Semi
Annual
Report    August 31, 1997

Franklin Tax-Free Trust

     Franklin Arizona Insured Tax-Free Income Fund
     Franklin Florida Insured Tax-Free Income Fund
     Franklin Insured Tax-Free Income Fund
     Franklin Massachusetts Insured Tax-Free Income Fund
     Franklin Michigan Insured Tax-Free Income Fund
     Franklin Minnesota Insured Tax-Free Income Fund
     Franklin Ohio Insured Tax-Free Income Fund


CELEBRATING 50 YEARS

This year marks 50 years of business for Franklin Templeton. Over these years, the mutual fund industry has experienced profound changes in technology, regulations and customer expectations. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest around the globe. We thank you for your past support and look forward to serving your investment needs in the years ahead.



Charles B. Johnson (left), chairman
of Franklin Tax-Free Trust and
Thomas J. Kenny (right), director of Franklin's Municipal Bond Department

SHAREHOLDER LETTER

CONTENTS

Shareholder Letter                                                    1
Special Feature:
Q&A with Thomas J. Kenny                                              3
Fund Reports
 Franklin Arizona Insured
Tax-Free Income Fund                                                  6
 Franklin Florida Insured
Tax-Free Income Fund                                                 10
 Franklin Insured
Tax-Free Income Fund                                                 14
 Franklin Massachusetts Insured
Tax-Free Income Fund                                                 20
 Franklin Michigan Insured
 Tax-Free Income Fund                                                26
 Franklin Minnesota Insured
Tax-Free Income Fund                                                 32
 Franklin Ohio Insured
Tax-Free Income Fund                                                 38
Glossary of Investment Terms                                         44
Bond Ratings                                                         46
Financial Highlights and
Statement of Investments                                             48
Financial Statements                                                 97
Notes to Financial Statements                                       104


Dear Shareholder:

It's a pleasure to bring you the Franklin Tax-Free Trust's semi-annual report for the period ended August 31, 1997.

During the six months under review, the U.S. economy continued its healthy expansion. In March, the Federal Reserve Board (the Fed) raised short-term interest rates 25 basis points, from 5.25% to 5.50%. The Fed's rate increase was in response to tight labor markets and its concern that possible wage demands could lead to inflation. Subsequently, interest rates reached their highest point of the year in April. Concerns over inflation soon dissipated, however, as reports released later in the period indicated few signs of inflation and showed economic growth was moderating. In this low-inflation and moderate-growth environment, interest rates ended near where they began. The 30-year U.S. Treasury bond started the six-month period offering a rate of 6.80% and finished at 6.57% on August 31, 1997.1


1. Source: Micropal.


Over the period, we have continued to see many insured municipal issues brought to the market. As individual state economies enjoyed healthy growth, state and local governments witnessed an increase in their revenues. Voter resistance toward higher taxes helped restrain government spending, causing government fiscal positions and credit ratings to strengthen. As credit qualities have risen, municipal bond insurance has become relatively cheap for state and local governments. Furthermore, increased competition among the municipal insurance companies have also contributed to lower insurance costs for issuers. Overall, municipal issuers have favored insured bonds because of the stronger market appeal for this type of security.

Our Municipal Bond Department reacted to the opportunities inherent in both the increased issues of insured bonds and the prepayment of outstanding municipal securities. As a policy -- and as the market permits -- we continue to enjoy the income from prerefunded holdings until they have a term left of approximately five years. Ideally, at this time the gains are captured and the proceeds are reinvested in bonds with greater call protection.

As always, we continue to stress a long-term investment perspective. The financial markets always have been -- and probably always will be -- subject to daily fluctuation. No one can predict the future performance of the securities markets, but history has shown that, over the long term, stocks and bonds have delivered impressive results when income is left to compound. We encourage you to review your investment program periodically with your investment representative, and focus on your continuing long-term goals. If you have any questions concerning the funds in the Franklin Tax-Free Trust, we welcome the opportunity to answer them.

Sincerely,

Charles B. Johnson
Chairman
Franklin Tax-Free Trust

Thomas J. Kenny
Director
Franklin Municipal Bond Department



Q&A

SPECIAL FEATURE:
Q&A WITH THOMAS J. KENNY

Q: Tom, the U.S. economy has shown strong growth, yet increased inflation hasn't been an issue. Any thoughts why not?


Many factors have contributed to the current economic environment in the U.S. Most notably: 1) The U.S. currently has one of the strongest economies in the world, with U.S. dollar-denominated assets in worldwide demand, which has led to a stronger U.S. dollar and cheaper foreign goods; 2) technology has enabled U.S. corporations to improve productivity efficiency, which has improved their bottom lines without raising prices; 3) until recently, labor forces have not renegotiated salary/wage contracts in lieu of job security; and 4) consumers have become more price conscious, requiring companies to be more competitive to maintain market share.

Q: Did the Federal Reserve Board's quarter-point interest rate hike in March -- and further neutral activity -- have any effect on the municipal bond market?

The Fed raised rates in March in a pre-emptive move against inflation as labor markets continued to strengthen. The Fed's tightening injected volatility into the fixed-income markets, as participants were uncertain about the future posturing by the Federal Reserve Board. Though it generally trended with the government market, the municipal market was slightly less volatile due to price support from comparatively low levels of municipal bond supply. As economic numbers indicate that the economy has continued on its path of moderate growth and low levels of inflation, we have seen overall interest rates trend downward.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Q: It seems that portfolio managers have been increasing their purchases of insured bonds. Why is that?

First of all, more municipal issues have been brought to the market as insured. Municipal bond insurers currently insure approximately 60% of new issues, and also make insurance available for secondary market securities. Second, the sustained low interest rate environment has increased demand for lower quality, higher yielding securities (causing their yields to decline), which has contributed to the narrowing of quality spreads between insured bonds and lower quality bonds. Simply speaking, we think insured bonds have generally offered the best relative value in the municipal market.


GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Q: Do you anticipate any impact to the municipal bond market as a result of the recent tax law changes?

Fortunately, the new tax law changes have not altered the tax advantages enjoyed by municipal bonds. Municipals continue to distribute income that is free from federal and state income taxes. It is difficult to determine the extent to which investors might change their investment strategies based upon the reduced capital gains rate and other tax rule changes. However, we currently do not expect any significant impact on the municipal bond market.

Q: What is your outlook for the municipal bond market for the remainder of 1997?

We expect the municipal bond market to do well through the rest of the year as the demand for municipals remains strong -- retail investors, insurance companies and institutional investors remain active in the market. Even with the adoption of the recent tax legislation, tax equivalent yields remain attractive and should lend some support for asset allocation into the municipal arena.

Thanks for sharing your thoughts, Tom.


GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Thomas J. Kenny,
director of Franklin's Municipal Bond
Department, discusses some issues facing the municipal bond market.


FRANKLIN ARIZONA INSURED
TAX-FREE INCOME FUND

Your Fund's Objective: Seeks to provide high current income exempt from regular federal and Arizona state personal income taxes through a portfolio consisting primarily of insured Arizona municipal bonds.1


STATE UPDATE

During the reporting period, Arizona experienced moderate economic expansion. The state's population growth eased from highs experienced during the 1980s and early 1990s, in part because of improved economic prospects in California. Furthermore, DRI/McGraw Hill projects population growth in Arizona will slow further, from 2.9% in 1996 to an estimated 2.1% for 1998.

Although California's economic recovery may have slowed immigration, the outlook suggests continued above-average population growth largely because of Arizona's low housing prices. Arizona's employment growth in 1996 was 5.6%, a slowdown only in relative terms from the strong 6.6% growth in 1994.2 Additionally, the state projects a substantially higher 1997 fiscal year-end general fund balance resulting from higher-than-expected income tax receipts.

The state, constitutionally prohibited from using general obligation debt, relies on lease obligations, revenue bonds, and pay-as-you-go financing for its capital needs, which results in moderate levels of gross state debt. Arizona's creditworthiness is reflected by its ratings on certificates of participation, which remained in the A+ to AAA range, as rated by Standard & Poor's, a national credit rating agency.3


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. Fund shares are not insured by any U.S. or other government agency. Insurance is related only to the payment of principal and interest on the portfolio's securities. It does not eliminate market risks to the fund's yield or share price or insure the fund's yield or share value. Terms of the insurance are more fully described in the prospectus, and no representation is made to any insurer's ability to meet its commitments.
The risks of investing in a non-diversified fund, such as increased susceptibility to adverse economic or regulatory developments, are described in the fund's prospectus.
2. Source: Standard & Poor's Creditweek Municipal, 7/7/97.
3. This does not indicate Standard & Poor's rating of the fund.

PORTFOLIO NOTES

We closely monitored the supply of insured Arizona municipal bonds over the reporting period. For the first half of 1997, the state issued a total of $1.6 billion in municipal bonds, 57% of which was insured.4 Arizona continues to experience strong economic and population growth, which increases the need for new infrastructure such as highways, schools, and affordable housing. This growth should increase the requirement for new borrowing. In addition, if interest rates remain low, refunding issues resulting from lower borrowing costs available to issuers could add to the supply of new issues.

We maintained the fund's broad sector exposure. Our education sector holdings increased approximately 7% during the period. Education credits added to the portfolio include Yuma County Elementary School District #1, Maricopa County Unified School District #9 (Wickenburg), and Maricopa County Unified School District #66 (Roosevelt Elementary). Other notable additions to the portfolio included the Phoenix Civic Improvement Corp. Wastewater System revenue bonds and the Yuma County Regional Medical Center revenue bonds.


4. Source: Bond Buyer, 8/5/97.

Franklin Arizona Insured
Tax-Free Income Fund
Portfolio Breakdown 8/31/97

                                             % of Total
                                              Long-Term
Sector                                       Investments
Education                                       38.2%
Utilities                                       23.6%
Industrial                                      11.1%
Hospitals                                        8.1%
General Obligations                              5.5%
Prerefunded                                      5.4%
Certificates of Participation                    2.3%
Other Revenue Bonds                              2.3%
Housing                                          1.4%
Miscellaneous                                    1.2%
Sales Tax                                        0.9%

For a complete list of portfolio holdings, please see page 49 of this report.

PERFORMANCE SUMMARY

The Franklin Arizona Insured Tax-Free Income Fund's share price, as measured by net asset value, increased 14.0 cents, from $10.36 on February 28, 1997, to $10.50 on August 31, 1997.

The fund posted a cumulative total return of +4.05% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

At the end of this reporting period, the fund's distribution rate was 5.03%, based on annualization of the current monthly dividend of 4.6 cents ($0.046) per share and the maximum offering price of $10.97 on August 31, 1997. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Arizona state personal income tax bracket would need to earn 8.78% from a taxable investment to match the fund's tax-free distribution rate.


Franklin Arizona Insured
Tax-Free Income Fund
Dividend Distributions

3/1/97-8/31/97*

                                                 Dividend
Month                                            per Share
March                                             4.6 cents
April                                             4.6 cents
May                                               4.6 cents
June                                              4.6 cents
July                                              4.6 cents
August                                            4.6 cents
Total                                            27.6 cents



*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.


GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Arizona Insured Tax-Free Income Fund

Periods ended 8/31/97

                                                                     Since
                                                                   Inception
                                                 1-Year   3-Year   (4/30/93)
Cumulative Total Return1                          9.95%   27.29%    31.08%
Average Annual Total Return2                      5.24%    6.82%     5.39%
Distribution Rate3                     5.03%
Taxable Equivalent Distribution Rate4  8.78%
30-Day Standardized Yield5             3.69%
Taxable Equivalent Yield4              6.44%

1. Cumulative total returns measures the change in value of an investment over the periods indicated and do not include the initial sales charge.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 4.6 cent per share monthly dividend and the maximum offering price of $10.97 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Arizona state personal income tax bracket of 42.72%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.
Note: Prior to July 1, 1994, fund shares were offered at a higher initial sales charge. Thus, actual total returns would be somewhat lower.
The fund's manager agreed in advance to waive a portion of management fees, which reduces operating expenses and increases yield, distribution rate and total return to shareholders. Without these reductions, the fund's distribution rate would have been lower, and yield for the period would have been 3.23%. The fee waiver may be discontinued at any time upon notification to the fund's Board of Trustees.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

FRANKLIN FLORIDA INSURED
TAX-FREE INCOME FUND

Your Fund's Objective: Seeks to provide high current income exempt from regular federal personal income taxes through a portfolio consisting primarily of insured Florida municipal bonds.1 In addition, the fund's shares are free from Florida's annual intangibles tax.


STATE UPDATE

Florida's general obligation debt rating by Standard & Poor's, a national credit rating agency, was upgraded from AA to AA+ during the reporting period.2 This rating upgrade reflected the state's economic expansion, strength in financial management, and discipline in maintaining its budget stabilization reserve, as required by the state's constitution. Florida did face some ongoing challenges, especially in Medicaid and school and correctional facilities. Although education initiatives continued to be the policy focus of the governor's budget in 1997, proposed bond programs for all of these areas are expected for fiscal 1998.

Employment has increased steadily since 1992. The estimated unemployment rate through 1996 was 5.3%, down from a recessionary peak of 8.2% in 1992. Strong growth in the services, construction, and trade sectors led to the state's expansion, with more than 64% of Florida's workforce tied to these sectors.3

PORTFOLIO NOTES

Over the last six months, the Franklin Florida Insured Tax-Free Income Fund continued to invest in current coupon bonds with good call protection. The Florida municipal bond market issued $5.5 billion in new supply between January and July 1997, and we found appealing securities during the reporting period. Some of the new issues we added to the portfolio were Celebration Community Development District, Cocoa Beach Water & Sewer, Indian Trail Water Control District, Orange County School Board, and Sarasota County Utility System. We will continue to monitor the municipal market for securities that fit our investment criteria.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. Fund shares are not insured by any U.S. or other government agency. Insurance is related only to the payment of principal and interest on the portfolio's securities. It does not eliminate market risks to the fund's yield or share price or insure the fund's yield or share value. Terms of the insurance are more fully described in the prospectus, and no representation is made to any insurer's ability to meet its commitments.
The risks of investing in a non-diversified fund, such as increased susceptibility to adverse economic or regulatory developments, are described in the fund's prospectus.
2. This does not indicate Standard & Poor's rating of the fund.
3. Source: Standard & Poor's Creditweek Municipal, 4/7/97.

Franklin Florida Insured
Tax-Free Income Fund
Portfolio Breakdown 8/31/97

                                             % of Total
                                              Long-Term
Sector                                       Investments
Utilities                                       55.1%
Other Revenue                                   14.4%
Hospitals                                        8.8%
Certificates of Participation                    6.9%
Sales Tax                                        4.0%
Housing                                          2.7%
Transportation                                   2.7%
General Obligations                              2.3%
Prerefunded                                      1.3%
Industrial                                       1.2%
Tax Assessment                                   0.6%

For a complete list of portfolio holdings, please see page 52 of this report.

PERFORMANCE SUMMARY

The Franklin Florida Insured Tax-Free Income Fund's share price, as measured by net asset value, increased 15.0 cents, from $9.99 on February 28, 1997, to $10.14 on August 31, 1997.

The fund posted a cumulative total return of +4.18% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

At the end of this reporting period, the fund's distribution rate was 4.99%, based on an annualization of the current monthly dividend of 4.4 cents ($0.044) per share and the maximum offering price of $10.59 on August 31, 1997. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket would need to earn 8.25% from a taxable investment to match the fund's tax-free distribution rate.


Franklin Florida Insured
Tax-Free Income Fund
Dividend Distributions

3/1/97-8/31/97*

                                                 Dividend
Month                                            per Share
March                                               4.4 cents
April                                               4.4 cents
May                                                 4.4 cents
June                                                4.4 cents
July                                                4.4 cents
August                                              4.4 cents
Total                                              26.4 cents



*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.


GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Florida Insured Tax-Free Income Fund

Periods ended 8/31/97

                                                                      Since
                                                                   Inception
                                                  1-Year   3-Year   (4/30/93)
Cumulative Total Return1                           9.36%    26.65%    26.52%
Average Annual Total Return2                       4.75%    6.63%     4.53%
Distribution Rate3                    4.99%
Taxable Equivalent Distribution Rate4 8.25%
30-Day Standardized Yield5            4.69%
Taxable Equivalent Yield4             7.76%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the initial sales charge.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 4.4 cent per share monthly dividend and the maximum offering price of $10.59 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.
Note: Prior to July 1, 1994, fund shares were offered at a higher initial sales charge. Thus, actual total returns would be somewhat lower.
The fund's manager agreed in advance to waive a portion of management fees, which reduces operating expenses and increases yield, distribution rate and total return to shareholders. Without these reductions, the fund's distribution rate would have been lower, and yield for the period would have been 4.24%. The fee waiver may be discontinued at any time upon notification to the fund's
Board of Trustees.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



The Top Five States

FRANKLIN INSURED TAX-FREE INCOME FUND
8/31/97

                                                % of Total
                                                 Long-Term
State                                           Investments
Texas                                               8.38%
New York                                            8.09%
Colorado                                            6.29%
Washington                                          5.98%
Massachusetts                                       5.71%


FRANKLIN INSURED TAX-FREE INCOME FUND

Your Fund's Objective: Seeks to provide high current income exempt from regular federal income taxes through a portfolio consisting primarily of insured municipal bonds.1

During the reporting period, we sold prerefunded issues and reinvested the proceeds in securities with longer call protection. In attempting to extend the fund's income-earning potential and protect the share price, we generally sell prerefunded bonds whose call dates are approximately five years away and replace them with bonds that have 10 years of call protection. Such sales are necessary to keep the portfolio within its stated objective of providing long-term income to shareholders.

As you can see from the tables to the left and right, we maintained portfolio diversification, both by type of holding and geographical distribution. Such diversification in a broad range of sectors and geographical locations can help us reduce the fund's exposure to risk and volatility that may affect any one sector or area.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. Fund shares are not insured by any U.S. or other government agency. Insurance is related only to the payment of principal and interest on the portfolio's securities. It does not eliminate market risks to the fund's yield or share price or insure the fund's yield or share value. Terms of the insurance are more fully described in the prospectus, and no representation is made to any insurer's ability to meet its commitments.

At this point, we are monitoring closely the supply of insured municipal bonds. On the one hand, the nation's growing need for new infrastructure -- including schools, affordable housing, highways and transportation projects -- as well as for repairs and upgrading of existing resources should increase the requirement for new borrowing. Also, if interest rates remain low, refunding issues resulting from lower borrowing costs available to issuers could add to the overall supply. On the other hand, borrowing limitations, such as the recent passage of Proposition 218 in California, may restrict the supply of tax-exempt bonds. Many states currently are enjoying substantial increases in revenues which they are using to fund many of their own infrastructure needs. Should issuance decline, future demand would be greater than supply, placing upward pressure on tax-exempt bond prices and downward pressure on yields.


Franklin Insured Tax-Free Income Fund
Portfolio Breakdown 8/31/97

                                                % of Total
                                                Long-Term
Sector                                          Investments
Utilities                                         27.7%
Prerefunded                                       15.9%
Hospitals                                         15.0%
Transportation                                    12.0%
Education                                         10.5%
Housing                                            5.7%
General Obligations                                5.0%
Certificates of Participation                      3.9%
Other Revenue                                      2.5%
Sales Tax                                          1.0%
Industrial                                         0.5%
Miscellaneous                                      0.2%
Special Assessment Bonds                           0.1%

For a complete list of portfolio holdings, please see page 55 of this report.





Franklin Insured Tax-Free Income Fund
Class I
Dividend Distributions

3/1/97-8/31/97*

                                                 Dividend
Month                                            per Share
March                                            5.7 cents
April                                            5.7 cents
May                                              5.7 cents
June                                             5.7 cents
July                                             5.7 cents
August                                           5.7 cents
Total                                           34.2 cents



*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.


PERFORMANCE SUMMARY


CLASS I

The Franklin Insured Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 6.0 cents, from $12.15 on February 28, 1997, to $12.21 on August 31, 1997.

The fund posted a cumulative total return of +3.33% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

At the end of this reporting period, the fund's distribution rate was 5.18%, based on an annualization of the current monthly dividend of 5.5 cents ($0.055) per share, which includes a dividend adjustment, and the maximum offering price of $12.75 on August 31, 1997. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket would need to earn 8.57% from a taxable investment to match the fund's tax-free distribution rate.


GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Insured Tax-Free Income Fund - Class I
Periods ended 8/31/97

                                                                      Since
                                                                    Inception
                                          1-year    5-Year   10-Year (4/3/85)
Cumulative Total Return1                  7.61%    36.03%   115.95% 173.99%
Average Annual Total Return2              3.06%     5.43%     7.54%   8.08%
Distribution Rate3                    5.18%
Taxable Equivalent Distribution Rate4 8.57%
30-Day Standardized Yield5            4.27%
Taxable Equivalent Yield4             7.07%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the initial sales charge.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.5 cent per share monthly dividend, which includes a dividend adjustment, and the maximum offering price of $12.75 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.
Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Franklin Insured Tax-Free Income Fund
Class II
Dividend Distributions

3/1/97-8/31/97*

                                                    Dividend
Month                                               per Share
March                                               5.09 cents
April                                               5.12 cents
May                                                 5.12 cents
June                                                5.12 cents
July                                                5.14 cents
August                                              5.14 cents
Total                                              30.73 cents



*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Past performance is not predictive of future results.






CLASS II

The Franklin Insured Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 6.0 cents, from $12.21 on February 28, 1997, to $12.27 on August 31, 1997.

The fund posted a cumulative total return of +3.02% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charges.

At the end of this reporting period, the fund's distribution rate was 4.75%, based on an annualization of the current monthly dividend of 4.90 cents ($0.0490) per share, which includes a dividend adjustment and a 12b-1 differential adjustment, and the offering price of $12.39 on August 31, 1997. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket would need to earn 7.86% from a taxable investment to match the fund's tax-free distribution rate.


GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Insured Tax-Free Income Fund - Class II

Periods ended 8/31/97

                                                                  Since
                                                               Inception
                                                        1-Year  (5/1/95)
Cumulative Total Return1                                 7.05%   15.33%
Average Annual Total Return2                             5.00%    5.84%
Distribution Rate3                    4.75%
Taxable Equivalent Distribution Rate4 7.86%
30-Day Standardized Yield5            3.85%
Taxable Equivalent Yield4             6.37%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charges.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months.
3. Distribution rate is based on an annualization of the current 4.90 cent per share monthly dividend, which includes a dividend ajustment and a 12b-1 differential adjustment, and the maximum offering price of $12.39 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



FRANKLIN MASSACHUSETTS INSURED
TAX-FREE INCOME FUND

Your Fund's Objective: Seeks to provide high current income exempt from regular federal and Massachusetts state personal income taxes through a portfolio consisting primarily of insured Massachusetts municipal bonds.1

COMMONWEALTH UPDATE

Education, health care, high technology, and financial services drove the commonwealth's economy during the reporting period. In fact, high tech employment represented 9.1% of Massachusetts' total employment -- the highest concentration of any state.2 Research laboratories, together with venture capital, gave the commonwealth an edge in such emerging industries as biotechnology, software and communications.

Massachusetts' focus turned primarily to debt management issues this period. After several years of restraining debt issuances, the commonwealth is feeling increased pressure to borrow for infrastructure needs. Massachusetts is attempting to fund a major highway improvement -- the Central Artery/Third Harbor Tunnel Project (also known as the "Big Dig") -- but significant issues remain, including the timing and availability of future federal highway funding. To limit its financial exposure, the commonwealth is seeking additional project funds (as much as $10.4 billion over the next five years) from "third parties" such as the Massachusetts Turnpike Authority and Massachusetts Port Authority.3


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. Fund shares are not insured by any U.S. or other government agency. Insurance is related only to the payment of principal and interest on the portfolio's securities. It does not eliminate market risks to the fund's yield or share price or insure the fund's yield or share value. Terms of the insurance are more fully described in the prospectus, and no representation is made to any insurer's ability to meet its commitments.
2. Source: Standard & Poor's Creditweek Municipal, 10/28/96.
3. Source: Reuter, 7/23/97.


PORTFOLIO NOTES

During the reporting period, we closely monitored insured Massachusetts municipal bond supply. For the first half of 1997, Massachusetts issued a total of $2.3 billion, of which 67% was insured. Looking ahead, the first billion dollars to help finance the Big Dig's construction is expected to be issued before the year's end. In addition, if interest rates remain low, refunding issues resulting from lower borrowing costs available to issuers could add to the supply of new issues.

Over the reporting period, we continued to sell prerefunded issues and reinvest the proceeds in securities with longer call protection. The sale of prerefunded bonds is necessary to keep the portfolio within its stated objective of providing long-term income to shareholders. Many issuers are taking advantage of lower interest rates to refinance their outstanding debt. In the last six months alone, approximately 3% of the portfolio's total long-term investments was prerefunded, bringing the fund's total up to 14.7%.

We maintained our portfolio's credit and sector diversification over this reporting period. We reduced our health care sector exposure from 1.6% on February 28, 1997, to 1.3%, and increased transportation from 4.6% to 9.4%. A notable credit added to the portfolio during this six-month period was the Massachusetts Port Authority's Bosfuel Project, which finances the construction of a new aviation fuel storage and distribution system at the Boston-Logan International Airport. Other notable additions to the portfolio include North Hampton general obligation bonds and Massachusetts Industrial Finance Agency revenue bonds for Simons Rock College. Such diversification can help us reduce the fund's exposure to risk and volatility that may affect any one sector.


Franklin Massachusetts Insured Tax-Free
Income Fund
Portfolio Breakdown 8/31/97

                                                % of Total
                                                 Long-Term
Sector                                          Investments
Hospitals                                          29.8%
Education                                          19.7%
Prerefunded                                        13.1%
General Obligations                                 9.7%
Transportation                                      9.4%
Utilities                                           8.4%
Housing                                             6.9%
Health Care                                         1.3%
Certificates of Participation                       0.9%
Other Revenue                                       0.8%

For a complete list of portfolio holdings, please see page 72 of this report.

PERFORMANCE SUMMARY




Franklin Massachusetts Insured Tax-Free
Income Fund
Class I
Dividend Distributions

3/1/97-8/31/97*

                                                    Dividend
Month                                               per Share
March                                               5.2 cents
April                                               5.2 cents
May                                                 5.2 cents
June                                                5.2 cents
July                                                5.2 cents
August                                              5.2 cents
Total                                              31.2 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.





CLASS I

The Franklin Massachusetts Insured Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 8.0 cents, from $11.54 on February 28, 1997, to $11.62 on August 31, 1997.

The fund posted a cumulative total return of +3.80% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

In addition to distributing 31.2 cents ($0.312) per share in dividend income, the fund paid out a long-term capital gain of 4.33 cents ($0.0433) in June 1997. Distributions will vary, depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not indicative of future trends.

At the end of this reporting period, the fund's distribution rate was 4.94%, based on an annualization of the current monthly dividend of 5.0 cents ($0.050) per share, which includes a dividend adjustment, and the maximum offering price of $12.14 on August 31, 1997. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Massachusetts state personal income tax bracket would need to earn 9.30% from a taxable investment to match the fund's tax-free distribution rate.


GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Massachusetts Insured Tax-Free Income Fund - Class I

Periods ended 8/31/97
                                                                       Since
                                                                     Inception
                                           1-year    5-Year   10-Year (4/3/85)
Cumulative Total Return1                   8.14%    36.90%   108.67% 152.09%
Average Annual Total Return2               3.50%     5.57%     7.17%   7.36%
Distribution Rate3                    4.94%
Taxable Equivalent Distribution Rate4 9.30%
30-Day Standardized Yield5            4.23%
Taxable Equivalent Yield4             7.96%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the initial sales charge.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.0 cent per share monthly dividend, which includes a dividend adjustment, and the maximum offering price of $12.14 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Massachusetts state personal income tax rate of 46.85%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.
Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
The Franklin Massachusetts Insured Tax-Free Income Fund - Class I paid distributions derived from long-term capital gains of 4.33 cents ($0.0433) per share in June 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.





Franklin Massachusetts Insured Tax-Free
Income Fund
Class II
Dividend Distributions

3/1/97-8/31/97*

                                                   Dividend
Month                                              per Share
March                                              4.65 cents
April                                              4.71 cents
May                                                4.71 cents
June                                               4.71 cents
July                                               4.64 cents
August                                             4.64 cents
Total                                             28.06 cents



*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.


CLASS II

The Franklin Massachusetts Insured Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 7.0 cents, from $11.59 on February 28, 1997, to $11.66 on August 31, 1997.

The fund posted a cumulative total return of +3.42% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charges.

In addition to distributing 28.06 cents ($0.2806) per share in dividend income, the fund paid out a long-term capital gain of 4.33 cents ($0.0433) in June 1997. Distributions will vary, depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not indicative of future results.

At the end of this reporting period, the fund's distribution rate was 4.49%, based on an annualization of the current monthly dividend of 4.41 cents ($0.0441) per share, which includes a dividend adjustment and a 12b-1 differential adjustment, and the offering price of $11.78 on August 31, 1997. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Massachusetts state personal income tax bracket would need to earn 8.45% from a taxable investment to match the fund's tax-free distribution rate.


GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Massachusetts Insured Tax-Free Income Fund - Class II

Periods ended 8/31/97

                                                                 Since
                                                              Inception
                                                      1-Year   (5/1/95)
Cumulative Total Return1                                7.53%   15.61%
Average Annual Total Return2                            5.42%    5.97%
Distribution Rate3                     4.49%
Taxable Equivalent Distribution Rate4  8.45%
30-Day Standardized Yield5             3.81%
Taxable Equivalent Yield4              7.17%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charges.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months.
3. Distribution rate is based on an annualization of the current 4.41 cent per share monthly dividend, which includes a dividend adjustment and a 12b-1 differential adjustment, and the offering price of $11.78 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Massachusetts state personal income tax rate of 46.85%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
The Franklin Massachusetts Insured Tax-Free Income Fund - Class II paid distributions derived from long-term capital gains of 4.33 cents ($0.0433) per share in June 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.


Past performance is not predictive of future results.

FRANKLIN MICHIGAN INSURED
TAX-FREE INCOME FUND

Your Fund's Objective: Seeks to provide high current income exempt from regular federal and Michigan state personal income taxes through a portfolio consisting primarily of insured Michigan municipal bonds.1


STATE UPDATE

Michigan displayed strong economic performance during the six-month reporting period. The state's economy and operating funds remained satisfactory. Performance continued at a steady pace, reflecting the state administration's response to the national recession that weakened Michigan's fiscal position in the early 1990s. Reserves previously depleted as a result of the recession, such as the state's budget stabilization fund, were sufficiently replenished. These reserve levels provided increased stability, which was necessary to offset the effects of escalated state expenditures, especially school funding needs.

The state's employment reached a historically high level during the period. Increased employment in the service sectors, brought on by manufacturers' outsourcing efforts and the effects of strong export activity, positively impacted employment trends. As of the end of first quarter 1997, Michigan's unemployment rate was not only at its lowest since the 1960s, but was below the national average.2


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Fund shares are not insured by any U.S. or other government agency. Insurance is related only to the payment of principal and interest on the portfolio's securities. It does not eliminate market risks to the fund's yield or share price or insure the fund's yield or share value. Terms of the insurance are more fully described in the prospectus, and no representation is made to any insurer's ability to meet its commitments.

2. Source: Standard & Poor's Creditweek Municipal, 3/24/97.

PORTFOLIO NOTES

There were a number of new purchases in the portfolio over the reporting period as we moved to sell prerefunded issues. Among the new issues we purchased for the fund were Gladstone Area (MI) public schools, Michigan State Hospital Finance Authority revenue bonds, Michigan State Housing Development Authority bonds, and Detroit Water and Sewer revenue bonds.

We continue to monitor the supply of Michigan insured municipal bonds. On the one hand, the nation's growing need for infrastructure -- including schools, affordable housing, highways and transportation projects -- as well as for repairs and upgrading of existing resources should increase the requirement for new borrowing. In addition, if interest rates remain low, refunding issues resulting from lower borrowing costs available to issuers could add to new supply. On the other hand, borrowing limitations could restrict the supply of tax-exempt bonds. Many states currently are enjoying substantial increases in revenues, which they are using to fund many of their own infrastructure needs. Should issuance decline, future demand could be greater than supply, placing upward pressure on tax-exempt bond prices and downward pressure on yields.


Franklin Michigan Insured Tax-Free Income Fund
Portfolio Breakdown 8/31/97

                                                % of Total
                                                 Long-Term
Sector                                          Investments
Education                                       33.3%
Prerefunded                                     15.8%
Hospitals                                       14.6%
Utilities                                       12.8%
General Obligations                             12.5%
Transportation                                   4.7%
Other Revenue                                    3.5%
Housing                                          1.4%
Industrial                                       0.9%
Health Care                                      0.4%
Sales Tax Revenue Bonds                          0.1%

For a complete list of portfolio holdings, please see page 77 of this report. PERFORMANCE SUMMARY


CLASS I

The Franklin Michigan Insured Tax-Free Income Fund - Class I share price, as measured by net asset value, ended the reporting period unchanged at $12.00 from February 28, 1997, through August 31, 1997.

The fund posted a cumulative total return of +3.16% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

In addition to distributing 32.7cents ($0.327) per share in dividend income, the fund paid out a long-term capital gain of 4.97 cents ($0.0497) in June 1997. Distributions will vary, depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not indicative of future trends.

At the end of this reporting period, the fund's distribution rate was 5.17%, based on an annualization of the current monthly dividend of 5.4 cents ($0.054) per share and the maximum offering price of $12.53 on August 31, 1997. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Michigan state personal income tax bracket would need to earn 8.96% from a taxable investment to match the fund's tax-free distribution rate.


GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Michigan Insured Tax-Free Income Fund - Class I

Periods ended 8/31/97

                                                                        Since
                                                                      Inception
                                           1-year    5-Year   10-Year (4/3/85)
Cumulative Total Return1                    7.66%    35.81%   110.92% 161.59%
Average Annual Total Return2                3.12%     5.40%     7.29%   7.68%
Distribution Rate3                    5.17%
Taxable Equivalent Distribution Rate4 8.96%
30-Day Standardized Yield5            4.25%
Taxable Equivalent Yield4             7.36%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the initial sales charge.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.4 cent per share monthly dividend and the maximum offering price of $12.53 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Michigan state personal income tax rate of 42.26%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.
Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

The Franklin Michigan Insured Tax-Free Income Fund - Class I paid distributions derived from long-term capital gains of 4.97 cents ($0.0497) per share in June 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.

Franklin Michigan Insured Tax-Free Income Fund
Class I
Dividend Distributions

3/1/97-8/31/97*

                                                 Dividend
Month                                            per Share
March                                             5.5 cents
April                                             5.5 cents
May                                               5.5 cents
June                                              5.4 cents
July                                              5.4 cents
August                                            5.4 cents
Total                                            32.7 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.






Franklin Michigan Insured Tax-Free Income Fund
Class II
Dividend Distributions

3/1/97-8/31/97*

                                                 Dividend
Month                                            per Share
March                                             4.80 cents
April                                             4.97 cents
May                                               4.97 cents
June                                              4.87 cents
July                                              4.82 cents
August                                            4.82 cents
Total                                            29.25 cents



*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.


CLASS II

The Franklin Michigan Insured Tax-Free Income Fund - Class II share price, as measured by net asset value, decreased 1.0 cent, from $12.07 on February 28, 1997, to $12.06 on August 31, 1997.

The fund posted a cumulative total return of +2.78% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charges.

In addition to distributing 29.25 cents ($0.2925) per share in dividend income, the fund paid out a long-term capital gain of 4.97 cents ($0.0497) in June 1997. Distributions will vary, depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

At the end of this reporting period, the fund's distribution rate was 4.72%, based on an annualization of the current monthly dividend of 4.79 cents ($0.0479) per share, which includes a 12b-1 differential adjustment, and the offering price of $12.18 on August 31, 1997. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Michigan state personal income tax bracket would need to earn 8.17% from a taxable investment to match the fund's tax-free distribution rate.

GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Michigan Insured Tax-Free Income Fund - Class II

Periods ended 8/31/97

                                                                   Since
                                                                 Inception
                                                         1-Year  (5/1/95)
Cumulative Total Return1                                  7.00%   15.36%
Average Annual Total Return2                              4.94%    5.85%
Distribution Rate3                     4.72%
Taxable Equivalent Distribution Rate4  8.17%
30-Day Standardized Yield5             3.83%
Taxable Equivalent Yield4              6.63%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charges.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months.
3. Distribution rate is based on an annualization of the current 4.79 cent per share monthly dividend, which includes a 12b-1 differential adjustment, and the offering price of $12.18 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Michigan state personal income tax rate of 42.26%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
The Franklin Michigan Insured Tax-Free Income Fund - Class II paid distributions derived from long-term capital gains of 4.97 cents ($0.0497) per share in June 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.



FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND

Your Fund's Objective: Seeks to provide high current income exempt from regular federal and Minnesota state personal income taxes through a portfolio consisting primarily of insured Minnesota municipal bonds.1


STATE UPDATE

Minnesota's deep, steadily growing economic base is well diversified among services, trade and manufacturing. Overall state employment growth lagged slightly behind the nation, largely because of losses in mining and agriculture, while slow growth in the trade and services sector contributed to some labor force softness. Employment and income projections indicate the continuation of steady job creation through 2002 in nearly all segments of the economy. In addition, the annual unemployment rate is expected to remain between 3.5% to 4%.

The state's financial position is very positive, and fiscal management with established reserves should be sufficient to maintain its creditworthiness during a potential future economic downturn. Minnesota's strong income tax receipts have allowed the state to build its financial position steadily and establish reserve funds for unforeseen future needs.

Minnesota also has a moderate debt burden with manageable future capital needs. The state has formalized a number of prudent management measures to maintain a long-term budgetary balance for the 1997-1999 biennium. In addition, two statutory reserves were created for cash flow and budgetary purposes, which together represent over 6% of General Fund revenues.2 This solid position eliminates the need for external cashflow borrowing and provides flexibility to address unexpected challenges.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. Fund shares are not insured by any U.S. or other government agency. Insurance is related only to the payment of principal and interest on the portfolio's securities. It does not eliminate market risks to the fund's yield or share price or insure the fund's yield or share value. Terms of the insurance are more fully described in the prospectus, and no representation is made to any insurer's ability to meet its commitments.
2. Source: Standard & Poor's Creditweek Municipal, 7/28/97.

PORTFOLIO NOTES

There were a number of new purchases in the portfolio over the reporting period as we moved to sell prerefunded issues. Among the new issues we purchased for the fund were Columbia Heights (MN) insured bonds #13, Minneapolis/St. Paul Childrens Health Care, Buffalo (MN) general obligation bonds, and Inner Grove Heights (MN) tax allocation bonds.

We continued to monitor the supply of Minnesota insured municipal bonds over the reporting period and intend to maintain our conservative management style, especially as borrowing needs and municipal supply change. On the one hand, the nation's growing need for infrastructure -- including schools, affordable housing, highways and transportation projects -- as well as for repairs anD upgrading of existing resources should increase the requirement for new borrowing. In addition, if interest rates remain low, refunding issues resulting from lower borrowing costs available to issuers could add to new supply. On the other hand, borrowing limitations could restrict the supply of tax-exempt bonds. Many states currently are enjoying substantial increases in revenues, which they are using to fund many of their own infrastructure needs. Should issuance decline, future demand could be greater than supply, placing upward pressure on tax-exempt bond prices and downward pressure on yields.


Franklin Minnesota Insured Tax-Free Income Fund
Portfolio Breakdown 8/31/97

                                                % of Total
                                                 Long-Term
Sector                                          Investments
Utilities                                          20.4%
Prerefunded                                        16.8%
Hospitals                                          16.4%
Housing                                            15.8%
Education                                          13.9%
General Obligations                                 5.1%
Health Care                                         4.9%
Other Revenue                                       2.6%
Certificates of Participation                       2.3%
Tax Allocation Bonds                                1.5%
Transportation                                      0.3%

For a complete list of portfolio holdings, please see page 85 of this report. PERFORMANCE SUMMARY



Franklin Minnesota Insured Tax-Free Income Fund
Class I
Dividend Distributions

3/1/97-8/31/97*

                                                 Dividend
Month                                            per Share
March                                              5.4 cents
April                                              5.4 cents
May                                                5.4 cents
June                                               5.4 cents
July                                               5.4 cents
August                                             5.4 cents
Total                                             32.4 cents



*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.


CLASS I

The Franklin Minnesota Insured Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 8.0 cents, from $12.01 on February 28, 1997, to $12.09 on August 31, 1997.

The fund posted a cumulative total return of +3.39% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

At the end of this reporting period, the fund's distribution rate was 5.04%, based on an annualization of the current monthly dividend of 5.3 cents ($0.053) per share, which includes a dividend adjustment, and the maximum offering price of $12.63 on August 31, 1997. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Minnesota state personal income tax bracket would need to earn 9.11% from a taxable investment to match the fund's tax-free distribution rate.



GRAPHIC MATERIAL 12 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Minnesota Insured Tax-Free Income Fund - Class I

Periods ended 8/31/97

                                                                       Since
                                                                     Inception
                                          1-year    5-Year   10-Year (4/3/85)
Cumulative Total Return1                   7.66%    33.68%   105.46% 162.42%
Average Annual Total Return2               3.05%     5.07%     7.00%   7.71%
Distribution Rate3                    5.04%
Taxable Equivalent Distribution Rate4 9.11%
30-Day Standardized Yield5            4.26%
Taxable Equivalent Yield4             7.71%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the initial sales charge.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.3 cent per share monthly dividend, which includes a dividend adjustment, and the maximum offering price of $12.63 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Minnesota state personal income tax rate of 44.73%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.
Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.




CLASS II
Dividend Distributions

3/1/97-8/31/97*

                                                 Dividend
Month                                            per Share
March                                            4.43 cents
April                                            4.87 cents
May                                              4.87 cents
June                                             4.87 cents
July                                             4.75 cents
August                                           4.75 cents
Total                                           28.54 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.




CLASS II

The Franklin Minnesota Insured Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 8.0 cents, from $12.05 on February 28, 1997, to $12.13 on August 31, 1997.

The fund posted a cumulative total return of +3.07% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

At the end of this reporting period, the fund's distribution rate was 4.63%, based on an annualization of the current monthly dividend of 4.73 cents ($0.0473) per share, which includes a dividend adjustment and a 12b-1 differential adjustment, and the offering price of $12.25 on August 31, 1997. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Minnesota state personal income tax bracket would need to earn 8.38% from a taxable investment to match the fund's tax-free distribution rate.


GRAPHIC MATERIAL 13 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Minnesota Insured Tax-Free Income Fund - Class II

Periods ended 8/31/97

                                                                      Since
                                                                    Inception
                                                           1-Year   (5/1/95)
Cumulative Total Return1                                     6.97%   14.20%
Average Annual Total Return2                                 4.91%    5.40%
Distribution Rate3                     4.63%
Taxable Equivalent Distribution Rate4  8.38%
30-Day Standardized Yield5             3.84%
Taxable Equivalent Yield4              6.95%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charges.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months.
3. Distribution rate is based on an annualization of the current 4.73 cent per share monthly dividend, which includes a dividend adjustment and a 12b-1 differential adjustment, and the offering price of $12.25 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Minnesota state personal income tax rate of 44.73%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



FRANKLIN OHIO INSURED
TAX-FREE INCOME FUND

Your Fund's Objective: Seeks to provide high current income exempt from regular federal and Ohio state personal income taxes through a portfolio consisting primarily of insured Ohio municipal securities.1


STATE UPDATE

During the reporting period, Ohio's economy remained dominated by manufacturing. Although such dominance may make the state financially unstable and vulnerable during a recession, Ohio's strength in the export markets for the its key industrial products, particularly transportation equipment and non-electrical machinery, helps offset such a threat.

Ohio's resources, debt position, and conservative financial approach helped maintain a very high credit quality for the period: AA+ by Fitch, a national credit rating agency. 2 The state's debt burden was low to moderate, and amoritization was rapid. Financial operations continued to be strong.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. Fund shares are not insured by any U.S. or other government agency. Insurance is related only to the payment of principal and interest on the portfolio's securities. It does not eliminate market risks to the fund's yield or share price or insure the fund's yield or share value. Terms of the insurance are more fully described in the prospectus, and no representation is made to any insurer's ability to meet its commitments.
2. This does not indicate Fitch's rating of the fund.

PORTFOLIO NOTES

There were a number of new purchases in the portfolio over the reporting period as we moved to sell prerefunded issues. Among the new issues we purchased for the fund were Cleveland (OH) Water Works revenue bonds, Delaware (OH) School District bonds, Franklin County Hospital revenue bonds, and Ohio State Building Authority.

We continue to monitor closely the supply of Ohio insured municipal bonds. On the one hand, the nation's growing need for infrastructure -- including schools, affordable housing, highways and transportation projects -- as well as for repairs and upgrading of existing resources should increase the requirement for new borrowing. In addition, if interest rates remain low, refunding issues resulting from lower borrowing costs available to issuers could add to new supply. On the other hand, borrowing limitations could restrict the supply of tax-exempt bonds. Many states currently are enjoying substantial increases in revenues, which they are using to fund many of their own infrastructure needs. Should issuance decline, future demand could be greater than supply, placing upward pressure on tax-exempt bond prices and downward pressure on yields.


Franklin Ohio Insured Tax-Free Income Fund
Portfolio Breakdown 8/31/97

                                                % of Total
                                                 Long-Term
Sector                                          Investments
Utilities                                          28.5%
Education                                          21.8%
Hospitals                                          13.5%
General Obligations                                11.5%
Prerefunded                                        10.0%
Housing                                             5.2%
Transportation                                      3.6%
Certificates of Participation                       2.7%
Industrial                                          2.4%
Other Revenue Bonds                                 0.8%
For a complete list of portfolio holdings, please see page 90 of this report.

PERFORMANCE SUMMARY


Franklin Ohio Insured
Tax-Free Income Fund
Class I
Dividend Distributions

3/1/97-8/31/97*

                                                   Dividend
Month                                              per Share
March                                              5.5 cents
April                                              5.5 cents
May                                                5.5 cents
June                                               5.5 cents
July                                               5.5 cents
August                                             5.5 cents
Total                                             33.0 cents



*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.


CLASS I

The Franklin Ohio Insured Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 8.0 cents, from $12.19 on February 28, 1997, to $12.27 on August 31, 1997.

The fund posted a cumulative total return of +3.38% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

At the end of this reporting period, the fund's distribution rate was 4.96%, based on an annualization of the current monthly dividend of 5.3 cents ($0.053) per share, which includes a dividend adjustment, and the maximum offering price of $12.81 on August 31, 1997. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Ohio state personal income tax bracket would need to earn 8.84% from a taxable investment to match the fund's tax-free distribution rate.



GRAPHIC MATERIAL 14 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Ohio Insured Tax-Free Income Fund - Class I

Periods ended 8/31/97

                                                                        Since
                                                                      Inception
                                           1-year    5-Year   10-Year (4/3/85)
Cumulative Total Return1                    8.09%    36.85%   112.78% 163.65%
Average Annual Total Return2                3.51%     5.55%     7.38%   7.75%
Distribution Rate3                    4.96%
Taxable Equivalent Distribution Rate4 8.84%
30-Day Standardized Yield5            4.26%
Taxable Equivalent Yield4             7.58%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the initial sales charge.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.3 cent per share monthly dividend, which includes a dividend adjustment, and the maximum offering price of $12.81 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Ohio state personal income tax rate of 43.83%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.
Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



Franklin Ohio Insured
Tax-Free Income Fund
Class II
Dividend Distributions

3/1/97-8/31/97*

                                                 Dividend
Month                                            per Share
March                                             4.94 cents
April                                             4.93 cents
May                                               4.93 cents
June                                              4.93 cents
July                                              4.94 cents
August                                            4.94 cents
Total                                            29.61 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.



CLASS II

The Franklin Ohio Insured Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 9.0 cents, from $12.24 on February 28, 1997, to $12.33 on August 31, 1997.

The fund posted a cumulative total return of +3.17% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charges.

At the end of this reporting period, the fund's distribution rate was 4.55%, based on an annualization of the current monthly dividend of 4.72 cents ($0.0472) per share, which includes a dividend adjustment and a 12b-1 differential adjustment, and the offering price of $12.45 on August 31, 1997. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal and Ohio state personal income tax bracket would need to earn 8.10% from a taxable investment to match the fund's tax-free distribution rate.

GRAPHIC MATERIAL 15 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Ohio Insured Tax-Free Income Fund - Class II

Periods ended 8/31/97

                                                                    Since
                                                                  Inception
                                                          1-Year  (5/1/95)
Cumulative Total Return1                                   7.51%   16.03%
Average Annual Total Return2                               5.46%    6.12%
Distribution Rate3                    4.55%
Taxable Equivalent Distribution Rate4 8.10%
30-Day Standardized Yield5            3.84%
Taxable Equivalent Yield4             6.84%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charges.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months.
3. Distribution rate is based on an annualization of the current 4.72 cent per share monthly dividend, which includes a dividend adjustment and a 12b-1 differential adjustment, and the maximum offering price of $12.45 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Ohio state personal income tax rate of 43.83%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



GLOSSARY OF INVESTMENT TERMS

Average Annual Total Return: The average annual change in value of an investment over the periods indicated. Unless otherwise stated, figures shown in this report include sales charges.

Discount: Amount by which a bond sells below its face (par) value. For instance, a bond with a $1,000 face value that sells for $900 would have a $100 discount.

Call Protection: The length of time during which a bond cannot be redeemed by its issuer.

Coupon: A bond's interest rate that the issuer promises to pay to the holder until the bond matures.

Cumulative Total Return: Measures the change in value of an investment over the periods indicated. Unless otherwise stated, figures shown in this report exclude sales charges.

Current-Coupon Bond: A bond with a coupon rate that is within half a percentage point of current market interest rates. See also Full Coupon Bond.

Full-Coupon Bond: A bond with a coupon rate that is near or above current market interest rates. See also Current Coupon Bond.

High-Grade Bond/High-Quality Bond: A bond rated AAA or AA by Standard & Poor's(R) or Aaa or Aa by Moody's Investors Service -- two national credit-rating agencies.

Investment-Grade Bond: A bond with a rating of AAA to BBB, usually within the top four rating categories assigned to bonds.

Premium: Amount by which a bond sells above its face (par) value. For instance, a bond with a $1,000 face value that sells for a $1,100 would have a $100 premium.

Prerefunded Bond: A bond that will be paid off at its first call date with proceeds of the sale of a second bond carrying a lower interest rate. The proceeds are generally invested in U.S. Treasuries set to mature at the original bonds first call date. When a bond is prerefunded its premium rises, and then falls to par value as the refunding date approaches.

Par Value: The face value or amount at which a security will be redeemed at maturity -- typically $1,000 for a bond.

Yield Spread: The relative yield differential between lower- and higher-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for added credit risk.


MUNICIPAL BOND RATINGS
Moody's

Aaa: Best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.




FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Arizona Insured Tax-Free Income Fund
                                                                  Six Months Ended
                                                                   August 31, 1997        Year Ended February 28,
Class I                                                              (unaudited)     1997      1996      1995    19941
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............................          $10.36   $10.36     $9.80    $10.28  $10.00
                                                     ---------------------------------------------------------------------
Income from investment operations:
 Net investment income ............................................          .27      .55       .55       .55     .34
 Net realized and unrealized gains (losses) .......................             .15    --       .57         (.48) .27
                                                     ---------------------------------------------------------------------
Total from investment operations ..................................          .42      .55         1.12    .07     .61
                                                     ---------------------------------------------------------------------
Less distributions:
 Dividends from net investment income .............................            (.28)    (.55)     (.56)     (.55)   (.33)
                                                     ---------------------------------------------------------------------
Net asset value, end of period ....................................          $10.50   $10.36    $10.36     $9.80  $10.28
                                                     =====================================================================
Total return* .....................................................            4.05%    5.55%    11.64%      .94%   6.04%

Ratios/Supplemental Data:
Net assets, end of period (000's) .................................          $45,102  $39,693   $38,199   $20,794 $12,895
Ratio to average net assets:
 Expenses .........................................................             .40%**   .25%      .16%      .10%    .03%**
 Expenses excluding waiver and payments by affiliate ..............             .88%**   .86%      .86%      .96%    .83%**
 Net investment income ............................................            5.24%**  5.45%     5.51%     5.80%   4.85%**
Portfolio turnover rate ...........................................           10.06%   18.27%     4.12%    44.61%  62.88%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
1For the period April 30, 1993 (effective date) to February 28, 1994.


FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1997 (unaudited)



                                                                                                              PRINCIPAL
 Franklin Arizona Insured Tax-Free Income Fund                                                                 AMOUNT      VALUE
bLong Term Investments 98.1%

 Arizona State Management Authority, Financial Assistance Revenue, AMBAC Insured, 5.75%, 7/01/15 ......      $ 750,000    $ 770,895
 Arizona State Power Authority, Power Resources Revenue, Refunding,
 Hoover Uprating Project, MBIA Insured, 5.375%, 10/01/13 ..............................................        900,000      903,168
 Arizona State University Revenues, Refunding, Series A, MBIA Insured, 5.50%, 7/01/19 .................      1,000,000    1,003,370
 Casa Grande Excise Tax Revenue, FGIC Insured, 6.00%, 4/01/10 .........................................        400,000      422,388
 Douglas Municipal Property Corp., Municipal Facilities Excise Tax Revenue, MBIA Insured, 5.75%, 7/01/15       525,000      540,687
 Gilbert GO, Projects of 1988, Series C, MBIA Insured, 5.50%, 7/01/23 .................................      1,000,000    1,010,360
 La Paz County School District No. 4, Quartzsite Elementary School Improvement,
 MBIA Insured, 5.70%, 7/01/16 .........................................................................        480,000      488,362
 Maricopa County School District No. 3, Tempe Elementary, Refunding, AMBAC Insured, 6.00%, 7/01/13 ....        700,000      739,676
 Maricopa County School District No. 8, Osborn, Series A, FGIC Insured, Refunding, 5.875%, 7/01/14 ....        500,000      525,330
 Maricopa County School District No. 9, Wickenburg Projects of 1997, AMBAC Insured,
     5.55%, 7/01/14 ...................................................................................      1,000,000    1,019,640
     5.65%, 7/01/16 ...................................................................................      1,055,000    1,074,001
 Maricopa County School District No. 11, Peoria Unified, Refunding, AMBAC Insured, 6.10%, 7/01/10 .....        700,000      759,136
 Maricopa County School District No. 28, Kyrene Elementary, Series B, FGIC Insured, 6.00%, 7/01/14 ....        500,000      521,525
 Maricopa County School District No. 31, Series A, AMBAC Insured, 6.20%, 7/01/13 ......................        570,000      606,697
 Maricopa County School District No. 66, Roosevelt Elementary, Series B, FGIC Insured, 5.30%, 7/01/13 .      1,540,000    1,541,124
 Maricopa County School District No. 68, Alhambra Elementary, Refunding & Improvement,
  AMBAC Insured, 5.125%, 7/01/13 ......................................................................        500,000      493,825
 Maricopa County School District No. 98, Fountain Hills,
 AMBAC Insured, 5.75%, 7/01/12 ........................................................................        500,000      521,125
 MBIA Insured, Pre-Refunded, 6.20%, 7/01/10 ...........................................................        235,000      260,700
 Maricopa County USD No. 41, Series G, FGIC Insured, 5.50%, 7/01/12 ...................................        670,000      678,710
 Maricopa County USD No. 80, Chandler, Refunding, FGIC Insured, 5.85%, 7/01/13 ........................        700,000      729,092
 Maricopa County USD No. 95, Queens Creek, Series A, AMBAC Insured, 5.70%, 7/01/14 ....................        400,000      412,404
bMesa Utility System Revenue, FGIC Insured, 5.375%, 7/01/17 ...........................................        500,000      500,610
 Mohave County, Hospital District No. 1, Kingman Regional Medical Center Project,
  FGIC Insured, 6.50%, 6/01/15.........................................................................        610,000      654,036
 Navajo County PCR, Arizona Public Service Co., Series A,
 AMBAC Insured, 5.50%, 8/15/28 ........................................................................      2,400,000    2,382,264
 MBIA Insured, 5.875%, 8/15/28 ........................................................................      2,450,000    2,508,408
 Oro Valley Municipal Property Corp. Revenue, Municipal Water System, MBIA Insured, 5.55%, 7/01/17 ....        700,000      712,810
 Phoenix Civic Improvement Corp., Municipal Facilities Excise Tax Revenue,
  MBIA Insured, Pre-Refunded, 6.90%, 7/01/21 ..........................................................      1,000,000    1,154,370
 Phoenix Civic Improvement Corp., Wastewater Systems Lease Revenue,
  Refunding, MBIA Insured, 5.00%, 7/01/18..............................................................        800,000      754,488
 Phoenix Civic Improvement Corp., Water Systems Revenue, Junior Lien,
 AMBAC Insured, 5.50%, 7/01/21 ........................................................................        500,000      496,020
 FGIC Insured, 5.50%, 7/01/24 .........................................................................      1,000,000      991,600
 MBIA Insured, 5.375%, 7/01/22 ........................................................................      1,000,000      988,430
 Pima County IDA, SFMR, GNMA Secured, 6.625%, 11/01/14 ................................................        600,000      637,452
 Puerto Rico Commonwealth GO, MBIA Insured, 6.45%, 7/01/17 ............................................        845,000      923,568
 Puerto Rico Electric Power Authority Revenue,
 Series AA, MBIA Insured, 5.375%, 7/01/27 .............................................................        500,000      491,565
 Series R, FSA Insured, 6.25%, 7/01/17 ................................................................        800,000      845,432
 Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities,
  Financing Authority Hospital Revenue, Hospital Auxilio Mutuo Obligation Group,
  Series A, MBIA Insured, 6.25%, 7/01/24 ..............................................................        840,000      901,874
 Salt River Project, Agricultural Improvement and Power District, Electric System Revenue,
  Refunding, Series D, FGIC Insured,
 5.50%, 1/01/25 .......................................................................................      1,000,000      999,910
 6.25%, 1/01/27 .......................................................................................      1,500,000    1,570,680
 Santa Cruz County USD, No. 1, Nogales, Series B, AMBAC Insured, Pre-Refunded, 6.10%, 7/01/14 .........        250,000      274,033
 Sierra Vista Municipal Property Corp. Facilities Revenue, AMBAC Insured, 6.15%, 1/01/15 ..............        360,000      382,597
 Tucson GO,
 Series A, MBIA Insured, 5.375%, 7/01/19 ..............................................................        500,000      499,640
 Series G, 1984, FGIC Insured, Pre-Refunded, 6.25%, 7/01/18 ...........................................        650,000      720,954
 University of Arizona COP, Administrative & Packaging Facility, MBIA Insured, 6.00%,
 7/15/16 ..............................................................................................        500,000      528,445
 7/15/23 ..............................................................................................      1,625,000    1,692,828
 University of Arizona COP, Residence Life Project, Series A, FSA Insured, 5.80%, 9/01/13 .............      1,000,000    1,038,280
 University of Arizona Medical Center Corp., Hospital Revenue, Refunding, MBIA Insured, 5.00%, 7/01/21       1,050,000      988,628
 Yavapai County, Elementary School District No. 6, Cottonwood-Oak Creek,
  1993 Project, AMBAC Insured, Series B, 6.70%, 7/01/09................................................        250,000      279,773
 Yavapai County, Elementary School District No. 028, Refunding,
  Camp Verde, FGIC Insured, 6.00%, 7/01/09 ............................................................        775,000      841,619
 Yavapai County USD No. 22, Humboldt,
 Series A, FGIC Insured, 5.95%, 7/01/14 ...............................................................      $ 300,000    $ 315,111
 Series C, FGIC Insured, 5.40%, 7/01/14 ...............................................................        575,000      581,975
 Yuma County Elementary School District No. 1, MBIA Insured,
 Series A, 5.75%, 7/01/14 .............................................................................        500,000      519,980
 Series B, 5.50%, 7/01/14 .............................................................................      1,000,000    1,016,440
 Yuma County Jail District Revenue, AMBAC Insured, 5.25%, 7/01/12 .....................................      1,000,000    1,008,350
 Yuma IDA Hospital Revenue, Refunding, MBIA Insured, 5.50%, 8/01/17 ...................................      1,000,000    1,009,517
                                                                                                                       ------------
 Total Long Term Investments (Cost $42,243,016)........................................................                  44,233,902
                                                                                                                       ------------
aShort Term Investments 1.8%
 Maricopa County IDA Hospital Revenue, Samaritan Health Service,
  MBIA Insured, Daily VRDN and Put, 3.80%, 12/01/08....................................................        700,000      700,000
 Phoenix, Series 95-2, GO, Daily VRDN and Put, 3.75%, 6/01/20 .........................................        100,000      100,000
                                                                                                                       ------------
 Total Short Term Investments (Cost $800,000)..........................................................                     800,000
                                                                                                                       ------------
 Total Investments (Cost $43,043,016) 99.9% ...........................................................                  45,033,902
 Other Assets, less Liabilities .1% ...................................................................                      67,962
                                                                                                                       ------------
 Net Assets 100.0% ....................................................................................                 $45,101,864
                                                                                                                       ============

See glossary of abbreviations on page 96.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.



FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Florida Insured Tax-Free Income Fund
                                                                  Six Months Ended
                                                                   August 31, 1997        Year Ended February 28,
Class I                                                              (unaudited)     1997      1996      1995    19941
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............................        $9.99   $10.02     $9.53    $10.07  $10.00
                                                                      -------------------------------------------------
Income from investment operations:
 Net investment income ............................................       .26         .53       .53       .52     .34
 Net realized and unrealized gains (losses) .......................       .15        (.03)      .49      (.53)    .06
                                                                      -------------------------------------------------
Total from investment operations ..................................       .41         .50      1.02      (.01)    .40
                                                                      -------------------------------------------------
Less distributions:
 Dividends from net investment income .............................      (.26)       (.53)     (.53)     (.53)   (.33)
                                                                      -------------------------------------------------
Net asset value, end of period ....................................    $10.14       $9.99    $10.02     $9.53  $10.07
                                                                      =================================================
Total return* .....................................................      4.18%       5.17%    10.95%      .21%   3.97%

Ratios/Supplemental Data:
Net assets, end of period (000's) .................................    $89,508    $77,177   $69,583   $46,847 $32,150
Ratio to average net assets:
 Expenses.........................................................        .35%**     .35%      .35%      .35%     --
 Expenses excluding waiver and payments by affiliate ..............       .80%**     .80%      .82%      .88%     .83%**
 Net investment income ............................................      5.25%**    5.36%     5.37%     5.61%    4.97%**
Portfolio turnover rate ...........................................      2.94%     32.23%    24.36%    43.71%   28.72%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
1For the period April 30, 1993 (effective date) to February 28, 1994.



FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1997 (unaudited)



                                                                                                               PRINCIPAL
 Franklin Florida Insured Tax-Free Income Fund                                                                  AMOUNT      VALUE
aLong Term Investments 97.0%
 Canaveral Port Authority Revenue, Refunding, Series B, FGIC Insured, 5.625%, 6/01/21 .................     $1,000,000  $ 1,014,800
 Celebration Community Development District Special Assessment,
 Series A, MBIA Insured, 5.50%, 5/01/18 ...............................................................        535,000      532,994
 Citrus County PCR, Refunding, Florida Power Co., MBIA Insured, 6.625%, 1/01/27 .......................      2,435,000    2,652,153
 Clay County Utilities System Revenue, Series B, FGIC Insured, 5.25%, 11/01/13 ........................      1,000,000    1,008,500
 Cocoa Beach Improvement Revenue, Refunding, AMBAC Insured, 5.45%, 12/01/20 ...........................      1,000,000      993,390
 Cocoa Water and Sewer Revenue Improvement, FGIC Insured, 5.875%, 10/01/22 ............................      1,000,000    1,040,000
 Escambia County Utilities Authority, Utility System Revenue, FGIC Insured, 5.625%, 1/01/27 ...........      1,500,000    1,510,140
 Florida State HFA, Spinnaker Cove Apartments, Series G, AMBAC Insured, 6.50%, 7/01/36 ................      1,600,000    1,684,992
 Gainesville Public Improvements, Guaranteed, Refunding, AMBAC Insured, 5.50%, 8/01/17 ................      1,000,000    1,007,640
 Gulf Breeze Revenue, Local Government Loan Program, FGIC Insured, 6.05%, 12/01/13 ....................      1,915,000    2,040,605
 Hernando County Water and Sewer Revenue, Refunding and Improvement,
 FGIC Insured, 6.00%, 6/01/19 .........................................................................      2,000,000    2,093,280
 Hillsborough County IDA, MBIA Insured,
 IDR, University Community Hospital, 5.80%, 8/15/24 ...................................................      2,000,000    2,050,400
 PCR, Refunding, Tampa Electric Co. Project, 6.25%, 12/01/34 ..........................................      1,500,000    1,622,145
 Indian River County Water and Sewer Revenue, FGIC Insured, 5.50%, 9/01/26 ............................      1,250,000    1,254,075
 Indian Trail Water Control District Improvement Bonds, MBIA Insured,
 5.75%, 8/01/16 .......................................................................................      1,090,000    1,139,366
 5.60%, 8/01/17 .......................................................................................      1,000,000    1,012,150
 5.50%, 8/01/22 .......................................................................................        500,000      500,785
 Jacksonville Sales Tax Revenue, River City Renaissance Project, FGIC Insured, 5.375%, 10/01/18 .......      1,000,000      991,860
 Jacksonville Water and Sewer Revenue, United Water Project, AMBAC Insured, 6.35%, 8/01/25 ............      1,000,000    1,085,690
 Lake Clarke Shores, Utility Systems Revenue, Refunding and Improvement, FGIC Insured, 5.80%, 10/01/18       1,415,000    1,461,256
 Lake Mary Public Improvement Revenue, FGIC Insured, 5.25%, 9/01/15 ...................................      1,000,000    1,002,300
 Lakeland Hospital System Revenue, Lakeland Regional Medical Center Project,
  Refunding, MBIA Insured, 5.25%, 11/15/16 ............................................................      2,000,000    1,976,000
 Lakeland Utility Tax Revenue, Refunding and Improvement, Series A, FGIC Insured, 6.00%, 10/01/17 .....        500,000      526,035
 Lee County Capital and Transportation Facilities Revenue,
 Refunding, Series A, MBIA Insured, 5.55%, 10/01/18 ...................................................      3,000,000    3,028,980
 Lee County IDA, Utilities Revenue, Refunding, Bonita Springs Utilities Project, MBIA Insured, 6.05%,
 11/01/15 .............................................................................................      2,000,000    2,111,660
 11/01/20 .............................................................................................      1,500,000    1,571,745
 Lee County Solid Waste Systems Revenue, MBIA Insured, 5.375%, 10/01/15 ...............................      2,000,000    1,989,600
 Lynn Haven Capital Improvement Revenue, Series A, MBIA Insured, 5.75%, 12/01/16 ......................      1,000,000    1,035,120
 Martin County Consolidated Utilities Systems Revenue, Refunding and Improvement,
  FGIC Insured, 6.00%, 10/01/24 .......................................................................      1,000,000    1,052,070
 Martin County Improvement Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/14 .........................      1,000,000    1,062,440
 Miramar Waste Water Improvement Assessment Revenue, FGIC Insured, 6.75%, 10/01/25 ....................      2,000,000    2,230,520
 Ocoee Water and Sewer System Revenue, AMBAC Insured, 5.625%, 10/01/26 ................................      5,220,000    5,277,629
 Okaloosa County Gas District Revenue, Gas System, MBIA Insured, 5.50%, 10/01/21 ......................      2,795,000    2,809,897
 Okeechobee Utility Systems Authority Revenue, Acquisition and Improvement,
  Refunding, MBIA Insured, 5.60%, 10/01/25 ............................................................      1,500,000    1,510,245
 Orange County Capital Improvement Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/22 .................      1,300,000    1,371,058
 Orange County Health Facilities Authority Revenue,
 Orlando Regional Healthcare, Series A, MBIA Insured, 6.00%, 11/01/24 .................................      2,400,000    2,471,424
 Sunbelt Adventist Health, Series B, FSA Insured, 6.75%, 11/15/21 .....................................      1,000,000    1,094,030
 Orange County Public Services Tax Revenue, FGIC Insured, 6.00%, 10/01/24 .............................      1,000,000    1,052,450
 Orange County Sales Tax Revenue, FGIC Insured,
 6.125%, 1/01/19 ......................................................................................        500,000      520,210
 5.375%, 1/01/24 ......................................................................................      1,000,000      977,190
 Orange County School Board COP, Series A, MBIA Insured, 5.375%, 8/01/22 ..............................        875,000      860,213
 Osceola County HFA, MFHR, Tierra Vista Apartment Project, Series A, FSA Insured, 5.70%, 12/01/17 .....        630,000      636,974
 Osceola County School Board COP, Series A, AMBAC Insured, 6.00%, 6/01/19 .............................      1,900,000    1,995,969
 Osceola County Transportation Revenue, Osceola Parkway Project, MBIA Insured, 6.10%, 4/01/17 .........      1,225,000    1,289,852
 Palm Beach County Criminal Justice Facilities Revenue, FGIC Insured, 6.00%, 6/01/15 ..................      1,000,000    1,053,370
 Pinellas County Sewer Revenue, FGIC Insured, 6.00%, 10/01/24 .........................................      1,250,000    1,292,813
 Port Orange Water and Sewer Revenue, Refunding, Junior Lien, AMBAC Insured, 5.25%, 10/01/21 ..........      4,000,000    3,903,720
 Puerto Rico Commonwealth GO, FSA Insured, 6.00%, 7/01/22 .............................................      1,000,000    1,044,800
 Puerto Rico Electric Power Authority Revenue, Series P, Pre-Refunded, FSA Insured, 7.00%, 7/01/21 ....      1,000,000    1,116,850
 Puerto Rico Public Buildings Authority Revenue, Government Facilities,
 Series A, AMBAC Insured, 5.50%, 7/01/25 ..............................................................      1,000,000      990,070
 Sarasota County Utility System Revenue, FGIC Insured, 5.75%, 10/01/27 ................................        520,000      535,501
 Seminole County School Board COP, Series A, MBIA Insured, 6.125%,
 7/01/14...............................................................................................     $1,000,000  $ 1,066,900
 7/01/19...............................................................................................      1,000,000    1,056,020
 St. Lucie County Water and Sewer Revenue, Refunding, AMBAC Insured, 5.50%, 10/01/17 ..................        500,000      502,275
 Stuart Utilities Revenue, FGIC Insured,
 6.70%, 10/01/14 ......................................................................................        500,000      553,960
 6.80%, 10/01/24 ......................................................................................        500,000      553,515
 Sunrise Utility System Revenue, Series A, AMBAC Insured, 5.75%, 10/01/26 .............................      1,000,000    1,019,860
 Tampa Sports Authority Revenue, Tourist Development, FSA Insured, 5.25%, 1/01/27 .....................      2,000,000    1,924,620
 Titusville Water and Sewer Revenue, Refunding, MBIA Insured, 6.20%, 10/01/14 .........................        490,000      529,122
 Vero Beach Electric Revenue, Refunding, Series A, MBIA Insured, 5.375%, 12/01/21 .....................      1,500,000    1,488,810
 West Melbourne Water and Sewer Revenue, Refunding and Improvement, FGIC Insured, 6.75%, 10/01/14......        500,000      564,665
 West Palm Beach Utility Systems Revenue, Series B, FGIC Insured, 5.40%, 10/01/23 .....................      1,500,000    1,475,189
                                                                                                                       ------------
 Total Long Term Investments (Cost $83,510,053)........................................................                  86,821,892
                                                                                                                       ------------
aShort Term Investments 1.1%
 Dade County Health Facilities, Daily VRDN and Put, 3.75%, 9/01/20 ....................................        200,000      200,000
 Manatee County Pollution Control Revenue, Refunding, Daily VRDN and Put, 3.70%, 9/01/24 ..............        600,000      600,000
 Pinellas County Health Facilities, Daily VRDN and Put, 3.75%, 12/01/15 ...............................        200,000      200,000
                                                                                                                       ------------
 Total Short Term Investments (Cost $1,000,000)........................................................                   1,000,000
                                                                                                                       ------------
 Total Investments (Cost $84,510,053) 98.1%............................................................                  87,821,892
 Other Assets, less Liabilities 1.9%...................................................................                   1,686,051
                                                                                                                       ------------
 Net Assets 100.0%.....................................................................................                 $89,507,943
                                                                                                                       ============

See glossary of abbreviations on page 96.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Insured Tax-Free Income Fund
                                                        Six Months Ended
                                                         August 31, 1997             Year Ended February 28,
Class I                                                    (unaudited)      1997    19962      1995      1994      1993
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................       $12.15      $12.27   $11.97    $12.45    $12.43    $11.68
                                                     ---------------------------------------------------------------------
Income from investment operations:
 Net investment income ................................          .34         .69      .71       .71       .73       .74
 Net realized and unrealized gains (losses)............          .06        (.11)     .30      (.48)      .02       .75
                                                     ---------------------------------------------------------------------
Total from investment operations ......................          .40         .58     1.01       .23       .75      1.49
                                                     ---------------------------------------------------------------------
Less distributions:
 Dividends from net investment income .................         (.34)3      (.70)    (.71)     (.71)     (.73)     (.74)
                                                     ---------------------------------------------------------------------
Net asset value, end of period ........................       $12.21      $12.15   $12.27    $11.97    $12.45    $12.43
                                                     =====================================================================
Total return* .........................................         3.33%       4.88%    8.66%     2.03%     5.93%    12.93%

Ratios/Supplemental Data
Net assets, end of period (000's) .....................     $1,669,831  $1,662,087$1,705,038$1,683,234$1,802,548$1,539,186
Ratio to average net assets:
 Expenses .............................................          .62%**      .60%     .60%      .59%      .52%      .53%
 Net investment income ................................         5.56%**     5.68%    5.81%     6.00%     5.79%     6.22%
Portfolio turnover rate ...............................        15.06%      18.66%   13.52%    14.42%     6.85%     7.95%

Class II
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period...................       $12.21      $12.31   $11.98
                                                       ------------------------------------
Income from investment operations:
 Net investment income.................................          .31         .62      .54
 Net realized and unrealized gains (losses)............          .05        (.10)     .32
                                                       ------------------------------------
Total from investment operations.......................          .36         .52      .86
                                                       ------------------------------------
Less distributions:
 Dividends from net investment income..................         (.30)       (.63)    (.53)
                                                       ------------------------------------
Net asset value, end of period.........................       $12.27      $12.21   $12.31
                                                       ====================================
Total return*..........................................         3.02%       4.42%    7.32%

Ratios/Supplemental Data
Net assets, end of period (000's)......................      $29,985     $21,521   $8,152
Ratio to average net assets:
 Expenses..............................................            1.18%**     1.17%    1.18%**
 Net investment income.................................            4.98%**     5.10%    5.21%**
Portfolio turnover rate................................           15.06%      18.66%   13.52%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
2For the period May 1, 1995 (effective date) to February 29, 1996 for Class II. 3Includes distributions in excess of net investment income in the amount of $.001.



FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1997 (unaudited)



                                                                                                             PRINCIPAL
 Franklin Insured Tax-Free Income Fund                                                                        AMOUNT        VALUE
aLong Term Investments 99.4%

 Alabama 3.0%
 Alabama Agricultural and Mechanical University Revenues, MBIA Insured, 5.50%, 11/01/20 ...............    $ 1,000,000    $ 999,910
 Alabama HFA, SFMR Program, Series A-1, GNMA Secured, 7.80%, 10/01/20 .................................      4,600,000    4,776,548
 Alabama State Board Educational Revenue, Southern Union State Junior College,
 MBIA Insured, 6.50%, 7/01/12 .........................................................................      1,000,000    1,086,010
 Alabama Water Pollution Control Authority, Revolving Fund Loan, AMBAC Insured,
 6.25%, 8/15/14 .......................................................................................        100,000      104,315
 Series A, 5.60%, 8/15/16 .............................................................................      2,000,000    2,015,920
 Auburn Governmental Utility Services Corp., Waste Water Treatment Revenue,
 Merscot-Auburn L. P. Project, FGIC Insured, 7.30%, 1/01/12............................................      1,565,000    1,678,306
 Birmingham Airport Authority, Airport Revenue, MBIA Insured, 5.625%, 7/01/26 .........................      2,000,000    2,008,660
 Birmingham Baptist Medical Center, Special Care Facilities Financing Authority Revenue,
 Refunding, Baptist Health Systems, Inc.,
  MBIA Insured, 5.875%, 11/15/19 ......................................................................      3,500,000    3,605,350
 Daphne Utilities Board, Water, Gas and Sewer Revenue, Series B, FGIC Insured,
 Capital Improvement Bonds, 7.35%, 6/01/20 ............................................................      2,000,000    2,145,700
 Refunding, 7.30%, 6/01/10 ............................................................................      4,030,000    4,381,295
 Fort Payne Waterworks, Board of Water Revenue, MBIA Insured, 5.45%, 7/01/21 ..........................      3,550,000    3,516,950
 Huntsville Health Care Facilities Authority Revenue, Series A, MBIA Insured, 6.375%, 6/01/22 .........        300,000      322,602
 Jefferson County Sewer Revenue, Series D, FGIC Insured, 5.75%, 2/01/22 ...............................      5,000,000    5,100,300
 Marshall County Limited Obligation, AMBAC Insured, Pre-Refunded, 7.00%, 2/01/12 ......................      1,500,000    1,650,480
 Mobile Board of Water and Sewer Commissioners, Water and Sewer Utilities Revenue,
 Series A, FGIC Insured, Pre-Refunded, 9.375%,
  1/01/12 .............................................................................................        500,000      508,845
 Montgomery Medical Clinic Board, Health Care Facilities Revenue, Jackson Hospital
 and Clinic, Refunding, AMBAC Insured, 6.00%,  3/01/26 ................................................      4,000,000    4,151,320
 Pelham GO Unlimited Warrants, AMBAC Insured, 5.50%,
 12/01/21..............................................................................................      1,565,000    1,564,844
 12/01/26..............................................................................................      2,000,000    1,985,420
 University of Alabama, University Hospital Revenues, Refunding,
 Huntsville, Series A, MBIA Insured, 5.50%, 5/01/18 ...................................................      4,000,000    3,994,760
 West Jefferson IDB, PCR, Refunding, Alabama Power Co., Miller Plant Co.,
 Series C, MBIA Insured, 6.05%, 5/01/23 ...............................................................      5,000,000    5,088,900
                                                                                                                       ------------
                                                                                                                         50,686,435
                                                                                                                       ------------
 Alaska 4.8%
 Alaska Energy Authority Power Revenue, Bradley Lake Hydro Project,
 MBIA Insured, 7.25%, 7/01/21 .........................................................................      5,795,000    6,303,685
 Series 1, BIG Insured, 7.25%, 7/01/09 ................................................................      5,000,000    5,346,500
 Series 1, BIG Insured, 7.25%, 7/01/16 ................................................................      4,765,000    5,082,158
 Series 1, BIG Insured, 6.25%, 7/01/21 ................................................................      3,205,000    3,260,895
 Alaska Energy Utilities Revenue, City and Boro of Sitka, Refunding,
 FSA Insured, 6.75%, 7/01/20 ..........................................................................     18,500,000   20,054,555
 Alaska Industrial Development and Export Authority, Refunding,
 Series A, MBIA Insured, 6.125%, 4/01/27...............................................................      5,000,000    5,169,400
 Alaska State HFC, Refunding, Series A, MBIA Insured,
 6.00%, 6/01/27 .......................................................................................      5,000,000    5,126,600
 5.875%, 12/01/30 .....................................................................................        485,000      492,217
 6.10%, 12/01/37 ......................................................................................      5,000,000    5,147,350
 Anchorage Electric Utility Revenue, Refunding, Senior Lien,
Series A, MBIA Insured, 7.125%, 6/01/06................................................................      5,000,000    5,323,450
 Anchorage GO, AMBAC Insured,
 General Purpose, Pre-Refunded, 7.30%, 8/01/10 ........................................................      2,765,000    2,989,352
 Refunding, 7.20%, 6/01/17 ............................................................................      5,000,000    5,283,300
 Refunding, 6.25%, 6/01/23 ............................................................................      3,505,000    3,568,651
 Anchorage Water Revenue, Refunding, Senior Lien, MBIA Insured, 7.25%, 8/01/14 ........................      5,100,000    5,344,035
 University of Alaska COP, Series 1990, FSA Insured, 7.375%, 10/01/07 .................................        500,000      549,245
 University of Alaska Revenues,
 Series B, AMBAC Insured, 6.50%, 10/01/17 .............................................................        250,000      263,978
 Series G, FSA Insured, 5.45%, 10/01/22 ...............................................................      3,155,000    3,133,514
                                                                                                                       ------------
                                                                                                                         82,438,885
                                                                                                                       ------------
 Arizona 3.2%
 Arizona State Municipal Financing Program, COP, BIG Insured,
 Series 1986-20, ETM, 7.70%, 8/01/10 ..................................................................      6,000,000    7,339,800
 Series 1986-26, 7.70%, 8/01/05 .......................................................................     10,000,000   10,403,500
 Chandler Water and Sewer Revenue, Refunding, FGIC Insured, 7.00%, 7/01/12 ............................      2,200,000    2,412,894
 Arizona (cont.)
 Cochise County USD No. 68, Sierra Vista, FGIC Insured,
 Refunding, 7.50%, 7/01/10 ............................................................................      $ 500,000    $ 614,565
 Series B, Pre-Refunded, 7.625%, 7/01/10 ..............................................................      3,000,000    3,297,420
 Maricopa County IDAR, Hospital Facility Revenue, Samaritan Hospital Health
 Services, Refunding, Series A,
  MBIA Insured, 7.00%, 12/01/16 .......................................................................        300,000      358,581
 Maricopa County USD No. 80, Chandler, FGIC Insured, Pre-Refunded,
 7.20%, 7/01/07 .......................................................................................        775,000      843,154
 7.20%, 7/01/08 .......................................................................................        825,000      897,551
 7.25%, 7/01/09 .......................................................................................        500,000      544,630
 Maricopa County USD No. 98, Fountain Hills, Series A, FGIC Insured, Pre-Refunded, 7.10%, 7/01/10 .....      1,000,000    1,063,260
 Maricopa UHSD No. 216, Refunding and Improvement, FGIC Insured, 6.70%, 7/01/11 .......................      1,000,000    1,074,750
 Mesa IDA, Health Care Facilities Revenue, Western Health Network,
 Refunding, Series B-2, BIG Insured, 7.50%, 1/01/08 ...................................................      1,000,000    1,057,330
 Mohave County USD No. 1, Lake Havasu Project, Series B, AMBAC Insured, 5.375%, 7/01/11................        500,000      509,065
 Navajo County PCR, Arizona Public Service Co., Series A, MBIA Insured, 5.875%, 8/15/28 ...............      3,925,000    4,018,572
 Phoenix Civic Improvement Corp., Wastewater Systems Lease Revenue,
 Refunding, MBIA Insured, 5.00%, 7/01/18 ..............................................................      2,700,000    2,546,397
 Phoenix GO, Refunding, Series B, MBIA Insured, 5.50%, 7/01/16 ........................................        890,000      898,936
 Pima County Sewer Revenue, FGIC Insured,
 Pre-Refunded, 6.75%, 7/01/15 .........................................................................        230,000      252,041
 Refunding, 6.75%, 7/01/15 ............................................................................        270,000      292,394
 Salt River Project, Agricultural Improvement and Power District, Electric System Revenue,
 Refunding, Series A, FGIC Insured, 5.50%, 1/01/19 ....................................................      1,150,000    1,152,530
 Refunding, Series C, MBIA Insured, 5.00%, 1/01/13 ....................................................     10,000,000    9,738,200
 Series A, MBIA Insured, 6.50%, 1/01/22 ...............................................................        300,000      318,690
 Tucson Water Revenue, Series A, MBIA Insured, Pre-Refunded, 6.00%, 7/01/21 ...........................      5,000,000    5,536,100
                                                                                                                       ------------
                                                                                                                         55,170,360
                                                                                                                       ------------
 Arkansas .2%
 Arkansas State Development Finance Authority Water Revenue, Series A, MBIA Insured,
 Pre-Refunded, 7.00%, 6/01/14 .........................................................................      1,400,000    1,541,162
 Refunding, 6.50%, 7/01/10 ............................................................................      2,000,000    2,295,680
 Pulaski County Health Facilities Board, Hospital Revenue,
 St. Vincent's Infirmary, MBIA Insured, Pre-Refunded, 10.00%, 9/01/12 .................................         25,000       27,793
                                                                                                                       ------------
                                                                                                                          3,864,635
                                                                                                                       ------------
 California 3.2%
 Corona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 .........................     15,000,000   20,431,500
 Lancaster RDA, Refunding, Residential Redevelopment, MBIA Insured, 6.10%, 8/01/19 ....................      1,515,000    1,583,523
 Los Angeles County Metropolitan Transportation Authority,
 Sales Tax Revenue, Proposition C, Series A, AMBAC Insured, 5.00%,
  7/01/25 .............................................................................................     12,000,000   11,197,680
 Los Angeles County Sanitation Districts Financing, MBIA Insured, 5.25%, 10/01/19 .....................      3,000,000    2,897,220
 Oakland RDA, Refunding, Central District Redevelopment, AMBAC Insured, 5.50%, 2/01/14 ................        250,000      257,638
bSacramento Area Flood Control Agency, Capital
Assessment District No. 2, FGIC Insured, 5.375%, 10/01/25..............................................      5,000,000    4,932,000
 Sacramento Municipal Utility District, Refunding, Series D, MBIA Insured, 5.25%, 11/15/20 ............      5,500,000    5,306,565
 San Francisco Bay Area Rapid Transit, District Sales Tax Revenue, FGIC Insured, 5.50%, 7/01/20 .......      2,000,000    1,994,660
 San Jose and Santa Clara Water Financing Authority, Sewer Revenue,
 Series A, FGIC Insured, 5.375%, 11/15/20 .............................................................      2,670,000    2,626,319
 Stockton, East Water District, 1992 Project, Series A, AMBAC Insured, 6.40%, 4/01/22 .................      2,250,000    2,416,050
                                                                                                                       ------------
                                                                                                                         53,643,155
                                                                                                                       ------------
 Colorado 6.3%
 Adams and Weld Counties GO, Brighton School District No. 27-J,
 MBIA Insured, Pre-Refunded, 6.30%, 12/01/12 ..........................................................      3,500,000    3,827,250
 Arapahoe County COP, Arapahoe County Building Finance Corp.,
 FSA Insured, Pre-Refunded, 7.50%, 12/01/10 ...........................................................      1,000,000    1,097,350
 Arapahoe County COP, Refunding, FSA Insured, 6.625%, 12/01/16 ........................................      8,695,000    9,477,028
 Castle Pines Metropolitan District, Refunding & Improvement,
 FSA Insured, 7.625%, 12/01/15 ........................................................................      1,500,000    1,675,395
 Colorado Association of School Boards, COP, Pueblo School
District No. 60, Project Series A, MBIA Insured, Pre-Refunded, 7.25%,
  12/01/09 ............................................................................................      2,400,000    2,579,352
 Colorado Health Facilities Authority Revenue,
 Community Provider Pooled Loan Program, Series A, FSA Insured, 7.25%, 7/15/17 ........................      1,174,000    1,277,277
 Rose Medical Center, MBIA Insured, Pre-Refunded, 7.00%, 8/15/21 ......................................      3,000,000    3,336,000
 Colorado (cont.)
 Colorado Springs Hospital Revenue, Refunding, MBIA Insured, 6.00%, 12/15/24 ..........................    $ 2,455,000  $ 2,567,832
 Colorado Springs Utilities Revenue, Refunding and Improvement,
 Series A, MBIA Insured, 5.125%, 11/15/18 .............................................................      1,000,000      967,900
 Colorado State Board of Agriculture Revenue, Refunding and Improvement,
Colorado State University Auxiliary Facilities, MBIA Insured, 6.40%,
 3/01/11...............................................................................................        800,000      860,648
 3/01/17 ..............................................................................................      1,000,000    1,062,460
 Colorado Water Resources and Power Development Authority,
 Small Water Resource Revenue, Series A, FGIC Insured, 6.70%, 11/01/12 ................................      2,000,000    2,168,800
 Denver City and County Airport Revenue, MBIA Insured,
 Series A, 5.50%, 11/15/25 ............................................................................      7,250,000    7,157,273
 Series C, 6.125%, 11/15/25 ...........................................................................      8,000,000    8,221,360
 Series D, 5.50%, 11/15/25 ............................................................................      3,900,000    3,850,119
 bSeries E, 5.50%, 11/15/25 ...........................................................................      5,000,000    4,936,050
 Denver City and County Board, Water Commissioner,
 COP, FGIC Insured, 6.625%, 11/15/11 ..................................................................      1,500,000    1,619,850
 Denver City and County Revenue, Children's Hospital Association Project,
 FGIC Insured, 6.00%, 10/01/15 ........................................................................      3,000,000    3,120,360
 Denver City and County Revenue, Mercy Medical Center Project,
 MBIA Insured, Pre-Refunded, 7.75%, 5/01/14 ...........................................................      2,000,000    2,089,740
 Denver City and County SFMR, Series A, GNMA Secured, 8.125%, 12/01/20 ................................        945,000      977,243
 Douglas County School District No. 1, Douglas and Elbert Counties COP,
 Series D, FGIC Insured, 6.80%, 12/01/11 ..............................................................      2,000,000    2,183,300
 El Paso County SFMR, Series A, GNMA Secured, 8.00%, 9/01/22 ..........................................        375,000      394,598
 Garfield, Pitkin and Eagle Counties, Reorganized School District No. 1,
 MBIA Insured, Pre-Refunded, 6.60%, 12/15/14 ..........................................................      3,600,000    4,052,628
 Goldsmith Metropolitan District, Refunding, MBIA Insured, 6.125%, 12/01/12 ...........................      2,000,000    2,106,200
 Havana Water and Sanitation District Sewer Revenue, FSA Insured, Pre-Refunded, 7.375%, 9/15/14........      1,000,000    1,038,180
 Jefferson County COP, MBIA Insured,
 Pre-Refunded, 7.125%, 12/01/10 .......................................................................      2,000,000    2,229,340
 Refunding, 6.65%, 12/01/08 ...........................................................................      5,000,000    5,536,100
 Jefferson County School District No. R-001, AMBAC Insured, 6.25%, 12/15/12 ...........................      5,000,000    5,313,000
 Jefferson County SFMR, Refunding, Series A, MBIA Insured, 8.875%, 10/01/13 ...........................        325,000      346,986
 La Plata County School District No. R-9, Durango City, FGIC Insured, 6.55%,
 11/01/12..............................................................................................        490,000    2,770,362
 Pre-Refunded,11/01/12 ................................................................................      2,510,000      537,270
 Morgan County PCR, Refunding, First Mortgage, Public Service Co.,
 Series A, MBIA Insured, 5.50%, 6/01/12 ...............................................................      1,000,000    1,012,820
 Mountain College Residence Hall Revenue Authority, MBIA Insured,
 5.625%, 6/01/12 ......................................................................................      1,900,000    1,952,155
 5.75%, 6/01/23 .......................................................................................      3,000,000    3,071,580
 Parker Water and Sanitation District, Water and Sewer Revenue,
 Refunding, FGIC Insured, 6.20%, 10/01/15..............................................................      1,600,000    1,680,576
 Postsecondary Educational Facilities Revenue Authority, Connie Lee Insured,
 Refunding, University of Denver Project, 6.00%, 3/01/10 ..............................................      1,000,000    1,045,810
 Regis University Project, 6.625%, 6/01/13 ............................................................      1,000,000    1,052,190
 University of Denver Project, 6.25%, 3/01/12 .........................................................      2,700,000    2,839,212
 University of Denver Project, 6.25%, 3/01/18 .........................................................      2,700,000    2,809,485
 Regional Transportation District Sales Tax Revenue, Refunding and
Improvement, FGIC Insured, 6.25%,11/01/12..............................................................        235,000      250,233
 Pre-Refunded, 11/01/12................................................................................      2,265,000    2,468,941
                                                                                                                       ------------
                                                                                                                        107,560,253
                                                                                                                       ------------
 Connecticut .5%
 Connecticut State Health and Educational Facilities Authority Revenue,
Danbury Hospital, Series E, MBIA Insured, 6.50%, 7/01/14                                                     2,000,000    2,141,260
 Mansfield Nursing Home, AMBAC Insured, 6.00%, 11/01/22 ...............................................      2,450,000    2,532,688
 Trinity College, Series D, FGIC Insured, 6.125%, 7/01/24 .............................................      2,000,000    2,087,700
 New Haven Air Rights Parking Facility Revenue, Refunding, MBIA Insured, 6.50%, 12/01/15 ..............      2,000,000    2,157,600
                                                                                                                       ------------
                                                                                                                          8,919,248
                                                                                                                       ------------
 Delaware .2%
 Delaware State EDA, PCR, Refunding, Series B, AMBAC Insured, 6.75%, 5/01/19 ..........................      1,000,000    1,085,110
 Delaware State Health Facilities Authority Revenue, Refunding,
 Medical Center, MBIA Insured, 7.00%, 10/01/15 ........................................................      2,900,000    3,084,121
                                                                                                                       ------------
                                                                                                                          4,169,231
                                                                                                                       ------------
 District of Columbia .2%
 District of Columbia HFA, RMR, Series 1986-1, FGIC Insured, 7.75%, 9/01/16 ...........................      $ 875,000    $ 895,151
 District of Columbia Revenue, Howard University, Series A, MBIA Insured, 8.00%, 10/01/17 .............      2,000,000    2,045,800
                                                                                                                       ------------
                                                                                                                          2,940,951
                                                                                                                       ------------
 Florida 4.2%
 Bay Medical Center Hospital Revenue, Refunding,
 Bay Medical Center Project, AMBAC Insured, 5.65%, 10/01/26 ...........................................      2,500,000    2,520,350
 Cape Coral, Franchise Fees Revenue, AMBAC Insured, 5.40%, 12/01/13 ...................................      1,800,000    1,823,490
bCelebration Community Development District,
 Special Assessment, Series B, MBIA Insured, 5.50%, 5/01/19 ...........................................      2,375,000    2,365,856
 Dade County Seaport Revenue, Refunding, Series E, MBIA Insured, 8.00%, 10/01/08 ......................        200,000      252,890
 Florida HFA, SFMR, Series 1, FGIC Insured, 8.00%, 12/15/13 ...........................................        725,000      743,089
 Florida State Municipal Power Agency Revenue, Refunding,
 Stanton Project, MBIA Insured, 6.00%,10/01/15 ........................................................        200,000      205,804
 Florida State Turnpike Authority Revenue, Department of Transportation, Series A,
 AMBAC Insured, Pre-Refunded, 7.20%, 7/01/11 ..........................................................      3,000,000    3,354,570
 FGIC Insured, 6.35%, 7/01/22 .........................................................................        710,000      761,851
 FGIC Insured, 5.625%, 7/01/25 ........................................................................      7,400,000    7,494,276
 FGIC Insured, Pre-Refunded, 6.35%, 7/01/22 ...........................................................      1,290,000    1,408,641
 Fort Myers Utility Revenue, Refunding, Series A, BIG Insured, 6.00%, 10/01/19 ........................         25,000       25,451
 Halifax Hospital Medical Center Revenue, Refunding and Improvement,
 Series A, MBIA Insured, 5.25%, 10/01/15 ..............................................................      2,000,000    1,979,200
 Hillsborough County IDA, PCR, Refunding, Tampa Electric Co. Project,
 MBIA Insured, 6.25%, 12/01/34 ........................................................................      1,000,000    1,081,430
 Hillsborough County IDAR, University Community Hospital,
 MBIA Insured, 5.80%, 8/15/24 .........................................................................      3,000,000    3,075,600
 Lakeland Hospital System Revenue, Lakeland Regional Medical Center Project,
 Refunding MBIA Insured, 5.25%, 11/15/25 ..............................................................      1,500,000    1,461,120
 Lee County IDA, Utilities Revenue, Refunding, Bonita Springs
 Utilities Project, MBIA Insured, 6.05%,
 11/01/15..............................................................................................      1,000,000    1,055,830
 11/01/20..............................................................................................      1,000,000    1,047,830
 Lee County Solid Waste Systems Revenue, MBIA Insured, 5.375%, 10/01/15 ...............................      2,000,000    1,989,600
 Manatee County School Board COP, MBIA Insured, 6.125%, 7/01/21 .......................................      5,000,000    5,306,400
 North Port Utility Revenue, FGIC Insured, 6.20%, 10/01/12 ............................................      2,000,000    2,144,900
 Opa-Locka Capital Improvement Revenue, Refunding, FGIC Insured, 6.125%, 1/01/24 ......................      1,000,000    1,063,850
 Orange County Health Facilities Authority Revenue, Crossover Refunding,
 Orlando Regional Healthcare, Series A,
  MBIA Insured, 6.00%, 11/01/24.......................................................................       1,000,000    1,029,760
 Orange County School Board COP, Series A, MBIA Insured, 5.375%, 8/01/22 ..............................      3,000,000    2,949,300
 Orlando and Orange County Expressway Authority Revenue, FGIC Insured,
 Junior Lien, 6.50%, 7/01/10 ..........................................................................        100,000      114,271
 Junior Lien, 6.50%, 7/01/12 ..........................................................................        225,000      259,250
 Refunding, Senior Lien, 5.25%, 7/01/23 ...............................................................      2,765,000    2,707,350
 Orlando Utilities Commission, Water and Electric Revenue,
 Series A, AMBAC Insured, 5.50%, 10/01/26..............................................................      2,535,000    2,502,273
 Osceola County School Board COP, Refunding, Series A,
 AMBAC Insured, 5.50%, 6/01/19 ........................................................................      1,000,000    1,001,970
 Osceola County Transportation Revenue, Osceola Parkway Project,
 MBIA Insured, 6.10%, 4/01/17 .........................................................................      1,000,000    1,052,940
 Panama City Water and Sewer Revenue, Refunding and Improvement,
 AMBAC Insured, 5.625%, 6/01/19........................................................................      1,000,000    1,010,230
 Polk County IDAR, Winter Haven Hospital, Series 2,
 MBIA Insured, 6.25%, 9/01/15 .........................................................................        990,000    1,064,072
 Reedy Creek Improvement District, Utilities Revenue, Refunding
, Series 1, MBIA Insured, 5.00%, 10/01/19..............................................................      3,500,000    3,290,455
 Saint Petersburg Public Utilities Revenue, MBIA Insured, 5.60%, 10/01/18 .............................      3,910,000    3,947,692
 Sumter County School District Revenue, Multi-District Loan Program,
 FSA Insured, 7.15%, 11/01/15 .........................................................................        250,000      310,195
 Temple Terrace Water and Sewer Revenue, FGIC Insured,
 Pre-Refunded, 6.25%, 10/01/12 ........................................................................      1,200,000    1,296,648
 Vero Beach Electric Revenue, Refunding, Series A,
MBIA Insured, 5.375%, 12/01/21 ........................................................................      3,200,000    3,176,128
 West Palm Beach Utilities System Revenue, MBIA Insured, 5.75%, 10/01/27 ..............................      5,000,000    5,093,400
                                                                                                                       ------------
                                                                                                                         71,967,962
                                                                                                                       ------------
 Georgia 1.9%
 Atlanta Water and Sewer Revenue, FGIC Insured,
 5.375%, 1/01/20 ......................................................................................      5,000,000    4,945,100
 5.25%, 1/01/27 .......................................................................................      5,000,000    4,797,550
 Bartow County Water and Sewage Revenue, Refunding,
 AMBAC Insured, Pre-Refunded, 8.00%, 9/01/15...........................................................      2,860,000    3,032,344
 Brunswick Water and Sewer Revenue, Refunding and Improvement,
 MBIA Insured, 6.10%, 10/01/14 ........................................................................      1,535,000    1,686,336
 Burke County Development Authority, PCR, Georgia Power Co.,
 Vogtle Project, MBIA Insured, Seventh Series, 6.625%, 10/01/24 .......................................      2,000,000    2,111,500
 Cherokee County Water and Sewage Revenue, Refunding, MBIA Insured, 6.90%, 8/01/18 ....................      1,000,000    1,089,460
 Columbia County Water and Sewage Revenue, Refunding, AMBAC Insured, 6.25%, 6/01/12 ...................      1,500,000    1,591,500
 Fitzgerald Housing Authority Mortgage Revenue, Refunding,
 Bridge Creek, Series A, MBIA Insured, 6.50%, 7/01/24 .................................................      1,055,000    1,095,691
 Georgia (cont.)
 Fulton and De Kalb County Hospital Authority Revenue, COP,
 Grady Memorial Hospital Project, AMBAC Insured, Pre-Refunded, 6.90%,
  1/01/15 .............................................................................................      $ 200,000    $ 219,406
 Macon and Bibb County Urban Development Authority Revenue,
 Refunding, Multifamily Housing, Series A, MBIA Insured, 5.55%, 1/01/24 ...............................      1,590,000    1,583,306
 Metropolitan Atlanta Rapid Transit Authority, Sales Tax Revenue,
 Series A, Refunding, Second Indenture, MBIA Insured, 5.625%,
  7/01/20 .............................................................................................      5,000,000    5,033,800
 Municipal Electric Authority of Georgia, Project One, Subseries A,
Refunding, MBIA Insured, 5.375%, 1/01/19 ..............................................................      5,000,000    4,927,800
                                                                                                                       ------------
                                                                                                                         32,113,793
                                                                                                                       ------------
 Hawaii 1.1%
 Hawaii County GO, Refunding and Improvement, Series A, FGIC Insured, 5.60%,
 5/01/12 ..............................................................................................      1,000,000    1,046,880
 5/01/13...............................................................................................      1,000,000    1,043,500
 Hawaii State Airports System Revenue, Second Series, FGIC Insured, 7.50%, 7/01/20 ....................      5,000,000    5,474,450
 Hawaii State Department of Budget and Finance, Special Purpose Mortgage Revenue,
 Hawaiian Electric Co., MBIA Insured, 6.55%, 12/01/22 .................................................      3,000,000    3,233,580
 Refunding, St. Francis Medical Centers, FSA Insured, 6.50%, 7/01/22 ..................................      4,000,000    4,304,560
 Hawaii State Department of Budget and Finance, Special Purpose Revenue,
 Hawaiian Electric Co. Project, Series B, MBIA Insured, 5.875%,
  12/01/26 ............................................................................................      2,000,000    2,051,940
 Hawaii State Harbor Capital Improvement Revenue, FGIC Insured, 6.40%,
 7/01/05...............................................................................................        535,000      584,060
 7/01/06 ..............................................................................................        605,000      657,738
 7/01/07 ..............................................................................................        610,000      660,417
                                                                                                                       ------------
                                                                                                                         19,057,125
                                                                                                                       ------------
 Idaho .1%
 Idaho State University at Boise Revenue, Student Fees, MBIA Insured, 6.50%, 4/01/19 ..................      1,000,000    1,095,640
                                                                                                                       ------------
 Illinois 3.4%
 Aurora SFMR, GNMA Secured, AMBAC Insured, 7.80%, 12/01/15 ............................................        460,000      478,869
 Bloomingdale Waterworks and Sewer Revenue, MBIA Insured, 7.80%, 5/01/06 ..............................        270,000      274,312
bBlue Island Waterworks and Sewer Revenue, MBIA Insured, 5.55%, 12/01/24 ..............................      2,270,000    2,260,239
 Central Lake County Joint Action Water Agency, Interim Revenue,
 Series A, AMBAC Insured, Pre-Refunded, 7.00%, 5/01/19 ................................................        100,000      108,756
 Chicago Board of Education Lease, Series A, Refunding, MBIA Insured, 6.25%, 1/01/09 ..................        320,000      356,294
 Chicago Central Public Library, Series B, AMBAC Insured,
 6.70%, 1/01/06 .......................................................................................      1,800,000    1,982,718
 6.75%, 1/01/07 .......................................................................................      1,800,000    1,986,390
 Chicago Heights, MBIA Insured, Pre-Refunded, 7.40%, 12/01/03 .........................................        100,000      111,279
 Chicago Public Building Commission Revenue, Community College
 District No. 508, Series A, MBIA Insured, ETM, Pre-Refunded, 7.70%,
  1/01/08 .............................................................................................      1,600,000    1,651,376
 Chicago Waste Water Transmission Revenue, AMBAC Insured, Pre-Refunded, 7.20%, 11/15/19 ...............        100,000      108,271
 Cicero GO, FSA Insured, 6.90%, 12/01/12 ..............................................................      1,500,000    1,651,530
 Cook County Community College District No. 508, COP, FGIC Insured,
 8.50%, 1/01/02 .......................................................................................      7,470,000    8,619,035
 8.75%, 1/01/05 .......................................................................................      5,000,000    6,210,550
 Des Plains Hospital Facility Revenue, Refunding, Holy Family
Hospital, AMBAC Insured, 9.25%, 1/01/14................................................................        750,000      754,088
 Evergreen Park, Hospital Facility Revenue, Refunding, Little Co. of Mary
 Hospital, Inc., MBIA Insured, 7.75%, 2/15/09 .........................................................      2,000,000    2,068,440
 Franklin Park Alternate Revenue, AMBAC Insured, Pre-Refunded, 6.85%, 7/01/22 .........................        500,000      563,680
 Illinois Health Facilities Authority Revenue,
 Community Provider Pooled Loan Program, Series A, FSA Insured, 7.35%, 8/15/10 ........................      4,452,000    4,963,579
 Methodist Health Services Corp., Series G, BIG Insured, 8.00%, 8/01/15 ...............................      2,595,000    2,777,558
 Michael Reese Hospital, Series A, FSA Insured, ETM, 7.60%, 2/15/05 ...................................      4,280,000    4,888,958
 Refunding, Series B, MBIA Insured, ETM, 7.90%, 8/15/03 ...............................................        403,000      461,133
 Series 1990, FSA Insured, 7.75%, 8/15/10 .............................................................      2,525,000    2,791,842
 Series 1990, FSA Insured, ETM, 7.75%, 8/15/10 ........................................................        105,000      131,357
 Series B, MBIA Insured, 7.90%, 8/15/03 ...............................................................      2,025,000    2,079,716
 Silver Cross Hospital, MBIA Insured, 7.00%, 8/15/21 ..................................................      1,000,000    1,090,640
 Illinois State COP, FSA Insured, 6.95%, 7/01/13 ......................................................      5,750,000    6,307,693
 Illinois (cont.)
 Macon County and Decatur COP, Decatur Public Building
Commission, FGIC Insured, 6.50%, 1/01/06...............................................................      $ 300,000    $ 332,247
 Onterie Center Project, HFC, Mortgage Revenue, Refunding,
 Series A, MBIA Insured, 7.05%, 7/01/27................................................................      2,000,000    2,131,420
 Regional Transportation Authority, Series A, AMBAC Insured, 7.20%, 11/01/20 ..........................        300,000      369,936
                                                                                                                       ------------
                                                                                                                         57,511,906
                                                                                                                       ------------
 Indiana 1.4%
 Carroll County Consolidated School Building Corp., Refunding,
 First Mortgage, AMBAC Insured, 7.625%, 1/01/04 .......................................................      1,000,000    1,030,800
 Fort Wayne Hospital Authority Revenue, Ancillary System, Inc.,
 Parkview Memorial Hospital Project, Series A, FGIC Insured, 7.50%, 11/15/11 ..........................        250,000      271,023
 Refunding, Series C, BIG Insured, Pre-Refunded, 8.125%, 7/01/18 ......................................      2,000,000    2,160,820
 Indiana Health Facility Financing Authority Hospital Revenue,
 MBIA Insured, Refunding and Improvement,
  Community Hospital Project, 6.40%, 5/01/12 ..........................................................        250,000      266,828
 Indianapolis Airport Authority, Indianapolis International
 Airport Revenue, BIG Insured, 8.30%, 7/01/18..........................................................     10,000,000   10,490,200
 Indianapolis Gas Utility Revenue, Refunding, Series B,
 FGIC Insured, 4.00%, 6/01/15 .........................................................................        500,000      410,730
 Jasper County PCR, Refunding, Collateralized, Northern Indiana
Public Service Co., MBIA Insured, 7.10%, 7/01/17 ......................................................        500,000      543,460
 Monroe County Hospital Authority Revenue, Refunding,
 Bloomington Hospital Project, BIG Insured, 7.125%, 5/01/11 ...........................................      6,000,000    6,326,880
 Patoka Lake Regional Water and Sewer District, Waterworks
 Revenue, Series A, AMBAC Insured, 6.45%, 1/01/15 .....................................................      1,500,000    1,598,145
 Rockport PCR, Refunding, Michigan Power Co., Series B, FGIC Insured, 7.60%, 3/01/16 ..................        185,000      205,235
                                                                                                                       ------------
                                                                                                                         23,304,121
                                                                                                                       ------------
 Iowa .4%
 Davenport Hospital Facility Revenue, Mercy Hospital Project, MBIA Insured, 6.625%, 7/01/14 ...........      4,040,000    4,372,613
 Davenport Hospital Revenue, St. Lukes Hospital, Series A, AMBAC Insured, 7.40%, 7/01/20 ..............        200,000      217,730
 Greater Iowa Housing Assistance Corp., Mortgage Revenue,
 Refunding, Logan Park Project, Series B, MBIA Insured, 6.50%, 1/01/24 ................................      2,130,000    2,217,500
                                                                                                                          6,807,843
 Kansas .6%
 Burlington PCR, Refunding, Kansas Gas and Electric Co. Project, MBIA Insured, 7.00%, 6/01/31 .........      3,350,000    3,680,880
 Cowley and Shawnee Counties, SFMR, GNMA Secured, AMBAC Insured, 7.35%, 12/01/11 ......................      1,200,000    1,269,276
 Kansas State Development Finance Authority, Health Facility Revenue, MBIA Insured, 5.80% 11/15/21.....      1,330,000    1,369,009
 Wichita Hospital Revenue, Refunding and Improvement, St. Francis, MBIA Insured, 6.25%, 10/01/10 ......      2,000,000    2,149,340
 Wichita Water and Sewer Utility Revenue, Refunding and Improvement,
 Series B, FGIC Insured, 6.00%, 10/01/12 ..............................................................      1,000,000    1,035,560
                                                                                                                       ------------
                                                                                                                          9,504,065
                                                                                                                       ------------
 Kentucky 1.1%
 Danville Multi-City Lease Revenue, Sewer and Drain System, Series G,
 MBIA Insured, Pre-Refunded, 6.75%, 3/01/11 ...........................................................      2,000,000    2,218,220
 Jefferson County Capital Projects Corp., Leasehold Revenue, MBIA Insured,
 5.375%, 6/01/22 ......................................................................................      2,000,000    1,968,880
 5.50%, 6/01/28 .......................................................................................      3,000,000    2,982,090
 Jefferson County Health Facilities Revenue, Jewish Hospital Healthcare
 Services, Inc., AMBAC Insured, 6.55%, 5/01/22 ........................................................      1,000,000    1,082,550
 Kenton County Water District No. 001, Waterworks Revenue,
 Series B, FGIC Insured, 5.70%, 2/01/20................................................................      1,250,000    1,271,575
 Kentucky Economic Development Financing Authority,
 Hospital Facilities Revenue, Baptist Healthcare System, Refunding,
 MBIA Insured, 5.00%, 8/15/24..........................................................................      2,000,000    1,844,440
 Hospital Facilities Revenue, St. Elizabeth Medical Center Project,
Series A, FGIC Insured, 6.00%, 12/01/22 ...............................................................      2,375,000    2,473,848
 Medical Center Revenue, Refunding and Improvement, Ashland Hospital Corp.,
 Series A, FSA Insured, 6.125%, 2/01/12 ...............................................................      1,000,000    1,061,890
 Louisville and Jefferson County Metropolitan Sewer District, Sewer and Drain System Revenue,
 FGIC Insured, Pre-Refunded, 7.35%, 5/01/19 ...........................................................        100,000      109,628
 Refunding, Series A, AMBAC Insured, 6.75%, 5/15/25 ...................................................      2,000,000    2,289,580
 Northern Kentucky University COP, Student Housing Facilities, FSA Insured, 7.25%, 1/01/12 ............      2,000,000    2,171,300
                                                                                                                       ------------
                                                                                                                         19,474,001
                                                                                                                       ------------
 Louisiana .1%
 Jefferson Sales Tax District, Special Sales Tax Revenue, Refunding,
 Series A, BIG Insured, Pre-Refunded, 8.00%, 7/01/05 ..................................................      1,700,000    1,813,730
 Louisiana Regional Transit Authority Revenue, Refunding, FGIC Insured, 8.00%, 12/01/13 ...............        150,000      159,584
 New Orleans Public Improvement, FGIC Insured, Pre-Refunded, 7.50%, 9/01/21 ...........................        500,000      567,585
                                                                                                                       ------------
                                                                                                                          2,540,899
                                                                                                                       ------------
 Maine .7%
 Maine Health and Higher Educational Facilities Authority Hospital Revenue,
 Eastern Maine Health Care, FGIC Insured, 6.625%,
  10/01/11 ............................................................................................    $ 2,000,000  $ 2,175,040
 Maine Health and Higher Educational Facilities Authority Revenue, FSA Insured,
 Series B, 7.00%, 7/01/24 .............................................................................      2,000,000    2,230,140
 Series C, 6.20%, 7/01/25 .............................................................................      2,015,000    2,125,462
 Maine State Turnpike Authority Revenue, MBIA Insured, 6.00%,
 7/01/14 ..............................................................................................        525,000      554,757
 7/01/18...............................................................................................      2,500,000    2,623,650
 Old Orchard Beach GO, MBIA Insured, 6.65%,
 9/01/11...............................................................................................      1,180,000    1,298,248
 9/01/12 ..............................................................................................        535,000      587,109
                                                                                                                       ------------
                                                                                                                         11,594,406
                                                                                                                       ------------
 Maryland .4%
 Maryland State Health and Higher Educational Facilities Authority Revenue,
 University of Maryland Medical System, FGIC Insured,
 Refunding, 5.00%, 7/01/20 ............................................................................      3,000,000    2,832,120
 Series B, 7.00%, 7/01/22 .............................................................................        200,000      243,450
 Maryland State Housing and Community Development Administration
 Department, Infrastructure Financing, Series A, AMBAC Insured,
 6.625%, 6/01/12 ......................................................................................      2,000,000    2,164,480
 6.70%, 6/01/22 .......................................................................................        820,000      898,384
                                                                                                                       ------------
                                                                                                                          6,138,434
                                                                                                                       ------------
 Massachusetts 5.7%
 Boston Water and Sewer Commission Revenue, Series A, FGIC Insured, 6.00%, 11/01/21 ...................      3,700,000    3,793,795
 Massachusetts Municipal Wholesale Electric Co., Power Supply System
 Revenue, Refunding, Series A, AMBAC Insured, 6.00%,
  7/01/18 .............................................................................................      4,455,000    4,559,202
 Massachusetts State Health and Educational Facilities Authority Revenue,
 Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26 ......................................     10,000,000   10,361,500
 Beverly Hospital, Series E, MBIA Insured, Pre-Refunded, 7.70%, 7/01/20 ...............................      1,500,000    1,662,900
 Fallon Health Care System, Series A, FSA Insured, Pre-Refunded, 6.75%, 6/01/20 .......................     12,555,000   13,820,670
 Lahey Clinic Medical Center, Series B, MBIA Insured, 5.375%, 7/01/23 .................................      1,000,000      981,430
 Massachusetts General Hospital, Series F, AMBAC Insured, 6.25%, 7/01/20 ..............................      9,220,000    9,642,092
 Massachusetts Medical Center, Series A, AMBAC Insured, 7.10%, 7/01/21 ................................      1,000,000    1,097,560
 Northeastern University, Series E, MBIA Insured, 6.55%, 10/01/22 .....................................      8,500,000    9,235,930
 Refunding, Mclean Hospital, Series C, FGIC Insured, 6.625%, 7/01/15 ..................................      1,085,000    1,184,093
 Stonehill College, Refunding, Series E, MBIA Insured, 6.60%, 7/01/20 .................................      2,000,000    2,171,500
 Youville Hospital, Refunding, Series B, MBIA Insured, 6.00%, 2/15/25 .................................      2,000,000    2,076,340
 Massachusetts State Industrial Finance Agency Revenue,
 Babson College, Series A, MBIA Insured, 6.50%, 10/01/22 ..............................................      3,000,000    3,232,020
 Brandeis University, Series C, MBIA Insured, 6.80%, 10/01/19 .........................................      5,000,000    5,334,850
 Refunding, Combined Jewish Philanthropies, Series A, AMBAC Insured, 6.375%, 2/01/15 ..................      5,000,000    5,411,150
 bSuffolk University, AMBAC Insured, 5.25%, 7/01/17 ...................................................      3,000,000    2,924,010
 Massachusetts State Port Authority Revenue,
 Refunding, Series A, FGIC Insured, 6.00%, 7/01/23 ....................................................      4,000,000    4,094,760
 Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/20 ...................................      1,590,000    1,584,785
 Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/21 ...................................      1,560,000    1,554,774
 Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/23 ...................................      2,155,000    2,147,522
 Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/24 ...................................      2,910,000    2,899,728
 Massachusetts State Water Resources Authority, Series A, FGIC Insured, 5.50%, 11/01/21 ...............      3,000,000    2,991,780
 Monson GO, School District, Series 1990, MBIA Insured, Pre-Refunded, 7.70%, 10/15/10 .................      2,000,000    2,234,220
 Palmer GO, Series B, AMBAC Insured, Pre-Refunded, 7.70%, 10/01/10 ....................................      2,300,000    2,566,777
                                                                                                                       ------------
                                                                                                                         97,563,388
                                                                                                                       ------------
 Michigan 3.0%
 Chippewa Valley School Building and Site, FGIC Insured, Pre-Refunded, 6.375%, 5/01/06 ................        100,000      108,231
 Clarkston Community Schools, MBIA Insured, 5.25%, 5/01/23 ............................................      3,750,000    3,591,788
 Michigan (cont.)
 Detroit Sewerage Disposal Revenue, MBIA Insured, 5.00%, 7/01/25 ......................................    $ 6,000,000  $ 5,534,520
 Ecorse Public School District, FGIC Insured, 5.50%, 5/01/27 ..........................................      7,250,000    7,145,093
 Kalamazoo Hospital Finance Authority, Hospital Facility Revenue,
 Refunding and Improvement, Bronson Methodist, MBIA Insured,
 5.875%, 5/15/26 ......................................................................................      5,500,000    5,606,645
 Series A, 6.375%, 5/15/17 ............................................................................      2,000,000    2,140,160
 Kent Hospital Finance Authority, Health Care Revenue, Butterworth Health System,
 Series A, MBIA Insured, 5.625%, 1/15/26 ..............................................................     10,000,000   10,003,100
 Marquette City Hospital Finance Authority Revenue, Refunding,
 Marquette General Hospital, Series D, FSA Insured, 6.10%, 4/01/19 ....................................      5,000,000    5,270,700
 Michigan State Hospital Finance Authority Revenue, St. John's Hospital, AMBAC Insured,
 5.25%, 5/15/26 .......................................................................................      3,000,000    2,883,750
Refunding, Series A, 6.00%, 5/15/13 ...................................................................      2,500,000    2,615,625
 Michigan State Strategic Fund, Limited Obligation Revenue, Refunding, Detroit Edison Co.,
 FGIC Insured, 6.875%, 12/01/21 .......................................................................        200,000      216,358
 Series BB, AMBAC Insured, 7.00%, 5/01/21 .............................................................        250,000      303,050
 Rochester Community School District, MBIA Insured, 5.00%, 5/01/19 ....................................      2,000,000    1,908,240
 Zeeland Public Schools, Refunding, MBIA Insured, 5.25%, 5/01/24 ......................................      3,180,000    3,039,285
                                                                                                                       ------------
                                                                                                                         50,366,545
                                                                                                                       ------------
 Minnesota 2.3%
 Eden Prairie MFHR, Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%, 1/20/31 ..................      2,000,000    2,088,300
 Minnesota Agricultural and Economic Development Board Revenue,
 Refunding, Health Care System, Fairview Hospital, Series A,
  MBIA Insured, 5.75%. 11/15/26 .......................................................................      5,000,000    5,096,150
 Minnesota State HFA, Rental Housing, Refunding, Series D, MBIA Insured, 6.00%, 2/01/22 ...............      2,275,000    2,345,729
 Minneapolis-St. Paul Housing Finance Board, MFMR, GNMA Secured,
 Mortgage Loan, Riverside Plaza Project, 8.20%, 12/20/18 ..............................................      4,000,000    4,148,480
 Northern Municipal Power Agency, Minnesota Electric System Revenue,
 Refunding, Series B, AMBAC Insured, 5.50%, 1/01/18 ...................................................      2,100,000    2,106,090
 Southern Minnesota Municipal Power Agency, Power Supply System Revenue,
 Series A, AMBAC Insured, 5.75%, 1/01/18 ..............................................................      2,870,000    2,945,567
 St. Louis Park Health Care Facilities Revenue, Healthsystem of Minnesota-Obligated Group,
 Refunding, Series A, AMBAC Insured,
  5.20%, 7/01/16 ......................................................................................      8,200,000    7,950,474
 Washington County, Raymie Johnson Apartments, Series C,
 Refunding, FGIC Insured, 6.30%, 1/01/20...............................................................      2,415,000    2,577,843
 Washington County Governmental Housing, Scandia II, Series B,
 FGIC Insured, 6.30%, 7/01/24 .........................................................................      1,200,000    1,280,916
 Western Minnesota Municipal Power Agency, Power Supply Revenue,
 Series A, MBIA Insured, 6.125%, 1/01/16 ..............................................................      8,775,000    8,804,133
                                                                                                                       ------------
                                                                                                                         39,343,682
                                                                                                                       ------------
 Mississippi
 Harrison County Waste Water Management District Revenue, Refunding,
Waste Water Treatment Facilities, Series A, FGIC Insured,
  8.50%, 2/01/13 ......................................................................................        200,000      272,470
 Mississippi HFC, SFMR, Refunding, Series A, FGIC Insured, 7.70%, 10/15/08 ............................         10,000       10,270
                                                                                                                       ------------
                                                                                                                            282,740
                                                                                                                       ------------
 Missouri 1.6%
 Branson Reorganization School District No. R-4, Refunding and Improvement,
 FSA Insured, Pre-Refunded, 6.20%, 3/01/06 ............................................................      2,000,000    2,064,540
 Cape Girardeau County IDA, Health Care Facilities Revenue,
 Refunding, Southeast Missouri Hospital Association, MBIA Insured,
  5.25%, 6/01/16 ......................................................................................      1,000,000      991,670
 Missouri HDC, SFMR, Series B, GNMA Secured, 7.75%, 6/01/22 ...........................................      1,350,000    1,426,410
 Missouri School Board Lease Association, COP, Series R-III,
 School District Project, MBIA Insured, Pre-Refunded, 6.875%, 3/01/11 .................................      1,000,000    1,086,030
 Missouri State Health and Educational Facilities Authority,
 Health Facilities Revenue, Heartland Health System Project, AMBAC Insured,
  6.35%, 11/15/17 .....................................................................................      1,000,000    1,068,420
 Missouri State Health and Educational Facilities Authority Revenue,
 Sisters of St. Mary's Health Care Project, Series A, BIG Insured,
  Pre-Refunded, 7.75%, 6/01/16 ........................................................................      7,500,000    7,865,475
 St. Charles County Public Facilities Authority Leasehold Revenue, FGIC Insured, 6.375%, 3/15/07 ......      2,850,000    3,092,535
 St. Louis County Mortgage Revenue, GNMA Secured, 8.125%, 9/01/19 .....................................        460,000      477,512
 St. Louis Municipal Finance Corp., Leasehold Revenue,
 City Justice Center, Series A, AMBAC Insured, 5.95%, 2/15/16 .........................................      2,000,000    2,091,760
 Refunding and Improvement, Refunded, FGIC Insured, Pre-Refunded, 6.25%, 2/15/12 ......................      2,025,000    2,240,318
 St. Louis School District GO, Refunding, FGIC Insured, 6.00%, 4/01/12 ................................      2,950,000    3,107,973
 Washington County GO, Pauwels Transformers Project, Series A, FGIC Insured, 7.60%, 12/01/09 ..........      1,250,000    1,282,750
                                                                                                                       ------------
                                                                                                                         26,795,393
                                                                                                                       ------------
 Montana 1.4%
 Forsyth PCR, Refunding,
 Puget Sound Power and Light Project, AMBAC Insured, 6.80%, 3/01/22 ...................................    $ 4,475,000  $ 4,861,461
 Washington Water Co., Series A, MBIA Insured, 7.125%, 12/01/13 .......................................      5,000,000    5,363,550
 Helena Water Revenue, Series C, FGIC Insured, 6.65%, 11/01/12 ........................................        750,000      819,983
 Montana State Board, Workers Compensation Investment Program, MBIA Insured, ETM, 6.875%,
 6/01/20 ..............................................................................................      1,560,000    1,705,189
 6/01/20 ..............................................................................................      4,545,000    4,968,003
 6/01/20 ..............................................................................................      2,395,000    2,617,903
 Montana State University Revenue, Higher Education Facilities,
 Acquisition and Improvement, Series C, MBIA Insured, 6.00%,
  11/15/14 ............................................................................................      1,000,000    1,001,810
 Montana Water System Revenue, Butte-Silver Bow Project, FGIC Insured, 6.50%, 11/01/14 ................      3,000,000    3,273,000
                                                                                                                       ------------
                                                                                                                         24,610,899
                                                                                                                       ------------
 Nebraska 2.1%
 Cass County School District No. 001, Plattsmouth Community Schools,
 FGIC Insured, 6.35%,12/01/19..........................................................................      2,500,000    2,587,175
 Lancaster County Hospital Authority Revenue, Bryan Memorial
 Hospital Project No. 1, MBIA Insured, 6.70%, 6/01/22 .................................................      2,500,000    2,731,175
 Lincoln Electric System Revenue, Refunding, Series A, MBIA Insured, 5.25%, 9/01/15 ...................      3,000,000    2,969,010
 Lincoln Hospital Revenue, Refunding, Lincoln General Hospital,
 Series A, FSA Insured, 6.20%, 12/01/14 ...............................................................      2,000,000    2,126,640
 Municipal Energy Agency of Nebraska, Power Supply System Revenue,
 Refunding, Series A, AMBAC Insured, 6.00%,
 4/01/15...............................................................................................      2,000,000    2,104,140
 4/01/17...............................................................................................      1,350,000    1,412,478
 Nebraska Educational Finance Authority Revenue, Creighton University Project,
 AMBAC Insured, 5.95%, 1/01/11 ........................................................................      1,000,000    1,057,050
 Nebraska Investment Finance Authority, SFMR, Refunding,
 Series 1, GNMA Secured, MBIA Insured, 8.125%, 8/15/38 ................................................        395,000      409,915
 Series B, FGIC Insured, 8.00%, 7/15/17 ...............................................................      3,470,000    3,611,368
 Series R1-A, FGIC Insured, 8.00%, 7/15/17 ............................................................        265,000      272,266
 Nebraska Public Power District, Revenue, Power System, MBIA Insured,
 Refunding, Series B, 5.25%, 1/01/13...................................................................      5,000,000    4,942,600
 Series A, 5.25%, 1/01/22 .............................................................................     12,200,000   11,856,326
                                                                                                                       ------------
                                                                                                                         36,080,143
                                                                                                                       ------------
 Nevada .5%
 Carson City Hospital Revenue, Series B, AMBAC Insured, 5.40%, 3/01/17 ................................      1,000,000      991,660
 Clark County GO, Series A, AMBAC Insured, 6.50%, 6/01/17 .............................................        250,000      286,088
 Clark County School District, Series A, MBIA Insured, 7.00%, 6/01/10 .................................      4,000,000    4,738,440
 Reno Hospital Revenue, Refunding, St. Mary's Regional Medical
 Center, Series A, MBIA Insured, 7.75%, 7/01/07 .......................................................         10,000       10,489
 Sparks Public Safety, GO, AMBAC Insured, Pre-Refunded, 7.50%, 10/01/09 ...............................      1,695,000    1,841,363
                                                                                                                       ------------
                                                                                                                          7,868,040
                                                                                                                       ------------
 New Hampshire 1.2%
 New Hampshire Higher Educational and Health Facilities Authority Revenue,
 Mary Hitchcock Memorial Hospital, FGIC Insured, 5.75%, 8/15/23 .......................................     11,000,000   11,145,310
 Refunding, Concord Hospital, AMBAC Insured, 6.00%, 10/01/26 ..........................................      4,300,000    4,440,266
 Refunding, University System, MBIA Insured, 6.25%, 7/01/20 ...........................................      4,000,000    4,163,800
                                                                                                                       ------------
                                                                                                                         19,749,376
                                                                                                                       ------------
 New Jersey 2.2%
 Camden County Municipal Utilities Authority, Sewer Revenue, FGIC Insured, 8.25%, 12/01/17 ............      2,050,000    2,112,320
 Essex County Improvement Authority Lease, Jail and Youth House Projects, AMBAC Insured,
 Pre-Refunded, 7.00%, 12/01/24 ........................................................................      3,000,000    3,502,320
 Refunding, 5.35%, 12/01/24 ...........................................................................      4,250,000    4,142,560
 Essex County Improvement Authority Revenue, Garden State Cancer
Center Project, AMBAC Insured, 6.00%, 12/01/20 ........................................................      2,525,000    2,632,641
 Hoboken Union City, Weehawken Sewer Authority Revenue,
 MBIA Insured, Pre-Refunded, 7.25%, 8/01/19 ...........................................................         90,000       96,900
 Hudson County COP, Correctional Facility, BIG Insured, Pre-Refunded, 7.60%, 12/01/21 .................      5,000,000    5,313,800
 Lacey Municipal Utilities Authority, Water Revenue, MBIA Insured,
 6.10%, 12/01/23 ......................................................................................      2,500,000    2,621,700
 6.25%, 12/01/24 ......................................................................................      3,255,000    3,466,054
 New Jersey (cont.)
 Mantua Township, New Jersey School District COP, MBIA Insured,
Pre-Refunded, 7.25%, 6/30/10 ..........................................................................    $ 1,700,000  $ 1,871,513
 Mount Laurel Township Municipal Utilities Authority System Revenue,
 Refunding, Series A, MBIA Insured, 6.00%, 7/01/15 ....................................................      2,000,000    2,103,660
 New Jersey Health Care Facilities Financing Authority Revenue,
 Community Medical Center, Series D, MBIA Insured, 6.00%, 7/01/19 .....................................      2,000,000    2,025,600
 Jersey Shore Memorial Hospital, Series B, AMBAC Insured, Pre-Refunded, 8.00%, 7/01/18 ................      2,860,000    3,013,067
 Muhlenberg Regional Medical Center, Series B, AMBAC Insured, 8.00%, 7/01/18 ..........................      3,000,000    3,155,490
 New Jersey HFA, Home Buyer Revenue, Series C, MBIA Insured, 7.375%, 10/01/17 .........................        485,000      505,506
 New Jersey State Turnpike Authority Revenue, Refunding, Series C, AMBAC Insured, 6.50%, 1/01/16.......        300,000      344,535
 North Bergen Township Municipal Utilities Authority Sewer Revenue,
 FGIC Insured, Pre-Refunded, 7.625%, 12/15/19 .........................................................        100,000      103,066
                                                                                                                       ------------
                                                                                                                         37,010,732
                                                                                                                       ------------
 New Mexico .7%
 Albuquerque Airport Revenue, Series B, AMBAC Insured, 7.00%, 7/01/16 .................................      3,600,000    3,626,748
 Farmington PCR, Refunding, Public Service Co. of New Mexico,
 Series A, AMBAC Insured, 6.375%, 12/15/22 ............................................................      5,000,000    5,314,450
 Gallup PCR, Refunding, Plains Electric Generation, MBIA Insured, 6.65%, 8/15/17 ......................      2,000,000    2,194,640
 New Mexico Mortgage Finance Authority, SFMR, Series C,
 FGIC Insured, 8.625%, 7/01/17 ........................................................................      1,155,000    1,190,100
                                                                                                                       ------------
                                                                                                                         12,325,938
                                                                                                                       ------------
 New York 8.1%
 Central Square School District, FGIC Insured, 6.50%, 6/15/10 .........................................        900,000    1,013,553
 Metropolitan Transportation Authority Service Contract, Refunding,
 Series K, AMBAC Insured, Pre-Refunded, 7.50%, 7/01/17 ................................................      1,585,000    1,663,458
 New York City GO, Series C, Subseries C-1, MBIA Insured, 6.625%, 8/01/12 .............................        105,000      114,968
 New York City Municipal Water Finance Authority, Water and Sewer System Revenue,
 Series A, FGIC Insured, Pre-Refunded, 6.75%, 6/15/14 .................................................        430,000      456,101
 Series A, MBIA Insured, Pre-Refunded, 7.25%, 6/15/15 .................................................      2,000,000    2,182,300
 Series C, AMBAC Insured, 6.20%, 6/15/21 ..............................................................      5,000,000    5,289,200
 New York City Trust for Cultural Resources Revenue, New York
 Botanical Garden, MBIA Insured, 5.80%, 7/01/26 .......................................................      2,000,000    2,044,880
 New York State Dormitory Authority Revenues,
 Brooklyn Law School, FSA Insured, 6.40%, 7/01/11 .....................................................      4,000,000    4,290,520
 City University System, Series C, FGIC Insured, 7.00%, 7/01/14 .......................................      8,655,000    9,355,622
 Pace University, MBIA Insured, 5.70%, 7/01/22 ........................................................      7,500,000    7,661,175
 Pace University, MBIA Insured, 5.75%, 7/01/26 ........................................................      2,500,000    2,564,525
 Pooled Capital Program, FGIC Insured, 7.80%, 12/01/05 ................................................      4,980,000    5,247,575
 Refunding, Mt. Sinai School of Medicine, MBIA Insured, 6.75%, 7/01/15 ................................      1,500,000    1,625,985
 St. John's University, MBIA Insured, 5.70%, 7/01/26 ..................................................     15,000,000   15,240,900
 New York State Energy Research and Development Authority, PCR,
 Central Hudson Gas, Series A, FGIC Insured, 7.375%, 10/01/14 .........................................      2,000,000    2,174,000
 Refunding, Niagara Mohawk Power Corp., Series A, FGIC Insured, 6.625%, 10/01/13 ......................      3,500,000    3,799,530
 Refunding, Rochester Gas and Electric Project, Series B, MBIA Insured, 6.75%, 1/15/27 ................      5,000,000    5,336,950
 Refunding, Rochester Gas and Electric Project, Series B, MBIA Insured, 6.50%, 5/15/32 ................      5,000,000    5,358,850
 New York State Local Government Assistance Corp., Refunding, Series C,
 MBIA Insured, 5.00%, 4/01/21 .........................................................................      5,415,000    5,032,484
 New York State Medical Care Facilities, Financing Agency Revenue, MBIA Insured,
 North Shore University Hospital, Mortgage Project, Series A, 7.20%, 11/01/20 .........................      3,000,000    3,276,720
 St. Lukes Hospital, Series B, Pre-Refunded, 7.45%, 2/15/29 ...........................................      5,000,000    5,470,450
 New York State Thruway Authority, General Revenue,
 Series B, MBIA Insured, 5.00%, 1/01/20 ...............................................................      6,635,000    6,235,241
 Series C, FGIC Insured, 6.00%, 1/01/25 ...............................................................      7,815,000    8,136,822
 Niagara Frontier Transportation Authority, Airport Revenue,
 Greater Buffalo International Airport, Series A, AMBAC Insured, 6.25%, 4/01/24 .......................      9,000,000    9,500,130
 Port Authority of New York and New Jersey, Consolidated,
 102nd Series, MBIA Insured, 5.625%, 10/15/17 .........................................................      5,000,000    5,065,350
 102nd Series, MBIA Insured, 5.875%, 10/15/27 .........................................................     10,000,000   10,158,800
 109th Series, FGIC Insured, 5.375%, 7/15/22 ..........................................................     10,000,000    9,857,600
                                                                                                                       ------------
                                                                                                                        138,153,689
                                                                                                                       ------------

 North Carolina .1%
 Asheville Water System Revenue, FGIC Insured, 5.70%, 8/01/25 .........................................    $ 1,000,000  $ 1,014,540
 North Carolina Municipal Power Agency No. 1, Catawba
 Electric Revenue, MBIA Insured, 6.50%, 1/01/10 .......................................................         80,000       85,041
 ETM, 1/01/10 .........................................................................................         20,000       22,488
                                                                                                                       ------------
                                                                                                                          1,122,069
                                                                                                                       ------------
 North Dakota .6%
 Grand Forks Health Care System Revenue, Altru Health System
 Obligation Group, MBIA Insured, 5.625%, 8/15/27 ......................................................      9,785,000    9,749,480
 North Dakota State Building Authority Lease Revenue, Series B,
 Department of Corrections and Rehabilitation, AMBAC Insured,
  Pre-Refunded, 7.40%, 6/01/10 ........................................................................        150,000      162,294
 North Dakota State Building Authority Revenue, Refunding,
Series A, AMBAC Insured, 6.75%, 6/01/11................................................................        300,000      320,211
                                                                                                                       ------------
                                                                                                                         10,231,985
                                                                                                                       ------------
 Ohio 3.0%
 Akron Waterworks Mortgage Revenue, AMBAC Insured,
Pre-Refunded, 6.55%, 3/01/12 ..........................................................................      2,000,000    2,185,740
 Clermont County, Refunding, Building and Road Improvement,
AMBAC Insured, 5.60%, 9/01/14 .........................................................................      2,000,000    2,042,580
 Cleveland Waterworks First Mortgage Revenue, Series F, AMBAC Insured, 6.50%,
 1/01/11...............................................................................................      1,625,000    1,767,383
 Pre-Refunded, 1/01/11 ................................................................................      1,375,000    1,513,133
 Cuyahoga County Hospital Revenue, Metrohealth Systems Project,
 MBIA Insured, 6.00%, 2/15/19 .........................................................................      1,080,000    1,098,079
 Hamilton Waterworks Mortgage Revenue, Series A, MBIA Insured, 6.30%, 10/15/21 ........................      1,750,000    1,856,050
 Lucas County Hospital Revenue, St. Vincent Medical Center, MBIA Insured, 6.625%, 8/15/22 .............      3,000,000    3,306,840
 Montgomery County Hospital Facilities Revenue, Kettering Medical
 Center Facilities, MBIA Insured, Pre-Refunded, 7.50%, 4/01/14 ........................................     12,720,000   13,651,740
 Ohio HFA, SFMR, Series D, GNMA Secured, 7.05%, 9/01/16 ...............................................      3,675,000    3,870,547
bOhio State Turnpike Commission, Turnpike Revenue,
 Series A, MBIA Insured, 5.50%, 2/15/26 ...............................................................     15,900,000   15,876,627
 West Holmes Local School District, MBIA Insured, 5.375%, 12/01/17 ....................................      3,350,000    3,323,167
                                                                                                                       ------------
                                                                                                                         50,491,886
                                                                                                                       ------------
 Oklahoma 1.1%
 Grady County HFA, SFMR, Refunding, Series A, FGIC Insured, 6.70%, 1/01/12 ............................        595,000      632,693
 McGee Creek Authority Water Revenue, MBIA Insured, 6.00%, 1/01/23 ....................................        300,000      326,409
 Moore Public Works Authority Revenue, Refunding, AMBAC Insured, 7.60%, 7/01/06 .......................      5,000,000    5,369,550
 Muskogee County, HFAR, Refunding, SFMR, Series A, FGIC Insured, 7.60%, 12/01/10 ......................        770,000      803,333
 Oklahoma State Turnpike Authority Revenue, Series A, AMBAC Insured, 6.00%, 1/01/12 ...................      2,000,000    2,125,900
 Owasso Public Works Authority, Public Improvement Revenue, FSA Insured, 7.40%, 11/01/07 ..............      1,255,000    1,315,002
 Pottawatomie County Development Authority Water Revenue, North Deer
Creek Reservoir Project, AMBAC Insured, Pre-Refunded,
  7.375%, 7/01/26 .....................................................................................        250,000      275,008
 Tulsa County HFAR, GNMA Secured,
 Series A, 8.30%, 12/01/19 ............................................................................      4,220,000    4,401,333
 Series D, 6.95%, 12/01/22 ............................................................................        315,000      331,352
 Tulsa Industrial Authority Revenue, Holland Hall School Project,
 FSA Insured, 6.75%, 12/01/14 .........................................................................      3,270,000    3,613,154
                                                                                                                       ------------
                                                                                                                         19,193,734
                                                                                                                       ------------
 Oregon 1.8%
 Chemeketa Community College District, FGIC Insured, 5.95%, 6/01/16 ...................................      3,000,000    3,188,640
 Clackamas Oregon Community College District, MBIA Insured, 5.80%, 6/01/26 ............................      2,955,000    3,025,861
 Deschutes and Jefferson Counties School District No. 2-J, Redmond,
 MBIA Insured, 5.60%, 6/01/09 .........................................................................      1,500,000    1,554,900
 Josephine County School District No. 7, FGIC Insured, 5.70%, 6/01/13 .................................      5,000,000    5,184,850
 Northern Wasco County Peoples Utilities District, Electric Revenue,
 FGIC Insured, 5.625%, 12/01/22 .......................................................................      1,000,000    1,012,480
 Ontario Catholic Health Corp., Hospital Facilities Authority Revenue,
 Holy Rosary Medical Facility, Refunding, Series C, MBIA Insured,
  5.50%, 11/15/12 .....................................................................................        700,000      713,622
 Oregon Health Sciences University Revenue, Series B, MBIA Insured, 5.25%, 7/01/15 ....................      1,500,000    1,493,010
 Oregon State Department of Administrative Services, COP, Series A,
 AMBAC Insured, 5.80%, 5/01/24 ........................................................................      5,000,000    5,184,650
 MBIA Insured, 5.70%, 5/01/17 .........................................................................      1,000,000    1,030,610
 Port of Portland International Airport Revenue, Portland International Airport,
 Series 11, FGIC Insured, 5.625%, 7/01/26 .............................................................      1,000,000    1,000,310
 Oregon (cont.)
 Washington County Unified Sewer Agency Revenue,
 Refunding, Senior Lien, Series A, AMBAC Insured, 6.125%, 10/01/12 ....................................    $ 1,000,000  $ 1,097,490
 Senior Lien, FGIC Insured, 5.50%, 10/01/16 ...........................................................      1,845,000    1,872,435
 Subordinated Lien, Series 1, AMBAC Insured, 6.125%, 10/01/12 .........................................      1,000,000    1,097,490
 Western Lane Hospital District, Hospital Facilities Authority Revenue,
 Sisters St. Joseph Peace,
  MBIA Insured, 5.875%, 8/01/12 .......................................................................      3,000,000    3,153,660
                                                                                                                       ------------
                                                                                                                         30,610,008
                                                                                                                       ------------
 Pennsylvania 2.0%
 Beaver County, Series A, MBIA Insured, 5.90%, 10/01/26 ...............................................      2,000,000    2,062,200
 Cambria County Hospital Development Authority Revenue, Refunding and
 Improvement, Conemaugh Valley Hospital, Series B,
  Connie Lee Insured, 6.375%, 7/01/18 .................................................................      5,000,000    5,263,100
 Delaware River Port Authority, Pennsylvania and New Jersey Delaware
 River Bridges Revenue, Refunding, AMBAC Insured, 7.375%,
  1/01/07 .............................................................................................      1,500,000    1,587,810
 Exeter Township School District, FGIC Insured, Pre-Refunded, 6.50%, 5/15/06 ..........................        200,000      217,632
 Lehigh County General Purpose Authority Revenues, Hospital Healtheast, Inc.,
 Series A, Refunding, MBIA Insured, 7.00%, 7/01/15 ....................................................        100,000      106,719
 Montgomery County IDAR, PCR, Philadelphia Electric Co., Series B,
MBIA Insured, 6.70%, 12/01/21 .........................................................................      8,000,000    8,700,640
 Pennsylvania Convention Center Authority Revenue, Series A, FGIC Insured,
ETM, 6.00%, 9/01/19 ...................................................................................        500,000      546,505
 Pennsylvania State Higher Educational Facilities Authority, College and
University Revenues, Hahnemann University Project,
  MBIA Insured, Pre-Refunded, 7.20%, 7/01/19 ..........................................................        100,000      107,338
 Pennsylvania State Pooled Finance Authority, Lease Revenue, Capital Improvement,
 Series B, MBIA Insured, 8.00%, 11/01/09 ..............................................................      2,740,000    2,874,835
 Pennsylvania State Turnpike Commission Revenue, Refunding, Series P,
AMBAC Insured, 6.00%, 12/01/17 ........................................................................        500,000      520,160
 Philadelphia Airport Revenue, Philadelphia Airport System, Series A,
AMBAC Insured, 6.10%, 6/15/25 .........................................................................      4,000,000    4,163,920
 Philadelphia Water and Waste Water Revenue, Refunding, FSA Insured, 5.50%, 6/15/15 ...................      1,000,000      995,410
 Pittsburgh Water and Sewer System Authority Revenue, Refunding,
 FGIC Insured, ETM, 7.25%, 9/01/14.....................................................................         90,000      107,646
 Quaker Valley School District, FGIC Insured, 5.70%, 1/15/19 ..........................................      2,000,000    2,027,420
 Scranton-Lackawanna Health and Welfare Authority Revenue,
Community Medical Center Project, BIG Insured, 7.875%, 7/01/10 ........................................         10,000       10,503
 Southeastern Pennsylvania Transportation Authority, Special Revenue,
 FGIC Insured, 5.375%, 3/01/22.........................................................................      4,825,000    4,744,326
                                                                                                                       ------------
                                                                                                                         34,036,164
                                                                                                                       ------------
 Rhode Island 1.8%
 Kent County Water Authority, General Revenue, Series A,
MBIA Insured, 6.35%, 7/15/14 ..........................................................................      2,100,000    2,282,532
 Providence GO, Series A, FSA Insured, 5.70%, 7/15/19 .................................................      3,000,000    3,033,270
 Providence PBA General Revenue, Series A, FSA Insured,
Pre-Refunded, 7.25%, 12/15/10 .........................................................................      5,000,000    5,541,450
bRhode Island Clean Water Financing Agency Revenue, Wastewater
Treatment System, Cranston, MBIA Insured, 5.80%, 9/01/22 ..............................................     10,000,000   10,077,300
 Rhode Island Convention Center Authority Revenue, Series A,
 MBIA Insured, Pre-Refunded, 6.65%, 5/15/12............................................................        350,000      383,159
 Rhode Island Health and Educational Building Corp. Revenue,
 Higher Educational Facilities, Connie Lee Insured, Roger Williams
  Facility, Pre-Refunded, 7.25%, 11/15/24 .............................................................      2,000,000    2,350,260
 Rhode Island Port Authority and Economic Development Corp. Revenue,
Shepard Building Project, Series B, AMBAC Insured,
  6.75%, 6/01/25 ......................................................................................      2,000,000    2,197,680
 Rhode Island State, Refunding, Series A, FGIC Insured, 6.25%, 6/15/07 ................................        250,000      271,635
 Rhode Island State Health and Educational Building Corp. Revenue, Lifespan
 Obligation Group, Refunding, MBIA Insured, 5.75%, 5/15/23 ............................................      2,250,000    2,295,878
 West Warwick GO, MBIA Insured, Pre-Refunded, 7.25%, 9/01/11 ..........................................      2,000,000    2,260,960
                                                                                                                       ------------
                                                                                                                         30,694,124
                                                                                                                       ------------
 South Carolina .4%
 Charleston Waterworks and Sewer Revenue, Refunding and Improvement,
AMBAC Insured, 6.00%, 1/01/16 .........................................................................        250,000      259,685
 Cherokee County COP, Peachtree Centre Project, FSA Insured, 7.05%, 9/01/11 ...........................      2,910,000    3,216,918
 Edgefield County School District, Refunding, FSA Insured, 8.50%, 2/01/01 .............................        250,000      283,283
 Piedmont Municipal Power Agency, South Carolina Electric Revenue,
 Refunding, FGIC Insured, 6.25%, 1/01/21 ..............................................................        200,000      222,094
 Richland County Hospital Facilities Revenue, Community Provider,
Pooled Loan Program, Series A, FSA Insured, ETM, 7.125%, 7/01/17 ......................................      3,000,000    3,435,420
                                                                                                                       ------------
                                                                                                                          7,417,400
                                                                                                                       ------------
 South Dakota .7%
 Grant County PCR, Refunding, MBIA Insured, 5.90%, 6/01/23 ............................................      4,800,000    4,879,920
 Lawrence County COP, Courthouse, FSA Insured, 7.65%, 7/01/10 .........................................      2,000,000    2,202,140
 Sioux Falls Medical Clinic Revenue, AMBAC Insured, 8.00%, 9/01/08 ....................................      2,225,000    2,268,321
 South Dakota (cont.)
 South Dakota State Lease Revenue, Series A, FSA Insured, 6.75%, 12/15/16 .............................    $ 2,720,000  $ 3,138,418
 South Dakota State University Revenue, Housing and Auxiliary Facilities,
 Refunding, Series A, MBIA Insured, 5.50%, 4/01/17 ....................................................         20,000       19,857
                                                                                                                       ------------
                                                                                                                         12,508,656
                                                                                                                       ------------
 Tennessee .3%
 Greater Tennessee Housing Assistance Corp., Mortgage Revenue,
 Refunding, Series A, MBIA Insured, 6.00%, 7/01/24 ....................................................      1,445,000    1,473,972
 Metropolitan Nashville Airport Authority Revenue, Series C, FGIC Insured, 6.60%, 7/01/15 .............        200,000      215,398
 Trenton Special School District, AMBAC Insured, 5.75%, 11/01/20 ......................................      3,000,000    3,064,530
                                                                                                                       ------------
                                                                                                                          4,753,900
                                                                                                                       ------------
 Texas 8.2%
 Austin Combined Utility System Revenue,
 BIG Insured, Pre-Refunded, 8.625%, 11/15/17 ..........................................................      1,000,000    1,175,100
 Refunding, Series A, FGIC Insured, 6.00%, 5/15/15 ....................................................         50,000       50,965
 Series A, BIG Insured, Pre-Refunded, 8.00%, 11/15/16 .................................................      3,000,000    3,369,960
 Bexar County HFC Revenue, GNMA Secured, Series A, 8.20%, 4/01/22 .....................................      3,475,000    3,661,955
 Brazos River Authority Revenue, Refunding, Houston Light and Power Co. Project,
 Series A, AMBAC Insured, 6.70%, 3/01/17 ..............................................................      2,000,000    2,185,920
 Series D, FGIC Insured, 7.75%, 10/01/15 ..............................................................      3,360,000    3,547,824
 Coastal Bend Health Facilities Development Corp., Series B, AMBAC Insured, 6.30%, 1/01/17 ............     12,230,000   13,009,051
 Dallas HFC, SFMR, GNMA Secured, 7.85%, 12/01/10 ......................................................        760,000      802,431
 East Texas HFC, SFMR, Series 1990, GNMA Secured, 7.85%, 12/01/10 .....................................        745,000      790,654
 Faulkey Gully MUD, Refunding, Waterworks and Sewerage System,
AMBAC Insured, 6.625% 3/01/07 .........................................................................      1,520,000    1,642,330
 Fort Bend County Levee Improvement District No. 011, AMBAC Insured, 6.00%,
 9/01/21...............................................................................................      1,395,000    1,446,908
 9/01/22...............................................................................................      1,495,000    1,550,629
 9/01/23...............................................................................................      1,610,000    1,675,189
 Grand Prairie Health Facilities, Refunding, Dallas/Fort Worth Medical
Center Project, AMBAC Insured, 6.875%, 11/01/10 .......................................................      2,700,000    3,026,997
 Harris County Hospital District Mortgage Revenue, Refunding, AMBAC
 Insured, 7.40%, 2/15/10 ..............................................................................      2,350,000    2,788,346
 Harris County Public Facilities Corp., Detention Facility Mortgage Revenue,
 MBIA Insured, Pre-Refunded, 7.80%, 12/15/11 ..........................................................      3,000,000    3,197,670
 Harris County Toll Road,
 Series A, FGIC Insured, 6.50%, 8/15/11 ...............................................................         35,000       38,129
 Series A, Senior Lien, AMBAC Insured, 6.50%, 8/15/17 .................................................      1,580,000    1,711,772
 Series B, Senior Lien, AMBAC Insured, 6.625%, 8/15/17 ................................................        240,000      246,653
 Houston Airport System Revenue, Subordinated Lien, FGIC Insured,
 Series A, 6.75%, 7/01/21 .............................................................................      2,500,000    2,691,750
 Series B, Pre-Refunded, 6.625%, 7/01/22 ..............................................................      1,000,000    1,096,250
 Houston Water and Sewer System Revenue, Refunding, Junior Lien, Series C,
 AMBAC Insured, 6.375%, 12/01/17 ......................................................................        935,000    1,005,742
 AMBAC Insured, Pre-Refunded, 6.375%, 12/01/17 ........................................................         65,000       71,126
 MBIA Insured, 5.75%, 12/01/15 ........................................................................        500,000      510,025
 MBIA Insured, 6.375%, 12/01/22 .......................................................................      6,380,000    6,829,088
 MBIA Insured, Pre-Refunded, 6.375%, 12/01/22 .........................................................      1,620,000    1,789,954
 Lubbock HFC, SFMR, Refunding, Mortgage Extension Program, Series B,
 BIG Insured, 8.875%, 12/01/12 ........................................................................        940,000      946,674
 Matagorda County Navigation District No. 1,
 PCR, Central Power & Light Co. Project, AMBAC Insured, 7.50%, 12/15/14 ...............................        200,000      218,726
 PCR, Refunding, Central Power & Light Co. Project, Series E, MBIA Insured, 6.10%, 7/01/28 ............     12,850,000   13,281,375
 Refunding, Houston Light and Power Co., Series C, FGIC Insured, 7.125%, 7/01/19 ......................      2,000,000    2,129,520
 Refunding, Houston Light and Power Co., Series E, FGIC Insured, 7.20%, 12/01/18 ......................        100,000      107,608
 Palo Duro River Authority, Refunding, FSA Insured, 6.375%, 8/01/08 ...................................      6,000,000    6,195,420
 Sabine River Authority, PCR, Refunding, Collateralized, Texas Utilities Electri
c Co. Project, FGIC Insured, 6.55%, 10/01/22 ..........................................................      3,250,000    3,496,448
 San Antonio Water Revenue, MBIA Insured,
 Refunding, 6.50%, 5/15/10 ............................................................................      5,200,000    5,664,360
 Refunding and Improvement, 5.60%, 5/15/21 ............................................................      3,250,000    3,265,275
 San Patricio County COP, MBIA Insured, 6.60%, 4/01/07 ................................................      2,500,000    2,701,900
 Smithville HDC Mortgage Revenue, Smithville Retirement, Refunding,
 Series A, MBIA Insured, 6.40%, 1/01/22 ...............................................................      1,085,000    1,125,720
 Southeast HDC Mortgage Revenue, Stonegate Retirement, MBIA Insured, 6.40%, 1/01/24 ...................      1,170,000    1,231,741
 Tarrant County HFC, Health System Revenue, Harris Methodist
Health System, MBIA Insured, 6.00%, 9/01/24 ...........................................................      3,250,000    3,345,453
 Texas (cont.)
 Tarrant County HFC, SFMR, GNMA Secured, Series A, 8.00%, 7/01/21 .....................................    $ 8,365,000  $ 8,771,288
 Texas Health Facilities Development Corp. Hospital Revenue, Refunding,
 All Saints Episcopal Hospitals, Series B, MBIA Insured, 6.25%, 8/15/22 ...............................      2,500,000    2,657,300
 All Saints Episcopal Hospitals, Series B, MBIA Insured, 6.375%, 8/15/23 ..............................      4,885,000    5,218,548
 Cook-Fort Worth Medical Center Project, FGIC Insured, Pre-Refunded, 8.125%, 6/01/18 ..................      2,000,000    2,101,380
 Texas State Turnpike Authority Revenue, Dallas North Tollway,
 Refunding, AMBAC Insured, 5.00%, 1/01/20 .............................................................      7,250,000    6,751,345
 Texas Water Resources Financial Authority Revenue, AMBAC Insured, 7.50%, 8/15/13 .....................      5,975,000    6,312,229
 Travis County HFC, SFMR, GNMA Secured, 8.20%, 4/01/22 ................................................      3,285,000    3,427,438
                                                                                                                       ------------
                                                                                                                        138,862,166
                                                                                                                       ------------
 Utah 1.4%
 Intermountain Power Agency, Power Supply Revenue, Refunding,
 Series A, AMBAC Insured, 5.50%, 7/01/20 ..............................................................      4,680,000    4,619,675
 Series B, MBIA Insured, 5.75%, 7/01/19 ...............................................................      3,250,000    3,308,338
 Intermountain Power Agency, Special Obligation, Refunding,
Fifth Crossover Series, FGIC Insured, 7.00%, 7/01/15 ..................................................      6,230,000    6,389,675
 Provo Electric System Revenue, Refunding, Series A, AMBAC Insured, ETM, 10.375%, 9/15/15 .............         40,000       57,717
 Utah County Hospital Revenue, IHC Health Services, Inc., MBIA Insured, 5.25%, 8/15/21 ................      5,000,000    4,783,250
 Utah State Board of Regents, Student Loan Revenue, Series H, AMBAC Insured, 6.70%, 11/01/15 ..........      1,080,000    1,130,382
 Weber County Municipal Building Authority, Lease Revenue, FSA Insured, Pre-Refunded, 7.20%,
 6/01/05...............................................................................................        825,000      867,488
 6/01/06 ..............................................................................................        875,000      920,063
 6/01/07...............................................................................................        950,000      998,925
                                                                                                                       ------------
                                                                                                                         23,075,513
                                                                                                                       ------------
 Vermont .7%
 Swanton Village Electric System Revenue, Refunding, MBIA Insured, 5.75%, 12/01/19 ....................      1,740,000    1,786,006
 Vermont, COP, MBIA Insured, 7.25%, 6/15/11 ...........................................................      2,205,000    2,399,349
 Vermont Home Mortgage, Series B, MBIA Insured, 7.60%, 12/01/24 .......................................      6,630,000    6,944,660
 Vermont Municipal Bond Bank, Series 2, FSA Insured, 6.25%, 12/01/19 ..................................      1,000,000    1,054,570
                                                                                                                       ------------
                                                                                                                         12,184,585
                                                                                                                       ------------
 Virginia 1.4%
 Chesapeake Bay Bridge and Tunnel Commission, Virginia District Revenue,
 Refunding, General Resolution, MBIA Insured, 5.75%,
  7/01/25 .............................................................................................      9,850,000    9,909,396
 Chesapeake IDA, Public Facilities, Lease Revenue, Chesapeake Jail Project,
 MBIA Insured, 6.00%, 6/01/12 .........................................................................      5,000,000    5,306,500
 Danville IDA, Hospital Revenue, Danville Regional Medical Center,
Refunding, FGIC Insured, 6.50%, 10/01/24 ..............................................................      1,000,000    1,079,340
 Hampton Roads Regional Jail Authority, Regional Jail Facilities Revenue,
 Series A, MBIA Insured, 5.00%, 7/01/28 ...............................................................      3,405,000    3,191,609
 Spotsylvania County Water and Sewer System Revenue, MBIA Insured, 5.40%, 6/01/27 .....................      3,850,000    3,760,526
                                                                                                                       ------------
                                                                                                                         23,247,371
                                                                                                                       ------------
 Washington 6.0%
 Benton County School District No. 400, Richland, MBIA Insured, 5.60%, 12/01/16 .......................      1,850,000    1,888,850
 Clallam County PUD No. 001, Electric Revenue, Refunding, AMBAC Insured, 6.50%, 1/01/08 ...............      2,000,000    2,189,980
 Douglas County PUD No. 001, Electric Distribution System Revenue,
MBIA Insured, 6.00%, 1/01/15 ..........................................................................        900,000      950,544
 Everett COP, Series A, AMBAC Insured, Pre-Refunded, 7.25%, 4/01/09 ...................................        850,000      932,229
 Grant County PUD No. 002, Wanapum Hydro-Electric Revenue, Second Series,
 Series B, AMBAC Insured, 6.75%, 1/01/23 ..............................................................      2,000,000    2,144,880
 Grays Harbor County PUD No. 001, Electric Revenue, Refunding, AMBAC Insured, 7.10%, 1/01/06...........      2,245,000    2,323,171
 King County Public Hospital District No. 001, Hospital Facilities Revenue,
Valley Medical Center, AMBAC Insured, Pre-Refunded,
  7.25%, 9/01/15 ......................................................................................      1,500,000    1,649,385
 King County School District No. 411, Issaquah, Refunding, AMBAC Insured,
Pre-Refunded, 6.50%, 12/01/09..........................................................................      3,375,000    3,703,253
 King County Sewer, MBIA Insured, 6.125%, 1/01/33 .....................................................      3,000,000    3,119,550
 Kitsap County School District No. 100-C, Refunding, MBIA Insured, 6.60%, 12/01/08 ....................      1,015,000    1,108,502
 Klickitat County PUD No. 001, Electric Revenue, FGIC Insured,
 5.65%, 10/01/15 ......................................................................................      1,000,000    1,014,120
 5.75%, 10/01/27 ......................................................................................      1,000,000    1,017,620
 Mason County School District No. 402, Pioneer, MBIA Insured, 6.60%, 12/01/11 .........................      1,040,000    1,152,601
 Pierce County School District No. 003, Puyallup, FGIC Insured, 5.70%, 12/01/15 .......................      1,000,000    1,027,230
 Port of Longview, Cowlitz County, Airport and Marina Improvements,
MBIA Insured, 6.00%, 11/01/15 .........................................................................      2,000,000    2,128,720
 Washington (cont.)
 Port Seattle Revenue, Series A, FGIC Insured, 5.50%, 9/01/21 .........................................    $ 5,430,000  $ 5,387,049
 Seatac Storm Water Revenue, MBIA Insured, 6.50%, 12/01/13 ............................................      2,890,000    3,141,025
 Seattle Metropolitan Sewer System Revenue, Series W, MBIA Insured, 6.30%, 1/01/33 ....................     11,000,000   11,557,370
 Seattle Water System Revenue, FGIC Insured, 5.625%, 8/01/26 ..........................................      2,000,000    2,007,620
 Snohomish County PUD No. 001, Electric Revenue, Generation System,
FGIC Insured, ETM, 6.65%, 1/01/16 .....................................................................      4,250,000    4,820,010
 Spokane Public Facilities District, Hotel, Motel and Sales Use Tax Revenue,
 Multi-Purpose Arena Project, AMBAC Insured, 6.50%, 1/01/18 ...........................................      5,000,000    5,326,450
 Tacoma Electric System Revenue,
 Refunding, AMBAC Insured, 6.25%, 1/01/11 .............................................................        500,000      531,670
 Refunding, FGIC Insured, 6.25%, 1/01/15 ..............................................................      6,190,000    6,572,542
 Tacoma GO, Series A, MBIA Insured, 5.625%, 12/01/22 ..................................................      3,400,000    3,424,650
 Thurston and Pierce Counties, Community Schools, Series B, AMBAC Insured, 6.65%, 12/01/09 ............      1,305,000    1,426,065
 Washington Public Power Supply System, Nuclear Project No. 1 Revenue,
 Refunding, Series A, MBIA Insured, 6.25%, 7/01/17 ....................................................        500,000      521,915
 Refunding, Series B, FGIC Insured, Pre-Refunded, 7.25%, 7/01/12 ......................................      4,420,000    4,841,359
 Refunding, Series C, FGIC Insured, Pre-Refunded, 7.75%, 7/01/08 ......................................      2,500,000    2,771,250
 Washington Public Power Supply System Revenue, Nuclear Project No. 3,
Refunding, Series A, BIG Insured, Pre-Refunded, 7.25%, 7/01/16 ........................................        100,000      107,333
 Washington State Health Care Facilities Authority Revenue, Swedish
 Hospital Medical Center, AMBAC Insured, 6.30%, 11/15/22 ..............................................      3,250,000    3,412,305
 Washington State HFA, Series A, GNMA Secured, 7.70%, 7/01/32 .........................................      2,885,000    3,010,440
 Washington State University Revenues, Refunding, Housing and Dining System,
MBIA Insured, 6.40%, 10/01/24 .........................................................................      6,130,000    6,565,537
 Western Washington University Revenue, Housing and Dining System, MBIA Insured,
 6.375%, 10/01/22 .....................................................................................      3,000,000    3,166,080
 Refunding, 6.70%, 10/01/11 ...........................................................................      1,050,000    1,128,215
 Refunding, 6.375%, 10/01/21 ..........................................................................      3,500,000    3,637,375
 Whatcom County School District No. 501, Bellingham, FGIC Insured, 6.125%, 12/01/13 ...................      2,000,000    2,133,860
 Yakima-Tieton Irrigation District Revenue, Refunding, FSA Insured, 6.20%, 6/01/19 ....................        350,000      371,123
                                                                                                                       ------------
                                                                                                                        102,211,878
                                                                                                                       ------------
 West Virginia 1.8%
 Harrison County, Community Solid Waste Disposal Revenue, Potomac Edison Co.,
 Series C, AMBAC Insured, 6.75%, 8/01/24 ..............................................................     11,560,000   12,581,210
 Monongalia County Building Community Hospital Revenue, Refunding, Monongalia
 General Hospital, Series B, MBIA Insured, 6.50%,
  7/01/17 .............................................................................................      1,000,000    1,055,190
 South Charleston Hospital Revenue, Refunding, Herbert J. Thomas Memorial Hospital, BIG Insured,
 Pre-Refunded, 8.00%,
 10/01/04..............................................................................................      3,060,000    3,252,749
 10/01/10 .............................................................................................      2,400,000    2,551,176
 West Virginia School Building Authority Revenue, Capital Improvement,
 Series B, MBIA Insured, Pre-Refunded, 6.75%, 7/01/17 .................................................        300,000      324,651
 West Virginia State HDA, SFMR, MBIA Insured, 7.40%, 11/01/11 .........................................      2,000,000    2,044,220
 West Virginia State University Revenue, Refunding, AMBAC Insured, 6.00%, 4/01/12 .....................      2,250,000    2,393,235
 West Virginia State Water Development Authority Revenue, FSA Insured,
 Loan Program II, Series B, Pre-Refunded, 7.50%, 11/01/29 .............................................      3,000,000    3,263,370
 Refunding, Loan Program, Series A, 7.00%, 11/01/25 ...................................................      2,750,000    2,986,830
                                                                                                                       ------------
                                                                                                                         30,452,631
                                                                                                                       ------------
 Wisconsin .9%
 Holmen School District, Series A, AMBAC Insured, 6.25%, 10/01/10 .....................................        500,000      530,315
 Lake County School District GO, Refunding, AMBAC Insured, 6.35%,
 4/01/11 ..............................................................................................        850,000      896,733
 4/01/12 ..............................................................................................        900,000      955,737
 Superior Limited Obligation Revenue, Refunding, Midwest Energy Resources,
Series E, FGIC Insured, 6.90%, 8/01/21 ................................................................      3,000,000    3,572,730
 Wisconsin Health Educational Revenue, Series A, FSA Insured, 7.50%,
 1/15/09...............................................................................................      2,000,000    2,119,560
 Community Provider Program, 1/15/04 ..................................................................      1,965,000    2,083,824
 Wisconsin Health Facilities Authority Revenue, Milwaukee Psychiatric Hospital,
MBIA Insured, 7.30%, 4/01/12 ..........................................................................      4,000,000    4,087,680
 Wisconsin State Health and Educational Facilities Authority Revenue, Refunding,
 Series AA, MBIA Insured, 6.25%, 6/01/20 ..............................................................        500,000      522,550
                                                                                                                       ------------
                                                                                                                         14,769,129
                                                                                                                       ------------
 Wyoming 1.4%
 Gillette Health Facilities Revenue, Lutheran Hospital and Home Society,
 Refunding, MBIA Insured, 5.90%, 1/01/16 ..............................................................      $ 500,000    $ 516,135
 Natrona County Hospital Revenue, Wyoming Medical Center Projects,
Refunding, AMBAC Insured, 6.00%, 9/15/24 ..............................................................      9,885,000   10,235,918
 University of Wyoming, University Facilities Revenues, MBIA Insured, 7.10%, 6/01/10 ..................      2,245,000    2,370,226
 Worland GO, Refunding, AMBAC Insured, 5.30%, 6/01/12 .................................................      1,525,000    1,515,621
 Wyoming CDA, AMBAC Insured, 6.00%, 6/01/23 ...........................................................      6,750,000    6,891,548
 Wyoming Municipal Power Agency, Power Supply System Revenue,
 Refunding, Series A, MBIA Insured, 6.125%, 1/01/16 ...................................................      2,000,000    2,103,860
                                                                                                                       ------------
                                                                                                                         23,633,308
                                                                                                                       ------------
 Total Long Term Investments (Cost $1,593,311,509).....................................................               1,690,150,420
                                                                                                                       ------------
aShort Term Investments 1.1%
 California Health Facilities Financing Authority Revenue, Refunding, Sutter/CHS,
 Series B, AMBAC Insured, Daily VRDN and Put, 3.40%,
  7/01/12 .............................................................................................      2,200,000    2,200,000
 Farmington New Mexico PCR, Refunding, Arizona Public Service Co., Series B,
 Barclays Bank Plc. Insured, Daily VRDN and Put, 3.80%,
  9/01/24 .............................................................................................        750,000      750,000
 Irvine Ranch California Water District, District Nos. 140-240-105-250,
Bank of America NT & SA Insured, Daily VRDN and Put, 3.40%,
  4/01/33 .............................................................................................        200,000      200,000
 La Crosse Wisconsin IDR, Refunding, Dairyland Power Cooperative,
Series C, AMBAC Insured, Daily VRDN and Put, 3.70%, 2/01/15............................................        800,000      800,000
 New Jersey State Turnpike Authority Revenue, Refunding, Series D,
 FGIC Insured, Weekly VDRN and Put, 2.70%, 1/01/18 ....................................................      1,000,000    1,000,000
 New York City GO, Series B, Subseries B-4, MBIA Insured, Daily VDRNand Put, 3.70%, 8/15/23 ...........        100,000      100,000
 New York City Municipal Water Finance Authority, Water and Sewer System Revenue,
 Series 93-C, FGIC Insured, Daily VDRN and Put,
  3.70%, 6/15/22 ......................................................................................        100,000      100,000
 Orange County California Sanitation Districts COP Nos. 1-3, 5-7, 11, 13, &14,
 Series A, Capital Improvement Program 1990-92,
  National Westminster Bank Plc. Insured, Daily VRDN and Put, 3.40%, 8/01/15 ..........................     13,500,000   13,500,000
                                                                                                                       ------------
 Total Short Term Investments (Cost $18,650,000).......................................................                  18,650,000
                                                                                                                       ------------
 Total Investments (Cost $1,611,961,509) 100.5%........................................................               1,708,800,420
 Other Assets, less Liabilities (.5%)..................................................................                 (8,984,553)
                                                                                                                       ------------
 Net Assets 100.0% ....................................................................................               $1,699,815,867
                                                                                                                       ============

See glossary of abbreviations on page 96.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Massachusetts Insured Tax-Free Income Fund
                                                        Six Months Ended
                                                         August 31, 1997             Year Ended February 28,
Class I                                                    (unaudited)      1997    19962      1995      1994      1993
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................          $11.54      $11.65   $11.34    $11.81    $11.73    $11.03
                                                     ---------------------------------------------------------------------
Income from investment operations:
 Net investment income ...............................              .30      .63      .66       .66       .67       .69
 Net realized and unrealized gains (losses) ..........              .13     (.10)     .31      (.47)      .09       .69
                                                     ---------------------------------------------------------------------
Total from investment operations .....................              .43      .53      .97       .19       .76      1.38
                                                     ---------------------------------------------------------------------
Less distributions:
 Dividends from net investment income .................            (.31)6   (.64)3   (.66)     (.66)     (.68)     (.68)
 Distributions from net realized gains ................            (.04)      --       --        --        --        --
                                                     ---------------------------------------------------------------------
Total distributions ...................................            (.35)    (.64)    (.66)     (.66)     (.68)     (.68)
                                                     ---------------------------------------------------------------------
Net asset value, end of period ........................          $11.62   $11.54   $11.65    $11.34    $11.81    $11.73
                                                     =====================================================================
Total return* .........................................            3.80%    4.75%    8.80%     1.83%     6.39%    12.61%

Ratios/Supplemental Data
Net assets, end of period (000's) .....................     $332,621    $325,065 $301,529  $288,331  $307,013  $278,510
Ratio to average net assets:
 Expenses .............................................             .68%**      .68%     .69%      .67%      .60%      .64%
 Net investment income ................................            5.30%**     5.51%    5.67%     5.89%     5.69%     6.09%
Portfolio turnover rate ...............................           13.56%      29.22%   10.29%    16.90%    13.82%     9.65%

Class II
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................           $11.59      $11.69   $11.36
                                                       ---------------------------------------
Income from investment operations:
 Net investment income ................................              .28         .57      .50
 Net realized and unrealized gains (losses) ...........              .11        (.09)     .32
                                                       ---------------------------------------
Total from investment operations ......................              .39         .48      .82
                                                       ---------------------------------------
Less distributions:
 Dividends from net investment income .................             (.28)       (.58)3   (.49)
 Distributions from net realized gains ................             (.04)        --       --
                                                       ---------------------------------------
Total distributions ...................................             (.32)       (.58)    (.49)
                                                       ---------------------------------------
Net asset value, end of period ........................           $11.66      $11.59   $11.69
                                                       =======================================
Total return* .........................................             3.42%       4.22%    7.36%

Ratios/Supplemental Data
Net assets, end of period (000's)......................           $10,484      $6,378   $2,759
Ratio to average net assets:
 Expenses..............................................            1.24%**     1.25%    1.26%**
 Net investment income.................................            4.68%**     4.96%    5.06%**
Portfolio turnover rate................................           13.56%      29.22%   10.29%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
2For the period May 1, 1995 (effective date) to February 29, 1996 for Class II. 3Includes distributions in excess of net investment income in the amount of $.001.
6Includes distributions in excess of net investment income in the amount of $.005.

See notes to financial statements.



FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1997 (unaudited)



                                                                                                            PRINCIPAL
 Franklin Massachusetts Insured Tax-Free Income Fund                                                         AMOUNT        VALUE
aLong Term Investments 99.3%
 Ashburnham & Westminister, Regional School District, MBIA Insured, 6.00%, 12/15/13 ...................    $ 2,700,000  $ 2,823,255
 Attleboro Municipal Purpose GO, AMBAC Insured, 6.00%,
 7/01/11 ..............................................................................................      1,045,000    1,117,199
 7/01/12 ..............................................................................................      1,045,000    1,108,024
 7/01/13 ..............................................................................................        685,000      726,312
 7/01/14 ..............................................................................................        755,000      797,793
 Blackstone-Milville School District, AMBAC Insured, 6.50%,
 5/01/08 ..............................................................................................        705,000      766,363
 5/01/09 ..............................................................................................        750,000      812,003
 5/01/10 ..............................................................................................        795,000      858,990
 Boston Hospital Revenue, Refunding, Series B, FHA, MBIA Insured, 5.75%, 2/15/23 ......................     10,500,000   10,616,445
 Boston Water and Sewage Commission, General Revenue, Series A,
 BIG Insured, 7.25%, 11/01/06 .........................................................................      3,000,000    3,164,250
 Pre-Refunded, GNMASecured , 7.10%, 11/01/19 ..........................................................      1,400,000    1,511,454
 Central Berkshire GO, School District, MBIA Insured, 7.25%, 6/01/08 ..................................      1,095,000    1,187,276
 Framingham Housing Authority Mortgage Revenue, Beaver Terrace Apartments,
 Series A, GNMA Secured, 6.65%, 2/20/32 ...............................................................      1,650,000    1,712,205
 Greenfield GO, MBIA Insured, 6.50%,
 10/15/08 .............................................................................................        500,000      542,715
 10/15/09 .............................................................................................        500,000      540,755
 Holyoke GO, School Project Loans, MBIA Insured, Pre-Refunded, 8.05%, 6/15/04 .........................      1,000,000    1,180,080
 Hudson GO, MBIA Insured, 6.00%,
 5/15/13 ..............................................................................................        250,000      265,623
 5/15/14 ..............................................................................................        240,000      253,961
 Lenox GO, Refunding, AMBAC Insured,
 6.60%, 10/15/11 ......................................................................................      1,000,000    1,078,180
 6.625%, 10/15/15 .....................................................................................        500,000      537,610
 Leominster GO, MBIA Insured, Pre-Refunded, 7.50%, 4/01/09 ............................................        450,000      494,532
 Ludlow GO, School Project, Limited Tax, MBIA Insured,
 7.30%, 11/01/07 ......................................................................................        210,000      252,174
 7.30%, 11/01/08 ......................................................................................        210,000      253,308
 7.40%, 11/01/09 ......................................................................................        210,000      255,912
 Lynn Water and Sewer General Revenue, Series A, MBIA Insured, Pre-Refunded, 7.25%, 12/01/10 ..........      4,000,000    4,429,240
 Mansfield GO, AMBAC Insured, 6.70%, 1/15/11 ..........................................................      2,000,000    2,177,900
 Mansfield Municipal Purpose Loan, FGIC Insured, 5.125%, 8/15/17 ......................................      1,685,000    1,622,807
 Martha's Vineyard, Regional High School District No. 100, AMBAC Insured,
 6.55%, 12/15/10 ......................................................................................        830,000      923,516
 6.60%, 12/15/11 ......................................................................................        725,000      806,526
 6.65%, 12/15/12 ......................................................................................        880,000      979,326
 6.70%, 12/15/14 ......................................................................................        210,000      233,518
 Mashpee GO, MBIA Insured, 5.50%, 2/01/17 .............................................................      2,000,000    2,021,400
 Mashpee Water District GO, MBIA Insured, 6.40%, 10/15/12 .............................................        500,000      538,740
 Massachusetts Bay Transportation Authority,
 COP, BIG Insured, 7.75%, 1/15/06 .....................................................................      2,500,000    3,016,325
 General Transportation System, Series A, FSA Insured, 5.625%, 3/01/26 ................................      1,470,000    1,482,157
 General Transportation System, Series A, GNMA Secured, Pre-Refunded, 7.75%, 3/01/13 ..................      3,000,000    3,116,790
 General Transportation System, Series B, AMBAC Insured, 5.375%, 3/01/25 ..............................      2,970,000    2,909,412
 Massachusetts Education Loan Authority Revenue, Issue D, Series A, MBIA Insured, 7.25%, 1/01/09 ......      1,960,000    2,073,347
 Massachusetts State GO, Series B,
 AMBAC Insured, 6.50%, 8/01/11 ........................................................................      1,665,000    1,799,782
 MBIA Insured, 6.50%, 8/01/11 .........................................................................        855,000      924,212
 Massachusetts State Health & Educational Facilities Authority Revenue,
 Bay State Medical Center, Refunding, Series D, FGIC Insured, 6.00%, 7/01/15 ..........................      1,500,000    1,567,380
 Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26 ......................................      5,000,000    5,180,750
 Bentley College, Series I, MBIA Insured, 6.125%, 7/01/17 .............................................      1,250,000    1,304,663
 Berklee College of Music, Series E, MBIA Insured, 5.00%, 10/01/16 ....................................      1,180,000    1,126,876
 Berkshire Health System, Series A, MBIA Insured, Pre-Refunded, 7.50%, 10/01/08 .......................      2,000,000    2,116,640
 Berkshire Health System, Series A, MBIA Insured, Pre-Refunded, 6.75%, 10/01/19 .......................      1,500,000    1,546,920
 Berkshire Health System, Series D, MBIA Insured, 6.00%, 10/01/19 .....................................      5,500,000    5,757,895
 Massachusetts State Health & Educational Facilities Authority Revenue, (cont.)
 Beverly Hospital, Lot 1, Refunding, Series D, MBIA Insured, 7.30%, 7/01/13 ...........................    $ 1,900,000  $ 2,037,142
 Beverly Hospital, Lot 2, Series D, MBIA Insured, Pre-Refunded, 7.30%, 7/01/19 ........................      4,000,000    4,300,480
 Boston College, Series J, FGIC Insured, 6.625%, 7/01/21 ..............................................      2,250,000    2,429,258
 Brigham & Women's Hospital, Series C, MBIA Insured, 7.00%,6/01/18 ....................................        500,000      529,920
 Cable Housing & Health Services, Series A, MBIA Insured, 5.25%, 7/01/23 ..............................      1,000,000      972,370
 Children's Hospital, Refunding, Series E, AMBAC Insured, 6.20%, 10/01/16 .............................      2,200,000    2,295,678
 Community College Program, Series A, Connie Lee Insured, 6.50%, 10/01/09 .............................      1,000,000    1,093,810
 Community College Program, Series A, Connie Lee Insured, 6.60%, 10/01/22 .............................      3,250,000    3,515,720
 Cooley Dickinson Hospital, Series B, AMBAC Insured, 5.50%, 11/15/18 ..................................      5,595,000    5,611,785
 Cooley Dickinson Hospital, Series B, AMBAC Insured, 5.50%, 11/15/25 ..................................      7,520,000    7,508,570
 Dana-Farber Cancer Institute, Series F, Refunding, FGIC Insured, 6.00%, 12/01/15 .....................      1,000,000    1,048,870
 Lahey Clinic Medical Center, Series B, MBIA Insured, 5.375%, 7/01/23 .................................     26,730,000   26,233,624
 Massachusetts General Hospital, Refunding, Series F, AMBAC Insured, 6.00%, 7/01/15 ...................      2,500,000    2,615,550
 Massachusetts General Hospital, Series F, AMBAC Insured, 6.25%, 7/01/20 ..............................     11,465,000   11,989,868
 McLean Hospital, Series C, FGIC Insured, 6.625%, 7/01/15 .............................................      1,280,000    1,396,902
 Milton Hospital, Series B, MBIA Insured, 7.00%, 7/01/16 ..............................................      5,400,000    5,838,642
 Mt. Auburn Hospital, Series B-1, MBIA Insured, 6.30%, 8/15/24 ........................................      6,500,000    6,958,120
 New England Medical Center Hospitals, Series D, AMBAC Insured, 6.875%, 4/01/22 .......................      1,895,000    2,085,201
 Newton-Wellesley Hospital, Series D, MBIA Insured, Pre-Refunded, 7.00%, 7/01/15 ......................      4,030,000    4,467,577
 Newton-Wellesley Hospital, Series E, MBIA Insured, 6.00%, 7/01/18 ....................................      1,300,000    1,349,712
 Newton-Wellesley Hospital, Series E, MBIA Insured, 6.00%, 7/01/25 ....................................      6,750,000    6,982,200
 Northeastern University, Series D, AMBAC Insured, 7.125%, 10/01/10 ...................................      1,250,000    1,369,913
 Northeastern University, Series E, MBIA Insured, 6.55%, 10/01/22 .....................................      3,900,000    4,237,662
 Stonehill College, Refunding, Series E, MBIA Insured, 6.55%, 7/01/12 .................................        890,000      968,445
 Stonehill College, Refunding, Series E, MBIA Insured, 6.60%, 7/01/20 .................................      3,000,000    3,257,250
 Stonehill College, Series D, AMBAC Insured, Pre-Refunded, 7.65%, 7/01/10 .............................      1,025,000    1,134,962
 Stonehill College, Series D, AMBAC Insured, Pre-Refunded, 7.70%, 7/01/20 .............................        515,000      570,929
 Stonehill College, Series F, AMBAC Insured, 5.75%, 7/01/26 ...........................................      1,690,000    1,728,110
 Suffolk University, Series B, Connie Lee Insured, 6.35%, 7/01/22 .....................................      3,000,000    3,185,490
 Tufts University, FGIC Insured, 5.95%, 8/15/18 .......................................................      5,000,000    5,154,450
 University Hospital, Series C, MBIA Insured, Pre-Refunded, 7.25%, 7/01/19 ............................      1,500,000    1,635,435
 Wentworth Institute of Technology, Series A, AMBAC Insured, Pre-Refunded, 7.40%, 4/01/10 .............      1,820,000    1,995,703
 Wheaton College, Series B, FSA Insured, Pre-Refunded, 7.25%, 7/01/19 .................................      3,000,000    3,222,750
 Williams College, Series F, MBIA Insured, 5.50%, 7/01/26 .............................................      2,500,000    2,505,850
 Massachusetts State HFA, Housing Revenue,
 Series 8, BIG Insured, 7.70%, 6/01/17 ................................................................      1,975,000    2,048,134
 SFMR, Series 18, MBIA Insured, 7.35%, 12/01/16 .......................................................      1,500,000    1,582,020
 Massachusetts State HFA, MFHR, Section 8 Assisted, Series A, GNMASecured, ETM, 7.00%, 4/01/21 ........        430,000      506,342
 Massachusetts State HFA, SFHR, Series 53, MBIA Insured, 6.15%, 12/01/29 ..............................      2,500,000    2,577,775
 Massachusetts State Industrial Finance Agency Revenue,
 Babson College, Series A, MBIA Insured, 6.375%, 10/01/09 .............................................        750,000      816,885
 Babson College, Series A, MBIA Insured, 6.50%, 10/01/22 ..............................................      3,105,000    3,345,141
 Brandeis University, Series C, MBIA Insured, 6.80%, 10/01/19 .........................................      7,075,000    7,548,813
 Milton Academy, Series A, MBIA Insured, Pre-Refunded, 7.25%, 9/01/19 .................................      1,000,000    1,079,100
 Refunding, College of The Holy Cross, MBIA Insured, 5.625%, 3/01/26 ..................................      1,000,000    1,009,060
 Refunding, Combined Jewish Philanthropies, Series A, AMBAC Insured, 6.375%, 2/01/15 ..................      2,010,000    2,175,282
 Rock College, AMBAC Insured, 5.50%, 6/01/17 ..........................................................      1,000,000    1,005,060
 Rock College, AMBAC Insured, 5.50%, 6/01/27 ..........................................................      1,560,000    1,541,826
 Saint Marks School Issue, MBIA Insured, 5.375%, 1/01/21 ..............................................      2,665,000    2,624,732
 bSuffolk University, AMBAC Insured, 5.25%, 7/01/17 ...................................................      2,000,000    1,949,340
bSuffolk University, AMBAC Insured, 5.25%, 7/01/27 ....................................................      2,000,000    1,924,100
 Worcester Polytech Institute, Refunding, MBIA Insured, 5.125%, 9/01/17 ...............................      2,720,000    2,674,875
 Worcester Polytech Institute, Refunding, MBIA Insured, 5.125, 9/01/27 ................................      3,000,000    2,831,400
 Worcester Polytech Institute, Refunding, Series II, MBIA Insured, 5.50%, 9/01/21 .....................      3,500,000    3,518,270
 Massachusetts State Industrial Finance Agency Electrical Utility Revenue, Nantucket Electric Company,
  Series A, AMBAC Insured, 5.875%, 7/01/17 ............................................................      4,000,000    4,160,480
 Massachusetts State Municipal Wholesale Electric Co., Power Supply System Revenue,
 Series D, MBIA Insured, 6.125%, 7/01/19 ..............................................................      4,395,000    4,574,448
 Massachusetts State Port Authority Revenue,
 Series A, FGIC Insured, 7.50%, 7/01/20 ...............................................................    $ 5,200,000  $ 5,657,236
 Series A, USAir Project, MBIA Insured, 5.875%, 9/01/23 ...............................................      4,500,000    4,567,275
 Series B, FSA Insured, 6.00%, 7/01/23 ................................................................      1,000,000    1,035,850
 Massachusetts State Port Authority Revenue Special Facilities, Bosfuel Project, MBIA Insured,
 5.625%, 7/01/19 ......................................................................................      2,215,000    2,207,890
 5.625%, 7/01/22 ......................................................................................      2,610,000    2,601,100
 5.625%, 7/01/27 ......................................................................................      1,500,000    1,494,480
 5.75%, 7/01/29 .......................................................................................      7,450,000    7,512,878
 Massachusetts State Water Resources Authority,
 General, Series A, MBIA Insured, 6.00%. 8/01/24 ......................................................      3,495,000    3,606,630
 Revenue, Refunding, Series B, MBIA Insured, 5.00%, 3/01/22 ...........................................     12,250,000   11,431,088
 Melrose Municipal Purpose GO, MBIA Insured,
 6.00%, 8/15/11 .......................................................................................        200,000      213,980
 6.05%, 8/15/12 .......................................................................................        200,000      214,100
 6.10%, 8/15/13 .......................................................................................        200,000      214,812
 6.10%, 8/15/14 .......................................................................................        200,000      214,068
 Millis School Project, GO, Unlimited Tax, AMBAC Insured, 7.40%,
 5/01/06...............................................................................................        270,000      293,617
 5/01/07 ..............................................................................................        270,000      293,617
 5/01/08 ..............................................................................................        270,000      293,261
 Norfolk GO, AMBAC Insured, 6.00%,
 1/15/10 ..............................................................................................        450,000      475,416
 1/15/11 ..............................................................................................        425,000      447,674
 1/15/12 ..............................................................................................        375,000      396,410
 1/15/13 ..............................................................................................        300,000      317,133
 North Andover Massachusetts GO, FGIC Insured, 5.50%,
 1/15/14...............................................................................................        850,000      869,414
 1/15/15...............................................................................................        420,000      427,791
 North Andover Municipal Purpose, Limited Tax, MBIA Insured, 7.40%, 9/15/09 ...........................        300,000      332,520
 North Attleborough GO, Limited Tax, AMBAC Insured, Pre-Refunded, 7.20%, 6/01/09 ......................        125,000      137,006
 North Attleborough, MBIA Insured, 5.70%, 1/15/16 .....................................................        850,000      871,327
 Northhampton Massachusetts, MBIA Insured, 5.60%, 5/15/17 .............................................      1,085,000    1,100,711
 Peabody GO, Electric Light, AMBAC Insured, Pre-Refunded,
 6.75%, 8/01/05 .......................................................................................        500,000      552,080
 6.85%, 8/01/06 .......................................................................................        750,000      830,790
 6.90%, 8/01/07 .......................................................................................        500,000      554,750
 6.95%, 8/01/08 .......................................................................................        555,000      616,760
 Puerto Rico Commonwealth Highway and Transportation Authority,
 Highway Revenue, Refunding, Series X, FSA Insured,
  5.50%, 7/01/19 ......................................................................................      3,250,000    3,272,295
 Puerto Rico HFC, SFMR, Portfolio No. 1, GNMA Secured,
 Series A, 7.80%, 10/15/21 ............................................................................        340,000      352,271
 Series B, 7.65%, 10/15/22 ............................................................................        665,000      702,486
 Puerto Rico Municipal Finance Agency, Series A, FSA Insured, 5.50%, 7/01/21 ..........................      2,500,000    2,501,925
 Quabbin Regional School District, GO, AMBAC Insured, Pre-Refunded, 7.00%,
 6/15/04...............................................................................................        275,000      300,264
 6/15/05...............................................................................................        275,000      300,264
 6/15/06...............................................................................................        275,000      300,264
 6/15/07...............................................................................................        275,000      300,264
 6/15/08...............................................................................................        275,000      300,264
 6/15/09...............................................................................................        250,000      272,968
 Rochester School GO, Lot B, MBIA Insured, Pre-Refunded, 7.30%,
 4/01/04...............................................................................................        150,000      160,295
 4/01/05...............................................................................................        150,000      160,295
 4/01/06...............................................................................................        150,000      160,295
 4/01/07...............................................................................................        150,000      160,295
 4/01/08...............................................................................................        150,000      160,295
 4/01/09...............................................................................................        120,000      128,236
 Salem GO, AMBAC Insured,
 6.70%, 8/15/05 .......................................................................................      $ 425,000    $ 466,722
 6.80%, 8/15/07 .......................................................................................        500,000      551,835
 Somerville Housing Authority Revenue, Clarendon Hill, GNMA Secured, 7.95%, 11/20/30 ..................      3,000,000    3,193,500
 South Essex Sewer District,
 AMBAC Insured, 6.25%, 11/01/11 .......................................................................        330,000      351,430
 Series B, MBIA Insured, Pre-Refunded, 7.00%, 6/01/24 .................................................      2,800,000    3,244,388
 Southbridge GO, AMBAC Insured, 6.375%, 1/01/12 .......................................................      2,375,000    2,537,783
 Westfield School District GO, AMBAC Insured, Pre-Refunded, 7.10%, 12/15/08 ...........................      2,000,000    2,207,480
 Westford GO,
 FGIC Insured, Pre-Refunded, 7.60%, 10/15/10 ..........................................................        800,000      891,376
 Refunding, AMBAC Insured, 5.45%, 10/15/10 ............................................................      2,000,000    2,055,280
 Whately GO, AMBAC Insured,
 6.20%, 1/15/07 .......................................................................................        215,000      230,822
 6.30%, 1/15/08 .......................................................................................        215,000      231,217
 6.40%, 1/15/10 .......................................................................................        200,000      215,126
 Worcester GO, Refunding, Series E, MBIA Insured, 6.00%, 10/01/15 .....................................      1,335,000    1,417,863
 Worcester Municipal Purpose Loan, Series A, AMBAC Insured, 5.25%, 8/01/16 ............................      1,410,000    1,386,693
                                                                                                                       ------------
 Total Long Term Investments (Cost $322,207,674).......................................................                 340,529,727
                                                                                                                       ------------
aShort Term Investment .5%
 Massachusetts State Health and Educational Facilities Authority Revenue,
 Cap Assets Project, Series D, MBIA Insured,
  Weekly VRDN and Put, 3.65%, 1/01/35 (Cost $1,800,000) ...............................................      1,800,000    1,800,000
                                                                                                                       ------------
 Total Investments (Cost $324,007,674) 99.8%...........................................................                 342,329,727
 Other Assets, less Liabilities .2% ...................................................................                     774,992
                                                                                                                       ------------
 Net Assets 100.0%.....................................................................................                $343,104,719
                                                                                                                       ============

See glossary of abbreviations on page 96.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Michigan Insured Tax-Free Income Fund
                                                        Six Months Ended
                                                         August 31, 1997             Year Ended February 28,
Class I                                                    (unaudited)      1997    19962      1995      1994      1993
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................          $12.00      $12.09   $11.76    $12.24    $12.18    $11.41
                                                     ---------------------------------------------------------------------
Income from investment operations:
 Net investment income ...............................              .32         .66      .68       .69       .70       .71
 Net realized and unrealized gains (losses) ...........             .05        (.09)     .34      (.48)      .07       .77
                                                     ---------------------------------------------------------------------
Total from investment operations ......................             .37         .57     1.02       .21       .77      1.48
                                                     ---------------------------------------------------------------------
Less distributions:
 Dividends from net investment income .................            (.32)7      (.66)4   (.69)3    (.69)     (.71)     (.71)
 Distributions from net realized gains ................            (.05)      --         --        --        --        --
                                                     ---------------------------------------------------------------------
Total distributions ...................................            (.37)       (.66)    (.69)     (.69)     (.71)     (.71)
                                                     ---------------------------------------------------------------------
Net asset value, end of period ........................          $12.00      $12.00   $12.09    $11.76    $12.24    $12.18
                                                     =====================================================================
Total return* .........................................            3.16%       4.90%    8.86%     1.87%     6.18%    13.23%

Ratios/Supplemental Data
Net assets, end of period (000's) .....................       $1,119,273  $1,111,537$1,115,454$1,037,717$1,055,452 $882,361
Ratio to average net assets:
 Expenses .............................................             .64%**      .62%     .62%      .61%      .54%      .58%
 Net investment income ................................            5.36%**     5.52%    5.65%     5.87%     5.66%     6.09%
Portfolio turnover rate ...............................           10.79%      30.03%    9.38%     9.12%     3.21%     2.04%
Class II
Per Share Operating Performance
(for a share outstanding throughout the period)

Net asset value, beginning of period ..................          $12.07      $12.14   $11.77
                                                       ---------------------------------------
Income from investment operations:
 Net investment income ................................          .29            .59      .51
 Net realized and unrealized gains (losses) ...........          .04           (.07)     .37
                                                       ---------------------------------------
Total from investment operations ......................          .33            .52      .88
                                                       ---------------------------------------
Less distributions:
 Dividends from net investment income .................         (.29)          (.59)    (.51)
 Distributions from net realized gains ................         (.05)         --       --
                                                       ---------------------------------------
Total distributions ...................................         (.34)          (.59)    (.51)
                                                       ---------------------------------------
Net asset value, end of period ........................       $12.06         $12.07   $12.14
                                                       =======================================
Total return* .........................................         2.78%          4.44%    7.58%

Ratios/Supplemental Data
Net assets, end of period (000's) .....................          $25,509     $20,162   $6,683
Ratio to average net assets:
 Expenses .............................................         1.21%**        1.19%    1.20%**
 Net investment income ................................         4.80%**        4.94%    5.03%**
Portfolio turnover rate ...............................        10.79%         30.03%    9.38%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
2For the period May 1, 1995 (effective date) to February 29, 1996 for Class II. 3Includes distributions in excess of net investment income in the amount of $.001.
4Includes distributions in excess of net investment income in the amount of $.002.
7Includes distributions in excess of net investment income in the amount of $.006.

See notes to financial statements.



FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1997 (unaudited)



                                                                                                             PRINCIPAL
 Franklin Michigan Insured Tax-Free Income Fund                                                               AMOUNT        VALUE
aLong Term Investments 98.7%
 Allegan Public School District, AMBAC Insured, 5.75%, 5/01/22 ........................................    $ 4,165,000  $ 4,229,391
 Allegan Public School District GO, School Building and Site, AMBAC Insured, 5.875%, 5/01/18 ..........      1,325,000    1,365,625
 Allendale Public School District, School Building, MBIA Insured,
 5.875%, 5/01/14 ......................................................................................      2,000,000    2,075,480
 6.00%, 5/01/24 .......................................................................................      3,750,000    3,934,725
 Almont Community Schools, FGIC Insured, 5.50%, 5/01/26 ...............................................      1,925,000    1,889,445
 Alpena Public Schools GO, MBIA Insured, 5.625%, 5/01/22 ..............................................      1,665,000    1,675,323
bAnchor Bay School District, MBIA Insured, 5.50%, 5/01/26 .............................................      7,380,000    7,274,614
 Avondale School District, AMBAC Insured, 5.75%, 5/01/22 ..............................................      3,850,000    3,906,634
 Bath Community Schools GO, Refunding, FGIC Insured, 5.75%, 5/01/25 ...................................      1,625,000    1,645,264
 Berkley City School District, FGIC Insured,
 5.625%, 1/01/15 ......................................................................................      2,060,000    2,114,672
 6.00%, 1/01/19 .......................................................................................      2,125,000    2,216,779
 Big Rapids Public School District, Building and Site, FGIC Insured, 5.625%, 5/01/25 ..................      1,470,000    1,476,938
 Brandon School District, FGIC Insured, 5.875%,
 5/01/16...............................................................................................      5,540,000    5,739,772
 5/01/26...............................................................................................      7,000,000    7,172,970
 Breitung Township School District GO,
 FSA Insured, Pre-Refunded, 7.20%, 5/01/19 ............................................................      7,500,000    8,069,550
 Refunding, MBIA Insured, 6.30%, 5/01/15 ..............................................................      2,935,000    3,116,765
 Byron Center Public Schools, Refunding, MBIA Insured, 5.875%, 5/01/24 ................................      5,250,000    5,387,340
bCadillac Area Public Schools, FGIC Insured, 5.50%, 5/01/22 ...........................................      5,375,000    5,303,136
 Caledonia Community Schools,
 MBIA Insured, 5.85%, 5/01/22 .........................................................................      4,400,000    4,520,428
 Refunding, AMBAC Insured, 6.625%, 5/01/14 ............................................................      3,750,000    4,032,113
 Refunding, AMBAC Insured, 5.50%, 5/01/22 .............................................................      1,500,000    1,501,725
 Calhoun County, Western Calhoun County Sanitary Sewer System No. 1,
Township of Emmett, Refunding, AMBAC Insured,
  Pre-Refunded, 7.75%, 11/01/18 .......................................................................      1,290,000    1,344,864
 Calumet, Laurium and Keweenaw Public Schools GO, FSA Insured, 5.875%, 5/01/20 ........................        875,000      893,340
 Cedar Springs Public School District, MBIA Insured, 5.875%,
 5/01/19...............................................................................................      4,175,000    4,274,991
 5/01/24...............................................................................................      3,875,000    3,950,408
 Central Michigan University Revenue, FGIC Insured, 5.625%, 10/01/22 ..................................      2,500,000    2,520,675
 Chelsea School District, FGIC Insured, 5.875%, 5/01/25 ...............................................      3,140,000    3,224,309
 Chippewa Valley Schools GO, BIG Insured, Pre-Refunded, 7.40%,
 5/01/07...............................................................................................        500,000      534,000
 5/01/08 ..............................................................................................        500,000      534,000
 5/01/09...............................................................................................        500,000      534,000
 5/01/10 ..............................................................................................        500,000      534,000
 Clarkston Community Schools, MBIA Insured, 5.25%, 5/01/23 ............................................      1,925,000    1,843,784
 Coldwater Community Schools, MBIA Insured,
 6.20%, 5/01/15 .......................................................................................      1,100,000    1,174,228
 6.30%, 5/01/23 .......................................................................................      1,700,000    1,811,809
 De Witt Public Schools, AMBAC Insured,
 5.70%, 5/01/21 .......................................................................................      6,905,000    6,981,024
 5.50%, 5/01/26 .......................................................................................      5,500,000    5,460,290
 Dearborn EDC Hospital Revenue, Oakwood Obligation Group, Series A,
 FGIC Insured, 5.875%, 11/15/25 .......................................................................      4,400,000    4,499,440
 Refunding, MBIA Insured, 5.25%, 8/15/21 ..............................................................      1,000,000      963,040
 Detroit City School District, Series A, AMBAC Insured, 5.70%, 5/01/25 ................................     14,000,000   14,098,840
 Detroit Sewage Disposal Revenue, Refunding, Series B, MBIA Insured, 5.25%, 7/01/21 ...................      4,000,000    3,872,920
 Detroit State Aid GO, AMBAC Insured, Pre-Refunded, 7.20%, 5/01/09 ....................................      6,000,000    6,417,000
 Detroit Water Supply System Revenue,
 FGIC Insured, Pre-Refunded, 7.125%, 7/01/10 ..........................................................      4,960,000    5,423,512
 FGIC Insured, Pre-Refunded, 7.25%, 7/01/20 ...........................................................      3,500,000    3,838,590
 Refunding, FGIC Insured, 6.25%, 7/01/12 ..............................................................      5,000,000    5,347,800
 Series A, MBIA Insured, 5.00%, 7/01/27 ...............................................................      5,000,000    4,635,150
 Detroit/Wayne County Stadium Authority, FGIC Insured, 5.25%, 2/01/27 .................................      5,000,000    4,783,450
 Dexter Community Schools, Refunding, AMBAC Insured, 5.70%, 5/01/14 ...................................    $ 1,050,000  $ 1,073,415
 East Detroit School District, Refunding, FGIC Insured, 6.10%, 5/01/16 ................................      6,000,000    6,372,660
 East Lansing Building Authority GO, Refunding, AMBAC Insured, 7.00%, 10/01/16 ........................      1,250,000    1,325,775
 Eastern Michigan University Revenue,
 FGIC Insured, 5.50%, 6/01/27 .........................................................................      7,250,000    7,175,978
 Refunding, AMBAC Insured, 6.375%, 6/01/14 ............................................................      1,000,000    1,077,060
 Eaton Rapids Public Schools, Building and Site, MBIA Insured, 5.50%, 5/01/20 .........................      2,435,000    2,431,664
 Ecorse Public School District, FGIC Insured, 5.50%, 5/01/17 ..........................................      5,000,000    4,981,750
 Farmington Hills Hospital Finance Authority Revenue, Refunding, Botsford
General Hospital, Series A, MBIA Insured, 7.10%, 2/15/14 ..............................................     10,140,000   10,943,696
 Ferndale School District GO, FGIC Insured,
 5.50%, 5/01/22 .......................................................................................      4,525,000    4,527,987
 Refunding, 5.375%, 5/01/21 ...........................................................................      4,185,000    4,088,829
 Ferris State College Revenue, AMBAC Insured,
 6.15%, 10/01/14 ......................................................................................      1,000,000    1,069,420
 6.25%, 10/01/19 ......................................................................................      1,000,000    1,063,720
 Ferris State University Revenue, AMBAC Insured,
 5.75%, 10/01/17 ......................................................................................      2,500,000    2,565,625
 5.85%, 10/01/22 ......................................................................................      2,500,000    2,561,250
 5.90%, 10/01/26 ......................................................................................      6,600,000    6,787,902
 Fowlerville Community School District,
 MBIA Insured, 5.60%, 5/01/21 .........................................................................      2,000,000    2,017,640
 Refunding, FGIC Insured, 5.75%, 5/01/20 ..............................................................      2,150,000    2,185,712
 Gibraltar School District GO, FSA Insured, Pre-Refunded, 7.00%, 5/01/15 ..............................      4,000,000    4,190,400
 Gladstone Area Public Schools GO, AMBAC Insured, 5.50%, 5/01/26 ......................................      1,500,000    1,491,300
 Godfrey-Lee Public School District, MBIA Insured, 5.50%, 5/01/27 .....................................      1,150,000    1,134,993
 Gogebic-Iron Wastewater Authority, Wastewater Treatment System Revenue,
Refunding, MBIA Insured, 5.95%, 1/01/15 ...............................................................      1,015,000    1,044,597
 Grand Haven Area Public Schools, Refunding, MBIA Insured, 6.05%, 5/01/14 .............................      5,000,000    5,281,400
 Grand Ledge Public School District, MBIA Insured,
 Pre-Refunded, 6.60%, 5/01/24 .........................................................................     10,000,000   11,344,600
 Refunding, 5.375%, 5/01/24 ...........................................................................     11,955,000   11,680,872
 Grand Rapids Community College, MBIA Insured, 5.90%,
 5/01/19...............................................................................................        610,000      624,884
 5/01/22...............................................................................................      1,725,000    1,761,156
 Grand Rapids Downtown Development Authority, Tax Increment Revenue,
 MBIA Insured, 6.875%, 6/01/24 ........................................................................      7,500,000    8,334,675
 Grand Rapids Sanitary Sewer System Revenue, Refunding and Improvement,
 MBIA Insured, 6.00%, 1/01/20 .........................................................................      3,850,000    3,901,975
 Grand Rapids Water Supply System Revenue, FGIC Insured, Pre-Refunded, 7.25%, 1/01/20 .................      5,375,000    5,837,949
 Grand Traverse County Building Authority, AMBAC Insured, 5.75%, 9/01/15 ..............................      1,700,000    1,747,515
 Grand Traverse County Hospital Finance Authority Revenue, Refunding,
 Munson Healthcare, Series A, AMBAC Insured, 6.25%,
 7/01/12 ..............................................................................................      2,500,000    2,673,900
 7/01/22 ..............................................................................................      7,900,000    8,328,970
 Gratiot County EDC Limited Obligation Revenue, Masonic Home Project,
 AMBAC Insured, Pre-Refunded, 7.375%, 4/01/20 .........................................................      3,000,000    3,287,820
 Greenville Public School Building GO, MBIA Insured, 5.75%,
 5/01/19...............................................................................................      1,850,000    1,885,187
 5/01/24...............................................................................................      1,050,000    1,066,349
 Grosse Ile Township School District, Refunding, FGIC Insured, 6.00%, 5/01/22 .........................      5,100,000    5,273,196
 Harrison Community Schools GO, AMBAC Insured, 6.25%, 5/01/13 .........................................      4,715,000    5,104,412
 Haslett Public School District GO,
 FSA Insured, Pre-Refunded, 7.50%, 5/01/20 ............................................................      4,000,000    4,369,520
 MBIA Insured, 5.70%, 5/01/26 .........................................................................      3,900,000    3,945,825
 Refunding, FSA Insured, 6.625%, 5/01/19 ..............................................................      3,875,000    4,163,184
 Hastings School District, FGIC Insured, 5.625%, 5/01/15 ..............................................      1,000,000    1,015,920
 Holland School District GO, Refunding, AMBAC Insured, 6.375%, 5/01/10 ................................      2,000,000    2,144,620
 Holly Area School District, FGIC Insured, 5.625%, 5/01/25 ............................................      8,775,000    8,849,061
 Holt Public Schools, Building and Site, MBIA Insured,
 6.25%, 5/01/16 .......................................................................................      1,000,000    1,048,960
 6.25%, 5/01/18 .......................................................................................      3,060,000    3,204,585
 6.30%, 5/01/20 .......................................................................................      2,525,000    2,644,180
 6.50%, 5/01/21 .......................................................................................      1,425,000    1,501,622
 Hopkins Public Schools, FGIC Insured,
 5.70%, 5/01/21 .......................................................................................    $ 4,000,000  $ 4,058,960
 5.50%, 5/01/26 .......................................................................................      1,000,000      992,780
 Houghton-Portage Township School District, Refunding,
 AMBAC Insured, 6.00%, 5/01/14 ........................................................................      2,000,000    2,106,140
 FSA Insured, Pre-Refunded, 7.00%, 5/01/17 ............................................................      2,700,000    2,828,520
 Howell Public Schools, MBIA Insured, 5.60%, 5/01/21 ..................................................      3,475,000    3,474,687
 Hudsonville Building Authority, Refunding, AMBAC Insured, 6.60%, 10/01/17 ............................        750,000      795,068
 Hudsonville Public Schools GO, Refunding, Series B, FGIC Insured,
 6.05%, 5/01/19 .......................................................................................      2,000,000    2,104,320
 6.10%, 5/01/24 .......................................................................................      2,000,000    2,104,100
 Huron Valley School District, FGIC Insured,
 5.75%, 5/01/22 .......................................................................................      2,350,000    2,379,305
 Refunding, 6.125%, 5/01/20 ...........................................................................     11,535,000   12,030,774
 Imlay City Community School District GO, Refunding, FSA Insured, Pre-Refunded, 6.70%, 5/01/21 ........      6,800,000    7,462,864
 Jackson County GO, Pre-Refunded, 8.60%, 4/01/12 ......................................................        400,000      420,700
 Kalamazoo Hospital Finance Authority Facility Revenue,
 Borgess Medical Center, Series A, AMBAC Insured, 5.625%, 6/01/14 .....................................      3,805,000    3,855,150
 Refunding and Improvement, Bronson Methodist, MBIA Insured, 5.875%, 5/15/26 ..........................     25,940,000   26,442,977
 Refunding and Improvement, Bronson Methodist, Series A, MBIA Insured, 6.25%, 5/15/12 .................      5,000,000    5,363,500
 Refunding and Improvement, Bronson Methodist, Series A, MBIA Insured, 6.375%, 5/15/17 ................      2,460,000    2,632,397
 Kelloggsville Public School District GO, FGIC Insured, 5.75%, 5/01/13 ................................      1,000,000    1,032,330
 Kenowa Hills Public Schools, MBIA Insured, 5.875%,
 5/01/21...............................................................................................      1,235,000    1,263,035
 5/01/26...............................................................................................      9,000,000    9,204,300
 Kent Hospital Finance Authority Health Care Revenue, Butterworth Health System,
 Series A, MBIA Insured, 5.625%, 1/15/26 ..............................................................     15,500,000   15,504,805
 Lake Linden-Hubbell Public Schools, FSA Insured,
 5.40%, 5/01/18 .......................................................................................        825,000      824,934
 5.50%, 5/01/23 .......................................................................................        675,000      677,248
 Lake Orion Community School District GO, Refunding, AMBAC Insured, 5.50%, 5/01/20 ....................      2,200,000    2,205,830
 Lake Shore Public Schools, Macomb County, FSA Insured, 5.50%,
 5/01/17...............................................................................................      4,500,000    4,488,885
 5/01/20...............................................................................................      3,540,000    3,508,034
 Lake Superior State University Revenue,
 AMBAC Insured, 6.375%, 11/15/15 ......................................................................      1,500,000    1,628,115
 MBIA Insured, 6.50%, 11/15/11 ........................................................................      2,135,000    2,322,816
 Lakeshore Public Schools, Berrien County, MBIA Insured, 5.70%, 5/01/22 ...............................      3,500,000    3,530,730
 Lakeview Community Schools GO, Refunding, MBIA Insured, 6.75%, 5/01/13 ...............................      1,500,000    1,624,800
 Lakewood Public Schools, MBIA Insured,
 5.375%, 5/01/20 ......................................................................................      3,300,000    3,238,290
 5.75%, 5/01/22 .......................................................................................      2,200,000    2,234,254
 Lansing Building Authority, Refunding, MBIA Insured, 5.60%, 6/01/19 ..................................      1,470,000    1,475,321
 Leslie Public Schools GO, Ingham and Jackson Counties, Refunding, AMBAC Insured, 6.00%, 5/01/25 ......      3,500,000    3,651,025
 Lincoln Park School District, FGIC Insured,
 5.85%, 5/01/15 .......................................................................................      2,885,000    3,007,930
 5.90%, 5/01/26 .......................................................................................      6,050,000    6,282,260
 Marquette City Hospital Finance Authority Revenue, Refunding, Marquette General Hospital,
 Series C, AMBAC Insured, Pre-Refunded, 7.50%, 4/01/07 ................................................      5,000,000    5,362,250
 Series D, FSA Insured, 5.875%, 4/01/11 ...............................................................      4,525,000    4,767,042
 Series D, FSA Insured, 6.10%, 4/01/19 ................................................................      5,225,000    5,507,882
 Marysville Public School District, MBIA Insured, 5.75%, 5/01/22 ......................................      1,100,000    1,115,620
 Mason Public School District, FGIC Insured, 5.40%, 5/01/21 ...........................................      1,400,000    1,376,018
 Mattawan Consolidated School District, AMBAC Insured, Pre-Refunded,
 7.50%, 5/01/13 .......................................................................................        775,000      808,790
 7.55%, 5/01/16 .......................................................................................        775,000      809,038
 Menominee Area Public School District GO, Refunding, AMBAC Insured, 6.00%, 5/01/20 ...................      2,675,000    2,810,275
 Merrill Community School District, FGIC Insured, 5.60%, 5/01/26 ......................................      4,000,000    4,029,320
 Michigan Higher Education Student Loan Authority Revenue, Series XIII-A, MBIA Insured,
 7.40%, 10/01/04 ......................................................................................    $ 1,360,000  $ 1,440,838
 7.55%, 10/01/08 ......................................................................................      1,325,000    1,392,827
 Michigan Municipal Bond Authority Revenue, Local Government Loan Program,
 Group 15, AMBAC Insured, 7.60%, 5/01/09 ..............................................................        850,000      900,269
 Refunding, Series G, AMBAC Insured, 6.75%, 11/01/14 ..................................................      6,490,000    7,194,749
 Refunding, Series G, AMBAC Insured, 6.80%, 11/01/14 ..................................................      1,650,000    1,834,058
 Refunding, Series G, AMBAC Insured, 6.80%, 11/01/23 ..................................................        825,000      907,632
 Series C, MBIA Insured, 6.00%, 11/01/10 ..............................................................      3,790,000    4,013,875
 Michigan Public Power Agency Revenue, Refunding, Campbell Project,
 AMBAC Insured, Pre-Refunded, 6.125%, 1/01/10..........................................................      1,900,000    1,951,471
 Michigan State Building Authority Revenue,
 Detroit Regional Prisons, Series I, MBIA Insured, Pre-Refunded, 7.25%, 10/01/08 ......................     10,000,000   10,630,200
 Refunding, Series I, AMBAC Insured, 6.25%, 10/01/20 ..................................................      1,500,000    1,566,000
 Series II, MBIA Insured, 6.25%, 10/01/20 .............................................................      4,645,000    4,873,859
 Series II, MBIA Insured, ETM, 7.40%, 4/01/01 .........................................................      5,000,000    5,289,250
 Michigan State Comprehensive Transportation Revenue,
 Refunding, Series 1988-II, 7.625%, 5/01/11 ...........................................................      1,750,000    1,823,710
 Series A, MBIA Insured, 5.50%, 5/15/22 ...............................................................      4,500,000    4,433,850
 Michigan State HDA, Series A,
 MFHR, FGIC Insured, 7.55%, 7/01/09 ...................................................................      2,880,000    3,006,403
 MFHR, FGIC Insured, 7.65%, 7/01/15 ...................................................................      2,945,000    3,066,275
 MFHR, FGIC Insured, 7.70%, 7/01/18 ...................................................................      4,415,000    4,596,280
 SFMR, AMBAC Insured, 5.95%, 6/01/17 ..................................................................      2,500,000    2,567,800
 SFMR, AMBAC Insured, 6.05%, 12/01/27 .................................................................      1,000,000    1,031,280
 Michigan State Hospital Finance Authority Revenue,
 Crittenton Hospital, Series A, FGIC Insured, 6.75%, 3/01/20 ..........................................      1,750,000    1,840,475
 Holland Community Hospital, AMBAC Insured, 5.625%, 1/01/28 ...........................................      3,000,000    3,000,960
 Mercy Health Services, Series U, MBIA Insured, 5.75%, 8/15/26 ........................................      2,300,000    2,335,673
 Oakwood Hospital, FGIC Insured, Pre-Refunded, 7.10%, 7/01/18 .........................................     13,250,000   14,479,468
 Oakwood Hospital Obligated Group, Series B, FGIC Insured, Pre-Refunded, 7.20%, 11/01/15 ..............     10,000,000   10,975,500
 Refunding, Mercy Health Services, Series T, MBIA Insured, 5.75%, 8/15/15 .............................     10,525,000   10,780,547
 Refunding, MidMichigan, MBIA Insured, 6.625%, 6/01/10 ................................................      3,500,000    3,686,725
 Refunding, Oakland General Hospital Obligation, AMBAC Insured, 7.00%, 7/01/15 ........................      9,020,000    9,571,483
 Refunding, Sparrow Obligated Group, MBIA Insured, 6.50%, 11/15/11 ....................................      1,500,000    1,628,115
 Refunding, St. John's Hospital, Series A, AMBAC Insured, 6.00%, 5/15/13 ..............................      3,445,000    3,604,331
 Refunding, St. John's Hospital, Series A, AMBAC Insured, 6.25%, 5/15/14 ..............................      9,545,000   10,135,836
 Michigan State Strategic Fund Limited Obligation Revenue,
 Refunding, Detroit Edison Co., Pollution Project, FGIC Insured, 6.875%, 12/01/21 .....................     20,000,000   21,635,800
 Refunding, Detroit Edison Co., Pollution Project, Series AA, FGIC Insured, 6.95%, 5/01/11 ............      5,000,000    5,923,300
 Refunding, Detroit Edison Co., Pollution Project, Series BB, AMBAC Insured, 7.00%, 5/01/21 ...........      3,000,000    3,636,600
 Refunding, Detroit Edison Co., Pollution Project, Series BB, MBIA Insured, 6.05%, 10/01/23 ...........      1,285,000    1,341,579
 Refunding, Detroit Edison Co., Pollution Project, Series BB, MBIA Insured, 6.20%,8/15/25 .............     10,250,000   10,858,133
 Refunding, Detroit Edison Co., Pollution Project, Series CC, FGIC Insured, 6.95%, 9/01/21 ............      5,540,000    5,990,236
 Refunding, Detroit Edison Co., Pollution Project, Series CC, MBIA Insured, 6.05%, 10/01/23 ...........      5,825,000    6,081,475
 St. John-Bon Secours Care Center, 7.90%, 11/15/16 ....................................................      1,800,000    1,846,926
 Michigan State Trunk Line,
 Refunding, Series B, AMBAC Insured, 5.50%, 10/01/21 ..................................................      1,400,000    1,377,908
 Refunding, Series B, MBIA Insured, 5.50%, 10/01/21 ...................................................      4,500,000    4,428,990
 Series A, FGIC Insured, 5.625%, 11/01/20 .............................................................      2,765,000    2,777,277
 Series A, FGIC Insured, 5.50%, 10/01/21 ..............................................................      1,475,000    1,451,725
 Series A, FGIC Insured, 5.80%, 11/15/24 ..............................................................      6,000,000    6,097,661
 Series A, FGIC Insured, 5.625%, 11/01/26 .............................................................      8,990,000    9,029,916
 Monroe County EDC Limited Obligation Revenue, Monroe Community
 Health Services, MBIA Insured, Pre-Refunded, 7.00%, 9/01/21 ..........................................      2,500,000    2,787,350
 Monroe County PCR, Detroit Edison Co.,
 Series 1, MBIA Insured, 6.875%, 9/01/22 ..............................................................      4,000,000    4,314,600
 Series 1-B, MBIA Insured, 6.55%, 9/01/24 .............................................................      4,000,000    4,276,040
 Series CC, AMBAC Insured, 7.50%, 12/01/19 ............................................................     10,000,000   10,910,100
 Series CC, MBIA Insured, 6.55%, 6/01/24 ..............................................................      1,150,000    1,227,234
 Morley-Stanwood Community Schools, Building and Site, FGIC Insured, 5.625%, 5/01/21 ..................    $ 2,000,000  $ 2,005,940
 Muskegon Public Schools, Series 95, FGIC Insured, 5.25%,
 5/01/18...............................................................................................      1,900,000    1,880,943
 5/01/21...............................................................................................      2,000,000    1,952,200
 Northern Michigan University Revenue, AMBAC Insured,
 5.60%, 12/01/13 ......................................................................................      1,715,000    1,743,898
 6.55%, 12/01/14 ......................................................................................      1,000,000    1,107,290
 Northview Public School District, Refunding, MBIA Insured, 5.80%, 5/01/21 ............................      4,500,000    4,614,705
 Norway Electric Utilities System Revenue, Refunding, AMBAC Insured, 5.375%, 2/01/12 ..................      1,000,000    1,002,960
 Novi Community School District,
Building and Site, FGIC Insured, 5.30%, 5/01/21  ......................................................      1,960,000    1,895,732
  FGIC Insured, 6.125%, 5/01/18........................................................................      4,750,000    4,963,228
 Oakland Community College District, Washtenaw County, AMBAC Insured, 6.65%, 5/01/11 ..................      3,500,000    3,877,475
 Otsego Public School District, Building and Site, FSA Insured, 6.625%, 5/01/16 .......................      2,270,000    2,444,518
 Paw Paw Public School District, Building and Site, FGIC Insured, 5.625%, 5/01/25 .....................      3,500,000    3,544,170
 Petoskey Hospital Finance Authority Facilities Revenue, Refunding,
 Northern Michigan Hospital, MBIA Insured,
 7.00%, 11/15/07 ......................................................................................      4,500,000    4,836,645
 6.75%, 11/15/19 ......................................................................................      1,000,000    1,048,910
 Pinckney Community Schools, Livingston and Washtenaw Counties, FGIC Insured, 5.50%, 5/01/27 ..........      1,300,000    1,292,356
 Plymouth-Canton Community School District,
 Refunding, AMBAC Insured, 5.50%, 5/01/13 .............................................................      4,000,000    4,057,040
 Series C, FGIC Insured, 6.50%, 5/01/16 ...............................................................      3,500,000    3,795,435
 Series C, MBIA Insured, 6.50%, 5/01/16 ...............................................................      3,000,000    3,253,230
 Pontiac General Building Authority, Refunding, AMBAC Insured, 6.875%, 4/01/06 ........................      1,305,000    1,411,971
 Port Huron School District,
 FSA Insured, Pre-Refunded, 7.25%, 5/01/15 ............................................................      5,500,000    6,023,160
 Refunding, AMBAC Insured, 6.00%, 5/01/12 .............................................................      4,500,000    4,718,070
 Portage Lake Water and Sewer Authority GO, Refunding, AMBAC Insured,
 6.10%, 10/01/14 ......................................................................................        770,000      831,931
 6.20%, 10/01/20 ......................................................................................        670,000      722,535
 Portage Public Schools GO, MBIA Insured, 5.625%, 5/01/19 .............................................      2,750,000    2,772,715
 Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
 ETM, 8.75%, 7/01/00 ..................................................................................        500,000      560,665
 Pre-Refunded, 9.00%, 7/01/09 .........................................................................      2,500,000    3,179,825
 Puerto Rico Commonwealth Public Improvement GO, MBIA Insured, 6.75%, 7/01/06 .........................      2,280,000    2,344,319
 Puerto Rico Electric Power Authority Revenue,
 Refunding, Series B, MBIA Insured, 5.00%, 7/01/07 ....................................................      5,145,000    5,232,568
 Refunding, Series U, FSA Insured, 6.00%, 7/01/14 .....................................................      3,400,000    3,582,852
 Series P, FSA Insured, Pre-Refunded, 7.00%, 7/01/21 ..................................................      7,000,000    7,817,950
 Series AA, MBIA Insured, 5.00%, 7/01/08 ..............................................................      7,335,000    7,438,644
 Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Insured, 6.85%, 10/15/23 ......................      1,290,000    1,368,484
 Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 ...........................      8,700,000    9,493,092
 Redford Unified School District No. 1, FGIC Insured, 6.00%, 5/01/22 ..................................     14,090,000   14,836,066
 Rockford Public Schools GO, Refunding,
 AMBAC Insured, 5.875%, 5/01/19 .......................................................................      3,900,000    3,973,749
 FGIC Insured, 5.25%, 5/01/22 .........................................................................      1,250,000    1,203,100
 FGIC Insured, 5.25%, 5/01/27..........................................................................      3,000,000    2,865,360
 FSA Insured, 5.875%, 5/01/19 .........................................................................      3,150,000    3,209,567
 FSA Insured, Pre-Refunded, 7.375%, 5/01/19 ...........................................................      9,750,000   10,620,285
 MBIA Insured, 5.875%, 5/01/12 ........................................................................      1,850,000    1,906,777
 MBIA Insured, 5.875%, 5/01/19 ........................................................................      1,925,000    1,961,402
 Romulus Community Schools, Refunding, FGIC Insured, 5.75%,
 5/01/13 ..............................................................................................        690,000      714,109
 5/01/17 ..............................................................................................      1,200,000    1,228,224
 5/01/22 ..............................................................................................      5,435,000    5,545,711
 Royal Oak Hospital Finance Authority Revenue, Refunding, MBIA Insured, 6.25%, 1/01/19 ................      5,000,000    5,251,950
 Saginaw Hospital Finance Authority Revenue, Refunding, St. Luke's Hospital Project, MBIA Insured,
 Series C, 6.875%, 7/01/14 ............................................................................    $ 5,325,000  $ 5,706,217
 Series C, 6.75%, 7/01/17 .............................................................................      2,000,000    2,132,480
 Series C, 6.00%, 7/01/21 .............................................................................      3,875,000    3,951,338
 Series D, 6.50%, 7/01/11 .............................................................................      1,000,000    1,076,450
 Saranac Community School District, Building and Site, MBIA Insured, 5.25%, 5/01/21 ...................      1,350,000    1,331,897
 Sault Ste. Marie Water Treatment GO, AMBAC Insured, Pre-Refunded, 7.50%, 9/01/10 .....................      2,000,000    2,167,660
 Schoolcraft Community School District, FGIC Insured,
 5.75%, 5/01/21 .......................................................................................      3,575,000    3,614,254
 5.375%, 5/01/26 ......................................................................................      1,000,000      967,990
 Shelby Charter Township Building Authority, AMBAC Insured, 5.75%,
 11/01/11 .............................................................................................        750,000      777,870
 11/01/12 .............................................................................................        750,000      778,448
 Shelby Public School District, Series 95, MBIA Insured, 5.625%, 5/01/21 ..............................      1,925,000    1,950,487
 South Haven Public Schools, Refunding, FGIC Insured, 5.50%,
 5/01/13 ..............................................................................................      1,000,000    1,013,000
 5/01/17 ..............................................................................................      1,725,000    1,734,488
 South Redford School District, FGIC Insured, 5.50%, 5/01/22 ..........................................      4,610,000    4,597,276
 St. Clair County EDC, PCR, Refunding, Detroit Edison Co., Series DD,
 AMBAC Insured, 6.05%, 8/01/24 ........................................................................      7,745,000    8,045,119
 St. Johns Public Schools, FGIC Insured,
 5.625%, 5/01/20 ......................................................................................      7,000,000    7,053,830
 5.75%, 5/01/25 .......................................................................................      2,000,000    2,026,440
 Sturgis Public School District, MBIA Insured, 6.10%, 5/01/18 .........................................      1,000,000    1,057,790
 Thornapple Kellogg School District, FGIC Insured, 5.375%, 5/01/22 ....................................      1,960,000    1,908,922
 Three Rivers Community Schools, Building and Site, MBIA Insured, 6.00%, 5/01/23 ......................      2,400,000    2,542,512
 Traverse City Area Public Schools, Building and Site, Series I, MBIA Insured, 5.70%, 5/01/20 .........      4,550,000    4,627,305
 University Revenues Medical Service Plan, MBIA Insured, 6.50%, 12/01/21 ..............................      2,365,000    2,509,170
 Vestaburg Community Schools, Refunding, MBIA Insured, 5.50%, 5/01/26 .................................      1,000,000      992,780
 Vicksburg Community Schools, Refunding, MBIA Insured, 5.625%,
 5/01/12 ..............................................................................................      2,175,000    2,224,329
 5/01/20 ..............................................................................................      1,000,000    1,011,380
 Walled Lake Consolidated School District, Refunding, MBIA Insured, 5.50%, 5/01/22 ....................      3,000,000    2,987,700
 Wayland Union School District, FGIC Insured, 6.75%, 5/01/24 ..........................................      2,000,000    2,235,300
 Wayne Charter County Airport Revenue, Sub Lien, Detroit Metro Airport, MBIA Insured,
 Refunding, Series C, 5.25%, 12/01/21 .................................................................      1,000,000      970,560
 Series A, Pre-Refunded, 7.00%, 12/01/21 ..............................................................      6,635,000    7,433,058
 Series B, 6.875%, 12/01/11 ...........................................................................        300,000      328,995
 Series B, 6.75%, 12/01/21 ............................................................................      2,000,000    2,166,920
 Wayne County Airport Revenue, Sub Lien, Series B, AMBAC Insured, 6.00%, 12/01/20 .....................     10,585,000   10,779,870
 Wayne County, Ecorse Creek Drain District, Pollution Abatement No. 1, AMBAC Insured,
 7.40%, 11/01/04 ......................................................................................        500,000      517,305
 7.50%, 11/01/05 ......................................................................................        500,000      517,340
 7.50%, 11/01/06 ......................................................................................        490,000      507,037
 7.50%, 11/01/07 ......................................................................................        450,000      465,683
 Wayne-Westland Community Schools, Refunding, FGIC Insured, 6.10%, 5/01/13 ............................      2,275,000    2,410,886
 West Ottawa Public School District, FGIC Insured,
 5.60%, 5/01/21 .......................................................................................      2,355,000    2,374,005
 5.60%, 5/01/26 .......................................................................................     12,100,000   12,152,635
 Refunding, 6.00%, 5/01/20 ............................................................................      6,630,000    6,853,166
 Western Michigan University Revenue, FGIC Insured, 6.25%, 11/15/12 ...................................      5,000,000    5,352,700
 Western School District, Refunding, MBIA Insured, 5.50%, 5/01/20 .....................................      1,660,000    1,663,254
 Western Townships Utilities Authority GO, Sewer Disposal System, Refunding, FSA Insured,
 6.75%, 1/01/15 .......................................................................................     18,710,000   19,892,846
 6.50%, 1/01/19 .......................................................................................      6,115,000    6,438,117
 White Cloud Public Schools, Refunding, FSA Insured, 5.50%, 5/01/20 ...................................      1,000,000    1,002,390
 Williamston Community School District, Building and Site, MBIA Insured, 5.375%, 5/01/15 ..............      4,900,000    4,917,346
 Williamston County GO, Refunding, AMBAC Insured, 6.90%, 11/01/17 .....................................      1,800,000    1,968,930
 Wyandotte City School District, Refunding, FSA Insured, 5.625%, 5/01/13 ..............................      1,800,000    1,838,556
 Wyandotte Electric Revenue, Refunding, 10/01/17,
 AMBAC Insured, Pre-Refunded, 7.875%...................................................................    $16,060,000 $ 16,431,307
 MBIA Insured, 6.25%...................................................................................      9,980,000   10,692,572
 Yale Public School District GO, Building and Site, AMBAC Insured,
 5.375%, 5/01/17 ......................................................................................      2,000,000    1,989,040
 5.50%, 5/01/19 .......................................................................................      1,500,000    1,502,940
 Ypsilanti School District, Refunding, FGIC Insured,
 5.75%, 5/01/20 .......................................................................................      4,700,000    4,786,715
 5.375%, 5/01/26 ......................................................................................      2,000,000    1,949,900
 Zeeland Public Schools, Refunding, Series B, MBIA Insured, Pre-Refunded,
 6.05%, 5/01/19 .......................................................................................      2,900,000    3,190,232
 6.10%, 5/01/24 .......................................................................................      4,000,000    4,411,720
                                                                                                                       ------------
 Total Long Term Investments (Cost $1,070,260,208).....................................................               1,129,834,084
                                                                                                                       ------------

aShort Term Investments .1%
 Delta County EDC Environmental Improvement Revenue, Refunding,
 Mead Escanaba Paper Project, Daily VRDN and Put, 12/01/23
 3.75% ................................................................................................        100,000      100,000
 Series C, 3.70% ......................................................................................        200,000      200,000
 Grand Rapids Water Supply System Revenue, Refunding, FGIC Insured,
 Daily VRDN and Put, 3.25%, 1/01/20 ...................................................................        100,000      100,000
 Michigan State Strategic Fund Limited Obligation Revenue, Refunding,
 Detroit Edison Co., Series CC, Daily VRDN and Put, 3.70%, 9/01/30 ....................................        200,000      200,000
 Midland County EDC Limited Obligation Revenue, Dow Chemical Co. Project, Daily VRDN and Put,
 Refunding, Series B, 3.70%, 12/01/15 .................................................................        400,000      400,000
 Series A, 3.80%, 12/01/23 ............................................................................        300,000      300,000
                                                                                                                       ------------
 Total Short Term Investments (Cost $1,300,000)........................................................                   1,300,000
                                                                                                                       ------------
 Total Investments (Cost $1,071,560,208) 98.8%.........................................................               1,131,134,084
 Other Assets, less Liabilities 1.2%...................................................................                  13,647,066
                                                                                                                       ------------
 Net Assets 100.0%.....................................................................................               $1,144,781,150
                                                                                                                       ============

See glossary of abbreviations on page 96.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Minnesota Insured Tax-Free Income Fund
                                                        Six Months Ended
                                                         August 31, 1997             Year Ended February 28,
Class I                                                    (unaudited)      1997    19962      1995      1994      1993
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................       $12.01      $12.14   $11.88    $12.33    $12.35    $11.68
                                                     ---------------------------------------------------------------------
Income from investment operations:
 Net investment income ................................          .32         .65      .67       .69       .70       .73
 Net realized and unrealized gains (losses) ...........          .08        (.12)     .27      (.45)     (.01)      .67
                                                     ---------------------------------------------------------------------
Total from investment operations ......................          .40         .53      .94       .24       .69      1.40
                                                     ---------------------------------------------------------------------
Less distributions:
 Dividends from net investment income .................         (.32)       (.66)    (.68)     (.69)     (.71)     (.73)
                                                     ---------------------------------------------------------------------
Net asset value, end of period ........................       $12.09      $12.01   $12.14    $11.88    $12.33    $12.35
                                                     =====================================================================
Total return* .........................................         3.39%       4.54%    8.06%     2.12%     5.42%    12.23%

Ratios/Supplemental Data
Net assets, end of period (000's) .....................     $482,865    $482,128 $492,139  $479,934  $499,619  $445,767
Ratios to average net assets:
 Expenses .............................................          .69%**      .66%     .66%      .66%      .60%      .63%
 Net investment income ................................         5.37%**     5.47%    5.58%     5.81%     5.67%     6.12%
Portfolio turnover rate ...............................         9.08%      14.40%   17.72%    17.59%    13.42%     5.58%
Class II
Per Share Operating Performance
(for a share outstanding throughout the period)

Net asset value, beginning of period ..................       $12.05      $12.17   $11.89
                                                       ---------------------------------------
Income from investment operations:
 Net investment income ................................          .29         .59      .50
 Net realized and unrealized gains (losses) ...........          .08        (.12)     .28
                                                       ---------------------------------------
Total from investment operations ......................          .37         .47      .78
                                                       ---------------------------------------
Less distributions:
 Dividends from net investment income .................         (.29)       (.59)    (.50)
                                                       ---------------------------------------
Net asset value, end of period ........................       $12.13      $12.05   $12.17
                                                       =======================================
Total return* .........................................            3.07%       3.98%    6.67%

Ratios/Supplemental Data
Net assets, end of period (000's) .....................       $6,846      $4,844   $1,152
Ratios to average net assets:
 Expenses .............................................            1.26%**     1.23%    1.25%**
 Net investment income ................................            4.80%**     4.87%    4.94%**
Portfolio turnover rate ...............................            9.08%      14.40%   17.72%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
2For the period May 1, 1995 (effective date) to February 29, 1996 for Class II.

See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1997 (unaudited)



                                                                                                             PRINCIPAL
 Franklin Minnesota Insured Tax-Free Income Fund                                                              AMOUNT        VALUE
aLong Term Investments 99.1%
 Albany ISD No. 745, Series A, FSA Insured, 6.00%, 2/01/16 ............................................   $ 2,295,000   $ 2,387,511
 Anoka County Housing and Redevelopment Authority, Ice Arena,
 Series A, MBIA Insured, 5.70%, 2/01/23 ...............................................................     2,195,000     2,236,464
 Anoka County Resource Recovery Revenue, Northern States Power Co.,
 AMBAC Insured, 7.15%, 12/01/08 .......................................................................     2,100,000     2,258,487
 Becker GO, Refunding, Tax Increment, Series D, MBIA Insured, 6.25%, 8/01/15 ..........................     4,870,000     5,171,989
 Becker GO, Waste Water Treatment Facility, Series A, MBIA Insured,
 5.90%, 2/01/12 .......................................................................................       625,000       647,856
 5.95%, 2/01/15 .......................................................................................       610,000       630,600
 Benson ISD No. 777 GO, FSA Insured, 6.00%, 2/01/15 ...................................................       290,000       297,410
 Big Lake ISD No. 727, MBIA Insured,
 5.625%, 2/01/19 ......................................................................................       500,000       506,345
 5.70%, 2/01/21 .......................................................................................     3,085,000     3,129,640
 Bloomington Health Care Facilities Revenue, Masonic Home Care Center,
 AMBAC Insured, 5.875%, 7/01/22 .......................................................................     2,685,000     2,749,064
 Braham ISD No. 314, MBIA Insured, 5.20%, 2/01/19 .....................................................     1,800,000     1,752,318
 Brainerd Health Care Facilities Revenue, Refunding, Benedictine Health-St. Joseph,
 Series D, MBIA Insured, 5.875%, 2/15/13 ..............................................................     3,500,000     3,648,575
 Buffalo, AMBAC Insured, 5.55%, 6/01/17 ...............................................................     1,000,000     1,008,860
 Buffalo ISD No. 877, FSA Insured, 6.15%, 2/01/18 .....................................................     2,800,000     2,914,464
 Burnsville ISD, Series A, FSA Insured, 6.20%, 2/01/17 ................................................     2,105,000     2,232,921
 Champlin EDA, Housing Development, MBIA Insured, 5.625%, 2/01/26 .....................................     1,000,000     1,007,590
 Chanhassen Apartments Project GO, Series B, AMBAC Insured, 6.20%, 1/01/25 ............................     2,975,000     3,120,805
 Columbia Heights ISD No. 013, FSA Insured,
 5.375%, 2/01/19 ......................................................................................     2,450,000     2,454,337
 5.50%, 2/01/23 .......................................................................................     6,000,000     6,021,480
 Dakota, Washington and Stearns County SFMR, Series 1990, GNMA Secured,
  7.80%, 12/01/10 .....................................................................................       875,000       930,860
  7.85%, 12/01/30 .....................................................................................     3,055,000     3,241,874
 Dakota County Housing and Redevelopment Authority, SFMR, FNMA & GNMA Secured,
 5.75%, 4/01/18 .......................................................................................     3,000,000     3,038,940
 5.85%, 10/01/30 ......................................................................................     5,000,000     5,064,550
 Dakota County Housing and Redevelopment Authority, SFMR,
 Refunding, GNMA Secured, 8.10%, 3/01/16 ..............................................................       735,000       762,827
 Dilworth ISD No. 147, MBIA Insured, 6.00%, 2/01/15 ...................................................     1,040,000     1,076,743
 Duluth EDA, Health Care Facilities Revenue, The Duluth Clinic, Ltd., AMBAC Insured,
 6.20%, 11/01/12 ......................................................................................     2,880,000     3,089,376
 6.30%, 11/01/22 ......................................................................................     5,405,000     5,781,350
 Pre-Refunded, 6.20%, 11/01/12 ........................................................................     1,120,000     1,231,742
 Pre-Refunded, 6.30%, 11/01/22 ........................................................................     2,125,000     2,349,868
 Duluth EDA, Hospital Facilities Revenue, St. Lukes Hospital, Series A,
 Connie Lee Insured, 6.40%, 5/01/12 ...................................................................     3,000,000     3,113,760
 Duluth EDA Tax Increment Revenue, Refunding, MBIA Insured, 7.25%, 8/01/08 ............................     3,500,000     3,690,960
 Eagan MFMR, Refunding, Forest Ridge Apartments, BIG Insured, 7.50%, 3/01/27 ..........................     4,420,000     4,611,961
 Eden Prairie ISD No. 272, Series A,
 FGIC Insured, 5.45%, 2/01/08 .........................................................................     1,000,000     1,023,500
 FSA Insured, 5.75%, 2/01/15 ..........................................................................     4,980,000     5,108,285
 Eden Prairie MFHR, Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%, 1/20/31 ..................     2,000,000     2,088,300
 Eveleth EDA, Housing Development, MBIA Insured, 5.80%, 7/01/25 .......................................     1,000,000     1,016,470
 Faribault ISD No. 656, FSA Insured, 5.75%, 6/01/15 ...................................................     1,500,000     1,536,000
 Ham Lake, Anoka County Housing, MBIA Insured, 6.10%, 1/01/26 .........................................     2,180,000     2,245,683
 Hibbing Health Care Facilities Revenue, The Duluth Clinic, Ltd., FSA Insured, 5.00%, 11/01/25 ........     9,300,000     8,624,727
 Inner Grove Heights, Tax Increment, Series D, MBIA Insured, 5.50%, 2/01/19 ...........................     1,000,000     1,007,990
 Kenyon Wanamingo ISD No. 2172, MBIA Insured, 6.00%, 2/01/22 ..........................................     4,030,000     4,210,786
 Lakeville ISD No. 194,
 FGIC Insured, 5.40%, 2/01/13 .........................................................................     1,000,000     1,004,220
 FGIC Insured, 5.60%, 2/01/18 .........................................................................     3,555,000     3,567,158
 Series C, FGIC Insured, 6.70%, 2/01/12 ...............................................................     1,000,000     1,036,560
 Series C, MBIA Insured, 5.125%, 2/01/13 ..............................................................     5,325,000     5,260,514
 Marshall County Utility Revenue, FSA Insured, 5.375%,
 1/01/14...............................................................................................       750,000       754,388
 1/01/15 ..............................................................................................       825,000       828,242
 Minneapolis and St. Paul Housing and Redevelopment Authority,
 Health Care System Revenue, Childrens Health Care, Series A, FSA
  Insured, 5.70%, 8/15/16 .............................................................................   $ 1,005,000   $ 1,035,733
 Minneapolis and St. Paul Housing and Redevelopment Authority,
 Health Care System Revenue, Health One Obligated Group,
  Series A, MBIA Insured,
 7.40%, 8/15/11 .......................................................................................    10,390,000    11,352,530
 6.75%, 8/15/14 .......................................................................................     3,950,000     4,241,431
 Minneapolis CDA and St. Paul Housing and Redevelopment Authority, Health
 Care Facilities Revenue, Carondelet Community Hospitals,
  Inc., Series B, BIG Insured, Pre-Refunded, 8.875%, 11/01/15 .........................................       900,000     1,186,992
 Minneapolis CDA, Tax Increment Revenue, Series 1990, MBIA Insured, 7.00%, 3/01/01 ....................     2,100,000     2,284,842
 Minneapolis Hospital Facilities Revenue, Refunding,
 Fairview Hospital and Healthcare, Series A, MBIA Insured, 6.50%, 1/01/11 .............................       600,000       649,620
 Fairview Hospital and Healthcare, Series B, MBIA Insured, 6.70%, 1/01/17 .............................     7,815,000     8,410,269
 LifeSpan, Inc., Series B, Pre-Refunded, 9.125%, 12/01/14 .............................................       700,000       722,911
 Minneapolis Special School District No. 001, Series A, MBIA Insured, 5.90%, 2/01/17 ..................     5,000,000     5,177,100
 Minneapolis St. Paul Housing Finance Board, SFMR, GNMA Secured,
 Phase VI, Series A, 8.30%, 8/01/21 ...................................................................     3,130,000     3,210,253
 Series A, 8.375%, 11/01/17 ...........................................................................       690,000       712,253
 Series C, 8.875%, 11/01/18 ...........................................................................       435,000       448,955
 Minnesota Agriculture and Economic Development Board Revenue, Refunding,
 Health Care System, Fairview Hospital, Series A,
  MBIA Insured, 5.75%, 11/15/26 .......................................................................    14,000,000    14,269,220
 Minnesota State GO, Refunding, MBIA Insured, 5.40%, 8/01/09 ..........................................     3,000,000     3,060,570
 Minnesota State HFA, Housing Development, MFMR, Series A, FGIC Insured, 7.80%, 8/01/18 ...............     2,000,000     2,047,460
 Minnesota State HFA, MFHR, Series A, FGIC Insured, 6.375%, 2/01/20 ...................................       835,000       845,020
 Minnesota State HFA, Rental Housing, Refunding, Series D, MBIA Insured,
 5.90%, 8/01/15 .......................................................................................     1,405,000     1,445,759
 5.95%, 2/01/18 .......................................................................................     2,975,000     3,056,723
 6.00%, 2/01/22 .......................................................................................     3,490,000     3,598,504
 Minnesota State HFA, SFMR,
 Series A, FGIC Insured, 8.00%, 7/01/29 ...............................................................     2,760,000     2,873,132
 Series B, FGIC Insured, 7.25%, 7/01/06 ...............................................................     2,085,000     2,119,882
 Series B, FGIC Insured, 7.25%, 7/01/16 ...............................................................       615,000       623,333
 Series C, FGIC Insured, 7.00%, 7/01/16 ...............................................................       365,000       370,157
 Series D, AMBAC Insured, 7.30%, 7/01/09 ..............................................................     3,250,000     3,392,025
 Series D, FGIC Insured, 8.80%, 7/01/16 ...............................................................       205,000       212,737
 Series F, MBIA Insured, 6.30%, 7/01/25 ...............................................................     1,500,000     1,574,040
 Series G, AMBAC Insured, 6.25%, 7/01/26 ..............................................................     2,750,000     2,870,890
 Series I, MBIA Insured, 6.25%, 1/01/15 ...............................................................     1,430,000     1,493,807
 Minnesota State Higher Educational Facilities Authority Revenue,
 Series 3, Connie Lee Insured, 6.50%, 1/01/17 .........................................................     3,940,000     4,140,743
 Minnetonka MFHR,
 Cedar Hills East Project, FGIC Insured, 7.40%, 12/01/07 ..............................................       350,000       368,603
 Cedar Hills East Project, FGIC Insured, 7.50%, 12/01/27 ..............................................     1,000,000     1,039,570
 Refunding, Brier Creek Project, Series A, GNMA Secured, 6.45%, 6/20/24 ...............................     2,720,000     2,861,304
 New Hope MFR, Refunding, North Ridge, Series A, GNMA Secured,
 6.05%, 1/01/17 .......................................................................................       450,000       466,385
 6.20%, 1/01/31 .......................................................................................     5,470,000     5,624,801
 North Branch ISD No. 138, Series A, FGIC Insured, 5.625%, 2/01/17 ....................................     1,240,000     1,258,290
 North St. Paul ISD No. 622, Maplewood, Series A, MBIA Insured, Pre-Refunded, 7.10%, 2/01/19 ..........     2,000,000     2,310,780
 Northeast Metropolitan ISD No. 916, FSA Insured, 5.80%, 1/01/16 ......................................     5,475,000     5,642,261
 Northern Municipal Power Agency, Minnesota Electric System Revenue,
 Refunding, Series A, AMBAC Insured, 6.00%, 1/01/19 ...................................................    11,900,000    11,990,559
 Refunding, Series A, AMBAC Insured, 6.00%, 1/01/20 ...................................................     4,000,000     4,029,920
 Refunding, Series A, AMBAC Insured, Pre-Refunded, 7.25%, 1/01/17 .....................................     3,500,000     3,711,505
 Refunding, Series A, AMBAC Insured, Pre-Refunded, 7.40%, 1/01/18 .....................................     9,500,000    10,092,230
 Refunding, Series A, MBIA Insured, 6.00%, 1/01/20 ....................................................     4,200,000     4,231,416
 Refunding, Series B, AMBAC Insured, 5.50%, 1/01/18 ...................................................     8,150,000     8,173,635
 Series B, AMBAC Insured, Pre-Refunded, 7.40%, 1/01/18 ................................................     1,500,000     1,593,510
 Series C, AMBAC Insured, 6.125%, 1/01/20 .............................................................     8,090,000     8,425,331
 Northfield College Facility Revenue, St. Olaf College Project, BIG Insured,
 Pre-Refunded, 8.00%, 10/01/18.........................................................................     2,000,000     2,088,640
 Owatonna Public Utilities Commission, Public Utilities Revenue,
 Refunding, Series A, AMBAC Insured, 5.45%, 1/01/16 ...................................................   $ 3,350,000  $  3,365,712
 Perham ISD No. 549, FSA Insured, 5.375%, 2/01/14 .....................................................     2,500,000     2,509,750
 Plymouth Health Facilities Revenue, Westhealth Project, Series A, FSA Insured,
 6.25%, 6/01/16........................................................................................     1,600,000     1,705,072
 6.125%, 6/01/24 ......................................................................................     1,815,000     1,897,818
 Princeton Hospital Revenue, Fairview Hospital and Healthcare, Series C, MBIA Insured, 6.25%, 1/01/21 .     7,205,000     7,607,687
 Princeton ISD No. 477, Mille Lacs County, Series A, FSA Insured, 5.375%, 2/01/17 .....................     2,540,000     2,544,623
 Puerto Rico Commonwealth Public Improvement GO,
 MBIA Insured, 6.50%, 7/01/23 .........................................................................     3,000,000     3,278,430
 Series A, FGIC Insured, Pre-Refunded, 7.375%, 7/01/04 ................................................    10,000,000    10,736,200
 Puerto Rico HFC, SFMR, Portfolio No. 1, Series B, GNMA Secured, 7.65%, 10/15/22 ......................     1,395,000     1,473,636
 Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 ...........................     1,300,000     1,418,508
 Robbinsdale Hospital Revenue, North Memorial Medical Center Project, AMBAC Insured,
 Refunding, Pre-Refunded, 7.375%, 1/01/19 .............................................................     6,450,000     6,850,094
 Refunding, Series A, 5.45%, 5/15/13 ..................................................................     2,000,000     2,027,420
 Refunding, Series A, 5.55%, 5/15/19 ..................................................................     1,000,000     1,002,390
 Series B, 5.45%, 5/15/13 .............................................................................     2,900,000     2,939,759
 Series B, 5.50%, 5/15/23 .............................................................................     7,900,000     7,834,825
 Roseville ISD No. 623, Series A,
 FGIC Insured, 6.00%, 2/01/23 .........................................................................     1,250,000     1,289,363
 FSA Insured, 5.80%, 2/01/19 ..........................................................................     1,200,000     1,226,292
 FSA Insured, 5.85%, 2/01/24 ..........................................................................     2,470,000     2,524,019
 FSA Insured, 6.00%, 2/01/25 ..........................................................................     4,260,000     4,483,096
 Scott County Housing and Redevelopment Authority Facilities, AMBAC Insured,
 5.25%, 12/01/11 ......................................................................................     2,380,000     2,404,205
 5.50%, 12/01/15 ......................................................................................     1,750,000     1,784,160
 Shakopee Public Utilities Commission Revenue, AMBAC Insured, 5.60%, 8/01/18 ..........................     1,750,000     1,761,253
 South Washington County ISD No. 833, Refunding, Series A, FGIC Insured, 6.125%, 6/01/10 ..............     2,080,000     2,166,674
 Southern Minnesota Municipal Power Agency, Power Supply System Revenue,
 Refunding, Series B, AMBAC Insured, 6.00%, 1/01/16 ...................................................     5,000,000     5,163,800
 Series A, AMBAC Insured, 6.00%, 1/01/13 ..............................................................     2,500,000     2,531,450
 Series A, AMBAC Insured, 5.75%, 1/01/18 ..............................................................     2,250,000     2,309,243
 Series A, FGIC Insured, 5.75%, 1/01/18 ...............................................................     1,000,000     1,039,250
 Series A, MBIA Insured, 5.00%, 1/01/12 ...............................................................     5,975,000     5,938,314
 Series A, MBIA Insured, 6.00%, 1/01/13 ...............................................................    12,500,000    12,657,250
 Series A, MBIA Insured, 5.75%, 1/01/18 ...............................................................     8,865,000     9,098,415
 Series A, MBIA Insured, Pre-Refunded, 5.75%, 1/01/18 .................................................     1,000,000     1,026,330
 Series C, AMBAC Insured, 5.00%, 1/01/17 ..............................................................     1,000,000       945,420
 St. Cloud Hospital Facilities Revenue, St. Cloud Hospital, AMBAC Insured,
 Refunding, Series A, 5.00%, 7/01/15 ..................................................................     2,165,000     2,095,374
 Series B, Pre-Refunded, 7.00%, 7/01/20 ...............................................................     5,000,000     5,537,300
 St. Francis ISD No. 015, Series A, FSA Insured,
 6.35%, 2/01/13 .......................................................................................     1,500,000     1,664,700
 6.375%, 2/01/16 ......................................................................................     5,465,000     6,074,402
 St. Louis Park Health Care Facilities Revenue, Healthsystem of Minnesota-Obligated
 Group, Refunding, Series A, AMBAC Insured, 5.20%,
 7/01/16...............................................................................................     1,000,000       969,570
 7/01/23...............................................................................................     9,000,000     8,593,470
 St. Louis Park Hospital Facilities Revenue, Refunding, Methodist Hospital Project, AMBAC Insured,
 Series A, 7.25%, 7/01/08 .............................................................................     4,115,000     4,478,519
 Series A, 7.25%, 7/01/15 .............................................................................     1,000,000     1,088,340
 Series C, Pre-Refunded, 7.25%, 7/01/08 ...............................................................     1,350,000     1,480,599
 Series C, Pre-Refunded, 7.25%, 7/01/18 ...............................................................     4,000,000     4,386,960
 St. Paul Housing and Redevelopment Authority Parking Revenue, Series A, FSA Insured, 5.75%, 8/01/13 ..     5,105,000     5,258,201
 St. Paul ISD No. 625,
 Series A, FSA Insured, 5.75%, 2/01/16 ................................................................     3,500,000     3,597,405
 Series C, MBIA Insured, 6.10%, 2/01/14 ...............................................................     1,075,000     1,129,481
 Series C, MBIA Insured, 6.10%, 2/01/15 ...............................................................       500,000       530,655
 St. Paul Port Authority, IDR, FGIC Insured, Series K, 9.50%,
 12/01/01..............................................................................................       $ 5,000       $ 5,109
 12/01/02..............................................................................................         5,000         5,229
 12/01/14 .............................................................................................       190,000       194,499
 St. Paul Sewer Revenue, Series A, AMBAC Insured, 8.00%, 12/01/08 .....................................     8,000,000     8,439,200
 Stearns County Housing and Redevelopment Authority Lease Revenue,
 Refunding, Administration Building Project, AMBAC Insured,
  7.00%, 2/01/11 ......................................................................................     3,645,000     3,784,895
 Stillwater ISD No. 834, GO, MBIA Insured, 5.75%, 2/01/15 .............................................     2,990,000     3,082,451
 Virginia, Governmental Housing Project, Refunding, MBIA Insured, 5.90%, 2/01/26 ......................     2,915,000     3,029,705
 Wadena ISD No. 819, Refunding, AMBAC Insured, 5.60%, 2/01/20 .........................................     3,150,000     3,169,341
 Washington County Housing and Redevelopment Authority, Jail Facility Revenue,
 MBIA Insured, Unlimited Tax, Pre-Refunded, 7.00%,  2/01/12 ...........................................     3,000,000     3,315,630
 Washington County SFRMR, Housing and Redevelopment Authority,
 GNMA Secured, FGIC Insured, 7.60%, 12/01/11 ..........................................................       165,000       165,398
 Western Minnesota Municipal Power Agency, Power Supply Revenue, Refunding, Series A,
 AMBAC Insured, 5.50%, 1/01/12 ........................................................................     2,745,000     2,838,742
 AMBAC Insured, 5.50%, 1/01/13 ........................................................................     4,500,000     4,635,450
 MBIA Insured, 5.50%, 1/01/15 .........................................................................     5,425,000     5,430,696
 Western Minnesota Municipal Power Agency, Transmission Project Revenue,
 Refunding, AMBAC Insured, 6.75%, 1/01/16 .............................................................     2,000,000     2,138,480
                                                                                                                       ------------
 Total Long Term Investments (Cost $463,689,925).......................................................                 485,470,240
                                                                                                                       ------------
aShort Term Investments .1%
 Beltrami County Environmental Control Revenue, Northwood Panelboard Co. Project,
 Daily VRDN and Put, 3.75%, 7/01/25 ...................................................................       200,000       200,000
 Puerto Rico Commonwealth Government Development Bank, Refunding,
 Weekly VRDN and Put, 2.90%, 12/01/15 .................................................................       200,000       200,000
                                                                                                                       ------------
 Total Short Term Investments (Cost $400,000)..........................................................                     400,000
                                                                                                                       ------------
 Total Investments (Cost $464,089,925) 99.2%...........................................................                 485,870,240
 Other Assets, less Liabilities .8%....................................................................                   3,840,971
                                                                                                                       ------------
 Net Assets 100.00% ...................................................................................                $489,711,211
                                                                                                                       ============
See glossary of abbreviations on page 96.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Ohio Insured Tax-Free Income Fund
                                                        Six Months Ended
                                                         August 31, 1997             Year Ended February 28,
Class I                                                    (unaudited)      1997    19962      1995      1994      1993
Per Share Operating Performance
(for a share outstanding throughout the period)

Net asset value, beginning of period...................        $12.19      $12.22   $11.90    $12.40    $12.34    $11.55
                                                     ---------------------------------------------------------------------
Income from investment operations:
 Net investment income.................................          .33          .66      .68       .69       .70       .72
 Net realized and unrealized gains (losses)............          .08         (.03)     .33      (.50)      .07       .78
                                                     ---------------------------------------------------------------------
Total from investment operations.......................          .41          .63     1.01       .19       .77      1.50
                                                     ---------------------------------------------------------------------
Less distributions:
 Dividends from net investment income..................         (.33)7       (.66)5   (.69)3    (.69)     (.71)     (.71)
                                                     ---------------------------------------------------------------------
Net asset value, end of period.........................       $12.27       $12.19   $12.22    $11.90    $12.40    $12.34
                                                     =====================================================================
Total return*..........................................         3.38%        5.35%    8.66%     1.74%     6.08%    13.26%

Ratios/Supplemental Data
Net assets, end of period (000's)......................     $720,903      $698,360 $685,783  $652,545  $686,398  $564,758
Ratio to average net assets:
 Expenses..............................................          .66%**       .64%     .64%      .63%      .56%      .59%
 Net investment income.................................         5.32%**      5.43%    5.58%     5.83%     5.59%     6.05%
Portfolio turnover rate................................         5.47%       14.95%   11.47%    11.76%     7.29%     2.87%
Class II
Per Share Operating Performance
(for a share outstanding throughout the period)

Net asset value, beginning of period...................        $12.24      $12.26   $11.90
                                                         ----------------------------------
Income from investment operations:
 Net investment income.................................           .29         .59      .52
 Net realized and unrealized gains (losses)............           .09        (.02)     .35
                                                         ----------------------------------
Total from investment operations.......................           .38         .57      .87
                                                         ----------------------------------
Less distributions:
 Dividends from net investment income..................           (.29)      (.59)    (.51)
                                                         ----------------------------------
Net asset value, end of period.........................           $12.33   $12.24   $12.26
                                                         ==================================
Total return*..........................................             3.17%    4.79%    7.43%

Ratios/Supplemental Data
Net assets, end of period (000's)......................          $19,831     $15,786   $6,085
Ratio to average net assets:
 Expenses..............................................            1.22%**    1.20%    1.22%**
 Net investment income.................................            4.76%**    4.80%    4.99%**
Portfolio turnover rate................................            5.47%     14.95%   11.47%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
2For the period May 1, 1995 (effective date) to February 29, 1996 for Class II. 3Includes distributions in excess of net investment income in the amount of $.001.
5Includes distributions in excess of net investment income in the amount of $.003.
7Includes distributions in excess of net investment income in the amount of $.006.

See notes to financial statements.




FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1997 (unaudited)



                                                                                                            PRINCIPAL
 Franklin Ohio Insured Tax-Free Income Fund                                                                  AMOUNT        VALUE
aLong Term Investments 98.8%
 Akron Bath Copley Joint Township Hospital District Revenue, AMBAC Insured,
 Akron General Medical Center Project, 5.375%, 1/01/17 ................................................    $ 1,000,000    $ 995,750
 Akron General Medical Center Project, 5.375%, 1/01/22 ................................................      1,500,000    1,478,850
 Children's Hospital Medical Center, Pre-Refunded, 7.45%, 11/15/20 ....................................      2,000,000    2,227,420
 Akron GO, Limited Tax, FGIC Insured, 7.50%, 9/01/05 ..................................................        500,000      585,830
 Akron Sewer System Revenue, Refunding, MBIA Insured, 5.55%, 12/01/16 .................................      3,660,000    3,696,673
 Akron Waterworks System First Mortgage Revenue, FGIC Insured, 6.00%, 3/01/14 .........................      1,000,000    1,062,810
 Allen County, Refunding, AMBAC Insured, 5.30%, 12/01/15 ..............................................      1,250,000    1,246,988
 Allen County Sewer Revenue, MBIA Insured, 5.70%, 12/01/13 ............................................      1,200,000    1,232,064
 Archbold Area Local School District GO,
 AMBAC Insured, 6.00%, 12/01/21 .......................................................................      2,000,000    2,129,460
 Refunding, MBIA Insured, 5.90%, 12/01/11 .............................................................        600,000      615,744
 Aurora City School District GO, Refunding and Improvement, FGIC Insured, 5.80%, 12/01/16 .............      1,075,000    1,111,797
 Avon Local School District, AMBAC Insured, 6.00%, 12/01/20 ...........................................      2,500,000    2,624,600
 Beavercreek Local School District GO, FGIC Insured, 5.70%, 12/01/20 ..................................      8,375,000    8,530,273
 Belmont County Correctional Facility, MBIA Insured, 5.85%, 12/01/16 ..................................        500,000      518,270
 Big Walnut Local School District, Delaware County Construction and Improvement,
 AMBAC Insured, 6.625%, 12/01/15 ......................................................................      1,450,000    1,564,159
 Bluffton Exempt Village School District, AMBAC Insured, 5.50%, 12/01/16 ..............................      1,000,000    1,010,770
 Brunswick City School District, AMBAC Insured, 6.90%, 12/01/12 .......................................      2,295,000    2,495,858
 Butler County GO, AMBAC Insured, 5.75%, 12/01/16 .....................................................      1,000,000    1,036,720
 Butler County Hospital Facilities Revenue, FGIC Insured,
 Refunding and Improvement, Middletown Regional Hospital, 6.75%, 11/15/10 .............................      2,150,000    2,372,117
 Series A, Pre-Refunded, 9.30%, 11/01/15 ..............................................................      1,400,000    1,412,306
 Butler County Waterworks Revenue, AMBAC Insured,
 6.35%, 12/01/08 ......................................................................................        790,000      859,512
 6.40%, 12/01/12 ......................................................................................        500,000      539,575
 5.45%, 12/01/16 ......................................................................................      1,000,000    1,003,020
 Cardington and Lincoln Local School District, MBIA Insured, 6.60%, 12/01/14 ..........................        400,000      432,392
 Celina Wastewater System Mortgage Revenue, FGIC Insured, 6.55%, 11/01/16 .............................      1,200,000    1,276,404
 Centerville GO, Capital Facilities, MBIA Insured, 5.65%, 12/01/18 ....................................      2,265,000    2,319,632
 Chillicothe GO, Limited Tax, AMBAC Insured, 6.05%, 12/01/12 ..........................................        675,000      708,845
 Chillicothe Sanitary Sewer System First Mortgage Revenue, BIG Insured, Pre-Refunded, 7.65%, 12/01/08 .      1,000,000    1,077,420
 Claymont City School District, FGIC Insured, 5.70%, 12/01/21 .........................................      1,000,000    1,014,830
 Clermont County Hospital Facilities Revenue, Mercy Health System,
 Refunding, Provine of Cincinnati, AMBAC Insured,
 Series A, Pre-Refunded, 7.50%, 9/01/19 ...............................................................        515,000      575,852
 Series B, 6.00%, 9/01/19 .............................................................................      1,750,000    1,811,670
 Clermont County Road Improvement GO, AMBAC Insured, 7.125%, 9/01/11 ..................................      1,500,000    1,648,620
 Clermont County Sewer System Revenue, AMBAC Insured, Pre-Refunded, 7.10%, 12/01/15 ...................      4,280,000    4,639,734
 Clermont County Waterworks Revenue, Refunding, AMBAC Insured, 5.80%, 12/01/18 ........................     11,000,000   11,324,170
 Cleveland Airport Systems Revenue, FGIC Insured,
 Series A, 6.25%, 1/01/20 .............................................................................      3,000,000    3,179,190
 Series B, 6.00%, 1/01/14 .............................................................................        985,000    1,038,968
 Series B, 6.10%, 1/01/24 .............................................................................      1,450,000    1,525,139
 Cleveland GO, Series 1994, MBIA Insured, 6.70%, 11/15/18 .............................................      2,000,000    2,296,820
 Cleveland Waterworks First Mortgage Revenue,
 Refunding, Series F, AMBAC Insured, 6.25%, 1/01/16 ...................................................      2,000,000    2,105,180
 Refunding and Improvement, Series H, MBIA Insured, 5.75%, 1/01/26 ....................................     19,750,000   20,274,165
  Series F-92, AMBAC Insured, 6.25%, 1/01/15   ........................................................      1,000,000    1,055,340
 Clinton-Massie Local School District, Refunding, Issue I, AMBAC Insured, 7.50%, 12/01/11 .............      1,000,000    1,132,790
 Columbus GO, Limited Tax, FGIC Insured, 9.50%, 4/15/03 ...............................................        975,000    1,214,938
 Columbus State Community College, General Receipts, AMBAC Insured, 5.75%, 12/01/16 ...................      2,100,000    2,168,271
 Coshocton Sewer System GO, AMBAC Insured, 6.50%, 12/01/12 ............................................      1,530,000    1,657,403
 Crestview Local School District GO, Construction and Improvement, AMBAC Insured, 6.65%, 12/01/14 .....      1,650,000    1,793,897
 Cuyahoga County GO, Limited Tax, MBIA Insured, 9.375%, 10/01/04 ......................................        100,000      126,136
 Cuyahoga County Hospital Revenue, Metrohealth System Project, MBIA Insured,
 6.00%, 2/15/19 .......................................................................................     10,200,000   10,370,748
 Refunding & Improvements, 5.50%, 2/15/27 .............................................................      3,000,000    2,973,930
 Cuyahoga County Utility System Revenue, Refunding, Medical Center Company
 Project, Series B, MBIA insured, 6.10%, 8/15/15 ......................................................      2,945,000    3,062,859
 Dayton Airport Revenue, Refunding, AMBAC Insured, 5.25%,12/01/15 .....................................      2,000,000    1,972,120
 Dayton Water System Mortgage Revenue, Refunding, MBIA Insured, 6.75%, 12/01/10 .......................      1,395,000    1,432,065
 Defiance GO, MBIA Insured,
 6.10%, 12/01/14 ......................................................................................    $ 1,000,000  $ 1,072,100
 6.20%, 12/01/20 ......................................................................................        750,000      802,703
 Delaware City School District, FGIC Insured, 5.75%, 12/01/15 .........................................      1,640,000    1,684,772
 Delphos Sewer System Revenue, FSA Insured, Pre-Refunded, 7.25%, 9/01/20 ..............................      1,100,000    1,212,816
 Dover City School District, AMBAC Insured, 6.25%, 12/01/16 ...........................................      2,000,000    2,120,740
 Dover Municipal Electric System Revenue, FGIC Insured, 6.00%, 12/01/19 ...............................      1,625,000    1,704,690
 Dover Waterworks Systems Revenue, AMBAC Insured, 6.00%, 12/01/13 .....................................      1,100,000    1,172,127
 Dublin City School District, AMBAC Insured, 6.20%, 12/01/19 ..........................................      5,735,000    6,098,140
 Fairborn GO, Limited Tax, Series 1991, MBIA Insured, 7.00%, 10/01/11 .................................      1,390,000    1,558,107
 Fairfield City School District GO, FGIC Insured, 6.00%, 12/01/20 .....................................      1,000,000    1,050,240
 Finneytown Local School District, FGIC Insured, 5.80%, 12/01/24 ......................................      1,980,000    2,033,995
 Forest Hills Local School District, MBIA Insured, 5.70%, 12/01/16 ....................................      1,500,000    1,538,670
 Fostoria City School District GO, AMBAC Insured, 6.70%, 12/01/16 .....................................      2,500,000    2,721,300
 Franklin County Hospital Revenue,
  Holy Cross Health Systems, AMBAC Insured, 5.875%, 6/01/21   .........................................      2,500,000    2,566,850
Refunding & Improvement, Riverside United Hospital, MBIA Insured,
 Pre-Refunded, 7.25%, 5/15/20 .........................................................................      2,000,000    2,195,000
 Granville Exempted Village School District, Unlimited Tax, AMBAC Insured,
 Pre-Refunded, 7.15%, 12/01/15 ........................................................................      5,150,000    5,901,076
 Green County Water System Revenue, Series A, FGIC Insured, 6.125%, 12/01/21 ..........................      2,100,000    2,240,700
 Green Local School District GO, Summit County, FGIC Insured,
 5.875%, 12/01/14 .....................................................................................      2,800,000    2,912,028
5.90%, 12/01/19   .....................................................................................      5,150,000    5,319,744
 Hamilton City Electric System Mortgage Revenue, FGIC Insured,
 Refunding, Series A, 6.00%, 10/15/23 .................................................................     18,450,000   19,474,160
Series B, 6.30%, 10/15/25  ............................................................................      2,340,000    2,505,391
Series B, Pre-Refunded, 8.00%, 10/15/22   .............................................................      9,500,000   10,123,485
 Hamilton County Hospital Facilities Revenue,
 Christ Hospital, Series 1987, FGIC Insured, Pre-Refunded, 8.375%, 1/01/07 ............................        990,000    1,024,254
 Refunding, Bethesda Hospital, Series A, AMBAC Insured, 6.25%, 1/01/12 ................................      3,650,000    3,895,536
 Hamilton County Sewer System Revenue, Series A, Refunding, FGIC Insured, 6.05%, 12/01/15 .............      3,010,000    3,201,045
 Hamilton Wastewater System Revenue, Series A, FSA Insured, 5.90%, 10/15/21 ...........................      3,040,000    3,128,403
 Hamilton Waterworks Mortgage Revenue, Series A, MBIA Insured, 6.30%, 10/15/21 ........................      4,665,000    4,947,699
 Hillard School District, Refunding, FGIC Insured, 6.55%, 12/01/05 ....................................        500,000      565,110
 Hudson Local School District, Refunding, FGIC Insured, 5.60%, 12/15/14 ...............................      2,750,000    2,810,005
 Indian Lake Local School District GO, Construction and Improvement, FGIC Insured, 5.375%, 12/01/23 ...      1,000,000      989,500
 Indian Valley Local School District GO, AMBAC Insured, 5.75%, 12/01/19 ...............................      1,000,000    1,027,160
 Ironton Building Improvement, AMBAC Insured, 5.50%, 12/01/22 .........................................      1,000,000      998,550
 Jackson Local School District, Stark and Summit Counties School Building,
 Construction and Improvement, MBIA Insured,
 5.40%, 12/01/13 ......................................................................................      2,750,000    2,791,443
 5.50%, 12/01/21 ......................................................................................      3,060,000    3,074,994
 Jackson Waterworks Revenue, AMBAC Insured, 5.60%, 12/01/18 ...........................................        500,000      505,285
 Kent City School District, FGIC Insured, 5.75%, 12/01/21 .............................................      1,500,000    1,546,440
 Kent State University Revenues,
 AMBAC Insured, 6.45%, 5/01/12 ........................................................................      1,195,000    1,287,170
 General Receipts, MBIA Insured, 5.50%, 5/01/28 .......................................................      5,920,000    5,902,062
 Kettering City School District, FGIC Insured, 5.25%, 12/01/22 ........................................      1,000,000      976,670
 Lake County Hospital Improvement Revenue, Lake Hospital System, Inc., Series B and C, AMBAC Insured,
 7.875%, 1/01/05 ......................................................................................      1,940,000    1,993,272
Pre-Refunded, 8.00%, 1/01/13    .......................................................................      2,185,000    2,244,257
 Lake Local School District, Stark County, AMBAC Insured, 6.25%, 12/01/09 .............................      1,000,000    1,087,360
 Lakota Local District GO, AMBAC Insured, 6.125%, 12/01/17 ............................................      3,200,000    3,413,728
 Lebanon Electric Revenue Mortgage, AMBAC Insured, 5.60%, 12/01/16 ....................................        795,000      797,997
 Liberty Benton Local School District, AMBAC Insured,
 6.00%, 12/01/15 ......................................................................................      2,000,000    2,120,540
 6.10%, 12/01/19 ......................................................................................      2,045,000    2,157,005
bLincolnview Local School District, FGIC Insured, 5.535%, 12/01/25 ....................................      4,225,000    4,194,622
 Lorain County Hospital Revenue, Refunding, Catholic Healthcare Partners,
 Series B, MBIA Insured, 5.50%, 9/01/27 ...............................................................      2,200,000    2,171,334
 Lucas County GO, Limited Tax, FGIC Insured, 8.00%,
 12/01/06 .............................................................................................        120,000      146,968
 12/01/08..............................................................................................        110,000      137,671
 Lucas County GO, Limited Tax, FGIC Insured, 8.00%, (cont.)
 12/01/09 .............................................................................................     $  120,000    $ 150,882
 12/01/10..............................................................................................        220,000      277,431
 Lucas County Hospital Revenue, MBIA Insured,
 Promedica Healthcare Obligation, Refunding, 5.75%,11/15/14 ...........................................      5,000,000    5,192,000
 St. Vincent Medical Center, Series B, Refunding, 5.25%, 8/15/20 ......................................      4,000,000    3,845,200
 St. Vincent Medical Center, Series C, 5.25%, 8/15/22 .................................................      4,140,000    3,973,158
 Mahoning County GO, Bridge Improvement, AMBAC Insured,
 Limited Tax, 7.20%, 12/01/09 .........................................................................      1,500,000    1,621,500
 Unlimited Tax, 7.15%, 12/01/04 .......................................................................      1,500,000    1,613,205
 Mahoning County Hospital Facilities Revenue, MBIA Insured,
 Western Reserve Care, 5.50%, 10/15/25 ................................................................      5,000,000    4,950,200
 Youngstown Hospital, Inc. Project, Series B, 7.00%, 10/15/08 .........................................      2,000,000    2,183,960
 Mansfield Hospital Improvement Revenue, Mansfield General Hospital Project,
 AMBAC Insured, 6.70%, 12/01/09 .......................................................................      2,500,000    2,755,475
 Marietta City School District, Series B, AMBAC Insured, 5.75%, 12/01/07 ..............................      1,000,000    1,061,210
 Marietta Sewer System Mortgage Revenue, BIG Insured, 7.50%, 11/01/07 .................................        500,000      512,730
 Marietta Water Revenue, AMBAC Insured, 5.95%, 12/01/21 ...............................................      3,875,000    4,018,956
 Marysville Exempted Village School District GO, MBIA Insured, 5.75%, 12/01/23 ........................      1,000,000    1,022,180
 Marysville Water Systems, Refunding, AMBAC Insured,
 5.40%, 12/01/13 ......................................................................................      1,000,000    1,003,470
 5.50%, 12/01/18 ......................................................................................      1,500,000    1,502,520
 Mason Sewer Systems Revenue, FGIC Insured, 6.00%, 12/01/19 ...........................................      1,935,000    2,021,669
 Massillon City School District GO, AMBAC Insured, Pre-Refunded, Series 1, 7.10%, 12/01/11 ............      1,500,000    1,626,075
 Maumee Hospital Revenue, Refunding, Saint Luke's Hospital Project,
  AMBAC Insured, 5.80%, 12/01/14 ......................................................................      2,755,000    2,870,710
 Medina City School District, FGIC Insured, 6.20%, 12/01/18 ...........................................      3,000,000    3,180,660
 Mentor Exempted Village School District, MBIA Insured,
 5.375%, 12/01/11 .....................................................................................      1,000,000    1,014,870
 6.625%, 12/01/13 .....................................................................................      2,000,000    2,162,260
 Pre-Refunded, 7.40%, 12/01/11 ........................................................................      2,040,000    2,224,457
 Miami County Hospital Facilities Revenue, Upper Valley Medical Center,
 Nursing Care, Inc., Series B, MBIA Insured, 6.50%, 5/01/21 ...........................................      1,340,000    1,420,360
 Middleburg Heights Hospital Revenue, Refunding, Southwest General Health Center,
 FSA Insured, 5.75%, 8/15/21 ..........................................................................      1,500,000    1,524,615
 Montgomery County Hospital Facilities Revenue, Kettering Medical Center , MBIA Insured,
 7.40%, 4/01/09 .......................................................................................     15,000,000   16,009,200
 5.50%, 4/01/26 .......................................................................................      2,000,000    1,979,980
 Pre-Refunded, 7.50%, 4/01/14 .........................................................................      5,000,000    5,366,250
 Montgomery County Revenue, Series A,
 Refunding, Miami Valley Hospital, AMBAC Insured, 6.25%, 11/15/12 .....................................      1,600,000    1,709,824
 Refunding, Miami Valley Hospital, AMBAC Insured, 6.25%, 11/15/16 .....................................      3,250,000    3,454,393
 Sisters of Charity Health Care, AMBAC Insured, 6.25%, 5/15/14 ........................................      1,780,000    1,892,389
 Sisters of Charity Health Care, MBIA Insured, 6.625%, 5/15/21 ........................................      1,565,000    1,662,140
 Muskingum County GO, AMBAC Insured,
 County Office Building Improvement, 7.20%, 12/01/10 ..................................................      1,000,000    1,098,450
 Justice Center Improvement, 6.375%, 12/01/17 .........................................................      1,695,000    1,815,921
 Napoleon City School District GO, AMBAC Insured, 5.375%, 12/01/18 ....................................      1,000,000      989,290
 New Lexington HDC, Mortgage Revenue, Refunding, Lincoln Park, Series A,
 MBIA Insured, FHA Insured, 5.85%, 1/01/21 ............................................................      1,100,000    1,129,920
 New Philadelphia City School District, School and Improvement, AMBAC Insured, 6.25%, 12/01/17 ........      2,000,000    2,126,420
 New Richmond Exempted Village School District GO, AMBAC Insured, 7.125%, 9/01/09 .....................      1,500,000    1,589,985
 Newark Water System, AMBAC Insured, 6.00%, 12/01/18 ..................................................      1,000,000    1,040,060
 North Olmsted GO, AMBAC Insured, 6.25%, 12/15/12 .....................................................      3,800,000    4,070,750
 North Ridgeville GO, AMBAC Insured, 5.125%, 12/01/13 .................................................      1,000,000      993,920
 North Ridgeville GO, City School District, AMBAC Insured, 6.30%, 12/01/17 ............................      2,900,000    3,103,928
 Northeastern Local School District, Clark County Improvement, FGIC Insured, 5.55%, 12/01/18 ..........      1,000,000    1,015,790
 Northridge Local School District, Licking, Knox and Del Counties Improvement,
 FSA Insured, 5.75%, 12/01/18 .........................................................................      1,090,000    1,126,537
 Northwest Local School District, Scioto County, AMBAC Insured, 7.05%, 12/01/14 .......................      2,000,000    2,197,680
 Norwalk Waterworks System Revenue, Series 1990, AMBAC Insured, Pre-Refunded, 7.20%, 4/01/15 ..........      1,000,000    1,094,280
 Ohio Capital Corp. for Housing Mortgage Revenue, Refunding, MBIA Insured,
 6.35%, 7/01/22 .......................................................................................      2,000,000    2,091,960
 6.90%, 7/01/24 .......................................................................................      4,215,000    4,396,456
 Series J, 6.50%, 1/01/25 .............................................................................      3,500,000    3,622,675
 Ohio Capital Corp. for Housing Mortgage Revenue, Refunding, MBIA Insured, (cont.)
 Westview Apartments, Series A, 6.125%, 1/01/15 .......................................................    $ 1,625,000  $ 1,700,579
 Westview Apartments, Series A, 6.25%, 1/01/23 ........................................................      2,565,000    2,673,217
 Ohio HFA, MFHR, Northridge Apartments, FGIC Insured, 10.35%, 12/01/25 ................................        770,000      841,271
 Ohio HFA, SFMR, GNMA Secured,
 Series-A, 7.65%, 3/01/29 .............................................................................      3,355,000    3,528,722
 Series-B, 7.40%, 9/01/15 .............................................................................        825,000      872,273
 Series-C, 8.00%, 9/01/08 .............................................................................      2,155,000    2,272,254
 Series-C, 8.125%, 3/01/20 ............................................................................      2,030,000    2,127,948
 Series-C, 7.85%, 9/01/21 .............................................................................      1,830,000    1,959,381
 Series-D, 7.50%, 9/01/13 .............................................................................      1,160,000    1,234,310
 Series-D, 7.05%, 9/01/16 .............................................................................      4,305,000    4,534,069
 Series-I, 7.60%, 9/01/16 .............................................................................      3,320,000    3,536,962
 Ohio Municipal Electric Generation Agency, AMBAC Insured, Joint Venture,
 5.625%, 2/15/16 ......................................................................................     13,000,000   13,161,070
 Certificates of Beneficial Interest, 5.375%, 2/15/24 .................................................      7,680,000    7,620,787
 Ohio State Air Quality Development Authority Revenue,
 Columbus Southern Power, Series A, FGIC Insured, 6.375%, 12/01/20 ....................................      4,000,000    4,260,640
 Refunding, Cincinnati Gas & Electric, MBIA Insured, 5.45%, 1/01/24 ...................................      5,000,000    4,924,000
 Refunding, JMG Funding, L.P., AMBAC Insured, 6.375%, 1/01/29 .........................................      1,230,000    1,305,116
 Refunding, JMG Funding, L.P., AMBAC Insured, 6.375%, 4/01/29 .........................................     15,245,000   16,176,012
 Refunding, PCR, FGIC Insured, 7.45%, 3/01/16 .........................................................      1,000,000    1,083,480
 Refunding, PCR, Ohio Edison, Series B, AMBAC Insured, 5.625%, 11/15/29 ...............................      5,400,000    5,418,792
 Refunding, PCR, Pennsylvania Power Co., AMBAC Insured, 6.45%, 5/01/27 ................................      7,000,000    7,458,430
 Ohio State Building Authority, Adult Correctional Facility, Series A,
 AMBAC Insured, 5.60%, 4/01/16 ........................................................................      2,000,000    2,025,400
 MBIA Insured, 6.125%, 10/01/13 .......................................................................     13,000,000   13,967,460
 Ohio State Department of Transportation, COP, Panhandle Rail Line Project,
 Series A, FSA Insured, 6.50%, 4/15/12 ................................................................      1,100,000    1,187,516
 Ohio state Education Loan Revenue, Series A-1, AMBAC Insured, 5.85%, 12/01/19 ........................      5,000,000    5,080,150
 Ohio State Higher Educational Facility Commission Revenue,
 Dayton University Project, FGIC Insured, 7.25%, 12/01/12 .............................................      2,050,000    2,273,286
 Dayton University Project, FGIC Insured, 7.25%, 12/01/12 .............................................        450,000      493,970
 Dayton University Project, FGIC Insured, 5.80%, 12/01/14 .............................................      1,300,000    1,333,514
 Dayton University Project, FGIC Insured, 6.75%, 12/01/15 .............................................      1,725,000    1,884,114
 Northern University Project, FGIC Insured, Pre-Refunded, 7.30%, 5/15/10 ..............................      1,135,000    1,226,742
 Xavier University, MBIA Insured, 5.375%, 5/15/22 .....................................................      5,000,000    4,962,400
 Xavier University Project, MBIA Insured, Pre-Refunded, 7.625%, 11/01/08 ..............................      1,500,000    1,562,565
 Ohio State Turnpike Commission, Turnpike Revenue, Series A,
 FGIC Insured, 5.75%, 2/15/24 .........................................................................      1,000,000    1,016,000
 MBIA Insured, 5.50%, 2/15/26 .........................................................................      5,400,000    5,392,062
 Ohio State Water Development Authority, PCR Facilities, Refunding,
 PA Power Co. Project, AMBAC Insured, 6.15%, 8/01/23 ..................................................      3,420,000    3,594,352
 Ohio State Water Development Authority Revenue,
 Fresh Water Service, AMBAC Insured, 5.90%, 12/01/21 ..................................................      8,750,000    9,050,388
 Refunding & Improvement, AMBAC Insured, 5.50%, 12/01/11 ..............................................      1,000,000    1,022,050
 Refunding & Improvement, Pure Water, AMBAC Insured, 5.50%, 12/01/18 ..................................      4,450,000    4,444,037
 Refunding, Cincinnati Gas, Series A, MBIA Insured, 5.45%, 1/01/24 ....................................      4,000,000    3,955,560
 Refunding, Dayton Power, Series A, AMBAC Insured, 6.40%, 8/15/27 .....................................      5,000,000    5,309,100
 Series I, AMBAC Insured, ETM, 7.00%, 12/01/09 ........................................................      2,000,000    2,346,640
 Olentangy Local School District GO, BIG Insured, 7.75%,
 12/01/08 .............................................................................................        375,000      471,701
 12/01/09 .............................................................................................        375,000      474,068
 12/01/10 .............................................................................................        375,000      475,639
 Olmsted Falls Local School District, FGIC Insured,
 7.05%, 12/15/11 ......................................................................................      1,000,000    1,118,870
 5.85%, 12/15/17 ......................................................................................      1,500,000    1,555,260
 Orrville Electric System Mortgage Revenue, Refunding, Series A and B,
 AMBAC Insured, 7.50%, 12/01/10 .......................................................................      2,500,000    2,650,750
 Orrville Sewer System Revenue, Improvement Mortgage, MBIA Insured, 7.875%, 12/01/12 ..................      4,100,000    4,218,203
 Orrville Water Systems Improvement Revenue, MBIA Insured, 6.125%, 12/01/18 ...........................      1,150,000    1,216,781
 Ottawa County GO, Catawba Isle, AMBAC Insured, 7.00%, 9/01/11 ........................................      1,500,000    1,657,830
 Ottawa County Sewer System Revenue, Refunding, Danbury Project,
 AMBAC Insured, 5.50%, 10/01/14 .......................................................................      1,950,000    1,977,261
 Painesville Township Local School District GO, Lake County, FGIC Insured,
 5.625%, 12/01/09 .....................................................................................    $ 3,240,000  $ 3,353,011
 5.65%, 12/01/15 ......................................................................................      4,490,000    4,602,430
 Perrysburg Exempted Village School District, AMBAC Insured, 6.00%, 12/01/15 ..........................      2,000,000    2,123,840
 Pickerington Local School District GO, Refunding, AMBAC Insured, 5.55%, 12/01/07 .....................      1,000,000    1,056,740
 Powell Village, Series A, MBIA Insured,
 5.55%, 12/01/17 ......................................................................................        840,000      849,727
 5.60%, 12/01/22 ......................................................................................        445,000      450,140
 Puerto Rico Commonwealth GO,
 FSA Insured, 5.40%, 7/01/25 ..........................................................................      3,000,000    2,974,140
 MBIA Insured. 5.75%,7/01/24 ..........................................................................      2,000,000    2,058,800
 Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 7/01/21 ...........................     11,000,000   11,228,140
 Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series A,
 AMBAC Insured, 5.50%, 7/01/21 ........................................................................      4,000,000    3,989,120
 Revere Local School District, AMBAC Insured, 12/01/16,
 5.25%, ...............................................................................................      2,000,000    1,990,240
6.00%,    .............................................................................................      1,600,000    1,685,856
 Reynoldsburg City School District, FGIC Insured, 12/01/17,
 6.55%, ...............................................................................................      1,300,000    1,396,863
 Refunding, 5.45%, ....................................................................................      4,075,000    4,095,008
 Rural Lorain County Water Authority, Water Resource Revenue, Refunding,
 AMBAC Insured, Pre-Refunded, 7.70%, 10/01/08 .........................................................      1,200,000    1,273,152
 Saint Mary's Electric System Mortgage Revenue, AMBAC Insured, 6.65%, 12/01/11 ........................        600,000      657,966
 Saint Mary's Waterworks Revenue, AMBAC Insured, 6.65%, 12/01/11 ......................................        750,000      822,458
 Salem GO, AMBAC Insured, 6.50%, 12/01/06 .............................................................      2,000,000    2,257,560
 South Euclid Lyndhurst City School District, FGIC Insured, 5.30%, 12/01/14 ...........................      1,000,000    1,004,260
 South Range Local School District, MBIA Insured, 6.15%, 12/01/18 .....................................        700,000      746,942
 South-Western City School District of Ohio, Franklin and Pickway Counties, FGIC Insured, ETM, 7.875%,
 12/01/03..............................................................................................        490,000      580,537
 12/01/04 .............................................................................................        550,000      661,694
 12/01/06 .............................................................................................        600,000      743,958
 12/01/07 .............................................................................................        600,000      737,964
 SouthWest Regional Water District, Water Revenue, MBIA Insured, 6.00%,
 12/01/15 .............................................................................................      1,000,000    1,050,530
 12/01/20 .............................................................................................        700,000      732,767
 Springboro Sewer Systems Revenue, Refunding, MBIA Insured, 5.70%, 6/01/18 ............................      1,410,000    1,435,944
 Springboro Water Systems Revenue, Refunding, AMBAC Insured, 5.45%, 12/01/18 ..........................      1,125,000    1,119,285
 Stark County GO, Refunding, AMBAC Insured, 5.70%, 11/15/17 ...........................................      2,775,000    2,831,138
 Stark County Sanitary Sewer System Revenue, Series A, MBIA Insured,
 Pre-Refunded, 7.75%, 11/15/18 ........................................................................      8,500,000    9,040,685
 Stark County Sewer District Improvement Bonds, FGIC Insured, 5.80%, 12/01/16 .........................      1,000,000    1,038,410
 Steubenville City School District, Series A, AMBAC Insured, 6.20%, 12/01/17 ..........................      2,075,000    2,221,059
 Struthers City School District, AMBAC Insured, 6.50%, 12/01/14 .......................................      1,750,000    1,907,588
 Summit County GO, Limited Tax, AMBAC Insured,
 Building Improvement, Pre-Refunded, 8.00%, 12/01/07 ..................................................        595,000      612,963
 Capital Improvement, Pre-Refunded, 8.00%, 12/01/07 ...................................................        315,000      324,510
 County Jail Improvement, Pre-Refunded, 7.85%, 12/01/08 ...............................................      3,530,000    3,764,357
 Justice Facilities, Pre-Refunded, 8.00%, 12/01/07 ....................................................        720,000      741,737
 Refunding, Series B, 6.95%, 8/01/08 ..................................................................        400,000      440,704
 Sewer System Improvement, Pre-Refunded, 8.00%, 12/01/07 ..............................................        610,000      628,416
 Water System Improvement, Pre-Refunded, 8.00%, 12/01/07 ..............................................        450,000      463,586
 Sylvania City School District, FGIC Insured, 5.75%, 12/01/22 .........................................      4,830,000    4,926,600
 Toledo GO, Limited Tax,
 AMBAC Insured, 5.95%, 12/01/15 .......................................................................      3,715,000    3,942,804
 AMBAC Insured, 6.00%, 12/01/16 .......................................................................      1,000,000    1,072,640
 FGIC Insured, 7.375%, 12/01/00 .......................................................................        500,000      540,665
 FGIC Insured, 7.375%, 12/01/02 .......................................................................        400,000      446,408
 FGIC Insured, 7.375%, 12/01/03 .......................................................................        650,000      734,052
 FGIC Insured, 7.375%, 12/01/04 .......................................................................        650,000      741,059
 FGIC Insured, 7.375%, 12/01/05 .......................................................................        650,000      746,532
 FGIC Insured, 7.375%, 12/01/06 .......................................................................        625,000      721,688
 MBIA Insured, 6.50%, 12/01/11 ........................................................................      4,500,000    4,903,020
 Toledo Sewerage System Mortgage Revenue, Series B, MBIA Insured,
 7.75%, 11/15/17 ......................................................................................    $ 2,320,000  $ 2,461,636
 Pre-Refunded, 7.75%, 11/15/17 ........................................................................      3,680,000    3,914,085
 Trumbull County Hospital Revenue, FGIC Insured,
 Refunding and Improvement, Series A, 6.25%, 11/15/12 .................................................      1,000,000    1,066,490
 Refunding, Series B, 6.90%, 11/15/12 .................................................................      2,000,000    2,188,120
 Twinsburg City School District, FSA Insured, 6.70%, 12/01/11 .........................................      4,000,000    4,337,480
 University of Cincinnati, MBIA Insured,
 COP, 6.75%, 12/01/09 .................................................................................      1,600,000    1,761,328
 General Receipt, Series W, 5.85%, 6/01/16 ............................................................      1,630,000    1,698,623
 University of Puerto Rico Revenue, Series M, MBIA Insured, 5.25%, 6/01/25 ............................      6,000,000    5,853,960
 University of Toledo General Receipt, FGIC Insured,
 5.30%, 6/01/18 .......................................................................................      2,000,000    1,950,680
 Refunding, Series A, 5.90%, 6/01/20 ..................................................................      5,500,000    5,622,815
 Upper Arlington County School District, MBIA Insured, 5.25%, 12/01/22 ................................      5,000,000    4,930,750
 Urbana Wastewater Treatment Plant GO, AMBAC Insured, 7.05%, 12/01/11 .................................      1,000,000    1,121,150
 Valley Local School District, AMBAC Insured, 7.00%, 12/01/13 .........................................      1,400,000    1,550,640
 Warren GO,
 MBIA Insured, 6.65%, 11/01/12 ........................................................................      2,415,000    2,664,808
 Refunding, AMBAC Insured, 5.50%, 11/15/13 ............................................................      1,015,000    1,030,966
 Wausen Exempt Village School District, Refunding and School Improvements,
 MBIA Insured, 5.50%, 12/01/17 ........................................................................      1,800,000    1,802,916
 Wayne Local School District, Warren County, AMBAC Insured, 6.10%, 12/01/24 ...........................      1,800,000    1,919,826
 Westerville, Minerva Park and Blendon Joint Township Hospital District Revenue,
 Refunding, St. Ann's Hospital, Series B, AMBAC Insured,
  ETM, 7.00%, 9/15/12 .................................................................................      5,000,000    5,378,150
 Wilmington City School District, FGIC Insured, 6.30%, 12/01/14 .......................................      2,000,000    2,132,880
 Wilmington Sewer System Revenue, Refunding, First Mortgage, MBIA Insured,
 5.20%, 2/15/13 .......................................................................................      1,085,000    1,082,678
 5.30%, 2/15/18 .......................................................................................      1,170,000    1,155,574
 Wilmington Water Revenue, First Mortgage System, AMBAC Insured,
 5.90%, 6/15/14 .......................................................................................      1,275,000    1,331,521
 6.00%, 6/15/21 .......................................................................................      2,510,000    2,624,305
 Woodmore Local School District, Refunding, AMBAC Insured, 5.65%, 12/01/08 ............................        500,000      526,520
 Wooster City School District, AMBAC Insured, 6.50%, 12/01/17 .........................................      8,700,000    9,822,200
 Worthington City School District, Refunding, FGIC Insured, 6.375%, 12/01/12 ..........................      2,350,000    2,515,675
 Youngstown State University, General Receipts, AMBAC Insured, 6.00%, 12/15/16 ........................      2,250,000    2,369,115
 Zane Trace Local School District, AMBAC Insured, 5.45%, 12/01/19 .....................................      1,000,000      996,070
                                                                                                                       ------------
 Total Long Term Investments (Cost $692,514,444).......................................................                 731,926,595
                                                                                                                       ------------
aShort Term Investments .2%
 Ohio State Air Quality Development Authority Revenue, Refunding, Environmental-Mead
 Corporation, Daily VRDN, 3.65%, 10/01/01 .............................................................        200,000      200,000
 Ohio State Air Quality Development Authority Revenue, Refunding,
 Cincinnati Gas & Electric, Series-A, Daily VRDN, 3.75%, 9/01/30 ......................................      1,000,000    1,000,000
 Puerto Rico Commonwealth Government Development Bank,
 Refunding, Weekly VRDN, and Put, 2.90%, 12/01/15 .....................................................        700,000      700,000
                                                                                                                       ------------
 Total Short Term Investments (Cost $1,900,000)........................................................                   1,900,000
                                                                                                                       ------------
 Total Investments (Cost $694,414,444) 99.0%...........................................................                 733,826,595
 Other Assets, less Liabilities 1.0%...................................................................                   6,907,416
                                                                                                                       ------------
 Net Assets 100.0% ....................................................................................                $740,734,011
                                                                                                                       ============

See glossary of abbreviations on page 96.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


See notes to financial statements.







Glossary of Abbreviations



AMBAC   - American Municipal Bond Assurance Corp.
BIG     - Bond Investors Guaranty Insurance Co. (acquired by MBIA in 1989 and no longer does business under this name.)
CDA     - Community Development Agency
COP     - Certificate of Participation
EDA     - Economic Development Authority/Agency
EDC     - Economic Development Co.
ETM     - Escrow to Maturity
FGIC    - Financial Guaranty Insurance Co.
FHA     - Federal Housing Authority/Agency
FNMA    - Federal National Mortgage Association
FSA     - Financial Security Assistance (some of the securities shown as FSA
          Insured were originally insured by Capital Guaranty Insurance Co.
          (CGIC) which was acquired by FSA in 1995 and no longer does business under this name).
GNMA    - Government National Mortgage Association
GO      - General Obligation
HDA     - Housing Development Authority/Agency
HDC     - Housing Development Corp.
HFA     - Housing Finance Authority/Agency
HFAR    - Housing Finance Agency Revenue
HFC     - Housing Finance Corp.
IDA     - Industrial Development Authority/Agency
IDAR    - Industrial Development Authority/Agency Revenue
IDB     - Industrial Development Board
IDR     - Industrial Development Revenue
ISD     - Independent School District
L. P.   - Limited Partnership
MBIA    - Municipal Bond Investors Assurance Corp.
MFHR    - Multi-Family Housing Revenue
MFMR    - Multi-Family Mortgage Revenue
MFR     - Multi-Family Revenue
MUD     - Municipal Utility District
PBA     - Public Building Authority
PCR     - Pollution Control Revenue
PUD     - Public Utility District
RDA     - Redevelopment Agency
RMR     - Residential Mortgage Revenue
SFHR    - Single Family Housing Revenue
SFMR    - Single Family Mortgage Revenue
SFRMR   - Single Family Residential Mortgage Revenue
UHSD    - Unified High School District
USD     - Unified School District



FRANKLIN TAX-FREE TRUST
Financial Statements


Statements of Assets and Liabilities
August 31, 1997 (unaudited)

                                                                                  Franklin     Franklin
                                                                               Arizona InsuredFlorida InsuredFranklin
                                                                                  Tax-Free     Tax-Free  Insured Tax-Free
                                                                                 Income Fund  Income Fund   Income Fund
Assets:
 Investments in securities:

  Cost .....................................................................     $43,043,016  $84,510,053$1,611,961,509
                                                                              --------------------------------------------
  Value ....................................................................      45,033,902   87,821,8921,708,800,420
                                                                              ============================================
 Cash ......................................................................          45,582      112,840    1,930,206
 Receivables:
  Investment securities sold ...............................................          15,331           --    2,670,448
  Capital shares sold ......................................................         122,091      184,513    1,033,652
  Interest .................................................................         466,932    1,531,400   24,926,809
  Affiliates ...............................................................              --       31,765           --
 Other assets ..............................................................           6,814           --           --
                                                                              --------------------------------------------
     Total assets ..........................................................      45,690,652   89,682,4101,739,361,535
                                                                              ============================================
Liabilities:
 Payables:
  Investment securities purchased ..........................................         503,148           --   33,071,985
  Capital shares redeemed ..................................................          15,000           --      974,684
  Affiliates ...............................................................          11,405       28,617      959,655
  Shareholders .............................................................           6,025       40,610    2,383,381
 Distributions to shareholders .............................................          53,210      105,240    2,081,162
 Other liabilities .........................................................              --           --       74,801
                                                                              --------------------------------------------
     Total liabilities .....................................................         588,788      174,467   39,545,668
                                                                              --------------------------------------------
      Net assets, at value .................................................     $45,101,864  $89,507,943$1,699,815,867
                                                                              ============================================
Net assets consist of:
 Undistributed net investment income .......................................        $ 71,520     $ 75,382          $--
 Accumulated distributions in excess of net investment income ..............              --           --     (102,408)
 Net unrealized appreciation ...............................................       1,990,886    3,311,839   96,838,911
 Accumulated net realized gain (loss) ......................................        (362,754)  (1,421,395)   9,095,737
 Capital shares ............................................................      43,402,212   87,542,1171,593,983,627
                                                                              --------------------------------------------
      Net assets, at value .................................................     $45,101,864  $89,507,943$1,699,815,867
                                                                              ============================================
Class I:
 Net assets, at value ......................................................     $45,101,864  $89,507,943$1,669,830,868
                                                                              ============================================
 Shares outstanding ........................................................       4,296,084    8,829,927  136,730,947
                                                                              ============================================
 Net asset value per share* ................................................          $10.50       $10.14       $12.21
                                                                              ============================================
 Maximum offering price per share (net asset value per share / 95.75%) .....          $10.97       $10.59       $12.75
                                                                              ============================================
Class II:

 Net assets, at value ......................................................              --           -- $ 29,984,999
                                                                              ============================================
 Shares outstanding ........................................................              --           --    2,443,581
                                                                              ============================================
 Net asset value per share* ................................................              --           --       $12.27
                                                                              ============================================
 Maximum offering price per share (net asset value per share / 99.00%) .....              --           --       $12.39

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.



See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

Statements of Assets and Liabilities (cont.)
August 31, 1997 (unaudited)

                                                                     Franklin     Franklin     Franklin      Franklin
                                                                   Massachusetts  Michigan     Minnesota       Ohio
                                                                 Insured Tax-FreeInsured Tax-FreeInsured Tax-Free  Insured Tax-Free
                                                                    Income Fund  Income Fund  Income Fund   Income Fund
Assets:
 Investments in securities:
  Cost ........................................................    $324,007,674$1,071,560,208$464,089,925 $694,414,444
                                                     ---------------------------------------------------------------------
  Value .......................................................     342,329,7271,131,134,084  485,870,240  733,826,595
 Cash .........................................................         738,011      365,775       44,228      149,021
 Receivables:
  Investment securities sold ..................................              --    5,100,000      110,436      940,000
  Capital shares sold .........................................         207,570    2,004,657      205,288      513,340
  Interest ....................................................       4,887,574   20,043,242    5,140,517   11,675,158
                                                     ====================================================================
     Total assets .............................................     348,162,8821,158,647,758  491,370,709  747,104,114
                                                     ====================================================================
Liabilities:
 Payables:
  Investment securities purchased..............................       3,906,647   10,335,677           --    4,205,811
  Capital shares redeemed......................................         275,650      371,588      216,564      245,602
  Affiliates...................................................         209,523      689,461      299,594      457,150
  Shareholders.................................................         262,905      991,822      486,511      539,757
 Distributions to shareholders.................................         400,547    1,399,015      584,617      869,903
 Other liabilities.............................................           2,891       79,045       72,212       51,880
                                                     ---------------------------------------------------------------------
     Total liabilities.........................................       5,058,163   13,866,608    1,659,498    6,370,103
                                                     ---------------------------------------------------------------------
      Net assets, at value.....................................    $343,104,719$1,144,781,150$489,711,211 $740,734,011
                                                     ====================================================================
Net assets consist of:
 Undistributed net investment income...........................            $ --     $     --    $ 308,586          $--
 Accumulated distributions in excess of net investment income..        (130,642)    (551,762)          --     (370,855)
 Net unrealized appreciation...................................      18,322,053   59,573,876   21,780,315   39,412,151
 Accumulated net realized gain ................................         804,025    2,474,308    2,364,231    1,116,451
 Capital shares................................................     324,109,2831,083,284,728  465,258,079  700,576,264
                                                     ---------------------------------------------------------------------
      Net assets, at value.....................................    $343,104,719$1,144,781,150$489,711,211 $740,734,011
                                                     ====================================================================
Class I:
 Net assets, at value .........................................    $332,620,598$1,119,272,506$482,865,393 $720,903,186
                                                     ====================================================================
 Shares outstanding............................................      28,635,265   93,298,330   39,940,884   58,739,548
                                                     ====================================================================
 Net asset value per share*....................................             $11.62       $12.00       $12.09       $12.27
                                                     ====================================================================
 Maximum offering price per share (net asset value per share / 95.75%)      $12.14       $12.53       $12.63       $12.81
                                                     ====================================================================
Class II:
 Net assets, at value .........................................    $ 10,484,121  $25,508,644   $6,845,817  $19,830,825
                                                     ====================================================================
 Shares outstanding............................................         899,183    2,114,696      564,269    1,608,437
                                                     ====================================================================
 Net asset value per share*....................................             $11.66       $12.06       $12.13       $12.33
                                                     ====================================================================
 Maximum offering price per share (net asset value per share / 99.00%)      $11.78       $12.18       $12.25       $12.45
                                                     ====================================================================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.



See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

Statements of Operations
for the six months ended August 31, 1997 (unaudited)

                                                                                  Franklin     Franklin
                                                                               Arizona InsuredFlorida InsuredFranklin
                                                                                  Tax-Free     Tax-Free  Insured Tax-Free
                                                                                 Income Fund  Income Fund   Income Fund
Investment income:
 Interest...................................................................      $1,181,436   $2,317,047  $52,014,575
                                                                              ----------------------------------------
Expenses:
 Management fees (Note 5)...................................................         134,328      261,452    3,913,991
 Distribution fees (Note 5)
  Class I...................................................................          19,650       37,880      668,663
  Class II..................................................................              --           --       82,753
 Transfer agent fees (Note 5)...............................................           7,130       11,327      284,858
 Custodian fees.............................................................             167          376       15,123
 Reports to shareholders....................................................           5,384        7,295      157,897
 Registration and filing fees...............................................           3,894        4,137       44,914
 Professional fees..........................................................           1,021        1,309       22,815
 Trustees' fees and expenses (Note 5).......................................             264          481       10,017
 Other......................................................................          11,571        7,266       68,182
                                                                              ----------------------------------------
  Total expenses............................................................         183,409      331,523    5,269,213
  Expenses waived/paid by affiliate (Note 5)................................        (100,271)    (185,189)          --
                                                                              ----------------------------------------
  Net expenses..............................................................          83,138      146,334    5,269,213
                                                                              ----------------------------------------
      Net investment income.................................................       1,098,298    2,170,713   46,745,362
                                                                              ----------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments..................................          70,405      (11,880)   9,132,459
 Net unrealized appreciation (depreciation) on investments..................         580,795    1,283,627     (867,107)
                                                                              ----------------------------------------
Net realized and unrealized gain............................................         651,200    1,271,747    8,265,352
                                                                              ----------------------------------------
Net increase in net assets resulting from operations........................      $1,749,498   $3,442,460  $55,010,714
                                                                              ========================================


See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

Statements of Operations (cont.)
for the six months ended August 31, 1997 (unaudited)

                                                                     Franklin     Franklin     Franklin            Franklin
                                                                   Massachusetts  Michigan     Minnesota           Ohio
                                                                 Insured Tax-FreeInsured Tax-FreeInsured Tax-Free  Insured Tax-Free
                                                                    Income Fund  Income Fund  Income Fund          Income Fund
Investment income:
 Interest .....................................................     $ 9,998,171  $33,971,123  $14,715,980  $21,668,578
                                                     ---------------------------------------------------------------------
Expenses:
 Management fees (Note 5) .....................................         879,836    2,673,996    1,218,477    1,760,330
 Distribution fees (Note 5)
  Class I .....................................................         132,321      474,517      197,754      304,456
  Class II ....................................................          25,612       74,389       20,021       57,445
 Transfer agent fees (Note 5) .................................          51,747      241,696      112,181      153,431
 Custodian fees ...............................................           1,448        5,410        2,409        3,812
 Reports to shareholders ......................................          28,248      128,490       58,147       75,883
 Registration and filing fees .................................           5,720       16,681       12,208        5,376
 Professional fees ............................................           3,981       16,572        6,867        7,619
 Trustees' fees and expenses (Note 5) .........................           2,162        7,522        3,449        4,206
 Other ........................................................          19,425       63,625       56,333       42,843
                                                     ---------------------------------------------------------------------
  Total expenses ..............................................       1,150,500    3,702,898    1,687,846    2,415,401
                                                     ---------------------------------------------------------------------
      Net investment income ...................................       8,847,671   30,268,225   13,028,134   19,253,177
                                                     ---------------------------------------------------------------------
Realized and unrealized gains:
 Net realized gain from investments ...........................         806,324    2,595,049    2,908,020    2,177,982
 Net unrealized appreciation on investments ...................       2,690,378    1,659,426      419,831    2,861,609
                                                     ---------------------------------------------------------------------
Net realized and unrealized gain ..............................       3,496,702    4,254,475    3,327,851    5,039,591
                                                     ---------------------------------------------------------------------
Net increase in net assets resulting from operations ..........     $12,344,373  $34,522,700  $16,355,985  $24,292,768
                                                     =====================================================================


See notes to financial statements.



FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended August 31, 1997 (unaudited) and the year ended February 28, 1997

                                                            Franklin Arizona Insured         Franklin Florida Insured
                                                              Tax-Free Income Fund             Tax-Free Income Fund
                                                             Six months   Year ended         Six months    Year ended
                                                            ended 8/31/97   2/28/97         ended 8/31/97    2/28/97
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................    $ 1,098,298   $ 2,067,720        $ 2,170,713   $ 3,829,611
  Net realized gain (loss) from investments ............         70,405        (5,619)           (11,880)     (119,240)
  Net unrealized appreciation (depreciation) on investments     580,795       (10,776)         1,283,627       (44,777)
                                                     ---------------------------------------------------------------------
      Net increase in net assets resulting from operations    1,749,498     2,051,325          3,442,460     3,665,594
 Distributions to shareholders from:
  Net investment income ................................     (1,114,496)   (2,055,948)        (2,145,980)   (3,811,701)
  Capital share transactions (Note 2)...................      4,773,734     1,498,955         11,034,564     7,739,653
                                                     ---------------------------------------------------------------------
      Net increase in net assets .......................      5,408,736     1,494,332         12,331,044     7,593,546
Net assets:
 Beginning of period ...................................     39,693,128    38,198,796         77,176,899    69,583,353
                                                     ---------------------------------------------------------------------
 End of period .........................................   $ 45,101,864  $ 39,693,128       $ 89,507,943  $ 77,176,899
                                                     =====================================================================
Undistributed net investment income included in net assets:
 Beginning of period ...................................       $ 87,718      $ 75,946           $ 50,649      $ 32,739
                                                     =====================================================================
 End of period .........................................       $ 71,520      $ 87,718           $ 75,382      $ 50,649
                                                     =====================================================================


See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the six months ended August 31, 1997 (unaudited) and the year ended February 28, 1997

                                                                Franklin Insured          Franklin Massachusetts Insured
                                                              Tax-Free Income Fund             Tax-Free Income Fund
                                                             Six months   Year ended         Six months    Year ended
                                                            ended 8/31/97   2/28/97         ended 8/31/97    2/28/97
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................   $ 46,745,362  $ 95,995,749        $ 8,847,671  $ 17,080,884
  Net realized gain from investments ...................      9,132,459       189,172            806,324     4,857,234
  Net unrealized appreciation (depreciation) on investments    (867,107)  (14,843,798)         2,690,378    (7,367,674)
                                                     ---------------------------------------------------------------------
      Net increase in net assets resulting from operations   55,010,714    81,341,123         12,344,373    14,570,444
 Distributions to shareholders from:
  Net investment income:
   Class I .............................................    (46,135,242)  (96,336,110)        (8,623,691)  (17,006,052)
   Class II ............................................       (630,860)     (757,108)          (187,275)     (230,919)
  In excess of net investment income:
   Class I .............................................       (102,408)           --           (130,642)      (36,375)
   Class II ............................................             --            --                 --          (330)
  Net realized gains:
   Class I .............................................             --            --         (1,225,175)           --
   Class II ............................................             --            --            (29,948)           --
 Capital share transactions (Note 2 ):
   Class I .............................................       (231,386)  (27,168,822)         5,468,791    26,245,016
   Class II ............................................      8,296,398    13,338,878          4,045,440     3,613,523
                                                     ---------------------------------------------------------------------
      Net increase (decrease) in net assets ............     16,207,216   (29,582,039)        11,661,873    27,155,307
Net assets:
 Beginning of period ...................................  1,683,608,651 1,713,190,690        331,442,846   304,287,539
                                                     ---------------------------------------------------------------------
 End of period ......................................... $1,699,815,867$1,683,608,651       $343,104,719  $331,442,846
                                                     =====================================================================
Undistributed net investment income (accumulated distributions in excess of net investment income) included in net assets:
 Beginning of period ...................................       $ 20,740   $ 1,118,209          $ (36,705)    $ 156,087
                                                     =====================================================================
 End of period .........................................     $ (102,408)     $ 20,740         $ (130,642)    $ (36,705)
                                                     =====================================================================


See notes to financial statements.



FRANKLIN TAX-FREE TRUST

Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the six months ended August 31, 1997 (unaudited) and the year ended February 28, 1997

                             Franklin Michigan Insured       Franklin Minnesota Insured         Franklin Ohio Insured
                               Tax-Free Income Fund             Tax-Free Income Fund            Tax-Free Income Fund
                              Six months   Year ended         Six months   Year ended         Six months    Year ended
                             ended 8/31/97   2/28/97         ended 8/31/97   2/28/97         ended 8/31/97    2/28/97
Increase (decrease) in net assets:
 Operations:
  Net investment income      $ 30,268,225 $ 61,749,585       $ 13,028,134 $ 26,628,971       $ 19,253,177 $ 37,792,356
  Net realized gain (loss)
 from investments               2,595,049    4,589,908          2,908,020     (540,028)         2,177,982    4,543,907
  Net unrealized appreciation
 (depreciation) on
 investments                    1,659,426  (11,934,831)           419,831   (4,659,743)         2,861,609   (5,685,110)
                         -----------------------------------------------------------------------------------------------
      Net increase in net
 assets resulting
 from operations               34,522,700   54,404,662         16,355,985   21,429,200         24,292,768   36,651,153
 Distributions to shareholders from:
  Net investment income:
   Class I                    (29,501,166) (61,003,949)       (12,839,557) (26,722,891)       (18,572,577) (37,223,762)
   Class II                      (553,336)    (634,617)          (143,011)    (132,990)          (421,743)    (514,622)
  In excess of net investment income:
   Class I                       (551,762)    (213,723)                --           --           (370,855)    (258,857)
  Net realized gains:
   Class I                     (4,602,602)          --                 --           --                 --           --
   Class II                       (97,242)          --                 --           --                 --           --
 Capital share transactions (Note 2):
   Class I                      8,537,160    3,608,574         (2,578,669)  (4,581,379)        17,766,417   13,994,327
   Class II                     5,328,427   13,400,553          1,945,320    3,688,022          3,894,326    9,628,987
                         -----------------------------------------------------------------------------------------------
      Net increase (decrease)
 in net assets                 13,082,179    9,561,500          2,740,068   (6,320,038)        26,588,336   22,277,226
Net assets:
 Beginning of period        1,131,698,9711,122,137,471        486,971,143  493,291,181        714,145,675  691,868,449
                         -----------------------------------------------------------------------------------------------
 End of period             $1,144,781,150$1,131,698,971      $489,711,211 $486,971,143       $740,734,011 $714,145,675
                         ===============================================================================================
Undistributed net investment
 income (accumulated distributions
 in excess of net investment income)
 included in net assets:
 Beginning of period           $ (213,723)  $ (111,019)         $ 263,020    $ 489,930         $ (258,857)   $ (53,972)
                         ===============================================================================================
 End of period                 $ (551,762)  $ (213,723)         $ 308,586    $ 263,020         $ (370,855)  $ (258,857)
                         ===============================================================================================


See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-eight separate series. All funds included in this report (the Funds) are diversified except the Franklin Arizona Insured Tax-Free Income Fund and the Franklin Florida Insured Tax-Free Income Fund. The investment policy of the Funds is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

a. Security Valuation

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Insurance

The scheduled payments of interest and principal for each long-term municipal security in the Trust is insured by either a new issue insurance policy, a portfolio insurance policy, a secondary insurance policy, or by collateral guaranteed by an agency of the U.S. government.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security, included as an expense of the fund, or paid by a third party.

c. Income Taxes

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

e. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. TRUST SHARES

The Funds, except the Franklin Arizona Insured Tax-Free Income Fund and the Franklin Florida Insured Tax-Free Income Fund, offer two classes of shares:
Class I and Class II. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.


2. TRUST SHARES (cont.)

At August 31, 1997, there were an unlimited number of shares authorized (no par value). Transactions in the Fund's shares were as follows:

                                Franklin Arizona Insured        Franklin Florida Insured            Franklin Insured
                                  Tax-Free Income Fund            Tax-Free Income Fund            Tax-Free Income Fund
Class I Shares:                   Shares       Amount             Shares        Amount            Shares        Amount
Six months ended August 31, 1997
 Shares sold ............         817,789  $ 8,472,706          1,599,187  $15,997,438          8,740,237 $106,047,398
 Shares issued in reinvestment
  of distributions ......          40,835      424,342             73,006      731,852          1,626,639   19,753,373
 Shares redeemed ........        (393,939)  (4,123,314)          (570,947)  (5,694,726)       (10,389,214)(126,032,157)
                         -----------------------------------------------------------------------------------------------
 Net increase (decrease)          464,685  $ 4,773,734          1,101,246  $11,034,564            (22,338)$   (231,386)
                         ===============================================================================================
Year ended February 28, 1997
 Shares sold ............       1,063,087  $10,804,634          2,159,414  $21,306,582         15,746,969 $190,229,186
 Shares issued in reinvestment
  of distributions ......          84,472      860,990            134,268    1,324,324          3,354,125   40,515,344
 Shares redeemed ........      (1,004,299) (10,166,669)        (1,507,044) (14,891,253)       (21,353,609)(257,913,352)
                         -----------------------------------------------------------------------------------------------
 Net increase (decrease)          143,260  $ 1,498,955            786,638  $ 7,739,653         (2,252,515)$(27,168,822)
                         ===============================================================================================
Class II Shares:
Six months ended August 31, 1997
 Shares sold .............................................................................        792,322  $ 9,658,745
 Shares issued in reinvestment
  of distributions .......................................................................         32,735      399,756
 Shares redeemed .........................................................................       (144,371)  (1,762,103)
                                                                                          ----------------------------
 Net increase ............................................................................        680,686  $ 8,296,398
                                                                                          ============================
Year ended February 28, 1997
 Shares sold .............................................................................      1,172,093 $ 14,208,657
 Shares issued in reinvestment
  of distributions .......................................................................         39,161      475,591
 Shares redeemed .........................................................................       (110,718)  (1,345,370)
                                                                                           ---------------------------
 Net increase ............................................................................      1,100,536 $ 13,338,878
                                                                                           ===========================

                                                                 Franklin Massachusetts         Franklin Michigan Insured
                                                              Insured Tax-Free Income Fund        Tax-Free Income Fund
Class I Shares:                                                   Shares        Amount            Shares        Amount
Six months ended August 31, 1997
 Shares sold ............................................       1,595,949  $18,365,648          4,250,885 $ 50,775,016
 Shares issued in reinvestment of distributions .........         416,556    4,809,979          1,475,079   17,649,638
 Shares redeemed ........................................      (1,539,702) (17,706,836)        (5,017,105) (59,887,494)
                                                     ---------------------------------------------------------------------
 Net increase ...........................................         472,803  $ 5,468,791            708,859  $ 8,537,160
                                                     =====================================================================
Year ended February 28, 1997
 Shares sold ............................................       4,567,263  $52,464,615          7,814,075 $ 93,018,944
 Shares issued in reinvestment of distributions .........         640,639    7,340,858          2,519,009   30,001,284
 Shares redeemed ........................................      (2,926,859) (33,560,457)       (10,033,049)(119,411,654)
                                                     ---------------------------------------------------------------------
 Net increase ...........................................       2,281,043  $26,245,016            300,035  $ 3,608,574
                                                     =====================================================================
2. TRUST SHARES (cont.)
                                                                 Franklin Massachusetts             Franklin Michigan
                                                                    Insured Tax-Free                Insured Tax-Free
                                                                       Income Fund                     Income Fund
Class II Shares:                                                  Shares        Amount            Shares        Amount
Six months ended August 31, 1997
 Shares sold ............................................         371,044  $ 4,303,415            589,752  $ 7,074,685
 Shares issued in reinvestment of distributions .........          14,496      168,210             38,040      457,755
 Shares redeemed ........................................         (36,788)    (426,185)          (183,823)  (2,204,013)
                                                     ---------------------------------------------------------------------
 Net increase ...........................................         348,752  $ 4,045,440            443,969  $ 5,328,427
                                                     =====================================================================
Year ended February 28, 1997
 Shares sold ............................................         316,475  $ 3,638,171          1,155,661  $13,825,406
 Shares issued in reinvestment of distributions .........          15,223      175,286             36,857      441,821
 Shares redeemed ........................................         (17,305)    (199,934)           (72,368)    (866,674)
                                                     ---------------------------------------------------------------------
 Net increase ...........................................         314,393  $ 3,613,523          1,120,150  $13,400,553
                                                     =====================================================================
                                                                   Franklin Minnesota             Franklin Ohio Insured

                                                                  Tax-Free Income Fund            Tax-Free Income Fund
Class I Shares:                                                   Shares        Amount            Shares        Amount
Six months ended August 31, 1997
 Shares sold ............................................       1,525,337  $18,292,548          3,922,046  $47,690,597
 Shares issued in reinvestment of distributions .........         554,136    6,650,962            751,453    9,155,621
 Shares redeemed ........................................      (2,296,564) (27,522,179)        (3,213,563) (39,079,801)
                                                     ---------------------------------------------------------------------
 Net increase (decrease) ................................        (217,091) $(2,578,669)         1,459,936  $17,766,417
                                                     =====================================================================
Year ended February 28, 1997
 Shares sold ............................................       3,044,882  $36,326,513          5,875,366  $70,906,972
 Shares issued in reinvestment of distributions .........       1,139,291   13,599,170          1,470,891   17,763,260
 Shares redeemed ........................................      (4,566,009) (54,507,062)        (6,187,100) (74,675,905)
                                                     ---------------------------------------------------------------------
 Net increase (decrease) ................................        (381,836) $(4,581,379)         1,159,157  $13,994,327
                                                     =====================================================================
Class II Shares:
Six months ended August 31, 1997
 Shares sold ............................................         186,802  $ 2,241,166            376,992  $ 4,594,318
 Shares issued in reinvestment of distributions .........           7,410       89,321             24,558      300,979
 Shares redeemed ........................................         (32,017)    (385,167)           (82,297)  (1,000,971)
                                                     ---------------------------------------------------------------------
 Net increase ...........................................         162,195  $ 1,945,320            319,253  $ 3,894,326
                                                     =====================================================================
Year ended February 28, 1997
 Shares sold ............................................         335,271  $ 4,021,564            868,125  $10,536,543
 Shares issued in reinvestment of distributions .........           7,301       87,474             29,854      362,556
 Shares redeemed ........................................         (35,169)    (421,016)          (105,328)  (1,270,112)
                                                     ---------------------------------------------------------------------
 Net increase ...........................................         307,403  $ 3,688,022            792,651  $ 9,628,987
                                                     =====================================================================



3. INCOME TAXES

At February 28, 1997, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                                                                Franklin
                                                    Franklin ArizonaFranklin FloridaFranklin    Minnesota  Franklin Ohio
                                                    Insured Tax-FreeInsured Tax-FreeInsured Tax-Free     Insured Tax-Free  Insured
Tax-Free
                                                       Income Fund  Income Fund  Income Fund   Income Fund  Income Fund
Capital loss carryovers expiring in: 2002 ............   $ 21,282     $  16,913          $--          $--          $--
                                     2003 ............    394,514     1,225,446        37,322        2,767    1,059,282
                                     2004 ............       --            --             --           --
                                     2005 ............     17,363       167,156           --      540,028           --
                                                     ---------------------------------------------------------------------
                                                          $433,159    $1,409,515      $37,322     $542,795  $1,059,282
                                                     =====================================================================
At August 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                                                     Franklin                   Franklin
                          Franklin ArizonaFranklin FloridaFranklin MassachusettsFranklin MichiganMinnesota Franklin Ohio
                          Insured Tax-FreeInsured Tax-FreeInsured Tax-Free    Insured Tax-FreeInsured Tax-FreeInsured Tax-Free
Insured Tax-Free
                             Income Fund  Income Fund  Income Fund  Income Fund  Income Fund   Income Fund  Income Fund
Investments at cost .......   $43,043,016 $84,510,053 $1,611,964,628 $324,007,674 $1,071,672,234$464,090,919 $694,414,444
                           ----------------------------------------------------------------------------------------------
Unrealized appreciation ...   $ 1,993,781 $ 3,454,749 $ 97,585,238  $ 18,521,816 $ 59,657,596 $ 21,788,028 $ 39,676,061
Unrealized depreciation ...       (2,895)   (142,910)    (749,446)     (199,763)    (195,746)      (8,707)    (263,910)
                           ----------------------------------------------------------------------------------------------
Net unrealized
 appreciation                 $ 1,990,886  $ 3,311,839  $ 96,835,792 $ 18,322,053 $ 59,461,850 $ 21,779,321 $ 39,412,151
                           ==============================================================================================

Net investment income differs for financial statement and tax purposes primarily due to differences between book and tax recognition of dividend distributions.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.


4. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended August 31, 1997 were as follows:


                                                                     Franklin                   Franklin
                          Franklin ArizonaFranklin FloridaFranklin MassachusettsFranklin MichiganMinnesota Franklin Ohio
                          Insured Tax-FreeInsured Tax-FreeInsured Tax-Free    Insured Tax-FreeInsured Tax-FreeInsured Tax-Free
Insured Tax-Free
                             Income Fund  Income Fund  Income Fund  Income Fund  Income Fund   Income Fund  Income Fund
Purchases ..............      $9,111,428  $12,259,924 $273,099,101   $66,829,618 $132,713,524  $43,738,455  $62,701,429
Sales ..................      $4,212,840  $ 2,363,032 $250,525,954   $44,701,010 $120,161,743  $47,134,367  $39,123,122


5. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers or directors of Franklin/Templeton Distributors, Inc. (Distributors), Franklin Advisers Inc. (Advisers), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Funds' principal underwriter, investment manager, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

        Annualized Fee RateMonth-End Net Assets
            0.625%       First $100 million
            0.50%        Over $100 million, up to and including $250 million
            0.45%        In excess of $250 million

5. TRANSACTIONS WITH AFFILIATES (cont.)

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees and assume payment of other expenses for the Franklin Arizona Insured Tax-Free Income Fund and the Franklin Florida Insured Tax-Free Income Fund, as noted in the Statements of Operations.

The Funds reimburse Distributors up to 0.10% and 0.65% per year of their average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Funds' shares.

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:



                                                                     Franklin                   Franklin
                          Franklin ArizonaFranklin FloridaFranklin MassachusettsFranklin MichiganMinnesota Franklin Ohio
                          Insured Tax-FreeInsured Tax-FreeInsured Tax-Free    Insured Tax-FreeInsured Tax-FreeInsured Tax-Free
Insured Tax-Free
                             Income Fund  Income Fund  Income Fund  Income Fund  Income Fund   Income Fund  Income Fund
Net commissions
 received (paid) ............    $14,141     $(16,434)   $(103,502)     $(14,731)     $(2,629)     $10,669     $(33,558)
Contingent deferred
 sales charges ..............         --           --      $ 8,509       $ 1,890      $12,850        $ 389      $ 4,120

6. CREDIT RISK

The Funds have investments in excess of 10% of their total net assets in their respective states. Such concentration may subject the Funds more significantly to economic changes occurring within those states.


Franklin Tax-Free Trust #1 & #4 (Insured Series) Semi-Annual Report August 31, 1997

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304(a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie format the total return of the municipal bond market over a ten-year period, from 9/1/87 to 8/31/97.

Over the Long Term, Income Drives Total Return Municipal Bond Market

Income                        84.01%
Appreciation on Initial       15.99%
   Investment

GRAPHIC MATERIAL (2)

This bar chart shows the percentage of insured vs. Non-insured municipal bond issuance over a three-year period.

Insured and Non-Insured Municipal Bonds as a Percentage of Total Long-Term Investments

Year                    Insured Bonds     Non-Insured Bonds
1994                    37%               63%
1995                    43%               57%
1996                    47%               53%
1997                    61%               39%

GRAPHIC MATERIAL (3)

This chart shows in bar format the dollar amount (in billions) of new long-term municipal bond issuance from 1987 to 1997: $105 (1987); $117.3
(1988); $125 (1989); $127.8 (1990); $172.4 (1991); $234.7 (1992); $292.2
(1993); $164.8 (1994); $160.3 (1995); $183.5 (1996); $105.7 (1997).

GRAPHIC MATERIAL (4)

This chart shows in bar format the comparison between the fund's distribution rate of 5.03% and the taxable equivalent rate of 8.78%.

GRAPHIC MATERIAL (5)

This chart shows in bar format the comparison between the fund's distribution rate of 4.99% and the taxable equivalent rate of 8.25%.

GRAPHIC MATERIAL (6)

This chart shows in bar format the comparison between the fund's Class I distribution rate of 5.18% and the taxable equivalent rate of 8.57%.

GRAPHIC MATERIAL (7)

This chart shows in bar format the comparison between the fund's Class II distribution rate of 4.75% and the taxable equivalent rate of 7.86%.

GRAPHIC MATERIAL (8)

This chart shows in bar format the comparison between the fund's Class I distribution rate of 4.94% and the taxable equivalent rate of 9.30%.

GRAPHIC MATERIAL (9)

This chart shows in bar format the comparison between the fund's Class II distribution rate of 4.49% and the taxable equivalent rate of 8.45%.

GRAPHIC MATERIAL (10)

This chart shows in bar format the comparison between the fund's Class I distribution rate of 5.17% and the taxable equivalent rate of 8.96%.

GRAPHIC MATERIAL (11)

This chart shows in bar format the comparison between the fund's Class II distribution rate of 4.72% and the taxable equivalent rate of 8.17%.

GRAPHIC MATERIAL (12)

This chart shows in bar format the comparison between the fund's Class I distribution rate of 5.04% and the taxable equivalent rate of 9.11%.

GRAPHIC MATERIAL (13)

This chart shows in bar format the comparison between the fund's Class II distribution rate of 4.63% and the taxable equivalent rate of 8.38%.

GRAPHIC MATERIAL (14)

This chart shows in bar format the comparison between the fund's Class I distribution rate of 4.96% and the taxable equivalent rate of 8.84%.

GRAPHIC MATERIAL (15)

This chart shows in bar format the comparison between the fund's Class II distribution rate of 4.55% and the taxable equivalent rate of 8.10%.



Semi
Annual
Report

                               August 31, 1997

Franklin Tax-Free Trust

   Franklin Alabama Tax-Free Income Fund
   Franklin Florida Tax-Free Income Fund
   Franklin Georgia Tax-Free Income Fund
   Franklin Kentucky Tax-Free Income Fund
   Franklin Louisiana Tax-Free Income Fund
   Franklin Maryland Tax-Free Income Fund
   Franklin Missouri Tax-Free Income Fund
   Franklin North Carolina Tax-Free Income Fund
   Franklin Texas Tax-Free Income Fund
   Franklin Virginia Tax-Free Income Fund

CELEBRATING 50 YEARS

This year marks 50 years of business for Franklin Templeton. Over these years, the mutual fund industry has experienced profound changes in technology, regulations and customer expectations. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest around the globe. We thank you for your past support and look forward to serving your investment needs in the years ahead.


Charles B. Johnson (left), chairman
of Franklin Tax-Free Trust and
Thomas Kenny (right), director of Franklin's Municipal Bond Department

CONTENTS

Shareholder Letter                             1
Special Feature:
Q&A with Thomas J. Kenny                       3
Fund Reports
 Franklin Alabama
 Tax-Free Income Fund                          6
 Franklin Florida
 Tax-Free Income Fund                         12
 Franklin Georgia
 Tax-Free Income Fund                         18
 Franklin Kentucky
 Tax-Free Income Fund                         24
 Franklin Louisiana
 Tax-Free Income Fund                         28
 Franklin Maryland
 Tax-Free Income Fund                         34
 Franklin Missouri
 Tax-Free Income Fund                         40
 Franklin North Carolina
 Tax-Free Income Fund                         46
 Franklin Texas
 Tax-Free Income Fund                         52
 Franklin Virginia
 Tax-Free Income Fund                         58
Glossary of
Investment Terms                              64
Bond Ratings                                  66
Financial Highlights and
Statement of Investments                      68
Financial Statements                         116
Notes to Financial Statements                124


SHAREHOLDER LETTER

Dear Shareholder:

It's a pleasure to bring you the Franklin Tax-Free Trust's semi-annual report for the period ended August 31, 1997.

During the six months under review, the U.S. economy continued its healthy expansion. In March, the Federal Reserve Board (the Fed) raised short-term interest rates 25 basis points, from 5.25% to 5.50%. The Fed's rate increase was in response to tight labor markets and its concern that possible wage demands could lead to inflation. Subsequently, interest rates reached their highest point of the year in April. Concerns over inflation soon dissipated, however, as reports released later in the period indicated few signs of inflation and showed economic growth was moderating. In this low-inflation and moderate-growth environment, interest rates ended near where they began. The 30-year U.S. Treasury bond started the six-month period offering a rate of 6.80% and finished at 6.57% on August 31, 1997.1



1. Source: Micropal.

Over the period, we have continued to see many insured municipal issues brought to the market. As individual state economies enjoyed healthy growth, state and local governments witnessed an increase in their revenues. Voter resistance toward higher taxes helped restrain government spending, causing government fiscal positions and credit ratings to strengthen. As credit qualities have risen, municipal bond insurance has become relatively cheap for state and local governments. Furthermore, increased competition among the municipal insurance companies have also contributed to lower insurance costs for issuers. Overall, municipal issuers have favored insured bonds because of the stronger market appeal for this type of security.

Our Municipal Bond Department reacted to the opportunities inherent in both the increased issues of insured bonds and the prepayment of outstanding municipal securities. As a policy -- and as the market permits -- we continue to enjoy the income from prerefunded holdings until they have a term left of approximately five years. Ideally, at this time the gains are captured and the proceeds are reinvested in bonds with greater call protection.

As always, we continue to stress a long-term investment perspective. The financial markets always have been -- and probably always will be -- subject to daily fluctuation. No one can predict the future performance of the securities markets, but history has shown that, over the long term, stocks and bonds have delivered impressive results when income is left to compound.
We encourage you to review your investment program periodically with your investment representative, and focus on your continuing long-term goals. If you have any questions concerning the funds in the Franklin Tax-Free Trust, we welcome the opportunity to answer them.

Sincerely,

Charles B. Johnson
Chairman
Franklin Tax-Free Trust

Thomas J. Kenny
Director
Franklin Municipal Bond Department

Q&A

Thomas J. Kenny, director of Franklin's Municipal Bond Department, discusses some issues facing the municipal bond market.


SPECIAL FEATURE:
Q&A WITH THOMAS J. KENNY

Q: Tom, the U.S. economy has shown strong growth, yet increased inflation hasn't been an issue. Any thoughts why not?


Many factors have contributed to the current economic environment in the U.S. Most notably: 1) The U.S. currently has one of the strongest economies in the world, with U.S. dollar-denominated assets in worldwide demand, which has led to a stronger U.S. dollar and cheaper foreign goods; 2) technology has enabled U.S. corporations to improve productivity efficiency, which has improved their bottom lines without raising prices; 3) until recently, labor forces have not renegotiated salary/wage contracts in lieu of job security; and 4) consumers have become more price conscious, requiring companies to be more competitive to maintain market share.

Q: Did the Federal Reserve Board's quarter-point interest rate hike in March
-- and further neutral activity -- have any effect on the municipal bond market?

The Fed raised rates in March in a pre-emptive move against inflation as labor markets continued to strengthen. The Fed's tightening injected volatility into the fixed-income markets, as participants were uncertain about the future posturing by the Federal Reserve Board. Though it generally trended with the government market, the municipal market was slightly less volatile due to price support from comparatively low levels of municipal bond supply. As economic numbers indicate that the economy has continued on its path of moderate growth and low levels of inflation, we have seen overall interest rates trend downward.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Q: It seems that portfolio managers have been increasing their purchases of insured bonds. Why is that?

First of all, more municipal issues have been brought to the market as insured. Municipal bond insurers currently insure approximately 60% of new issues, and also make insurance available for secondary market securities. Second, the sustained low interest rate environment has increased demand for lower quality, higher yielding securities (causing their yields to decline), which has contributed to the narrowing of quality spreads between insured bonds and lower quality bonds. Simply speaking, we think insured bonds have generally offered the best relative value in the municipal market.

Q: Do you anticipate any impact to the municipal bond market as a result of the recent tax law changes?

Fortunately, the new tax law changes have not altered the tax advantages enjoyed by municipal bonds. Municipals continue to distribute income that is free from federal and state income taxes. It is difficult to determine the extent to which investors might change their investment strategies based upon the reduced capital gains rate and other tax rule changes. However, we currently do not expect any significant impact on the municipal bond market.

Q: What is your outlook for the municipal bond market for the remainder of 1997?

We expect the municipal bond market to do well through the rest of the year as the demand for municipals remains strong -- retail investors, insurance companies and institutional investors remain active in the market. Even with the adoption of the recent tax legislation, tax equivalent yields remain attractive and should lend some support for asset allocation into the municipal arena.

Thanks for sharing your thoughts, Tom.


GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN ALABAMA TAX-FREE INCOME FUND


We are pleased to announce that the Franklin Alabama
Tax-Free Income Fund celebrated its 10th anniversary in September 1997 by paying its 117th consecutive monthly income dividend. Since the fund's first dividend payment on January 15, 1988, it has helped investors increase their income potential by reducing their tax burdens. We remain committed to helping you achieve your investment goals.


Your Fund's Objective: Seeks to provide high, current income exempt from regular federal and Alabama state personal income taxes through a portfolio consisting primarily of Alabama municipal bonds.1


State Update
During the period, Alabama's economic base experienced increased diversification, with growth in high-tech firms, health care and business services. Over the last several years, Alabama has created aggressive economic development policies that have fueled growth. These policies have aided in attracting significant investments, offsetting losses in the state's traditional manufacturing industries such as textiles, apparel, and food processing. As a result, per capita personal income growth has outpaced the national average in recent years.

Alabama's economy is expected to grow at a stronger pace throughout the remainder of 1997, with employment forecast to increase 1.6%.2 A stabilized manufacturing sector and expanding services and trade sectors account for much of the expected growth. For example, the opening of a Mercedes-Benz assembly plant should aid the manufacturing sector. With Alabama's moderate economic growth, the Alabama Special Education Trust Fund (the state's largest operating fund) has averaged approximately 3.6% revenue growth over the past three years. As of May 26, 1997, fiscal 1997 revenues are slightly ahead of the 5.3% increase anticipated.3



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Standard & Poor's Creditweek Municipal, 5/26/97.
3. Ibid.


Portfolio Notes

During the six-month reporting period, we continued to sell prerefunded bonds and buy debt securities with longer call protections. Generally, we attempt to replace prerefunded bonds when their call dates are approximately five years away with bonds that have better call protection. Prerefunded bonds' values decline rapidly to their call price, as they approach five years to their call date. Thus selling prerefunded bonds can help extend the fund's income earning potential and protect your share value. As a result of this investment strategy, prerefunded bond holdings decreased from 5.1% to 2.4% of the fund's total long-term investments over the course of the reporting period.

Although the supply of Alabama bonds remained light, we were able to make several new purchases, including Jefferson, AL, Sewer Revenue Bonds; Lee Co., AL, General Obligation Warrants; and Birmingham, AL, Baptist Medical Center. Looking forward, we expect the supply to remain low, and we plan to focus our efforts on purchasing Alabama current coupon bonds that represent good values.


GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Alabama
Tax-Free Income Fund
Portfolio Breakdown on 8/31/97


           % of Total
            Long-Term
Sector     Investments
Utilities       33.1%
Hospitals       19.4%
General
 Obligation     15.0%
Industrial      10.5%
Housing          6.2%
Education        4.3%
Transportation   4.0%
Health Care      2.8%
Prerefunded      2.4%
Other Revenue    2.3%



For a complete list of portfolio holdings, please see page 69.




PERFORMANCE SUMMARY


Franklin Alabama
Tax-Free Income Fund
Class I
Dividend Distributions

3/1/97 - 8/31/97*

            Dividend
Month       per Share
March         5.5 cents
April         5.5 cents
May           5.5 cents
June          5.5 cents
July          5.5 cents
August        5.5 cents
Total        33.0 cents


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

PERFORMANCE SUMMARY

CLASS I

The Franklin Alabama Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 7.0 cents, from $11.73 on February 28, 1997, to $11.80 on August 31, 1997.

The fund posted a cumulative total return of 3.78% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

In addition to distributing 5.5 cents ($0.055) per share in dividend income, the fund paid out a long-term capital gain of 3.88 cents ($0.0388) in June 1997. Distributions will vary, depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not indicative of future trends.

At the end of this reporting period, the fund's distribution rate was 5.36%, based on an annualization of the current monthly dividend of 5.5 cents ($0.055) per share and the maximum offering price of $12.32 on August 31, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Alabama state personal income tax bracket would need to earn 9.34% from a taxable investment to match the fund's tax-free distribution rate.



GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Alabama Tax-Free Income Fund - Class I

Periods ended 8/31/97

                                                  Since
                                                Inception
                                 1-Year  5-Year (9/1/87)
Cumulative Total Return1          8.71%  39.31%  116.31%
Average Annual Total Return2      4.10%   5.93%    7.55%
Distribution Rate3                5.36%
Taxable Equivalent
 Distribution Rate4               9.34%
30-Day Standardized Yield5        4.46%
Taxable Equivalent Yield4         7.77%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the initial sales charge.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.5 cents per share monthly dividend and the maximum offering price of $12.32 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Alabama state personal income tax bracket of 42.62%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.
Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
The Franklin Alabama Tax-Free Income Fund - Class I paid distributions derived from long-term capital gains of 3.88 cents ($0.0388) per share in June 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.



Franklin Alabama
Tax-Free Income Fund
Class II
Dividend Distributions
3/1/97 - 8/31/97*

            Dividend
Month       per Share
March        4.93 cents
April        4.95 cents
May          4.95 cents
June         4.95 cents
July         4.96 cents
August       4.96 cents
Total       29.7 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.


CLASS II

The Franklin Alabama Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 7.0 cents, from $11.78 on February 28, 1997, to $11.85 on August 31, 1997.

The fund posted a cumulative total return of 3.48% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charges.

In addition to distributing 4.96 cents ($0.0496) per share in dividend income, the fund paid out a long-term capital gain of 3.88 cents ($0.0388) in June 1997. Distributions will vary, depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not indicative of future trends.

At the end of this reporting period, the fund's distribution rate was 4.95%, based on an annualization of the current monthly dividend of 4.94 cents ($0.0494) per share, which includes a -.02 cent 12b-1 differential adjustment, and the offering price of $11.97 on August 31, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Alabama state personal income tax bracket would need to earn 8.63% from a taxable investment to match the fund's tax-free distribution rate.



GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Alabama Tax-Free Income Fund - Class II

Periods ended 8/31/97

                                                  Since
                                                Inception
                                         1-Year (5/1/95)
Cumulative Total Return1                  8.14%   17.56%
Average Annual Total Return2              6.04%    6.73%
Distribution Rate3                4.95%
Taxable Equivalent
 Distribution Rate4               8.63%
30-Day Standardized Yield5        4.04%
Taxable Equivalent Yield4         7.04%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charges.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months.
3. Distribution rate is based on an annualization of the current 4.94 cents per share monthly dividend, which includes a -.02 cent 12b-1 differential adjustment, and the offering price of $11.97 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Alabama state personal income tax bracket of 42.62%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
The Franklin Alabama Tax-Free Income Fund - Class II paid distributions derived from long-term capital gains of 3.88 cents ($0.0388) per share in June 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.


Past performance is not predictive of future results.

FRANKLIN FLORIDA TAX-FREE INCOME FUND

We are pleased to announce that the Franklin Florida Tax-Free Income Fund celebrated its 10th anniversary in September 1997 by paying its 118th consecutive monthly income dividend. Since the fund's first dividend payment on December 15, 1987, it has helped investors increase their income potential by reducing their tax burdens. We remain committed to helping you achieve your investment goals.



Your Fund's Objective: Seeks to provide high, current income exempt from regular federal tax through a portfolio consisting primarily of Florida municipal bonds.1 In addition, the fund's shares are free from Florida's annual intangibles tax.

State Update
During the period, Florida's general obligation debt rating by Standard & Poor's, a national credit rating agency, was upgraded from AA to AA+.2 This rating upgrade reflected Florida's strength in financial management, economic expansion and discipline in maintaining its budget stabilization reserve as required by the state's constitution. Florida did face some ongoing challenges, especially in Medicaid and school and correctional facilities. Although education initiatives continued to be the policy focus of the governor's budget in 1997, proposed bond programs for all of these areas are expected for fiscal 1998.

Employment has increased steadily since 1992. Florida's estimated average unemployment rate through 1996 was 5.3%, down from a recessionary peak of 8.2% in 1992.3 Strong growth in the services, construction, and trade sectors led the state's expansion, with more than 64% of the state's work force tied to these sectors.



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. This does not indicate Standard & Poor's rating of the fund.
3. Source: Standard & Poor's Creditweek Municipal, 4/7/97.



Portfolio Notes

During the six-month reporting period, we continued to sell prerefunded bonds and buy debt securities with longer call protections. Generally, we attempt to replace prerefunded bonds when their call dates are approximately five years away with bonds that have better call protection. Prerefunded bonds' values decline rapidly to their call price, as they approach five years to their call date. Thus selling prerefunded bonds can help extend the fund's income-earning potential and protect your share value. As a result of this investment strategy, prerefunded bond holdings decreased from 18.8% to 12.0% of the fund's total long-term investments over the course of the reporting period.

The supply of Florida bonds continued to grow, and we made several new purchases, including Jacksonville, FL, Electric Authority; North Broward Hospital; and Orlando Waste Water System. Looking forward, we expect the supply to grow further and plan to focus our efforts on purchasing Florida current coupon bonds that represent good values.


GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Florida
Tax-Free Income Fund
Portfolio Breakdown on 8/31/97

           % of Total
            Long-Term
Sector     Investments

Utilities        29.9%
Transportation   12.6%
Prerefunded      12.0%
Housing           8.1%
Hospitals         7.9%
Other Revenue     7.7%
Special
 Assessment       6.3%
Certificates of
 Participation    5.8%
Health Care       3.5%
General
 Obligation       2.4%
Education         1.9%
Sales Tax         1.3%
Industrial        0.6%



For a complete list of portfolio holdings, please see page 73.




PERFORMANCE SUMMARY

Franklin Florida
Tax-Free Income Fund
Class I

Dividend Distributions

3/1/97 - 8/31/97*

            Dividend
Month       per Share
March         5.7 cents
April         5.7 cents
May           5.7 cents
June          5.7 cents
July          5.7 cents
August        5.7 cents
Total        34.2 cents


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.


Class I

The Franklin Florida Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 7.0 cents, from $11.59 on February 28, 1997, to $11.66 on August 31, 1997.

The fund posted a cumulative total return of 3.58% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

At the end of this reporting period, the fund's distribution rate was 5.32%, based on an annualization of the current monthly dividend of 5.4 cents ($0.054) per share, which includes a dividend adjustment, and the maximum offering price of $12.18 on August 31, 1997. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket would need to earn 8.81% from a taxable investment to match the fund's tax-free distribution rate.


GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Florida Tax-Free Income Fund - Class I

Periods ended 8/31/97

                                                  Since
                                                Inception
                                 1-Year  5-Year (9/1/87)
Cumulative Total Return1          8.10%  38.22%  120.61%
Average Annual Total Return2      3.49%   5.77%    7.76%
Distribution Rate3         5.32%
Taxable Equivalent
 Distribution Rate4        8.81%
30-Day Standardized Yield5 4.37%
Taxable Equivalent Yield4  7.24%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the initial sales charge.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.4 cents per share monthly dividend, which includes a dividend adjustment, and the maximum offering price of $12.18 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum federal income tax rate of 39.60%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.
Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Franklin Florida
Tax-Free Income Fund
Class II

Dividend Distributions

3/1/97 - 8/31/97*

            Dividend
Month       per Share
March        5.45 cents
April        5.24 cents
May          5.24 cents
June         5.24 cents
July         5.07 cents
August       5.07 cents
Total       31.31 cents



*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.


Class II

The Franklin Florida Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 7.0 cents, from $11.67 on February 28, 1997, to $11.74 on August 31, 1997.

The fund posted a cumulative total return of 3.28% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charges.

At the end of this reporting period, the fund's distribution rate was 4.90%, based on an annualization of the current monthly dividend of 4.84 cents ($0.0484) per share, which includes a -.23 cent 12b-1 differential and dividend adjustment, and the offering price of $11.86 on August 31, 1997. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket would need to earn 8.11% from a taxable investment to match the fund's tax-free distribution rate.


GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Florida Tax-Free Income Fund - Class II

Periods ended 8/31/97

                                                  Since
                                                Inception
                                         1-Year (5/1/95)
Cumulative Total Return1                  7.66%   16.68%
Average Annual Total Return2              5.55%    6.39%
Distribution Rate3                    4.90%
Taxable Equivalent Distribution Rate4 8.11%
30-Day Standardized Yield5            3.96%
Taxable Equivalent Yield4             6.56%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months.
3. Distribution rate is based on an annualization of the current 4.84 cents per share monthly dividend, which includes a -.23 cent 12b-1 differential and dividend adjustment, and the offering price of $11.86 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum federal income tax bracket of 39.60%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.

FRANKLIN GEORGIA TAX-FREE INCOME FUND

We are pleased to announce that the Franklin Georgia Tax-Free Income Fund celebrated its 10th anniversary in September 1997 by paying its 117th consecutive monthly income dividend. Since the fund's first dividend payment on January 15, 1988, it has helped investors increase their income potential by reducing their tax burdens. We remain committed to helping you achieve your investment goals.


Your Fund's Objective: Seeks to provide high, current income exempt from regular federal and Georgia state personal income taxes through a portfolio consisting primarily of Georgia municipal bonds.1

State Update
During the period, economic growth and expansion continued throughout Georgia. The state's strong job creation, low cost of living, and extensive transportation infrastructure drove economic growth, while low unemployment rates were indicative of Georgia's tight labor market. The state's overall debt burden remained moderate, at $677 per capita, or 3.25% of personal income.2

After weathering the 1989 national recession, Georgia's economy began to show recovery in 1992. Since then, the state has produced steady and sustainable economic and employment growth. Georgia saw exceptional general fund operating surpluses in 1995 and is expected to duplicate similar surpluses in fiscal year 1997.3



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Standard & Poor's Creditweek Municipal, 5/12/97.
3. Ibid.




Portfolio Notes

During the six-month reporting period, we continued to sell prerefunded bonds and buy debt securities with longer call protections. Generally, we attempt to replace prerefunded bonds when their call dates are approximately five years away with bonds that have better call protection. Prerefunded bonds' values decline rapidly to their call price, as they approach five years to their call date. Thus selling prerefunded bonds can help extend the fund's income-earning potential and protect your share value. Looking forward, we plan to focus our efforts on purchasing Georgia current coupon bonds that represent good values.


GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Georgia
Tax-Free Income Fund
Portfolio Breakdown on 8/31/97

           % of Total
            Long-Term
Sector     Investments

Utilities      23.7%
Housing        17.4%
Prerefunded    13.9%
General
 Obligation     8.1%
Transportation  7.9%
Industrial      7.2%
Hospitals       7.0%
Education       6.6%
Other Revenue   3.7%
Certificates of
 Participation  3.6%
Health Care      .9%



For a complete list of portfolio holdings, please see page 82.




PERFORMANCE SUMMARY

Franklin Georgia
Tax-Free Income Fund
Class I

Dividend Distributions

3/1/97 - 8/31/97*

            Dividend
Month       per Share

March         5.3 cents
April         5.3 cents
May           5.3 cents
June          5.3 cents
July          5.3 cents
August        5.3 cents
Total        31.8 cents



*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.


Class I
The Franklin Georgia Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 7.0 cents, from $11.86 on February 28, 1997, to $11.93 on August 31, 1997.

The fund posted a cumulative total return of 3.29% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

At the end of this reporting period, the fund's distribution rate was 5.10%, based on an annualization of the current monthly dividend of 5.3 cents ($0.053) per share and the maximum offering price of $12.46 on August 31, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Georgia state personal income tax bracket would need to earn 8.99% from a taxable investment to match the fund's tax-free distribution rate.


GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Georgia Tax-Free Income Fund - Class I

Periods ended 8/31/97

                                                  Since
                                                Inception
                                 1-Year  5-Year (9/1/87)
Cumulative Total Return1          7.84%  37.12%  115.33%
Average Annual Total Return2      3.24%   5.60%    7.50%
Distribution Rate3           5.10%
Taxable Equivalent
 Distribution Rate4          8.99%
30-Day Standardized Yield5   4.23%
Taxable Equivalent Yield4    7.45%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the initial sales charge.

2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.3 cents per share monthly dividend and the maximum offering price of $12.46 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Georgia state personal income tax bracket of 43.22%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.
Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Franklin Georgia
Tax-Free Income Fund
Class II

Dividend Distributions

3/1/97 - 8/31/97*

            Dividend
Month       per Share
March        4.85 cents
April        4.71 cents
May          4.71 cents
June         4.71 cents
July         4.77 cents
August       4.77 cents
Total       28.52 cents


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.



Class II
The Franklin Georgia Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 7.0 cents, from $11.92 on February 28, 1997, to $11.99 on August 31, 1997.

The fund posted a cumulative total return of 2.99% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charges.

At the end of this reporting period, the fund's distribution rate was 4.68%, based on an annualization of the current monthly dividend of 4.72 cents ($0.0472) per share, which includes a -.05 cent 12b-1 differential adjustment, and the offering price of $12.11 on August 31, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Georgia state personal income tax bracket would need to earn 8.24% from a taxable investment to match the fund's tax-free distribution rate.



GRAPHIC MATERIAL 12 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Georgia Tax-Free Income Fund - Class II

Periods ended 8/31/97

                                                  Since
                                                Inception
                                         1-Year (5/1/95)
Cumulative Total Return1                  7.29%   15.98%
Average Annual Total Return2              5.21%    6.08%
Distribution Rate3                4.68%
Taxable Equivalent
 Distribution Rate4               8.24%
30-Day Standardized Yield5        3.81%
Taxable Equivalent Yield4         6.71%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months.
3. Distribution rate is based on an annualization of the current 4.72 cents per share monthly dividend, which includes a -.05 cent 12b-1 differential adjustment, and the offering price of $12.11 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Georgia state personal income tax bracket of 43.22%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.




Past performance is not predictive of future results.


GRAPHIC MATERIAL 13 OMITTED - SEE APPENDIX AT END OF DOCUMENT


FRANKLIN KENTUCKY TAX-FREE INCOME FUND
Your Fund's Objective: Seeks to provide high, current income exempt from regular federal and Kentucky state personal income taxes through a portfolio consisting primarily of Kentucky municipal bonds.1

Commonwealth Update
During the period, Kentucky maintained a steadily growing economic base, low unemployment, improved financial position, and a manageable debt load. These favorable attributes were reflected in its stable general obligation debt rating of AA, given by Standard & Poor's, a national credit rating agency.2

The commonwealth continued to diversify its economy, relying less on traditional coal, tobacco, and heavy manufacturing industries and more on modern manufacturing and service-oriented bases. Because its economic vitality depends on the transportation equipment sector, Kentucky attracted and maintained such businesses by offering a low cost structure and a probusiness regulatory environment.

Kentucky's conservative fiscal management should contribute to its debt levels remaining manageable. Limited expenditure growth, if kept to recent levels, may enable the commonwealth to maintain the trends of strengthened financial operations.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. This does not indicate Standard & Poor's rating of the fund.


Portfolio Notes

The number of new Kentucky bonds entering the municipal market almost doubled in the first half of 1997, as compared with the same period last year. This increase was generated largely by new issues from the commonwealth's education, health care and public facilities sectors. Over half of these new issues were high-rated, insured securities.3 We concentrated on purchasing insured securities, because the difference in yields between AAA and lower-rated securities is very tight. We increased the fund's portfolio holdings of AAA rated securities by 7%, from 50.8% to 57.8%, over the six-month reporting period. Recent purchases included: Kentucky Housing Finance Authority, Jefferson County University Medical Center, and Louisville & Jefferson County Water and Sewer. Looking forward, we expect the stable supply and strong demand for Kentucky bonds to continue, and these securities should remain an attractive investment.

3. Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's securities.

Franklin Kentucky
Tax-Free Income Fund
Portfolio Breakdown on 8/31/97

                  % of Total
                   Long-Term
Sector            Investments
Hospitals           23.9%
Utilities           13.7%
Housing             12.7%
Other Revenue       12.7%
Transportation      10.6%
Industrial           9.1%
Certificates of
 Participation       7.5%
Education            6.4%
Prerefunded          2.3%
General Obligation   1.1%



For a complete list of portfolio holdings, please see page 86.




PERFORMANCE SUMMARY

Franklin Kentucky
Tax-Free Income Fund
Dividend Distributions

3/1/97 - 8/31/97*

            Dividend
Month       per Share
March         5.1 cents
April         5.1 cents
May           5.1 cents
June          5.1 cents
July          5.1 cents
August        5.1 cents
Total        30.6 cents


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.


The Franklin Kentucky Tax-Free Income Fund's share price, as measured by net asset value, increased 14.0 cents, from $11.05 on February 28, 1997, to $11.19 on August 31, 1997.

The fund posted a cumulative total return of 4.08% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

At the end of this reporting period, the fund's distribution rate was 5.24%, based on an annualization of the current monthly dividend of 5.1 cents ($0.051) per share and the maximum offering price of $11.69 on August 31, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Kentucky state personal income tax bracket would need to earn 9.22% from a taxable investment to match the fund's tax-free distribution rate.


GRAPHIC MATERIAL 14 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Kentucky Tax-Free Income Fund

Periods ended 8/31/97

                                                  Since
                                                Inception
                                 1-Year  5-Year(10/12/91)
Cumulative Total Return1          9.61%  40.75%   54.26%
Average Annual Total Return2      4.94%   6.15%    6.86%
Distribution Rate3           5.24%
Taxable Equivalent
 Distribution Rate4          9.22%
30-Day Standardized Yield5   4.79%
Taxable Equivalent Yield4    8.44%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the initial sales charge.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.1 cents per share monthly dividend and the maximum offering price of $11.69 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Kentucky state personal income tax bracket of 43.22%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.
Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. The fund's manager agreed in advance to waive a portion of the management fees, which reduces operating expenses and increases distribution rate, yield, and total return to shareholders. Without this waiver, the fund's distribution rate would have been lower, and yield for the period would have been 4.34%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.

FRANKLIN LOUISIANA TAX-FREE INCOME FUND


We are pleased to announce that the Franklin Louisiana Tax-Free Income Fund celebrated its 10th anniversary in September 1997 by paying its 118th consecutive monthly income dividend. Since the fund's first dividend payment on December 15, 1987, it has helped investors increase their income potential by reducing their tax burdens. We remain committed to helping you achieve your investment goals.

Your Fund's Objective: Seeks to provide high, current income exempt from regular federal and Louisiana state personal income taxes through a portfolio consisting primarily of Louisiana municipal bonds.1


State Update
During the period, Louisiana experienced economic expansion because of increased oil and natural gas production and exploration. The state remained troubled, however, with below-average personal income levels and its high to moderate debt. Nevertheless, new fiscal management policies, combined with continued Congressional Medicaid funding and general operating revenue growth, allowed the state to make significant progress in addressing its financial position and liquidity. By statute, debt must be reduced to 6% of general state receipts by fiscal year-end 2004, from the current limit of 10.6%.2

Louisiana's gaming activities enhanced construction and service sector employment in some areas. The construction of a new casino in New Orleans is pending resettlement of an agreement among the state, city and a developer, and may aid in creating an economic upturn.



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Standard & Poor's Credit Week Municipal, 5/5/97.


Portfolio Notes

The supply of Louisiana bonds remained low during the period. Insured bonds continued to make up a larger portion of issued securities and now constitute almost half of the entire municipal bond market. Because of the relatively large number of these high-rated, insured securities in the market, the difference in yields between AAA and lower-rated securities narrowed. Consequently, we concentrated on purchasing higher-grade, essential-service issues and increased the fund's portfolio holdings of AAA rated securities by 3.6%, from 58.8% to 62.4%, over the six-month reporting period.3
Recent purchases included Orleans Parish School District and Xavier
University.

Looking forward, we expect the supply of Louisiana bonds to remain light, while the difference in yields between AAA and lower rated securities should continue to be tight. As a result, the fund will likely focus on purchasing high-quality issues with good call protection. We also plan to sell those prerefunded bonds in the fund's portfolio that have five to six years remaining on their call dates. Such sales should help finance new purchases and safeguard the fund's income-earning potential.


GRAPHIC MATERIAL 15 OMITTED - SEE APPENDIX AT END OF DOCUMENT


3. This does not indicate a rating of the fund.



Franklin Louisiana
Tax-Free Income Fund
Portfolio Breakdown on 8/31/97

                   % of Total
                   Long-Term
Sector            Investments
Utilities           21.3%
Housing             16.9%
Education           14.8%
Prerefunded         12.3%
Hospitals            9.7%
Industrial           8.1%
Sales Tax Bonds      5.9%
Other Revenue        5.1%
General Obligation   3.4%
Certificates of
 Participation       1.5%
Transportation       1.0%



For a complete list of portfolio holdings, please see page 89.


PERFORMANCE SUMMARY

Franklin Louisiana
Tax-Free Income Fund
Class I

Dividend Distributions

3/1/97 - 8/31/97*

            Dividend
Month       per Share
March         5.4 cents
April         5.4 cents
May           5.4 cents
June          5.4 cents
July          5.4 cents
August        5.4 cents
Total        32.4 cents



*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.



Class I
The Franklin Louisiana Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 9.0 cents, from $11.32 on February 28, 1997, to $11.41 on August 31, 1997.

The fund posted a cumulative total return of 3.69% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

At the end of this reporting period, the fund's distribution rate was 5.34%, based on an annualization of the current monthly dividend of 5.3 cents ($0.053) per share, which includes a -.1 cent dividend adjustment, and the maximum offering price of $11.92 on August 31, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Louisiana state personal income tax bracket would need to earn 9.40% from a taxable investment to match the fund's tax-free distribution rate.


GRAPHIC MATERIAL 16 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Louisiana Tax-Free Income Fund - Class I

Periods ended 8/31/97

                                                  Since
                                                Inception
                                 1-Year  5-Year (9/1/87)
Cumulative Total Return1          8.35%  36.14%  114.12%
Average Annual Total Return2      3.79%   5.44%    7.44%
Distribution Rate3              5.34%
Taxable Equivalent
 Distribution Rate4             9.40%
30-Day Standardized Yield5      4.42%
Taxable Equivalent Yield4       7.78%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the initial sales charge.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.3 cents per share monthly dividend, which includes a -.1 cent dividend adjustment, and the maximum offering price of $11.92 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Louisiana state personal income tax bracket of 43.22%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.
Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.





Franklin Louisiana
Tax-Free Income Fund
Class II

Dividend Distributions
3/1/97 - 8/31/97*

            Dividend
Month       per Share
March         4.74 cents
April         4.88 cents
May           4.88 cents
June          4.88 cents
July          4.96 cents
August        4.96 cents
Total        29.3 cents



*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.


Class II

The Franklin Louisiana Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 11.0 cents, from $11.37 on February 28, 1997, to $11.48 on August 31, 1997.

The fund posted a cumulative total return of 3.58% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charges.

At the end of this reporting period, the fund's distribution rate was 4.96%, based on an annualization of the current monthly dividend of 4.79 cents ($0.0479) per share, which includes a -.17 cent 12b-1 differential and dividend adjustment, and the offering price of $11.60 on August 31, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Louisiana state personal income tax bracket would need to earn 8.73% from a taxable investment to match the fund's tax-free distribution rate.


GRAPHIC MATERIAL 17 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Louisiana Tax-Free Income Fund - Class II

Periods ended 8/31/97

                                                  Since
                                                Inception
                                         1-Year (5/1/95)
Cumulative Total Return1                  7.85%   17.38%
Average Annual Total Return2              5.81%    6.65%
Distribution Rate3                4.96%
Taxable Equivalent
  Distribution Rate4              8.73%
30-Day Standardized Yield5        3.99%
Taxable Equivalent Yield4         7.03%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charges.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months.
3. Distribution rate is based on an annualization of the current 4.79 cents per share monthly dividend, which includes a -.17 cent 12b-1 differential and dividend adjustment, and the offering price of $11.60 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Louisiana state personal income tax bracket of 43.22%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.

GRAPHIC MATERIAL 18 OMITTED - SEE APPENDIX AT END OF DOCUMENT


FRANKLIN MARYLAND TAX-FREE INCOME FUND


Your Fund's Objective: Seeks to provide high, current income exempt from regular federal and Maryland state personal income taxes through a portfolio consisting primarily of Maryland municipal bonds.1


State Update
Maryland's creditworthiness, diversified economic base and progressive recovery from the early 1990's recession contributed to its strengthening economy during the period. With employment now increasing at rates close to the national rate, Maryland is anticipated to present competitive unemployment figures. Despite personal income growth lagging the national average, Maryland retained its rank of sixth among the states for personal income per capita in 1996.2

Maryland experienced economic improvements, which translated into financial gain. It is estimated that the general fund may have an operating surplus of about $80 million for fiscal year 1996-1997, primarily because revenues were $125 million above estimates. This strength mainly resulted from income taxes, which were up 5%.3

We expect Maryland to maintain its AAA rating by Fitch Research, a national credit rating agency.4



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Fitch Research, 7/25/97.
3. Ibid.
4. This does not indicate Fitch's rating of the fund.


Portfolio Notes

During the six-month reporting period, we sold prerefunded bonds and bought securities with longer call protection. Generally, we attempt to replace prerefunded bonds when their call dates are approximately five years away with bonds that have 10 years of call protection. Purchasing such bonds can help extend the fund's income-earning potential and protect your fund's share value. Although the fund has sold many of its prerefunded bonds, several of its other holdings were prerefunded during this reporting period, and the percentage of prerefunded bonds in its portfolio stayed approximately the same. When a bond gets prerefunded, it will be called on its first call date and consequently will cease generating income at that time.

The supply of Maryland bonds remained very light, and in addition to purchasing some attractive Maryland offerings, we took advantage of U.S. tax-free bond offerings from U.S. territories such as Puerto Rico. During the six-month period we acquired bonds issued by Puerto Rico Commonwealth, Maryland Stadium Authority, and Maryland Health and Higher Education. Looking forward, we expect Maryland's municipal bond supply to remain low and plan on focusing our efforts on purchasing current coupon bonds that represent good values.


Franklin Maryland
Tax-Free Income Fund
Portfolio Breakdown on 8/31/97

                % of Total
                 Long-Term
Sector          Investments
Housing             21.8%
Utilities           19.6%
Other Revenue       13.2%
Prerefunded          9.6%
General Obligation   9.2%
Hospitals            9.0%
Education            7.2%
Certificates of
 Participation       6.6%
Transportation       3.8%



For a complete list of portfolio holdings, please see page 93.

PERFORMANCE SUMMARY


Franklin Maryland
Tax-Free Income Fund
Class I

Dividend Distributions

3/1/97 - 8/31/97*

            Dividend
Month       per Share
March         5.2 cents
April         5.2 cents
May           5.2 cents
June          5.0 cents
July          5.0 cents
August        5.0 cents
Total        30.6 cents



*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.


CLASS I
The Franklin Maryland Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 10.0 cents, from $11.33 on February 28, 1997, to $11.43 on August 31, 1997.

The fund posted a cumulative total return of 3.61% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

At the end of this reporting period, the fund's distribution rate was 5.03%, based on an annualization of the current monthly dividend of 5.0 cents ($0.050) per share and the maximum offering price of $11.94 on August 31, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Maryland state personal income tax bracket would need to earn 9.00% from a taxable investment to match the fund's tax-free distribution rate.



GRAPHIC MATERIAL 19 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Maryland Tax-Free Income Fund - Class I

Periods ended 8/31/97

                                                  Since
                                                Inception
                                 1-Year  5-Year (10/3/88)
Cumulative Total Return1          8.44%  39.19%   92.34%
Average Annual Total Return2      3.87%   5.92%    7.10%
Distribution Rate3            5.03%
Taxable Equivalent
 Distribution Rate4           9.00%
30-Day Standardized Yield5    4.38%
Taxable Equivalent Yield4     7.84%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the initial sales charge.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.0 cents per share monthly dividend and the maximum offering price of $11.94 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Maryland state personal income tax bracket of 44.13%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.
Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



Franklin Maryland
Tax-Free Income Fund
Class II

Dividend Distributions

3/1/97 - 8/31/97*

              Dividend
Month         per Share

March        4.57 cents
April        4.67 cents
May          4.67 cents
June         4.47 cents
July         4.48 cents
August       4.48 cents
Total       27.34 cents



*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.


Class II
The Franklin Maryland Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 11.0 cents, from $11.40 on February 28, 1997, to $11.51 on August 31, 1997.

The fund posted a cumulative total return of 3.40% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charges.

At the end of this reporting period, the fund's distribution rate was 4.59%, based on an annualization of the current monthly dividend of 4.45 cents ($0.0445) per share, which includes a -.03 cent 12b-1 differential adjustment, and the offering price of $11.63 on August 31, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Maryland state personal income tax bracket would need to earn 8.22% from a taxable investment to match the fund's tax-free distribution rate.



GRAPHIC MATERIAL 20 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Maryland Tax-Free Income Fund - Class II

Periods ended 8/31/97

                                                  Since
                                                Inception
                                         1-Year (5/1/95)
Cumulative Total Return1                  7.86%   17.93%
Average Annual Total Return2              5.82%    6.86%
Distribution Rate3                4.59%
Taxable Equivalent
 Distribution Rate4               8.22%
30-Day Standardized Yield5        3.97%
Taxable Equivalent Yield4         7.11%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months.
3. Distribution rate is based on an annualization of the current 4.45 cents per share monthly dividend, which includes a -.03 cent 12b-1 differential adjustment, and the offering price of $11.63 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Maryland state personal income tax bracket of 44.13%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.

FRANKLIN MISSOURI TAX-FREE INCOME FUND

We are pleased to announce that the Franklin Missouri Tax-Free Income Fund celebrated its 10th anniversary in September 1997 by paying its 118th consecutive monthly income dividend. Since your fund's first dividend payment on December 15, 1987, it has helped investors increase their income potential by reducing their tax burdens. We remain committed to helping you achieve your investment goals.




Your Fund's Objective: Seeks to provide high current income exempt from regular federal and Missouri state personal income taxes through a portfolio consisting primarily of Missouri municipal bonds.1


State Update
During the period, Missouri's strong economic performance helped its general obligation debt maintain its AAA rating by Standard & Poor's, a national credit rating agency.2 Missouri's economy continued to grow at a healthy pace, with employment and personal income outpacing the national average. Sprint Corp. recently completed a joint venture with Telecommunications Inc., Cox Communications, and Comcast Cablevision. The venture should bring 1,000 new employees to the area. As of November 1996, the state's unemployment level was well below the national average, at 4.0%.3 Furthermore, the state instituted expenditure controls so it would not have to rely heavily on borrowing to meet capital needs.

To keep Missouri within its revenue limits, the governor recommended eliminating the general sales tax on food. If implemented, the repeal may keep Missouri within its revenue limits but restrict the state's financial flexibility. Nevertheless, we expect the state's financial position to remain healthy.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. This does not indicate Standard & Poor's rating of the fund.
3. Source: Standard & Poor's Creditweek Municipal, 3/10/97.


Portfolio Notes

During the six-month reporting period, we continued to sell prerefunded bonds and buy debt securities with longer call protections. Generally, we attempt to replace prerefunded bonds when their call dates are approximately five years away with bonds that have better call protection. Prerefunded bonds' values decline rapidly to their call price, as they approach five years to their call date. Thus selling prerefunded bonds can help extend the fund's income-earning potential and protect your share value. As a result of this investment strategy, prerefunded bond holdings decreased from 18.1% to 15.7% of the fund's total long-term investments over the course of the reporting period.

Looking forward, we plan to continue selling the fund's prerefunded bonds and reinvesting the proceeds in securities possessing strong call protection, which should generate a relatively long-term, stable stream of income. Despite the decreased supply of Missouri bonds, the state's secondary market remained active, and we were able to make several new purchases, in line with our strategy of focusing on income, including: University of Missouri, Ewing Marion Kauffman Foundation, Lutheran Senior Services and Taney County School District.


GRAPHIC MATERIAL 21 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Missouri
Tax-Free Income Fund
Portfolio Breakdown on 8/31/97

                 % of Total
                 Long-Term
Sector           Investments
Certificates of
 Participation      16.8%
Prerefunded         15.7%
Hospitals           11.6%
Other Revenue       11.0%
Housing             10.4%
Transportation       9.4%
Utilities            9.2%
Health Care          5.3%
Education            5.3%
General Obligation   2.1%
Industrial1           .9%
Tax Allocation Bonds 1.3%


For a complete list of portfolio holdings, please see page 97.

PERFORMANCE SUMMARY

Franklin Missouri
Tax-Free Income Fund

Dividend Distributions

3/1/97 - 8/31/97*

              Dividend
Month         per Share
March         5.4 cents
April         5.4 cents
May           5.4 cents
June          5.4 cents
July          5.4 cents
August        5.4 cents
Total        32.4 cents



*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.



Class I
The Franklin Missouri Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 13.0 cents, from $11.83 on February 28, 1997, to $11.96 on August 31, 1997.

The fund posted a cumulative total return of 3.94% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

In addition to distributing 5.4 cents ($0.054) per share in dividend income, the fund paid out a long-term capital gain of 0.84 cents ($0.0084) in June 1997. Distributions will vary, depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not indicative of future trends.

At the end of this reporting period, the fund's distribution rate was 5.19%, based on an annualization of the current monthly dividend of 5.4 cents ($0.054) per share and the maximum offering price of $12.49 on August 31, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Missouri state personal income tax bracket would need to earn 9.14% from a taxable investment to match the fund's tax-free distribution rate.



GRAPHIC MATERIAL 22 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Missouri Tax-Free Income Fund - Class I

Periods ended 8/31/97

                                                  Since
                                                Inception
                                 1-Year  5-Year (9/1/87)
Cumulative Total Return1          8.69%  40.05%  117.14%
Average Annual Total Return2      4.06%   6.05%    7.59%
Distribution Rate3          5.19%
Taxable Equivalent
 Distribution Rate4         9.14%
30-Day Standardized Yield5  4.35%
Taxable Equivalent Yield4   7.66%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the initial sales charge.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.4 cents per share monthly dividend and the maximum offering price of $12.49 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Missouri state personal income tax bracket of 43.22%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.
Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
The Franklin Missouri Tax-Free Income Fund - Class I paid distributions derived from long-term capital gains of 0.84 cents ($0.0084) per share in June 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.



Franklin Missouri
Tax-Free Income Fund
Class II
Dividend Distributions
3/1/97 - 8/31/97*

            Dividend
Month       per Share
March        4.47 cents
April        4.83 cents
May          4.83 cents
June         4.83 cents
July         4.85 cents
August       4.85 cents
Total       28.66 cents



*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.



Class II
The Franklin Missouri Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 15.0 cents, from $11.85 on February 28, 1997, to $12.00 on August 31, 1997.

The fund posted a cumulative total return of 3.81% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges.

In addition to distributing 4.85 cents ($0.0485) per share in dividend income, the fund paid out a long-term capital gain of 0.84 cents ($0.0084) in June 1997. Distributions will vary, depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not indicative of future trends.

At the end of this reporting period, the fund's distribution rate was 4.78%, based on an annualization of the current monthly dividend of 4.83 cents ($0.0483) per share, which includes a -.02 cent 12b-1 differential adjustment, and the offering price of $12.12 on August 31, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Missouri state personal income tax bracket would need to earn 8.42% from a taxable investment to match the fund's tax-free distribution rate.


GRAPHIC MATERIAL 23 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Missouri Tax-Free Income Fund - Class II

Periods ended 8/31/97

                                                  Since
                                                Inception
                                         1-Year (5/1/95)
Cumulative Total Return1                  8.09%   17.56%
Average Annual Total Return2              6.01%    6.70%
Distribution Rate3                4.78%
Taxable Equivalent
 Distribution Rate4               8.42%
30-Day Standardized Yield5        3.94%
Taxable Equivalent Yield4         6.94%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months.
3. Distribution rate is based on an annualization of the current 4.83 cents per share monthly dividend, which includes a -.02 cent 12b-1 differential adjustment, and the offering price of $12.12 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Missouri state personal income tax bracket of 43.22%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
The Franklin Missouri Tax-Free Income Fund - Class II paid distributions derived from long-term capital gains of 0.84 cents ($0.0084) per share in June 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.


Past performance is not predictive of future results.

FRANKLIN NORTH CAROLINA
TAX-FREE INCOME FUND

We are pleased to announce that the Franklin North Carolina Tax-Free Income Fund celebrated its 10th anniversary in September 1997 by paying its 118th consecutive monthly income dividend. Since your fund's first dividend payment on December 15, 1987, it has helped investors increase their income potential by reducing their tax burdens. We remain committed to helping you achieve your investment goals.




Your Fund's Objective: Seeks to provide high, current income exempt from regular federal and North Carolina state personal income taxes through a portfolio consisting primarily of North Carolina municipal bonds.1


State Update
During the period, North Carolina maintained broad-based economic and employment growth. Manufacturing remained the leading economic sector, making North Carolina one of the few states with an export trade surplus. Nonetheless, the state continues its transition from a manufacturing economy to one that is more diversified, relying more on services, trade and finance.

Some parts of North Carolina still have poor rural populations who need educational improvements, employment opportunities, and new infrastructure to further expand the state's economy. On November 5, 1996, voters approved a $2.75 billion bond authorization to fund capital improvements for schools and highways. It is anticipated that the state may provide substantial relief for its school systems. Going forward, we expect North Carolina's economy will continue to expand and that the state will exercise budgetary discipline to maintain strong financial operations.

North Carolina's general obligation bonds maintained the highest possible rating of AAA by Standard & Poor's, a national credit rating agency.2 This rating reflected the state's strong economic characteristics, sound financial performance and low debt level.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. This does not indicate Standard & Poor's rating of the fund.


Portfolio Notes

During the six-month reporting period, we sold prerefunded bonds and bought securities with longer call protection. Generally, we attempt to replace prerefunded bonds when their call dates are approximately five years away with bonds that have 10 years of call protection. Purchasing such bonds can help extend the fund's income-earning potential and protect your fund's share value. Although the fund has sold many of its prerefunded bonds, several of its other holdings were prerefunded during this reporting period, and the percentage of prerefunded bonds in its portfolio stayed approximately the same. When a bond gets prerefunded, it will be called on its first call date and consequently will cease generating income at that time.

Although the supply of North Carolina bonds remained light, we were able to make several new purchases including North Carolina Medical Corp. Wake County Hospital, University of North Carolina Greensboro, North Carolina Water and Sewer Revenue, and North Carolina Housing Finance Authority. At the same time, we decreased our position in unenhanced North Carolina Eastern (NCE) Municipal Power bonds. Though we maintain a positive outlook for the company, we believed that the current uncertainty involving electric utility industry deregulation made it prudent to decrease our position slightly. Looking forward, we expect the supply of North Carolina municipal bonds to remain low and plan on focusing our efforts on purchasing current coupon bonds that represent good values.


GRAPHIC MATERIAL 24 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin North Carolina
Tax-Free Income Fund
Portfolio Breakdown on 8/31/97

           % of Total
            Long-Term
Sector     Investments

Utilities      28.1%
Housing        14.8%
Certificates of
 Participation 14.5%
Hospitals      13.6%
Prerefunded     9.6%
Industrial      4.9%
Other Revenue   4.6%
General
 Obligation     3.9%
Education       2.6%
Health Care     1.8%
Transportation  1.1%
Sales Tax
 Revenue        0.5%



For a complete list of portfolio holdings, please see page 102.

PERFORMANCE SUMMARY


Franklin North Carolina
Tax-Free Income Fund
Class I

Dividend Distributions

3/1/97 - 8/31/97*

              Dividend
Month         per Share
March         5.2 cents
April         5.2 cents
May           5.2 cents
June          5.2 cents
July          5.2 cents
August        5.2 cents
Total        31.2 cents



*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.


CLASS I
The Franklin North Carolina Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 13.0 cents, from $11.73 on February 28, 1997, to $11.86 on August 31, 1997.

The fund posted a cumulative total return of 3.80% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

At the end of this reporting period, the fund's distribution rate was 5.04%, based on an annualization of the current monthly dividend of 5.2 cents ($0.052) per share and the maximum offering price of $12.39 on August 31, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and North Carolina state personal income tax bracket would need to earn 9.04% from a taxable investment to match the fund's tax-free distribution rate.


GRAPHIC MATERIAL 25 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin North Carolina Tax-Free Income Fund - Class I

Periods ended 8/31/97

                                                  Since
                                                Inception
                                 1-Year  5-Year (9/1/87)
Cumulative Total Return1          8.47%  37.01%  115.55%
Average Annual Total Return2      3.87%   5.57%    7.52%
Distribution Rate3           5.04%
Taxable Equivalent
 Distribution Rate4          9.04%
30-Day Standardized Yield5   4.37%
Taxable Equivalent Yield4    7.84%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the initial sales charge.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.2 cents per share monthly dividend and the maximum offering price of $12.39 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and North Carolina state personal income tax bracket of 44.28%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.
Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Franklin North Carolina
Tax-Free Income Fund
Class II

Dividend Distributions

3/1/97 - 8/31/97*

               Dividend
Month          per Share
March         4.49 cents
April         4.67 cents
May           4.67 cents
June          4.67 cents
July          4.65 cents
August        4.65 cents
Total        27.8 cents



*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Class II
The Franklin North Carolina Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 13.0 cents, from $11.79 on February 28, 1997, to $11.92 on August 31, 1997.

The fund posted a cumulative total return of 3.49% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charges.

At the end of this reporting period, the fund's distribution rate was 4.62%, based on an annualization of the current monthly dividend of 4.64 cents ($0.0464) per share, which includes a -.01 cent 12b-1 differential adjustment, and the offering price of $12.04 on August 31, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and North Carolina state personal income tax bracket would need to earn 8.29% from a taxable investment to match the fund's tax-free distribution rate.


GRAPHIC MATERIAL 26 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin North Carolina Tax-Free Income Fund - Class II

Periods ended 8/31/97

                                                  Since
                                                Inception
                                         1-Year (5/1/95)
Cumulative Total Return1                  7.89%   16.81%
Average Annual Total Return2              5.79%    6.40%
Distribution Rate3                4.62%
Taxable Equivalent
 Distribution Rate4               8.29%
30-Day Standardized Yield5        3.97%
Taxable Equivalent Yield4         7.12%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months.
3. Distribution rate is based on an annualization of the current 4.64 cents per share monthly dividend, which includes a -.01 cent 12b-1 differential adjustment, and the offering price of $12.04 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and North Carolina state personal income tax bracket of 44.28%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.

FRANKLIN TEXAS TAX-FREE INCOME FUND
We are pleased to announce that the Franklin Texas Tax-Free Income Fund celebrated its 10th anniversary in September 1997 by paying its 118th consecutive monthly income dividend. Since your fund's first dividend payment on December 15, 1987, it has helped investors increase their income potential by reducing their tax burdens. We remain committed to helping you achieve your investment goals.



Your Fund's Objective: Seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting primarily of Texas municipal bonds.1


State Update
During the period, Texas maintained its steadily growing and diversifying economy. Strong revenue growth and financial performance continued to solidify Texas' debt rating, currently AA from Standard & Poor's, a national credit rating agency.2 Long-term debt represented a modest burden on state resources.

As Texas continued to outpace the U.S. economy in job creation, the state diversified and attracted investment from elsewhere in the nation. Texas has been responsible for 11% of all new jobs created in the U.S. since 1990. The 242,000 jobs added between February 1996 and February 1997 were second only to California, and Texas' 3% growth rate was 16th among all states.3

The growing prominence of the high-tech sector replaced some of the volatility of the once dominant oil and gas industry which today represents only 12% of the total economy, down from 24% in 1980.4 We anticipate increased employment and lower cost of business within the technology sector.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. This does not indicate Standard & Poor's rating of the fund.
3. Source: Standard & Poor's Creditweek Municipal, 6/16/97.
4. Ibid.



Portfolio Notes

The supply of Texas bonds remained stable during the reporting period. Insured bonds continued to make up a larger portion of issued securities and now constitute almost half of the entire municipal bond market. Because of the relatively large number of these high-rated, insured securities in the market, the difference in yields between AAA and lower-rated securities narrowed. Consequently, we concentrated on purchasing higher-grade, essential-purpose issues and increased the fund's portfolio holdings of AAA rated securities from 63.8%, to 68.1%, over the six-month reporting period. Recent purchases included Austin Utility System and Van Alstyne Independent School District PSF.

Looking forward, we expect the supply of Texas bonds to remain stable, while the difference in yields between AAA and lower rated securities should continue to be tight. As a result, the fund will likely focus on purchasing high-quality issues with good call protection. We plan to also focus on selling those prerefunded bonds in the fund's portfolio that have five to six years remaining on their call dates. Such sales should help finance new purchases and safeguard the fund's income-earning potential.


GRAPHIC MATERIAL 27 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Texas
Tax-Free Income Fund
Portfolio Breakdown on 8/31/97

                    % of Total
                    Long-Term
Sector              Investments

Utilities                25.1%
Prerefunded              13.9%
Industrial               10.8%
Education                10.4%
Hospitals                 9.2%
Health Care               8.9%
Transportation            7.3%
Other Revenue             6.5%
Housing                   6.5%
General Obligation        1.4%



For a complete list of portfolio holdings, please see page 107.

PERFORMANCE SUMMARY


Franklin Texas
Tax-Free Income Fund
Class I

Dividend Distributions

3/1/97 - 8/31/97*

              Dividend
Month         per Share

March         5.6 cents
April         5.6 cents
May           5.6 cents
June          5.3 cents
July          5.3 cents
August        5.3 cents
Total        32.7 cents



*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.


CLASS I
The Franklin Texas Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 6.0 cents, from $11.37 on February 28, 1997, to $11.43 on August 31, 1997.

The fund posted a cumulative total return of 3.71% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

In addition to distributing 5.3 cents ($0.053) per share in dividend income, the fund paid out long-term and short-term capital gains of 1.71 cents ($0.0171) and 1.39 cents ($0.0139) respectively, in June 1997. Distributions will vary, depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not indicative of future trends.

At the end of this reporting period, the fund's distribution rate was 5.33%, based on an annualization of the current monthly dividend of 5.3 cents ($0.053) per share and the maximum offering price of $11.94 on August 31, 1997. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket would need to earn 8.82% from a taxable investment to match the fund's tax-free distribution rate.


GRAPHIC MATERIAL 28 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Texas Tax-Free Income Fund - Class I

Periods ended 8/31/97

                                                  Since
                                                Inception
                                 1-Year  5-Year (9/1/87)
Cumulative Total Return1          8.18%  38.53%  119.05%
Average Annual Total Return2      3.55%   5.81%    7.69%
Distribution Rate3         5.33%
Taxable Equivalent
 Distribution Rate4        8.82%
30-Day Standardized Yield5 4.28%
Taxable Equivalent Yield4  7.09%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the initial sales charge.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.3 cents per share monthly dividend and the maximum offering price of $11.94 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum federal income tax rate of 39.60%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.
Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
The Franklin Texas Tax-Free Income Fund - Class I paid distributions derived from long-term capital gains of 1.71 cents ($0.0171) per share in June 1997. The fund hereby designates such distributions as capital gain dividends per
Section 852 (b)(3) of the Internal Revenue Code.



Franklin Texas
Tax-Free Income Fund
Class II

Dividend Distributions

3/1/97 - 8/31/97*

              Dividend
Month         per Share

March        4.94 cents
April        5.13 cents
May          5.13 cents
June         4.83 cents
July         4.78 cents
August       4.78 cents
Total       29.59 cents



*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.


Class II
The Franklin Texas Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 6.0 cents, from $11.49 on February 28, 1997, to $11.55 on August 31, 1997.

The fund posted a cumulative total return of 3.40% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges.

In addition to distributing 4.78 cents ($0.0478) per share in dividend income, the fund paid out long-term and short-term capital gains of 1.71 cents ($0.0171) and 1.39 cents ($0.0139) respectively, in June 1997. Distributions will vary, depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not indicative of future trends.

At the end of this reporting period, the fund's distribution rate was 4.90%, based on an annualization of the current monthly dividend of 4.77 cents ($0.0477) per share, which includes a -.01 cent 12b-1 differential adjustment, and the offering price of $11.67 on August 31, 1997. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket would need to earn 8.11% from a taxable investment to match the fund's tax-free distribution rate.


GRAPHIC MATERIAL 29 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Texas Tax-Free Income Fund - Class II

Periods ended 8/31/97

                                                  Since
                                                Inception
                                         1-Year (5/1/95)
Cumulative Total Return1                  7.65%   17.92%
Average Annual Total Return2              5.55%    6.87%
Distribution Rate3                4.90%
Taxable Equivalent
 Distribution Rate4               8.11%
30-Day Standardized Yield5        3.88%
Taxable Equivalent Yield4         6.42%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charges.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months.
3. Distribution rate is based on an annualization of the current 4.77 cents per share monthly dividend, which includes a -.01 cent 12b-1 differential adjustment, and the offering price of $11.67 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum federal income tax rate of 39.60%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
The Franklin Texas Tax-Free Income Fund - Class II paid distributions derived from long-term capital gains of 1.71 cents ($0.0171) per share in June 1997. The fund hereby designates such distributions as capital gain dividends per
Section 852 (b)(3) of the Internal Revenue Code.


Past performance is not predictive of future results.

FRANKLIN VIRGINIA TAX-FREE INCOME FUND
We are pleased to announce that the Franklin Virginia Tax-Free Income Fund celebrated its 10th anniversary in September 1997 by paying its 118th consecutive monthly income dividend. Since your fund's first dividend payment on December 15, 1987, it has helped investors increase their income potential by reducing their tax burdens. We remain committed to helping you achieve your investment goals.



Your Fund's Objective: Seeks to provide high, current income exempt from regular federal and Virginia state personal income taxes through a portfolio consisting primarily of Virginia municipal bonds.1


Commonwealth Update
During the period, Virginia's strong economic growth continued, as the state showed stellar financial management by maintaining low debt burdens, above-average income levels and consistently low unemployment rates. The state's substantial resources, conservative financial operations, and careful attention to its debt obligations provided superior protection to bondholders and allowed the state to maintain its AAA rating by Standard & Poor's, Moody's, and Fitch Research; the three major national credit rating agencies.2

Cutbacks in defense spending could exert considerable influence on unemployment. By 2000, it is estimated that 44,000 jobs, or 12% of total military employment, will be lost. This loss equals about 1.5% of total employment.3 Nevertheless, despite the drag on the economy represented by federal cutbacks, Virginia's employment growth matched the national rate.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. This does not indicate ratings of the fund.
3. Source: Fitch Research, 6/9/97.



Portfolio Notes

The supply of Virginia bonds decreased slightly during the six-month period, while at the same time, insured securities made up a large portion of new municipal issues. The relatively large number of insured securities in the market, has contributed to the difference in yields between AAA and lower-rated securities narrowing. Consequently, we concentrated on purchasing insured issues and increased the fund's portfolio holdings of AAA rated securities from 44.2% to 48.9% of the fund's entire portfolio.4 We participated in issues throughout several different sectors, including Metropolitan Washington DC Airport, Virginia Port Authority and Spotsylvania County Water System.

In addition to purchasing high-rated, insured securities, we also focused on selling those prerefunded bonds in the fund's portfolio that have approximately five years remaining to their call dates, and replaced them with securities that possess longer call protections. The longer call protections of such bonds should help safeguard the fund's income-earning potential and its share value. Looking forward, we expect the stable supply and strong demand for Virginia bonds to continue, and these securities should remain an attractive investment.

4. Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's securities.


GRAPHIC MATERIAL 30 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Virginia
Tax-Free Income Fund
Portfolio Breakdown on 8/31/97

                % of Total
                 Long-Term
Sector          Investments

Utilities           22.8%
Housing             15.0%
Hospitals           15.0%
Transportation      12.5%
Prerefunded         12.2%
Industrial           7.5%
Education            5.2%
Other Revenue        5.0%
Certificates of
 Participation       2.8%
General Obligation   1.9%
Health Care          0.1%

For a complete list of portfolio holdings, please see page 111.

PERFORMANCE SUMMARY


Franklin Virginia
Tax-Free Income Fund
Class I

Dividend Distributions

3/1/97 - 8/31/97*

              Dividend
Month         per Share

March         5.4 cents
April         5.4 cents
May           5.4 cents
June          5.4 cents
July          5.4 cents
August        5.4 cents
Total        32.4 cents



*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.


CLASS I
The Franklin Virginia Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 4.0 cents, from $11.65 on February 28, 1997, to $11.69 on August 31, 1997.

The fund posted a cumulative total return of 3.43% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

In addition to distributing 5.4 cents ($0.054) per share in dividend income, the fund paid out a long-term capital gain of 3.26 cents ($0.0326) in June 1997. Distributions will vary, depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not indicative of future trends.

At the end of this reporting period, the fund's distribution rate was 5.11%, based on an annualization of the current monthly dividend of 5.2 cents ($0.052) per share, which includes a -.2 cent dividend adjustment, and the maximum offering price of $12.21 on August 31, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Virginia state personal income tax bracket would need to earn 8.98% from a taxable investment to match the fund's tax-free distribution rate.


GRAPHIC MATERIAL 31 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Virginia Tax-Free Income Fund - Class I

Periods ended 8/31/97

                                                  Since
                                                Inception
                                 1-Year  5-Year (9/1/87)
Cumulative Total Return1          7.79%  37.70%  116.39%
Average Annual Total Return2      2.69%   5.69%    7.55%
Distribution Rate3         5.11%
Taxable Equivalent
 Distribution Rate4        8.98%
30-Day Standardized Yield5 4.36%
Taxable Equivalent Yield4  7.66%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the initial sales charge.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.2 cents per share monthly dividend, which includes a -.2 cent dividend adjustment, and the maximum offering price of $12.21 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Virginia state personal income tax bracket of 43.07%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.
Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
The Franklin Virginia Tax-Free Income Fund - Class I paid distributions derived from long-term capital gains of 3.26 cents ($0.0326) per share in June 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.





Franklin Virginia
Tax-Free Income Fund
Class II
Dividend Distributions
3/1/97 - 8/31/97*

            Dividend
Month       per Share

March        4.89 cents
April        4.89 cents
May          4.89 cents
June         4.89 cents
July         4.83 cents
August       4.83 cents
Total       29.22 cents



*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.


Class II
The Franklin Virginia Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 5.0 cents, from $11.71 on February 28, 1997, to $11.76 on August 31, 1997.

The fund posted a cumulative total return of 3.22% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges.

In addition to distributing 4.83 cents ($0.0483) per share in dividend income, the fund paid out a long-term capital gain of 3.26 cents ($0.0326) in June 1997. Distributions will vary, depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not indicative of future trends.

At the end of this reporting period, the fund's distribution rate was 4.68%, based on an annualization of the current monthly dividend of 4.63 cents ($0.0463) per share, which includes a -.2 cent dividend adjustment, and the offering price of $11.88 on August 31, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Virginia state personal income tax bracket would need to earn 8.22% from a taxable investment to match the fund's tax-free distribution rate.


GRAPHIC MATERIAL 32 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Virginia Tax-Free Income Fund - Class II
Periods ended 8/31/97

                                                  Since
                                                Inception
                                         1-Year (5/1/95)
Cumulative Total Return1                  7.38%   16.58%
Average Annual Total Return2              5.29%    6.35%
Distribution Rate3                4.68%
Taxable Equivalent
 Distribution Rate4               8.22%
30-Day Standardized Yield5        3.95%
Taxable Equivalent Yield4         6.94%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charges.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months.
3. Distribution rate is based on an annualization of the current 4.63 cents per share monthly dividend, which includes a -.2 cent dividend adjustment, and the offering price of $11.88 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Virginia state personal income tax bracket of 43.07%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
The Franklin Virginia Tax-Free Income Fund - Class II paid distributions derived from long-term capital gains of 3.26 cents ($0.0326) per share in June 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.


Past performance is not predictive of future results.

GLOSSARY OF INVESTMENT TERMS


Average Annual Total Return: The average annual change in value of an investment over the periods indicated. Unless otherwise stated, figures shown in this report include sales charges.

Discount: Amount by which a bond sells below its face (par) value. For instance, a bond with a $1,000 face value that sells for $900 would have a $100 discount.

Call Protection: The length of time during which a bond cannot be redeemed by its issuer.

Coupon: A bond's interest rate that the issuer promises to pay to the holder until the bond matures.

Cumulative Total Return: Measures the change in value of an investment over the periods indicated. Unless otherwise stated, figures shown in this report exclude sales charges.

Current-Coupon Bond: A bond with a coupon rate that is within half a percentage point of current market interest rates. See also Full Coupon Bond.

Full-Coupon Bond: A bond with a coupon rate that is near or above current market interest rates. See also Current Coupon Bond.

High-Grade Bond/High-Quality Bond: A bond rated AAA or AA by Standard & Poor's(R) or Aaa or Aa by Moody's Investors Service -- two national credit-rating agencies.

Investment-Grade Bond: A bond with a rating of AAA to BBB, usually within the top four rating categories assigned to bonds.

Premium: Amount by which a bond sells above its face (par) value. For instance, a bond with a $1,000 face value that sells for a $1,100 would have a $100 premium.



Prerefunded Bond: A bond that will be paid off at its first call date with proceeds of the sale of a second bond carrying a lower interest rate. The proceeds are generally invested in U.S. Treasuries set to mature at the original bonds first call date. When a bond is prerefunded its premium rises, and then falls to par value as the refunding date approaches.

Par Value: The face value or amount at which a security will be redeemed at maturity -- typically $1,000 for a bond.

Yield Spread: The relative yield differential between lower- and higher-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for added credit risk.




MUNICIPAL BOND RATINGS


Moody's

Aaa: Best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.
Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P(R)
AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.













FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Alabama Tax-Free Income Fund

                                                        Six Months Ended
                                                         August 31, 1997             Year Ended February 28,
Class I                                                    (unaudited)      1997     1996***   1995      1994      1993
                                                     ---------------------------------------------------------------------
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                        $11.73        $11.73      $11.31    $11.80    $11.71    $11.00
                                                     ---------------------------------------------------------------------
Income from investment operations:
 Net investment income                                         .32           .65         .66       .66       .66       .68
 Net realized and unrealized gains (losses)                    .12           .01         .42      (.50)      .09       .71
                                                     ---------------------------------------------------------------------
Total from investment operations                               .44           .66        1.08       .16       .75      1.39
                                                     ---------------------------------------------------------------------
Less distributions:
 Dividends from net investment income                         (.33)         (.66)       (.66)     (.65)     (.66)     (.68)
 Distributions from net realized gains                        (.04)        --          --        --        --        --
                                                     ---------------------------------------------------------------------
Total distributions                                           (.37)         (.66)       (.66)     (.65)     (.66)     (.68)
                                                     ---------------------------------------------------------------------
Net asset value, end of period                              $11.80        $11.73      $11.73    $11.31    $11.80    $11.71
                                                     =====================================================================

Total Return*                                                 3.78%         5.84%       9.74%     1.54%     6.35%    12.84%

Ratios/Supplemental Data
Net assets, end of period (000's)                             $203,251  $193,466 $185,981  $170,051  $178,414  $144,480
Ratio to average net assets:
 Expenses                                                      .72%**        .71%        .72%      .72%      .64%      .68%
 Net investment income                                        5.51%**       5.62%       5.69%     5.88%     5.62%     6.04%
Portfolio turnover rate                                       6.62%        15.47%      12.39%    19.85%    14.87%    11.27%

Class II
--------------------------------------------------------------------------------------------
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                        $11.78        $11.77      $11.36
                                                     ---------------------------------------
Income from investment operations:
 Net investment income                                         .29           .59         .49
 Net realized and unrealized gains                             .11           .01         .41
                                                     ---------------------------------------
Total from investment operations                               .40           .60         .90
                                                     ---------------------------------------
Less distributions:
 Dividends from net investment income                         (.29)         (.59)       (.49)
 Distributions from net realized gains                        (.04)        --          --
                                                     ---------------------------------------
Total distributions                                           (.33)         (.59)       (.49)
                                                     ---------------------------------------
Net asset value, end of period                              $11.85        $11.78      $11.77
                                                     =======================================
Total Return*                                                 3.48%         5.28%       8.01%

Ratios/Supplemental Data
Net assets, end of period (000's)                        $7,386        $5,683      $1,662
Ratio to average net assets:
 Expenses                                                     1.28%**       1.28%       1.29%**
 Net investment income                                        4.93%**       5.05%       5.09%**
Portfolio turnover rate                                       6.62%        15.47%      12.39%



*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
*** For the period May 1, 1995 (effective date) to February 29, 1996 for Class
II.

See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1997 (unaudited)



                                                                                                 PRINCIPAL
 Franklin Alabama Tax-Free Income Fund                                                             AMOUNT       VALUE
   Long Term Investments 98.4%

   Alabama Building Renovation Financing Authority Revenue, 7.45%, 9/01/11.................... $ 1,500,000  $ 1,654,155
   Alabama HFA, SFMR, GNMA Secured,
    Series A, 7.50%, 10/01/10.................................................................     490,000      516,798
    Series A, 8.00%, 10/01/20.................................................................     120,000      124,096
    Series A-1, 6.50%, 4/01/17................................................................   3,440,000    3,592,736
    Series A-2, 6.80%, 4/01/25................................................................   1,215,000    1,292,724
    Series C, 7.45%, 10/01/21.................................................................     285,000      296,950
    Series C-2, 7.75%, 4/01/22................................................................     970,000    1,018,141
   Alabama State Docks Department, Docks Facilities Revenue, MBIA Insured, 6.30%, 10/01/21....   4,500,000    4,768,560
   Alabama State IDA, Solid Waste Disposal Revenue, Pine City Fiber Co., 6.45%, 12/01/23......   2,000,000    2,074,640
   Alabama State University Dormitory Revenue, Pre-Refunded, 8.00%, 1/01/14...................     250,000      269,533
   Alabama Water Pollution Control Authority, Revolving Fund Loan, Series B, 7.75%, 8/15/12...   3,095,000    3,282,557
   Alabaster Water and Gas Board Revenue, AMBAC Insured, 6.35%, 9/01/14.......................   2,215,000    2,403,164
   Alexander City Utility Revenue, Warrants, FSA Insured, 6.20%, 8/15/10......................   2,000,000    2,158,340
   Anniston Regional Medical Center Board, Hospital Revenue, Refunding,
    Northeast Alabama Regional Medical Center Project,
 Series A, 7.70%, 7/01/08.....................................................................     250,000      255,118
   Athens Electric Revenue, Warrants, MBIA Insured, 6.00%, 6/01/25............................   1,000,000    1,055,750
   Athens Water and Sewer Revenue, Warrants, AMBAC Insured, 6.10%, 8/01/18....................   1,500,000    1,587,075
   Auburn Governmental Utility Services Corp., Waste Water Revenue, Merscot-Auburn, L.P.,
    FGIC Insured, 7.30%, 1/01/12..............................................................   1,520,000    1,630,048
   Auburn University General Fee Revenue, Refunding, 7.00%, 6/01/11...........................   2,000,000    2,200,440
   Bessemer Medical Clinic Board Revenue, Refunding, Bessemer Carraway Center,
    Series A, MBIA Insured, 7.25%, 4/01/15....................................................   1,000,000    1,074,050
   Birmingham Airport Authority Revenue, Series A, AMBAC Insured, 7.375%, 7/01/10.............     500,000      540,830
   Birmingham Baptist Medical Center, Special Care Facilities,
    Financing Authority Revenue, MBIA Insured,
    Refunding, Baptist Health System, Inc., 5.875%, 11/15/19..................................   3,500,000    3,605,350
    Refunding, Baptist Health System, Inc., 5.875%, 11/15/26..................................   2,000,000    2,051,800
    Series A, 7.00%, 1/01/21..................................................................   1,870,000    2,011,821
   Birmingham GO, Refunding,
    8.00%, 10/01/15   ........................................................................     145,000      148,338
    Series B, 6.25%, 4/01/12..................................................................   1,000,000    1,063,080
    Series B, 6.25%, 4/01/16..................................................................   1,000,000    1,058,860
   Birmingham-Jefferson Civic Center Authority, Special Tax, Capital Outlay,
    7.40%, 1/01/08    ........................................................................     285,000      301,165
    7.25%, 1/01/12    ........................................................................     640,000      660,083
   Birmingham Special Care Facilities Financing Authority Revenue,
    Health Care Medical Center East, MBIA Insured, 7.00%, 7/01/12.............................   1,200,000    1,307,628
   Birmingham Special Care Facilities Financing Authority Revenue, Refunding,
    Medical Center East, MBIA Insured, 7.25%, 7/01/15.........................................   2,000,000    2,033,260
   Camden IDB, PCR, Facilities Revenue, Refunding, MacMillian Bloedel
    Project, Series A, 7.75%, 5/01/09.........................................................   3,250,000    3,560,408
   Citronelle IDB, PCR, Stauffer Chemical Project, Guaranteed by
    Imperial Chemical, Plc., Series 1982, 8.00%, 12/01/12.....................................     500,000      552,715
   Coffee County PBA, Building Revenue, Warrants, FSA Insured, 6.10%, 9/01/16.................   1,000,000    1,047,310
   Colbert County Health Care Authority, Helen Keller Hospital, 8.75%, 6/01/09................   1,750,000    1,916,705
   Columbia IDB, PCR, Refunding, Alabama Power Co. Project, AMBAC Insured, 6.50%, 9/01/23.....   5,000,000    5,233,050
   Courtland IDB, Environmental Improvement Revenue, Refunding,
    Champion International Corp. Project, 6.40%, 11/01/26.....................................   2,000,000    2,039,720
   Courtland IDB, Solid Waste Disposal Revenue, Champion International Corp. Project,
    7.75%, 1/01/20    ........................................................................     505,000      542,804
    Series A, 6.50%, 9/01/25..................................................................   5,000,000    5,293,650
   Courtland IDBR, Refunding, Champion International Corp. Project, Series A, 7.20%, 12/01/13.   4,000,000    4,430,080
   Cullman Water Revenue, Warrants, Series A, AMBAC Insured, 6.20%, 10/01/12..................   2,000,000    2,097,780
   Daphne Utilities Board, Water, Gas and Sewer Revenue, Refunding, Series A,
    FGIC Insured, Pre-Refunded, 7.35%, 6/01/20................................................   2,000,000    2,197,040
   Demopolis HDC, MFHR, Refunding, Series A, FSA Insured, 7.625%, 8/01/19.....................   1,400,000    1,464,694
   Fairfield IDB, Environmental Improvement Revenue, Refunding,
    USX Corp. Project, Series A, 6.70%, 12/01/24..............................................   3,500,000    3,742,900
   Fairfield, Warrants, AMBAC Insured, 6.30%, 6/01/22.........................................   3,000,000    3,202,140
   Gadsden HDC, MFR, Refunding, Series A, 7.00%, 1/01/22......................................   1,565,000    1,622,780
   Guam Airport Authority Revenue, Refunding, Series A, 6.50%, 10/01/23.......................   1,000,000    1,056,430
   Gulf Shores GO, Refunding, Warrants, AMBAC Insured, 6.00%, 9/01/21.........................   1,935,000    2,039,742
   Helena Utilities Board, Water and Sewer Revenue, MBIA Insured, 5.75%, 9/01/25..............   6,000,000    6,087,840
   Homewood Special Care Facilities Financing Authority Revenue, Refunding,
    Lakeshore Hospital Project, Series B, Pre-Refunded,
    8.25%, 2/01/04    ........................................................................     430,000      458,354
   Houston County Health Care Authority Revenue, Southeast Alabama
    Medical Center, MBIA Insured, 6.125%, 10/01/12............................................   2,070,000    2,176,543
   Huntsville Health Care Authority Facilities Revenue, Series B, MBIA Insured, 6.50%, 6/01/13   2,175,000    2,423,102
   Huntsville Solid Waste Disposal Authority and Resource Recovery
    Revenue, FGIC Insured, 7.00%, 10/01/14....................................................   $ 230,000    $ 247,722
   Jasper County Waterworks & Sewer Board, Water and Sewer Revenue,
    AMBAC Insured, 6.15%, 6/01/14.............................................................   1,000,000    1,072,490
   Jefferson County Sewer Revenue, Warrants,
    ETM, 7.50%, 9/01/13.......................................................................     200,000      210,724
    Refunding, Series A, FGIC Insured, 5.375%, 2/01/27........................................   3,675,000    3,576,878
    Series D, FGIC Insured, 5.75%, 2/01/27....................................................   6,000,000    6,094,980
   LCM Housing Assistance Corp. Project, MFR, Refunding, Series A, 7.875%, 1/01/22............   1,255,000    1,308,338
   Lee County GO, Warrants, AMBAC Insured, 5.50%, 2/01/21.....................................   2,250,000    2,229,390
   Limestone County Water Authority Revenue, FGIC Insured, 7.70%, 12/01/19....................   1,050,000    1,096,652
   Madison County PBA Revenue, Warrants, 6.90%, 11/01/11......................................     500,000      534,430
   Madison GO, Warrants, MBIA Insured,
    6.00%, 4/01/23    ........................................................................   2,000,000    2,113,200
    Series B, 6.25%, 2/01/15..................................................................   1,560,000    1,677,749
   Madison School, Warrants, MBIA Insured, 6.25%, 2/01/14.....................................   2,290,000    2,462,849
   Marshall County Health Care Authority Hospital Revenue,
    Crossover Refunding, Guntersville-Arab Medical Center, 7.60%, 10/01/07....................   2,530,000    2,754,816
    Refunding, Boaz-Albertville Medical Center, 6.50%, 1/01/18................................  10,810,000   10,971,934
   Mobile Airport Authority Revenue, Mae Project, 7.375%, 11/01/12............................   1,000,000    1,081,020
   Mobile Commission of Water and Sewer Revenue, Refunding, 6.50%, 1/01/09....................   1,500,000    1,624,665
   Mobile Housing Assistance Corp., MFHR, Refunding, Series A, FSA Insured, 7.625%, 2/01/21...   1,340,000    1,399,067
   Mobile IDB, Mobile Energy Service Co. Project, Solid Waste
    Disposal Revenue, Refunding, 6.95%, 1/01/20...............................................   8,000,000    8,662,080
   Montgomery Medical Clinic Board, Health Care Facility Revenue, Refunding,
    Jackson Hospital & Clinic, AMBAC Insured,  6.00%, 3/01/26.................................   6,000,000    6,226,980
   Morgan County, Decatur Health Care Revenue, Refunding, Decatur General Hospital,
    Connie Lee Insured, 6.375%, 3/01/24.......................................................   5,750,000    6,087,640
   Moulton Waterworks Board, Water Revenue, Series A, 6.30%, 1/01/18..........................   1,500,000    1,502,520
   Muscle Shoals GO, Refunding, Warrants, MBIA Insured,
    5.80%, 8/01/16    ........................................................................   1,725,000    1,780,666
    5.90%, 8/01/25    ........................................................................   7,000,000    7,196,840
   Northeast Alabama Water, Sewer and Fire Protection District Revenue, AMBAC Insured,
    6.375%, 5/01/22   ........................................................................   2,000,000    2,124,000
    Pre-Refunded, 7.90%, 5/01/15 .............................................................      30,000       31,375
   Northport GO, Warrants, FGIC Insured, Pre-Refunded, 7.70%, 12/01/13 .......................     200,000      212,666
   Oneonta Utilities Board Revenue,
    FSA Insured, 6.90%, 11/01/24..............................................................   5,000,000    5,483,150
    Refunding, MBIA Insured, 5.50%, 11/01/23..................................................   3,820,000    3,793,489
   Pelham GO, Warrants, AMBAC Insured,
    6.25%, 11/01/12   ........................................................................   1,000,000    1,068,800
    6.25%, 11/01/22   ........................................................................   2,500,000    2,674,375
   Piedmont IDBR, Springs Industrial Project, 8.25%, 9/01/10..................................     780,000      847,852
   Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, Pre-Refunded,
    7.90%, 7/01/07    ........................................................................     500,000      526,780
    7.875%, 7/01/17   ........................................................................     175,000      184,338
   Puerto Rico Commonwealth Highway Authority Revenue,
    Refunding, Series R, 7.15%, 7/01/00.......................................................     600,000      644,322
    Series P, Pre-Refunded, 8.125%, 7/01/13...................................................     155,000      163,582
   Puerto Rico Commonwealth Infrastructure Financing Authority,
    Special Tax Revenue, Series A, 7.90%, 7/01/07.............................................     175,000      183,591
   Puerto Rico Commonwealth Urban Renewal and Housing Corp.,
    Commonwealth Appropriation, Refunding, 7.875%, 10/01/04...................................     300,000      324,114
   Puerto Rico Electric Power Authority Revenue, Water Resources, Refunding,
    Series M, Pre-Refunded, 8.00%, 7/01/08....................................................     350,000      369,026
    Series N, 7.00%, 7/01/07..................................................................     355,000      374,876
   Puerto Rico Industrial, Medical and Environmental Facilities,
    PCFA Revenue, Upjohn Co. Project, 7.50%, 12/01/23.........................................     200,000      214,218
   Russell County PBA Revenue, Jail Project, Pre-Refunded, 8.50%, 1/01/14.....................     200,000      215,008
   Russellville GO, Refunding, Warrants, MBIA Insured, 5.75%, 12/01/26........................   2,500,000    2,534,874
   Tuscaloosa, Warrants, AMBAC Insured, 6.75%, 7/01/20........................................   4,925,000    5,254,826
   West Jefferson IDB, PCR, Refunding, Alabama Power Co., Miller Plant,
    Series C, MBIA Insured, 6.05%, 5/01/23....................................................   5,000,000    5,088,900
   Wilsonville IDB, PCR, Refunding, Southern Electric Generating System,
    Series C, MBIA Insured, 6.75%, 2/01/15....................................................   3,500,000    3,758,964
                                                                                                          -------------
   Total Long Term Investments (Cost $195,833,357)............................................              207,209,633
                                                                                                          -------------
 a Short Term Investments .2%
   Columbia IDB, PCR, Refunding, Alabama Power Co. Project, Series D,
    Daily VRDN and Put, 3.70%, 10/01/22.......................................................   $ 300,000    $ 300,000
   Puerto Rico Commonwealth Government Development Bank, Refunding,
    Weekly VRDN and Put, 2.90%, 12/01/15......................................................     200,000      200,000
                                                                                                          -------------
   Total Short Term Investments (Cost $500,000)...............................................                  500,000
                                                                                                          -------------
   Total Investments (Cost $196,333,357) 98.6%................................................              207,709,633
Other Assets, less Liabilities 1.4%...........................................................                2,927,641
                                                                                                          -------------
   Net Assets 100.0%  ........................................................................             $210,637,274
                                                                                                          =============

See glossary of abbreviations on page 115

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

See notes to financial statements.



FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Florida Tax-Free Income Fund
                                                        Six Months Ended
                                                         August 31, 1997             Year Ended February 28,
Class I                                                    (unaudited)      1997        1996***1995      1994      1993
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                        $11.59        $11.69      $11.35    $11.77    $11.68    $11.04
                                                     ---------------------------------------------------------------------
Income from investment operations:
 Net investment income                                         .33           .67         .69       .69       .70       .71
 Net realized and unrealized gains (losses)                    .08          (.08)        .34      (.44)      .09       .65
                                                     ---------------------------------------------------------------------
Total from investment operations                               .41           .59        1.03       .25       .79      1.36
                                                     ---------------------------------------------------------------------
Less distributions:
 Dividends from net investment income                         (.34)         (.69)       (.69)     (.67)     (.70)     (.72)
                                                     ---------------------------------------------------------------------
Net asset value, end of period                              $11.66        $11.59      $11.69    $11.35    $11.77    $11.68
                                                     =====================================================================
Total Return*                                                 3.58%         5.20%       9.28%     2.36%     6.63%    12.45%

Ratios/Supplemental Data
Net assets, end of period (000's)                        $1,537,672    $1,458,087  $1,353,541 $1,265,018 $1,361,583 $1,164,827
Ratio to average net assets:
 Expenses                                                      .61%**        .60%        .60%      .59%      .52%      .54%
 Net investment income                                        5.62%**       5.78%       5.93%     6.15%     5.90%     6.30%
Portfolio turnover rate                                       5.17%        12.00%      11.78%    14.34%    11.77%    11.72%

Class II
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                        $11.67        $11.76      $11.37
                                                     ---------------------------------------
Income from investment operations:
 Net investment income                                         .30           .60         .52
 Net realized and unrealized gains (losses)                    .08          (.07)        .38
                                                     ---------------------------------------
Total from investment operations                               .38           .53         .90
                                                     ---------------------------------------
Less distributions:
 Dividends from net investment income                         (.30)         (.62)       (.51)
 In excess of net investment income                           (.01)        --          --
                                                     ---------------------------------------
Total distributions                                           (.31)         (.62)       (.51)
                                                     ---------------------------------------
Net asset value, end of period                              $11.74        $11.67      $11.76
                                                     =======================================
Total Return*                                                 3.28%         4.65%       8.05%

Ratios/Supplemental Data
Net assets, end of period (000's)                          $40,187       $23,556      $7,644
Ratio to average net assets:
 Expenses                                                     1.18%**       1.17%       1.18%**
 Net investment income                                        5.05%**       5.17%       5.33%**
Portfolio turnover rate                                       5.17%        12.00%      11.78%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
***For the period May 1, 1995 (effective date) to February 29, 1996 for Class
II.

See notes to financial statements.



FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1997 (unaudited)



                                                                                                PRINCIPAL
   Franklin Florida Tax-Free Income Fund                                                          AMOUNT       VALUE
   Long Term Investments 98.3%
   Bonds 94.9%

   Alachua County Health Facilities Authority Revenue,
    Refunding, Santa Fe Health Care Facilities Project, Pre-Refunded, 7.60%, 11/15/13 ........$ 6,705,000   $ 7,486,468
    Shands Teaching Hospital, Series A, MBIA Insured, 5.80%, 12/01/26......................... 12,000,000    12,338,160
   Alachua County Public Improvement Revenue, Refunding, FSA Insured, 5.375%, 8/01/17.........  5,755,000     5,716,442
   Atlantic Beach Utilities Systems Revenue, MBIA Insured, 5.50%, 10/01/25....................  2,000,000     1,999,900
   Bay County Hospital System Revenue, Refunding, Bay Medical Center Project,
    Pre-Refunded, 8.00%, 10/01/12............................................................. 11,205,000    13,683,546
   Bay County Resource Recovery Revenue, Refunding, MBIA Insured,
    Series A, 6.60%, 7/01/11 .................................................................  3,710,000     4,088,754
    Series B, 6.60%, 7/01/12 ................................................................. 18,150,000    20,002,934
   Bay County Water System Revenue, Refunding, AMBAC Insured,
    6.50%, 9/01/07    ........................................................................    525,000       580,377
    6.60%, 9/01/11    ........................................................................    675,000       745,673
   Bay Medical Center, Hospital Revenue, Refunding, Bay Medical Center Project,
    AMBAC Insured, 5.60%, 10/01/19............................................................ 13,130,000    13,247,907
   Boynton Beach Public Service Tax Revenue, MBIA Insured, Pre-Refunded, 7.50%, 11/01/10......  4,000,000     4,405,360
   Brevard County Health Facilities Authority Revenue, Refunding, Wuesthoff Memorial Hospital,
    Series B, Pre-Refunded, 7.20%, 4/01/13 ...................................................  5,000,000     5,633,900
   Brevard County HFA, SFMR, Refunding, Series B, FSA Insured, 7.00%, 3/01/13 ................  1,325,000     1,408,356
   Brevard County School Board COP, Series A, Refunding, AMBAC Insured, 5.40%, 7/01/11........  4,415,000     4,549,304
   Broward County Educational Facilities Authority Revenue, Refunding,
    Nova Southeastern University Project, Connie Lee Insured,
  6.125%, 4/01/17     ........................................................................  2,250,000     2,341,868
   Broward County Health Facility Authority Revenue, Nursing Home, Refunding,
    7.40%, 8/15/10    ........................................................................  2,080,000     2,218,362
    7.50%, 8/15/20    ........................................................................  1,475,000     1,605,980
   Broward County HFA Revenue, GNMA Secured,
    Series B, 7.55%, 3/01/15 .................................................................  3,710,000     3,907,001
    Series C, 8.00%, 3/01/21 .................................................................  1,150,000     1,210,203
    Series D, 6.90%, 6/01/09 .................................................................    360,000       383,526
    Series D, 7.375%, 6/01/21 ................................................................    865,000       924,996
   Broward County Professional Sports Facilities, Tax Revenue,
    Civic Arena Project, Series A, MBIA Insured,
    5.75%, 9/01/21    ........................................................................  5,000,000     5,122,100
    5.625%, 9/01/28   ........................................................................  8,745,000     8,808,051
   Broward County Resource Recovery Revenue,
    Broward Waste Energy Co., L.P., North Project, 7.95%, 12/01/08............................  5,840,000     6,357,190
    SES Waste Energy Co., L.P., South Project, 7.95%, 12/01/08................................ 11,145,000    12,132,001
   Broward County School Board COP, Series C, AMBAC Insured, 5.375%, 7/01/17.................. 10,000,000     9,861,200
   Broward County Tourist Development, Special Tax Revenue, Convention Center Project,
    FGIC Insured, Pre-Refunded,
    7.75%, 10/01/13   ........................................................................    200,000       212,186
   Broward County Water and Sewer Utility Revenue, Series B, AMBAC Insured,
    Pre-Refunded, 7.50%, 10/01/18.............................................................    585,000       598,297
   Cape Canaveral Hospital District Revenue, Certificates, AMBAC Insured, 6.875%, 1/01/21.....  1,500,000     1,626,360
   Celebration Community Development District, Special Assessment, MBIA Insured,
    6.00%, 5/01/10    ........................................................................  5,500,000     5,817,240
    6.10%, 5/01/16    ........................................................................  4,000,000     4,216,960
    Series A, 5.50%, 5/01/18..................................................................  2,000,000     1,992,500
   Charlotte County Utilities Revenue, Refunding, Series A, FGIC Insured,
    5.625%, 10/01/21  ........................................................................  3,000,000     3,038,100
    6.20%, 10/01/23   ........................................................................  5,000,000     5,006,750
   Citrus County PCR, Florida Power and Light Co., Crystal River, Refunding,
    Series A, 6.625%, 1/01/27 ................................................................ 11,100,000    11,994,549
    Series B, 6.35%, 2/01/22.................................................................. 20,400,000    21,932,244
   Clay County HFA Revenue, SFM, Series A, GNMA Secured,
    8.20%, 6/01/21    ........................................................................  1,925,000     2,019,575
    7.80%, 6/01/22    ........................................................................  4,675,000     4,967,889
    7.45%, 9/01/23    ........................................................................  1,310,000     1,381,434
   Clearwater MFR, Rental Housing, Drew Gardens Projects, Refunding, Series A,
    FHA Insured, 6.50%, 10/01/25 .............................................................  2,885,000     3,005,737
   Clewiston Water and Sewer Revenue, Refunding, AMBAC Insured, Pre-Refunded, 7.65%, 10/01/10.  1,000,000     1,089,310
   Cocoa Water and Sewer Improvement Revenue, FGIC Insured, 5.875%, 10/01/22..................  4,000,000     4,160,000
   Collier County Water and Sewer District Revenue, Sewer Assessment,
    East and South Naples Project, MBIA Insured,
  7.15%, 10/01/11     ........................................................................    305,000       315,605
   Coral Springs ID, Special Water and Sewer Project, 6.75%, 11/01/02 ........................$ 3,095,000   $ 3,160,057
   Dade County Health Facilities Authority, Hospital Revenue,
    Mt. Sinai Medical Center Project, FSA Insured, Pre-Refunded, 8.40%, 12/01/17 .............     75,000        77,326
    Refunding, Catholic Health and Rehabilitation, Inc. Project, 7.625%, 8/15/20 .............  7,475,000     7,999,222
   Dade County HFA, MFMR, GNMA Secured, Hialeah Center,
    Series 5, Pre-Refunded, 7.875%, 12/01/32..................................................  1,930,000     2,132,785
   Dade County HFA, SFMR,
    Refunding, Series A, 8.125%, 7/01/07......................................................     30,000        30,382
    Refunding, Series D, FSA Insured, 6.95%, 12/15/12 ........................................    980,000     1,047,806
    Refunding, Series E, FNMA Secured, 7.00%, 3/01/24 ........................................    300,000       317,022
    Series A, GNMA Secured, 7.50%, 9/01/13 ...................................................  2,470,000     2,536,888
    Series A, GNMA Secured, 7.10%, 3/01/17 ...................................................  1,555,000     1,641,800
    Series B, GNMA Secured, 7.25%, 9/01/23 ...................................................    260,000       274,750
   Dade County IDA Revenue, Epworth Village West, FHA Insured, Pre-Refunded, 8.25%, 2/01/28 ..    125,000       129,684
   Dade County IDA, Solid Waste Disposal Revenue, Florida Power
    and Light Co. Project, 7.15%, 2/01/23.....................................................  5,695,000     6,131,522
   Dade County Public Facilities Revenue, Jackson Memorial Hospital,
    Series A, MBIA Insured, 7.30%, 6/01/12 ...................................................    140,000       142,477
   Dade County School Board COP, Series B, AMBAC Insured, 5.75%, 8/01/19...................... 14,610,000    14,941,209
   Dade County School District GO, Pre-Refunded, 7.375%, 7/01/08 .............................  5,960,000     6,415,523
   Dade County Seaport Revenue, Refunding, Series 95, MBIA Insured, 5.75%, 10/01/15...........  4,100,000     4,248,871
   Dade County, Special Obligation, Courthouse Center Project, 6.10%, 4/01/20.................  5,000,000     5,220,700
   Dade County Water and Sewer System Revenue, FGIC Insured,
    5.25%, 10/01/21   ........................................................................  5,000,000     4,834,050
    5.75%, 10/01/22   ........................................................................  8,245,000     8,415,177
    5.50%, 10/01/25   ........................................................................ 32,045,000    31,816,840
    5.25%, 10/01/26   ........................................................................ 12,000,000    11,566,560
   Dovera Community Development District Revenue, Special Assessment,
    7.625%, 5/01/03   ........................................................................    345,000       366,431
    7.875%, 5/01/12   ........................................................................    925,000       985,181
   Dunes Community Development District Revenue, Water and Sewer Project,
    Pre-Refunded, 8.25%, 10/01/18.............................................................    670,000       713,945
   Duval County HFA, MFHR, Mortgage, Eagles Point North, Series A, MBIA Insured,
    5.60%, 7/01/17    ........................................................................  1,000,000     1,000,740
    5.70%, 7/01/27    ........................................................................  2,000,000     2,001,460
   Duval County HFA, SFMR, GNMA Secured,
    Series 1988, 8.625%, 12/01/19 ............................................................     50,000        54,764
    Series A, 8.50%, 9/01/19 .................................................................     80,000        83,379
    Series A, 7.85%, 12/01/22.................................................................  2,470,000     2,606,962
    Series B, 7.70%, 11/01/11 ................................................................    545,000       568,740
    Series C, FGIC Insured, 7.70%, 9/01/24 ...................................................  1,170,000     1,247,805
   Escambia County HFA, SFMR,
    cMulti-County Program, Series C, FNMA/GNMA Secured, 5.80%,10/01/19........................  1,500,000     1,502,340
    cMulti-County Program, Series C, FNMA/GNMA Secured, 5.875%, 10/01/28......................  6,500,000     6,512,740
    Refunding, 8.75%, 10/01/15 ...............................................................     15,000        15,458
    Series A, GNMA Secured, 7.40%, 10/01/23 ..................................................  4,235,000     4,450,985
   Escambia County HFA Revenue, Refunding, Baptist Hospital and Manor, 6.75%, 10/01/14 .......  4,350,000     4,685,211
   Escambia County Revenue, Series B, Sub-Series 1, MBIA Insured, 7.20%, 1/01/15..............  4,000,000     4,224,720
   Escambia County School Board COP, FSA Insured, Pre-Refunded, 6.375%, 2/01/12...............  1,210,000     1,281,390
   Escambia County Tourist Development Revenue, Pre-Refunded, 8.40%, 12/01/12.................     90,000        92,779
   Escambia County Utilities Authority, Sanitary System Revenue, FSA Insured, 6.00%, 1/01/23..  2,500,000     2,624,975
   Escambia County Utilities Authority System Revenue, Refunding, FGIC Insured, 7.75%, 1/01/15  2,000,000     2,126,100
   First Governmental Financing Commission Revenue, Gainsville,
    Hollywood, and St. Petersburg, AMBAC Insured, 5.75%, 7/01/16..............................  3,700,000     3,803,082
   Florida HFA,
    General Mortgage, Refunding, Series A, 6.40%, 6/01/24 ....................................  3,700,000     3,895,323
    Homeowner Mortgage, Series 1, MBIA Insured, 5.625%, 7/01/17...............................  5,000,000     5,075,100
    Homeownership Revenue, Series G-1, GNMA Secured, 7.80%, 9/01/10 ..........................    690,000       731,993
    Homeownership Revenue, Series G-1, GNMA Secured, 8.30%, 6/01/20 ..........................    290,000       303,195
    Homeownership Revenue, Series G-1, GNMA Secured, 7.90%, 3/01/22 ..........................  3,530,000     3,772,299
    MF Housing, Citrus Meadows Apartments Project, Series Q, GNMA Secured, 7.65%, 6/20/31.....  4,000,000     4,137,400
    MF Housing, Driftwood Terrace Project, Series I, 7.65%, 12/20/31 .........................  3,445,000     3,628,894
   Florida HFA, (cont.)
    MF Mortgage, Lake Carlton Arms, Guaranteed, Refunding, Series F,
    Mandatory Put 12/01/99, 7.375%, 12/01/07..................................................$ 4,000,000   $ 4,024,000
    MFHR, Refunding, Series A, 6.95%, 10/01/21 ...............................................  2,900,000     3,030,123
    Reserve at Kanapaha, Series G, AMBAC Insured, 5.70%, 7/01/37..............................  5,000,000     4,976,100
    Reserve at Northshore, Series H, AMBAC Insured, 5.70%, 5/01/37............................  2,000,000     1,990,460
    Riverfront Apartments, Series A, AMBAC Insured, 6.25%, 4/01/37............................  1,300,000     1,345,422
    SFMR, Series A, 8.60%, 7/01/16 ...........................................................    355,000       359,817
   Florida State Board of Education, Capital Outlay, Public Education,
    Refunding, Series A, 7.25%, 6/01/23 ......................................................  8,775,000     9,542,988
    Series A, 5.875%, 6/01/16.................................................................  4,500,000     4,673,700
    Series B, 5.875%, 6/01/24.................................................................  8,990,000     9,245,676
    Series B, 5.875%, 6/01/25.................................................................  7,000,000     7,199,080
    Series B-1, Pre-Refunded, 7.875%, 6/01/19.................................................    650,000       682,019
    Series F, FGIC Insured, 5.50%, 6/01/26.................................................... 10,000,000    10,028,900
   Florida State Community Services Corp., Walton County Water and
  Sewer Revenue, South Walton County Regional Utilities,  7.00%, 3/01/18......................  2,550,000     2,798,421
   Florida State Correctional Privatization Commission COP, Correctional
    Facility Bay Project, MBIA Insured, 6.00%, 8/01/15........................................  6,000,000     6,303,480
   Florida State Department of Corrections COP, Okeechobee Correctional
    Facility, AMBAC Insured, 6.25%, 3/01/15 ..................................................  2,960,000     3,225,808
   Florida State Department of General Services, Board of Finance Division,
    Department of Natural Resources Revenues,
  AMBAC Insured, 6.75%, 7/01/13...............................................................  3,000,000     3,282,900
   Florida State Department of General Services, Facilities Management
    Division, Revenue, Florida Facilities Pool,
    Pre-Refunded, 8.125%, 9/01/17.............................................................    145,000       153,913
    Refunding, Series B, AMBAC Insured, 5.70%, 9/01/20........................................  7,000,000     7,093,240
   Florida State GO, Pre-Refunded, 7.375%, 7/01/19 ...........................................  3,715,000     3,998,937
   Florida State Mid-Bay Bridge Authority Revenue,
    Crossover Refunding, Series A, 6.00%, 10/01/13 ........................................... 13,505,000    13,737,286
    Crossover Refunding, Series A, 6.10%, 10/01/22 ...........................................  7,000,000     7,119,910
    Refunding, Series D, 6.125%, 10/01/22 .................................................... 11,100,000    11,307,792
    Series A, 8.00%, 10/01/06.................................................................  2,600,000     2,906,930
    Series A, 7.50%, 10/01/17 ................................................................ 14,250,000    15,674,715
    Series A, ETM, 6.875%, 10/01/22 ..........................................................  6,000,000     7,179,660
   Florida State Turnpike Authority Revenue, Department of Transportation, Series A,
    AMBAC Insured, Pre-Refunded, 7.125%, 7/01/18 .............................................  8,780,000     9,794,705
    FGIC Insured, 5.50%, 7/01/21 ............................................................. 17,350,000    17,481,166
    FGIC Insured, 5.625%, 7/01/25 ............................................................  7,000,000     7,089,180
    Pre-Refunded, 7.75%, 7/01/09 .............................................................  2,375,000     2,572,030
   Gainesville Utility System Revenue,
    Series B, 6.00%, 10/01/17.................................................................  3,500,000     3,613,855
    Sub-Series A, AMBAC Insured, Pre-Refunded, 7.25%, 10/01/13 ...............................  1,600,000     1,689,136
   Gateway Services District Revenue, Transportation Roadway Service Charges, 8.75%, 5/01/14..  8,675,000     9,435,190
   Gulf Breeze Local Government Loan Program Revenue, FGIC Insured, 7.75%, 12/01/15 ..........  2,000,000     2,196,140
   Hillsborough County Aviation Authority Revenue,
    Refunding, Special Purpose, Delta Airlines, Inc., 7.75%, 1/01/24 ......................... 14,945,000    15,983,827
    Refunding, Tampa International Airport, Series A, FGIC Insured, 6.90%, 10/01/11 ..........  8,500,000     9,085,905
    Tampa International Airport, Series B, FGIC Insured, 5.875%, 10/01/23 ....................  5,730,000     5,939,833
   Hillsborough County Capital Improvement Revenue, County Center Project,
    Second Series, Pre-Refunded,
    6.625%, 7/01/12   ........................................................................  8,300,000     9,190,507
    6.75%, 7/01/22    ........................................................................  1,250,000     1,390,825
   Hillsborough County IDA Revenue, Colonial Penn Insurance Project, 7.35%, 8/01/13 ..........  5,300,000     5,849,981
   Hillsborough County Port District Revenue, Tampa Port Authority, Pre-Refunded, 8.25%, 6/01/093,000,000     3,406,950
   Hillsborough County School Board COP, MBIA Insured,
    6.00%, 7/01/12    ........................................................................  9,500,000    10,059,170
    6.00%, 7/01/14    ........................................................................  5,500,000     5,783,910
   Hillsborough County Utilities Revenue, Refunding,
    Series A, 6.625%, 8/01/11 ................................................................ 10,400,000    11,057,176
    Series A, 7.00%, 8/01/14 .................................................................  5,515,000     5,941,751

   Hillsborough County Utilities Revenue, Refunding, (cont.)
    Series A, 6.50%, 8/01/16 .................................................................$ 3,000,000   $ 3,168,840
    Series B, 6.50%, 8/01/16 .................................................................  1,000,000     1,056,280
   Indian River County Hospital District Revenue, Refunding, FSA Insured, 5.70%, 10/01/15.....  1,000,000     1,028,910
   Jacksonville Capital Improvement Revenue Certificates, Gator Bowl Project, 5.875%, 10/01/25  5,000,000     5,170,650
   Jacksonville Electric Authority Revenue,
    Refunding, St. John's River Park System, Issue 2, Series 11, 5.25%, 10/01/20..............  1,750,000     1,686,475
    cWater and Sewer, Series B, FGIC Insured, 5.40%, 10/01/20.................................  3,000,000     2,960,910
   Jacksonville Health Facilities Authority, Hospital Revenue, Refunding,
    Baptist Medical Center Project, Series A, MBIA Insured, 7.30%, 6/01/19....................  2,500,000     2,667,675
    Riverside Hospital Project, Pre-Refunded, 7.625%, 10/01/13 ...............................  8,480,000     9,224,290
   Jacksonville Hospital Revenue, University Medical Center, Inc. Project,
    Connie Lee Insured, 6.60%, 2/01/21........................................................  1,750,000     1,868,213
   Jupiter Sales Tax Revenue, Series 1990, Pre-Refunded, 7.40%, 9/01/20.......................  1,000,000     1,103,760
   Kissimmee Water and Sewer Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/15 ..............  5,000,000     5,243,050
   Lakeland Electric and Water Revenue,
    5.50%, 10/01/26   ........................................................................ 10,700,000    10,622,639
    5.625%, 10/01/36  ........................................................................ 11,670,000    11,693,223
    Refunding & Improvement, Senior Series B, 5.625%, 10/01/19................................ 12,800,000    12,930,688
   Lakeland Utility Tax Revenue, Refunding & Improvement,
      Series A, FGIC Insured, 6.00%, 10/01/17 ................................................  4,500,000     4,734,315
   Lee County Capital Bonds, Refunding, Series A, MBIA Insured, 7.30%, 10/01/07 ..............  1,000,000     1,080,740
   Lee County Hospital Revenue, Board of Directors, Lee Memorial Health Systems,
    Series A, MBIA Insured, 5.875%, 4/01/24................................................... 18,000,000    18,540,180
   Lee County IDA Revenue, Bonita Springs Sewer Project, Asset Guaranty, Insured,
    7.20%, 11/01/11   ........................................................................  5,000,000     5,442,050
    7.25%, 11/01/20   ........................................................................  2,000,000     2,170,340
   Lee County Local Option Gas Tax Revenue, FGIC Insured, 5.75%, 10/01/20.....................  2,575,000     2,632,139
   Lee County Solid Waste System Revenue, Series A, MBIA Insured,
    7.00%, 10/01/04   ........................................................................  1,945,000     2,145,821
    7.00%, 10/01/05   ........................................................................  1,175,000     1,296,319
    7.00%, 10/01/06   ........................................................................  1,305,000     1,442,312
    7.00%, 10/01/11   ........................................................................  4,600,000     5,100,342
   Lee County Transportation Facilities Revenue, MBIA Insured,
    5.75%, 10/01/22   ........................................................................  4,500,000     4,620,915
    5.75%, 10/01/27   ........................................................................  5,900,000     6,058,533
   Leesburg Hospital Revenue, Capital Improvement, Leesburg Regional Medical
    Center Project, Series A, Pre-Refunded,
    7.375%, 7/01/11   ........................................................................  1,250,000     1,427,300
    7.50%, 7/01/21    ........................................................................  2,115,000     2,426,349
   Leesburg Hospital Revenue, Refunding, Leesburg Regional Medical
    Center Project, Series A, 6.125%, 7/01/18.................................................  7,000,000     7,260,960
   Leesburg Utilities Revenue, Refunding, FGIC Insured, 7.60%, 10/01/09 ......................    500,000       528,695
   Leon HFA, SFMR, Series A, GNMA Secured, 7.30%, 4/01/21.....................................    895,000       941,638
   Manatee County HFA, SFMR, Series A, GNMA Secured,
    8.10%, 11/01/20   ........................................................................  1,080,000     1,122,908
    6.85%, 11/01/23   ........................................................................  4,320,000     4,527,274
   Manatee County IDR, Manatee Hospital and Health Systems, Inc.,
    ETM, 8.25%, 3/01/01 ......................................................................  1,200,000     1,285,860
    Pre-Refunded, 9.25%, 3/01/21 .............................................................  6,700,000     7,856,219
   Manatee County School Board COP, MBIA Insured, 6.125%, 7/01/21.............................  5,575,000     5,916,636
   Martin County Consolidated Utilities System Revenue, Refunding & Improvement,
    FGIC Insured, 6.00%, 10/01/24 ............................................................  4,000,000     4,208,280
   Martin County PCR, Refunding, Florida Power and Light Co. Project,
    MBIA Insured, 7.30%, 7/01/20.............................................................. 14,500,000    15,872,860
   Miami Beach Special Obligation, Subordinated, FGIC Insured, 7.375%, 12/01/08...............  2,000,000     2,168,940
   Miami Health Facilities Authority Revenue, Mercy Hospital Project, Refunding,
    8.125%, 8/01/11   ........................................................................    250,000       261,683
    Series A, Pre-Refunded, 7.35%, 8/01/15 ...................................................  7,500,000     8,088,675
   Miramar Waste Water Improvement Assessment Revenue, FGIC Insured, 6.75%, 10/01/25..........  6,500,000     7,249,190
   Nassau County PCR, Refunding, ITT Rayonier, Inc. Project, 6.25%, 6/01/10 ..................  5,000,000     5,162,850
   North Broward Hospital District Revenue, Refunding & Improvement, MBIA Insured,
    5.375%, 1/15/24   ........................................................................ 10,710,000    10,480,271
    5.75%, 1/15/27    ........................................................................ 14,370,000    14,669,471
   North Miami Health Facilities Authority Revenue, Catholic Health Services Obligation Group,
    6.00%, 8/15/16    ........................................................................$ 2,000,000   $ 2,058,120
    6.00%, 8/15/24    ........................................................................  1,750,000     1,793,680
   North Port Utilities Revenue, FGIC Insured, 6.25%, 10/01/22 ...............................  1,500,000     1,608,495
   Northern Palm Beach County Water Control District, Unit Development No. 31, Project 2,
    6.75%, 11/01/07   ........................................................................    725,000       764,375
    6.625%, 11/01/13  ........................................................................  1,470,000     1,528,433
   Ocala Gas Tax Revenue, MBIA Insured, Pre-Refunded, 7.40%, 12/01/09 ........................  1,000,000     1,028,640
   Orange County Capital Improvement Revenue, MBIA Insured,
    Series A, 7.70%, 10/01/18.................................................................    170,000       179,804
    Series A, Pre-Refunded, 7.70%, 10/01/18...................................................     30,000        31,812
    Series B, Pre-Refunded, 7.70%, 10/01/18...................................................    180,000       190,874
   Orange County Health Facilities Authority Revenue, Series A,
    Adventist/Sunbelt, AMBAC Insured, 6.875%, 11/15/15 .......................................  1,000,000     1,104,790
    Adventist/Sunbelt, FSA Insured, 7.00%, 11/15/14 ..........................................  3,000,000     3,208,050
    Crossover Refunding, Orlando Regional Health Care, MBIA Insured, 6.00%, 11/01/24..........  1,000,000     1,029,760
   Orange County HFA Revenue, GNMA Secured,
    Refunding, Series A, FGIC Insured, 7.60%, 1/01/24 ........................................  4,730,000     5,006,563
    Series A, 7.75%, 11/01/12 ................................................................  1,825,000     1,925,904
    Series A, 7.375%, 9/01/24.................................................................    410,000       435,916
    Series D, 7.80%, 10/01/22 ................................................................    720,000       763,402
   Orange County Public Service, Tax Revenue, FGIC Insured, 6.00%, 10/01/24 ..................  5,050,000     5,314,873
   Orange County Tourist Development Tax Revenue,
    AMBAC Insured, Pre-Refunded, 7.25%, 10/01/10..............................................  3,000,000     3,309,450
    Series B, MBIA Insured, 6.00%, 10/01/24 .................................................. 24,675,000    25,959,827
   Orlando and Orange County Expressway Authority Revenue, Senior Lien,
    AMBAC Insured, ETM, 7.625%, 7/01/18 ......................................................    265,000       277,847
   Orlando Community RDA, Tax Increment Revenue, Series A,
    6.50%, 10/01/11   ........................................................................  2,155,000     2,295,635
    6.75%, 10/01/16   ........................................................................  2,585,000     2,769,285
   Orlando Waste Water Systems Revenue, Refunding, Series C, AMBAC Insured,
    5.15%, 10/01/13   ........................................................................  3,410,000     3,376,787
    5.20%, 10/01/14   ........................................................................  2,740,000     2,712,353
   Osceola County Gas Tax Revenue, Refunding & Improvement, FGIC Insured, 6.00%, 4/01/13......   3,500,000    3,700,200
   Osceola County IDA Revenue,Community Provider Pooled Loan Program, FSA Insured,
    Series A, 7.75%, 7/01/10..................................................................  4,634,000     5,026,778
    Series C, 7.60%, 7/01/10..................................................................    795,000       859,284
   Osceola County Transportation Revenue, Series A, FGIC Insured, Pre-Refunded, 7.70%, 4/01/13    200,000       208,358
   Pace Property Finance Authority, Utilities System Revenue, Refunding & Improvement,
    6.125%, 9/01/07   ........................................................................  1,000,000     1,034,880
    6.25%, 9/01/13    ........................................................................  2,545,000     2,598,420
    6.125%, 9/01/17   ........................................................................    840,000       846,258
   Palm Beach County Criminal Justice Facilities Revenue, FGIC Insured,
    6.00%, 6/01/15    ........................................................................  5,000,000     5,266,850
    Pre-Refunded, 7.25%, 6/01/11..............................................................  6,950,000     7,626,444
   Palm Beach County HFA, SFM Purchase Revenue, GNMA Secured,
    Series A, 7.70%, 3/01/22 .................................................................  7,485,000     7,874,594
    Series B, 7.60%, 3/01/23 .................................................................  5,270,000     5,585,410
   Palm Beach County IDR, Lourdes-Noreen McKeen Residence, Geriatric Care, Inc.,
    6.55%, 12/01/16   ........................................................................  1,755,000     1,853,473
    6.625%, 12/01/26  ........................................................................  4,000,000     4,293,240
   Palm Beach County Solid Waste Authority Revenue, Refunding, BIG Insured,
    7.40%, 12/01/05   ........................................................................    535,000       567,089
    Pre-Refunded, 7.40%, 12/01/05 ............................................................  1,965,000     2,083,607
 d Palm Beach County Solid Waste, IDR, Okeelanta Power and Light Co. Project, Series A,
    6.50%, 2/15/09    ........................................................................  3,600,000     2,839,500
    6.70%, 2/15/15    ........................................................................ 11,700,000     9,228,375
   Pensacola Airport Revenue, Series A, MBIA Insured, 5.75%, 10/01/27.........................  5,615,000     5,757,284
   Pensacola-Westwood Homes Development Corp. Revenue, Refunding,
    Mortgage Loan, FHA Insured, 6.40%, 7/15/23................................................$ 1,005,000   $ 1,032,014
   Pinellas County HFA, SFMR, GNMA Secured,
    Multi-County Program, Series B, 6.875%, 8/01/10 ..........................................  1,380,000     1,454,037
    Multi-County Program, Series B, 7.375%, 2/01/24 ..........................................  5,445,000     5,776,873
    Series A, 7.30%, 8/01/22 .................................................................  1,765,000     1,847,973
    Series A, 7.75%, 8/01/23 .................................................................  1,600,000     1,692,896
   Pinellas County PCR, Refunding, Florida Power and Light Co., 7.20%, 12/01/14 .............. 12,200,000    13,372,908
   Plantation Health Facilities Authority Revenue, Covenant Retirement Community, Inc.,
    7.625%, 12/01/12  ........................................................................  1,500,000     1,644,240
    7.75%, 12/01/22   ........................................................................  3,000,000     3,290,940
   Polk County HFA, Refunding, Series A, GNMA Secured, 7.15%, 9/01/23 ........................  2,035,000     2,152,704
   Polk County IDA Revenue, Solid Waste Disposal Facility,
    Tampa Electric Co. Project, 5.85%, 12/01/30............................................... 20,500,000    20,801,555
   Port Everglades Authority, Port Improvement Revenue,
    Refunding, Series A, 7.50%, 9/01/12 ...................................................... 18,050,000    18,951,778
    Series 1986, ETM, 7.50%, 11/01/06.........................................................    575,000       669,421
   Royal Palm Beach Utility System Revenue, Series A, AMBAC Insured,
    Pre-Refunded, 8.875%, 10/15/13............................................................     65,000        66,671
   Santa Rosa County Health Facilities Authority Revenue,
    Gulf Breeze Hospital, Inc., Refunding,  8.60%, 10/01/02...................................     40,000        41,922
    Pre-Refunded, 8.70%, 10/01/14 ............................................................    520,000       556,837
    Series A, 6.20%, 10/01/14................................................................. 14,350,000    14,761,558
   Santa Rosa County IDR, Holley Navarre Water System Project, 6.75%, 5/01/24.................  4,290,000     4,510,249
   Sarasota County Solid Waste System Revenue, AMBAC Insured, 5.50%, 10/01/16.................  6,250,000     6,316,875
   Sarasota County Utility System Revenue, FGIC Insured,
    5.75%, 10/01/27   ........................................................................ 18,000,000    18,536,580
    Refunding, Series A, 5.25%, 10/01/25......................................................  9,000,000     8,792,820
   Seminole County Sales Tax Revenue, MBIA Insured, 5.80%, 10/01/26...........................  5,000,000     5,145,750
   Seminole County School Board COP, MBIA Insured,
    Series A, 6.125%, 7/01/14 ................................................................  1,150,000     1,226,935
    Series B, Pre-Refunded, 6.50%, 7/01/21 ...................................................  5,000,000     5,618,550
   South Florida Water Management District, Special Obligation,
    Land Acquisition Bonds, AMBAC Insured, 6.00%, 10/01/15....................................  1,000,000     1,049,450
   South Indian River Water Control District, Refunding, Series C,
    Pre-Refunded, 7.50%, 10/01/06.............................................................  3,000,000     3,173,310
   St. Johns County IDA Revenue, Professional Golf Hall of Fame Project,
    MBIA Insured, 5.80%, 9/01/16..............................................................  4,660,000     4,780,741
   St. Johns County Water and Sewer Revenue, Series B-1, FGIC Insured, 7.00%, 6/01/11 ........  2,995,000     3,074,248
   St. Lucie County Solid Waste Disposal Revenue, Florida Power and Light
    Co. Project, 7.15%, 2/01/23...............................................................  7,500,000     8,108,625
   St. Lucie, West, Services District, Capital Improvement Revenue, Lake Charles
    Project, 7.50%, 2/01/00...................................................................  4,990,000     5,068,143
   St. Petersburg Health Facilities Authority Revenue,
    Allegany Health System, Series A, MBIA Insured, 7.00%, 12/01/15........................... 10,500,000    11,650,380
    Allegany Health System, St. Mary, Series B, Pre-Refunded, 7.75%, 12/01/15 ................  8,630,000     9,464,607
    Bon Secours-Maria Manor Project, Series B, Pre-Refunded, 7.875%, 8/15/18 .................  2,500,000     2,642,050
    Refunding, Allegany Health System, St. Anthony, Series C, 7.75%, 1/01/14 .................  2,940,000     3,031,993
    Refunding, Allegany Health System, St. Anthony, Series C, Pre-Refunded, 7.75%, 1/01/14....    340,000       351,026
   Sunrise Lakes Recreation District, Phase 4, Series A,
    6.75%, 8/01/15    ........................................................................  3,080,000     3,266,956
    6.75%, 8/01/24    ........................................................................  6,120,000     6,398,215
   Sunrise Special Tax District No. 1, Refunding,
    6.375%, 11/01/08  ........................................................................  3,485,000     3,697,724
    6.375%, 11/01/21  ........................................................................ 12,390,000    13,074,300
   Sunrise Utility System Revenue, Series A, AMBAC Insured,
    5.75%, 10/01/16   ........................................................................  1,780,000     1,839,007
    5.90%, 10/01/18   ........................................................................  4,230,000     4,395,816
    5.75%, 10/01/21   ........................................................................  3,000,000     3,071,250
    5.75%, 10/01/26   ........................................................................ 32,775,000    33,425,912
   Tallahassee Consolidated Utility System Revenue, Series 1994, 6.20%, 10/01/19..............  3,400,000     3,607,876
   Tampa Allegany Health System Revenue, St. Joseph, MBIA Insured,
    6.75%, 12/01/17   ........................................................................  1,180,000     1,287,486
    6.50%, 12/01/23   ........................................................................  7,000,000     7,801,080

   Tampa Capital Improvement Program Revenue,
    Series A, 8.25%, 10/01/18.................................................................$ 6,300,000   $ 6,536,061
    Series B, 8.375%, 10/01/18................................................................ 31,670,000    32,897,846
   Tampa Guaranteed Entitlement Revenue, Refunding, AMBAC Insured, 7.15%, 10/01/18 ...........  2,000,000     2,217,520
   Tampa Sports Authority Revenue, Guaranteed Package, Tampa Bay Arena Project, MBIA Insured,
    6.00%, 10/01/15   ........................................................................  1,000,000     1,089,270
    6.05%, 10/01/20   ........................................................................  1,715,000     1,877,754
    6.10%, 10/01/26   ........................................................................  2,695,000     2,978,460
   Tampa Sports Authority Revenue, Interlock Agreement, Tampa Bay, MBIA Insured,
    6.05%, 10/01/15   ........................................................................  4,250,000     4,522,850
    6.10%, 10/01/20   ........................................................................  5,160,000     5,470,580
    6.125%, 10/01/26  ........................................................................  6,800,000     7,195,692
   Tampa Water and Sewer Revenue, Subordinated Lien, Series A, AMBAC Insured,
    7.75%, 10/01/14   ........................................................................    340,000       359,485
    7.25%, 10/01/16   ........................................................................  3,000,000     3,145,260
   Titusville Water and Sewer Revenue, MBIA Insured, 6.20%, 10/01/14 .........................  6,000,000     6,479,040
   University Community Hospital, Inc., Florida Hospital Revenue,
    Refunding, FSA Insured, Pre-Refunded,
    7.375%, 9/01/07   ........................................................................  5,000,000     5,522,750
    7.50%, 9/01/11    ........................................................................  5,000,000     5,540,150
   Venice Health Care Revenue, Bon Secours Health System Project,
    MBIA Insured, 5.625%, 8/15/26.............................................................  6,000,000     6,026,520
   Viera East Community Development District, Special Assessment,
    7.50%, 5/01/03    ........................................................................  2,005,000     2,116,799
    8.50%, 5/01/04    ........................................................................  3,650,000     4,045,003
    8.625%, 5/01/14   ........................................................................ 10,640,000    11,854,130
    Pre-Refunded, 7.50%, 5/01/12..............................................................  5,225,000     5,961,621
    Refunding, 6.30%, 5/01/26.................................................................  7,355,000     7,704,289
    Refunding, Series A, 6.00%, 5/01/14 ...................................................... 11,295,000    11,536,939
    Refunding, Water Management, Series A, 6.50%, 5/01/22..................................... 11,340,000    11,512,822
    Series B, 6.75%, 5/01/14..................................................................  7,490,000     7,641,298
    Series B, Water Management, 6.50%, 5/01/05................................................    465,000       469,180
    Series B, Water Management, 6.50%, 5/01/22................................................  4,580,000     4,579,450
   Viera East Community Development District, Water and Sewer Revenue,
    7.875%, 5/01/03   ........................................................................  3,290,000     3,451,802
    6.75%, 5/01/09    ........................................................................  2,850,000     2,920,338
   Volusia County Educational Facility Authority Revenue, Embry-Riddle
    Aeronautical University, Connie Lee Insured,  6.625%, 10/15/22 ...........................    500,000       538,350
   Volusia County Health Facilities Authority Revenue, Hospital Facilities,
    Memorial Health Systems Project, AMBAC Insured,  5.50%, 11/15/26..........................  9,770,000     9,740,885
   West Lake Community Development District, Special Assessment,
    MBIA Insured, 5.75%, 5/01/17..............................................................  1,970,000     2,016,688
   West Palm Beach Utility System Revenue, MBIA Insured, 5.75%, 10/01/27......................  3,000,000     3,056,040
   Westgate/Belvedere Homes Community RDA Revenue, Series 1992,
    6.50%, 11/01/09   ........................................................................    410,000       433,751
    6.60%, 11/01/17   ........................................................................  1,410,000     1,474,196
                                                                                                          -------------
   Total Bonds (Cost $1,414,451,485)..........................................................            1,497,656,338
                                                                                                          -------------

 b Zero Coupon Bonds 3.4%
   Broward County Water and Sewer Utility Revenue, Refunding, Series A,
    AMBAC Insured, (original accretion rate 7.50%), 10/01/08 .................................  3,670,000     2,074,027
   Dade County Guaranteed Entitlement Revenue, Capital Appreciation,
    AMBAC Insured, Pre-Refunded, (original accretion  rate 7.70%), 8/01/18.................... 17,020,000     4,600,675
   Hillsborough County Utilities Revenue, Refunding, Series A,
    (original accretion rate 6.97%), 8/01/98..................................................  1,625,000     1,558,960
   Lakeland Electric and Water Revenue, Capital Appreciation,
    (original accretion rate 7.00%), 10/01/14.................................................  5,770,000     2,334,541
   Port Everglades Authority, Port Improvement Revenue, Refunding, Series A,
    (original accretion rate 7.40%), 9/01/02 ................................................. 10,575,000     8,256,431
    (original accretion rate 7.40%), 9/01/03 .................................................  9,075,000     6,683,737
    (original accretion rate 7.40%), 9/01/04 .................................................  3,550,000     2,467,604
    (original accretion rate 7.45%), 9/01/10 ................................................. 50,000,000    23,461,000

   Sarasota Special Obligated Revenue, Refunding, AMBAC Insured,
    (original accretion rate 6.69%), 11/01/09 ................................................$ 1,365,000     $ 737,331
    (original accretion rate 6.74%), 11/01/12 ................................................  1,780,000       794,841
    (original accretion rate 6.74%), 11/01/15 ................................................  2,180,000       808,170
                                                                                                          -------------
   Total Zero Coupon Bonds (Cost $46,691,684).................................................               53,777,317
                                                                                                          -------------
   Total Long Term Investments (Cost $1,461,143,169)..........................................            1,551,433,655
                                                                                                          -------------
 a Short Term Investments .7%
   Dade County Health Facilities Authority Revenue, Miami Children's
    Hospital Project, Daily VRDN and Put, 3.75%, 9/01/20 .....................................    700,000       700,000
   Dade County IDA Revenue, Dolphins Stadium Project, Series D, Weekly
    VRDN and Put, 3.35%, 1/01/16..............................................................  1,750,000     1,750,000
   Dade County IDA, PCR, Refunding, Florida Power and Light Co. Project,
    Daily VRDN and Put, 3.65%, 4/01/20........................................................  1,000,000     1,000,000
   Hillsborough County IDA, PCR, Refunding, Tampa Electric Co. Project, Daily VRDN and Put,
    3.65%, 5/15/18    ........................................................................    200,000       200,000
    3.75%, 9/01/25    ........................................................................    300,000       300,000
   Jacksonville PCR, Refunding, Florida Power and Light Co. Project,
    Daily VRDN and Put, 3.65%, 5/01/29........................................................    200,000       200,000
   Manatee County PCR, Refunding, Florida Power and Light Co.
    Project, Daily VRDN and Put, 3.70%, 9/01/24...............................................  3,900,000     3,900,000
   Pinellas County Health Facilities Authority Revenue, DATES, Refunding,
    Pooled Hospital Loan Program, Daily VRDN and Put,  3.75%, 12/01/15........................    400,000       400,000
   Puerto Rico Commonwealth Government Development Bank, Refunding,
    Weekly VRDN and Put, 2.90%, 12/01/15......................................................  1,200,000     1,200,000
   Saint Lucie County PCR, Refunding, Florida Power and Light Co. Project,
    Daily VRDN and Put, 3.70%, 1/01/26........................................................  1,200,000     1,200,000
                                                                                                          -------------
   Total Short Term Investments (Cost $10,850,000)............................................               10,850,000
                                                                                                          -------------
   Total Investments (Cost $1,471,993,169) 99.0%..............................................            1,562,283,655
   Other Assets, less Liabilities 1.0%........................................................               15,575,497
                                                                                                          -------------
   Net Assets 100.0%  ........................................................................           $1,577,859,152
                                                                                                          =============

See glossary of abbreviations on page 115

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bZero coupon/step-up bonds. The current effective yield may vary. The original accretion rate will remain constant.
cSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
dSee Note 6 regarding defaulted securities.

See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Georgia Tax-Free Income Fund
                                                        Six Months Ended
                                                         August 31, 1997             Year Ended February 28,
Class I                                                    (unaudited)      1997        1996***1995      1994      1993
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                        $11.86        $11.88      $11.54    $12.00    $11.85    $11.18
                                                     ---------------------------------------------------------------------
Income from investment operations:
 Net investment income                                         .32           .65         .66       .66       .66       .68
 Net realized and unrealized gains (losses)                    .07          (.02)        .34      (.46)      .15       .66
                                                     ---------------------------------------------------------------------
Total from investment operations                               .39           .63        1.00       .20       .81      1.34
                                                     ---------------------------------------------------------------------
Less distributions:
 Dividends from net investment income                         (.32)         (.65)       (.66)     (.66)     (.66)     (.67)
                                                     ---------------------------------------------------------------------
Net asset value, end of period                              $11.93        $11.86      $11.88    $11.54    $12.00    $11.85
                                                     =====================================================================
Total Return*                                                 3.29%         5.47%       8.90%     1.87%     6.77%    12.09%

Ratios/Supplemental Data
Net assets, end of period (000's)                             $142,369  $139,903 $130,380  $116,771  $120,882   $91,017
Ratio to average net assets:
 Expenses                                                      .77%**        .75%        .77%      .76%      .69%      .71%
 Net investment income                                        5.38%**       5.49%       5.58%     5.76%     5.48%     5.91%
Portfolio turnover rate                                      11.50%        17.47%      10.98%    36.17%    16.75%    17.10%
Class II
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                        $11.92        $11.92      $11.57
                                                     ---------------------------------------
Income from investment operations:
 Net investment income                                         .29           .58         .50
 Net realized and unrealized gains (losses)                    .06          (.01)        .34
                                                     ---------------------------------------
Total from investment operations                               .35           .57         .84
                                                     ---------------------------------------
Less distributions:
 Dividends from net investment income                         (.28)         (.57)       (.49)
                                                     ---------------------------------------
Net asset value, end of period                              $11.99        $11.92      $11.92
                                                     =======================================
Total Return*                                                 2.99%         4.97%       7.40%

Ratios/Supplemental Data
Net assets, end of period (000's)                        $6,000        $4,484      $1,335
Ratio to average net assets:
 Expenses                                                     1.33%**       1.32%       1.34%**
 Net investment income                                        4.83%**       4.87%       5.04%**
Portfolio turnover rate                                      11.50%        17.47%      10.98%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
***For the period May 1, 1995 (effective date) to February 29, 1996 for Class
II.

See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1997 (unaudited)



                                                                                                 PRINCIPAL
 Franklin Georgia Tax-Free Income Fund                                                            AMOUNT       VALUE
 a Long Term Investments 98.5%
   Albany-Dougherty County Hospital Authority Revenue, Anticipation Certificates,
 Series B, AMBAC Insured, Pre-Refunded, 7.50%, 9/01/10 .......................................  $ 500,000     $ 554,015
   Albany-Dougherty Inner City Authority, Improvement Revenue,
   Municipal Auditorium Project, Series B, Pre-Refunded,  7.875%, 1/01/09 ....................     50,000        51,634
   Athens Housing Authority, MFHR, Oakwood Forest Apartments Project, 8.125%, 12/01/05 .......     50,000        50,145
   Atlanta Airport Facilities Revenue, Series B, AMBAC Insured, 6.00%, 1/01/21................  1,100,000     1,131,064
   Atlanta and Fulton Counties Recreation Authority Revenue, Refunding,
    Downtown Arena Public Improvement Project, Series A,  MBIA Insured,
    5.375%, 12/01/21  ........................................................................  3,000,000     2,949,840
    5.375%, 12/01/26  ........................................................................  1,500,000     1,470,600
   Atlanta COP, Pretrial Detention Center, MBIA Insured,
    6.25%, 12/01/11   ........................................................................  1,000,000     1,073,790
    6.25%, 12/01/17   ........................................................................  3,800,000     4,026,062
   Atlanta Downtown Development Authority Revenue, Refunding,
    Underground Atlanta Project, 6.25%, 10/01/16 .............................................  2,000,000     2,108,360
   Atlanta GO, Series A, 6.125%, 12/01/23.....................................................  6,000,000     6,325,980
   Atlanta HDC, Mortgage Revenue, Refunding, Oakland City/West,
    Series A, FHA Insured, 6.375%, 3/01/23....................................................  1,480,000     1,535,648
   Atlanta Special Purpose Facilities Revenue, Delta Air Lines, Inc.
    Project, Series B, 7.90%, 12/01/18 .......................................................  3,500,000     3,767,225
   Atlanta Urban Residential Finance Authority, MFHR,
    Defoors Ferry Manor Project, 5.90%, 10/01/18..............................................  1,700,000     1,744,404
    Fulton Cotton Mill, 6.00%, 5/20/17........................................................  1,045,000     1,073,205
    Fulton Cotton Mill, 6.125%, 5/20/27.......................................................  1,575,000     1,616,549
   Atlanta Urban Residential Finance Authority, SFMR, GNMA Secured, 8.25%, 10/01/21 ..........     70,000        71,562
   Atlanta Water and Sewer Revenue, Second Subordinated Lien,
    FGIC Insured, 5.375%, 1/01/20.............................................................  1,000,000       989,020
   Barnesville Water and Sewer Revenue, Refunding, 6.85%, 9/01/17.............................  1,000,000     1,073,020
   Bartow County Water and Sewage Revenue, Refunding,
    AMBAC Insured, Pre-Refunded, 8.00%, 9/01/15 ..............................................    100,000       106,026
   Burke County Development Authority, PCR, Georgia Power Co.,
    Refunding, Plant Vogtle, First Series,  6.10%, 4/01/25....................................  1,000,000     1,027,170
    MBIA Insured, 6.60%, 7/01/24 ............................................................. 10,000,000    10,511,400
   Chatham County Hospital Authority Revenue, Memorial Medical Center, Series A,
    MBIA Insured, Pre-Refunded, 7.00%, 1/01/21................................................  1,700,000     1,870,170
    Refunding & Improvement, AMBAC Insured, 5.70%, 1/01/19....................................  1,000,000     1,010,720
   Cherokee County Hospital Authority Revenue, Certificates, MBIA Insured, 8.00%, 12/01/13 ...     90,000        94,112
   Cherokee County Water and Sewage Revenue, Refunding, MBIA Insured, 6.90%, 8/01/18 .........  1,595,000     1,737,689
   Clayton County Development Authority, Special Facility Revenue,
    Refunding, Delta Air Lines, Inc. Project, 7.625%, 1/01/20 ................................  1,400,000     1,500,380
   Clayton County Hospital Authority Revenue, Anticipation Certificates,
    Southern Regional Medical Center, MBIA Insured,  7.00%, 8/01/13 ..........................  2,400,000     2,646,672
   Clayton County MFHR, Pointe Clear Apartments Project, FSA Insured, 5.70%, 7/01/23..........  1,000,000     1,002,460
   Cobb County, Kennestone Hospital Authority Revenue, Series A,
    MBIA Insured, ETM, 7.75%, 2/01/07 ........................................................    100,000       113,901
   Cobb County Residential Care Facilities Authority Revenue, Refunding, 7.50%, 8/01/15 ......  1,000,000     1,041,350
   Columbia County Water and Sewer Revenue, Series A,
    AMBAC Insured, Pre-Refunded, 6.90%, 6/01/11 ..............................................    100,000       110,594
   Commerce, City of, Combined Public Utility Revenue, Refunding & Improvement,
    AMBAC Insured, Pre-Refunded, 7.50%, 12/01/20 .............................................    100,000       109,141
   Conyers Water and Sewer Revenue, Series A, AMBAC Insured, 6.60%, 7/01/15 ..................  1,000,000     1,094,170
   Coweta County Association, County Commissioners of Georgia Leasing Program,
    MBIA Insured, Pre-Refunded, 7.00%, 12/01/10 ..............................................    750,000       804,788
   Dade County Water and Sewer Authority Revenue, Refunding,
    FGIC Insured, Pre-Refunded, 7.60%, 7/01/15 ...............................................    300,000       324,105
   Dekalb County Housing Authority, SFMR, GNMA Secured, 7.70%, 2/01/24 .......................    405,000       433,322
   Dekalb County Water and Sewer Revenue, Series 1990, Pre-Refunded, 7.00%, 10/01/10 .........    600,000       657,606
   Dekalb Private Hospital Authority Revenue, Anticipation Certificates,
    Emory University Project, 7.00%, 4/01/21 .................................................  1,315,000     1,417,609
   Ellijay-Gilmer County Water and Sewer Authority Revenue, Pre-Refunded, 7.875%, 1/01/14 ....     95,000        98,104
   Fitzgerald Housing Authority Mortgage Revenue, Refunding, Bridge Creek,
    Series A, MBIA Insured, 6.50%, 7/01/24 ...................................................    940,000       976,256
   Fulco Hospital Authority Revenue, Anticipation Certificates,
    Shepherd Spinal Center Project, Series A, 7.75%, 10/01/08 ................................    100,000       102,251
   Fulton County Building Authority Revenue,
    Human Resources and Government Facilities Program, 7.10%, 1/01/15.........................    750,000       811,553
    Refunding, Judicial Center Facilities Project, 6.50%, 1/01/15.............................  1,000,000     1,052,850
   Fulton County Water and Sewer Revenue, Pre-Refunded, 8.25%, 1/01/14 .......................    115,000       118,913
   Fulton Dekalb Hospital Authority Revenue, Grady Memorial Hospital Project,
    Series A, AMBAC Insured, Pre-Refunded, 7.25%, 1/01/20 ....................................  1,480,000     1,607,472

   Gainesville and Hall County Hospital Authority Revenue, Anticipation Certificates,
    Refunding, Northeast Georgia Health Care Project,  MBIA Insured,
    5.75%, 10/01/17   ........................................................................  $ 210,000     $ 214,824
    6.00%, 10/01/25   ........................................................................    750,000       780,435
    Series B, 7.20%, 10/01/20.................................................................    455,000       476,945
   Georgia Municipal Electric Authority, Refunding,
    Project One, Sub-Series A, MBIA Insured, 5.375%, 1/01/19..................................  3,000,000     2,956,680
    Special Obligation, Second Crossover Series, 8.125%, 1/01/17 .............................    140,000       144,493
    Special Obligation, Third Crossover Series, 6.60%, 1/01/18 ...............................  1,000,000     1,137,490
   Georgia Municipal Electric Power Authority Revenue, Pre-Refunded,
    Refunding, Series R, 7.40%, 1/01/25 ......................................................    800,000       849,872
    Series A, 7.40%, 1/01/25 .................................................................    400,000       424,936
    Series S, 7.25%, 1/01/09 .................................................................    100,000       106,043
   Georgia State HFA,
    Homeownership Opportunity Program, Series A-1, 6.75%, 6/01/17.............................  2,895,000     3,086,157
    Homeownership Opportunity Program, Series C, 6.60%, 12/01/23 .............................  1,995,000     2,094,630
    MFMR, Club Candlewood Project, FSA Insured, 7.15%, 1/01/25 ...............................  1,000,000     1,174,900
    MFR, Lake Vista Apartments Project, Series A, FSA Insured, 5.95%, 1/01/27.................  1,000,000     1,025,590
    Refunding, SFMR, Series A, 6.60%, 12/01/23................................................    640,000       679,162
    SFMR, Series B, Sub-Series B-2, 6.15%, 12/01/28...........................................  1,000,000     1,034,860
    SFMR, Sub-Series B-2, 5.85%, 12/01/28.....................................................  3,000,000     3,048,090
   Georgia State Residential Finance Authority, Homeownership Mortgage,
    Series B, FHA/VA, 7.00%, 12/01/12 ........................................................  1,140,000     1,224,634
    Series B, Sub-Series B-1, Convertible Loans, 7.50%, 6/01/17 ..............................    250,000       267,133
    Series E, Sub-Series E-1, FHA Insured, 7.50%, 6/01/17 ....................................    385,000       410,441
   Georgia State Residential Finance Authority, SFM, FHA Insured, VA/GML,
    Series A-2, 8.40%, 12/01/18...............................................................      5,000         5,160
   Georgia State Tollway Authority Revenue, Guaranteed, Georgia 400 Project, 6.80%, 7/01/10...  1,000,000     1,096,780
   Hogansville Combined Public Utility System Revenue, Refunding, FSA Insured, 6.00%, 10/01/23  3,300,000     3,465,693
   Houston County School District, Intergovernmental Contract Trust,
      MBIA Insured, 6.00%, 3/01/14 ...........................................................  2,000,000     2,100,300
   La Grange Water and Sewerage Revenue, Pre-Refunded, 7.375%, 1/01/12 .......................  1,000,000     1,087,700
   Liberty County IDR, Refunding, Leconte Property, Inc. Project, 7.875%, 12/01/14 ...........    850,000       931,779
   Macon-Bibb County Urban Development Authority Revenue, MFHR,
    Collateralized, Series A, FNMA Secured, 7.50%, 1/01/24 ...................................  1,000,000     1,000,000
   Marietta Development Authority Revenue, Life College, Refunding,
    First Mortgage, Series A, FSA Insured,
    5.75%, 9/01/14    ........................................................................  2,600,000     2,673,580
    5.80%, 9/01/19    ........................................................................  1,100,000     1,124,244
    5.95%, 9/01/19    ........................................................................  1,000,000     1,033,450
   Metropolitan Atlanta Rapid Transit Authority, Sales Tax Revenue,
    Refunding, Second Indenture, Series A, MBIA Insured, 5.625%, 7/01/20......................  2,670,000     2,688,049
    Series A, MBIA Insured, Pre-Refunded, 6.90%, 7/01/20 .....................................  5,930,000     6,826,438
    Series K, 7.25%, 7/01/10 .................................................................    630,000       658,067
    Series L, Pre-Refunded, 7.20%, 7/01/10 ...................................................    250,000       268,115
    Series O, Pre-Refunded, 6.55%, 7/01/20 ...................................................  1,000,000     1,093,640
   Monroe County Development Authority, PCR,
    Georgia Power Co., Scherer Project, First Series, Senior Lien, 5.75%, 9/01/23.............  1,000,000     1,017,540
    Refunding, Georgia Power Co., AMBAC Insured, 6.25%, 7/01/19...............................  1,000,000     1,038,970
    Refunding, Oglethorpe Power Co., Scherer Project, Series A, 6.80%, 1/01/12 ...............  1,500,000     1,735,200
   Paulding County Water and Sewer Revenue, AMBAC Insured, 5.80%, 12/01/16....................    500,000       513,545
   Peachtree City Water and Sewer Authority, Sewer Systems Revenue, Series A, 5.60%, 3/01/27..  3,000,000     3,032,910
   Pike County School District, Refunding, AMBAC Insured, 5.70%, 2/01/16......................  1,000,000     1,057,500
   Polk County Water Authority, Water and Sewerage Revenue, Refunding,
    MBIA Insured, 7.00%, 12/01/15 ............................................................    100,000       106,323
   Private Colleges and Universities, Facilities Authority Revenue,
    Spellman College Project, Pre-Refunded, 7.75%, 6/01/13 ...................................     50,000        52,418
   Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
    Series A, Pre-Refunded, 7.875%, 7/01/17 ..................................................    250,000       263,340
   Puerto Rico Commonwealth Highway Authority Revenue,
    Refunding, Series R, 7.15%, 7/01/00 ......................................................    230,000       246,990
    Series P, Pre-Refunded, 8.125%, 7/01/13 ..................................................    100,000       105,537
   Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A,
    7.90%, 7/01/07    ........................................................................    175,000       183,591
    7.50%, 7/01/09    ........................................................................     50,000        52,236
   Puerto Rico Commonwealth Public Improvement GO, Series A, Pre-Refunded, 7.75%, 7/01/13.....   $ 80,000      $ 84,188
   Puerto Rico Commonwealth, Refunding, Series A, 6.00%, 7/01/14 .............................  1,500,000     1,548,945
   Puerto Rico Electric Power Authority Revenue,
    Refunding, Series M, Pre-Refunded, 8.00%, 7/01/08.........................................    150,000       158,154
    Refunding, Series N, 7.125%, 7/01/14 .....................................................     50,000        53,044
    Refunding, Series N, Pre-Refunded, 7.125%, 7/01/14 .......................................    130,000       139,003
    Refunding, Series U, 6.00%, 7/01/14.......................................................  1,000,000     1,041,590
    Series O, 7.125%, 7/01/14 ................................................................    165,000       175,043
    Series O, Pre-Refunded, 7.125%, 7/01/14 ..................................................    235,000       251,275
    Series T, 6.00%, 7/01/16..................................................................  1,000,000     1,038,030
   Puerto Rico Industrial, Medical and Environmental Facilities, PCFA Revenue,
    Baxter Travenol Labs., Series A, 8.00%, 9/01/12 ..........................................    200,000       213,103
   Puerto Rico Municipal Finance Agency, Series A, Pre-Refunded, 8.25%, 7/01/08 ..............    110,000       116,154
   Puerto Rico PBA, Guaranteed Public Education and Health Facilities,
    Pre-Refunded, Series J, 7.00%, 7/01/19 ...................................................    100,000       104,146
   Richmond County Board of Education, MBIA Insured, 5.95%, 11/01/26..........................  1,000,000     1,009,810
   Richmond County Development Authority, Solid Waste Disposal Revenue,
    International Paper Co. Project, 5.80%, 12/01/20..........................................  1,500,000     1,506,360
   Savannah EDA, IDR, Refunding, Hershey Foods Corp. Project, 6.60%, 6/01/12 .................  1,000,000     1,091,400
   Savannah Hospital Authority Revenue, Refunding,
     St. Joseph's Hospital Project, 6.20%, 7/01/23 ...........................................  3,000,000     3,083,790
   Savannah Port Authority PCR, Refunding, Union Carbide Plastic Co., Inc., 7.55%, 8/01/04....  4,600,000     4,624,333
   St. Mary's Housing Authority MFMR, FNMA Secured,
    Pine Apartments, Series C, 7.375%, 4/01/22 ...............................................    700,000       726,571
    Refunding, Cumberland Oaks Apartments, Series A, 7.375%, 9/01/22..........................    500,000       532,040
   Tift County School District, MBIA Insured, 6.125%, 2/01/15 ................................  2,330,000     2,425,880
   Walker, Dade and Catoosa County Hospital Authority Revenue, Anticipation Certificates,
    Series A, FGIC Insured, 7.00%, 10/01/10 ..................................................  1,500,000     1,661,370
   Walton County Water and Sewer Authority Revenue, Refunding & Improvement,
    MBIA Insured, 6.00%, 2/01/21..............................................................  2,000,000     2,099,340
   White County IDA Revenue, Refunding, Clark Schwebel Fiber Glass, 6.85%, 6/01/10 ...........  1,780,000     1,907,963
                                                                                                          -------------
   Total Long Term Investments (Cost $138,497,754) ...........................................              146,180,849
                                                                                                          -------------
 a Short Term Investments .2%.................................................................
   Burke County Development Authority, PCR, Georgia Power Co., Plant Vogtle,
    Fifth Series, Daily VRDN and Put, 3.70%, 7/01/24..........................................    100,000       100,000
   Hapeville Development Authority, IDR, Hapeville Hotel, Ltd.,
    Daily VRDN and Put, 3.70%, 11/01/15 ......................................................    100,000       100,000
   Putnam County Development Authority, PCR, Georgia Power Co., Plant Branch,
    First Series, Daily VRDN and Put, 3.65%, 6/01/23..........................................    100,000       100,000
                                                                                                          -------------
   Total Short Term Investments (Cost $300,000) ..............................................                  300,000
                                                                                                          -------------
   Total Investments (Cost $138,797,754) 98.7% ...............................................              146,480,849
   Other Assets, less Liabilities 1.3% .......................................................                1,887,883
                                                                                                          -------------
   Net Assets 100.0%  ........................................................................             $148,368,732
                                                                                                          =============


See glossary of abbreviations on page 115

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

See notes to financial statements.



FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Kentucky Tax-Free Income Fund
                                                        Six Months Ended
                                                         August 31, 1997             Year Ended February 28,
Class I                                                    (unaudited)      1997     1996      1995      1994      1993
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                        $11.05        $11.04      $10.54    $11.18    $11.05    $10.30
                                                     ---------------------------------------------------------------------
Income from investment operations:
 Net investment income                                         .31           .61         .62       .61       .63       .57
 Net realized and unrealized gains (losses)                    .13           .01         .50      (.62)      .16       .83
                                                     ---------------------------------------------------------------------
Total from investment operations                               .44           .62        1.12      (.01)      .79      1.40
                                                     ---------------------------------------------------------------------
Less distributions:
 Dividends from net investment income                         (.30)         (.61)       (.62)     (.63)     (.66)     (.65)
                                                     ---------------------------------------------------------------------
Net asset value, end of period                              $11.19        $11.05      $11.04    $10.54    $11.18    $11.05
                                                     =====================================================================
Total Return*                                                 4.08%         5.86%      10.73%     0.11%     7.07%    13.81%

Ratios/Supplemental Data
Net assets, end of period (000's)                       $48,188       $44,289     $38,991   $32,831   $28,057   $11,678
Ratio to average net assets:
 Expenses                                                      .35%**        .34%        .33%      .29%    --        --
 Expenses excluding waiver and payments by affiliate           .82%**        .81%        .82%      .80%      .71%      .81%
 Net investment income                                        5.52%**       5.63%       5.65%     5.94%     5.73%     6.11%
Portfolio turnover rate                                      14.12%        24.81%      31.89%    32.92%    13.22%    18.41%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized

See notes to financial statements.



FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1997 (unaudited)



                                                                                                  PRINCIPAL
 Franklin Kentucky Tax-Free Income Fund                                                             AMOUNT      VALUE
 a Long Term Investments 98.3%
   Ashland PCR, Refunding, Ashland Oil, Inc. Project, 6.65%, 8/01/09..........................  $ 700,000     $ 749,588
   Ashland Solid Waste Revenue, Ashland Oil, Inc. Project, 7.20%, 10/01/20 ...................  1,000,000     1,080,330
   Boone County PCR, Refunding, Collateralized, Series A,
 Dayton Power and Light Co., 6.50%, 11/15/22 .................................................    710,000       759,345
   Campbell County Water Revenue, District No. 1, 6.60%, 12/01/11 ............................    200,000       217,342
   Carroll County PCR, Collateralized, Kentucky Utilities Co. Project, Series B, 6.25%, 2/01/18   325,000       341,751
   Christian County Hospital Revenue, Jennie Stuart Medical Center, Series A, 6.00%, 7/01/17..  1,000,000     1,025,510
   Danville Multi-City Lease Revenue,
    Campbellsville, Series B, MBIA Insured, 6.15%, 7/01/12 ...................................  1,500,000     1,614,570
    Housing Authority, Jefferson County, 6.50%, 2/01/12 ......................................    125,000       131,969
    Shelbyville, Series H, MBIA Insured, 6.70%, 7/01/11 ......................................    100,000       109,815
   Daviess County Hospital Revenue, Odch, Inc., Series A, MBIA Insured,
    6.25%, 8/01/12    ........................................................................    100,000       106,449
    6.25%, 8/01/22    ........................................................................    210,000       221,651
   Daviess County Public Improvement Corp. Revenue, Refunding, First Mortgage,
    Court Facilities Project, Series A, 5.70%, 10/01/14 ......................................    545,000       559,650
   Eastern University Revenues, Consolidated Educational Building............................,
    Series Q, AMBAC Insured, 6.40%, 5/01/08 ..................................................    100,000       107,561
   Edgewood Public Properties Corp. Revenue, First Mortgage,
    Public Facilities Project, Pre-Refunded, 6.70%, 12/01/21..................................    200,000       220,520
   Fulton County Industrial Building Revenue, H.I.S., Inc. Project, 7.50%, 2/01/10 ...........    500,000       515,800
   Greater Kentucky Housing Assistance Corp. Projects, Mortgage Revenue,
    Refunding, Series A, MBIA Insured, 6.10%, 1/01/24.........................................  3,000,000     3,070,710
   Guam Airport Authority Revenue, Refunding, Series A, 6.50%, 10/01/23 ......................    400,000       422,572
   Guam Power Authority Revenue, Series A, 6.30%, 10/01/22 ...................................    225,000       233,951
   Hancock County Solid Waste Disposal Revenue,
     Willamette Industries, Inc. Project, 6.60%, 5/01/26 .....................................  1,000,000     1,073,530
   Hopkins County Hospital Revenue, Trover Clinic
     Foundation, Inc., MBIA Insured, 6.625%, 11/15/11  .......................................    125,000       136,766
   Jefferson County Capital Projects Corp., Lease Revenue,
    MBIA Insured, 5.375%, 6/01/22.............................................................  2,000,000     1,968,880
    Series A, AMBAC Insured, 5.60%, 4/01/14...................................................  1,000,000     1,022,370
   Jefferson County Health Facilities Revenue,
    Jewish Hospital Health Care Services, Inc., AMBAC Insured, 6.50%, 5/01/15 ................    750,000       810,368
    Jewish Hospital Health Care Services, Inc., AMBAC Insured, 6.55%, 5/01/22.................    720,000       779,436
    Refunding, Jewish Hospital Health Care Services, Inc., AMBAC Insured, 5.75%, 1/01/26......  2,000,000     2,031,420
    University Medical Center, Inc. Project, MBIA Insured, 5.50%, 7/01/17.....................  2,000,000     2,006,720
   Jefferson County Hospital Revenue, Alliant Health System Project,
 Series C, MBIA Insured, 6.20%, 10/01/04 .....................................................    100,000       108,894
   Jefferson County MFHR, Watterson Park Apartments Project, Series A, 6.35%, 11/15/11 .......  1,995,000     2,074,800
   Jefferson County PCR, Series A,
    DuPont, 6.30%, 7/01/12....................................................................    450,000       489,812
    Refunding, Louisville Gas and Electric Co. Project, 7.45%, 6/15/15 .......................    100,000       108,782
   Jefferson County School District Finance Corp., School Building Revenue,
 MBIA Insured, Refunding, Series B, 6.20%, 1/01/07 ...........................................    250,000       271,013
   Kenton County Airport Board Revenue,
    Cincinnati/Northern Kentucky International Airport, Series B, MBIA Insured, 5.75%, 3/01/13  1,230,000     1,275,104
    Delta Airlines Project, Special Facilities, Series A, 7.50%, 2/01/20......................    445,000       488,784
    Delta Airlines Project, Special Facilities, Series A, 7.125%, 2/01/21 ....................    150,000       161,046
    Delta Airlines Project, Special Facilities, Series B, 7.25%, 2/01/22......................    445,000       482,638
   Kenton County Water District No. 001, Waterworks Revenue,
    Refunding, FGIC Insured, 6.375%, 2/01/17 .................................................    155,000       167,584
    Series A, MBIA Insured, 5.80%, 2/01/15 ...................................................    500,000       518,360
    Series B, FGIC Insured, 5.70%, 2/01/20 ...................................................    500,000       508,630
   Kentucky Development Finance Authority, Hospital Revenue,
 Refunding & Improvement, St. Elizabeth Medical Center, Series A,
 FGIC Insured, 6.00%, 11/01/10 ...............................................................    750,000       780,068
   Kentucky Economic Development Financing Authority, Hospital Facilities
 Revenue, St. Elizabeth Medical Center Project, Series A,
 FGIC Insured, 6.00%, 12/01/22................................................................    625,000       651,013
   Kentucky Economic Development Financing Authority, Medical Center
Revenue, Refunding & Improvement, Ashland Hospital Corp.,
 Series A, FSA Insured, 6.125%, 2/01/12 ......................................................    500,000       530,945
   Kentucky HFC Revenue,
    Refunding, Series A, 6.375%, 7/01/28......................................................  1,500,000     1,564,785
    Series B, 6.25%, 7/01/28..................................................................  1,280,000     1,326,208
    Series C, FHA Insured, 6.40%, 1/01/17 ....................................................  1,435,000     1,521,114
    SFMR, Series A, 6.60%, 7/01/11 ...........................................................     40,000        42,262
    SFMR, Series B, 6.60%, 7/01/11 ...........................................................    150,000       158,483
    SFMR, Series D, FHA/VA, 7.45%, 1/01/23....................................................    115,000       121,763
   Kentucky Infrastructure Authority Revenue, Revolving Fund Program,
      Series E, 6.50%, 6/01/11 ...............................................................  $ 100,000     $ 106,820
      Series G, 6.30%, 6/01/12 ...............................................................    100,000       106,738
      Series J, 6.375%, 6/01/14 ..............................................................    500,000       545,395
      Wastewater Revolving Fund Program, Series D, 5.75%, 6/01/15 ............................    300,000       305,568
   Kentucky State Development Finance Authority Revenue,
      Refunding, Sisters of Charity of Nazareth Health Corp., 6.75%, 11/01/12 ................    100,000       108,117
      St. Claire Medical Center Project, Pre-Refunded, 7.125%, 9/01/21 .......................    110,000       122,713
   Kentucky State Property and Buildings Commission Revenue,
    Project No. 50, Pre-Refunded, 6.00%, 2/01/10 .............................................     45,000        47,326
    Project No. 56, 6.00%, 9/01/14 ...........................................................    700,000       730,611
   Kentucky State Turnpike Authority, EDR, Revitalization Road Project,
 Pre-Refunded, 7.25%, 5/15/10.................................................................     15,000        16,355
   Lexington-Fayette Urban County Government Revenue, University
 of Kentucky Library Project, MBIA Insured,
    6.625%, 11/01/13  ........................................................................    500,000       547,440
    6.75%, 11/01/24   ........................................................................    750,000       825,270
   Louisville and Jefferson County Metropolitan Sewer District Revenue,
 Refunding, Series A, MBIA Insured, 5.50%, 5/15/21 ...........................................    400,000       398,388
   Louisville and Jefferson County Metropolitan Sewer District, Sewer and Drain System Revenue,
    Refunding, Series A, AMBAC Insured, 6.75%, 5/15/25 .......................................    500,000       572,395
    cRefunding, Series B, MBIA Insured, 5.30%, 5/15/18 .......................................  1,000,000       986,310
    Series A, FGIC Insured, 5.20%, 5/15/26....................................................    800,000       764,376
    Series A, MBIA Insured, 5.50%, 5/15/21....................................................    500,000       499,295
   McCracken County Hospital Revenue, Refunding, Mercy Health System,
 Series A, MBIA Insured, 6.40%, 11/01/07 .....................................................    500,000       555,060
   Mount Sterling Lease Revenue, Kentucky League Cities Funding,
 Series A, 6.10%, 3/01/08 ....................................................................    625,000       656,369
   Pendleton Multi-County Association Trust, Lease Revenue, Series A, 6.50%, 3/01/19 .........  1,050,000     1,125,107
   Puerto Rico Commonwealth GO, 6.45%, 7/01/17................................................    430,000       470,768
   Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
 Refunding, Series V, 6.625%, 7/01/12 ........................................................    100,000       109,323
   Puerto Rico Industrial, Medical and Environmental Facilities, PCFA,
 Special Facilities, American Airlines, Series A, 6.45%, 12/01/25.............................  1,480,000     1,575,430
   Russell Health System Facilities Revenue, Franciscan Health Center,
Series B, 8.10%, 7/01/15......................................................................    350,000       412,646
   Somerset Water Project Revenue, MBIA Insured, 6.40%, 12/01/06 .............................    100,000       102,521
   University of Kentucky Revenues, Community College Educational Buildings,
Series I, 6.40%, 5/01/08......................................................................                  100,000
107,560
   University of Kentucky Revenues, Consolidated Educational Buildings,
    Series M, 6.40%, 5/01/10 .................................................................    145,000       155,451
   University of Louisville Revenues, Refunding, Consolidated Educational Buildings,
    Series I, 5.40%, 5/01/16 .................................................................    750,000       753,674
                                                                                                          -------------
   Total Long Term Investments (Cost $44,872,424) ............................................               47,377,688
                                                                                                          -------------
a  Short Term Investments 2.3%
   Ashland PCR, Ashland Oil Inc. Project, Weekly VRDN and Put, 3.20%, 4/01/09.................    400,000       400,000
   Kentucky Development Financing Authority Revenue, Pooled Loan Program,
    Series A, FGIC Insured, Weekly VRDN and Put,  3.35%, 12/01/15 ............................    400,000       400,000
   Puerto Rico Commonwealth Government Development Bank, Refunding,
    Weekly VRDN and Put, 2.90%, 12/01/15......................................................    300,000       300,000
                                                                                                          -------------
   Total Short Term Investments (Cost $1,100,000) ............................................                1,100,000
                                                                                                          -------------
   Total Investments (Cost $45,972,424) 100.6%................................................               48,477,688
   Other Assets, less Liabilities (.6)%.......................................................                 (290,183)
                                                                                                          -------------
   Net Assets 100.0%  ........................................................................              $48,187,505
                                                                                                          =============

See glossary of abbreviations on page 115

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
cSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Louisiana Tax-Free Income Fund
                                                        Six Months Ended
                                                         August 31, 1997             Year Ended February 28,
Class I                                                    (unaudited)      1997        1996***1995      1994      1993
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                        $11.32        $11.32      $11.03    $11.56    $11.57    $10.90
                                                     ---------------------------------------------------------------------
Income from investment operations:
 Net investment income                                         .32           .65         .66       .66       .67       .69
 Net realized and unrealized gains (losses)                    .09         --            .28      (.55)     (.01)      .67
                                                     ---------------------------------------------------------------------
Total from investment operations                               .41           .65         .94       .11       .66      1.36
                                                     ---------------------------------------------------------------------
Less distributions:
 Dividends from net investment income                         (.32)         (.65)       (.65)     (.64)     (.67)     (.69)
                                                     ---------------------------------------------------------------------
Net asset value, end of period                              $11.41        $11.32      $11.32    $11.03    $11.56    $11.57
                                                     =====================================================================
Total Return*                                                 3.69%         5.94%       8.75%     1.14%     5.63%    12.61%

Ratios/Supplemental Data
Net assets, end of period (000's)                             $123,792  $112,981 $107,461  $104,980  $115,971   $95,368
Ratio to average net assets:
 Expenses                                                      .77%**        .76%        .78%      .75%      .68%      .70%
 Net investment income                                        5.63%**       5.76%       5.89%     5.98%     5.70%     6.18%
Portfolio turnover rate                                       8.01%        13.68%       5.23%    32.28%    17.63%    23.37%

Class II
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                        $11.37        $11.37      $11.01
                                                     ---------------------------------------
Income from investment operations:
 Net investment income                                         .29           .58         .49
 Net realized and unrealized gains                             .11         --            .35
                                                     ---------------------------------------
Total from investment operations                               .40           .58         .84
                                                     ---------------------------------------
Less distributions:
 Dividends from net investment income                         (.29)         (.58)       (.48)
                                                     ---------------------------------------
Net asset value, end of period                              $11.48        $11.37      $11.37
                                                     =======================================
Total Return*                                                 3.58%         5.27%       7.76%

Ratios/Supplemental Data
Net assets, end of period (000's)                        $3,678        $3,004      $1,438
Ratio to average net assets:
 Expenses                                                     1.33%**       1.33%       1.35%**
 Net investment income                                        5.08%**       5.29%       5.27%**
Portfolio turnover rate                                       8.01%        13.68%       5.23%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
***For the period May 1, 1995 (effective date) to February 29, 1996 for Class
II.

See notes to financial statements.



FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1997 (unaudited)



                                                                                                  PRINCIPAL
 Franklin Louisiana Tax-Free Income Fund                                                           AMOUNT       VALUE
 b Long Term Investments 99.7%
   Bonds 98.0%
   Ascension Parish Sales and Use Tax, Gravity Drainage District No. 1, Pre-Refunded,
    7.25%, 12/01/06   ........................................................................  $ 300,000     $ 323,451
    7.25%, 12/01/07   ........................................................................    300,000       323,451
    7.25%, 12/01/08   ........................................................................    200,000       215,634
   Bastrop, Inc., IDB, PCR, Refunding, International Paper Co. Project, 6.90%, 3/01/07 .......    500,000       542,225
   Baton Rouge Public Improvement, Sales and Use Tax Revenue, AMBAC Insured,
    7.00%, 8/01/08    ........................................................................    150,000       159,987
   Calcasieu Parish Memorial Hospital Service District Revenue, Lake Charles Memorial
    Hospital Project, BIG Insured, Pre-Refunded, 7.50%, 12/01/18 .............................    400,000       403,520
    Series A, 7.75%, 6/01/12 .................................................................    935,000       998,748
    Series B, 6.875%, 11/01/12 ...............................................................    980,000     1,038,722
   Calcasieu Parish Public Trust Authority, SFMR, Series A, 6.40%, 4/01/32....................  2,000,000     2,072,700
   Denham Springs-Livingston Housing and Mortgage Finance Authority, SFMR, ETM, 7.20%, 8/01/10  1,380,000     1,611,467
   DeSoto Parish Environmental Improvement Revenue, International Paper Co. Project,
    Series A, 7.70%, 11/01/18 ................................................................  1,500,000     1,738,455
   DeSoto Parish GO,
    School District No. 1, Pre-Refunded, 8.00%, 1/01/09 ......................................    150,000       157,356
    School District No. 2, 8.00%, 8/01/06 ....................................................     50,000        52,973
   East Baton Rouge Mortgage Finance Authority,
    MBS, Series A, 7.875%, 8/01/23 ...........................................................    840,000       887,233
    SF Purchase, Series F, GNMA Secured, 7.875%, 12/01/21 ....................................  1,180,000     1,260,346
    SFM, Refunding, Series A, 6.10%, 10/01/29.................................................  1,000,000     1,036,620
   East Baton Rouge Parish Public Improvement, Sales and Use Tax,
    MBIA Insured, Pre-Refunded, 7.25%, 2/01/13................................................    425,000       449,438
   East Baton Rouge Parish Sales and Use Tax, FGIC Insured, 5.90%, 2/01/18....................    750,000       777,390
   Franklin Public Improvement GO, Sales and Use Tax Revenue, Refunding,
    Pre-Refunded, 8.40%, 12/01/03 ............................................................     50,000        51,526
   Iberville Parish Consolidated School District No. 005, Pre-Refunded,
    8.125%, 10/01/08  ........................................................................    125,000       132,968
    GO, Unlimited Tax, 8.00%, 10/01/04 .......................................................    245,000       260,298
   Jefferson Parish Home Mortgage Authority, SFMR, GNMA Secured, Series A, 8.30%, 4/01/20 ....    105,000       109,681
   Jefferson Parish Road District No. 1, GO, FGIC Insured, Pre-Refunded,
    7.40%, 3/01/06    ........................................................................    100,000       101,711
    7.40%, 3/01/08    ........................................................................     50,000        50,856
   Jefferson Parish School Board, Sales and Use Tax Revenue, Series A, ETM, 7.35%, 2/01/03....    500,000       514,825
   Lafayette Parish Consolidated School District No. 1,
     FGIC Insured, Pre-Refunded, 7.70%, 3/01/07 ..............................................    400,000       424,092
   Lafayette Public Improvement, Sales Tax Revenue, Refunding, Series 1988, FGIC Insured,
    Pre-Refunded, 8.00%, 3/01/08..............................................................     25,000        25,991
   Lafayette Public Trust Financing Authority, SFMR, Series A,
    ETM, 7.20%, 4/01/11.......................................................................     30,000        34,894
    Refunding, 8.50%, 11/15/12................................................................    345,786       365,130
   Lafourche Parish Home Mortgage Authority, SFMR, ETM, 7.40%, 7/01/10 .......................     95,000       110,202
   Lake Charles Harbor and Terminal District, Port Facilities Revenue, Refunding,
    Occidental Petroleum Corp., 7.20%, 12/01/20 ..............................................  3,000,000     3,324,990
   Lake Charles Nonprofit HDC, Section 8, Assisted Mortgage Revenue, Refunding,
    Chateau Project, Series A, FSA Insured,  7.875%, 2/15/25 .................................    750,000       812,550
   Leesville IDBR, Refunding, Wal-Mart Stores, Inc. Project, 7.10%, 3/01/11 ..................  1,750,000     1,855,473
   Louisiana Gas Fuel Tax Revenue, 7.25%, 11/15/04 ...........................................    500,000       535,520
   Louisiana Mortgage, HFA Revenue,
    MF, Refunding, Series A, FHA Insured, 7.00%, 7/01/22 .....................................  2,795,000     2,873,372
    MF, Westview Project, FHA Insured, 7.80%, 4/01/30 ........................................    750,000       788,873
    SF, GNMA Secured, 9.125%, 11/01/18 .......................................................     15,000        15,477
    SF, GNMA Secured, 8.30%, 11/01/20 ........................................................    585,000       604,562
   Louisiana Office Capital Facility Corp., Non-Profit Corp., 7.75%, 12/01/10 ................  1,600,000     1,769,904
   Louisiana Public Facilities Authority, Hospital Revenue, Refunding,
    Touro Infirmary Project, Series A, BIG Insured, Pre-Refunded, 8.00%, 6/01/09 .............     75,000        78,734
    Women's Hospital Foundation Project, FGIC Insured, Pre-Refunded, 8.125%, 10/01/14 ........     65,000        69,143
    Women's Hospital Foundation Project, FSA Insured, 5.60%, 10/01/19.........................  1,500,000     1,503,780
   Louisiana Public Facilities Authority, Lease Revenue, Orleans Parish School
    Board Project, FSA Insured, 5.65%, 6/15/11................................................  1,230,000     1,246,863
   Louisiana Public Facilities Authority Revenue,
    Alton Ochsner Medical Foundation Project, Series C, MBIA Insured, 6.50%, 5/15/22 .........    930,000       987,121
    Centenary College Project, 5.90%, 2/01/17.................................................  1,000,000       997,530
    MFHR, Pontchartrain Apartments, Series A, GNMA Secured, 8.375%, 7/20/23...................     62,169        65,796
   Louisiana Public Facilities Authority Revenue, (cont.)
    Mortgage Purchase, HFA, 6.05%, 1/01/26.................................................... $1,200,000   $ 1,229,532
    Refunding, Jefferson Parish Eastbank Office, FGIC Insured, 7.70%, 8/01/10 ................    200,000       214,322
    Refunding, Loyola University Project, MBIA Insured, 5.625%, 10/01/16......................  1,000,000     1,013,510
    Refunding, MF Housing, Series A, One Lakeshore, GNMA Secured, 6.40%, 7/20/20..............  1,900,000     1,968,742
    cRefunding, Xavier, University of Louisiana Project, MBIA Insured, 5.25%, 9/01/17.........  1,000,000       974,630
    cRefunding, Xavier, University of Louisiana Project, MBIA Insured, 5.25%, 9/01/27.........  6,015,000     5,786,731
    SFM Purchase, Series C, 8.45%, 12/01/12...................................................  1,695,545     1,818,439
    Student Loan, Series A, Sub-Series 3, 7.00%, 9/01/06 .....................................  1,500,000     1,586,370
    Tulane University, AMBAC Insured, 6.05%, 10/01/25.........................................  5,500,000     5,738,810
   Louisiana Public Facilities Authority, SFM Purchase, Series C, GNMA Secured, 8.80%, 4/01/13     30,000        30,975
   Louisiana Stadium and Exposition District, Hotel Occupancy Tax and Stadium Revenue,
    FGIC Insured, Series A, 6.00%, 7/01/16 ...................................................  5,000,000     5,200,800
   Louisiana State Offshore Terminal Authority, Deepwater Port Revenue,
    Loop, Inc. Project, First Stage, Refunding,
    Series B, 7.20%, 9/01/08 .................................................................  1,000,000     1,101,630
    Series E, 7.60%, 9/01/10 .................................................................  1,000,000     1,093,630
   Louisiana State University, Agricultural and Mechanical College, University Revenues,
    Auxiliary, MBIA Insured, 5.50%, 7/01/26...................................................  1,500,000     1,474,320
   Mississippi River Bridge Authority Revenue, 6.75%, 11/01/12 ...............................  1,050,000     1,145,309
   Morgan City GO, Sales and Use Tax Revenue, Refunding, Pre-Refunded, 8.40%, 12/01/03 .......     50,000        51,532
   Natchitoches Parish GO, Consolidated School District No. 7, Pre-Refunded,
    8.30%, 3/01/10    ........................................................................    125,000       133,604
    Series B, 7.50%, 3/01/09 .................................................................    230,000       247,213
    Series B, 7.50%, 3/01/10 .................................................................    235,000       252,587
   New Orleans GO,
    Public Improvement, FGIC Insured, 5.90%, 11/01/25.........................................  1,000,000     1,023,280
    Public Improvement, Series A, FGIC Insured, 5.50%,12/01/21................................  1,290,000     1,283,034
    Refunding, AMBAC Insured, 6.00%, 9/01/21..................................................  2,000,000     2,039,680
   New Roads Electric System Revenue, 7.00%, 7/01/17 .........................................  1,000,000     1,065,380
   Orleans Levee District, GO, Levee Improvement, FSA Insured, 5.95%, 11/01/14................    970,000     1,025,319
   Orleans Parish Law Enforcement District, GO, AMBAC Insured,
    7.10%, 5/01/05    ........................................................................    185,000       195,958
    7.10%, 5/01/10    ........................................................................    750,000       796,538
   Orleans Parish, Parishwide School District, AMBAC Insured, 5.375%, 9/01/21.................  2,000,000     1,980,040
   Orleans Parish School Board, Series 95, FGIC Insured, 5.375%, 9/01/18......................  1,950,000     1,931,826
   Ouachita Parish Hospital Service Revenue, District No. 1, Glenwood Regional
    Medical Center, Refunding, FSA Insured,  5.75%, 5/15/21...................................  2,500,000     2,519,925
   Plaquemines Parish GO, Unlimited Tax, Pre-Refunded, 8.40%, 8/01/06 ........................     75,000        77,978
   Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, Pre-Refunded,
    7.90%, 7/01/07    ........................................................................    500,000       526,780
    7.875%, 7/01/17   ........................................................................  1,000,000     1,053,360
   Puerto Rico Commonwealth GO, Series 1990, Pre-Refunded, 7.70%, 7/01/20 ....................    500,000       555,715
   Puerto Rico Commonwealth Highway Authority Revenue, Series Q, Pre-Refunded, 8.00%, 7/01/18.  1,000,000     1,119,350
   Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A,
    7.90%, 7/01/07    ........................................................................    525,000       550,772
    7.75%, 7/01/08    ........................................................................    100,000       104,672
   Puerto Rico Electric Power Authority Revenue, Pre-Refunded,
    Refunding, Series M, 8.00%, 7/01/08 ......................................................    100,000       105,436
    Refunding, Series N, 7.125%, 7/01/14......................................................    560,000       594,087
    Series P, 7.00%, 7/01/21 .................................................................  1,000,000     1,114,970
   Puerto Rico HFC, SFMR, Portfolio No. 1, GNMA Secured,
    Series B, 7.65%, 10/15/22 ................................................................    230,000       242,965
    Series C, 6.85%, 10/15/23 ................................................................    650,000       689,546
   Puerto Rico Industrial, Medical and Environmental Facilities, PCFA Revenue, Baxter
    Travenol Labs., Series A, 8.00%, 9/01/12 .................................................    150,000       159,828
   Puerto Rico PBA, Guaranteed Public Education and Health Facilities, Pre-Refunded,
    Series J, 7.25%, 7/01/17 .................................................................  1,000,000     1,043,480
   Rapides Parish GO, Consolidated School District No. 52, Pineville, 8.40%, 3/01/03 .........     75,000        78,434
   Rapides Parish Housing and Mortgage Finance Authority, SFM, ETM, 7.25%, 8/01/10 ...........  1,370,000     1,527,468
   Shreveport GO, Series A, Pre-Refunded, 7.50%, 1/01/09 .....................................    150,000       156,401
   Shreveport Water and Sewer Revenue, Refunding, Series A, FGIC Insured, 5.95%, 12/01/14 ....  3,500,000     3,642,275
   St. Bernard Parish Exempt Facilities Revenue, Mobil Oil Corp. Project, 5.90%, 11/01/26..... $2,000,000   $ 2,030,860
   St. Bernard Parish Home Mortgage Authority Revenue, SFMR, Series A,
    FGIC Insured, ETM, 7.50%, 9/01/10.........................................................    435,000       518,150
    Refunding, 8.00%, 3/25/12.................................................................    829,279       886,442
   St. Charles Parish PCR, Louisiana Power and Light Co. Project, 7.50%, 6/01/21 .............  2,500,000     2,696,925
   St. Charles Parish Solid Waste Disposal Revenue, Louisiana Power and Light Co. Project,
    7.05%, 4/01/22    ........................................................................  1,500,000     1,593,105
    Series A, 7.00%, 12/01/22 ................................................................    750,000       804,015
   St. John's Baptist Parish Sales Tax District,
    7.30%, 12/01/08   ........................................................................    430,000       462,990
    7.30%, 12/01/09   ........................................................................    275,000       295,001
   St. Mary's Parish Public Improvement, Sales and Use Tax Revenue,
    Refunding, Pre-Refunded, 8.40%, 12/01/03 .................................................     50,000        51,532
   St. Mary's Public Trust Financing Authority, SFMR, Refunding, Series A, 7.625%, 3/25/12....    306,176       337,654
   St. Tammany's Parish Hospital Service Revenue, District No. 2, Pre-Refunded, 8.00%, 10/01/08   125,000       132,805
   St. Tammany's Public Trust Financing Authority, SFMR, Series A, ETM,
    7.20%, 7/01/10    ........................................................................    165,000       190,220
    7.20%, 7/01/11    ........................................................................     50,000        58,255
   State Colleges & Universities, Lease Revenue, University of Southwestern Louisiana,
    Cajundome, MBIA Insured, 5.65%, 9/01/26...................................................  4,080,000     4,094,075
   Tangipahoa Parish Hospital Service Revenue, District No. 1, Refunding,
    AMBAC Insured, 6.25%, 2/01/24.............................................................  5,500,000     5,785,724
   Terrebonne Parish Hospital Service Revenue, District No. 1, Refunding,
    Terrebonne General Medical Center Project, BIG Insured,  7.50%, 4/01/15 ..................    125,000       129,614
   Ville Platte Utilities Revenue, Refunding, Pre-Refunded, 7.80%, 5/01/02 ...................    205,000       218,767
   West Feliciana Parish PCR, Gulf States Utilities Co. Project,
    7.70%, 12/01/14   ........................................................................  6,500,000     7,264,854
    Refunding, 8.00%, 12/01/24 ...............................................................  5,000,000     5,354,700
                                                                                                          -------------
   Total Bonds (Cost $117,847,167)............................................................              124,934,449
                                                                                                          -------------
 b Zero Coupon Bonds 1.7%
   Shreveport Water and Sewer Revenue, Refunding, Series B, FGIC Insured,
    (original accretion rate 7.05%), 12/01/11 (Cost $1,850,935) ..............................  5,000,000     2,157,250
                                                                                                          -------------
   Total Long Term Investments (Cost $119,698,102)............................................              127,091,699
                                                                                                          -------------
 a Short Term Investments 2.8%
   Calcasieu Parish, Inc. IDB, PCR, Citgo Petroleum Corp., Weekly VRDN and Put, 3.35%, 8/01/04  1,000,000     1,000,000
   East Baton Rouge Parish PCR, Refunding, Rhone-Poulenc, Inc., Project,
    Daily VRDN and Put, 3.75%, 12/01/11.......................................................    230,000       230,000
   Louisiana Public Facilities Authority Revenue, Kenner Hotel, Ltd.,
    Daily VRDN and Put, 3.70%, 12/01/15.......................................................    100,000       100,000
   Louisiana State Offshore Term Authority, Deepwater Port Revenue, ACES,
    Refunding, Loop, Inc., First Stage, Daily VRDN and Put,  3.80%, 9/01/06...................  1,100,000     1,100,000
   Puerto Rico Commonwealth Government Development Bank, Refunding,
    Weekly VRDN and Put, 2.90%, 12/01/15......................................................    500,000       500,000
   South Louisiana Port Commission Revenue, Refunding, Occidental Petroleum Corp.
    Project, Weekly VRDN and Put, 3.35%, 7/01/18..............................................    300,000       300,000
   West Feliciana Parish PCR, Gulf State Utility Co. Project, Daily VRDN and Put, 3.80%, 4/01/16  300,000       300,000
                                                                                                          -------------
   Total Short Term Investments (Cost $3,530,000).............................................                3,530,000
                                                                                                          -------------
   Total Investments (Cost $123,228,102) 102.5% ..............................................              130,621,699
   Other Assets, less Liabilities (2.5)% .....................................................               (3,151,559)
4                                                                                                          -------------
   Net Assets 100.0%  ........................................................................             $127,470,140
                                                                                                          =============




See glossary of abbreviations on page 115


aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bZero coupon/step-up bonds. The current effective yield may vary. The original accretion rate will remain constant.
cSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

See notes to financial statements.



FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Maryland Tax-Free Income Fund
                                                        Six Months Ended
                                                         August 31, 1997             Year Ended February 28,
Class I                                                    (unaudited)      1997        1996***1995      1994      1993
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                        $11.33        $11.38      $10.92    $11.36    $11.27    $10.60
                                                     ---------------------------------------------------------------------
Income from investment operations:
 Net investment income                                         .30           .61         .62       .63       .64       .65
 Net realized and unrealized gains (losses)                    .10          (.03)        .47      (.45)      .09       .67
                                                     ---------------------------------------------------------------------
Total from investment operations                               .40           .58        1.09       .18       .73      1.32
                                                     ---------------------------------------------------------------------
Less distributions:
 Dividends from net investment income                         (.30)1        (.63)       (.63)     (.62)     (.64)     (.65)
                                                     ---------------------------------------------------------------------
Net asset value, end of period                              $11.43        $11.33      $11.38    $10.92    $11.36    $11.27
                                                     =====================================================================
Total Return*                                                 3.61%         5.24%      10.18%     1.78%     6.40%    12.64%

Ratios/Supplemental Data
Net assets, end of period (000's)                             $198,102  $185,234 $175,078  $153,145  $156,683  $115,873
Ratio to average net assets:
 Expenses                                                      .74%**        .73%        .74%      .73%      .66%      .71%
 Net investment income                                        5.29%**       5.42%       5.56%     5.86%     5.58%     6.00%
Portfolio turnover rate                                        .72%        12.71%       8.11%    20.30%    18.38%    14.73%

Class II
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                        $11.40        $11.44      $10.93
                                                     ---------------------------------------
Income from investment operations:
 Net investment income                                         .27           .55         .47
 Net realized and unrealized gains (losses)                    .11          (.03)        .51
                                                     ---------------------------------------
Total from investment operations                               .38           .52         .98
                                                     ---------------------------------------
Less distributions:
 Dividends from net investment income                         (.27)2        (.56)       (.47)
                                                     ---------------------------------------
Net asset value, end of period                              $11.51        $11.40      $11.44
                                                     =======================================
Total Return*                                                 3.40%         4.68%       9.06%

Ratios/Supplemental Data
Net assets, end of period (000's)                        $7,823        $5,084        $913
Ratio to average net assets:
 Expenses                                                     1.31%**       1.27%       1.31%**
 Net investment income                                        4.71%**       4.78%       4.95%**
Portfolio turnover rate                                       0.72%        12.71%       8.11%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
***For the period May 1, 1995 (effective date) to February 29, 1996 for Class
II.
1Includes distributions in excess of net investment income in the amount of $.003.
2Includes distributions in excess of net investment income in the amount of $.001.

See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1997 (unaudited)



                                                                                                  PRINCIPAL
 Franklin Maryland Tax-Free Income Fund                                                            AMOUNT       VALUE
 a Long Term Investments 97.1%
   Anne Arundel County GO, Second Issue, 7.75%, 3/15/08.......................................  $ 200,000     $ 213,920
   Anne Arundel County Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.00%, 1/01/26 ...  1,650,000     1,702,784
   Anne Arundel County PCR, Refunding, Baltimore Gas and Electric Co. Project, 6.00%, 4/01/24   9,500,000     9,853,590
   Baltimore Consolidated Public Improvement, Series A, FGIC Insured,
    5.30%, 10/15/15   ........................................................................  1,470,000     1,468,207
    5.30%, 10/15/17   ........................................................................  1,500,000     1,485,255
   Baltimore Convention Center Revenue, FGIC Insured, 6.15%, 9/01/19 .........................  4,250,000     4,451,153
   Baltimore COP, Refunding, Series C, MBIA Insured, 7.25%, 4/01/16...........................    545,000       586,600
   Baltimore County Authority Revenue, Series 1989, 7.20%, 7/01/19 ...........................     90,000        95,081
   Baltimore County Mortgage Revenue, Old Orchard Apartments Project,
    Refunding, Series A, MBIA Insured,
    7.00%, 7/01/16    ........................................................................  1,000,000     1,077,910
    7.125%, 1/01/27   ........................................................................  3,000,000     3,254,610
   Baltimore Economic Development Lease Revenue, Refunding, Armistead Partnership, Series A,
    6.75%, 8/01/02    ........................................................................  1,220,000     1,309,097
    7.00%, 8/01/11    ........................................................................  3,225,000     3,533,342
   Baltimore GO, Series B, 7.15%, 10/15/08 ...................................................  1,000,000     1,190,980
   Baltimore Port Facilities Revenue, Consolidated Coal Sales, Series A, 6.50%, 10/01/11 .....  1,850,000     2,015,982
   Baltimore Revenue, Refunding, Series A, FGIC Insured,
    Waste Water Project, 5.80%, 7/01/15.......................................................  5,000,000     5,230,650
    Water Project, 5.50%, 7/01/26.............................................................  2,000,000     1,994,080
   Bel Air COP, Parking Facilities, FSA Insured, Pre-Refunded, 7.80%, 6/01/10 ................    250,000       266,448
   Frederick County College Revenue, Hood College Project, 7.20%, 7/01/09 ....................    350,000       373,902
   Frederick County EDR, Refunding, Manekin Frederick Project, Series A, 7.50%, 12/01/14 .....    500,000       543,335
   Gaithersburg Hospital Facilities Revenue, Shady Grove Hospital,
    Improvement Revenue, Series A, Pre-Refunded, 8.25%, 9/01/21............................... 10,000,000    11,583,400
    Refunding & Improvement, FSA Insured, 6.00%, 9/01/21......................................  8,000,000     8,298,000
   Harford County Mortgage Revenue, Refunding, Greenbrier V Apartments Project,
    FHA Insured, 6.50%, 11/01/26 .............................................................  3,000,000     3,196,710
   Howard County EDR, Refunding, 7.75%, 6/01/12...............................................  1,250,000     1,306,375
   Howard County Metropolitan District, Series A, Pre-Refunded, 7.40%, 2/15/18 ...............    215,000       226,629
   Howard County Mortgage Revenue, Refunding, Normandy Woods III Apartments Project,
    Series A, 6.10%, 7/01/25..................................................................  2,000,000     2,065,400
   Kent County College Revenue, Refunding, Washington College Project, 7.70%, 7/01/18 ........    300,000       318,273
   Maryland Environmental Services, COP, Water and Waste Facilities, Series A, 6.70%, 6/01/11.  1,900,000     2,040,372
   Maryland Local Government Insurance Trust Capitalization Program, Series A, 7.125%, 8/01/09    650,000       708,156
   Maryland State CDA, Department of Economic and Community Development,
    SF Program, First Series, 7.00%, 4/01/14..................................................    350,000       360,759
    SFHR Program, Fourth Series, 7.30%, 4/01/17...............................................  1,000,000     1,057,390
   Maryland State CDA, Department of Housing and Community Development,
    Infrastructure Financing, Series A, AMBAC Insured, 7.25%, 6/01/09 ........................    130,000       138,067
    MFHR Mortgage, Series A, 7.80%, 5/15/32 ..................................................    990,000     1,062,557
    MFHR Mortgage, Series A, 6.85%, 5/15/33 ..................................................  1,800,000     1,902,420
    MFHR Mortgage, Series D, 7.70%, 5/15/20 ..................................................  1,000,000     1,068,810
    MFHR Mortgage, Series E, 7.10%, 5/15/28...................................................    675,000       712,591
    SF Program, 1st Series, 7.40%, 4/01/17 ...................................................    140,000       145,445
    SF Program, 2nd Series, 7.60%, 4/01/23 ...................................................    680,000       719,868
    SF Program, 2nd Series, 7.85%, 4/01/29 ...................................................    260,000       274,170
    SF Program, 3rd Series, 7.375%, 4/01/26...................................................    300,000       310,410
    SF Program, 3rd Series, 7.25%, 4/01/27 ...................................................  1,435,000     1,510,338
    SF Program, 4th Series, 7.375%, 4/01/10 ..................................................    995,000     1,053,606
    SF Program, 4th Series, 7.45%, 4/01/32 ...................................................    940,000       989,115
    SF Program, 5th Series, 6.85%, 4/01/11 ...................................................  1,955,000     2,072,339
   Maryland State Community Development Administration, MFHR, Series A,
    Department of Economics and Community Development, 7.375%, 5/15/26 .......................    195,000       199,274
    Department of Housing and Community Development, 7.50%, 5/15/31 ..........................     30,000        31,871
   Maryland State EDC Lease Revenue, Hilton Street Facilities, Series A, 7.00%, 1/01/10 ......  1,000,000     1,101,820
   Maryland State Energy Financing Administration, Solid Waste Disposal Revenue,
    Limited Obligation, Wheelabrator Water Projects,  6.45%, 12/01/16.........................  3,000,000     3,228,450

   Maryland State Health and Higher Educational Facilities Authority Revenue,
    Doctors Community Hospital, Pre-Refunded, 8.75%, 7/01/12 .................................$ 1,000,000   $ 1,136,260
    Doctors Community Hospital, Pre-Refunded, 8.75%, 7/01/22 .................................    250,000       284,065
    Franklin Square Hospital, MBIA Insured, 7.50%, 7/01/19 ...................................    150,000       161,294
    Hartford Memorial Hospital and Fallston General Hospital, 8.50%, 7/01/14 .................    100,000       103,180
    Johns Hopkins Medical Institutions, Parking Facilities, AMBAC Insured, 5.50%, 7/01/26.....  9,750,000     9,707,198
    Kernan Hospital, Connie Lee Insured, 6.10%, 7/01/24 ......................................  1,700,000     1,763,172
    North Arundel Hospital, BIG Insured, Pre-Refunded, 7.875%, 7/01/21 .......................    100,000       105,251
    Refunding, Doctors Community Hospital, 5.75%, 7/01/13 ....................................  3,000,000     2,984,310
    Refunding, Johns Hopkins Hospital, 7.375%, 7/01/09 .......................................    150,000       157,878
    Refunding, Johns Hopkins University, 7.375%, 7/01/08 .....................................    100,000       104,547
    Refunding, Johns Hopkins University, 5.625%, 7/01/17 .....................................  1,150,000     1,171,287
    Refunding, Junior Lien, Francis Scott Key Facility, 5.625%, 7/01/25.......................  2,520,000     2,544,368
    Refunding, Mercy Medical Center Project, FSA Insured, 5.75%, 7/01/26......................  1,500,000     1,526,475
   Maryland State IDA Financing, EDR, FSA Insured, 7.10%, 7/01/18 ............................  1,350,000     1,474,754
   Maryland State IDA Revenue Financing, American Center Physics Headquarters, 6.625%, 1/01/17  6,000,000     6,331,620
   Maryland State Stadium Authority, Lease Revenue, Convention Center Expansion,
    AMBAC Insured, 5.875%, 12/15/14...........................................................  4,655,000     4,880,069
   Maryland State Stadium Authority, Sports Facilities Lease Revenue,
    AMBAC Insured, 5.75%, 3/01/22.............................................................  5,000,000     5,080,350
    AMBAC Insured, 5.80%, 3/01/26.............................................................  2,045,000     2,082,301
    Series D, 7.60%, 12/15/19 ................................................................    500,000       538,255
   Maryland State Transportation Facilities Authority Revenue,
     Refunding, Series 1992, 5.75%, 7/01/13 ..................................................  5,400,000     5,451,462
   Maryland Water Quality Financing Administration Revenue,
    Revolving Loan Fund, Series A, 6.55%, 9/01/14 ............................................  1,000,000     1,075,530
   Montgomery County Housing Opportunities Commission, MFHR, Series B, 6.00%, 7/01/37.........  2,500,000     2,561,750
   Montgomery County Housing Opportunities Commission, MFMR, Series A,
    7.25%, 7/01/11    ........................................................................    430,000       458,432
    7.00%, 7/01/23    ........................................................................  2,410,000     2,547,201
   Montgomery County Housing Opportunities Commission, SFMR, Series A,
    6.80%, 7/01/17    ........................................................................  2,015,000     2,110,148
    7.50%, 7/01/17    ........................................................................    450,000       476,429
    7.625%, 7/01/17   ........................................................................    175,000       180,206
   Montgomery County Revenue Authority, Golf Course System, Series A, 6.125%, 10/01/22........  1,000,000     1,022,940
   Northeast Solid Waste Disposal Authority Revenue, Montgomery County
    Resources Recreation Project, Series A,
    6.20%, 7/01/10    ........................................................................  3,100,000     3,224,186
    6.30%, 7/01/16    ........................................................................  6,000,000     6,262,560
   Ocean City GO, Refunding, MBIA Insured,
    5.75%, 3/15/12    ........................................................................  1,880,000     1,955,726
    5.75%, 3/15/13    ........................................................................  1,120,000     1,165,114
    5.75%, 3/15/14    ........................................................................  1,180,000     1,222,586
   Prince George's County COP, Real Estate Acquisition Program II,
     MBIA Insured, 6.00%, 9/15/14 ............................................................  2,050,000     2,174,517
   Prince George's County GO, Consolidated Public Improvement,
    Series A, Pre-Refunded, 7.20%, 2/01/08....................................................    130,000       136,864
   Prince George's County Hospital Revenue, Dimensions Health Corp., Pre-Refunded,
    7.25%, 7/01/17    ........................................................................  3,500,000     3,985,835
    7.00%, 7/01/22    ........................................................................  1,000,000     1,128,050
   Prince George's County Housing Authority, MFHR, Emerson
   House Project, Series A, 7.00%, 4/15/19 ...................................................  5,500,000     5,837,700
   Prince George's County Housing Authority Mortgage Revenue, Refunding,
    New Keystone Apartments Project, Series A, MBIA Insured,  6.80%, 7/01/25..................  2,900,000     3,051,408
   Prince George's County IDA Lease Revenue, Upper Marlboro Justice
    Center Project, MBIA Insured, 5.80%, 6/30/14..............................................  2,750,000     2,858,267
   Prince George's County Parking Authority Revenue, Refunding, Justice
    Center Facilities Project, 6.45%, 5/01/05 ................................................    500,000       544,370
   Prince George's County PCR, Refunding, Potomac Electric Project,
    6.00%, 9/01/22    ........................................................................  1,200,000     1,237,931
    6.375%, 1/15/23   ........................................................................  2,975,000     3,173,075
   Puerto Rico Commonwealth GO, 5.50%, 7/01/17 ...............................................  3,000,000     3,009,450
   Puerto Rico Commonwealth Highway and Transportation
    Authority Revenue, Series Y, 5.50%, 7/01/26...............................................  3,000,000     2,961,270
   Puerto Rico Commonwealth Public Improvement, GO, 5.75%, 7/01/17............................  3,000,000     3,066,900
   Puerto Rico Electric Power Authority Revenue, Series AA, MBIA Insured, 5.375%, 7/01/27.....  3,000,000     2,949,390
   Rockville Mortgage Revenue, Refunding, Summit Apartments Project,
    Series A, MBIA Insured, 5.70%, 1/01/26....................................................  1,145,000     1,166,147

   University of Maryland, Auxiliary Facilities System and Tuition Revenue,
  Series A, 5.60%, 4/01/16....................................................................$ 1,000,000   $ 1,014,750
   Washington Suburban Sanitary District, General Construction,
    5.25%, 6/01/19    ........................................................................  1,330,000     1,330,717
    Pre-Refunded, 7.25%, 12/01/09 ............................................................    100,000       105,855
                                                                                                          -------------
   Total Long Term Investments (Cost $189,000,502) ...........................................              199,912,941
                                                                                                          -------------
a  Short Term Investments 1.5%................................................................
   Baltimore County Housing Revenue, Mortgage, Spring Hill, Weekly VRDN and Put, 3.35%, 9/20/28 1,585,000     1,585,000
   Howard County MFHR, Avalon Meadows Project, Weekly VRDN and Put, 3.30%, 6/15/26............    700,000       700,000
   Maryland State Health and Higher Educational Facilities Authority Revenue,
    Pooled Loan Program, Series A, Weekly VRDN and Put,  3.35%, 4/01/35.......................    700,000       700,000
   Puerto Rico Commonwealth Government Development Bank, Refunding,
    Weekly VRDN and Put, 2.90%, 12/01/15......................................................    200,000       200,000
                                                                                                          -------------
   Total Short Term Investments (Cost $3,185,000) ............................................                3,185,000
                                                                                                          -------------
   Total Investments (Cost $192,185,502) 98.6%................................................              203,097,941
   Other Assets, less Liabilities 1.4%........................................................                2,827,402
                                                                                                          -------------
   Net Assets 100.0%  ........................................................................             $205,925,343
                                                                                                          =============


See glossary of abbreviations on page 115

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights



Franklin Missouri Tax-Free Income Fund
                                                        Six Months Ended
                                                         August 31, 1997             Year Ended February 28,
Class I                                                    (unaudited)      1997        1996***1995      1994      1993
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                        $11.83        $11.94      $11.44    $11.94    $11.75    $11.07
                                                     ---------------------------------------------------------------------
Income from investment operations:
 Net investment income                                         .32           .65         .65       .65       .66       .68
 Net realized and unrealized gains (losses)                    .14          (.07)        .49      (.50)      .21       .68
                                                     ---------------------------------------------------------------------
Total from investment operations                               .46           .58        1.14       .15       .87      1.36
                                                     ---------------------------------------------------------------------
Less distributions:
 Dividends from net investment income                         (.32)         (.65)       (.64)     (.65)     (.68)     (.68)
 Distributions from net realized capital gains                (.01)         (.04)      --        --        --        --
                                                     ---------------------------------------------------------------------
Total distributions                                           (.33)         (.69)       (.64)     (.65)     (.68)     (.68)
                                                     ---------------------------------------------------------------------
Net asset value, end of period                              $11.96        $11.83      $11.94    $11.44    $11.94    $11.75
                                                     =====================================================================
Total Return*                                                 3.95%         5.06%      10.23%     1.44%     7.29%    12.40%

Ratios/Supplemental Data
Net assets, end of period (000's)                             $282,942  $269,564 $247,522  $227,442  $228,149  $164,122
Ratio to average net assets:
 Expenses                                                      .70%**        .70%        .71%      .70%      .64%      .67%
 Net investment income                                        5.44%**       5.56%       5.58%     5.75%     5.55%     6.03%
Portfolio turnover rate                                      10.25%        21.81%      18.27%    19.84%    11.02%    10.28%

Class II
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                        $11.85        $11.97      $11.47
                                                     ---------------------------------------
Income from investment operations:
 Net investment income                                         .29           .57         .48
 Net realized and unrealized gains (losses)                    .16          (.07)        .50
                                                     ---------------------------------------
Total from investment operations                               .45           .50         .98
                                                     ---------------------------------------
Less distributions:
 Dividends from net investment income                         (.29)         (.58)       (.48)
 Distributions from net realized capital gains                (.01)         (.04)      --
                                                     ---------------------------------------
Total distributions                                           (.30)         (.62)       (.48)
                                                     ---------------------------------------
Net asset value, end of period                              $12.00        $11.85      $11.97
                                                     =======================================
Total Return*                                                 3.82%         4.32%       8.66%

Ratios/Supplemental Data
Net assets, end of period (000's)                        $6,600        $4,295      $1,325
Ratio to average net assets:
 Expenses                                                     1.27%**       1.27%       1.27%**
 Net investment income                                        4.90%**       4.92%       4.94%**
Portfolio turnover rate                                      10.25%        21.81%      18.27%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
***For the period May 1, 1995 (effective date) to February 29, 1996 for Class
II.

See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1997 (unaudited)



                                                                                                  PRINCIPAL
 Franklin Missouri Tax-Free Income Fund                                                            AMOUNT       VALUE
 a Long Term Investments 99.7%
   Audrain County Hospital Revenue, Refunding, Audrain Medical Center Project,
    AMBAC Insured, 7.35%, 11/01/08 ...........................................................  $ 500,000     $ 561,355
   Bi-State Development Agency, Missouri-Illinois Metropolitan District No. 5,
    Refunding, American Commercial Terminals,  7.75%, 6/01/10.................................  3,000,000     3,269,340
   Bowling Green School District R1, Building Corp., Leasehold Revenue,
    MBIA Insured, 6.50%, 3/01/13 .............................................................  1,400,000     1,488,158
   Franklin County Consolidated School District No. 2, GO, FGIC Insured, Pre-Refunded,
    7.20%, 3/01/05    ........................................................................    500,000       508,445
    7.25%, 3/01/06    ........................................................................    500,000       508,565
   Guam Airport Authority Revenue,
    Refunding, Series A, 6.50%, 10/01/23 .....................................................  1,075,000     1,135,662
    Series B, 6.60%, 10/01/10 ................................................................    500,000       531,425
    Series B, 6.70%, 10/01/23 ................................................................  4,000,000     4,276,640
   Hannibal IDA, Health Facilities, 5.75%, 3/01/22............................................  1,800,000     1,839,816
   Hazelwood IDA, MFHR, Refunding, Lakes Apartments Project, Series A, 6.10%, 9/20/26.........  1,745,000     1,821,920
   Jackson County IDA Revenue, St. Joseph's Health Center Corp., MBIA Insured, 6.50%, 7/01/19   3,000,000     3,213,750
   Jackson County Lease COP, Longview Recreation Complex Project,
    Pre-Refunded, 8.00%, 11/01/07.............................................................    880,000       903,162
   Jackson County Public Building Corp., Leasehold Revenue, Capital
    Improvement Projects, MBIA Insured, 5.70%, 12/01/17.......................................  1,595,000     1,618,654
   Jefferson County Reorganized School District No. R-3, AMBAC Insured, 7.00%, 3/01/09 .......    370,000       395,267
   Joplin Catholic Health Facilities Corp. Revenue, IDA, St. John's Regional
    Medical Center Project, Series 1987,
    COP, 7.125%, 6/01/14......................................................................    150,000       153,669
    Refunding, MBIA Insured, 7.125%, 6/01/14 .................................................    200,000       205,326
   Kansas City Airport Revenue, General Improvement, Series B,
    FSA Insured, Pre-Refunded, 6.875%, 9/01/12 ...............................................    605,000       694,806
   Kansas City IDA,
    Ewing Marion Kauffman, Series B, 5.70%, 4/01/27........................................... 11,100,000    11,304,351
    MFHR, Mews Apartments Project, Series A, 6.30%, 7/01/20...................................  3,345,000     3,468,564
    Refunding, MFHR, Hilltop Village Apartments Project, Series A, 5.70%, 10/01/17 ...........  1,555,000     1,555,000
    Refunding, MFHR, Hilltop Village Apartments Project, Series A, 5.80%, 10/01/27 ...........  1,030,000     1,030,000
   Kansas City Land Clearance, Redevelopment Authority Lease Revenue,
    Municipal Auditorium and Muehlebach Hotel, Series A,
 FSA Insured, 5.90%, 12/01/18 ................................................................  5,000,000     5,185,000
   Kansas City MAC, Leasehold Revenue, Capital Improvement,
    Citywide Infrastructure, Series B, FSA Insured, 6.50%, 3/01/14 ...........................  7,790,000     8,390,687
    Truman Medical Center, Series A, 7.00%, 11/01/11..........................................  1,665,000     1,789,775
   Kansas City School District, Building Corp., Leasehold Revenue,
    Capital Improvement Project, Series A, FGIC Insured, Pre-Refunded,
 7.90%, 2/01/08       ........................................................................  1,850,000     1,917,488
   Kansas City Tax Increment Financing Commission, Tax Increment Revenue,
    Briarcliff West Project, Series B, 7.00%, 11/01/14........................................  3,525,000     3,665,753
   Lake of The Ozarks Community Bridge Corp., Bridge System Revenue,
    6.25%, 12/01/16   ........................................................................  3,035,000     3,118,523
    6.40%, 12/01/25   ........................................................................  7,000,000     7,219,940
   Lee's Summit COP, 8.50%, 8/01/02...........................................................     75,000        76,158
   Lee's Summit, IDA Revenue, John Knox Village Project,
    6.55%, 8/15/10    ........................................................................  1,000,000     1,056,810
    6.625%, 8/15/13   ........................................................................  2,000,000     2,117,100
   Missouri School Board Association COP, Lease Participation,
    North St. Francois County Project, MBIA Insured, Pre-Refunded,
 7.375%, 4/01/10      ........................................................................  1,000,000     1,038,340
   Missouri School Board Association COP, Pooled Finance Program, BIG Insured,
    Series A-3, 7.875%, 3/01/06...............................................................     30,000        30,952
    Series A-5, 7.375%, 3/01/06...............................................................    130,000       134,715
   Missouri School Boards Association, Lease Participation Certificates, FSA Insured,
    Fox C-6 School District, 5.75%, 3/01/16...................................................  6,150,000     6,299,015
    Refunding, Republic R-3 School District Project, 6.00%, 3/01/16...........................  2,220,000     2,322,053
   Missouri State Environmental Improvement and Energy Resources Authority,
    National Rural Association, PCR, Electric Project,
     Series G-6, AMBAC Insured, 5.85%, 2/01/13 ...............................................  2,100,000     2,194,500
    Revolving Fund Program, PCR, Lee's Summit, Series B, 7.125%, 12/01/10.....................    950,000     1,039,889
    Revolving Fund Program, PCR, Series A, 6.55%, 7/01/14.....................................  4,500,000     4,850,145
    Revolving Fund Program, PCR, Series A, FSA Insured, 6.05%, 7/01/16 .......................  1,000,000     1,054,390
    Revolving Fund Program, PCR, Series A, Kansas City Project, 5.75%, 1/01/16................  1,000,000     1,030,530
    Revolving Fund Program, PCR, Series B, 5.80%, 1/01/15.....................................  1,000,000     1,033,350
    Revolving Fund Program, PCR, Series B, 7.20%, 7/01/16.....................................  2,000,000     2,272,660
    Revolving Fund Program, Water Pollution Control Revenue, Series A, 7.00%, 10/01/10........  1,945,000     2,126,898
   Missouri State Environmental Improvement and Energy Resources Authority, (cont.)
    Thomas Hill Electric Cooperative, PCR, 5.50%, 12/01/11....................................$ 2,000,000   $ 2,053,840
    Union Electric Project, 7.40%, 5/01/20....................................................  2,390,000     2,595,277
   Missouri State Health and Educational Facilities Authority, Health Facilities Revenue,
    Bethesda Health Group, Inc. Project, Pre-Refunded, 8.00%, 4/01/13 ........................    100,000       103,398
    Heartland Health System Project, AMBAC Insured, 6.35%, 11/15/17 ..........................  2,745,000     2,932,813
    Lake of The Ozarks General Hospital, Pre-Refunded, 8.00%, 2/15/11 ........................  3,500,000     3,758,335
    Lutheran Senior Services, Series A, 6.375%, 2/01/27.......................................  4,000,000     4,180,720
    Refunding, Charles E. Still Osteopathic Hospital Project, 7.625%, 2/01/08.................    125,000       126,858
    Refunding, Lake Of The Ozarks General Hospital, 6.25%, 2/15/11 ...........................  1,250,000     1,298,525
    Refunding, Lake Of The Ozarks General Hospital, 6.50%, 2/15/21............................  1,000,000     1,055,030
    Refunding, Lutheran Senior Services, 5.875%, 2/01/23......................................  2,600,000     2,600,884
    Spelman-St. Luke's Hospital Corp. Project, Pre-Refunded, 7.875%, 10/01/18 ................    175,000       185,890
   Missouri State Health and Educational Facilities Authority Revenue,
    Health Midwest, Series A, MBIA Insured, 6.40%, 2/15/15 ...................................  5,000,000     5,321,050
    Health Midwest, Series B, MBIA Insured, 6.10%, 6/01/11 ...................................    700,000       749,315
    Health Midwest, Series B, MBIA Insured, 6.25%, 6/01/14....................................  1,990,000     2,141,399
    Health Midwest, Series B, MBIA Insured, 6.25%, 2/15/22....................................  1,100,000     1,158,234
    Jefferson Memorial Hospital Obligated Group, 6.75%, 5/15/15...............................  4,000,000     4,220,680
    Jefferson Memorial Hospital Obligated Group, 6.80%, 5/15/25 ..............................  3,250,000     3,416,725
    Refunding, SSM Health Care, Series AA, MBIA Insured, 6.25%, 6/01/16 ......................  1,000,000     1,057,800
    Refunding, St. Louis University, Series A, AMBAC Insured, 7.875%, 6/01/12 ................     50,000        51,427
    Refunding & Improvement, Heartland Health, 8.125%, 10/01/10...............................    865,000       933,361
    Sisters of St. Mary's Health Care Project, BIG Insured, Pre-Refunded, 7.75%, 6/01/16 .....    950,000       996,294
   Missouri State HDC, GNMA Secured,
    Series B, 6.40%, 12/01/24.................................................................  2,240,000     2,330,362
    SFMR, Homeowner Loan, Series D, 6.125%, 3/01/28...........................................  1,935,000     1,983,240
    SFMR, Series A, 7.90%, 2/01/21............................................................    135,000       140,144
    SFMR, Series A, 7.625%, 2/01/22 ..........................................................    410,000       429,459
    SFMR, Series B, 6.10%, 9/01/14............................................................  1,945,000     2,024,667
    SFMR, Series B, 7.625%, 6/01/21...........................................................    330,000       343,259
    SFMR, Series B, 7.75%, 6/01/22............................................................  1,645,000     1,738,107
    SFMR, Series B, 6.45%, 9/01/27............................................................  1,890,000     1,987,241
    SFMR, Series C, 6.90%, 7/01/18............................................................  1,620,000     1,712,810
   Missouri State Housing Development Commission, MFHR, FHA Insured, 8.50%, 12/01/29..........    135,000       139,705
   Missouri State Western College Revenue, Refunding,
    Student Housing, Pre-Refunded, 8.00%, 10/01/16............................................  5,000,000     5,768,600
   Moberly Combined Waterworks and Sewerage System, Refunding
    & Improvement Bonds, FGIC Insured, Pre-Refunded,  7.50%, 8/01/15..........................  1,000,000     1,107,120
   Moberly IDA, Hospital Revenue, Refunding, Moberly Regional Medical Center, Inc.,
    Pre-Refunded, 8.75%, 3/01/16..............................................................     50,000        52,434
   North Kansas City School District Facilities Authority,
      BIG Insured, Pre-Refunded, 7.40%, 3/01/06 ..............................................    300,000       305,355
   Northeast State University Recreational Facility Revenue, Campus Recreational
    Center Project, AMBAC Insured, 5.80%, 6/01/15 ............................................  1,000,000     1,024,300
   Northwest R-I Educational Facilities Authority, Leasehold Revenue,
    Jefferson County, FSA Insured, 5.70%, 3/01/15.............................................  5,200,000     5,266,300
   Phelps County Hospital Revenue, Refunding, Phelps County Regional Medical Center,
    Connie Lee Insured, 6.00%, 5/15/13 .......................................................  5,000,000     5,127,700
   Platte County Reorganized School District No. R-5, Pre-Refunded, 7.25%, 3/01/06............    250,000       254,220
   Poplar Bluff Public Building Corp., Leasehold Revenue, Series A,
    MBIA Insured, 5.50%, 9/01/12..............................................................  2,820,000     2,894,871
   Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, Pre-Refunded,
    7.90%, 7/01/07    ........................................................................    500,000       526,780
    7.875%, 7/01/17   ........................................................................    375,000       395,010
    FSA Insured, 9.00%, 7/01/09...............................................................     40,000        50,877
   Puerto Rico Commonwealth Highway Authority Revenue, Series P, Pre-Refunded, 8.125%, 7/01/13     75,000        79,153
   Puerto Rico Commonwealth IDC, General Purpose Revenues, 8.00%, 1/01/03 ....................     20,000        20,107
   Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A,
    7.90%, 7/01/07    ........................................................................    200,000       209,818
    7.75%, 7/01/08    ........................................................................    975,000     1,020,552
   Puerto Rico Commonwealth Public Improvement GO, Series A, Pre-Refunded, 7.75%, 7/01/13.....    120,000       126,282
   Puerto Rico Electric Power Authority Revenue,
    Refunding, Series M, Pre-Refunded, 8.00%, 7/01/08 ........................................     25,000        26,359
    Refunding, Series N, 7.125%, 7/01/14 .....................................................  1,110,000     1,177,566
   Puerto Rico Electric Power Authority Revenue, (cont.)
    Series O, 7.125%, 7/01/14.................................................................  $ 280,000     $ 297,044
    Series X, 6.00%, 7/01/15..................................................................  2,375,000     2,495,270
   Puerto Rico HFC, MFMR, Portfolio A, Series 1, 7.50%, 4/01/22 ..............................    380,000       400,938
   Puerto Rico HFC, SFMR, Portfolio No. 1, GNMA Secured,
    Series A, 7.80%, 10/15/21 ................................................................     40,000        41,444
    Series C, 6.85%, 10/15/23.................................................................  1,265,000     1,341,963
   Puerto Rico Industrial, Medical and Environmental Facilities, PCFA Revenue,
    Baxter Travenol Labs., Series A, 8.00%, 9/01/12...........................................    350,000       372,932
    Upjohn Co. Project, 7.50%, 12/01/23.......................................................    300,000       321,327
   Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities,
    Financing Authority, Industrial Revenue,
 Guaynabo Municipal Government Center, Series A, 5.625%, 7/01/22..............................  2,500,000     2,423,400
   Puerto Rico Municipal Finance Agency, Series A, Pre-Refunded, 8.25%, 7/01/08 ..............    130,000       137,274
   Puerto Rico PBA, Guaranteed Public Education and Health Facilities,
   Series H, Pre-Refunded, 7.25%, 7/01/17 ....................................................  1,750,000     1,826,090
   Puerto Rico Ports Authority Revenue, Special Facilities,
    American Airlines, Series A, 6.25%, 6/01/26 ..............................................  2,500,000     2,631,625
   Raymore GO, FSA Insured, 6.00%, 3/01/14 ...................................................  1,000,000     1,044,090
   Sikeston Electric Revenue, Refunding, MBIA Insured, 5.00%, 6/01/22.........................  2,500,000     2,347,925
   Southwest University Housing System Revenue, FGIC Insured, Pre-Refunded, 7.00%, 10/01/10 ..    250,000       255,600
   Springfield Waterworks Revenue, Series A, 5.60%, 5/01/23...................................  2,000,000     2,010,940
   St. Charles County Community College, Pre-Refunded, 7.25%, 3/01/06 ........................    500,000       537,440
   St. Charles Public Facility Authority, Leasehold Revenue,
    AMBAC Insured, Refunding, 5.80%, 2/01/10  ................................................  3,000,000     3,148,230
   St. Louis Airport Revenue, Lambert-St. Louis International Airport,
    Refunding & Improvement, FGIC Insured, 6.125%, 7/01/15....................................  2,000,000     2,086,300
    cSeries A, FGIC Insured, 5.125%, 7/01/27..................................................  6,425,000     6,109,404
   St. Louis County Housing Authority, MFHR, Kensington Square Apartments Project, Refunding,
    6.55%, 3/01/14    ........................................................................  1,000,000     1,067,680
    6.65%, 3/01/20    ........................................................................  2,750,000     2,935,295
   St. Louis County IDA,
    Elderly Housing Revenue, Centenary Towers Apartments Project, 6.40%, 4/01/14..............  1,000,000     1,026,250
    Elderly Housing Revenue, Centenary Towers Apartments Project, 6.55%, 4/01/19..............  1,000,000     1,026,050
    Health Facilities Revenue, Mother of Perpetual Help, 6.40%, 8/01/35.......................  1,895,000     2,040,726
    Refunding, MFHR, South Summit Apartments, Series A, 6.10%, 4/20/32........................  1,250,000     1,285,550
   St. Louis County Mortgage Revenue, GNMA Secured, 8.125%, 9/01/19 ..........................     25,000        25,952
   St. Louis County Regional Convention and Sports Complex Authority,
    Convention and Sports Project, Series B, Pre-Refunded,
    7.00%, 8/15/21    ........................................................................  5,050,000     5,730,336
    Refunding, 5.75%, 8/15/21.................................................................  5,565,000     5,437,506
   St. Louis IDA, Sewer and Solid Waste Disposal Facilities Revenue,
    Anheuser-Busch Project, 5.875%, 11/01/26 .................................................  1,000,000     1,032,730
   St. Louis Land Clearance RDA,
    Leasehold Revenue, Capital Improvement, Pre-Refunded, 7.60%, 8/15/08 .....................    250,000       258,865
    Refunding, Kiel Site Lease, Series A, MBIA Insured, 5.125%, 7/01/21.......................  1,625,000     1,542,418
   St. Louis Municipal Finance Corp., Leasehold Revenue, Series A,
    City Justice Center Improvement, AMBAC Insured, 6.00%, 2/15/19............................  5,370,000     5,620,135
    Refunding, 6.00%, 7/15/13................................................................. 10,000,000    10,206,200
   St. Louis Parking Facilities Revenue, Pre-Refunded, 6.625%, 12/15/21.......................    470,000       526,226
   St. Louis Public School District Building Corp., Leasehold Revenue,
    School District Capital Improvement, FGIC Insured, 5.40%, 4/01/17.........................  2,100,000     2,084,859
   St. Louis Regional Convention and Sports Complex Authority, Series C,
    7.75%, 8/15/01    ........................................................................  2,370,000     2,506,061
    7.90%, 8/15/21    ........................................................................    555,000       613,185
    Pre-Refunded, 7.90%, 8/15/21.............................................................. 11,345,000    13,402,528
    Refunding, Convention and Sports Facilities, AMBAC Insured, 5.625%, 8/15/21...............  4,725,000     4,762,374
   Sullivan County Public Water Supply District No. 1, Waterworks Revenue,
    Refunding, Pre-Refunded, 7.70%, 12/15/13..................................................    300,000       309,302
   Taney County Reorganization, School District No. R-V, 5.80%, 3/01/17.......................  2,585,000     2,620,724
   University of Missouri, Health Facilities Revenue, Refunding, University of
    Missouri Health System, Series A, AMBAC Insured,  5.60%, 11/01/26.........................  5,000,000     5,040,850
   University of Missouri Revenues, System Facilities, 5.80%, 11/01/27........................  4,000,000     4,098,720
   Washington County GO, Industrial Bonds, Pauwels Transformer Project,
    Series A, 7.60%, 12/01/09.................................................................    500,000       513,100

   Webb City School District No. R-VII, Facilities Group, Leasehold Revenue,
    Refunding & Improvement, FSA Insured, 5.625%, 8/01/16.....................................$ 1,115,000   $ 1,116,092
   West Plains IDA, Hospital Revenue, Ozarks Medical Center Project, Series A, 8.625%, 9/15/20  2,000,000     2,202,620
                                                                                                          -------------
   Total Long Term Investments (Cost $272,981,937)............................................              288,510,369
                                                                                                          -------------
 a Short Term Investments 1.9%
   Kansas City IDA, Hospital Revenue, Resh Health Services System, MBIA Insured, Daily VRDN and Put,
    3.80%, 4/15/15    ........................................................................    200,000       200,000
    3.80%, 10/15/15   ........................................................................    600,000       600,000
    Refunding, 3.80%, 10/15/14................................................................  1,850,000     1,850,000
   Missouri State Environmental Improvement and Energy Resources Authority
    Revenue, Refunding, Bayer Corp. Project,
 Daily VRDN and Put, 3.70%, 3/01/09...........................................................  1,600,000     1,600,000
   Puerto Rico Commonwealth Government Development Bank, Refunding,
    Weekly VRDN and Put, 2.90%, 12/01/15......................................................  1,300,000     1,300,000
                                                                                                          -------------
   Total Short Term Investments (Cost $5,550,000).............................................                5,550,000
                                                                                                          -------------
   Total Investments (Cost $278,531,937) 101.6%...............................................              294,060,369
   Other Assets, less Liabilities (1.6)%......................................................               (4,518,619)
                                                                                                          -------------
   Net Assets 100.0%  ........................................................................             $289,541,750
                                                                                                          =============


See glossary of abbreviations on page 115

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
cSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

See notes to financial statements.



FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin North Carolina Tax-Free Income Fund
                                                        Six Months Ended
                                                         August 31, 1997             Year Ended February 28,
Class I                                                    (unaudited)      1997        1996***1995      1994      1993
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                        $11.73        $11.75      $11.37    $11.92    $11.88    $11.12
                                                     ---------------------------------------------------------------------
Income from investment operations:
 Net investment income                                         .32           .64         .64       .65       .65       .67
 Net realized and unrealized gains (losses)                    .12          (.03)        .39      (.55)      .05       .75
                                                     ---------------------------------------------------------------------
Total from investment operations                               .44           .61        1.03       .10       .70      1.42
                                                     ---------------------------------------------------------------------
Less distributions:
 Dividends from net investment income                         (.31)         (.63)       (.65)     (.65)     (.66)     (.66)
                                                     ---------------------------------------------------------------------
Net asset value, end of period                              $11.86        $11.73      $11.75    $11.37    $11.92    $11.88
                                                     =====================================================================
Total Return*                                                 3.80%         5.38%       9.28%     1.06%     5.81%    12.97%

Ratios/Supplemental Data
Net assets, end of period (000's)                             $274,582  $260,979 $247,031  $216,263  $215,540  $156,517
Ratio to average net assets:
 Expenses                                                      .71%**        .70%        .71%      .70%      .63%      .67%
 Net investment income                                        5.35%**       5.47%       5.52%     5.75%     5.44%     5.86%
Portfolio turnover rate                                       3.69%         9.98%      25.19%    25.05%     3.86%     8.48%
Class II
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                        $11.79        $11.80      $11.41
                                                     ---------------------------------------
Income from investment operations:
 Net investment income                                         .28           .57         .49
 Net realized and unrealized gains (losses)                    .13          (.02)        .38
                                                     ---------------------------------------
Total from investment operations                               .41           .55         .87
                                                     ---------------------------------------
Less distributions:
 Dividends from net investment income                         (.28)         (.56)       (.48)
                                                     ---------------------------------------
Net asset value, end of period                              $11.92        $11.79      $11.80
                                                     =======================================
Total Return*                                                 3.49%         4.83%       7.77%

Ratios/Supplemental Data
Net assets, end of period (000's)                       $14,173        $9,607      $2,430
Ratio to average net assets:
 Expenses                                                     1.27%**       1.26%       1.28%**
 Net investment income                                        4.78%**       4.85%       4.90%**
Portfolio turnover rate                                       3.69%         9.98%      25.19%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
***For the period May 1, 1995 (effective date) to February 29, 1996 for Class
II.

See notes to financial statements.




FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1997 (unaudited)



                                                                                                  PRINCIPAL
 Franklin North Carolina Tax-Free Income Fund                                                      AMOUNT       VALUE
 a Long Term Investments 98.0%
   Appalachian State University Revenue, Teachers College Utility System,

    MBIA Insured, 6.10%, 5/15/13 .............................................................$ 1,075,000   $ 1,142,670
   Asheville Water System Revenue, FGIC Insured, 5.70%, 8/01/25...............................  4,000,000     4,058,159
   Buncombe County Metropolitan Sewage District System Revenue, Series B, 6.75%, 7/01/16......     10,000        10,889
   Charlotte COP, Convention Facility Project, AMBAC Insured, Pre-Refunded, 7.00%, 12/01/11 ..  2,250,000     2,520,629
   Charlotte GO, Water and Sewer,
    5.90%, 2/01/18    ........................................................................  1,000,000     1,048,159
    5.60%, 5/01/20    ........................................................................  5,980,000     6,170,402
   Charlotte-Mecklenburg Hospital Authority, Health Care System Revenue,
    Refunding, Series 1992, 6.25%, 1/01/20....................................................  6,100,000     6,400,729
    Refunding, Series G, Pre-Refunded, 7.875%, 10/01/15.......................................    150,000       153,451
    Refunding, Series I, Pre-Refunded, 7.80%, 10/01/18 .......................................    350,000       371,507
    Series A, 5.90%, 1/15/16..................................................................  5,000,000     5,200,050
   Charlotte Special Facilities Revenue, Piedmont Aviation, Inc. Project, Douglas International Airport,
    8.375%, 7/01/17   ........................................................................    260,000       265,156
    9.00%, 7/01/17    ........................................................................  1,255,000     1,305,539
   Coastal Solid Waste Disposal System Authority Revenue, Refunding, Regional
    Solid Waste Management, 6.50%, 6/01/08 ...................................................  3,100,000     3,311,668
   Concord COP, Series B, MBIA Insured,
    5.75%, 6/01/16    ........................................................................  1,475,000     1,502,066
    6.125%, 6/01/21   ........................................................................  2,180,000     2,285,577
   County of Cleveland GO, AMBAC Insured, Pre-Refunded, 7.10%, 6/01/06 .......................  1,000,000     1,093,480
   Craven County Regional Medical Facility, MBIA Insured, Pre-Refunded, 7.20%, 10/01/19 ......  1,400,000     1,542,408
   Cumberland County COP, Civic Center Project, Series A, AMBAC Insured,
    6.40%, 12/01/19   ........................................................................  3,500,000     3,814,195
    6.40%, 12/01/24   ........................................................................  3,765,000     4,102,984
   Cumberland County Hospital Facility System Revenue,
    BIG Insured, Pre-Refunded, 7.875%, 10/01/14 ..............................................    110,000       116,845
    MBIA Insured, 6.00%, 10/01/21 ............................................................  2,500,000     2,556,825
   Dare County Utility System Revenue, MBIA Insured, 5.75%, 6/01/14 ..........................  1,000,000     1,026,140
   Davie County GO, North Carolina Water, Unlimited Tax,
    7.10%, 4/01/10    ........................................................................    350,000       379,008
    7.10%, 4/01/11    ........................................................................    250,000       270,338
   Duplin County COP, Social Service Administrative Building, Solid Waste Project,
    FGIC Insured, 6.75%, 9/01/12 .............................................................  2,000,000     2,164,860
   Durham COP, Series 1991, 6.875%, 4/01/09 ..................................................  1,650,000     1,800,975
   Durham County COP, Hospital and Office Facilities Project,
    6.00%, 5/01/14    ........................................................................  3,000,000     3,146,160
    6.00%, 5/01/17    ........................................................................  3,200,000     3,313,216
   Durham County COP, Jail Facilities and Computer Equipment Project, 6.625%, 5/01/14 ........  3,000,000     3,197,460
   Fayetteville Public Works Commission Revenue,
    FGIC Insured, Pre-Refunded, 7.00%, 3/01/11 ...............................................  1,500,000     1,627,275
    Series A, FSA Insured, 6.00%, 3/01/16 ....................................................  2,000,000     2,079,380
   Gaston COP, Police Station Project, FGIC Insured, 5.70%, 8/01/15...........................  1,500,000     1,527,180
   Gaston County COP, Public Facilities Project, MBIA Insured, 5.25%, 12/01/16................  1,000,000       986,800
   Gaston County Industrial Facilities and PCFA Revenue, 7.70%, 10/01/12......................    750,000       814,845
   Gastonia Combined Utilities System Revenue, MBIA Insured, 6.10%, 5/01/19...................  2,200,000     2,325,444
   Greensboro COP,
    Coliseum Arena Expansion Project, 6.75%, 12/01/09.........................................  1,610,000     1,749,539
    Greensboro Center City Corp., Pre-Refunded, 7.90%, 7/01/09 ...............................    350,000       368,449
   Greensboro HDC, Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.70%, 1/01/24 .......  1,320,000     1,392,112
   Guam Power Authority Revenue, Series A, 6.375%, 10/01/08...................................  1,000,000     1,045,890
   Halifax County Insured Facility, PCR, Solid Waste Disposal,
    Champion International Corp., 8.15%, 11/01/19.............................................    400,000       435,984
   Haywood County Industrial Facilities and PCFA, Environmental Improvement Revenue,
    Champion International Project, 6.25%, 9/01/25............................................  2,000,000     2,086,000
   Haywood County Insured Facility, PCR, Solid Waste Disposal,
    Champion International Corp., 8.10%, 11/01/09.............................................    200,000       215,938
   Highpoint Special Obligation Sales Tax Revenue,
    Solid Waste Management Project, 7.15%, 7/01/01  ..........................................  1,500,000     1,543,170
   Kinston Enterprise System Revenue, Combined Enterprise System, FSA Insured, 5.70%, 4/01/21.  1,700,000     1,740,596
   Kinston Housing Authority Mortgage Revenue, Refunding,
    Kinston Towers Project, 6.75%, 12/01/18 ..................................................  3,155,000     3,306,913
   Martin County Industrial Facilities and PCFA Revenue,
    Refunding, 6.375%, 1/01/10 ...............................................................  3,000,000     3,215,250
    Solid Waste, Weyerhaeuser Co. Project, 6.00%, 11/01/25 ...................................  4,000,000     4,103,600
   Mooresville Grade School District, COP, AMBAC Insured, 6.35%, 10/01/14 ....................$ 1,000,000   $ 1,073,970
   New Hanover County Industrial Facilities and PCFA Revenue, Refunding, 6.70%, 7/01/19.......  1,000,000     1,073,910
   North Carolina Eastern Municipal Power Agency System Revenue, Refunding,
    Series A, Pre-Refunded, 8.00%, 1/01/21....................................................    400,000       413,292
    Series A, Pre-Refunded, 7.75%, 1/01/12....................................................    750,000       800,108
    Series A, 6.50%, 1/01/17 .................................................................  9,000,000     9,304,560
    Series A, 6.50%, 1/01/18..................................................................  3,000,000     3,259,770
    Series B, MBIA Insured, 5.875%, 1/01/21...................................................  5,000,000     5,173,100
   North Carolina Educational Facilities Finance Agency Revenue, Highpoint College Project,
    7.10%, 12/01/07   ........................................................................    190,000       203,420
    7.10%, 12/01/08   ........................................................................    205,000       219,479
    7.10%, 12/01/09   ........................................................................    220,000       235,246
   North Carolina HFA, MFR, Refunding, Series B, 6.90%, 7/01/24 ..............................  2,925,000     3,141,187
   North Carolina HFA, Refunding,
    MF, Series A, AMBAC Insured, 5.90%, 7/01/20 ..............................................  3,000,000     3,051,150
    Series F, 6.70%, 1/01/27 .................................................................  4,855,000     5,204,900
    Series H, Mortgage Loan Resolution, 6.05%, 7/01/28........................................  2,500,000     2,606,975
    SF, Series DD, 6.20%, 9/01/27 ............................................................  3,000,000     3,108,750
    SF, Series JJ, 6.45%, 9/01/27.............................................................  4,935,000     5,204,254
   North Carolina HFA, SFMR,
    Series H, 8.05%, 3/01/19 .................................................................     70,000        71,831
    Series J, 7.40%, 3/01/22 .................................................................    180,000       187,922
    Series M, 7.85%, 9/01/28 .................................................................    410,000       418,772
   North Carolina HFA, SFR,
    Refunding, Series S, 6.95%, 3/01/17.......................................................  3,105,000     3,264,110
    Series AA, 6.25%, 3/01/17 ................................................................    950,000     1,005,727
    Series RR, 5.85%, 9/01/28.................................................................  3,000,000     3,002,460
    Series X, 6.65%, 9/01/19..................................................................  3,000,000     2,270,017
   North Carolina Medical Care Commission, Health Care Facilities Revenue,
    Stanley Memorial Hospital, Pre-Refunded, 7.80%, 10/01/19 .................................  1,250,000     1,365,338
   North Carolina Medical Care Commission, Hospital Revenue,
    Halifax Memorial Hospital Project, 6.75%, 8/15/24.........................................  3,500,000     3,675,525
    Memorial Mission Hospital Project, MBIA Insured, Pre-Refunded, 7.80%, 10/01/18 ...........    160,000       169,832
    Presbyterian Hospital Project, Pre-Refunded, 7.375%, 10/01/20.............................  1,850,000     2,047,414
    Refunding, Annie Pen Memorial Hospital Project, 7.50%, 8/15/21 ...........................  4,700,000     5,062,746
    Refunding, North Carolina Baptist Hospitals Project, Series A, 6.00%, 6/01/22.............  4,830,000     5,024,649
    Refunding, St. Joseph's Hospital Project, AMBAC Insured, Pre-Refunded, 7.25%, 10/01/14....    250,000       263,928
    Refunding, Wilson Memorial Hospital Project, AMBAC Insured, 5.625%, 11/01/18..............  5,000,000     5,047,700
    Roanoke-Chowan Hospital Project, 7.75%, 10/01/19..........................................  3,000,000     3,207,300
    Scotland Memorial Hospital, MBIA Insured, Pre-Refunded, 8.625%, 10/01/11..................    195,000       208,554
    Wake County Hospital System, MBIA Insured, 5.375%, 10/01/26...............................  5,000,000     4,881,250
    Wayne Memorial Hospital Project, AMBAC Insured, 6.00%, 10/01/21...........................  1,000,000     1,030,670
    Wilson Memorial Hospital Project, AMBAC Insured, Pre-Refunded, 6.50%, 11/01/20............  3,240,000     3,509,827
   North Carolina Municipal Power Agency No. 1, Catawba Electric Revenue,
    Refunding, Series 1992, 6.25%, 1/01/17 ................................................... 10,500,000    10,727,430
   North Carolina State Education Assistance Authority Revenue,
    Guaranteed, Student Loan, Subordinated Lien,
    Series A, 6.05%, 7/01/10 .................................................................  3,310,000     3,385,898
    Series A, 6.30%, 7/01/15 .................................................................  1,500,000     1,550,880
    Series C, 6.35%, 7/01/16..................................................................  4,500,000     4,645,305
   Northampton County Insured Facility, PCR, Solid Waste Disposal,
    Champion International Corp., 8.05%, 11/01/04.............................................    400,000       431,732
   Onslow County Combined Enterprise System Revenue, MBIA Insured, 6.00%, 6/01/15 ............  2,000,000     2,093,880
   Orange County GO, Series 1989, Pre-Refunded, 7.20%, 5/01/08 ...............................    350,000       374,031
   Pender County COP, Pre-Refunded, 7.70%, 6/01/11............................................  1,195,000     1,352,083
   Person County COP, Law Enforcement Center Project, Series 1991,
    MBIA Insured, 7.125%, 6/01/11 ............................................................  2,165,000     2,397,521
   Pitt County COP,
    FGIC Insured, 6.00%, 4/01/12..............................................................    750,000       789,833
    FGIC Insured, Pre-Refunded, 6.90%, 4/01/08 ...............................................  2,750,000     2,982,238
    MBIA Insured, 5.85%, 4/01/17..............................................................  5,055,000     5,239,811
   Pitt County Revenue, Pitt County Memorial Hospital, Refunding, 5.25%, 12/01/21.............  1,650,000     1,592,828

   Polk County School GO, FGIC Insured, Pre-Refunded,
    6.70%, 5/01/08    ........................................................................  $ 700,000     $ 768,236
    6.70%, 5/01/09    ........................................................................    700,000       768,236
   Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
    Series A, Pre-Refunded, 7.875%, 7/01/17 ..................................................   1,000,000    1,053,360
   Puerto Rico Commonwealth GO,
    6.45%, 7/01/17    ........................................................................  8,050,000     8,813,221
    Series 1990, Pre-Refunded, 7.25%, 7/01/10.................................................    500,000       549,075
   Puerto Rico Commonwealth Highway Authority Revenue,
    Refunding, Series N, Pre-Refunded, 8.00%, 7/01/03 ........................................    100,000       105,436
    Refunding, Series R, 7.15%, 7/01/00 ......................................................  1,250,000     1,342,338
    Series P, Pre-Refunded, 8.125%, 7/01/13 ..................................................    170,000       179,413
   Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A,
    7.75%, 7/01/08    ........................................................................    250,000       261,680
    7.50%, 7/01/09    ........................................................................    250,000       261,178
   Puerto Rico Electric Power Authority Revenue,
    Refunding, Series M, Pre-Refunded, 8.00%, 7/01/08 ........................................    250,000       263,590
    Refunding, Series N, 7.125%, 7/01/14 .....................................................    160,000       169,739
    Series O, 7.125%, 7/01/14.................................................................    850,000       901,740
    Series P, Pre-Refunded, 7.00%, 7/01/21 ...................................................  1,000,000     1,114,970
    Series T, 6.375%, 7/01/24 ................................................................  1,000,000     1,071,260
    Series X, 6.125%, 7/01/21 ................................................................  5,000,000     5,265,300
   Puerto Rico HFC, MFHR, Portfolio A, Series I, 7.50%, 4/01/22 ..............................    410,000       432,591
   Puerto Rico HFC, SFMR, Portfolio No. 1, GNMA Secured,
    Series A, 7.80%, 10/15/21.................................................................     20,000        20,722
    Series C, 6.85%, 10/15/23 ................................................................  2,205,000     2,339,152
   Puerto Rico Industrial, Medical and Environmental Facilities, PCFA Revenue,
    Upjohn Co. Project, 7.50%, 12/01/23.......................................................    300,000       321,327
   Puerto Rico Municipal Finance Agency, Series A, Pre-Refunded, 8.25%, 7/01/08 ..............    125,000       131,994
   Puerto Rico Telephone Authority Revenue, Series L, Refunding,
    6.00%, 1/01/12    ........................................................................  1,885,000     1,946,583
    6.125%, 1/01/22   ........................................................................  1,490,000     1,538,216
   Raeford HDC Revenue, First Lien, Refunding, Yadkin Trail, Series A, 6.00%, 7/15/22.........  1,435,000     1,468,335
   Robeson County GO, Refunding,
    7.20%, 6/01/10    ........................................................................    110,000       116,775
    7.20%, 6/01/11    ........................................................................    115,000       121,983
    7.20%, 6/01/12    ........................................................................    120,000       127,286
    Pre-Refunded, 7.80%, 6/01/11 .............................................................    145,000       152,063
   Robeson County Industrial Facilities and PCFA Revenue, Refunding,
    Campbell Soup Co. Project, 6.40%, 12/01/06................................................  1,750,000     1,958,233
   Rutherford County COP, Public Facilities Project, FGIC Insured, 6.25%, 6/01/23.............  1,850,000     1,963,516
   Scotland County COP, Jail/Courthouse Project, FSA Insured, 6.75%, 3/01/11 .................  1,000,000     1,083,650
   Southern Pines GO, Refunding, Pre-Refunded, 7.40%, 6/01/08.................................    150,000       156,816
   Stokes County COP, MBIA Insured, 7.00%, 3/01/06............................................  1,000,000     1,091,620
   University of North Carolina at Chapel Hill, Parking System, Series A, 5.70%, 5/15/27......  3,000,000     3,035,640
   University of North Carolina at Charlotte Revenue,
    Refunding, Series K, Pre-Refunded, 7.375%, 1/01/03 .......................................    100,000       103,107
    Student Activity Center, MBIA Insured, 5.50%, 6/01/16 ....................................  1,000,000     1,002,890
    Student Activity Center, MBIA Insured, 5.50%, 6/01/21 ....................................  3,500,000     3,510,115
   University of North Carolina at Greensboro Revenue, Student Facilities System,
    Series B, MBIA Insured, 5.45%, 4/01/23....................................................  1,000,000       990,420
   University of North Carolina at Wilmington, Student Union System Revenue,
    AMBAC Insured, Pre-Refunded, 6.90%, 1/01/07...............................................    250,000       269,613
   Wake County Hospital Revenue, MBIA Insured, Pre-Refunded, 7.40%, 10/01/16 .................    250,000       255,605
   Wake County Industrial Facilities and PCFA Revenue, Carolina Power
    and Light Co. Project, 6.90%, 4/01/09..................................................... 10,000,000    10,727,400
   Wilmington City GO, Sanitary Sewer, 6.90%, 3/01/05.........................................    400,000       427,880
   Winston-Salem SFMR, 8.00%, 9/01/07.........................................................    405,000       386,816
   Winston-Salem Water and Sewer System Revenue, Series B, 5.70%, 6/01/17 ....................  2,250,000     2,278,283
                                                                                                          -------------
   Total Long Term Investments (Cost $267,866,201) ...........................................              283,036,426
                                                                                                          -------------

 a Short Term Investments .4%
 North Carolina Medical Care Commission, Hospital Revenue, ACES,
    Pooled Financing Project, Series B, Daily VRDN and Put,
 3.50%, 10/01/13      ........................................................................  $ 200,000     $ 200,000
   North Carolina Medical Care Commission Revenue, Carol Woods Project,
    Daily VRDN and Put, 3.75%, 4/01/21........................................................    500,000       500,000
   University of North Carolina at Chapel Hill Revenue, Parking System,
    Series C, Weekly VRDN and Put, 3.25%, 5/15/27.............................................    500,000       500,000
                                                                                                          -------------
   Total Short Term Investments (Cost $1,200,000) ............................................                1,200,000
                                                                                                          -------------
   Total Investments (Cost $269,066,201) 98.4% ...............................................              284,236,426
   Other Assets, less Liabilities 1.6%........................................................                4,518,351
                                                                                                          -------------
   Net Assets 100.0%  ........................................................................             $288,754,777
                                                                                                          =============


See glossary of abbreviations on page 115

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

See notes to financial statements.



FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Texas Tax-Free Income Fund
                                                        Six Months Ended
                                                         August 31, 1997             Year Ended February 28,
Class I                                                    (unaudited)      1997        1996***1995      1994      1993
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                        $11.37        $11.58      $11.25    $11.72    $11.69    $11.03
                                                     ---------------------------------------------------------------------
Income from investment operations:
 Net investment income                                         .32           .66         .67       .68       .69       .69
 Net realized and unrealized gains (losses)                    .09         --            .34      (.49)      .03       .66
                                                     ---------------------------------------------------------------------
Total from investment operations                               .41           .66        1.01       .19       .72      1.35
                                                     ---------------------------------------------------------------------
Less distributions:
 Dividends from net investment income                         (.32)1        (.67)       (.68)     (.66)     (.69)     (.69)
 Distributions from net realized capital gains                (.03)         (.20)      --        --        --         -
                                                     ---------------------------------------------------------------------
Total distributions                                           (.35)         (.87)       (.68)     (.66)     (.69)     (.69)
                                                     ---------------------------------------------------------------------
Net asset value, end of period                              $11.43        $11.37      $11.58    $11.25    $11.72    $11.69
                                                     =====================================================================
Total Return*                                                 3.71%         5.91%       9.15%     1.80%     6.09%    12.41%

Ratios/Supplemental Data
Net assets, end of period (000's)                             $127,092  $126,612 $129,702  $130,684  $148,684  $139,389
Ratio to average net assets:
 Expenses                                                      .76%**        .75%        .76%      .73%      .65%      .66%
 Net investment income                                        5.52%**       5.70%       5.86%     6.05%     5.85%     6.15%
Portfolio turnover rate                                      13.28%        35.57%      18.38%     6.36%    20.18%    12.33%

Class II
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                        $11.49        $11.68      $11.27
                                                       -------------------------------------
Income from investment operations:
 Net investment income                                         .30           .60         .51
 Net realized and unrealized gains                             .08           .02         .40
                                                       -------------------------------------
Total from investment operations                               .38           .62         .91
                                                       -------------------------------------
Less distributions:
 Dividends from net investment income                         (.29)2        (.61)       (.50)
 Distributions from net realized capital gains                (.03)         (.20)      --
                                                       -------------------------------------
Total distributions                                           (.32)         (.81)       (.50)
                                                       -------------------------------------
Net asset value, end of period                              $11.55        $11.49      $11.68
                                                       =====================================
Total Return*                                                 3.40%         5.48%       8.23%

Ratios/Supplemental Data
Net assets, end of period (000's)                            $1,272         $740         $79
Ratio to average net assets:
 Expenses                                                     1.31%**       1.32%       1.33%**
 Net investment income                                        4.90%**       5.03%       5.23%**
Portfolio turnover rate                                      13.28%        35.57%      18.38%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
***For the period May 1, 1995 (effective date) to February 29, 1996 for Class
II.
1Includes distributions in excess of net investment income in the amount of $.003.
2Includes distributions in excess of net investment income in the amount of $.004.



See notes to financial statements.



FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1997 (unaudited)



                                                                                                 PRINCIPAL
 Franklin Texas Tax-Free Income Fund                                                               AMOUNT       VALUE
 a Long Term Investments 98.0%
   Alliance Airport Authority, Inc., Special Facilities Revenue, American
    Airlines, Inc. Project, 7.00%, 12/01/11................................................... $2,250,000   $ 2,565,608
   Austin Combined Utility System Revenue,
    Refunding, MBIA Insured, 5.50%, 5/15/14...................................................  1,325,000     1,334,792
    Series A, AMBAC Insured, 6.75%, 11/15/07 .................................................    800,000       877,792
    Series A, Pre-Refunded, 8.00%, 11/15/16 ..................................................     50,000        56,166
   Bexar County Health Facilities Development Corp. Revenue, Refunding,
    Incarnate Word Health Services, FSA Insured, 6.00%, 11/15/15 .............................  3,000,000     3,127,470
   Bexar County HFC Revenue, GNMA Secured, 8.10%, 3/01/24.....................................    100,000       106,229
   Bexar Metropolitan Water District, Waterworks System Revenue,
    Refunding, MBIA Insured, 6.35%, 5/01/25 ..................................................  3,210,000     3,441,858
   Brazos Higher Education Authority Revenue, Student Loan, Inc.,
    Refunding, Series A-2, 6.80%, 12/01/04....................................................  1,000,000     1,069,900
    Series B-2, 8.25%, 6/01/23 ...............................................................  1,300,000     1,308,190
   Brazos River Authority, PCR, Collateralized, Series A, Texas Utilities
    Electric Co. Project, 7.875%, 3/01/21 ....................................................    500,000       550,055
   Brazos River Authority Revenue, Refunding, Collateralized, Houston Light and Power Co.
    Project, Series A, 7.625%, 5/01/19 .......................................................    100,000       107,324
   Cameron County HFC, Collateralized Mortgage Obligation, Refunding, Series B,
    FGIC Insured, Pre-Refunded, 7.85%, 3/01/24 ...............................................     80,000        84,607
   Castleberry ISD, Refunding, 6.00%, 8/15/25.................................................  2,000,000     2,081,300
   Cimarron MUD, Waterworks and Sewer System, Asset Guaranteed,
    Refunding, Combined Tax and Revenue,
    7.50%, 3/01/15    ........................................................................  2,775,000     2,938,281
    Pre-Refunded, 7.50%, 3/01/15..............................................................  1,225,000     1,318,174
   Clinton ISD, Refunding, 7.00%, 3/01/15.....................................................  4,000,000     4,159,080
   Coastal Water Authority, Water Conveyance System Revenue, Pre-Refunded, 8.20%, 12/15/07 ...     50,000        50,616
   Comal County Health Facilities Development Corp. Revenue, Refunding,
    McKenna Memorial Hospital, FHA Insured, 7.375%, 1/15/21 ..................................  1,750,000     1,880,743
   Coppell ISD, Refunding, 6.50%, 8/15/26 ....................................................  1,500,000     1,553,100
   Corpus Christi HFC, SFMR, Refunding, Series A, MBIA Insured, 7.70%, 7/01/11................  1,130,000     1,212,015
   Dallas Civic Center Convention Complex Revenue, Senior Lien, AMBAC Insured,
    7.00%, 1/01/10    ........................................................................  2,000,000     2,141,800
    Refunding, 6.75%, 1/01/12.................................................................  1,000,000     1,039,650
   Dallas-Ft. Worth International Airport Facilities Improvement Corp. Revenue,
    American Airlines, Inc., 8.00%, 11/01/24 .................................................  1,000,000     1,099,640
    Delta Airlines, Inc., 7.625%, 11/01/21 ...................................................  2,000,000     2,194,020
    Refunding, American Airlines, Inc., 6.00%, 11/01/14 ......................................  2,000,000     2,078,440
   Dallas-Ft. Worth Regional Airport Revenue, Refunding, Joint Dallas-Ft. Worth
    International, MBIA Insured, 5.75%, 11/01/24..............................................  1,000,000     1,006,990
   Dallas HFC, SFMR, GNMA Secured, 7.85%, 12/01/10 ...........................................    135,000       142,537
   Dallas Housing Corp., Capital Projects Revenue, Refunding, Section Eight,
    Assisted Projects, 7.70%, 8/01/05.........................................................    500,000       525,415
   Denison Hospital Authority Revenue, Texoma Medical Center, Inc.
    Project, 7.00%, 8/15/14 ..................................................................  1,250,000     1,368,825
   Ector County Hospital District Revenue, Medical Center Hospital,
    Pre-Refunded, 7.30%, 4/15/12 .............................................................  2,000,000     2,267,900
   El Paso County HFC, SFMR, Refunding,
    Series 1988, GNMA Secured, 8.20%, 9/01/20 ................................................     60,000        62,549
    Series A, 8.75%, 10/01/11.................................................................    550,000       597,025
   Ft. Worth HFC, HMR, Refunding, Series A, 8.50%, 10/01/11...................................    970,000     1,056,805
   Ft. Worth HFC, SFMR, GNMA Secured, 8.25%, 12/01/11.........................................     25,000        25,784
   Gonzales County Hospital District GO, Refunding, MBIA Insured, 7.65%, 2/15/07 .............    100,000       104,404
   Gulf Coast Waste Disposal Authority, PCR, Union Carbide
    Chemical and Plastic Co., 7.45%, 8/01/04 .................................................  1,200,000     1,215,072
   Gulf Coast Waste Disposal Authority Revenue, Champion
    International Corp., Series A, 6.875%, 12/01/28...........................................  1,000,000     1,079,880
   Harris County Health Facilities Development Corp., Health Care System
    Revenue, Sisters of Charity, Pre-Refunded, 7.10%, 7/01/21 ................................  5,000,000     5,554,750
   Harris County Health Facilities Development Corp., Hospital Revenue, Pre-Refunded,
    Memorial Hospital System, AMBAC Insured, 7.00%, 6/01/12 ..................................    225,000       240,032
    The Herman Trust, 9.00%, 10/01/17 ........................................................     45,000        46,071
   Harris County Health Facilities Development Corp. Revenue, Herman Hospital
    Project, FSA Insured, 7.00%, 10/01/14.....................................................    750,000       821,273
   Harris County Health Facilities Development Corp., Special Facilities
    Revenue, Medical Center Project, MBIA Insured, Pre-Refunded,
 7.375%, 5/15/20      ........................................................................    500,000       548,975
   Harris County MUD No. 208, Waterworks and Sewer System,
    Unlimited Tax, Pre-Refunded, 8.00%, 11/01/13..............................................     80,000        83,534
   Harris County Public Facilities Corp., Detention Facility Mortgage Revenue,
    Series 1988, MBIA Insured, Pre-Refunded, 7.75%, 12/15/07 .................................     70,000        74,569
   Harris County Toll Road, Multimode Senior Lien, Series C, Pre-Refunded, 8.125%, 8/15/17....    830,000       870,205
   Houston Airport System Revenue, Subordinated Lien, Series B,
    FGIC Insured, Pre-Refunded, 6.625%, 7/01/22...............................................  2,000,000     2,192,500
   Houston Water and Sewer System Revenue,
    Exchange, Prior Lien, Pre-Refunded, 8.125%, 12/01/17......................................     50,000        51,512
    Junior Lien, Refunding, Series A, MBIA Insured, 6.20%, 12/01/20 ..........................  6,500,000     6,863,675
   Irving Hospital Authority Revenue, Irving Health Care System, Series 1990,
    FGIC Insured, Pre-Refunded, 7.25%, 7/01/15 ...............................................    285,000       298,535
   Joshua ISD, Refunding, Series B, Pre-Refunded, 6.125%, 2/15/26.............................  $ 100,000     $ 102,885
   Keller Waterworks and Sewer System Revenue, Refunding, AMBAC Insured,
    Pre-Refunded, 7.70%, 1/01/10..............................................................    125,000       130,818
   Laredo Airport, Certificates of Obligation, Limited Tax, AMBAC Insured, 7.00%, 8/01/09.....    200,000       209,332
   Laredo International Toll Bridge System Revenue, Pre-Refunded, 7.40%, 10/01/06.............    400,000       455,280
   Leon County PCR, Refunding, Nucor Corp. Project, Series A, 7.375%, 8/01/09.................  2,000,000     2,224,500
   Lower Colorado River Authority Revenue, Refunding,
    MBIA Insured, Pre-Refunded, 7.625%, 1/01/16 ..............................................     75,000        77,390
    Series B, AMBAC Insured, 7.00%, 1/01/11 ..................................................    205,000       224,049
   Matagorda County Navigation District No. 1, PCR, Central Power and Light Co. Project,
    Collateralized, 7.50%, 12/15/14...........................................................  1,200,000     1,310,700
    Refunding, Series E, MBIA Insured, 6.10%, 7/01/28 ........................................  1,500,000     1,550,355
   Matagorda County Navigation District No. 1 Revenue, Refunding, Houston Lighting and Power Co.,
    Collateralized, Series B, 7.70%, 2/01/19..................................................    100,000       103,250
    Series C, FGIC Insured, 7.125%, 7/01/19 ..................................................  1,500,000     1,597,140
   Mesquite Health Facilities Development, Refunding, Christian Retirement Facility, Series A,
    6.40%, 2/15/16    ........................................................................  1,000,000     1,023,650
    6.40%, 2/15/20    ........................................................................  2,000,000     2,033,400
   Midland County Hospital District Revenue, Midland Memorial Hospital, 7.50%, 6/01/16........  1,000,000     1,065,970
   Montgomery County Library, Refunding, FGIC Insured,
    6.75%, 9/01/10    ........................................................................    775,000       842,441
    6.75%, 9/01/11    ........................................................................    825,000       892,988
   North Central Health Facility Development Corp. Revenue, Refunding, C. C. Young
    Memorial Home Project,
    6.30%, 2/15/15    ........................................................................  1,530,000     1,562,788
    6.375%, 2/15/20   ........................................................................  2,785,000     2,849,863
   North Harris County Junior College District, FGIC Insured, Pre-Refunded, 7.20%, 8/15/10 ...    285,000       307,640
   Panhandle-Plains Higher Education Authority, Inc., Student Loan Revenue,
    Series B, 8.75%, 6/01/23..................................................................  1,000,000     1,028,940
   Red River Authority, PCR, Refunding, West Texas Utilities Co., Public Service Co.,
    Oklahoma Central Power and Light Co.,
 MBIA Insured, 6.00%, 6/01/20.................................................................  7,000,000     7,303,380
   Sabine River Authority, PCR, Refunding,
    Collateralized, Texas Utilities Electric Co. Project, FGIC Insured, 6.55%, 10/01/22 ......  1,200,000     1,290,996
    Southwestern Electric Power, MBIA Insured, 6.10%, 4/01/18.................................  5,000,000     5,254,250
   San Antonio Electric and Gas Revenue, Refunding,
    7.00%, 2/01/09    ........................................................................    100,000       105,115
    Pre-Refunded, 7.00%, 2/01/09..............................................................    150,000       158,010
   San Antonio Water Revenue, Prior Lien, Refunding, Series A, Pre-Refunded, 7.35%, 5/01/07...    300,000       311,226
   South Padre Island, Certificate of Obligation, Pre-Refunded, 7.875%, 3/01/10...............    350,000       379,694
   Tarrant County Health Facilities Development Corp., Health Systems Revenue,
    Harris Methodist Health, FGIC Insured, 6.00%, 9/01/24.....................................  4,000,000     4,117,480
   Texarkana Health Facilities Development Corp., Hospital Revenue,
    Refunding & Improvement, Wadley Regional Medical Center Project,
 8.50%, 10/01/12      ........................................................................     50,000        51,083
   Texas City IDC, Marine Terminal Revenue, Refunding, ARCO Pipe Line Co.
    Project, 7.375%, 10/01/20 ................................................................    500,000       632,470
   Texas HFA, SFMR, Series B, 8.20%, 3/01/16..................................................      5,000         5,121
   Texas Housing Agency, Residential Development Revenue, Series A, 7.60%, 7/01/16 ...........  1,410,000     1,475,015
   Texas State Department of Housing and Community Affairs, HMR, Refunding,
    Series A, GNMA Secured, 6.95%, 7/01/23 ...................................................  1,650,000     1,752,465
   Texas State GO, Veterans Housing Assistance Fund I, Refunding, Series A, 6.15%, 12/01/25 ..  1,000,000     1,033,650
   Texas State Higher Education Coordinating Board, College Student Loan Revenue,
    Senior Lien, 7.70%, 10/01/25..............................................................  1,450,000     1,533,114
   Texas State Turnpike Authority Revenue, Dallas North Tollway, Pre-Refunded,
    Series 1989, 7.125%, 1/01/15..............................................................    225,000       231,624
    Series 1990, AMBAC Insured, 7.125%, 1/01/15...............................................  1,000,000     1,058,160
   Texas State Turnpike Authority Revenue, Mountain Creek Lake Bridge, 7.00%, 1/01/07 ........     50,000        51,558
   Texas Water Development Board Revenue, State Revolving, Senior Lien,
     Series A, 5.75%, 7/15/16.................................................................  3,275,000     3,354,648
   Texas Water Resources Finance Authority Revenue, 7.625%, 8/15/08 ..........................    885,000       937,162
   Tomball Hospital Authority Revenue, Refunding, 6.125%, 7/01/23.............................  2,000,000     2,021,440
   Travis County HFC, SFMR, GNMA Secured, 8.20%, 4/01/22 .....................................     65,000        67,818
   Trinity River Authority, Tex Big Bear Creek Interceptor, System Control,
    MBIA Insured, Pre-Refunded, 7.40%, 2/01/09 ...............................................    250,000       267,538
   University of Texas Revenues, Refunding, Financing System,
    Series A, 7.00%, 8/15/07..................................................................    665,000       738,456
    Series B, 6.75%, 8/15/13..................................................................  1,300,000     1,415,114
   Van Alstyne ISD, Refunding, 5.95%, 8/15/29.................................................  1,885,000     1,944,867
   Waco Health Facilities Development Corp., Hospital Revenue, Hillcrest Baptist
    Medical Center Project, MBIA Insured, 7.125%, 9/01/14.....................................  $ 500,000     $ 549,840
   Webb County GO, Limited Tax, FSA Insured, Pre-Refunded, 7.25%, 2/15/09 ....................    160,000       167,120
   West Side Calhoun County Navigation District, Solid Waste Disposal Revenue,
    Union Carbide Chemical and Plastics Co. Project,
 8.20%, 3/15/21       ........................................................................  1,000,000     1,111,600
   Wichita County, Wichita Falls General Hospital Revenue, Refunding, 7.50%, 9/01/09..........     50,000        51,604
   Wylie GO, ISD, Taylor County, Refunding, 7.00%, 8/15/24 ...................................  1,000,000     1,180,230
   Ysleta GO, ISD, Unlimited Tax, AMBAC Insured, Pre-Refunded, 7.10%, 8/15/05 ................    200,000       211,111
                                                                                                          -------------
   Total Long Term Investments (Cost $117,755,570)............................................              125,832,005
                                                                                                          -------------
a  Short Term Investments .8%
   Grapevine IDC Revenue, Multiple Mode, American Airlines, Daily VRDN and Put,
    Series A4, 3.75%, 12/01/24................................................................    100,000       100,000
    Series B1, 3.75%, 12/01/24................................................................    200,000       200,000
   Lone Star Airport Improvement Authority, Inc. Revenue, Multiple Mode,
    American Airlines, Series B-3, Daily VRDN and Put,
 3.50%, 12/01/14      ........................................................................    100,000       100,000
   North Central Health Facilities Development Corp. Revenue, DATES, Presbyterian
    Medical Center, Series D, MBIA Insured,
 Daily VRDN and Put, 3.75%, 12/01/15..........................................................    245,000       245,000
   Puerto Rico Commonwealth Government Development Bank, Refunding,
    Weekly VRDN and Put, 2.90%, 12/01/15......................................................    300,000       300,000
                                                                                                          -------------
   Total Short Term Investments (Cost $945,000)...............................................                  945,000
                                                                                                          -------------
   Total Investments (Cost $118,700,570) 98.8% ...............................................              126,777,005
   Other Assets, less Liabilities 1.2%........................................................                1,587,113
                                                                                                          -------------
   Net Assets 100.0%  ........................................................................             $128,364,118
                                                                                                          =============



See glossary of abbreviations on page 115

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Virginia Tax-Free Income Fund
                                                        Six Months Ended
                                                         August 31, 1997             Year Ended February 28,
Class I                                                    (unaudited)      1997        1996***1995      1994      1993
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                         $11.65       $11.72      $11.33    $11.82    $11.69    $10.98
                                                     ---------------------------------------------------------------------
Income from investment operations:
 Net investment income                                          .31          .65         .66       .66       .67       .67
 Net realized and unrealized gains (losses)                     .08         (.07)        .38      (.50)      .14       .70
                                                     ---------------------------------------------------------------------
Total from investment operations                                .39          .58        1.04       .16       .81      1.37
                                                     ---------------------------------------------------------------------
Less distributions:
 Dividends from net investment income                          (.32)        (.64)       (.65)     (.65)     (.68)     (.66)
 Distributions from net realized gains                         (.03)        (.01)      --        --        --        --
                                                     ---------------------------------------------------------------------
Total distributions                                            (.35)        (.65)       (.65)     (.65)     (.68)     (.66)
                                                     ---------------------------------------------------------------------
Net asset value, end of period                               $11.69       $11.65      $11.72    $11.33    $11.82    $11.69
                                                     =====================================================================
Total Return*                                                  3.43%        5.15%       9.41%     1.56%     6.80%    12.67%

Ratios/Supplemental Data
Net assets, end of period (000's)                             $305,192  $287,172 $271,396  $255,965  $260,913  $211,171
Ratio to average net assets:
 Expenses                                                       .70%**       .69%        .69%      .69%      .62%      .65%
 Net investment income                                         5.42%**      5.56%       5.66%     5.86%     5.65%     5.98%
Portfolio turnover rate                                        3.97%       19.25%      12.96%    21.73%     6.86%     5.74%

Class II
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                         $11.71       $11.77      $11.35
                                                     ---------------------------------------
Income from investment operations:
 Net investment income                                          .29          .58         .49
 Net realized and unrealized gains (losses)                     .08         (.05)        .41
                                                     ---------------------------------------
Total from investment operations                                .37          .53         .90
                                                     ---------------------------------------
Less distributions:
 Dividends from net investment income                          (.29)        (.58)       (.48)
 Distributions from net realized gains                         (.03)        (.01)      --
                                                     ---------------------------------------
Total distributions                                            (.32)        (.59)       (.48)
                                                     ---------------------------------------
Net asset value, end of period                               $11.76       $11.71      $11.77
                                                     =======================================
Total Return*                                                  3.22%        4.61%       8.07%

Ratios/Supplemental Data
Net assets, end of period (000's)                        $10,126       $6,674      $2,050
Ratio to average net assets:
 Expenses                                                      1.26%**      1.25%       1.26%**
 Net investment income                                         4.86%**      4.94%       5.06%**
Portfolio turnover rate                                        3.97%       19.25%      12.72%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
***For the period May 1, 1995 (effective date) to February 29, 1996 for Class
II.

See notes to financial statements.



FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1997 (unaudited)



                                                                                                  PRINCIPAL
 Franklin Virginia Tax-Free Income Fund                                                            AMOUNT       VALUE
 a Long Term Investments 98.6%
   Albermarle County IDA Revenue, Refunding, Martha Jefferson Hospital,
    5.875%, 10/01/13  ........................................................................$ 5,000,000   $ 5,166,750
   Albermarle County IDA Revenue, University of Virginia Health Services
    Foundation, 6.50%, 10/01/22 ..............................................................  1,125,000     1,192,838
   Alexandria IDA Revenue, Alexandria/Arlington Waste Resource Recovery, 7.40%, 1/01/08.......  1,690,000     1,701,509
   Arlington County GO, 6.00%, 8/01/13 .......................................................  2,085,000     2,214,812
   Arlington County IDA, Hospital Facility Revenue, Arlington Hospital, Series A,
    Pre-Refunded, 7.125%, 9/01/21 ............................................................  2,000,000     2,238,960
   Ashland GO, Refunding, Pre-Refunded, 7.75%, 8/01/12 .......................................    100,000       105,421
   Augusta County IDA Revenue, Augusta Hospital Corp. Project,
    AMBAC Insured, 6.625%, 9/01/12............................................................  1,000,000     1,092,050
    Pre-Refunded, 7.00%, 9/01/21..............................................................  2,000,000     2,225,960
   Blacksburg Polytechnic Institute, Sanitation Authority Sewer
    System Revenue, 6.25%, 11/01/12 ..........................................................  1,230,000     1,283,124
   Campbell County Utilities Services Authority, Water and Sewer Revenue,
    MBIA Insured, Pre-Refunded, 7.25%, 10/01/19 ..............................................    950,000     1,027,359
   Charlottesville IDA Revenue, Martha Jefferson Hospital, Pre-Refunded, 7.375%, 10/01/20.....  2,000,000     2,213,420
   Chesapeake Hospital Authority Facilities Revenue, Chesapeake General Hospital,
    8.20%, 7/01/05    ........................................................................  2,500,000     2,760,625
    BIG Insured, Pre-Refunded, 7.625%, 7/01/18................................................    450,000       472,725
   Chesapeake IDA, Nursing Home Revenue, Sentara Life Care Corp. Project, 8.00%, 11/01/17 ....    235,000       248,733
   Chesapeake IDA, Public Facilities Lease Revenue, Chesapeake Jail Project,
    MBIA Insured, 6.00%, 6/01/12 .............................................................  3,940,000     4,181,522
   Covington-Alleghany County IDA, PCR, Refunding, Westvaco Corp. Project, 6.65%, 9/01/18.....  5,000,000     5,505,750
   Danville COP, Social Services, 7.625%, 4/01/13 ............................................  2,000,000     2,185,420
   Danville GO, Series 1991,
    6.75%, 2/01/10    ........................................................................    655,000       703,247
    6.75%, 2/01/11    ........................................................................    705,000       755,781
   Danville IDA, Hospital Revenue, Refunding, Danville Regional Medical Center,
    FGIC Insured, 6.50%, 10/01/24 ............................................................  5,000,000     5,396,700
   Danville IDA, Solid Waste Disposal Revenue, International Paper Co., 6.50%, 3/01/19 .......    500,000       544,105
   Fairfax County EDA, Parking Revenue, Huntington Metrorail, 7.00%, 9/01/10..................  1,000,000     1,081,770
   Fairfax County EDA, Resource Recovery Revenue, Ogden Martin System of Fairfax, Inc........
   Project, Series A, 7.75%, 2/01/11..........................................................  1,500,000     1,606,050
   Fairfax County IDA Revenue, Health Care, Inova Health System Project, 6.00%, 8/15/26.......  5,000,000     5,199,200
   Fairfax County Redevelopment and Housing Authority, MFHR,
    Cedar Ridge Apartments, GNMA Secured, 6.30%, 12/20/27.....................................  4,700,000     4,987,828
    Refunding, Paul Spring Center, Series A, FHA Insured, 5.90%, 6/15/17......................  1,000,000     1,032,560
    Refunding, Paul Spring Center, Series A, FHA Insured, 6.00%, 12/15/28.....................  1,000,000     1,032,380
   Fairfax County Sewer Revenue, MBIA Insured, 5.875%, 7/15/28................................  6,500,000     6,729,125
   Frederick County IDA Lease Revenue, Government Complex Facilities Project,
    MBIA Insured, 6.50%, 12/01/09 ............................................................  2,040,000     2,262,870
   Frederick Winchester Sewer Service Authority Revenue, Refunding, AMBAC Insured,
    Pre-Refunded, 7.20%, 10/01/08 ............................................................    250,000       270,110
   Fredericksburg IDA Revenue, Crossover Refunding, Mary Washington Hospital,
    AMBAC Insured, Pre-Refunded, 7.80%, 7/01/14 ..............................................    165,000       173,565
   Front Royal and Warren County IDA Revenue, Refunding, Mortgage,
    Heritage Hall No. 13, FHA Insured, 8.25%, 7/15/05 ........................................     25,000        25,777
   Guam Airport Authority Revenue, Refunding, Series A,
    6.375%, 10/01/10  ........................................................................    830,000       870,180
    6.50%, 10/01/23   ........................................................................  1,000,000     1,056,430
   Halifax County IDA, Exempt Facilities Revenue, Old Dominion Electric
    Cooperative Project, 6.50%, 12/01/12 .....................................................  3,000,000     3,202,470
   Hampton Museum Revenue, Pre-Refunded,
    Series 1989, 7.50%, 1/01/14...............................................................  1,200,000     1,275,540
    Series 1990, 7.30%, 1/01/14...............................................................  1,000,000     1,086,060
   Hampton Redevelopment and Housing Authority, Senior Living Association
    Revenue, Refunding, Series A, GNMA Secured,
 6.00%, 1/20/26       ........................................................................  1,100,000     1,140,315
   Hampton Roads Medical College General Revenue, Refunding, Series A, 6.875%, 11/15/16.......  1,500,000     1,610,025
   Hampton Roads Regional Jail Authority, Jail Facilities Revenue, Series A,
    MBIA Insured, 5.00%, 7/01/28.............................................................. 10,000,000     9,373,300
   Hampton Roads Sanitation District, Primary Pledge Sewer Revenue,
    Pre-Refunded, 7.20%, 7/01/09..............................................................  3,500,000     3,756,830
   Hanover County IDA, Hospital Revenue, Bon Secours Health Systems
    Projects, MBIA Insured, 5.50%, 8/15/25 ...................................................  1,000,000       997,130
   Hanover County Water and Sewer System Revenue, MBIA Insured, 5.25%, 2/01/26................  1,275,000     1,243,686
   Henrico County IDA, Hospital Facilities Revenue, Bon Secours Health System,
    St. Mary's Hospital, Series A, Pre-Refunded,
 7.875%, 8/15/18      ........................................................................    275,000       290,626
   Henrico County IDA Revenue,
    Bon Secours, Maryview Nursing Center, Series B, Pre-Refunded, 7.625%, 8/15/18.............    250,000       263,630
    Solid Waste, Browning-Ferris Industries, South Atlantic, Inc., Series A, 5.875%, 3/01/17..  1,000,000     1,027,980
   Henry County IDA, Hospital Revenue, Refunding, Memorial Hospital
    of Martinsville and Henry, 6.00%, 1/01/27 ................................................  1,250,000     1,284,000
   Leesburg Utilities System Revenue, MBIA Insured, 6.30%, 7/01/17 ...........................  1,250,000     1,333,488

   Loudoun County IDA, Hospital Revenue, Loudoun Hospital Center, FSA Insured,
    5.80%, 6/01/20    ........................................................................$ 2,000,000   $ 2,041,560
    5.80%, 6/01/26    ........................................................................  3,000,000     3,051,030
   Loudoun County Sanitation Authority, Water and Sewer Revenue,
    AMBAC Insured, Pre-Refunded, 7.50%, 1/01/10 ..............................................    650,000       691,353
    Refunding, FGIC Insured, 5.125%, 1/01/26..................................................  2,500,000     2,379,750
    Refunding, FGIC Insured, 5.125%, 1/01/30..................................................  5,250,000     4,983,930
    Series 96, FGIC Insured, 5.25%, 1/01/26...................................................  3,500,000     3,394,370
    Series 96, FGIC Insured, 5.25%, 1/01/30...................................................  1,000,000       968,200
   Lynchburg IDA, Hospital Facilities Revenue, Refunding, First Mortgage,
    Central Health, Inc., 8.125%, 1/01/16 ....................................................    190,000       198,556
   Lynchburg Redevelopment and Housing Authority Revenue, Refunding,
    Waldon Pond III, Series A, GNMA Secured, 6.20%, 7/20/27 ..................................  1,000,000     1,050,800
   Manassas IDA, Hospital Revenue, Prince William Hospital, Pre-Refunded, 8.125%, 4/01/19 ....    500,000       540,145
   Mecklenburg County IDA Revenue, Exempt Facility, Series A, 7.35%, 5/01/08 .................  4,500,000     4,792,860
   Metropolitan Washington D.C. Airports, General Airport Authority Revenue,
    Series A, 7.60%, 10/01/14.................................................................  1,000,000     1,094,280
    Series B, 5.75%, 10/01/20.................................................................  6,000,000     6,067,380
   Newport News IDA, Mortgage Revenue, Mennowood Communities, Inc., Series A,
    GNMA Secured, 6.25%, 8/01/36..............................................................  3,000,000     3,151,620
 c Newport News Redevelopment and Housing Authority Revenue, Refunding, Series A,
    GNMA Secured, 5.85%, 12/20/30.............................................................  1,250,000     1,250,950
   Norfolk GO, MBIA Insured, 5.75%, 6/01/14 ..................................................  2,075,000     2,151,194
   Norfolk IDA Revenue,
    Children's Hospital of the Kings' Daughters, Inc., Series A, 8.375%, 6/01/12 .............     50,000        51,466
    Children's Hospital of the Kings' Group, Inc., AMBAC Insured, Pre-Refunded, 7.00%, 6/01/11  3,000,000     3,328,080
    Medical Center Hospital Project, Series A, 7.00%, 11/01/07 ...............................     20,000        20,091
    Medical Center Hospital Project, Series A, Pre-Refunded, 7.00%, 11/01/07 .................     30,000        30,152
   Norfolk Parking System Revenue, MBIA Insured, 5.55%, 2/01/27...............................  4,475,000     4,485,964
   Norfolk Water Revenue,
    AMBAC Insured, 5.375%, 11/01/23...........................................................  1,500,000     1,459,830
    MBIA Insured, 5.875%, 11/01/20............................................................  7,000,000     7,218,050
    MBIA Insured, 5.90%, 11/01/25.............................................................  5,900,000     6,072,044
   Northern Virginia Transportation District Commission, Commuter Rail Revenue,
    Railway Express Project, FSA Insured, 7.00%, 7/01/05 .....................................    360,000       389,844
   Peninsula Airport Commission Revenue, Airport Improvement, 7.25%, 7/15/11..................  1,000,000     1,086,500
   Peninsula Ports Authority, Coal Terminal Revenue, Refunding, Coal Terminal
    Association Project, 7.375%, 6/01/20 .....................................................  5,480,000     5,990,188
   Peninsula Ports Authority, Health Care Facilities Revenue, Refunding,
    Bon Secours Health System, Series A, MBIA Insured,
 5.25%, 8/15/23       ........................................................................  1,500,000     1,444,440
   Peninsula Ports Authority, Hospital Facility Revenue, Refunding, Whittaker Memorial
    Hospital Project, FHA Insured, 8.70%, 8/01/23.............................................     50,000        51,760
   Peninsula Ports Authority Revenue, Refunding, Riverside Health System
    Project, Series A, 6.625%, 7/01/18 .......................................................  6,000,000     6,416,580
   Portsmouth Public Utility, GO, Refunding, Pre-Refunded, 7.50%, 11/01/12....................     50,000        51,534
   Prince William County Service Authority, Water and Sewer Systems
    Revenue, FGIC Insured, 6.00%, 7/01/29 ....................................................  5,500,000     5,612,145
   Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
    Series A, Pre-Refunded, 7.90%, 7/01/07....................................................  1,000,000     1,053,560
   Puerto Rico Commonwealth GO, Pre-Refunded,
    Public Improvement, Series A, 7.75%, 7/01/13 .............................................     75,000        78,926
    Series 1990, 7.30%, 7/01/20...............................................................  1,000,000     1,100,880
   Puerto Rico Commonwealth Highway and Transportation Authority,
    Highway Revenue, Series Y, 6.00%, 7/01/22.................................................  2,000,000     2,073,960
   Puerto Rico Commonwealth Highway Authority Revenue, Pre-Refunded,
    Series P, 8.125%, 7/01/13 ................................................................    225,000       237,458
    Series Q, 8.00%, 7/01/18 .................................................................  1,000,000     1,119,350
    Series R, 7.20%, 7/01/01 .................................................................  2,000,000     2,196,480
   Puerto Rico Commonwealth IDC, General Purpose Revenue, 8.00%, 1/01/03......................     25,000        25,134
   Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A,
    7.90%, 7/01/07    ........................................................................    350,000       367,182
    7.75%, 7/01/08    ........................................................................    750,000       785,040
   Puerto Rico Electric Power Authority Revenue,
    Refunding, Series M, Pre-Refunded, 8.00%, 7/01/08 ........................................    600,000       632,616
    Refunding, Series Z, 5.25%, 7/01/21.......................................................  1,500,000     1,431,270
    Series P, Pre-Refunded, 7.00%, 7/01/21....................................................  1,500,000     1,672,455
   Puerto Rico HFC Revenue,
    FHA Mortgage Insured, Sixth Portfolio, Section 8, Pre-Refunded, 7.75%, 12/01/26...........     20,000        24,147
    MFMR, Portfolio A, Series 1, 7.50%, 4/01/22 ..............................................  2,460,000     2,595,546
   Puerto Rico HFC, SFMR, Portfolio 1, Series B, GNMA Secured, 7.65%, 10/15/22................  $ 265,000     $ 279,938
   Puerto Rico Industrial, Medical and Environmental Facilities, PCFA Revenue,
    Baxter Travenol Labs., Series A, 8.00%, 9/01/12...........................................    300,000       319,656
    Upjohn Co. Project, 7.50%, 12/01/23 ......................................................    250,000       267,773
   Puerto Rico Municipal Finance Agency, Series A, Pre-Refunded, 8.25%, 7/01/08 ..............    185,000       195,351
   Puerto Rico Telephone Authority Revenue, Series L, 6.125%, 1/01/22.........................  5,000,000     5,161,800
   Richmond Metropolitan Authority, Expressway Revenue,
    AMBAC Insured, 7.00%, 10/15/13............................................................  2,000,000     2,124,900
    Refunding, Series A, FGIC Insured, 6.375%, 7/15/16 .......................................  2,500,000     2,662,450
    Series B, FGIC Insured, 6.25%, 7/15/22 ...................................................  5,000,000     5,249,400
   Richmond Public Utilities Revenue, Series A, Pre-Refunded, 8.00%, 1/15/18 .................    175,000       181,162
   Roanoke IDA Revenue, Roanoke Memorial Hospital, Pre-Refunded, 7.50%, 7/01/20 ..............  3,000,000     3,305,760
   South Boston IDA Revenue, Halifax-Community Hospital, Inc. Project, 7.375%, 9/01/11........  4,250,000     4,524,933
   Spotsylvania County Water and Sewer System Revenue, GO, MBIA Insured, 5.40%, 6/01/27.......  8,800,000     8,595,488
   Staunton IDA, Facilities Revenue, Mary Baldwin College, Series B,
  Pre-Refunded, 8.00%, 11/01/17...............................................................    895,000     1,013,784
   Suffolk IDA Revenue, Louise Obici Memorial Hospital, 7.875%, 1/01/05.......................    325,000       340,317
   Virginia Beach Development Authority, General Hospital Facility Revenue,
    Series A, Pre-Refunded, 8.75%, 12/01/17 ..................................................     50,000        51,586
   Virginia College Building Authority, Educational Facilities Revenue,
    Hampton University Project, Series A, Pre-Refunded, 7.75%, 4/01/14 .......................    750,000       805,973
    Marymount University Project, 7.00%, 7/01/22 .............................................  1,750,000     1,875,878
    Refunding, Washington and Lee University Project, 5.75%, 1/01/19..........................  2,345,000     2,383,528
    Refunding, Washington and Lee University Project, 5.80%, 1/01/24..........................  3,500,000     3,557,365
    Twenty-first Century College Program, 5.25%, 8/01/16......................................  1,000,000       992,840
   Virginia Education Loan Authority, Guaranteed, Student Loan Program Revenue,
    Series B, Pre-Refunded, 8.00%, 3/01/04....................................................    175,000       181,893
   Virginia Polytechnic Institute Revenue, Dormitory and Dining Hall,
    BIG Insured, 7.00%, 6/01/09...............................................................    900,000       956,673
   Virginia Port Authority Revenue, MBIA Insured, 5.50%, 7/01/24 .............................  4,250,000     4,185,188
   Virginia Port Authority Revenue, Commonwealth Port Fund, 8.20%, 7/01/08 ...................    400,000       420,564
   Virginia State HDA, Commonwealth Mortgage,
    Series A, 7.10%, 1/01/17 .................................................................  1,000,000     1,064,600
    Series A, 7.15%, 1/01/33 .................................................................  5,500,000     5,854,805
    Series A-1, 8.10%, 1/01/17................................................................      5,000         5,127
    Series B-3, 7.375%, 7/01/17...............................................................     45,000        47,153
    Series B-3, 6.80%, 1/01/27................................................................  2,000,000     2,095,800
    Series B-4, 6.85%, 7/01/17................................................................  5,000,000     5,218,550
    Series B-4, 6.55%, 1/01/27................................................................  1,000,000     1,066,680
    Series C, Sub-Series C-3, 6.00%, 1/01/17..................................................  2,000,000     2,070,660
    Series D-1, 6.40%, 7/01/17................................................................  4,900,000     5,170,823
    Series D-2, 7.35%, 7/01/17................................................................    155,000       156,982
    Series H-2, 6.55%, 1/01/27 ...............................................................  2,000,000     2,077,180
   Virginia State HDA, MF, Series F, 7.10%, 5/01/13 ..........................................  9,000,000     9,587,070
   Virginia State Resources Authority, Sewer System Revenue, Refunding, Harrisonburg
    Rockingham Region, Series A, 6.00%, 5/01/22 ..............................................  2,000,000     2,043,980
   Virginia State Resources Authority, Water and Sewer System Revenue,
    Lot #7, Rapidan Service Authority, 7.125%, 10/01/16 ......................................  1,000,000     1,060,170
    Pooled Loan Program, Series A, 7.35%, 11/01/16 ...........................................    400,000       415,240
    Pooled Loan Program, Series A, 7.45%, 11/01/16............................................    100,000       103,874
    Pooled Loan Program, Series A, Pre-Refunded, 7.35%, 11/01/16..............................    190,000       206,096
    Pooled Loan Program, Series A, Pre-Refunded, 7.85%, 11/01/17..............................    100,000       107,814
   Virginia State Resources Authority, Water System Revenue,
    Refunding, Series A, 6.125%, 4/01/19 .....................................................  1,000,000     1,021,280
    Series 1988, Pre-Refunded, 7.875%, 10/01/18 ..............................................     85,000        90,242
   Virginia State Transportation Board, Transportation Contract Revenue,
    Refunding, U.S. Route 28 Project, 6.50%, 4/01/18 .........................................  9,000,000     9,692,910
    U.S. Route 28 Project, Pre-Refunded, 7.80%, 3/01/16 ......................................    475,000       493,605
    U.S. Route 58 Corridor Development Program, 6.00%, 5/15/19................................  2,500,000     2,550,874
   Washington County IDA, College Facilities Revenue, Emory and Henry College
    Project, 6.375%, 4/01/23 .................................................................  3,295,000     3,421,890
   Washington County IDA, Hospital Facilities Revenue, First Mortgage,
    Johnston Memorial Hospital, 7.00%, 7/01/22................................................  3,000,000     3,256,920

   West Point IDA, Solid Waste Disposal Revenue, Refunding, Chesapeake Corp.
    Project, Series B, 6.25%, 3/01/19.........................................................$ 5,450,000   $ 5,750,785
   Winchester IDA, Educational Facilities Revenue, Refunding, First Mortgage,
    Shenandoah University Project, Asset Guaranteed,
 6.80%, 10/01/24      ........................................................................  2,000,000     2,201,340
                                                                                                          -------------
   Total Long Term Investments (Cost $293,787,981) ...........................................              310,807,036
                                                                                                          -------------
 a Short Term Investments .5%
   Hampton Redevelopment and Housing Authority, MFHR, Refunding, Avalon at Hampton I,
    Series A, FNMA Secured, Weekly VRDN
 and Put, 3.30%, 6/15/26......................................................................   300,000        300,000
   Peninsula Ports Authority, Coal Terminal Revenue, DATES, Dominion Terminal Project,
    Series C, Refunding, Daily VRDN and Put,
 3.65%, 7/01/16       ........................................................................    100,000       100,000
   Peninsula Ports Authority Revenue Updates, Refunding, Port Facility, Shell Oil Co.,
    Series A, Daily VRDN and Put, 3.80%, 12/01/05.............................................  1,200,000     1,200,000
   Puerto Rico Commonwealth Government Development Bank, Refunding,
    Weekly VRDN and Put, 2.90%, 12/01/15......................................................    100,000       100,000
                                                                                                          -------------
   Total Short Term Investments (Cost $1,700,000) ............................................                1,700,000
                                                                                                          -------------
   Total Investments (Cost $295,487,981) 99.1%................................................              312,507,036
   Other Assets, less Liabilities .9% ........................................................                2,811,065
                                                                                                          -------------
   Net Assets 100.0%  ........................................................................             $315,318,101
                                                                                                          =============


See glossary of abbreviations on page 115

aVariable rate demand notes (VRDNs) are tax exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
cSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1997 (unaudited)


Glossary of Abbreviations

ACES   - Adjustable Convertible Exempt Securities
AMBAC  - American Municipal Bond Assurance Corp.
BIG    - Bond Investors Guaranty Insurance Co. (Acquired by MBIA in 1989 and no
         longer does business under this name)
CDA    - Community Development Authority/Agency
COP    - Certificate of Participation
DATES  - Demand Adjustable Tax-Exempt Securities
EDA    - Economic Development Authority
EDC    - Economic Development Corp.
EDR    - Economic Development Revenue
ETM    - Escrow to Maturity
FGIC   - Financial Guaranty Insurance Co.
FHA    - Federal Housing Authority/Agency
FNMA   - Federal National Mortgage Association
FSA    - Financial Security Assistance (Some of the securities shown as FSA
         Insured were originally insured by Capital Guaranty Insurance Co.
         (CGIC) which was acquired by FSA in 1995 and no longer does business under this name.)
GML    - Guaranteed Mortgage Loan
GNMA   - Government National Mortgage Association
GO     - General Obligation
HDA    - Housing Development Authority
HDC    - Housing Development Corp.
HFA    - Housing Finance Authority/Agency
HFC    - Housing Finance Authority/Agency
HMR    - Home Mortgage Revenue
ID     - Improvement District
IDA    - Industrial Development Authority/Agency
IDB    - Industrial Development Board
IDBR   - Industrial Development Board Revenue
IDC    - Industrial Development Corp.
IDR    - Industrial Development Revenue
ISD    - Independent School District
MAC    - Municipal Assistance Corp.
MBIA   - Municipal Bond Investors Assurance Corp.
MBS    - Mortgage-Backed Securities
MF     - Multi-Family
MFHR   - Multi-Family Housing Revenue
MFMR   - Multi-Family Mortgage Revenue
MFR    - Multi-Family Revenue
MUD    - Municipal Utility District
PBA    - Public Building Authority
PCFA   - Pollution Control Financing Authority
PCR    - Pollution Control Revenue
RDA    - Redevelopment Agency
SF     - Single Family
SFHR   - Single Family Housing Revenue
SFM    - Single Family Mortgage
SFMR   - Single Family Mortgage Revenue
SFR    - Single Family Revenue
VA     - Veterans Administration




FRANKLIN TAX-FREE TRUST
Financial Statements



Statements of Assets and Liabilities
August 31, 1997 (unaudited)

                                                  Franklin       Franklin      Franklin       Franklin      Franklin
                                                   Alabama        Florida       Georgia       Kentucky      Louisiana
                                                  Tax-Free       Tax-Free      Tax-Free       Tax-Free      Tax-Free
                                                 Income Fund    Income Fund   Income Fund    Income Fund   Income Fund
                                             -------------------------------------------------------------------------
Assets:
 Investments in securities:

Cost                                             $196,333,357$1,471,993,169   $138,797,754   $45,972,424  $123,228,102
                                             =========================================================================
Value                                             207,709,633 1,562,283,655    146,480,849    48,477,688   130,621,699
 Cash                                                 240,260       303,756        193,104        25,993        76,450
 Receivables:
Investment securities sold                                 --     1,315,753         10,188            --     2,023,402
Capital shares sold                                   315,351     3,163,830        137,136        54,255       284,084
Interest                                            3,579,494    29,068,920      2,130,335       775,806     2,077,858
Affiliates                                                 --            --             --         2,975            --
                                             -------------------------------------------------------------------------
Total assets                                      211,844,738 1,596,135,914    148,951,612    49,336,717   135,083,493
                                             -------------------------------------------------------------------------
Liabilities:
 Payables:
Investment securities purchased                            --    11,022,819             --       997,381     6,980,161
Capital shares redeemed                               129,513       968,271         13,024            --       160,833
Affiliates                                            139,448       895,582        108,123        13,283        89,137
Shareholders                                          699,004     3,603,235        274,639        85,524       233,822
 Distributions to shareholders                        236,077     1,764,461        179,775        53,024       142,386
 Other liabilities                                      3,422        22,394          7,319            --         7,014
                                             -------------------------------------------------------------------------
Total liabilities                                   1,207,464    18,276,762        582,880     1,149,212     7,613,353
                                             -------------------------------------------------------------------------
 Net assets, at value                            $210,637,274$1,577,859,152   $148,368,732   $48,187,505  $127,470,140
                                             =========================================================================
Net assets consist of:
 Undistributed net investment income                $ 199,474           $--       $ 79,003      $ 39,073     $ 270,362
 Accumulated distributions in excess of
 net investment income                                     --        (5,815)            --            --            --
 Net unrealized appreciation                       11,376,276    90,290,486      7,683,095     2,505,264     7,393,597
 Accumulated net realized gain (loss)                 844,314      (801,305)       (43,914)   (1,193,661)   (1,859,113)
 Capital shares                                   198,217,210 1,488,375,786    140,650,548    46,836,829   121,665,294
                                             -------------------------------------------------------------------------
Net assets, at value                             $210,637,274$1,577,859,152   $148,368,732   $48,187,505  $127,470,140
                                             =========================================================================
Class I:
 Net Assets, at value                            $203,251,543$1,537,671,821   $142,368,982   $48,187,505  $123,792,018
                                             =========================================================================
 Shares outstanding                                17,226,858   131,898,476     11,928,993     4,304,545    10,845,128
                                             =========================================================================
 Net asset value per share*                            $11.80        $11.66         $11.93        $11.19        $11.41
                                             =========================================================================
 Maximum offering price per share
 (net asset value per share O 95.75%)                  $12.32        $12.18         $12.46        $11.69        $11.92
                                             =========================================================================
Class II:
 Net Assets, at value                             $ 7,385,731  $ 40,187,331    $ 5,999,750            --   $ 3,678,122
                                             =========================================================================
 Shares outstanding                                   623,296     3,422,125        500,266            --       320,499
                                             =========================================================================
 Net asset value per share*                            $11.85        $11.74         $11.99            --        $11.48
                                             =========================================================================
 Maximum offering price per share
 (net asset value per share O 99.00%)                  $11.97        $11.86         $12.11            --        $11.60
                                             =========================================================================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.





FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

Statements of Assets and Liabilities (cont.)
August 31, 1997 (unaudited)

                                                  Franklin       Franklin      Franklin       Franklin      Franklin
                                                  Maryland       Missouri   North Carolina      Texas       Virginia
                                                  Tax-Free       Tax-Free      Tax-Free       Tax-Free      Tax-Free
                                                 Income Fund    Income Fund   Income Fund    Income Fund   Income Fund
Assets:
 Investments in securities:
Cost                                             $192,185,502  $278,531,937   $269,066,201  $118,700,570  $295,487,981
                                             =========================================================================
Value                                             203,097,941   294,060,369    284,236,426   126,777,005   312,507,036
 Cash                                                 142,322       275,705        716,828        39,055       205,681
 Receivables:
Investment securities sold                                 --       298,900        105,000            --            --
Capital shares sold                                   188,019       408,623        328,473       110,326       238,669
Interest                                            3,459,073     4,426,025      4,653,684     2,044,731     4,823,646
                                             -------------------------------------------------------------------------
Total assets                                      206,887,355   299,469,622    290,040,411   128,971,117   317,775,032
                                             -------------------------------------------------------------------------
Liabilities:
 Payables:
Investment securities purchased                            --     8,720,166             --            --     1,252,844
Capital shares redeemed                                85,993        79,011        208,727       132,957        50,884
Affiliates                                            143,750       166,033        199,708        85,562       205,238
Shareholders                                          510,612       640,962        563,682       240,375       599,371
 Distributions to shareholders                        217,438       316,398        304,623       143,766       338,624
 Other liabilities                                      4,219         5,302          8,894         4,339         9,970
                                             -------------------------------------------------------------------------
Total liabilities                                     962,012     9,927,872      1,285,634       606,999     2,456,931
                                             -------------------------------------------------------------------------
 Net assets, at value                            $205,925,343  $289,541,750   $288,754,777  $128,364,118  $315,318,101
                                             =========================================================================
Net assets consist of:
 Undistributed net investment income                      $--     $ 590,618      $ 263,625           $--     $ 396,227
 Accumulated distributions in excess
 of net investment income                              (6,494)           --             --       (29,940)           --
 Net unrealized appreciation                       10,912,439    15,528,432     15,170,225     8,076,435    17,019,055
 Accumulated net realized gain (loss)                (254,803)      808,536     (2,540,919)     (163,583)      121,573
 Capital shares                                   195,274,201   272,614,164    275,861,846   120,481,206   297,781,246
                                             -------------------------------------------------------------------------
Net assets, at value                             $205,925,343  $289,541,750   $288,754,777  $128,364,118  $315,318,101
                                             =========================================================================
Class I:
 Net Assets, at value                            $198,102,263  $282,941,753   $274,581,706  $127,092,220  $305,191,643
                                             =========================================================================
 Shares outstanding                                17,327,962    23,651,715     23,160,184    11,118,616    26,105,193
                                             =========================================================================
 Net asset value per share*                            $11.43        $11.96         $11.86        $11.43        $11.69
                                             =========================================================================
 Maximum offering price per share
 (net asset value per share O 95.75%)                  $11.94        $12.49         $12.38        $11.94        $12.21
                                             =========================================================================
Class II:
 Net Assets, at value                             $ 7,823,080   $ 6,599,997   $ 14,173,071   $ 1,271,898  $ 10,126,458
                                             =========================================================================
 Shares outstanding                                   679,528       550,001      1,188,953       110,104       861,176
                                             =========================================================================
 Net asset value per share*                            $11.51        $12.00         $11.92        $11.55        $11.76
                                             =========================================================================
 Maximum offering price per share
 (net asset value per share O 99.00%)                  $11.63        $12.12         $12.04        $11.67        $11.88
                                             =========================================================================


*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.




FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

Statements of Operations
for the six months ended August 31, 1997 (unaudited)

                                                   Franklin       Franklin      Franklin       Franklin       Franklin
                                                    Alabama        Florida       Georgia       Kentucky       Louisiana
                                                   Tax-Free       Tax-Free      Tax-Free       Tax-Free       Tax-Free
                                                  Income Fund    Income Fund   Income Fund    Income Fund    Income Fund
                                             -------------------------------------------------------------------------
Investment income:
 Interest                                          $6,363,110   $47,323,828     $4,448,031    $1,339,862    $3,849,462
                                             -------------------------------------------------------------------------
Expenses:
 Management fees (Note 5)                             575,573     3,556,232        424,751       143,424       365,095
 Distribution fees (Note 5)
Class I                                                85,419       642,865         62,399        22,376        49,346
Class II                                               20,912       104,399         16,359            --        10,589
 Transfer agent fees (Note 5)                          33,207       213,085         32,770         9,227        22,705
 Custodian fees                                           960         6,045            690           216           548
 Reports to shareholders                               20,440       125,106         16,234         4,460        11,420
 Registration and filing fees                           1,289        23,124          2,710         1,384           175
 Professional fees                                      2,695        16,172          2,040         1,100         1,670
 Trustees' fees and expenses (Note 5)                   1,274         9,504            973           285           737
 Other                                                  9,748        37,797          9,635         5,499        10,564
                                             -------------------------------------------------------------------------
Total expenses                                        751,517     4,734,329        568,561       187,971       472,849
Expenses waived/paid by affiliate (Note 5)                 --            --             --      (107,910)           --
                                             -------------------------------------------------------------------------
Net expenses                                          751,517     4,734,329        568,561        80,061       472,849
                                             -------------------------------------------------------------------------
Net investment income                               5,611,593    42,589,499      3,879,470     1,259,801     3,376,613
                                             -------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments            846,693     3,585,682        873,764       (48,230)      595,148
 Net unrealized appreciation (depreciation)
 on investments                                     1,178,070     7,501,696        (63,754)      635,150       503,310
                                             -------------------------------------------------------------------------
Net realized and unrealized gain                    2,024,763    11,087,378        810,010       586,920     1,098,458
                                             -------------------------------------------------------------------------
Net increase in net assets
 resulting from operations                         $7,636,356   $53,676,877     $4,689,480    $1,846,721    $4,475,071
                                             =========================================================================

See notes to financial statements.



FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

Statements of Operations (cont.)
for the six months ended August 31, 1997 (unaudited)

                                                   Franklin       Franklin      Franklin       Franklin       Franklin
                                                   Maryland       Missouri   North Carolina      Texas        Virginia
                                                   Tax-Free       Tax-Free      Tax-Free       Tax-Free       Tax-Free
                                                  Income Fund    Income Fund   Income Fund    Income Fund    Income Fund
                                             -------------------------------------------------------------------------
Investment income:
 Interest                                          $5,965,443   $ 8,609,028    $ 8,418,351    $4,023,677   $ 9,298,703
                                             -------------------------------------------------------------------------
Expenses:
 Management fees (Note 5)                             559,738       756,703        752,289       380,022       812,737
 Distribution fees (Note 5)
Class I                                                87,220       121,191        120,662        51,245       127,488
Class II                                               21,083        17,895         37,597         3,226        27,842
 Transfer agent fees (Note 5)                          46,622        56,578         58,823        25,306        62,850
 Custodian fees                                           874         1,300          1,502           647         1,481
 Reports to shareholders                               21,426        28,815         25,782        11,996        31,712
 Registration and filing fees                           2,240         6,242          6,232         6,587         1,494
 Professional fees                                      2,765         3,419          3,222         1,944         3,789
 Trustees' fees and expenses (Note 5)                   1,204         1,856          1,693           847         1,938
 Other                                                  9,923        12,008         13,311         9,903        16,558
                                             -------------------------------------------------------------------------
Total expenses                                        753,095     1,006,007      1,021,113       491,723     1,087,889
                                             -------------------------------------------------------------------------
Net investment income                               5,212,348     7,603,021      7,397,238     3,531,954     8,210,814
                                             -------------------------------------------------------------------------
Realized and unrealized gains (losses) :
 Net realized gain (loss) from investments                239       810,928        576,797      (163,056)      122,468
 Net unrealized appreciation on investments         1,929,579     2,570,854      2,291,879     1,208,372     2,097,519
                                             -------------------------------------------------------------------------
Net realized and unrealized gain                    1,929,818     3,381,782      2,868,676     1,045,316     2,219,987
                                             -------------------------------------------------------------------------
Net increase in net
 assets resulting from operations                  $7,142,166   $10,984,803    $10,265,914    $4,577,270   $10,430,801
                                             =========================================================================

See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended August 31, 1997 (unaudited) and the year ended February 28, 1997

                                 Franklin Alabama                 Franklin Florida                Franklin Georgia
                               Tax-Free Income Fund             Tax-Free Income Fund            Tax-Free Income Fund
                         ----------------------------------------------------------------------------------------------
                              Six months   Year ended         Six months     Year ended       Six months    Year ended
                             ended 8/31/97   2/28/97         ended 8/31/97     2/28/97       ended 8/31/97    2/28/97
                         ----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income         $ 5,611,593 $ 10,690,673       $ 42,589,499   $ 80,839,961      $ 3,879,470  $ 7,502,961
Net realized gain (loss)
 from investments                 846,693      826,032          3,585,682     (1,969,420)         873,764      (83,809)
Net unrealized appreciation
 (depreciation) on
 investments                    1,178,070     (664,763)         7,501,696     (7,137,684)         (63,754)      63,481
                         ----------------------------------------------------------------------------------------------
Net increase in net
assets resulting from
 operations                     7,636,356   10,851,942         53,676,877     71,732,857        4,689,480    7,482,633
 Distributions to shareholders from:
  Net investment income:
 Class I                       (5,530,700) (10,601,182)       (43,433,699)   (81,984,156)      (3,711,286)  (7,369,738)
 Class II                        (159,748)    (186,416)          (785,564)      (797,622)        (118,551)    (144,408)
  In excess of net investment
 income:
  Class II                             --           --            (36,504)            --               --           --
  Net realized gains:
 Class I                         (658,302)          --                 --             --               --           --
 Class II                         (21,353)          --                 --             --               --           --
 Capital share transactions
 (Note 2):
 Class I                        8,564,565    7,460,992         70,437,303    115,644,487        1,641,118    9,587,752
 Class II                       1,658,119    3,980,187         16,358,100     15,862,746        1,480,620    3,115,832
                         ----------------------------------------------------------------------------------------------
Net increase in
 net assets                    11,488,937   11,505,523         96,216,513    120,458,312        3,981,381   12,672,071
Net assets:
 Beginning of period          199,148,337  187,642,814      1,481,642,639  1,361,184,327      144,387,351  131,715,280
                         ----------------------------------------------------------------------------------------------
 End of period               $210,637,274 $199,148,337     $1,577,859,152 $1,481,642,639     $148,368,732 $144,387,351
                         ==============================================================================================
Undistributed net investment
 income (accumulated
 distributions in excess of net
 investment income) included
 in net assets:
Beginning of period             $ 278,329    $ 375,254        $ 1,660,453    $ 3,602,270         $ 29,370     $ 40,555
                         ==============================================================================================
End of period                   $ 199,474    $ 278,329           $ (5,815)   $ 1,660,453         $ 79,003     $ 29,370
                         ==============================================================================================

                                            See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the six months ended August 31, 1997 (unaudited) and the year ended February 28, 1997

                                 Franklin Kentucky               Franklin Louisiana               Franklin Maryland
                               Tax-Free Income Fund             Tax-Free Income Fund            Tax-Free Income Fund
                         ----------------------------------------------------------------------------------------------
                              Six months   Year ended         Six months   Year ended         Six months    Year ended
                             ended 8/31/97   2/28/97         ended 8/31/97   2/28/97         ended 8/31/97    2/28/97
                         ----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income         $ 1,259,801  $ 2,336,528        $ 3,376,613  $ 6,506,641        $ 5,212,348  $ 9,805,450
Net realized gain (loss)
 from investments                 (48,230)    (266,464)           595,148      483,603                239    1,025,103
Net unrealized appreciation
 (depreciation) on
 investments                      635,150      403,814            503,310     (403,628)         1,929,579   (1,388,666)
                         ----------------------------------------------------------------------------------------------
Net increase in net
 assets resulting from
 operations                     1,846,721    2,473,878          4,475,071    6,586,616          7,142,166    9,441,887
 Distributions to shareholders from:
  Net investment income:
 Class I                       (1,250,297)  (2,331,502)        (3,316,840)  (6,387,908)        (5,107,528)  (9,897,629)
 Class II                              --           --            (84,185)    (129,018)          (147,725)    (136,501)
  In excess of net investment
  income:
  Class I                              --           --                 --           --             (4,696)          --
  Class II                             --           --                 --           --             (1,798)          --
 Capital share transactions
 (Note 2):
 Class I                        3,302,417    5,155,164          9,769,173    5,472,390         11,069,222   10,781,449
 Class II                              --           --            641,647    1,544,030          2,656,904    4,138,354
                         ----------------------------------------------------------------------------------------------
Net increase in
 net assets                     3,898,841    5,297,540         11,484,866    7,086,110         15,606,545   14,327,560
Net assets:
 Beginning of period           44,288,664   38,991,124        115,985,274  108,899,164        190,318,798  175,991,238
 End of period                $48,187,505  $44,288,664       $127,470,140 $115,985,274       $205,925,343 $190,318,798
                         ==============================================================================================
Undistributed net investment
 income (accumulated
 distributions in excess of
 net investment income)
 included in net assets:
Beginning of period              $ 29,569     $ 24,543          $ 294,774    $ 305,059           $ 42,905    $ 271,585
                         ==============================================================================================
End of period                    $ 39,073     $ 29,569          $ 270,362    $ 294,774           $ (6,494)    $ 42,905
                         ==============================================================================================

See notes to financial statements.




FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the six months ended August 31, 1997 (unaudited) and the year ended February 28, 1997

                                                                Franklin Missouri             Franklin North Carolina
                                                              Tax-Free Income Fund             Tax-Free Income Fund
                                                       --------------------------------------------------------------
                                                             Six months   Year ended         Six months    Year ended
                                                            ended 8/31/97   2/28/97         ended 8/31/97    2/28/97
                                                       --------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income                                       $ 7,603,021  $ 14,349,923        $ 7,397,238  $ 14,036,822
Net realized gain (loss) from investments                       810,928     1,156,378            576,797      (187,812)
Net unrealized appreciation (depreciation) on investments     2,570,854    (2,475,177)         2,291,879      (124,286)
                                                       --------------------------------------------------------------
Net increase in net assets resulting from operations         10,984,803    13,031,124         10,265,914    13,724,724
 Distributions to shareholders from:
  Net investment income:
 Class I                                                     (7,428,704)  (14,073,629)        (7,002,451)  (13,584,397)
 Class II                                                      (132,404)     (133,456)          (268,872)     (284,498)
  Net realized gains:
 Class I                                                       (195,070)     (937,804)                --            --
 Class II                                                        (3,999)      (13,403)                --            --
 Capital share transactions (Note 2):
Class I                                                      10,234,956    24,181,345         10,743,746    14,170,466
Class II                                                      2,222,838     2,958,437          4,430,963     7,097,408
                                                       --------------------------------------------------------------
Net increase in net assets                                   15,682,420    25,012,614         18,169,300    21,123,703
Net assets:
 Beginning of period                                        273,859,330   248,846,716        270,585,477   249,461,774
                                                       --------------------------------------------------------------
 End of period                                             $289,541,750  $273,859,330       $288,754,777  $270,585,477
                                                       ==============================================================
Undistributed net investment income (accumulated distributions in excess of net investment income) included in net assets:
Beginning of period                                           $ 548,705     $ 405,867          $ 137,710     $ (30,217)
                                                       ==============================================================
End of period                                                 $ 590,618     $ 548,705          $ 263,625     $ 137,710
                                                       ==============================================================

See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the six months ended August 31, 1997 (unaudited) and the year ended February 28, 1997

                                                                 Franklin Texas                  Franklin Virginia
                                                              Tax-Free Income Fund             Tax-Free Income Fund
                                                       --------------------------------------------------------------
                                                             Six months   Year ended         Six months    Year ended
                                                            ended 8/31/97   2/28/97         ended 8/31/97    2/28/97
                                                       --------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income                                       $ 3,531,954   $ 7,276,977        $ 8,210,814  $ 15,637,918
Net realized gain (loss) from investments                      (163,056)    2,502,380            122,468     1,469,868
Net unrealized appreciation (depreciation) on investments     1,208,372    (2,443,895)         2,097,519    (2,766,723)
                                                       --------------------------------------------------------------
Net increase in net assets resulting from operations          4,577,270     7,335,462         10,430,801    14,341,063
 Distributions to shareholders from:
  Net investment income:
 Class I                                                     (3,558,659)   (7,454,483)        (8,138,552)  (15,478,276)
 Class II                                                       (24,455)      (20,024)          (209,666)     (217,282)
  In excess of net investment income:
 Class I                                                        (29,580)           --                 --            --
 Class II                                                          (360)           --                 --            --
  Net realized gains:
 Class I                                                       (344,573)   (2,155,163)          (832,088)      (96,953)
 Class II                                                        (3,045)      (11,013)           (25,459)       (2,027)
 Capital share transactions (Note 2):
Class I                                                        (128,343)     (792,576)        16,848,444    17,247,917
Class II                                                        523,855       668,698          3,398,683     4,605,404
                                                       --------------------------------------------------------------
Net increase (decrease) in net assets                         1,012,110    (2,429,099)        21,472,163    20,399,846
Net assets:
 Beginning of period                                        127,352,008   129,781,107        293,845,938   273,446,092
                                                       --------------------------------------------------------------
 End of period                                             $128,364,118  $127,352,008       $315,318,101  $293,845,938
                                                       ==============================================================
Undistributed net investment income (accumulated distributions in excess of net investment income) included in net assets:
Beginning of period                                            $ 51,160     $ 247,882          $ 533,631     $ 591,271
                                                       ==============================================================
End of period                                                 $ (29,940)     $ 51,160          $ 396,227     $ 533,631
                                                       ==============================================================


See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-eight separate series. All funds included in this report (the Funds) are diversified except the Franklin Maryland Tax-Free Income Fund. The investment policy of the Funds is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

a. Security Valuation

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security.

The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b.  Income Taxes

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

d. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.





2. TRUST SHARES

The Funds, except the Franklin Kentucky Tax-Free Income Fund, offer two classes of shares: Class I and Class II. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At August 31, 1997, there were an unlimited number of shares authorized (no par value). Transactions in the Fund's shares were as follows:


                                        Franklin Alabama              Franklin Florida              Franklin Georgia
                                      Tax-Free Income Fund          Tax-Free Income Fund          Tax-Free Income Fund
                                   ------------------------------------------------------------------------------------
                                      Shares       Amount           Shares       Amount           Shares      Amount
                                   ------------------------------------------------------------------------------------
Class I Shares:
Six months ended August 31, 1997
 Shares sold                        1,303,768   $15,262,570      12,766,422  $147,653,035         989,066   $11,722,286
 Shares issued in reinvestment
 of distributions                     228,344     2,678,311       1,016,185    11,767,730         163,887     1,943,650
 Shares redeemed                     (800,825)   (9,376,316)     (7,700,104)  (88,983,462)     (1,016,121)  (12,024,818)
                                   ------------------------------------------------------------------------------------
 Net increase                         731,287   $ 8,564,565       6,082,503  $ 70,437,303         136,832   $ 1,641,118
                                   ====================================================================================
Year ended February 28, 1997
 Shares sold                        1,942,732   $22,560,116      23,001,817  $265,470,186       2,139,522   $25,173,634
 Shares issued in reinvestment
 of distributions                     372,840     4,328,659       1,884,098    21,720,755         310,722     3,654,123
 Shares redeemed                   (1,676,632)  (19,427,783)    (14,883,522) (171,546,454)     (1,635,886)  (19,240,005)
                                   ------------------------------------------------------------------------------------
 Net increase                         638,940   $ 7,460,992      10,002,393  $115,644,487         814,358   $ 9,587,752
                                   ====================================================================================
Class II Shares:
Six months ended
 August 31, 1997
 Shares sold                          189,884   $ 2,235,917       1,623,250  $ 18,917,431         165,083   $ 1,969,416
 Shares issued in
 reinvestment of distributions          7,240        85,304          40,627       474,378           6,338        75,612
 Shares redeemed                      (56,425)     (663,102)       (260,273)   (3,033,709)        (47,391)     (564,408)
                                   ------------------------------------------------------------------------------------
 Net increase                         140,699   $ 1,658,119       1,403,604  $ 16,358,100         124,030   $ 1,480,620
                                   ====================================================================================
Year ended February 28, 1997
 Shares sold                          355,918   $ 4,150,114       1,489,791  $ 17,278,719         272,485   $ 3,213,354
 Shares issued in
 reinvestment of distributions          6,865        80,183          38,788       450,543           7,721        91,370
 Shares redeemed                      (21,459)     (250,110)       (160,270)   (1,866,516)        (15,969)     (188,892)
                                   ------------------------------------------------------------------------------------
 Net increase                         341,324   $ 3,980,187       1,368,309  $ 15,862,746         264,237   $ 3,115,832
                                   ====================================================================================

                                        Franklin Kentucky            Franklin Louisiana             Franklin Maryland
                                   ------------------------------------------------------------------------------------
                                      Tax-Free Income Fund          Tax-Free Income Fund          Tax-Free Income Fund
                                      Shares       Amount           Shares       Amount           Shares      Amount
                                   ------------------------------------------------------------------------------------
Class I Shares:
Six months ended August 31, 1997
 Shares sold                          454,691    $5,024,954       1,346,445   $15,271,591       1,820,022   $20,573,104
 Shares issued in
 reinvestment of distributions         49,993       552,794         124,705     1,412,008         234,472     2,654,698
 Shares redeemed                     (206,994)   (2,275,331)       (610,625)   (6,914,426)     (1,073,953)  (12,158,580)
                                   ------------------------------------------------------------------------------------
 Net increase                         297,690    $3,302,417         860,525   $ 9,769,173         980,541   $11,069,222
                                   ====================================================================================
Year ended February 28, 1997
 Shares sold                          890,801    $9,695,973       1,474,073   $16,486,181       2,604,160   $29,219,599
 Shares issued in
 reinvestment of distributions        100,867     1,099,535         234,695     2,631,214         444,248     4,988,597
 Shares redeemed                     (517,693)   (5,640,344)     (1,216,948)  (13,645,005)     (2,087,746)  (23,426,747)
                                   ------------------------------------------------------------------------------------
 Net increase                         473,975    $5,155,164         491,820   $ 5,472,390         960,662   $10,781,449
                                   ====================================================================================
Class II Shares:
Six months ended August 31, 1997

 Shares sold                                                         75,210     $ 858,313         253,925   $ 2,885,104
 Shares issued in reinvestment of distributions                       4,902        55,843           7,668        87,497
 Shares redeemed                                                    (23,744)     (272,509)        (27,975)     (315,697)
                                                                 ------------------------------------------------------
 Net increase                                                        56,368     $ 641,647         233,618   $ 2,656,904
                                                                 ======================================================
Year ended February 28, 1997
 Shares sold                                                        193,161   $ 2,170,906         394,873   $ 4,464,492
 Shares issued in reinvestment of distributions                       5,780        65,217           7,393        83,785
 Shares redeemed                                                    (61,281)     (692,093)        (36,209)     (409,923)
                                                                 ------------------------------------------------------
 Net increase                                                       137,660   $ 1,544,030         366,057   $ 4,138,354
                                                                 ======================================================
2. TRUST SHARES (cont.)

                                                                      Franklin Missouri          Franklin North Carolina
                                                                    Tax-Free Income Fund          Tax-Free Income Fund
                                                                 ------------------------------------------------------
                                                                    Shares       Amount           Shares      Amount
                                                                 ------------------------------------------------------
Class I Shares:
Six months ended August 31, 1997
 Shares sold                                                      2,278,817   $27,024,902       2,201,042   $25,842,179
 Shares issued in reinvestment of distributions                     306,490     3,635,706         294,030     3,455,798
 Shares redeemed                                                 (1,722,909)  (20,425,652)     (1,580,869)  (18,554,231)
                                                                 ------------------------------------------------------
 Net increase                                                       862,398   $10,234,956         914,203   $10,743,746
                                                                 ======================================================
Year ended February 28, 1997
 Shares sold                                                      3,966,235   $46,599,538       3,552,504   $41,297,199
 Shares issued in reinvestment of distributions                     594,955     6,994,954         573,276     6,662,552
 Shares redeemed                                                 (2,503,773)  (29,413,147)     (2,910,471)  (33,789,285)
                                                                 ------------------------------------------------------
 Net increase                                                     2,057,417   $24,181,345       1,215,309   $14,170,466
                                                                 ======================================================
Class II Shares:
Six months ended August 31, 1997
 Shares sold                                                        218,168   $ 2,587,884         400,132   $ 4,733,895
 Shares issued in reinvestment of distributions                       8,079        96,215          13,775       162,923
 Shares redeemed                                                    (38,665)     (461,261)        (39,662)     (465,855)
                                                                 ------------------------------------------------------
 Net increase                                                       187,582   $ 2,222,838         374,245   $ 4,430,963
                                                                 ======================================================
Year Ended February 28, 1997
 Shares sold                                                        269,876   $ 3,172,482         616,676   $ 7,189,961
 Shares issued in reinvestment of distributions                       9,403       110,971          14,587       170,617
 Shares redeemed                                                    (27,585)     (325,016)        (22,519)     (263,170)
                                                                 ------------------------------------------------------
 Net increase                                                       251,694   $ 2,958,437         608,744   $ 7,097,408
                                                                 ======================================================


                                                                       Franklin Texas               Franklin Virginia
                                                                    Tax-Free Income Fund          Tax-Free Income Fund
                                                                 ------------------------------------------------------
                                                                    Shares       Amount           Shares      Amount
                                                                 ------------------------------------------------------
Class I Shares:
Six months ended August 31, 1997
 Shares sold                                                        618,339   $ 7,018,412       2,416,274   $28,044,798
 Shares issued in reinvestment of distributions                     150,659     1,712,819         365,555     4,255,614
 Shares redeemed                                                   (781,606)   (8,859,574)     (1,330,552)  (15,451,968)
                                                                 ------------------------------------------------------
 Net increase (decrease)                                            (12,608)   $ (128,343)      1,451,277   $16,848,444
                                                                 ======================================================
Year ended February 28, 1997
 Shares sold                                                        891,121   $10,192,268       3,444,893   $39,877,525
 Shares issued in reinvestment of distributions                     372,717     4,259,781         601,492     6,965,421
 Shares redeemed                                                 (1,329,365)  (15,244,625)     (2,557,004)  (29,595,029)
                                                                 ------------------------------------------------------
 Net increase (decrease)                                            (65,527)   $ (792,576)      1,489,381   $17,247,917
                                                                 ======================================================
Class II Shares:
Six months ended August 31, 1997
 Shares sold                                                         53,503     $ 613,428         339,392   $ 3,960,066
 Shares issued in reinvestment of distributions                       1,971        22,657          11,347       132,919
 Shares redeemed                                                     (9,744)     (112,230)        (59,433)     (694,302)
                                                                 ------------------------------------------------------
 Net increase                                                        45,730     $ 523,855         291,306   $ 3,398,683
                                                                 ======================================================
Year ended February 28, 1997
 Shares sold                                                         55,787     $ 647,380         408,327   $ 4,752,900
 Shares issued in reinvestment of distributions                       2,377        27,381          10,741       125,196
 Shares redeemed                                                       (521)       (6,063)        (23,383)     (272,692)
                                                                 ------------------------------------------------------
 Net increase                                                        57,643     $ 668,698         395,685   $ 4,605,404
                                                                 ======================================================

3. INCOME TAXES

At February 28, 1997, the Funds had tax basis capital losses which may be carried over to offset future capital gains.
Such losses expire as follows:

                                             Franklin     Franklin     Franklin     Franklin     Franklin     Franklin
                                              Florida      Georgia     Kentucky     Louisiana    Maryland  North Carolina
                                             Tax-Free     Tax-Free     Tax-Free     Tax-Free     Tax-Free     Tax-Free
                                            Income Fund  Income Fund  Income Fund  Income Fund  Income Fund  Income Fund
                                          -------------------------------------------------------------------------------
Capital loss carryovers expiring in:2000          $--          $--        $ 495          $--          $--     $  19,393
                                    2001           --           --         1,213           --           --      147,462
                                    2002           --           --        24,595           --           --       14,532
                                    2003    2,417,567      833,869       759,461    2,454,261           --    2,746,697
                                    2004           --           --        65,389           --      255,042           --
                                    2005    1,969,420       83,809       294,278           --           --      187,812
                                          -------------------------------------------------------------------------------
                                           $4,386,987     $917,678    $1,145,431   $2,454,261     $255,042   $3,115,896
                                          ===============================================================================

At August 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:




                                                          Franklin     Franklin     Franklin     Franklin     Franklin
                                                           Alabama      Florida      Georgia     Kentucky     Louisiana
                                                          Tax-Free     Tax-Free     Tax-Free     Tax-Free     Tax-Free
                                                         Income Fund  Income Fund  Income Fund  Income Fund  Income Fund
                                                    --------------------------------------------------------------------
Investments at cost                                   $196,334,107$1,471,993,169 $138,797,754  $45,972,424 $123,228,102
                                                    ====================================================================
Unrealized appreciation                                $11,493,625   $93,839,724   $7,719,559   $2,512,654   $7,400,563
Unrealized depreciation                                   (118,099)   (3,549,238)     (36,464)      (7,390)      (6,966)
                                                    --------------------------------------------------------------------
Net unrealized appreciation                            $11,375,526   $90,290,486   $7,683,095   $2,505,264   $7,393,597
                                                    ====================================================================
                                                          Franklin     Franklin     Franklin     Franklin     Franklin
                                                          Maryland     Missouri  North Carolina    Texas      Virginia
                                                          Tax-Free     Tax-Free     Tax-Free     Tax-Free     Tax-Free
                                                         Income Fund  Income Fund  Income Fund  Income Fund  Income Fund
                                                    --------------------------------------------------------------------
Investments at cost                                   $192,185,502  $278,532,623 $269,068,021 $118,700,570 $295,487,981
                                                    ====================================================================
Unrealized appreciation                                $10,963,281   $15,627,781  $15,212,405   $8,076,435  $17,218,033
Unrealized depreciation                                    (50,842)     (100,035)     (44,000)          --     (198,978)
                                                    --------------------------------------------------------------------
Net unrealized appreciation                            $10,912,439   $15,527,746  $15,168,405   $8,076,435  $17,019,055
                                                    ====================================================================

Net investment income differs for financial statement and tax purposes primarily due to differences between book and tax recognition of dividend distributions and differing treatment of defaulted securities.

Net realized capital gains (losses) differ for financial statements and tax purposes primarily due to differing treatment of wash sales.


4. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended August 31, 1997 were as follows:


                                                          Franklin     Franklin     Franklin     Franklin     Franklin
                                                           Alabama      Florida      Georgia     Kentucky     Louisiana
                                                          Tax-Free     Tax-Free     Tax-Free     Tax-Free     Tax-Free
                                                         Income Fund  Income Fund  Income Fund  Income Fund  Income Fund
                                                     -------------------------------------------------------------------
Purchases                                              $23,868,945  $162,864,785  $19,615,255   $9,482,430  $21,126,675
Sales                                                  $13,249,816  $ 76,678,856  $16,436,641   $6,411,400  $ 9,436,816

                                                          Franklin     Franklin     Franklin     Franklin     Franklin
                                                          Maryland     Missouri  North Carolina    Texas      Virginia
                                                          Tax-Free     Tax-Free     Tax-Free     Tax-Free     Tax-Free
                                                         Income Fund  Income Fund  Income Fund  Income Fund  Income Fund
                                                     -------------------------------------------------------------------
Purchases                                              $14,676,969   $40,521,663  $25,584,948  $16,608,420  $34,025,092
Sales                                                  $ 1,380,100   $28,327,245  $10,021,001  $16,912,525  $11,765,192

5. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trusts are also officers or directors of Franklin/Templeton Distributors, Inc. (Distributors), Franklin Advisers, Inc. (Advisers), Franklin/Templeton Investor Services, Inc (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Funds' principal underwriter, investment manager, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

        Annualized Fee RateMonth-End Net Assets
        -------------------------------------------------------------------
        0.625%           First $100 million
        0.50%            Over $100 million up to and including $250 million
        0.45%            In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive a portion of the management fees for the Franklin Kentucky Tax-Free Income Fund, as noted in the Statements of Operations.

The Funds reimburse Distributors up to 0.10% and 0.65% per year of the average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Funds' shares.

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:


                                                          Franklin     Franklin     Franklin     Franklin     Franklin
                                                           Alabama      Florida      Georgia     Kentucky     Louisiana
                                                          Tax-Free     Tax-Free     Tax-Free     Tax-Free     Tax-Free
                                                         Income Fund  Income Fund  Income Fund  Income Fund  Income Fund
                                                       -----------------------------------------------------------------
Net commissions received (paid)                              $ 502    $(174,728)     $(3,601)     $10,805      $(34,801)
Contingent deferred sales charges                           $2,815      $ 4,940       $1,411          $--       $ 1,319


                                                          Franklin     Franklin     Franklin     Franklin     Franklin
                                                          Maryland     Missouri  North Carolina    Texas      Virginia
                                                          Tax-Free     Tax-Free     Tax-Free     Tax-Free     Tax-Free
                                                         Income Fund  Income Fund  Income Fund  Income Fund  Income Fund
                                                       -----------------------------------------------------------------
Net commissions received (paid)                           $(14,017)     $14,665     $(22,725)        $556        $2,803
Contingent deferred sales charges                          $ 1,450      $ 3,107      $ 3,548         $753        $3,157


6. CREDIT RISK AND DEFAULTED SECURITIES

At August 31, 1997, the Franklin Florida Tax-Free Income Fund held two defaulted securities issued by Palm Beach County Solid Waste with a value aggregating $12,067,875 representing 0.76% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments. For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

The Funds have investments in excess of 10% of their total net assets in their respective states and U.S. territories and possessions. Such concentration may subject the Funds more significantly to economic changes occurring within those states and U.S. territories and possessions.


Franklin Tax-Free Trust #2 (Alabama Series) Semi-Annual Report August 31, 1997


APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304(a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie format the total return of the municipal bond market over a ten-year period, from 9/1/87 to 8/31/97.

Over the Long Term, Income Drives Total Return Municipal Bond Market
Income                        84.01%
Appreciation on Initial 15.99%
   Investment

GRAPHIC MATERIAL (2)

This bar chart shows the percentage of insured vs. Non-insured municipal bond issuance over a three-year period.

Insured and Non-Insured Municipal Bonds as a Percentage of Total Long-Term
Investments
Year                    Insured Bonds     Non-Insured Bonds
1994                    37%               63%
1995                    43%               57%
1996                    47%               53%
1997                    61%               39%

GRAPHIC MATERIAL (3)

This chart shows in bar format the dollar amount (in billions) of new long-term municipal bond issuance from 1987 to 1997: $105 (1987); $117.3 (1988); $125
(1989);  $127.8 (1990);  $172.4 (1991);  $234.7  (1992);  $292.2 (1993);  $164.8
(1994); $160.3 (1995); $183.5 (1996); $105.7 (1997).


GRAPHIC MATERIAL (4)

This chart shows in pie format the quality breakdown of the fund's securities on 8/31/97, based on total long-term investments.

Quality Breakdown
AAA               66.2%
AA                 3.2%
A                  4.2%
BBB               26.4%

GRAPHIC MATERIAL (5)

This chart shows in bar format the comparison between the fund's Class I distribution rate of 5.36% and the taxable equivalent rate of 9.34%.


GRAPHIC MATERIAL (6)

This chart shows in bar format the comparison between the fund's Class II distribution rate of 4.95% and the taxable equivalent rate of 8.63%.


GRAPHIC MATERIAL (7)

This chart shows in pie format the quality breakdown of the fund's securities on 8/31/97, based on total long-term investments.

Quality Breakdown
AAA               62.0%
AA                13.0%
A                  4.2%
BBB               19.0%
Below              1.8%
  Investment Grade

GRAPHIC MATERIAL (8)

This chart shows in bar format the comparison between the fund's Class I distribution rate of 5.32% and the taxable equivalent rate of 8.81%.


GRAPHIC MATERIAL (9)

This chart shows in bar format the comparison between the fund's Class II distribution rate of 4.90% and the taxable equivalent rate of 8.11%.


GRAPHIC MATERIAL (10)

This chart shows in pie format the quality breakdown of the fund's securities on 8/31/97, based on total long-term investments.

Quality Breakdown
AAA               58.4%
AA                21.9%
A                  8.9%
BBB                8.2%
Below              2.6%
  Investment Grade


GRAPHIC MATERIAL (11)

This chart shows in bar format the comparison between the fund's Class I distribution rate of 5.10% and the taxable equivalent rate of 8.99%.


GRAPHIC MATERIAL (12)

This chart shows in bar format the comparison between the fund's Class II distribution rate of 4.68% and the taxable equivalent rate of 8.24%.


GRAPHIC MATERIAL (13)

This chart shows in pie format the quality breakdown of the fund's securities on 8/31/97, based on total long-term investments.

Quality Breakdown
AAA               57.8%
AA                 7.8%
A                 20.2%
BBB               14.2%

GRAPHIC MATERIAL (14)

This chart shows in bar format the comparison between the fund's distribution rate of 5.24% and the taxable equivalent rate of 9.22%.


GRAPHIC MATERIAL (15)

This chart shows in pie format the quality breakdown of the fund's securities on 8/31/97, based on total long-term investments.

Quality Breakdown
AAA               62.4%
AA                 3.6%
A                 11.3%
BBB               12.1%
Below             10.6%
  Investment Grade


GRAPHIC MATERIAL (16)

This chart shows in bar format the comparison between the fund's Class I distribution rate of 5.34% and the taxable equivalent rate of 9.40%.


GRAPHIC MATERIAL (17)

This chart shows in bar format the comparison between the fund's Class II distribution rate of 4.96% and the taxable equivalent rate of 8.73%.


GRAPHIC MATERIAL (18)

This chart shows in pie format the quality breakdown of the fund's securities on 8/31/97, based on total long-term investments.

Quality Breakdown
AAA               49.1%
AA                16.2%
A                 26.5%
BBB                8.2%


GRAPHIC MATERIAL (19)

This chart shows in bar format the comparison between the fund's Class I distribution rate of 5.03% and the taxable equivalent rate of 9.00%.


GRAPHIC MATERIAL (20)

This chart shows in bar format the comparison between the fund's Class II distribution rate of 4.59% and the taxable equivalent rate of 8.22%.


GRAPHIC MATERIAL (21)

This chart shows in pie format the quality breakdown of the fund's securities on 8/31/97, based on total long-term investments.

Quality Breakdown
AAA               63.3%
AA                14.6%
A                  5.4%
BBB               16.7%


GRAPHIC MATERIAL (22)

This chart shows in bar format the comparison between the fund's Class I distribution rate of 5.19% and the taxable equivalent rate of 9.14%.


GRAPHIC MATERIAL (23)

This chart shows in bar format the comparison between the fund's Class II distribution rate of 4.78% and the taxable equivalent rate of 8.42%.


GRAPHIC MATERIAL (24)

This chart shows in pie format the quality breakdown of the fund's securities on 8/31/97, based on total long-term investments.

Quality Breakdown
AAA               40.1%
AA                24.4%
A                 21.6%
BBB               13.3%
Below              0.6%
  Investment Grade


GRAPHIC MATERIAL (25)

This chart shows in bar format the comparison between the fund's Class I distribution rate of 5.04% and the taxable equivalent rate of 9.04%.


GRAPHIC MATERIAL (26)

This chart shows in bar format the comparison between the fund's Class II distribution rate of 4.62% and the taxable equivalent rate of 8.29%.


GRAPHIC MATERIAL (27)

This chart shows in pie format the quality breakdown of the fund's securities on 8/31/97, based on total long-term investments.

Quality Breakdown
AAA               68.1%
AA                 5.6%
A                  6.3%
BBB               20.0%


GRAPHIC MATERIAL (28)

This chart shows in bar format the comparison between the fund's Class I distribution rate of 5.33% and the taxable equivalent rate of 8.82%.


GRAPHIC MATERIAL (29)

This chart shows in bar format the comparison between the fund's Class II distribution rate of 4.90% and the taxable equivalent rate of 8.11%.


GRAPHIC MATERIAL (30)

This chart shows in pie format the quality breakdown of the fund's securities on 8/31/97, based on total long-term investments.

Quality Breakdown
AAA               48.9%
AA                28.0%
A                 15.4%
BBB                7.7%


GRAPHIC MATERIAL (31)

This chart shows in bar format the comparison between the fund's Class I distribution rate of 5.11% and the taxable equivalent rate of 8.98%.


GRAPHIC MATERIAL (32)


This chart shows in bar format the comparison between the fund's Class II distribution rate of 4.68% and the taxable equivalent rate of 8.22%.







CONTENTS

Shareholder Letter                                                    1
Special Feature:
Q&A with Thomas J. Kenny                                              3
Fund Reports
 Franklin Arizona
Tax-Free Income Fund                                                  6
 Franklin Colorado
Tax-Free Income Fund                                                 12
 Franklin Connecticut
Tax-Free Income Fund                                                 18
 Franklin Indiana
Tax-Free Income Fund                                                 24
 Franklin Michigan
Tax-Free Income Fund                                                 28
 Franklin New Jersey
Tax-Free Income Fund                                                 32
 Franklin Oregon
Tax-Free Income Fund                                                 38
 Franklin Pennsylvania
Tax-Free Income Fund                                                 44
 Franklin Puerto Rico
Tax-Free Income Fund                                                 50
 Franklin Federal Intermediate-
Term Tax-Free Income Fund                                            56
 Franklin High Yield
Tax-Free Income Fund                                                 60
Glossary of
Investment Terms                                                     66
Bond Ratings                                                         68
Financial Highlights and
Statement of Investments                                             70
Financial Statements                                                135
Notes to
Financial Statements                                                143


SHAREHOLDER LETTER

Dear Shareholder:

It's a pleasure to bring you the Franklin Tax-Free Trust's semi-annual report for the period ended August 31, 1997.

During the six months under review, the U.S. economy continued its healthy expansion. In March, the Federal Reserve Board (the Fed) raised short-term interest rates 25 basis points, from 5.25% to 5.50%. The Fed's rate increase was in response to tight labor markets and its concern that possible wage demands could lead to inflation. Subsequently, interest rates reached their highest point of the year in April. Concerns over inflation soon dissipated, however, as reports released later in the period indicated few signs of inflation and showed economic growth was moderating. In this low-inflation and moderate-growth environment, interest rates ended near where they began. The 30-year U.S. Treasury bond started the six-month period offering a rate of 6.80% and finished at 6.57% on August 31, 1997.1

Over the period, we have continued to see many insured municipal issues brought to the market. As individual state economies enjoyed healthy growth, state and local governments witnessed an increase in their revenues. Voter resistance toward higher taxes helped restrain government spending, causing government fiscal positions and credit ratings to strengthen. As credit qualities have risen, municipal bond insurance has become relatively cheap for state and local governments. Furthermore, increased competition among the municipal insurance companies have also contributed to lower insurance costs for issuers. Overall, municipal issuers have favored insured bonds because of the stronger market appeal for this type of security.



1. Source: Micropal.



Our Municipal Bond Department reacted to the opportunities inherent in both the increased issues of insured bonds and the prepayment of outstanding municipal securities. As a policy -- and as the market permits -- we continue to enjoy the income from prerefunded holdings until they have a term left of approximately five years. Ideally, at this time the gains are captured and the proceeds are reinvested in bonds with greater call protection.

As always, we continue to stress a long-term investment perspective. The financial markets always have been -- and probably always will be -- subject to daily fluctuation. No one can predict the future performance of the securities markets, but history has shown that, over the long term, stocks and bonds have delivered impressive results when income is left to compound. We encourage you to review your investment program periodically with your investment representative, and focus on your continuing long-term goals. If you have any questions concerning the funds in the Franklin Tax-Free Trust, we welcome the opportunity to answer them.

Sincerely,



Charles B. Johnson
Chairman
Franklin Tax-Free Trust



Thomas J. Kenny
Director
Franklin Municipal Bond Department



Q&A

SPECIAL FEATURE:
Q&A WITH THOMAS J. KENNY

Thomas J. Kenny, director of Franklin's Municipal Bond Department, discusses some issues facing the municipal bond market.

Q: Tom, the U.S. economy has shown strong growth, yet increased inflation hasn't been an issue. Any thoughts why not?

Many factors have contributed to the current economic environment in the U.S. Most notably: 1) The U.S. currently has one of the strongest economies in the world, with U.S. dollar-denominated assets in worldwide demand, which has led to a stronger U.S. dollar and cheaper foreign goods; 2) technology has enabled U.S. corporations to improve productivity efficiency, which has improved their bottom lines without raising prices; 3) until recently, labor forces have not renegotiated salary/wage contracts in lieu of job security; and 4) consumers have become more price conscious, requiring companies to be more competitive to maintain market share. Q: Did the Federal Reserve Board's quarter-point interest rate hike in March -- and further neutral activity -- have any effect on the municipal bond market?

The Fed raised rates in March in a pre-emptive move against inflation as labor markets continued to strengthen. The Fed's tightening injected volatility into the fixed-income markets, as participants were uncertain about the future posturing by the Federal Reserve Board. Though it generally trended with the government market, the municipal market was slightly less volatile due to price support from comparatively low levels of municipal bond supply. As economic numbers indicate that the economy has continued on its path of moderate growth and low levels of inflation, we have seen overall interest rates trend downward.



GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT



Q: It seems that portfolio managers have been increasing their purchases of insured bonds. Why is that?

First of all, more municipal issues have been brought to the market as insured. Municipal bond insurers currently insure approximately 60% of new issues, and also make insurance available for secondary market securities. Second, the sustained low interest rate environment has increased demand for lower quality, higher yielding securities (causing their yields to decline), which has contributed to the narrowing of quality spreads between insured bonds and lower quality bonds. Simply speaking, we think insured bonds have generally offered the best relative value in the municipal market.



GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT



Q: Do you anticipate any impact to the municipal bond market as a result of the recent tax law changes?

Fortunately, the new tax law changes have not altered the tax advantages enjoyed by municipal bonds. Municipals continue to distribute income that is free from federal and state income taxes. It is difficult to determine the extent to which investors might change their investment strategies based upon the reduced capital gains rate and other tax rule changes. However, we currently do not expect any significant impact on the municipal bond market.

Q: What is your outlook for the municipal bond market for the remainder of 1997?

We expect the municipal bond market to do well through the rest of the year as the demand for municipals remains strong -- retail investors, insurance companies and institutional investors remain active in the market. Even with the adoption of the recent tax legislation, tax equivalent yields remain attractive and should lend some support for asset allocation into the municipal arena.

Thanks for sharing your thoughts, Tom.



GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT



FRANKLIN ARIZONA TAX-FREE INCOME FUND



We are pleased to announce that the Franklin Arizona Tax-Free Income Fund celebrated its 10th anniversary in September 1997 by paying its 118th consecutive monthly income dividend. Since its first dividend payment on December 15, 1987, your fund has helped investors increase their income potential by reducing their tax burdens. We remain committed to helping you achieve your investment goals.

Your Fund's Objective: Seeks to provide high, current income exempt from regular federal and Arizona state personal income taxes through a portfolio consisting primarily of Arizona municipal bonds.1


STATE UPDATE

During the reporting period, Arizona experienced moderate economic growth. The state's population growth eased from its continuous high throughout the 1980s and 1990s, due in part to improved economic prospects in neighboring California. Furthermore, DRI/McGraw-Hill projects population growth in Arizona will slow further, from 2.9% in 1996, to an estimated 2.1% for 1998.2

Although California's economic recovery may have slowed Arizona's immigration, the outlook suggests continued above-average growth largely because of Arizona's low housing prices. Arizona's employment growth in 1996 was 5.6%, a slowdown only in relative terms from the blistering 6.6% growth in 1994. The state projects a substantially higher 1997 fiscal year-end general fund balance resulting from higher-than-expected income tax receipts.2

The state, constitutionally prohibited from using General Obligation debt, relies on lease obligations, revenue bonds, and pay-as-you-go financing for its capital needs, which results in moderate levels of gross state debt. Arizona's creditworthiness is reflected by its ratings on Certificates of Participation which remained in the A+ to AAA range, as rated by Standard & Poor's, a national credit rating agency.3



1. For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Standard & Poor's Creditweek Municipal,7/7/97.
3. This does not indicate Standard & Poor's rating of the fund.



PORTFOLIO NOTES

New municipal supply in Arizona was $1.6 million in the first six months of 1997-- about 57% of which was insured.4 Franklin's Arizona Tax-Free Income Fund reflected this trend toward high-quality paper. At the close of the reporting period, 55% of the fund's total long-term investments were in AAA-rated issues.

During the six-month reporting period, we sold pre-refunded bonds and reinvested the proceeds in bonds with longer call protection. Investing in such bonds slightly increased the portfolio's weighted average life-to-first-call, from
5.86 years on February 28, 1997, to 6.05 years on August 31, 1997. Likewise, our prerefunded exposure decreased, from 15% to 13.3%, over the same period.

Although selling pre-refunded issues at opportune times helps to protect the fund's net asset value and long-term earnings potential, it can lead to capital gains. In June, your fund distributed 1.15 cents ($0.0115) per share of long-term capital gains. Also, reinvesting proceeds from prerefunded issues in the current market of lower interest rates lowered the average coupon of the fund -- from 6.51% on February 28, 1997, to 6.34% on August 31, 1997. This is quite a difference from when we first began selling prerefunded bonds in mid-1994, when the average coupon of the portfolio was 6.8%.

One of our largest purchases during the fiscal period was in May, the Maricopa County Hospital Revenue Sun Health Corp. With this purchase, we increased our portfolio's hospital sector by roughly 3 percentage points, from 9.2% of total long-term investments on February 28, 1997, to 12.9% on August 31, 1997. We also participated in several new primary market deals, including Mesa Arizona Utility Systems revenue, Yuma Regional Medical Center, Phoenix Civic Wastewater, Phoenix USD, and Tucson Water.

Going forward, we expect the supply of Arizona municipal bonds in 1997 to remain low, making the state's securities attractive investments.



4. Source: Bond Buyer, 8/5/97.



GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT



Franklin Arizona Tax-Free
Income Fund
Portfolio breakdown on 8/31/97

                  % of total
                   long-term
Sector            investments

Utilities              35.6%
Prerefunded            13.3%
Hospitals              12.9%
Education              11.6%
Transportation          6.7%
Housing                 5.7%
Other Revenue           5.3%
General Obligations     3.9%
Certificates of
 Participation          3.0%
Miscellaneous           0.9%
Industrial              0.8%
Sales Tax               0.3%

For a complete list of portfolio holdings, please see page 71 of this report.



PERFORMANCE SUMMARY



CLASS I

The Franklin Arizona Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 7.0 cents, from $11.24 on February 28, 1997, to $11.31 on August 31, 1997.

The fund posted a cumulative total return of +3.44% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

In addition to distributing 31.2 cents ($0.312) per share in dividend income, the fund paid out a long-term capital gain of 1.15 cents ($0.0115) in June 1997. Distributions will vary, depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not indicative of future trends.

At the end of this reporting period, the fund's distribution rate was 5.28%, based on an annualization of the current monthly dividend of 5.2 cents ($0.052) per share and the maximum offering price of $11.81 on August 31, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Arizona state personal income tax bracket would need to earn 9.22% from a taxable investment to match the fund's tax-free distribution rate.



Franklin Arizona Tax-Free
Income Fund
Class I
Dividend Distributions
3/1/97 - 8/31/97*

                   Dividend
Month              per Share

March              5.2 cents
April              5.2 cents
May                5.2 cents
June               5.2 cents
July               5.2 cents
August             5.2 cents
Total              31.2 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.



Franklin Arizona Tax-Free Income Fund - Class I
Periods ended 8/31/97

                                                                        Since
                                                                      Inception
                                                     1-Year   5-Year   (9/1/87)

Cumulative Total Return1                              8.17%   37.55%    112.08%
Average Annual Total Return2                          3.59%    5.67%     7.34%
Distribution Rate3                        5.28%
Taxable Equivalent Distribution Rate4     9.22%
30-Day Standardized Yield5                4.32%
Taxable Equivalent Yield4                 7.54%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the initial sales charge.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.2 cent per share monthly dividend and the maximum offering price of $11.81 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Arizona state personal income tax bracket of 42.72%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

The Franklin Arizona Tax-Free Income Fund - Class I paid distributions derived from long-term capital gains of 1.15 cents ($0.0115) per share in June 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.



GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT



CLASS II

The Franklin Arizona Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 7.0 cents, from $11.30 on February 28, 1997, to $11.37 on August 31, 1997.

The fund posted a cumulative total return of +3.23% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

In addition to distributing 28.4 cents ($0.284) per share in dividend income, the fund paid out a long-term capital gain of 1.15 cents ($0.0115) in June 1997. Distributions will vary, depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not indicative of future trends.

At the end of this reporting period, the fund's distribution rate was 4.84%, based on an annualization of the current monthly dividend of 4.63 cents ($0.0463) per share, which includes a 12b-1 differential adjustment, and the offering price of $11.48 on August 31, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Arizona state personal income tax bracket would need to earn 8.45% from a taxable investment to match the fund's tax-free distribution rate.



Franklin Arizona Tax-Free
Income Fund
Class II
Dividend Distributions

3/1/97 - 8/31/97*

                   Dividend
Month              per Share
March               5.0 cents
April               4.66 cents
May                 4.66 cents
June                4.66 cents
July                4.71 cents
August              4.71 cents
Total              28.4 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.


Franklin Arizona Tax-Free Income Fund - Class II
Periods ended 8/31/97

                                                                        Since
                                                                      Inception
                                                              1-Year   (5/1/95)
Cumulative Total Return1                                       7.65%    16.38%
Average Annual Total Return2                                   5.61%     6.26%
Distribution Rate3                      4.84%
Taxable Equivalent Distribution Rate4   8.45%
30-Day Standardized Yield5              3.90%
Taxable Equivalent Yield4               6.81%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charges.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months.
3. Distribution rate is based on an annualization of the current 4.63 cent per share monthly dividend, which includes a 12b-1 differential adjustment, and the offering price of $11.48 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Arizona state personal income tax bracket of 42.72%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

The Franklin Arizona Tax-Free Income Fund - Class II paid distributions derived from long-term capital gains of 1.15 cents ($0.0115) per share in June 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.



GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT




FRANKLIN COLORADO TAX-FREE INCOME FUND


We are pleased to announce that the Franklin Colorado Tax-Free Income Fund celebrated its 10th anniversary in September 1997 by paying its 118th consecutive monthly income dividend. Since its first dividend payment on December 15, 1987, your fund has helped investors increase their income potential by reducing their tax burdens. We remain committed to helping you achieve your investment goals.

Your Fund's Objective: Seeks to provide high, current income exempt from regular federal and Colorado state personal income taxes through a portfolio consisting primarily of Colorado municipal bonds.1


STATE UPDATE

During the period, Colorado's continued economic growth, low debt burden, and strengthened financial position helped maintain its very high credit quality.

The state's strong economic growth yielded revenues over and above budget projections. In 1997-1998, the state's ample revenue growth, coupled with lower inflation and slower population growth, should cause the state to reach its constitutional limit on revenues for the first time. As a result, the state is likely to refund a $40 million excess to taxpayers in fiscal 1998, but this would have practically no impact on budgeted state reserves or liquidity.2



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Standard & Poor's Creditweek Municipal, 6/23/97.


PORTFOLIO NOTES

During this six-month period, the supply of Colorado municipal securities increased slightly over the same period in 1996. Insured bonds continued to dominate new municipal supply, as more than 44% of the new issuance in Colorado came to market insured3. Additionally, yields between insured and uninsured securities continued to narrow. Because investments in lower-rated securities did not produce yields high enough to justify their added credit risk, we purchased mostly insured issues. As a result, the fund's overall credit quality improved during the period, with the percentage of total long-term investments invested in AAA-rated securities increasing from 64% to 65%. As of August 31, 1997, approximately 89% of these AAA-rated issues were insured.

Purchases over the period came from many different sectors. For example, the fund participated in the following deals: Denver International Airport, Arapahoe E-470 Toll Road, Platte River Power Authority, and Colorado Housing Finance Authority. Many of the fund's purchases were financed with proceeds from the sales of pre-refunded bonds. Selling prerefunded issues allowed us to maximize gains, while reducing the volatility of the fund's future income stream, by purchasing bonds offering longer call protection than the bonds we sold.

Going forward, our outlook for the Colorado municipal market, as well as for the Franklin Colorado Tax-Free Income Fund, remains positive. We expect the supply of Colorado municipal issues to remain relatively stable in 1998. This stable supply, coupled with a strong demand for Colorado bonds, should help keep the state's issues an attractive investment.



GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT



Franklin Colorado Tax-Free
Income Fund
Portfolio breakdown on 8/31/97

                  % of total
                   long-term
Sector            investments

Transportation         16.1%
Utilities              15.4%
Hospitals              13.9%
Housing                13.8%
Prerefunded            10.0%
Education               6.3%
Health Care             5.6%
General Obligations     5.0%
Sales Tax               4.7%
Certificates of
 Participation          4.7%
Industrial              3.5%
Other Revenue           0.6%
Tax Allocation          0.4%

For a complete list of portfolio holdings, please see page 77 of this report.



3. Source: Bond Buyer, 8/5/97.



PERFORMANCE SUMMARY



CLASS I

The Franklin Colorado Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 8.0 cents, from $11.80 on February 28, 1997, to $11.88 on August 31, 1997.

The fund posted a cumulative total return of +3.50% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

At the end of this reporting period, the fund's distribution rate was 5.03%, based on an annualization of the current monthly dividend of 5.2 cents ($0.052) per share, which includes a dividend adjustment, and the maximum offering price of $12.41 on August 31, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Colorado state personal income tax bracket would need to earn 8.76% from a taxable investment to match the fund's tax-free distribution rate.



Franklin Colorado Tax-Free
Income Fund
Class I
Dividend Distributions

3/1/97 - 8/31/97*

                   Dividend
Month              per Share
March               5.5 cents
April               5.5 cents
May                 5.5 cents
June                5.5 cents
July                5.5 cents
August              5.5 cents
Total              33.0 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.



Franklin Colorado Tax-Free Income Fund - Class I
Periods ended 8/31/97

                                                                        Since
                                                                      Inception
                                                     1-Year   5-Year   (9/1/87)
Cumulative Total Return1                              8.27%   39.17%    117.65%
Average Annual Total Return2                          3.71%    5.90%     7.62%
Distribution Rate3                      5.03%
Taxable Equivalent Distribution Rate4   8.76%
30-Day Standardized Yield5              4.37%
Taxable Equivalent Yield4               7.62%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the initial sales charge.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.2 cent, which includes a dividend adjustment, per share monthly dividend and the maximum offering price of $12.41 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Colorado state personal income tax bracket of 42.62%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT



CLASS II

The Franklin Colorado Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 9.0 cents, from $11.84 on February 28, 1997, to $11.93 on August 31, 1997.

The fund posted a cumulative total return of +3.28% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

At the end of this reporting period, the fund's distribution rate was 4.61%, based on an annualization of the current monthly dividend of 4.63 cents
($0.0463) per share, which includes a dividend adjustment and a 12b-1 differential adjustment, and the offering price of $12.05 on August 31, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Colorado state personal income tax bracket would need to earn 8.04% from a taxable investment to match the fund's tax-free distribution rate.



Franklin Colorado Tax-Free
Income Fund
Class II
Dividend Distributions

3/1/97 - 8/31/97*

                   Dividend
Month              per Share
March              4.94 cents
April              4.92 cents
May                4.92 cents
June               4.92 cents
July               4.97 cents
August             4.97 cents
Total             29.64 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.



Franklin Colorado Tax-Free Income Fund - Class II

Periods ended 8/31/97

                                                                        Since
                                                                      Inception
                                                              1-Year   (5/1/95)
Cumulative Total Return1                                       7.73%    17.54%
Average Annual Total Return2                                   5.64%     6.68%
Distribution Rate3                       4.61%
Taxable Equivalent Distribution Rate4    8.04%
30-Day Standardized Yield5               3.95%
Taxable Equivalent Yield4                6.88%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and does not include the sales charges.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months.
3. Distribution rate is based on an annualization of the current 4.63 cent per share monthly dividend, which includes a dividend adjustment and a 12b-1 differential adjustment, and the offering price of $12.05 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Colorado state personal income tax bracket of 42.62%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT



FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

Your Fund's Objective: Seeks to provide high, current income exempt from regular federal and Connecticut state personal income taxes through a portfolio consisting primarily of Connecticut municipal bonds.1

STATE UPDATE

During the period, Connecticut maintained steady economic performance. The state's rating remained AA-, by Standard & Poor's, a national credit rating agency.2 This excellent rating reflected Connecticut's dynamic economic base, above-average income levels, and an increased but manageable debt burden. Growth in business services, media and communications, and biopharmaceuticals, led the state's economic expansion. Tourism should contribute more to Connecticut's economy in the near future, with the opening of Mohegan Sun Casino. Connecticut remains the nation's richest state, with a per capita income at $33,189 -- 137% of the U.S. average.3

As a result of much stronger-than-anticipated income tax returns, the state is estimating a fiscal 1997 general fund surplus of $255 million. This marks the state's sixth consecutive surplus since fiscal 1991's massive $809 million deficit.3 Connecticut's outlook remains positive. The state looks forward to a AA rating by Standard & Poor's, depending upon its stability and commitment to reduce debt levels.



1. For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. The risks of investing in a non-diversified fund, such as increased susceptibility to adverse economic or regulatory developments, are described in the fund's prospectus.
2. This does not indicate Standard & Poor's rating of the fund.
3. Source: Business Wire via Dow Jones, 8/7/97.



GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT



PORTFOLIO NOTES

The market action for Connecticut municipal bonds -- rather than reflecting improvements in the state's economy -- was more closely tied to expected changes in the nation's overall economic activity. With the consensus opinion that inflation is not likely to be a near-term problem, the municipal market, with only brief and moderate setbacks, was strong over the six-month reporting period.

Over the reporting period, we tried -- as usual -- to concentrate our investment activity during periods of market weakness. Toward that end, we purchased $6.5 million in hospital and higher education bonds between March and early April. Almost 70% of these were insured, AAA-rated bonds. The balance was BBB-rated issues, purchased at what we felt were attractive yields.

During a recovery in market prices early in the period, we added to our AAA-rated hospital bonds and bought some strong, A-rated hospital bonds. For almost two months (since late June), we watched the market continue its upward move. Then, toward the end of August, an issue of AA-rated Connecticut Housing Finance Authority bonds came to market, priced to yield an attractive 5.85%. We purchased $1.5 million of these bonds.

The percentage of total long-term investments in AAA-rated bonds increased during the period, from 39.3% on February 28, 1997, to 44.7% on August 31, 1997. For the most part, this change resulted from an increase in bonds becoming prerefunded and moving up to AAA rating. We decreased the percentage of total long-term investments in practicing hospital bonds, from 13.21% to 6.93% during the reporting period.

Our investment aim is to continue focusing on tax-exempt income. We believe that, over the long term, the fund's approach to portfolio management best serves our shareholders' interests.



Franklin Connecticut
Tax-Free Income Fund
Portfolio breakdown on 8/31/97

                  % of total
                   long-term
Sector            investments
Prerefunded            30.5%
Hospitals              18.0%
Housing                17.2%
Education              12.0%
Utilities              11.4%
General Obligations     5.4%
Health Care             3.5%
Industrial              1.2%
Transportation          0.8%

For a complete list of portfolio holdings, please see page 81 of this report.


PERFORMANCE SUMMARY

CLASS I

The Franklin Connecticut Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 10.0 cents, from $10.92 on February 28, 1997, to $11.02 on August 31, 1997.

The fund posted a cumulative total return of +3.75% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

At the end of this reporting period, the fund's distribution rate was 5.21%, based on an annualization of the current monthly dividend of 5.0 cents ($0.050) per share and the maximum offering price of $11.51 on August 31, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Connecticut state personal income tax bracket would need to earn 9.04% from a taxable investment to match the fund's tax-free distribution rate.



Franklin Connecticut
Tax-Free Income Fund
Class I
Dividend Distributions

3/1/97 - 8/31/97*

                   Dividend
Month              per Share
March              5.2 cents
April               5.2 cents
May                 5.2 cents
June                5.0 cents
July                5.0 cents
August              5.0 cents
Total              30.6 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.




Franklin Connecticut Tax-Free Income Fund - Class I
Periods ended 8/31/97

                                                                        Since
                                                                      Inception
                                                    1-Year   5-Year   (10/3/88)
Cumulative Total Return1                              7.96%   36.39%    85.11%
Average Annual Total Return2                          3.36%    5.48%     6.64%
Distribution Rate3                       5.21%
Taxable Equivalent Distribution Rate4    9.04%
30-Day Standardized Yield5               4.17%
Taxable Equivalent Yield4                7.23%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the initial sales charge.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.0 cent per share monthly dividend and the maximum offering price of $11.51 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Connecticut state personal income tax bracket of 42.32%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT



CLASS II

The Franklin Connecticut Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 10.0 cents, from $10.94 on February 28, 1997, to $11.04 on August 31, 1997.

The fund posted a cumulative total return of +3.45% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

At the end of this reporting period, the fund's distribution rate was 4.81%, based on an annualization of the current monthly dividend of 4.47 cents ($0.0447) per share, which includes a 12b-1 differential adjustment, and the offering price of $11.15 on August 31, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Connecticut state personal income tax bracket would need to earn 8.34% from a taxable investment to match the fund's tax-free distribution rate.



Franklin Connecticut
Tax-Free Income Fund
Class II
Dividend Distributions
3/1/97 - 8/31/97*

                   Dividend
Month              per Share
March               4.66 cents
April               4.68 cents
May                 4.68 cents
June                4.48 cents
July                4.50 cents
August              4.50 cents
Total              27.5 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.



Franklin Connecticut Tax-Free Income Fund - Class II
Periods ended 8/31/97

                                                                        Since
                                                                      Inception
                                                              1-Year   (5/1/95)
Cumulative Total Return1                                         7.34%    16.64%
Average Annual Total Return2                                     5.27%     6.34%
Distribution Rate3                       4.81%
Taxable Equivalent Distribution Rate4    8.34%
30-Day Standardized Yield5               3.76%
Taxable Equivalent Yield4                6.52%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charges.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months.
3. Distribution rate is based on an annualization of the current 4.47 cent per share monthly dividend, which includes a 12b-1 differential adjustment, and the offering price of $11.15 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Connecticut state personal income tax bracket of 42.32%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



GRAPHIC MATERIAL 12 OMITTED - SEE APPENDIX AT END OF DOCUMENT



FRANKLIN INDIANA TAX-FREE INCOME FUND

We are pleased to announce that the Franklin Indiana Tax-Free Income Fund celebrated its 10th anniversary in September 1997 by paying its 118th consecutive monthly income dividend. Since its first dividend payment on December 15, 1987, your fund has helped investors increase their income potential by reducing their tax burdens. We remain committed to helping you achieve your investment goals.

Your Fund's Objective: Seeks to provide high, current income exempt from regular federal and Indiana state personal income taxes through a portfolio consisting primarily of Indiana municipal bonds.1

STATE UPDATE

During the period, Indiana's outlook remained stable, and the state's strong creditworthiness reflected its sound financial position, which is among the best in the nation. Aggressive budget cuts and moderate revenue growth from a strong economy, resulted in operating surpluses. Despite Indiana's economic and financial performance, the State Teachers Retirement Fund (STRF) continued to show large, unfunded, accrued liabilities. In November 1996, the state electorate approved investing STRF funds in equities to help reduce the unfunded liabilities. Indiana's economy remained dependent on the manufacturing sector. Through 1996, this sector still accounted for a high 23% of the labor force, a figure that surpassed 49 of the 50 states.2 With such sector strength, Indiana experienced good cyclical employment and positive income growth. We expect Indiana to maintain its leadership in the manufacturing sector.



1. For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Standard & Poor's Creditweek Municipal, 2/3/97.


Portfolio Notes

During the six-month period, the supply of Indiana municipal bonds remained low. Refunding volume also rose as interest rates generally declined over the period. As of August 31, 1997, prerefunded bonds comprised 7.9% of the fund's total long-term investments. We intend to sell pre-refunded bonds with approximately five to six years remaining until the call date to maximize any price gains. By reinvesting proceeds in bonds offering longer call protection, we may also extend the fund's long-term, income-earning potential.

Insured bonds represented more than 51% of new issues during the first six months of 1997. The insured sector represented 61% of the entire municipal market, up from 26% in 1990.3 This increase led to narrowing difference in yields between AAA and lower-rated securities, which, in turn, provided the market with more liquidity and less risk.

In response to these market factors, the fund concentrated its purchases in higher-grade, essential purpose issues. AAA-rated bonds comprised 39.5% of the fund's total long-term investments on August 31, 1997. Education bonds were 20.9% of the fund's total long-term investments at the close of the period. Recent purchases included Duneland School Building and Indiana Bond Bank. Assets in the fund grew modestly over the six months, helping us diversify the fund's holdings.

We anticipate a relatively stable interest-rate environment, moderate economic growth, mild inflation, and stable municipal supply in the coming months. Based on these expectations, we believe the Franklin Indiana Tax-Free Income Fund should perform well during the next reporting period.



GRAPHIC MATERIAL 13 OMITTED - SEE APPENDIX AT END OF DOCUMENT



Franklin Indiana Tax-Free Income Fund
Portfolio breakdown on 8/31/97

                  % of total
                   long-term
Sector            investments

Education              20.9%
Hospitals              19.3%
General Obligations    17.3%
Industrial             11.0%
Prerefunded             7.9%
Certificates of
 Participation          7.0%
Housing                 5.0%
Other Revenue           4.9%
Transportation          3.1%
Utilities               3.0%
Sales Tax               0.5%
Tax Assessment          0.1%

For a complete list of portfolio holdings, please see page 85 of this report.



3.  Source:  The Bond  Buyer.



PERFORMANCE SUMMARY

The Franklin Indiana Tax-Free Income Fund's share price, as measured by net asset value, increased 9.0 cents, from $11.77 on February 28, 1997, to $11.86 on August 31, 1997.

The fund posted a cumulative total return of +3.60% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

At the end of this reporting period, the fund's distribution rate was 5.23%, based on an annualization of the current monthly dividend of 5.4 cents ($0.054) per share, which includes a dividend adjustment, and the maximum offering price of $12.39 on August 31, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Indiana state personal income tax bracket would need to earn 9.06% from a taxable investment to match the fund's tax-free distribution rate.



FRANKLIN INDIANA TAX-FREE INCOME FUND
Dividend Distributions
3/1/97 - 8/31/97*

                   Dividend
Month              per Share
March               5.5 cents
April               5.5 cents
May                 5.5 cents
June                5.5 cents
July                5.5 cents
August              5.5 cents
Total              33.0 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.



Franklin Indiana Tax-Free Income Fund
Periods ended 8/31/97

                                                                        Since
                                                                      Inception
                                                     1-Year   5-Year   (9/1/87)
Cumulative Total Return1                              8.69%   37.90%    119.19%
Average Annual Total Return2                          4.09%    5.71%     7.69%
Distribution Rate3                        5.23%
Taxable Equivalent Distribution Rate4     9.06%
30-Day Standardized Yield5                4.24%
Taxable Equivalent Yield4                 7.34%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the initial sales charge.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.4 cent per share monthly dividend, which includes a dividend adjustment, and the maximum offering price of $12.39 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Indiana state personal income tax bracket of 42.26%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



GRAPHIC MATERIAL 14 OMITTED - SEE APPENDIX AT END OF DOCUMENT



FRANKLIN MICHIGAN TAX-FREE INCOME FUND

Your Fund's Objective: Seeks to provide high, current income exempt from regular federal and Michigan state personal income taxes through a portfolio consisting primarily of Michigan municipal bonds.1


STATE UPDATE

During the period, Michigan displayed strong economic performance. The state's economy and operating funds remained satisfactory. Performance remained steady, reflecting the state administration's response to the national recession that weakened Michigan's position in the early 1990s. Reserves such as the state's budget stabilization fund, previously depleted as a result of the recession, were sufficiently replenished. These reserve levels provided increased stability, which was necessary to offset the effects of increased state expenditures, especially for school funding needs.

Michigan's total employment reached an historically high level during the period.2 Increased employment in the service sectors, brought on by manufacturers' outsourcing efforts and the effects of strong export activity, positively impacted employment trends. As of March 31, 1997, the state's unemployment rate was at its lowest since the 1960s, and also below the national average.2



GRAPHIC MATERIAL 15 OMITTED - SEE APPENDIX AT END OF DOCUMENT



1. For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. The risks of investing in a non-diversified fund, such as increased susceptibility to adverse economic or regulatory developments, are described in the fund's prospectus.
2. Source: Standard & Poor's Creditweek Municipal, 3/24/97.


PORTFOLIO NOTES

The Franklin Michigan Tax-Free Income Fund opened to investors on July 1,1996. Since then, the funds have been fully invested, and total net assets increased to $7.49 million on August 31, 1997. Additionally, the fund raised its monthly dividend, from 4.5 cents to 4.8 cents, in March 1997.

The portfolio's credit quality changed significantly since the last reporting period. For example, the percentage of total long-term investments in AAA-rated bonds decreased, from 74.2% on February 28, 1997, to 59.7% on August 31, 1997. BBB-rated bonds, on the other hand, increased from 3.4% to 20.6% over the same period.

Much of this change in the portfolio's average credit quality resulted from our May purchase of a BBB-rated issue for the Michigan State Hospital-Presbyterian Villages obligation. Some of this health system's strengths are its large cash position, strong historical occupancy at all facilities, and lower rates and costs than its competitors. This purchase increased the fund's sector weighting in hospital issues, from 17.7% of total long-term investments on February 28, 1997, to 40.9% on August 31, 1997.

We also participated in some other attractive new issues including Ferris State University revenue, Michigan State Hospital Mercy Health Services, Detroit Sewage Disposal revenues, and Ottawa County Building Authority.

The outlook for the fund remains positive. Currently, the fund's average credit quality is very high -- over 50% of the portfolio's total long-term investments are rated AAA. That puts us in a good position to trade out of our highly liquid paper and into bonds that offer higher yields as they become available.

Franklin Michigan Tax-Free
Income Fund
Portfolio breakdown on 8/31/97

                  % of total
                   long-term
Sector            investments
Hospitals              40.9%
Education              29.0%
Housing                12.9%
Utilities              10.2%
Certificates of
  Participation         3.4%
Sales Tax               2.1%
Prerefunded             1.5%
For a complete  list of portfolio  holdings,  please see page 88 of this report.


PERFORMANCE SUMMARY

The Franklin Michigan Tax-Free Income Fund's share price, as measured by net asset value, increased 17.0 cents, from $10.42 on February 28, 1997, to $10.59 on August 31, 1997.

The fund posted a cumulative total return of +4.44% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

At the end of this reporting period, the fund's distribution rate was 5.21%, based on an annualization of the current monthly dividend of 4.8 cents ($0.048) per share and the maximum offering price of $11.06 on August 31, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Michigan state personal income tax bracket would need to earn 9.02% from a taxable investment to match the fund's tax-free distribution rate.


Franklin Michigan Tax-Free Income Fund
Dividend Distributions
3/1/97 - 8/31/97*

                   Dividend
Month              per Share
March               4.8 cents
April               4.8 cents
May                 4.8 cents
June                4.8 cents
July                4.8 cents
August              4.8 cents
Total              28.8 cents
*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual disributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.



Franklin Michigan Tax-Free Income Fund
Periods ended 8/31/97
                                                                        Since
                                                                      Inception
                                                              1-Year   (7/1/96)
Cumulative Total Return1                                      10.00%    10.75%
Average Annual Total Return2                                   5.30%     5.19%
Distribution Rate3                        5.21%
Taxable Equivalent Distribution Rate4     9.02%
30-Day Standardized Yield5                5.08%
Taxable Equivalent Yield4                 8.80%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the initial sales charge.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 4.8 cent per share monthly dividend and the maximum offering price of $11.06 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Michigan state personal income tax bracket of 42.26%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
The fund's manager agreed in advance to waive a portion of management expenses, which reduces operating expenses and increases yield, distribution rate and total return to shareholders. Without these reductions, the fund's distribution rate would have been lower and yield for the period would have been 4.47%. The fee waiver may be discontinued at any time upon notification to the fund's Board of Trustees.



GRAPHIC MATERIAL 16 OMITTED - SEE APPENDIX AT END OF DOCUMENT



FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

Your Fund's Objective: Seeks to provide high, current income exempt from regular federal and New Jersey state personal income taxes through a portfolio consisting primarily of New Jersey municipal bonds.1

STATE UPDATE

During the period, New Jersey's economic expansion, now beginning its seventh year, was consistent. Slowly, the state made progress in decreasing its spending to levels it could afford, following the tax cuts of recent years. New Jersey recently issued state pension-funding bonds in an effort to fund portions of accrued pension and cost-of-living adjustment liabilities. Moody's, a national credit rating agency, assigned the state an overall debt rating of Aa1.2

Expectations concerning New Jersey's budgets are somewhat vague. Although the state is seeking an aggressive budget strategy, its increasing debt levels and slower-than-average economic growth may leave it unprepared to deal with the next economic downturn. Nevertheless, New Jersey's economy has been improving, recording job gains and narrowing gaps between its growth rate and the national pace. New Jersey maintained a strong credit position this period, and we anticipate the state's borrowing will aid, not hinder, its economic strength.



GRAPHIC MATERIAL 17 OMITTED - SEE APPENDIX AT END OF DOCUMENT



1. For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. The fund seeks to comply with New Jersey requirements for the pass-through of tax-exempt income dividends.
2. This does not indicate Moody's rating of the fund.



PORTFOLIO NOTES

During the six-month period, the overall supply of New Jersey municipal bonds was light, resulting in favorable performance for the state's outstanding debt.

Interest rates generally declined during the period, leading to increased refunding volume. As of August 31, 1997, prerefunded bonds comprised 10.6% of the fund's total long-term investments. We intend to sell prerefunded bonds with approximately five to six years remaining until the call date to maximize any price gains. By reinvesting the proceeds in bonds offering longer call protection, we may also extend the fund's income-earning potential.

Insured bonds represented more than 51% of new issues during the first six months of 1997. The insured sector represented 61% of the entire municipal market -- up from 26% in 1990.3 This increase has led to the difference in yields between AAA-rated and lower-rated securities narrowing, which, in turn, provided the market with more liquidity and less risk.

In response to these market factors, the fund concentrated its purchases in higher-grade, essential purpose issues. AAA-rated bonds comprised 64.5% of the fund's total long-term investments on August 31, 1997, compared with 60.7% six months ago. Essential-purpose education bonds were 10.9% of the fund's total long-term investments at the close of the period, while direct revenue utility issues represented 16.4%. Recent purchases included North Brunswick Township Board of Education and Camden County Municipal Utility Authority District.

Going forward, we anticipate a relatively stable interest-rate environment with moderate economic growth and mild inflation. Combining these circumstances with continued light supply in municipals, the Franklin New Jersey Tax-Free Income Fund should perform well during the next reporting period.



Franklin New Jersey
Tax-Free Income Fund
Portfolio breakdown on 8/31/97

                  % of total
                   long-term
Sector            investments
Utilities              16.4%
Hospitals              15.8%
Transportation         14.8%
Housing                12.5%
Education              10.9%
Prerefunded            10.6%
Other Revenue           6.8%
Certificates of
  Participation         3.6%
General Obligations     3.6%
Health Care             3.3%
Industrial              1.7%

For a complete list of portfolio holdings, please see page 90 of this report.



3. Source: The Bond Buyer.



PERFORMANCE SUMMARY

CLASS I

The Franklin New Jersey Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 8.0 cents, from $11.61 on February 28, 1997, to $11.69 on August 31, 1997.

The fund posted a cumulative total return of +3.51% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

At the end of this reporting period, the fund's distribution rate was 5.11%, based on an annualization of the current monthly dividend of 5.2 cents ($0.052) per share, which includes a dividend adjustment, and the maximum offering price of $12.21 on August 31, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and New Jersey state personal income tax bracket would need to earn 9.04% from a taxable investment to match the fund's tax-free distribution rate.



Franklin New Jersey
Tax-Free Income Fund
Class I
Dividend Distributions
3/1/97 - 8/31/97*

                   Dividend
Month              per Share
March               5.4 cents
April               5.4 cents
May                 5.4 cents
June                5.4 cents
July                5.4 cents
August              5.4 cents
Total              32.4 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.



Franklin New Jersey Tax-Free Income Fund - Class I
Periods ended 8/31/97

                                                                        Since
                                                                      Inception
                                                    1-Year   5-Year   (5/12/88)

Cumulative Total Return1                             8.22%   35.34%    104.68%
Average Annual Total Return2                         3.60%    5.32%     7.50%
Distribution Rate3                       5.11%
Taxable Equivalent Distribution Rate4    9.04%
30-Day Standardized Yield5               4.42%
Taxable Equivalent Yield4                7.82%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the initial sales charge.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.2 cent per share monthly dividend, which includes a dividend adjustment, and the maximum offering price of $12.21 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and New Jersey state personal income tax bracket of 43.45%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



GRAPHIC MATERIAL 18 OMITTED - SEE APPENDIX AT END OF DOCUMENT



CLASS II

The Franklin New Jersey Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 9.0 cents, from $11.66 on February 28, 1997, to $11.75 on August 31, 1997.

The fund posted a cumulative total return of +3.30% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

At the end of this reporting period, the fund's distribution rate was 4.72%, based on an annualization of the current monthly dividend of 4.67 cents
($0.0467) per share, which includes a dividend adjustment and a 12b-1 differential adjustment, and the offering price of $11.87 on August 31, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and New Jersey state personal income tax bracket would need to earn 8.35% from a taxable investment to match the fund's tax-free distribution rate.


Franklin New Jersey
Tax-Free Income Fund
Class II
Dividend Distributions
3/1/97 - 8/31/97*

                   Dividend
Month              per Share
March              4.89 cents
April              4.85 cents
May                4.85 cents
June               4.85 cents
July               4.94 cents
August             4.94 cents
Total             29.32 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.



Franklin New Jersey Tax-Free Income Fund - Class II
Periods ended 8/31/97

                                                                        Since
                                                                      Inception
                                                               1-Year   (5/1/95)
Cumulative Total Return1                                        7.73%    16.57%
Average Annual Total Return2                                    5.62%     6.35%
Distribution Rate3                       4.72%
Taxable Equivalent Distribution Rate4    8.35%
30-Day Standardized Yield5               4.00%
Taxable Equivalent Yield4                7.07%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charges.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months.
3. Distribution rate is based on an annualization of the current 4.67 cent per share monthly dividend, which includes a dividend adjustment and a 12b-1 differential adjustment, and the offering price of $11.87 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and New Jersey state personal income tax bracket of 43.45%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



GRAPHIC MATERIAL 19 OMITTED - SEE APPENDIX AT END OF DOCUMENT




FRANKLIN OREGON TAX-FREE INCOME FUND

We are pleased to announce that the Franklin Oregon Tax-Free Income Fund celebrated its 10th anniversary in September 1997 by paying its 117th consecutive monthly income dividend. Since its first dividend payment on January 15, 1988, your fund has helped investors increase their income potential by reducing their tax burdens. We remain committed to helping you achieve your investment goals.

Your Fund's Objective: Seeks to provide high, current income exempt from regular federal and Oregon state personal income taxes through a portfolio consisting primarily of Oregon municipal bonds.1

STATE UPDATE

During the period, Oregon's low level of tax-supported debt and sound financial operations kept economic growth vibrant. The state's voters approved ballot Measure 47 in 1996, and in May 1997 passed a remedial referendum, ballot Measure 50, to clarify Measure 47's ambiguities. Measure 50 ensures that the state of Oregon will make up the school share of tax loss. With these measures, Oregon maintained successful financial management.



1. For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.



Oregon continued to diversify away from a dependence on the timber industry. Comparatively affordable land prices, together with an increasingly skilled workforce, has helped Oregon establish itself as an attractive place to locate facilities and operations. With diversification of Oregon's economic base, income levels grew more quickly than the national average; further, a projected population increase should prove valuable for its expanding overall employment base.


PORTFOLIO NOTES

We sought opportunities to replace some of the fund's lower-coupon issues with those offering a higher interest rate. As we made such portfolio adjustments, we remained mindful of the portfolio's overall credit quality. For example, nearly 65% of the Franklin Oregon Tax-Free Income Fund's total net assets were invested in issues rated AAA or AA, as of August 31, 1997.



GRAPHIC MATERIAL 20 OMITTED - SEE APPENDIX AT END OF DOCUMENT



Franklin Oregon
Tax-Free Income Fund
Portfolio breakdown on 8/31/97

                  % of total
                   long-term
Sector            investments

Prerefunded            19.1%
Hospitals              15.9%
Housing                13.6%
General Obligations    12.7%
Education               9.2%
Industrial              8.2%
Utilities               7.6%
Transportation          6.5%
Certificates of
 Participation          3.0%
Tax Allocation Bonds    1.6%
Health Care             1.3%
Other Revenue           1.1%
Special Assessment Bonds 0.2%

For a complete list of portfolio holdings, please see page 95 of this report.







PERFORMANCE SUMMARY

CLASS I

The Franklin Oregon Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 11.0 cents, from $11.55 on February 28, 1997, to $11.66 on August 31, 1997.

The fund posted a cumulative total return of +3.69% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

At the end of this reporting period, the fund's distribution rate was 5.12%, based on an annualization of the current monthly dividend of 5.2 cents ($0.052) per share and the maximum offering price of $12.18 on August 31, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Oregon state personal income tax bracket would need to earn 9.32% from a taxable investment to match the fund's tax-free distribution rate.


Franklin Oregon
Tax-Free Income Fund
Class I
Dividend Distributions
3/1/97 - 8/31/97*
                   Dividend
Month              per Share

March               5.2 cents
April               5.2 cents
May                 5.2 cents
June                5.2 cents
July                5.2 cents
August              5.2 cents
Total              31.2 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.



Franklin Oregon Tax-Free Income Fund - Class I
Periods ended 8/31/97

                                                                        Since
                                                                      Inception
                                                     1-Year   5-Year   (9/1/87)
Cumulative Total Return1                              8.04%   36.06%    105.47%
Average Annual Total Return2                          3.41%    5.43%      7.00%
Distribution Rate3                       5.12%
Taxable Equivalent Distribution Rate4    9.32%
30-Day Standardized Yield5               4.26%
Taxable Equivalent Yield4                7.75%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the initial sales charge.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.2 cent per share monthly dividend and the maximum offering price of $12.18 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Oregon state personal income tax bracket of 45.04%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


GRAPHIC MATERIAL 21 OMITTED - SEE APPENDIX AT END OF DOCUMENT



CLASS II

The Franklin Oregon Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 11.0 cents, from $11.61 on February 28, 1997, to $11.72 on August 31, 1997.

The fund posted a cumulative total return of +3.39% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charges.

At the end of this reporting period, the fund's distribution rate was 4.70%, based on an annualization of the current monthly dividend of 4.64 cents ($0.0464) per share, which includes a 12b-1 differential adjustment, and the offering price of $11.84 on August 31, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Oregon state personal income tax bracket would need to earn 8.55% from a taxable investment to match the fund's tax-free distribution rate.



Franklin Oregon
Tax-Free Income Fund
Class II
Dividend Distributions
3/1/97 - 8/31/97*

                   Dividend
Month              per Share
March              4.47 cents
April              4.69 cents
May                4.69 cents
June               4.69 cents
July               4.67 cents
August             4.67 cents
Total             27.88 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.



Franklin Oregon Tax-Free Income Fund - Class II
Periods ended 8/31/97
                                                                        Since
                                                                      Inception
                                                               1-Year  (5/1/95)
Cumulative Total Return1                                         7.49%  16.66%
Average Annual Total Return2                                     5.38%   6.38%
Distribution Rate3                       4.70%
Taxable Equivalent Distribution Rate4    8.55%
30-Day Standardized Yield5               3.82%
Taxable Equivalent Yield4           6.95%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charges.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months.
3. Distribution rate is based on an annualization of the current 4.64 cent per share monthly dividend, which includes a 12b-1 differential adjustment, and the offering price of $11.84 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Oregon state personal income tax bracket of 45.04%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



GRAPHIC MATERIAL 22 OMITTED - SEE APPENDIX AT END OF DOCUMENT



FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

Your Fund's Objective: Seeks to provide high, current income exempt from regular federal and Pennsylvania state personal income taxes through a portfolio consisting primarily of Pennsylvania municipal bonds.1 The fund's shares are also free from Pennsylvania personal property taxes.

COMMONWEALTH UPDATE

Pennsylvania finished the reporting period with a healthy debt position. Its general obligation debt maintained an AA- grade by Fitch Research, a national credit rating company.2 Economic growth has been relatively steady, and successful operations for three consecutive years allowed the budgetary surplus to reach $425 million by the close of the 1994-1995 fiscal year. In 1997, revenues have been revised upward by $194.5 million, and with additional expenditures of $89.5 million expected -- a surplus of $208.9 million is now anticipated.3

Pennsylvania's population continued to rise, but the state's growth in personal income levels lagged the national average. This sluggishness resulted from both the 1990's recession and industrial restructuring. Manufacturing, currently 18% of state employment, remains an important industry. However, the state is diversifying toward service and trade. Looking forward, we maintain a positive outlook and anticipate restoration of Pennsylvania's economic strengths.



1. For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. This does not indicate Fitch's rating of the fund.
3. Source: Fitch Research, 3/10/97.



GRAPHIC MATERIAL 23 OMITTED - SEE APPENDIX AT END OF DOCUMENT



PORTFOLIO NOTES

During the six-month period, Pennsylvania's municipal bond supply remained strong, contributing to the fund's well-diversified holdings. With the general lowering of interest rates during the period, refunding volume increased. As of August 31, 1997, prerefunded bonds comprised 12.8% of the fund's total long-term investments. We intend to sell prerefunded bonds with approximately five to six years remaining until the call date to maximize any price gains. By reinvesting proceeds in bonds offering longer call protection, we may also extend the fund's income-earning potential.

Insured bonds represented more than 51% of total municipal market new issues during the first six months of 1997. The insured sector represented 61% of the entire municipal market -- up from 26% in 1990.4 This increase in insurance has led to a narrowing of yields between AAA-rated and lower-rated securities, which in turn, has provided the market with more liquidity and less risk.

In response to these market factors, the fund concentrated its purchases in higher-grade, essential purpose issues. AAA-rated bonds comprised 56.3% of the fund's total long-term investments on August 31, 1997, compared with 53.9% six months ago. Essential-purpose education bonds were 11.7% of the fund's total long-term investments at the close of the period, while direct revenue utility issues represented 19.4%. Some of the fund's recent purchases included University of Pittsburgh and Exeter Township general obligation bonds.

Going forward, we anticipate a relatively stable interest-rate environment with moderate economic growth and mild inflation. Combining these circumstances with a continued, stable municipal supply, the Franklin Pennsylvania Tax-Free Income Fund should perform well during the next reporting period.



Franklin Pennsylvania
Tax-Free Income Fund
Portfolio breakdown on 8/31/97

                  % of total
                   long-term
Sector            investments
Hospitals              22.4%
Utilities              19.4%
Prerefunded            12.8%
Education              11.7%
Housing                10.0%
General Obligations     5.5%
Industrial              4.8%
Transportation          4.6%
Other Revenue           4.4%
Health Care             4.4%

For a complete list of portfolio holdings, please see page 100 of this report.





4. Source: The Bond Buyer



PERFORMANCE SUMMARY

CLASS I

The Franklin Pennsylvania Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 4.0 cents, from $10.39 on February 28, 1997, to $10.43 on August 31, 1997.

The fund posted a cumulative total return of +3.71% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

In addition to distributing 30.0 cents ($0.300) per share in dividend income, the fund paid out a long-term capital gain of 4.26 cents ($0.0426) in June 1997. Distributions will vary, depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not indicative of future trends.

At the end of this reporting period, the fund's distribution rate was 5.29%, based on an annualization of the current monthly dividend of 4.8 cents ($0.048) per share, which includes a dividend adjustment, and the maximum offering price of $10.89 on August 31, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Pennsylvania state personal income tax bracket would need to earn 9.01% from a taxable investment to match the fund's tax-free distribution rate.


Franklin Pennsylvania
Tax-Free Income Fund
Class I
Dividend Distributions
3/1/97 - 8/31/97*

                   Dividend
Month              per Share
March               5.0 cents
April               5.0 cents
May                 5.0 cents
June                5.0 cents
July                5.0 cents
August              5.0 cents
Total              30.0 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.



Franklin Pennsylvania Tax-Free Income Fund - Class I
Periods ended 8/31/97

                                                                        Since
                                                                      Inception
                                           1-Year   5-Year   10-Year  (12/1/86)
Cumulative Total Return1                    8.43%   38.93%   120.56%   110.73%
Average Annual Total Return2                3.86%    5.88%    7.76%     6.75%
Distribution Rate3                    5.29%
Taxable Equivalent Distribution Rate4 9.01%
30-Day Standardized Yield5            4.51%
Taxable Equivalent Yield4             7.68%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the initial sales charge.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 4.8 cent per share monthly dividend, which includes a dividend adjustment, and the maximum offering price of $10.89 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Pennsylvania state personal income tax bracket of 41.29%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

The Franklin Pennsylvania Tax-Free Income Fund - Class I paid distributions derived from long-term capital gains of 4.26 cents ($0.0426) per share in June 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.



GRAPHIC MATERIAL 24 OMITTED - SEE APPENDIX AT END OF DOCUMENT



CLASS II

The Franklin Pennsylvania Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 4.0 cents, from $10.43 on February 28, 1997, to $10.47 on August 31, 1997.

The fund posted a cumulative total return of +3.41% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

In addition to distributing 27.08 cents ($0.2708) per share in dividend income, the fund paid out a long-term capital gain of 4.26 cents ($0.0426) in June 1997. Distributions will vary, depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not indicative of future trends.

At the end of this reporting period, the fund's distribution rate was 4.87%, based on an annualization of the current monthly dividend of 4.29 cents
($0.0429) per share, which includes a dividend adjustment and a 12b-1 differential adjustment, and the offering price of $10.58 on August 31, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Pennsylvania state personal income tax bracket would need to earn 8.29% from a taxable investment to match the fund's tax-free distribution rate.



Franklin Pennsylvania
Tax-Free Income Fund
Class II
Dividend Distributions 3/1/97 - 8/31/97*

                   Dividend
Month              per Share
March              4.52 cents
April              4.50 cents
May                4.50 cents
June               4.50 cents
July               4.53 cents
August             4.53 cents
Total             27.08 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.



Franklin Pennsylvania Tax-Free Income Fund - Class II
Periods ended 8/31/97

                                                                        Since
                                                                      Inception
                                                              1-Year   (5/1/95)
Cumulative Total Return1                                       7.86%    16.80%
Average Annual Total Return2                                   5.83%     6.43%
Distribution Rate3                       4.87%
Taxable Equivalent Distribution Rate4    8.29%
30-Day Standardized Yield5               4.11%
Taxable Equivalent Yield4                7.00%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charges.

2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months.

3. Distribution rate is based on an annualization of the current 4.29 cent per share monthly dividend, which includes a dividend adjustment and a 12b-1 differential adjustment, and the offering price of $10.58 on August 31, 1997.

4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Pennsylvania state personal income tax bracket of 41.29%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

The Franklin Pennsylvania Tax-Free Income Fund - Class II paid distributions derived from long-term capital gains of 4.26 cents ($0.0426) per share in June 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.



GRAPHIC MATERIAL 25 OMITTED - SEE APPENDIX AT END OF DOCUMENT



FRANKLIN PUERTO RICO TAX-FREE INCOME FUND

Your Fund's Objective: Seeks to provide high, current income exempt from regular federal and many states' individual income taxes through a portfolio consisting primarily of Puerto Rico municipal bonds.1



COMMONWEALTH UPDATE

Revenue growth, resulting from favorable economic conditions and aggressive tax collection procedures, improved Puerto Rico's financial performance during the period. Puerto Rico maintained an A rating by Standard & Poor's, a national credit rating agency, reflecting the Commonwealth's high, but manageable debt structure.2 In addition to needing capital and infrastructure aid, Puerto Rico's latest actuary reports showed an unfunded pension obligation in excess of $5 billion.3 Nevertheless, Puerto Rico's economic indicators show positive signs. Construction, trade and service sectors, which account for over 50% of the employment base, continued to create job opportunities.

The benefits of Section 936 of the U.S. Internal Revenue Code, which provided tax incentives that have been instrumental in attracting manufacturing business development to the island over the past two decades, continued to phase out. The Commonwealth is expected to offset potential, long-term, negative effects of this important loss by increasing its economic competitiveness, developing additional incentives to attract and maintain companies, and by diversifying its economic base.



GRAPHIC MATERIAL 26 OMITTED - SEE APPENDIX AT END OF DOCUMENT



1. For investors subject to the federal and state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. This does not indicate Standard & Poor's rating of the fund.
3. Source: Standard & Poor's Creditweek Municipal, 3/17/97.



PORTFOLIO NOTES

During the reporting period, we continued to focus on diversifying the fund's investments, while increasing the portfolio's average credit quality. For example, the fund's total long-term investments invested in AAA-rated issues increased during the six months, from 31.3% to 36%, while those rated BBB decreased, from 48% to 45.9%. These changes in the portfolio's credit-quality breakdown resulted in part from an increase in the volume of insured Puerto Rico bonds coming to market. Additionally, several of the fund's bonds became prerefunded during the six months, which improved their credit quality.

The total municipal market supply of primary issues was approximately 22% higher than for this same period last year.4 Most of the major issuers sold bonds over the last six months, and Franklin's Puerto Rico Tax-Free Income Fund was an active buyer. The fund continued to stay diversified, as evidenced by recent purchases including Puerto Rico Public Building Authority, Puerto Rico Commonwealth Highway and Transportation Authority, Hospital Auxilio Mutuo Obligation Group, and University of Puerto Rico Revenue.

Our strategy going forward will continue to emphasize an income-oriented approach, while maintaining strong diversification among issuers.



Franklin Puerto Rico
Tax-Free Income Fund
Portfolio breakdown on 8/31/97

                  % of total
                   long-term
Sector            investments
Utilities              23.3%
Transportation         20.1%
Hospitals              10.2%
General Obligations    10.2%
Other Revenue           9.3%
Prerefunded             7.9%
Housing                 7.7%
Education               5.0%
Industrial              4.7%
Sales Tax Revenue       1.6%

For a complete list of portfolio holdings, please see page 105 of this report.


4. Source: The Bond Buyer, 8/5/97.


PERFORMANCE SUMMARY



CLASS I

The Franklin Puerto Rico Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 12.0 cents, from $11.51 on February 28, 1997, to $11.63 on August 31, 1997.

The fund posted a cumulative total return of +3.93% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

In addition to distributing 31.5 cents ($0.315) per share in dividend income, the fund paid out a long-term capital gain of 1.40 cents ($0.0140) in June 1997. Distributions will vary, depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not indicative of future trends.

At the end of this reporting period, the fund's distribution rate was 5.04%, based on an annualization of the current monthly dividend of 5.1 cents ($0.051) per share and the maximum offering price of $12.15 on August 31, 1997. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket would need to earn 8.34% from a taxable investment to match the fund's tax-free distribution rate. Additionally, the fund's income dividends are free from some states' personal income taxes, which may further increase the taxable equivalent rate.



Franklin Puerto Rico
Tax-Free Income Fund
Class I
Dividend Distributions

3/1/97 - 8/31/97*

                   Dividend
Month              per Share
March               5.40 cents
April               5.40 cents
May                 5.40 cents
June                5.10 cents
July                5.10 cents
August              5.10 cents
Total              31.5 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.



Franklin Puerto Rico Tax-Free Income Fund - Class I
Periods ended 8/31/97

                                                                       Since
                                                                     Inception
                                           1-Year   5-Year   10-Year  (4/3/85)
Cumulative Total Return1                    8.60%   37.48%   110.22%   158.87%
Average Annual Total Return2                3.96%    5.65%    7.25%     7.59%
Distribution Rate3                    5.04%
Taxable Equivalent Distribution Rate4 8.34%
30-Day Standardized Yield5            4.31%
Taxable Equivalent Yield4             7.14%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the initial sales charge.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.1 cent per share monthly dividend and the maximum offering price of $12.15 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

The Franklin Puerto Rico Tax-Free Income Fund - Class I paid distributions derived from long-term capital gains of 1.4 cents ($0.0140) per share in June 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.



GRAPHIC MATERIAL 27 OMITTED - SEE APPENDIX AT END OF DOCUMENT



CLASS II

The Franklin Puerto Rico Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 11.0 cents, from $11.53 on February 28, 1997, to $11.64 on August 31, 1997.

The fund posted a cumulative total return of +3.55% for the six month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

In addition to distributing 28.24 cents ($0.2824) per share in dividend income, the fund paid out a long-term capital gain of 1.4 cents ($0.0140) in June 1997. Distributions will vary, depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not indicative of future trends.

At the end of this reporting period, the fund's distribution rate was 4.64%, based on an annualization of the current monthly dividend of 4.55 cents ($0.0455) per share, which includes a 12b-1 differential adjustment, and the offering price of $11.76 on August 31, 1997. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket would need to earn 7.69% from a taxable investment to match the fund's tax-free distribution rate. Additionally, the fund's income dividends are free from some states' personal income taxes, which may further increase the taxable equivalent rate.



Franklin Puerto Rico
Tax-Free Income Fund
Class II
Dividend Distributions

3/1/97 - 8/31/97*

                   Dividend
Month              per Share
March              4.83 cents
April              4.85 cents
May                4.85 cents
June               4.55 cents
July               4.58 cents
August             4.58 cents
Total             28.24 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

Franklin Puerto Rico Tax-Free Income Fund - Class II
Periods ended 8/31/97

                                                                       Since
                                                                     Inception
                                                             1-Year   (5/1/95)

Cumulative Total Return1                                     7.79%    16.81%
Average Annual Total Return2                                 5.68%     6.44%
Distribution Rate3                       4.64%
Taxable Equivalent Distribution Rate4    7.69%
30-Day Standardized Yield5               3.90%
Taxable Equivalent Yield4                6.46%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charges.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months.
3. Distribution rate is based on an annualization of the current 4.55 cent per share monthly dividend, which includes a 12b-1 differential adjustment, and the offering price of $11.76 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

The Franklin Puerto Rico Tax-Free Income Fund - Class II paid distributions derived from long-term capital gains of 1.4 cents ($0.0140) per share in June 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.



GRAPHIC MATERIAL 28 OMITTED - SEE APPENDIX AT END OF DOCUMENT



FRANKLIN FEDERAL INTERMEDIATE-TERM
TAX-FREE INCOME FUND

Your Fund's Objective: Seeks to provide high, current income exempt from regular, federal income tax through a portfolio of municipal bonds with an average weighted maturity (the time in which a debt must be repaid) between three and 10 years.1


PORTFOLIO NOTES

During the six-month reporting period, the U.S. economy continued to exhibit steady growth and expanding job opportunities. The emergence of higher inflation was seemingly absent, however. As a result, interest rates generally declined, with the 10-year T-Note yielding 6.34% on August 31, 1997, compared with 6.58% on February 28, 1997.2


Total net assets in Franklin's Federal Intermediate-Term Tax-Free Income Fund increased from $104.7 million on February 28, 1997, to $116.6 million on August 31, 1997.

The fund's credit-quality breakdown changed somewhat during the period. In particular, issues rated AAA to A increased over the period, from 35.9% of total long-term investments, to 48.7%. Some of this increase resulted from our purchases of New York City general obligation bonds. New York issues were one of the strongest segments of the municipal market during the reporting period. Other additions to the portfolio included Houston Texas Airport System bonds for Continental Airlines, Memphis-Shelby County Airport Authority Tennessee for Federal Express Corporation, and Hillsboro Oregon Hospital Authority-Tuality Health Care.



GRAPHIC MATERIAL 29 OMITTED - SEE APPENDIX AT END OF DOCUMENT



1. For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. The risks of investing in a non-diversified fund, such as increased susceptibility to adverse economic or regulatory developments, are described in the fund's prospectus.
2. Source: Micropal.



Although the fund continued to perform well, we had one issue of the 143 issues held by the fund that experienced difficulty and filed for bankruptcy protection. We reduced the position, and presently it represents less than 1% of the fund's total long-term investments. We are closely monitoring the situation.

We anticipate interest rates will continue to move within a relatively narrow range in the foreseeable future. If our expectations hold true, the Franklin Federal Intermediate-Term Tax-Free Income Fund should perform well in the coming months.



Franklin Federal Intermediate-Term
Tax-Free Income Fund
Portfolio breakdown on 8/31/97

                  % of total
                   long-term
Sector            investments

Utilities              12.7%
General Obligations    12.7%
Hospitals              10.5%
Housing                10.1%
Industrial             10.0%
Certificates of
 Participation          8.6%
Special Assessments     8.3%
Education               7.7%
Transportation          5.5%
Other Revenue           4.4%
Health Care             3.9%
Marks-Roos              2.6%
Tax Allocation Bonds    2.6%
Prerefunded             0.4%

For a complete list of portfolio holdings, please see page 108 of this report.



PERFORMANCE SUMMARY

The Franklin Federal Intermediate-Term Tax-Free Income Fund's share price, as measured by net asset value, increased 9.0 cents, from $10.94 on February 28, 1997, to $11.03 on August 31, 1997.

The fund posted a cumulative total return of +3.37% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

At the end of this reporting period, the fund's distribution rate was 4.89%, based on an annualization of the current monthly dividend of 4.6 cents ($0.046) per share and the maximum offering price of $11.28 on August 31, 1997. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket would need to earn 8.10% from a taxable investment to match the fund's tax-free distribution rate.



Franklin Federal Intermediate-Term
Tax-Free Income Fund
Dividend Distributions

3/1/97 - 8/31/97*

                   Dividend
Month              per Share
March               4.6 cents
April               4.6 cents
May                 4.6 cents
June                4.6 cents
July                4.6 cents
August              4.6 cents
Total              27.6 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.



Franklin Federal Intermediate-Term Tax-Free Income Fund
Periods ended 8/31/97

                                                                      Since
                                                                    Inception
                                                   1-Year   3-Year   (9/23/92)
Cumulative Total Return1                           7.90%   21.98%    39.80%
Average Annual Total Return2                       5.44%    6.05%     6.53%
Distribution Rate3                      4.89%
Taxable Equivalent Distribution Rate4   8.10%
30-Day Standardized Yield5              4.27%
Taxable Equivalent Yield4               7.07%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the initial sales charge.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the maximum 2.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 4.6 cent per share monthly dividend and the maximum offering price of $11.28 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum federal income tax bracket of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

The fund's manager has agreed to waive a portion of management expenses, which reduces operating expenses and increased yield, distribution rate and total return to shareholders. Without these reductions, the fund's distribution rate would have been lower, and yield for the period would have been 4.21%. The fee waiver may be discontinued at any time upon notification to the fund's Board of Trustees.



GRAPHIC MATERIAL 30 OMITTED - SEE APPENDIX AT END OF DOCUMENT



FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

Your Fund's Objective: Seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting primarily of higher-yielding, medium- to lower-rated and non-rated municipal securities.1 As discussed in the fund's prospectus, these securities entail greater risk than higher-rated municipal securities.


MARKET OVERVIEW

In a pre-emptive move against potentially higher inflation, the Federal Reserve Board raised short-term interest rates a quarter-point in March 1997. Although interest rates reached their highest level for the year early in the second quarter, they began trending downward when it became evident that inflation was benign and economic growth was moderating.

Healthy economies have led to increased revenues for many state and local governments. Voters have been reluctant to approve any new measures that would increase taxes, and many government policies have shifted toward spending restraints. In light of such fiscal improvements, Standard & Poor's and other national credit rating agencies have upgraded many municipalities' credit ratings, allowing municipal bond insurers to offer very attractive rates. As a result, insured issues continued to dominate the new issue market.



1. The fund's dividends are generally subject to state and local income taxes, if any. For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. In general, an investor is paid a higher yield to assume a greater degree of credit risk.



GRAPHIC MATERIAL 31 OMITTED - SEE APPENDIX AT END OF DOCUMENT



PORTFOLIO UPDATE

Municipal bond insurance helps issuers market their securities and attract the widest variety of investors. The availability of insurance for new issues (as well as secondary securities) also contributed to the narrowing of quality spreads during the period. Also, the sustained low-interest-rate environment has created greater demand for higher-yielding, lower-quality securities, as fund managers throughout the municipal market strive to maintain their dividends. Nonetheless, we found what we felt were compelling values in certain investment-grade and high-yield sectors of the market.

For example, earlier in the period we took advantage of the large supply of New York bonds by purchasing a significant amount of New York State-appropriated (backed) paper, as well as New York City general obligation bonds (G.O.) This slightly increased our overall exposure to New York bonds, from 15.0% of total long-term investments on February 28, 1997, to approximately 15.7% on August 31, 1997. Since the time of our purchases, there has been positive news regarding both New York State's and City's fiscal results. Consequently Standard & Poor's upgraded the ratings on New York state bonds and, as a result, the New York municipal market has outperformed the general bond market, contributing to the fund's performance during the period under review. In fact, New York City G.O.s have been some of the best-performing bonds in the market over the past few months.

Other sectors we felt provided value included certain lower-quality utility credits whose bond prices were depressed, in part, as a result of negative press regarding deregulation. For example, we purchased issues from Tucson Electric, Public Service Colorado, and Public Service New Mexico. These bonds performed extremely well over the period. We also looked for value in the health care sector, although we were less successful in finding opportunities in this area.

At the close of the period, 25.1% of the fund's total long-term investments were in AAA-rated securities, up slightly from 25% on February 28, 1997. Total long-term investments in general obligation bonds increased, from 9.9% on February 28, 1997, to 10.6% on August 31, 1997, while the industrial development sector increased, from 5.7% to 7.6%, for the same period. Non-rated issues decreased slightly, from 34.4% to 30.3% of total long-term investments.

Although the fund performed well during the reporting period, one of the fund's 828 issues which experienced difficulty when the borrower filed bankruptcy. This issuer currently is in litigation, but the market value of this position is less than .5% of the fund's total long-term investments.



Franklin High Yield
Tax-Free Income Fund
Portfolio breakdown on 8/31/97

                  % of total
                   long-term
Sector            investments
Utilities              22.6%
Transportation         12.6%
General Obligations    10.6%
Hospitals              10.5%
Special Assessment      8.2%
Prerefunded             8.0%
Industrial              7.6%
Housing                 4.7%
Health Care             4.7%
Other Revenue           3.7%
Education               2.8%
Mello-Roos              1.8%
Certificates of
 Participation          1.6%
Tax Allocation          0.4%
Marks-Roos              0.1%
Sales Tax               0.1%

For a complete list of portfolio holdings, please see page 114 of this report.



PERFORMANCE SUMMARY

CLASS I

The Franklin High Yield Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 14.0 cents, from $11.21 on February 28, 1997, to $11.35 on August 31, 1997.

The fund posted a cumulative total return of +4.38% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

At the end of this reporting period, the fund's distribution rate was 5.77%, based on an annualization of the current monthly dividend of 5.7 cents ($0.057) per share and the maximum offering price of $11.85 on August 31, 1997. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket would need to earn 9.56% from a taxable investment to match the fund's tax-free distribution rate.



Franklin High Yield
Tax-Free Income Fund
Class I
Dividend Distributions

3/1/97 - 8/31/97*

                   Dividend
Month              per Share
March               6.1 cents
April               5.7 cents
May                 5.7 cents
June                5.7 cents
July                5.7 cents
August              5.7 cents
Total              34.6 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.



Franklin High Yield Tax-Free Income Fund - Class I
Periods ended 8/31/97

                                                                        Since
                                                                      Inception
                                           1-Year   5-Year   10-Year  (3/18/86)
Cumulative Total Return1                   10.13%   48.04%   137.03%   157.47%
Average Annual Total Return2                5.42%    7.22%    8.55%     8.20%
Distribution Rate3                    5.77%
Taxable Equivalent Distribution Rate4 9.56%
30-Day Standardized Yield5            5.05%
Taxable Equivalent Yield4             8.36%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the initial sales charge.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.7 cent per share monthly dividend and the maximum offering price of $11.85 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum federal income tax bracket of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



GRAPHIC MATERIAL 32 OMITTED - SEE APPENDIX AT END OF DOCUMENT



CLASS II

The Franklin High Yield Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 15.0 cents, from $11.26 on February 28, 1997, to $11.41 on August 31, 1997.

The fund posted a cumulative total return of +4.15% for the six-month period ended August 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charges.

At the end of this reporting period, the fund's distribution rate was 5.36%, based on an annualization of the current monthly dividend of 5.15 cents ($0.0515) per share, which includes a 12b-1 differential adjustment, and the offering price of $11.53 on August 31, 1997. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket would need to earn 8.87% from a taxable investment to match the fund's tax-free distribution rate.



Franklin High Yield
Tax-Free Income Fund
Class II
Dividend Distributions
3/1/97 - 8/31/97*

                   Dividend
Month              per Share
March              5.49 cents
April              5.17 cents
May                5.17 cents
June               5.17 cents
July               5.17 cents
August             5.17 cents
Total             31.34 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.




Franklin High Yield Tax-Free Income Fund - Class II
Periods ended 8/31/97

                                                                      Since
                                                                    Inception
                                                            1-Year   (5/1/95)
Cumulative Total Return1                                     9.54%    20.91%
Average Annual Total Return2                                 7.46%     8.00%
Distribution Rate3                      5.36%
Taxable Equivalent Distribution Rate4   8.87%
30-Day Standardized Yield5              4.64%
Taxable Equivalent Yield4               7.68%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charges.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months.
3. Distribution rate is based on an annualization of the current 5.15 cent per share monthly dividend, which includes a 12b-1 differential adjustment, and the offering price of $11.53 on August 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum federal income tax bracket of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1997.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



GRAPHIC MATERIAL 33 OMITTED - SEE APPENDIX AT END OF DOCUMENT



GLOSSARY OF INVESTMENT TERMS



Average Annual Total Return: The average annual change in value of an investment over the periods indicated. Unless otherwise stated, figures shown in this report include sales charges.

Discount: Amount by which a bond sells below its face (par) value. For instance, a bond with a $1,000 face value that sells for $900 would have a $100 discount.

Call Protection: The length of time during which a bond cannot be redeemed by its issuer.

Coupon: A bond's interest rate that the issuer promises to pay to the holder until the bond matures.

Cumulative Total Return: Measures the change in value of an investment over the periods indicated. Unless otherwise stated, figures shown in this report exclude sales charges.

Current-Coupon Bond: A bond with a coupon rate that is within half a percentage point of current market interest rates. See also Full Coupon Bond.

Full-Coupon Bond: A bond with a coupon rate that is near or above current market interest rates. See also Current Coupon Bond.

High-Grade  Bond/High-Quality  Bond:  A  bond  rated  AAA  or AA by  Standard  &
Poor's(R)  or  Aaa  or  Aa  by  Moody's   Investors   Service  --  two  national
credit-rating agencies.

Investment-Grade Bond: A bond with a rating of AAA to BBB, usually within the top four rating categories assigned to bonds.

Premium: Amount by which a bond sells above its face (par) value. For instance, a bond with a $1,000 face value that sells for a $1,100 would have a $100 premium.

Prerefunded Bond: A bond that will be paid off at its first call date with proceeds of the sale of a second bond carrying a lower interest rate. The proceeds are generally invested in U.S. Treasuries set to mature at the original bonds first call date. When a bond is prerefunded its premium rises, and then falls to par value as the refunding date approaches.

Par Value: The face value or amount at which a security will be redeemed at maturity -- typically $1,000 for a bond.

Yield Spread: The relative yield differential between lower- and higher-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for added credit risk.



MUNICIPAL BOND RATINGS


Moody's

Aaa: Best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.



Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.



FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Arizona Tax-Free Income Fund

                                                        Six Months Ended
                                                         August 31, 1997             Year Ended February 28,
Class I                                                    (unaudited)      1997    19962      1995      1994      1993
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ......                  $11.24       $11.34    $11.11    $11.58    $11.57    $10.82
Income from investment operations:
 Net investment income ....................                     .31          .62       .64       .65       .66       .68
 Net realized and unrealized gains (losses)                     .08         (.04)      .36      (.48)      .02       .73
Total from investment operations ..........                     .39          .58      1.00       .17       .68      1.41
Less distributions:
 Dividends from net investment income .....                    (.31)        (.63)     (.65)     (.64)     (.67)     (.66)
 Distributions from net realized gains ....                    (.01)        (.05)     (.12)    --        --        --
Total distributions .......................                    (.32)        (.68)     (.77)     (.64)     (.67)     (.66)
Net asset value, end of period ............                  $11.31       $11.24    $11.34    $11.11    $11.58    $11.57

Total return+ .............................                    3.44%        5.33%     9.24%     1.63%     5.76%    13.22%

Ratios/Supplemental Data
Net assets, end of period (000's) .........             $779,438     $752,335  $750,797  $720,801  $796,838  $707,702
Ratio to average net assets:
 Expenses .................................                     .63%*        .62%      .62%      .60%      .54%      .55%
 Net investment income ....................                    5.48%*       5.59%     5.67%     5.86%     5.65%     6.11%
Portfolio turnover rate ...................                   10.13%       16.57%    25.12%    18.65%    14.17%     5.67%

Class II
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ......                  $11.30       $11.38    $11.15
Income from investment operations:
 Net investment income ....................                     .28          .57       .49
 Net realized and unrealized gains (losses)                     .08         (.03)      .34
Total from investment operations ..........                     .36          .54       .83
Less distributions:
 Dividends from net investment income .....                    (.28)        (.57)     (.48)
 Distributions from net realized gains ....                    (.01)        (.05)     (.12)
Total distributions .......................                    (.29)        (.62)     (.60)
Net asset value, end of period ............                  $11.37       $11.30    $11.38

Total return+ .............................                    3.23%        4.89%     7.60%

Ratios/Supplemental Data
Net assets, end of period (000's) .........                  $8,893       $5,486    $1,892
Ratio to average net assets:
 Expenses .................................                    1.20%*       1.19%     1.20%*
 Net investment income ....................                    4.96%*       5.01%     5.05%*
Portfolio turnover rate ...................                   10.13%       16.57%    25.12%

2For the period May 1, 1995 (effective date) to February 29, 1996 for Class II. +Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price. *Annualized

FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1997 (unaudited)



                                                                                                  PRINCIPAL
 Franklin Arizona Tax-Free Income Fund                                                             AMOUNT       VALUE
 Long Term Investments 99.7%
 Apache Junction, Arizona Water Utilities Community, 5.80%, 7/01/17 .................          $ 1,200,000  $ 1,244,460
 Arizona Educational Loan Marketing Corp. Revenue,
 MBIA Insured, Series B, 7.35%, 9/01/04 .............................................            1,000,000    1,061,950
 MBIA Insured, Series B, 7.375%, 9/01/05 ............................................              775,000      821,849
 Senior Series, 6.375%, 9/01/05 .....................................................           10,000,000   10,538,500
 Series B, 7.00%, 3/01/03 ...........................................................            1,000,000    1,080,880
 Series B, 7.00%, 3/01/05 ...........................................................            1,000,000    1,072,580
 Sub-Series, 6.625%, 9/01/05 ........................................................            1,000,000    1,064,690
 Arizona Health Facilities Authority, Hospital System Revenue, Phoenix Baptist Hospital,
 MBIA Insured, ETM, 6.25%, 9/01/11 ..................................................            2,000,000    2,173,280
 Arizona Health Facilities Authority Revenue, Arizona Voluntary Hospital, FGIC Insured, Series B,
 7.25%, 10/01/13 ....................................................................            5,000,000    5,311,750
 Hospital Federal Pooled Loan Revenue, 7.75%, 10/01/07 ..............................              770,000      823,738
 Arizona State COP,
 AMBAC Insured, Refunding, Series B, 6.25%, 9/01/10 .................................            5,000,000    5,415,850
 FSA Insured, 6.625%, 9/01/08 .......................................................            5,000,000    5,454,500
 Arizona State Municipal Financing Program, COP, BIG Insured,
 Dysart School, Series 22, ETM, 7.875%, 8/01/05 .....................................            1,350,000    1,637,253
 Peoria School, Series 19, ETM, 7.75%, 8/01/04 ......................................              500,000      595,540
 Pre-Refunded, Series 29, 7.125%, 8/01/14 ...........................................            2,500,000    2,665,225
 Series 20, ETM, 7.625%, 8/01/06 ....................................................            3,250,000    3,770,780
 Series 25, 7.875%, 8/01/14 .........................................................              500,000      647,865
 Arizona State Transportation Board, Excise Tax Revenue, Maricopa County Regional
 Area Road Fund, Pre-Refunded, Series A, 7.60%,  7/01/05 ............................            1,750,000    1,838,760
 Arizona State Waste Management Authority, Wastewater Financial Assistance Revenue,
 6.80%, 7/01/11 .....................................................................            4,000,000    4,416,960
 AMBAC Insured, Series A, 5.625%, 7/01/15 ...........................................            1,000,000    1,015,710
 Arizona Water Infrastructure Finance Authority Revenue, Water Quality Financial
 Assistance, MBIA Insured, Series A, 5.00%, 7/01/17 .................................            1,670,000    1,606,874
 Bullhead City Municipal Property Corp., Municipal Facilities Revenue,
 MBIA Insured, Pre-Refunded, 7.20%, 7/01/09 ..........................................           2,125,000    2,263,125
 Casa Grande Excise Tax Revenue, 6.20%, 4/01/15 .....................................              930,000      988,162
 Casa Grande IDA, Frito Lay/PepsiCo,
 IDR, 6.65%, 12/01/14 ...............................................................              500,000      547,450
 PCR, 6.60%, 12/01/10 ...............................................................            1,800,000    1,967,598
 Central Arizona Water Conservation District Contract Revenue, Central Project,
 Pre-Refunded, Series A, 7.65%, 11/01/09 ............................................            3,000,000    3,350,760
 Chandler GO, FGIC Insured,
 Pre-Refunded, 6.80%, 7/01/13 .......................................................            1,750,000    1,997,048
 Pre-Refunded, 6.85%, 7/01/14 .......................................................            1,625,000    1,859,130
 Refunding, 7.00%, 7/01/12 ..........................................................            1,000,000    1,096,770
 Chandler IDA, MFHR, Refunding, Hacienda Apartments, Project A, GNMA Secured, 6.05%,
 7/20/30                                                                                         4,055,000    4,169,635
 Chandler Street and Highway Revenue, MBIA Insured, Pre-Refunded, 6.85%, 7/01/13 ....            1,250,000    1,430,100
 Chandler Water and Sewer Revenue, FGIC Insured, Refunding,
 7.00%, 7/01/12 .....................................................................            6,715,000    7,364,811
 6.25%, 7/01/13 .....................................................................            2,165,000    2,320,425
 5.25%, 7/01/15 .....................................................................            2,270,000    2,241,375
 Coconino County,
 Arizona Public Service Co., PCC Revenue, MBIA Insured, Refunding, Series A, 5.875%,
 8/15/28                                                                                         5,275,000    5,400,756
 Flagstaff USD No. 1, AMBAC Insured, 6.20%, 7/01/06 .................................            1,095,000    1,150,155
 PCC Revenue, 6.375%, 10/01/36 ......................................................            3,500,000    3,596,320
 Eloy Municipal Property Corp., Facilities Revenue, 7.80%, 7/01/09 ..................            1,475,000    1,574,725
 Gila County IDAR, PCR, ASARCO, Inc. Project, Refunding, 8.90%, 7/01/06 .............            3,320,000    3,436,200
 Gilbert ID No. 11, FGIC Insured, 7.60%, 1/01/05 ....................................            1,500,000    1,554,330
 Gilbert Water and Sewer Revenue, FGIC Insured, Refunding, 6.50%,
 7/01/12 ............................................................................            1,500,000    1,649,370
 7/01/22 ............................................................................            3,250,000    3,530,280
 Glendale IDA, Educational Facilities Revenue, Refunding, American Graduate
 School International, Connie Lee Insured,
 5.875%, 7/01/15 ....................................................................            2,200,000    2,261,776
 Pre-Refunded, 7.00%, 7/01/14 .......................................................            1,000,000    1,166,730
 Pre-Refunded, 7.125%, 7/01/20 ......................................................            1,250,000    1,468,600
 Glendale IDAR, Midwestern University, Connie Lee Insured, Series A, 6.00%,
 5/15/16.............................................................................            1,940,000    2,025,438
 5/15/26.............................................................................            2,000,000    2,079,860
 Glendale Municipal Property Corp., MBIA Insured, 7.00%, 7/01/09 ....................          $ 2,400,000  $ 2,531,112
 Guam Power Authority Revenue, Series A, 6.30%,
 10/01/12............................................................................            3,630,000    3,785,146
 10/01/22............................................................................            4,000,000    4,159,120
 Lake Havasu City, Wastewater COP, FGIC Insured, 7.00%, 6/01/05 .....................            2,700,000    2,945,835
 Maricopa County COP, 6.00%, 6/01/04 ................................................            8,000,000    8,327,840
 Maricopa County Hospital Revenue, Sun Health Corp., Refunding,
 5.80%, 4/01/08 .....................................................................            3,870,000    3,965,086
 5.90%, 4/01/09 .....................................................................            2,120,000    2,175,332
 6.125%, 4/01/18 ....................................................................           14,150,000   14,556,954
 Maricopa County IDA,
 Hospital Facility Revenue, FSA Insured, 7.50%, 12/01/13 ............................            1,445,000    1,594,644
 Hospital Facility Revenue, FSA Insured, Pre-Refunded, 7.50%, 12/01/13 ..............            1,305,000    1,456,928
 Hospital Facility Revenue, Samaritan Hospital Health Services, MBIA Insured,
 Refunding, Series A, 7.00%, 12/01/13 ..............................................            17,800,000   19,463,054
 Hospital Facility Revenue, Samaritan Hospital Health Services, MBIA Insured,
  Refunding, Series A, 7.00%, 12/01/16 ..............................................            1,890,000    2,259,060
 IDR, Citizens Utilities Co. Project, 6.20%, 5/01/30 ................................            5,000,000    5,292,350
 Mercy Health System, MBIA Insured, Pre-Refunded, Series A, 7.125%, 7/01/07 .........            1,660,000    1,779,653
 Mercy Health System, MBIA Insured, Pre-Refunded, Series C, 7.15%, 7/01/15 ..........              750,000      805,073
 MFHR, Madera Pointe Apts, FSA Insured, 5.90%, 6/01/26 ..............................            2,105,000    2,163,793
 SFMR, GNMA Secured, 8.00%, 9/01/09 .................................................              875,000      916,790
 Maricopa County School District No. 4, Mesa Unified, FGIC Insured,
 5.65%, 7/01/11 .....................................................................            1,500,000    1,558,305
 5.70%, 7/01/12 .....................................................................            2,000,000    2,077,560
 Maricopa County School District No. 28, Kyrene Elementary, FGIC Insured, Series B, 6.00%,
 7/01/14                                                                                         2,000,000    2,086,100
 Maricopa County Stadium District Revenue, MBIA Insured, 5.75%, 7/01/16 .............            3,000,000    3,072,660
 Maricopa County UHSD No. 210,
 Series A, 5.70%, 7/01/15 ...........................................................              500,000      515,895
 Series B, 5.50%, 7/01/17 ...........................................................            9,050,000    9,076,426
 Maricopa County USD No. 8, Osborn School Improvement Project,
 FGIC Insured, Series A, 5.875%, 7/01/14 ............................................            3,500,000    3,677,310
 Pre-Refunded, Series B, 7.10%, 7/01/05 .............................................              500,000      531,175
 Pre-Refunded, Series B, 7.15%, 7/01/07 .............................................            1,075,000    1,142,962
 Pre-Refunded, Series B, 7.20%, 7/01/09 .............................................            1,885,000    2,005,810
 Maricopa County USD No. 11, Peoria, Refunding,
 AMBAC Insured, 6.10%, 7/01/10 ......................................................            6,300,000    6,832,224
 MBIA Insured, 7.00%, 7/01/10 .......................................................            2,800,000    3,064,768
 Maricopa County USD No. 41, Gilbert, 6.25%, 7/01/15 ................................            2,000,000    2,063,280
 Maricopa County USD No. 65, Littleton School Improvement, FGIC Insured, Series B, 6.40%,
 7/01/14                                                                                         1,175,000    1,276,802
 Maricopa County USD No. 66, Roosevelt Elementary Project, FGIC Insured, Series B, 5.25%,
 7/01/17                                                                                         2,500,000    2,436,675
 Maricopa County USD No. 68, Alhambra, Refunding & Improvement, AMBAC Insured, 5.625%,
 7/01/13                                                                                         4,000,000    4,131,200
 Maricopa County USD No. 69, GO, Paradise Valley, Series A, 7.10%, 7/01/05 ..........            1,000,000    1,137,780
 Maricopa County USD No. 80, Chandler, FGIC Insured, 6.00%, 7/01/13 .................            1,600,000    1,693,056
 Maricopa County USD No. 89, Dysart, Refunding & Improvement, FGIC Insured,
 6.70%, 7/01/05 .....................................................................              240,000      256,550
 6.75%, 7/01/06 .....................................................................            1,760,000    1,881,246
 Maricopa County USD No. 98, Fountain Hills School, Improvement Bond,
 FGIC Insured, Refunding, 6.625%, 7/01/10 ..........................................             1,300,000    1,399,333
 Maricopa County USD No. 214, Tolleson GO, FGIC Insured, 5.75%, 7/01/14 .............            1,000,000    1,034,810
 Mesa Arizona Utility Systems Revenue, FGIC Insured,
 5.125%, 7/01/15 ....................................................................            7,750,000    7,620,498
 5.375%, 7/01/17 ....................................................................           15,500,000   15,518,910
 Mesa IDA, Health Care Facilities Revenue, Western Health Network, BIG Insured,
 Refunding, Series B-2, 7.50%, 1/01/08 ..............................................              750,000      792,998
 Series A-2, 7.625%, 1/01/13 ........................................................            5,250,000    5,586,735
 Series A-3, 7.625%, 1/01/13 ........................................................              250,000      266,035
 Series A-4, 7.625%, 1/01/09 ........................................................            2,190,000    2,319,035
 Mohave County, Hospital District No. 1, Kingman Regional Medical Center Project,
 FGIC Insured, 6.50%, 6/01/15 .......................................................            1,500,000    1,608,285
 Pre-Refunded, 8.375%, 6/01/15 ......................................................            6,350,000    7,124,827

 Mohave County IDA,
 Health Care Revenue, Chris Ridge and Silver Insured, GNMA Secured,
 Refunding, 6.375%, 11/01/31 .......................................................           $ 1,585,000  $ 1,686,678
 Hospital Systems Revenue, Baptist Hospital, MBIA Insured, 5.50%, 9/01/21 ...........            1,500,000    1,498,005
 Hospital Systems Revenue, Baptist Hospital, MBIA Insured, 5.75%, 9/01/26 ...........            4,675,000    4,766,537
 Hospital Systems Revenue, Medical Environments, Inc., Phoenix Hospital
 and Medical Center, ETM, 5.80%, 7/01/99 ............................................            1,595,000    1,644,939
 IDR, Citizens Utilities Co. Project, 6.60%, 5/01/29 ................................            4,100,000    4,401,801
 IDR, Citizens Utilities Co. Project, Series A, 7.15%, 2/01/26 ......................           10,000,000   10,659,400
 IDR, Citizens Utilities Co. Project, Series B, 7.15%, 2/01/26 ......................            5,000,000    5,329,700
 Navajo County PCR, Refunding, Arizona Public Service Co.,
 MBIA Insured, 5.875%, 8/15/28 ......................................................            3,000,000    3,071,520
 Series A, 5.875%, 8/15/28 ..........................................................           54,500,000   55,413,410
 Nogales Municipal Development Authority, Inc., Municipal Facilities Revenue,
 MBIA Insured, Refunding,
 7.20%, 6/01/08 .....................................................................            6,350,000    6,971,411
 Pre-Refunded, 8.00%, 6/01/08 .......................................................              500,000      520,405
 Northern Arizona University System Revenue,
 FGIC Insured, Refunding, 6.40%, 6/01/07 ............................................            2,750,000    2,975,748
 Pre-Refunded, 7.50%, 6/01/06 .......................................................            3,700,000    3,915,414
 Northern Mariana Islands, Commonwealth Ports Authority, Seaport Revenue, Port Saipan
 Harbor Improvement, Series A,
 5.35%, 10/01/98 ....................................................................              310,000      311,429
 5.45%, 10/01/99 ....................................................................              330,000      331,264
 5.55%, 10/01/00 ....................................................................              345,000      347,401
 5.65%, 10/01/01 ....................................................................              365,000      367,482
 5.75%, 10/01/02 ....................................................................              385,000      388,176
 6.85%, 10/01/25 ....................................................................            7,150,000    7,380,373
 Oro Valley, COP, MBIA Insured, 5.750%, 7/01/17 .....................................            1,000,000    1,034,030
 Oro Valley Municipal Property Corp. Revenue, Municipal Water Systems, MBIA Insured,
 5.55%, 7/01/17 .....................................................................            1,150,000    1,171,045
 5.375%, 7/01/26 ....................................................................            1,000,000      989,070
 Peoria Municipal Development Authority, Water and Sewer Revenue,
 FGIC Insured, Refunding, 6.625%, 7/01/06 ..........................................             1,000,000    1,061,510
 Phoenix Airport Revenue, MBIA Insured,
 Refunding, Series B, 6.20%, 7/01/10 ................................................              700,000      753,354
 Refunding, Series C, 6.30%, 7/01/10 ................................................            1,680,000    1,817,626
 Refunding, Series C, 6.40%, 7/01/11 ................................................            1,785,000    1,936,029
 Refunding, Series C, 6.40%, 7/01/12 ................................................              570,000      619,601
 Series D, 6.30%, 7/01/10 ...........................................................            1,800,000    1,947,456
 Series D, 6.40%, 7/01/11 ...........................................................            3,825,000    4,148,633
 Series D, 6.40%, 7/01/12 ...........................................................              820,000      891,356
 Phoenix Civic Improvement Corp.,
 Airport Terminal Excise Tax Revenue, 7.80%, 7/01/11 ................................            4,165,000    4,285,702
 Airport Terminal Excise Tax Revenue, 7.875%, 7/01/14 ...............................            2,915,000    3,001,342
 Airport Terminal Excise Tax Revenue, Pre-Refunded, 8.375%, 7/01/09 .................              275,000      287,535
 Municipal Facilities Excise Tax Revenue, MBIA Insured, Pre-Refunded, 6.90%,
 7/01/21                                                                                         1,000,000    1,154,370
 Wastewater Systems Revenue, MBIA Insured, 5.375%, 7/01/22 ..........................            7,880,000    7,788,828
 Water Systems Revenue, 5.95%, 7/01/15 ..............................................            3,090,000    3,209,985
 Water Systems Revenue, 5.95%, 7/01/16 ..............................................            3,665,000    3,802,071
 Water Systems Revenue, 6.00%, 7/01/19 ..............................................            3,000,000    3,101,370
 Phoenix Civic Plaza Building Corp., 6.00%, 7/01/14 .................................            4,300,000    4,528,158
 Phoenix GO,
 Refunding, 6.375%, 7/01/13 .........................................................            5,000,000    5,412,450
 Refunding, Series A, 5.50%, 7/01/15 ................................................            5,000,000    5,083,450
 Series B, 5.25%, 7/01/15 ...........................................................            2,775,000    2,771,587
 Phoenix HFC, Mortgage Revenue, MBIA Insured, Refunding,
 Project A, 6.50%, 7/01/24 ..........................................................            2,750,000    2,849,193
 Section 8 Project, Series A, 6.90%, 1/01/23 ........................................            1,750,000    1,837,640
 Section 8 Project, Series A, 7.25%, 1/01/23 ........................................            2,260,000    2,324,636
 Phoenix IDA,
 Hospital Revenue, Connie Lee Insured, Refunding, Series B, 5.75%, 12/01/16 .........            3,500,000    3,545,710
 SFMR, FNMA Insured, 6.30%, 12/01/12 ................................................              925,000      974,423
 Phoenix IDAR, Home Purchase Mortgage, GNMA Secured, Series B, 8.20%, 4/01/22 .......            1,575,000    1,629,479

 Phoenix Municipal Housing Revenue, Refunding, Fillmore Gardens Project, 6.30%,
 6/01/09                                                                                       $ 1,500,000 $  1,583,610
 Phoenix Street and Highway Revenue,
 ETM, 6.80%, 7/01/03 ................................................................            1,000,000    1,122,060
 Refunding, 6.60%, 7/01/07 ..........................................................            5,000,000    5,451,300
 Pima County IDA,
 Health Care Corp. Revenue, Carondelet St. Joseph's and St. Mary's Hospital,
 BIG Insured, 8.00%, 7/01/13 .......................................................                65,000       68,353
 Health Care Corp. Revenue, Carondelet St. Joseph's and St. Mary's Hospital,
 BIG Insured, 8.00%, 7/01/13 .......................................................               535,000      563,858
 Health Care Corp. Revenue, Carondelet St. Joseph's and St. Mary's Hospital,
 MBIA Insured, 6.75%, 7/01/10 ......................................................             2,250,000    2,446,403
 MFR, Series A, 6.00%, 12/01/21 .....................................................            2,720,000    2,789,034
 SFMR, GNMA Secured, 6.40%, 11/01/09 ................................................              880,000      940,139
 SFMR, GNMA Secured, 8.125%, 9/01/20 ................................................            1,385,000    1,436,702
 SFMR, GNMA Secured, 6.750%, 11/01/27 ...............................................            3,935,000    4,172,477
 SFMR, Refunding, Series A, 7.625%, 2/01/12 .........................................            4,285,000    4,508,163
 SFMR, Refunding, Series A, 6.50%, 2/01/17 ..........................................              810,000      846,628
 Pima County IDAR, MBIA Insured, Refunding, Series A, 5.625%, 4/01/14 ...............            2,250,000    2,304,720
 Pima County Sewer Revenue, FGIC Insured, Refunding, 6.75%, 7/01/15 .................            1,410,000    1,526,945
 Pima County USD No. 1, Tucson Project, FGIC Insured, 5.875%, 7/01/14 ...............           21,000,000   21,878,010
 Pinal County USD No. 43, Apache Junction, Refunding and Improvement, FGIC Insured,
 7.15%, 7/01/05 .....................................................................              500,000      526,990
 Pre-Refunded, 7.20%, 7/01/07 .......................................................              700,000      745,500
 Series A, 5.85%, 7/01/15 ...........................................................            2,500,000    2,620,475
 Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, FSA Insured,
 Pre-Refunded, Series A, 9.00%, 7/01/09 .............................................               75,000       95,395
 Puerto Rico Commonwealth Highway and Transportation Authority Highway
 Revenue, Series Y, 5.00%, 7/01/36 .................................................             9,000,000    8,227,080
 Puerto Rico Commonwealth Highway Authority, Highway Revenue,
 Pre-Refunded, Series P, 8.125%, 7/01/13 ...........................................               750,000      791,528
 Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A,
 7.75%, 7/01/08 .....................................................................            9,215,000    9,645,525
 7.50%, 7/01/09 .....................................................................            2,000,000    2,089,420
 Puerto Rico Electric Power Authority Revenue,
 Pre-Refunded, Series R, 6.25%, 7/01/17 .............................................            3,745,000    3,965,918
 Refunding, Pre-Refunded, Series M, 8.00%, 7/01/08 ..................................            3,000,000    3,163,080
 Refunding, Series N, 7.00%, 7/01/07 ................................................              745,000      786,713
 Refunding, Series N, 7.125%, 7/01/14 ...............................................            2,205,000    2,339,218
 Series O, 7.125%, 7/01/14 ..........................................................            1,510,000    1,601,914
 Series U, 6.00%, 7/01/14 ...........................................................            2,000,000    2,083,180
 Series X, 6.125%, 7/01/21 ..........................................................           25,720,000   27,084,703
 Puerto Rico GO, 6.50%, 7/01/23 .....................................................            4,850,000    5,323,700
 Puerto Rico HFC, SFMR, GNMA Secured, Series B, 7.65%, 10/15/22 .....................              980,000    1,035,243
 Puerto Rico HFC Revenue,
 FHA Mortgage Insured, Pre-Refunded, 7.75%, 12/01/26 ................................               40,000       48,294
 MFMR, Portfolio A, Series 1, 7.50%, 4/01/22 ........................................            1,445,000    1,524,620
 Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control
 Facilities, Financing Authority, Hospital Revenue, Series A,
 Dr. Pila Hospital, FHA Insured, Refunding, 5.875%, 8/01/12 .........................            5,225,000    5,511,644
 Hospital Auxilio Mutuo Obligation Group, MBIA Insured, 6.25%, 7/01/24 ..............            1,950,000    2,093,637
 Puerto Rico PBA Revenue, Series B,
 5.25%, 7/01/21 .....................................................................            5,000,000    4,777,200
 MBIA Insured, 5.00%, 7/01/14 .......................................................            4,155,000    4,030,516
 Salt River Project, Agricultural Improvement and Power District, Electric System Revenue,
 MBIA Insured, Series A, 6.00%, 1/01/31 .............................................            1,845,000    1,883,727
 Pre-Refunded, Series A, 7.875%, 1/01/28 ............................................            2,500,000    2,582,500
 Pre-Refunded, Series E, 8.25%, 1/01/13 .............................................              110,000      111,588
 Pre-Refunded, Series E, 8.25%, 1/01/28 .............................................              625,000      634,025
 Refunding, Series A, 5.75%, 1/01/13 ................................................            2,435,000    2,502,084
 Refunding, Series B, 5.25%, 1/01/19 ................................................            2,000,000    1,942,380
 Refunding, Series D, 5.50%, 1/01/25 ................................................            4,550,000    4,549,591
 Refunding, Series D, 6.25%, 1/01/27 ................................................            6,000,000    6,282,720
 Series A, 6.50%, 1/01/22 ...........................................................            2,000,000    2,115,140
 Series A, 6.00%, 1/01/31 ...........................................................            4,600,000    4,690,942
 Series C, 6.20%, 1/01/12 ...........................................................            5,925,000    6,259,940
 Series C, 6.25%, 1/01/19 ...........................................................            9,975,000   10,483,127
 Series C, 5.50%, 1/01/28 ...........................................................            5,760,000    5,725,843
 San Luis Municipal Property Corp., Municipal Facilities Revenue, 8.125%, 7/01/19 ...          $ 3,190,000  $ 3,338,654
 Santa Cruz County IDAR, Citizens Utilities Co. Project, 6.60%, 5/01/29 .............            8,000,000    8,554,560
 Scottsdale IDA, Hospital Revenue, Scottsdale Memorial Hospital, AMBAC Insured, Refunding, Series A,
 5.625%, 9/01/12 ....................................................................            7,000,000    7,111,860
 5.70%, 9/01/15 .....................................................................            1,250,000    1,261,963
 5.70%, 9/01/18 .....................................................................            4,045,000    4,093,985
 Sedona Sewer Sales Tax Revenue,
 Pre-Refunded, Series A, 7.50%, 7/01/20 .............................................            6,500,000    7,180,810
 Refunding, 6.75%, 7/01/07 ..........................................................            3,800,000    4,188,778
 Refunding, 7.00%, 7/01/12 ..........................................................            5,000,000    5,379,200
 Tucson, Series A, 5.375%, 7/01/20 ..................................................            2,300,000    2,268,559
 Tucson Airport Authority Revenue, MBIA Insured,
 Refunding, 5.70%, 6/01/13 ..........................................................            6,700,000    6,859,192
 Series A, 6.875%, 6/01/20 ..........................................................            1,090,000    1,157,504
 Series B, 7.125%, 6/01/15 ..........................................................            1,175,000    1,271,233
 Series B, 7.25%, 6/01/20 ...........................................................            1,125,000    1,220,715
 Tucson IDA, MFR, Refunding,
 La Entrada, 7.40%, 7/01/26 .........................................................            1,885,000    1,997,271
 Los Portales Apts., 5.90%, 12/20/31 ................................................            2,000,000    2,049,520
 Tuscon Water Revenue,
 FGIC Insured, Refunding, 5.00%, 7/01/19 ............................................            2,100,000    1,992,900
 FGIC Insured, Refunding, 5.125%, 7/01/20 ...........................................            6,000,000    5,784,480
 FGIC Insured, Refunding, 5.125%, 7/01/21 ...........................................            8,030,000    7,735,299
 MBIA Insured, Pre-Refunded, Series A, 6.00%, 7/01/21 ...............................           14,650,000   16,220,773
 MBIA Insured, Refunding, 7.00%, 7/01/10 ............................................            2,250,000    2,372,153
 Pre-Refunded, Series D, 7.10%, 7/01/18 .............................................            6,750,000    7,524,225
 University of Arizona System Revenue,
 6.25%, 6/01/11 .....................................................................            1,000,000    1,076,670
 6.35%, 6/01/14 .....................................................................            1,300,000    1,382,225
 Pre-Refunded, 7.625%, 6/01/11 ......................................................            1,700,000    1,780,665
 Yavapai County IDA, Hospital Facility Revenue, FSA Insured, Series A, 5.125%,
 12/01/13                                                                                        2,000,000    1,970,580
 Yavapai County USD No. 22, Humboldt,
 FGIC Insured, Series A, 5.95%, 7/01/14 .............................................            1,500,000    1,575,555
 MBIA Insured, Series B, 5.60%, 7/01/14 .............................................            1,825,000    1,884,696
 Yuma County Elementary School District No. 1,
 MBIA Insured, Series A, 5.75%, 7/01/14 .............................................            1,500,000    1,559,940
 MBIA Insured, Series B, 5.50%, 7/01/14 .............................................            2,000,000    2,032,880
 Yuma IDA,
 Hospital Revenue, Yuma Regional Medical Center, MBIA Insured, Refunding, 5.50%,
 8/01/17                                                                                         4,000,000    4,038,080
 MFHR, Alexandrite Sands Apartments Project, FHA Insured, 7.60%, 12/01/15 ...........            1,000,000    1,049,050
 MFHR, Alexandrite Sands Apartments Project, FHA Insured, 7.70%, 12/01/29 ...........            2,000,000    2,101,980
                                                                                                          -------------
 Total Long Term Investments (Cost $741,270,289) ....................................                       786,185,132
                                                                                                          -------------
 a Short Term Investments .1%
 Maricopa County IDA, Hospital Facilities Revenue, Samaritan Health Service,
 Series B-2, MBIA Insured, Daily VRDN and Put, 3.50%,
 12/01/08 (Cost $200,000) ...........................................................              200,000      200,000
                                                                                                          -------------
 Total Investments (Cost $741,470,289) 99.8% ........................................                       786,385,132
 Other Assets, less Liabilities .2% .................................................                         1,946,147
                                                                                                          -------------
 Net Assets 100.0% ..................................................................                      $788,331,279
                                                                                                          =============


See glossary of abbreviations on page 134.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Colorado Tax-Free Income Fund
                                                        Six Months Ended
                                                         August 31, 1997             Year Ended February 28,
Class I                                                    (unaudited)      1997    19962      1995      1994      1993
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                        $11.80        $11.84    $11.38    $11.94    $11.85    $11.00
Income from investment operations:
 Net investment income                                         .32           .66       .67       .67       .68       .70
 Net realized and unrealized gains (losses)                    .09          (.04)      .45      (.57)      .10       .85
Total from investment operations                               .41           .62      1.12       .10       .78      1.55
Less distributions:
 Dividends from net investment income                         (.33)         (.66)     (.66)     (.66)     (.69)     (.70)
Net asset value, end of period                              $11.88        $11.80    $11.84    $11.38    $11.94    $11.85

Total return+                                                 3.50%         5.44%    10.12%     1.05%     6.49%    14.26%

Ratios/Supplemental Data
Net assets, end of period (000's)                             $254,316  $236,609 $215,609  $194,564  $202,158  $159,280
Ratio to average net assets:
 Expenses                                                      .72%*         .71%      .71%      .70%      .64%      .67%
 Net investment income                                        5.42%*        5.59%     5.73%     5.94%     5.69%     6.20%
Portfolio turnover rate                                      10.92%        14.13%    17.58%    28.83%    10.85%     5.66%
Class II
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                        $11.84        $11.87    $11.40
Income from investment operations:
 Net investment income                                         .29           .59       .50
 Net realized and unrealized gains (losses)                    .09          (.02)      .46
Total from investment operations                               .38           .57       .96
Less distributions:
 Dividends from net investment income                         (.29)         (.60)     (.49)
Net asset value, end of period                              $11.93        $11.84    $11.87

Total return+                                                 3.28%         4.93%     8.57%

Ratios/Supplemental Data
Net assets, end of period (000's)                            $8,186        $5,654    $1,656
Ratio to average net assets:
 Expenses                                                     1.30%*        1.28%     1.29%*
 Net investment income                                        4.91%*        4.99%     5.12%*
Portfolio turnover rate                                      10.92%        14.13%    17.58%

2For the period May 1, 1995 (effective date) to February 29, 1996 for Class II. +Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price. *Annualized

FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1997 (unaudited)






                                                                                                 PRINCIPAL
 Franklin Colorado Tax-Free Income Fund                                                            AMOUNT       VALUE
 Long Term Investments 98.5%
 Adams County PCR, Refunding, Public Service Co. of Colorado Project, Series A, 7.375%,
 11/01/09                                                                                        $ 770,000  $   780,934
 Adams County School District No.12, FGIC Insured, 5.40%, 12/15/14 ..................            1,000,000    1,020,240
 Arapahoe County Capital Improvements Transportation Fund Highway Revenue,
 Vehicle Registration, Series A, MBIA Insured, 6.15%,
 8/31/26 ............................................................................            8,000,000    8,519,760
 Arapahoe County COP, Refunding, FSA Insured, 6.625%, 12/01/16 ......................              805,000      877,402
 Arapahoe County School District, No. 2, Refunding, MBIA Insured, 5.70%, 6/01/19 ....            2,200,000    2,235,112
 Arvada MFHR, Refunding, Springwood Community Project, 6.35%, 8/20/16 ...............            1,000,000    1,043,050
 Auraria Higher Education Center, Parking Facilities Revenue, Refunding, Pre-Refunded, 7.875%,
 4/01/12                                                                                         1,500,000    1,631,220
 Aurora COP, Refunding, 6.25%, 12/01/09 .............................................            2,850,000    3,065,888
 Aurora MFHR, Dayton Place Project, Series A, GNMA Secured, 8.25%, 1/20/29 ..........              150,000      155,825
 Aurora Urban Renewal Authority, Tax Increment Revenue, Pre-Refunded, 7.50%, 11/15/07              750,000      787,020
 Bayfield School District No. 10, MBIA Insured, 6.65%, 6/01/15 ......................            1,000,000    1,100,030
 Boulder County Hospital Revenue, Longmont United Hospital Project,
 5.80%, 12/01/13 ....................................................................            2,000,000    2,011,520
 5.875%, 12/01/20 ...................................................................            1,285,000    1,287,480
 Pre-Refunded, 8.20%, 12/01/20 ......................................................            3,000,000    3,371,460
 Boulder GO, Refunding, 7.20%, 8/15/13 ..............................................            1,250,000    1,324,138
 Castle Pines Metropolitan District, Refunding and Improvement, FSA Insured,
 5.25%, 12/01/15 ....................................................................            1,900,000    1,854,096
 7.625%, 12/01/15 ...................................................................            1,400,000    1,563,702
 Colorado Health Facilities Authority Revenue,
 Birchwood Manor Project, Series A, GNMA Secured, 7.625%, 4/01/26 ...................            1,615,000    1,684,284
 Boulder Community Hospital, Refunding, Series B, MBIA Insured, 5.875%, 10/01/23 ....            1,500,000    1,538,610
 Children's Hospital Association Project, MBIA Insured, 5.25%, 10/01/26 .............            1,000,000      963,880
 Community Provider Pooled Loan Program, FSA Insured, 6.75%, 7/15/17 ................              954,000    1,024,195
 Community Provider Pooled Loan Program, Series A, FSA Insured, 7.25%, 7/15/17 ......            6,570,000    7,147,963
 Covenant Retirement Communities, 6.75%, 12/01/15 ...................................            1,750,000    1,881,023
 Covenant Retirement Communities, 6.75%, 12/01/25 ...................................            4,950,000    5,281,155
 Mercy Medical Center Durango, 6.20%, 11/15/15 ......................................            1,250,000    1,303,563
 Oakbrook I Manor, Series A, GNMA Secured, 7.25%, 4/01/11 ...........................              400,000      415,476
 Oakbrook I Manor, Series A, GNMA Secured, 7.625%, 4/01/26 ..........................              885,000      922,967
 PSL Health System Project, Series B, Pre-Refunded, 8.50%, 2/15/21 ..................            2,000,000    2,297,440
 Colorado HFA,
 MF, Series A, 6.80%, 8/01/14 .......................................................            3,740,000    3,945,775
 MF, Series A, 6.85%, 8/01/24 .......................................................            6,070,000    6,403,425
 MF, Series A, 6.875%, 8/01/30 ......................................................            2,405,000    2,536,289
 MF, Series A-2, 6.00%, 10/01/28 ....................................................            1,000,000    1,020,860
 Series A, Pre-Refunded, 8.375%, 1/01/30 ............................................              100,000      103,426
 SF, Series A, 7.50%, 5/01/29 .......................................................            1,000,000    1,055,150
 SF Program, Refunding, Series A-2, MBIA Insured, 5.625%, 11/01/23 ..................            4,000,000    3,996,920
 SF Program, Series A-1, 8.00%, 8/01/17 .............................................              250,000      259,893
 SF Program, Series A-2, 7.70%, 2/01/23 .............................................              780,000      821,168
 SF Program, Series A-3, 7.90%, 8/01/21 .............................................              330,000      345,457
 SF Program, Series C-2, 7.375%, 8/01/10 ............................................            1,570,000    1,646,271
 SF Program, Series C-2, 7.85%, 2/01/21 .............................................              235,000      244,532
 SFMR, Series C, 8.75%, 9/01/17 .....................................................               15,000       15,401
 Colorado Mountain College Residence Hall Authority Revenue, MBIA Insured, 5.75%, 6/01/23        3,000,000    3,071,580
 Colorado Postsecondary Educational Facilities Authority Revenue,
 Auraria Foundation Project, FSA Insured, 6.00%, 9/01/15 ............................            1,000,000    1,043,790
 Regis University Project, Connie Lee Insured, 6.625%, 6/01/13 ......................            3,250,000    3,419,618
 University of Denver Project, Series B, Pre-Refunded, 9.00%, 12/01/07 ..............              300,000      309,693
 Colorado Public Highway Authority Revenue, Highway E-470, Refunding, Sr. Series A,
 MBIA Insured, 5.25%, 9/01/18 .......................................................            3,795,000    3,686,880
 Colorado Springs Airport Revenue,Series A, MBIA Insured, 5.25%, 1/01/22 ............            2,500,000    2,442,725
 Colorado Springs Hospital Revenue,
 Memorial Hospital, Pre-Refunded, 8.75%, 12/15/07 ...................................               75,000       77,510
 Refunding, MBIA Insured, 6.00%, 12/15/15 ...........................................            5,575,000    5,876,162
 Refunding, MBIA Insured, 6.00%, 12/15/24 ...........................................           10,955,000   11,458,492
 Colorado Springs Utilities Revenue,
 Series A, 5.75%, 11/15/23 ..........................................................          $ 1,450,000  $ 1,475,752
 Series A, 6.10%, 11/15/24 ..........................................................           11,000,000   11,600,270
 Colorado State, Board Community Colleges and Occupational Educational Revenue,
 Red Rocks Community College Project,
 AMBAC Insured, 6.00%, 11/01/19 .....................................................            1,090,000    1,139,181
 Colorado Water Resource and Power Development Authority,
 Clean Water Revenue, Series A, 6.15%, 9/01/11 ......................................            1,765,000    1,880,449
 Clean Water Revenue, Series A, 6.30%, 9/01/14 ......................................            1,000,000    1,064,650
 Clean Water Revenue, Series A, 5.80%, 9/01/17 ......................................            2,000,000    2,073,500
 Small Water Resource Revenue, Series A, FGIC Insured, 6.70%, 11/01/12 ..............              750,000      813,300
 Stagecoach Project, Pre-Refunded, 8.00%, 11/01/17 ..................................               65,000       70,110
 Denver City and County Airport Revenue,
 Refunding, Series D, MBIA Insured, 5.875%, 11/15/16 ................................            3,000,000    3,076,320
 Series A, 7.50%, 11/15/23 ..........................................................            4,000,000    4,557,240
 Series A, 8.50%, 11/15/23 ..........................................................            4,000,000    4,505,920
 Series A, MBIA Insured, 5.60%, 11/15/20 ............................................            3,200,000    3,212,032
 Series A, MBIA Insured, 5.50%, 11/15/25 ............................................            2,000,000    1,974,420
 Series A, Pre-Refunded, 7.50%, 11/15/12 ............................................            6,250,000    7,224,688
 Series D, 7.75%, 11/15/13 ..........................................................            1,000,000    1,231,720
 Series D, MBIA Insured, 5.50%, 11/15/25 ............................................            1,500,000    1,480,815
 bSeries E, Refunding, MBIA Insured, 5.50%, 11/15/25 ................................            3,750,000    3,702,038
 Denver City and County COP, Series A, MBIA Insured, 5.20%,5/01/17 ..................            1,500,000    1,462,035
 Denver City and County IDR, University of Denver Project, 7.50%, 3/01/11 ...........            1,880,000    2,029,686
 Denver City and County MFHR, The Boston Lofts Project, Series A, 5.75%, 10/01/27 ...            1,500,000    1,489,305
 Denver City and County Revenue,
 Children's Hospital Association Project, FGIC Insured, 6.00%, 10/01/15 .............            3,150,000    3,276,378
 Refunding, St. Anthony's Hospital, Sisters of Charity Health Care System,
 Series A, MBIA Insured, Pre-Refunded, 7.75%, 5/01/14 ...............................              150,000      160,331
 Denver City and County SFMR, Series A, GNMA Secured, 8.125%, 12/01/20 ..............              230,000      237,848
 Denver City and County Special Facilities Airport Revenue, United Airlines Project, Series A,
 6.875%, 10/01/32 ...................................................................            2,000,000    2,134,080
 Donala Colorado Water and Sanitary District, Improvement Series B, 6.50%, 12/01/14 .            1,000,000    1,053,190
 Douglas County, School District No. 1, Douglas and Elbert Counties,
 Improvement Series A, MBIA Insured,
 6.50%, 12/15/16 ....................................................................              230,000      254,348
 Pre-Refunded, 6.50%, 12/15/16 ......................................................            2,000,000    2,253,640
 El Paso County,
 HMR, Series A, GNMA Secured, 8.00%, 3/01/21 ........................................              130,000      134,432
 HMR, Series B, GNMA Secured, 8.125%, 11/01/13 ......................................               95,000       99,185
 Revenue, Refunding, St. Francis Hospital System, Sisters of Charity Health Care System,
 Series A, MBIA Insured, Pre-Refunded,  7.75%, 5/01/14 ..............................              100,000      104,487
 El Paso County, School District No. 20, GO, Series B,
 8.00%, 12/01/06 ....................................................................               20,000       20,167
 Pre-Refunded, 8.00%, 12/01/06 ......................................................               30,000       30,300
 Estes Park Urban Renewal Authority, Tax Increment Revenue, Pre-Refunded, 7.625%, 5/15/08        1,500,000    1,599,705
 Foothill Metropolitan Recreational and Park District, Golf Course Revenue,
 Series A, Pre-Refunded, 8.00%, 11/15/04 ...........................................             1,035,000    1,053,692
 Fort Collins IDR, Vipont Pharmaceutical Inc. Project, Pre-Refunded, 9.25%, 8/01/13 .              190,000      202,464
 Fort Collins PCR, Anheuser-Busch Co. Project, Refunding, 6.00%, 9/01/31 ............            5,000,000    5,159,150
 Fort Collins Stormwater Utilitiy Enterprise Storm Drain Revenue, Refunding and Improvement,
 AMBAC Insured, 5.25%, 12/01/17 ....................................................             2,000,000    1,967,980
 Frisco Fire Protection District, Refunding and Improvement, 7.20%, 12/01/05 ........              250,000      262,908
 bGreeley MFHR Mortgage, FHA Insured, Creek Stone Project, 5.95%, 7/01/28 ............           1,000,000    1,012,610
 Guam Airport Revenue Authority,Series A, Refunding,
 6.375%, 10/01/10 ...................................................................              400,000      419,364
 6.50%, 10/01/23 ....................................................................              800,000      845,144
 Guam Power Authority Revenue, Series A, 6.375%, 10/01/08 ...........................            1,000,000    1,045,890
 Jefferson County District Wide Sales Tax Revenue, Local Improvement District,
 MBIA Insured, 6.30%, 6/01/22 .......................................................            7,450,000    7,828,013
 Pre-Refunded, 8.20%, 12/01/13 ......................................................              200,000      209,932
 Jefferson County School District No. R-001, AMBAC Insured, 6.25%, 12/15/12 .........            1,000,000    1,062,600
 Jefferson County SFMR, Refunding, Series A, MBIA Insured, 8.875%, 10/01/13 .........              470,000      501,796
 Lakewood MFHR Mortgage, FHA Insured Mortgage,
 6.65%, 10/01/25 ....................................................................         $  1,235,000   $1,304,518
 6.70%, 10/01/36 ....................................................................            3,025,000    3,183,177
 Larimer County Health Care Facilities Revenue, Refunding, Western Health Network, Inc.,
 BIG Insured, 7.625%, 1/01/12 ......................................................               250,000      263,300
 Larimer County School District, No. R1 Poudre COP, MBIA Insured, 5.65%, 12/01/16 ...            2,300,000    2,330,222
 Las Animas County School District No. 1, Refunding,
 6.15%, 12/01/08 ....................................................................            1,000,000    1,033,320
 6.20%, 12/01/10 ....................................................................              935,000      967,445
 Left Hand Water District Revenue, MBIA Insured, 5.70%, 11/15/15 ....................            1,400,000    1,436,120
 Logan County, SFMR, Refunding, Series A, 8.50%, 11/01/11 ...........................              465,000      488,483
 Louisville Water District GO, Refunding, FGIC Insured, 7.20%, 12/01/09 .............              910,000      936,845
 Mesa County Sales Tax Revenue, Refunding, MBIA Insured, 7.75%, 12/01/13 ............              350,000      365,061
 Metex Metropolitan Disrict, Refunding, Series A, MBIA Insured, 5.80%, 12/01/16 .....              500,000      517,695
 Metropolitan of Denver Revenue, Sewer Disposal District No. 1, Series A, MBIA
 Insured, Pre-Refunded, 7.60%, 4/01/14 ..............................................              575,000      597,776
 Montrose County COP, 6.35%, 6/15/06 ................................................            1,850,000    1,965,089
 Northern Colorado Municipal Water Subdistrict, Water Conservancy Revenue, Series G,
 5.25%, 12/01/15                                                                                 2,000,000    1,974,420
 Platte River Power Authority Revenue, Series D-2, Refunding, MBIA Insured, 5.375%, 6/01/17      5,490,000    5,459,750
 Pueblo County COP, Public Parking, 6.90%, 7/01/15 ..................................              525,000      543,191
 Pueblo County, MBIA Insured, 6.00%, 6/01/16 ........................................            4,395,000    4,616,991
 Pueblo County School District No. 70, Pueblo Rural, GO, AMBAC Insured, 6.40%, 12/01/14          1,000,000    1,085,980
 Pueblo Urban Renewal Authority Tax Increment Revenue, Refunding, AMBAC Insured, 6.10%, 12/01/15 1,000,000    1,061,060
 Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A,
 FSA Insured, Pre-Refunded, 9.00%, 7/01/09 ..........................................               55,000       69,956
 Puerto Rico Commonwealth Highway Authority Revenue, Series Q, Pre-Refunded, 8.00%, 7/01/18      1,000,000    1,119,350
 Puerto Rico Electric Power Authority Revenue, Refunding, Series N, 7.125%, 7/01/14 .              155,000      164,435
 Puerto Rico HFC, SFMR, Portfolio No. 1, Series A, GNMA Secured, 7.80%, 10/15/21 ....               15,000       15,541
 Puerto Rico Industrial, Medical and Environmental Facilities, PCFA Revenue,
 Baxter Travenol Lab., Series A, 8.00%, 9/01/12 ....................................               600,000      639,312
 Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities,
 Financing Authority, Industrial Revenue,
 Guaynabo Municipal Government Center, Series A, 5.625%, 7/01/22 ....................            1,335,000    1,294,096
 Puerto Rico Municipal Finance Agency, Series A, Pre-Refunded, 8.25%, 7/01/08 .......              145,000      153,113
 Regional Transportation District Sales Tax Revenue,
 Refunding and Improvement, FGIC Insured, 6.25%, 11/01/12 ...........................            1,080,000    1,173,208
 Series 1988, Pre-Refunded, 8.00%, 11/01/08 .........................................              100,000      104,417
 Southwestern SFMR, Refunding, Series A, 7.375%, 9/01/11 ............................              550,000      575,801
 Stonegate Village Metropolitan District, Refunding and Improvement, Series A, FSA Insured,
 5.60%, 12/01/25                                                                                 4,500,000    4,540,680
 Summit County SFMR, Series A, 7.50%, 12/01/11 ......................................              160,000      167,883
 Summit County Sports Facilities Revenue, Refunding, Keystone Resorts Project,
 Ralston Purina Co., 7.875%, 9/01/08 ...............................................             2,750,000    3,301,045
 University of Colorado, Hospital Authority Revenue, Series A, AMBAC Insured, 6.40%, 11/15/22    7,000,000    7,424,970
 University of Northern Colorado, Authority Facilities System Revenue, MBIA Insured, 5.60%,
 6/01/24                                                                                         2,000,000    2,015,220
 Westminster City Sales and Use Tax Revenue, Refunding and Improvement,
 FGIC Insured, 7.00%, 12/01/08.......................................................            2,000,000    2,165,740
 Storm Project, Series A, 5.60%,12/01/16 ............................................            1,500,000    1,527,825
 Widefield Water and Sanitary District, Water and Sewage Revenue, Refunding and Improvement,
 Series A, MBIA Insured, 5.70%,  12/01/16 ..........................................             2,000,000    2,040,448
                                                                                                          -------------
 Total Long Term Investments (Cost $244,445,356) ....................................                       258,486,998
                                                                                                          -------------
 aShort Term Investments .6%
 Denver City and County MFHR, Ogden Residence Project, Daily VRDN and Put,
 3.50%, 12/01/09 (Cost $1,600,000) .................................................             1,600,000    1,600,000
                                                                                                          -------------
 Total Investments (Cost $246,045,356) 99.1% ........................................                       260,086,998
 Other Assets, less Liabilities .9% .................................................                         2,414,392
                                                                                                          -------------
 Net Assets 100.0% ..................................................................                      $262,501,390
                                                                                                          =============

See glossary of abbreviations on page 134.

aVariable rate demand notes (VRDN's) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Connecticut Tax-Free Income Fund
                                                        Six Months Ended
                                                         August 31, 1997             Year Ended February 28,
Class I                                                    (unaudited)      1997    19962      1995      1994      1993
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                        $10.92        $10.96    $10.64    $11.23    $11.16    $10.49
Income from investment operations:
 Net investment income                                         .30           .61       .62       .62       .62       .64
 Net realized and unrealized gains (losses)                    .10          (.02)      .32      (.60)      .08       .66
Total from investment operations                               .40           .59       .94       .02       .70      1.30
Less distributions:
 Dividends from net investment income                         (.30)         (.63)     (.62)     (.61)     (.63)     (.63)
Net asset value, end of period                              $11.02        $10.92    $10.96    $10.64    $11.23    $11.16

Total return+                                                 3.75%         5.52%     9.04%      .37%     6.16%    12.60%

Ratios/Supplemental Data
Net assets, end of period (000's)                             $193,866  $183,649 $167,045  $155,623  $163,050  $126,816
Ratio to average net assets:
 Expenses                                                      .74%*         .72%      .73%      .71%      .65%      .69%
 Net investment income                                        5.50%*        5.62%     5.70%     5.83%     5.54%     5.97%
Portfolio turnover rate                                       3.08%        14.53%     3.88%    75.72%     5.54%    28.52%
Class II
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                        $10.94        $10.97    $10.65
Income from investment operations:
 Net investment income                                         .28           .60       .47
 Net realized and unrealized gains (losses)                    .09          (.07)      .31
Total from investment operations                               .37           .53       .78
Less distributions:
 Dividends from net investment income                         (.27)         (.56)     (.46)
Net asset value, end of period                              $11.04        $10.94    $10.97

Total return+                                                 3.45%         5.03%     7.45%

Ratios/Supplemental Data
Net assets, end of period (000's)                        $6,152        $4,149    $1,656
Ratio to average net assets:
 Expenses                                                     1.28%*        1.29%     1.30%*
 Net investment income                                        4.94%*        5.01%     5.12%*
Portfolio turnover rate                                       3.08%        14.53%     3.88%

2For the period May 1, 1995 (effective date) to February 29, 1996 for Class II. +Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price. *Annualized

FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1997 (unaudited)



                                                                                                  PRINCIPAL
 Franklin Connecticut Tax-Free Income Fund                                                         AMOUNT       VALUE
 Long Term Investments 98.3%

 Bridgeport GO,
 Series A, 7.25%, 6/01/00 ...........................................................            $ 300,000    $ 316,902
 Series A, Pre-Refunded, 7.625%, 1/15/09 ............................................              600,000      642,792
 Series B, 7.55%, 11/15/00 ..........................................................            1,375,000    1,476,420
 Series B, Pre-Refunded, 7.75%, 11/15/10 ............................................            3,750,000    4,197,713
 Series B, State Guaranteed, Pre-Refunded, 7.30%, 1/15/09 ...........................              425,000      453,611
 Unlimited Tax, ETM, Series A, 7.30%, 3/01/99 .......................................              750,000      784,380
 Connecticut HFA, Housing Mortgage Finance,
 Series A, Sub-Series 2, 7.20%, 11/15/08 ............................................              915,000      977,458
 Series B, 7.20%, 11/15/09 ..........................................................               90,000       93,704
 Series B, 6.75%, 11/15/23 ..........................................................           14,705,000   15,684,353
 Series C-1, 6.60%, 11/15/23 ........................................................              500,000      530,750
 Series C-2, 6.25%, 11/15/18 ........................................................            1,500,000    1,589,910
 Series C-2, 6.70%, 11/15/22 ........................................................            4,735,000    4,996,514
 bSeries C-2, 5.85%, 11/15/28 .......................................................            1,500,000    1,501,140
 Series E, 6.30%, 5/15/17 ...........................................................            3,815,000    4,032,608
 Sub-Series A-1, 6.10%, 5/15/17 .....................................................              750,000      777,690
 Sub-Series B-1, 6.50%, 5/15/18 .....................................................              640,000      674,656
 Sub-Series B-1, 6.30%, 5/15/25 .....................................................              700,000      738,885
 Sub-Series B-2, 6.75%, 5/15/22 .....................................................              390,000      414,980
 Sub-Series G-1, 6.20%, 11/15/16 ....................................................            1,380,000    1,425,871
 Connecticut Higher Education Supplemental Loan Authority, Series A,
 7.00%, 11/15/05 ....................................................................              830,000      883,751
 7.20%, 11/15/10 ....................................................................              245,000      260,780
 7.50%, 11/15/10 ....................................................................              395,000      411,061
 Connecticut State Development Authority,
 Health Care Revenue, Masonic Charity of Connecticut, 6.50%, 8/01/20 ................            5,800,000    6,084,258
 PCR, New England Power Co., 7.25%, 10/15/15 ........................................              750,000      800,970
 Solid Waste Disposal Authority, Pfizer, Inc. Project, 7.00%, 7/01/25 ...............            2,000,000    2,269,440
 Water Facility Revenue, Bridgeport Hydraulic Co. Project, 6.15%, 4/01/35 ...........            1,000,000    1,080,230
 Water Facility Revenue, Bridgeport Hydraulic Co. Project, Refunding, 7.25%, 6/01/20             1,000,000    1,027,780
 Connecticut State Health and Educational Facilities Authority Revenue,
 Abbot Terrace Health Center Project, Series A, 6.00%, 11/01/14 .....................            2,000,000    2,137,500
 Capital Assets, Series B, ETM, 7.00%, 1/01/00 ......................................              635,000      673,938
 Capital Assets, Series C, MBIA Insured, 7.00%, 1/01/20 .............................            1,265,000    1,373,929
 Capital Assets, Series C, MBIA Insured, Pre-Refunded, 7.00%, 1/01/20 ...............              730,000      803,073
 Choate Rosemary Hall, Series A, Pre-Refunded, 7.00%, 7/01/25 .......................            5,600,000    6,437,928
 Greenwich Hospital, Series A, MBIA Insured, 5.75%, 7/01/16 .........................            1,000,000    1,027,490
 Greenwich Hospital, Series A, MBIA Insured, 5.80%, 7/01/26 .........................            2,500,000    2,546,050
 Hartford University, Series C, Pre-Refunded, 8.00%, 7/01/18 ........................            1,325,000    1,517,324
 Hartford University, Series D, 6.80%, 7/01/22 ......................................            5,000,000    5,119,650
 Hebrew Home and Hospital, Series A, 7.00%, 8/01/30 .................................            1,240,000    1,277,101
 Lawrence Memorial Hospital, Series B, MBIA Insured, Pre-Refunded, 7.00%, 7/01/20 ...            1,000,000    1,090,150
 Lutheran General Health Care System, ETM, 7.375%, 7/01/19 ..........................              500,000      598,830
 New Britain Memorial Hospital, Series A, 7.75%, 7/01/22 ............................            1,000,000    1,093,010
 New Horizons Village Project, 7.30%, 11/01/16 ......................................            2,905,000    3,352,951
 Quinnipiac College, Series C, Pre-Refunded, 7.75%, 7/01/20 .........................              960,000    1,064,160
 Sacred Heart University, Refunding, Series C, 6.50%, 7/01/16 .......................            1,000,000    1,046,580
 Sacred Heart University, Series A, Pre-Refunded, 6.85%, 7/01/22 ....................              615,000      688,351
 Sacred Heart University, Series C, 6.625%, 7/01/26 .................................            7,000,000    7,332,500
 Sacred Heart University, Series D, 6.20%, 7/01/27 ..................................            1,700,000    1,724,004
 San Raphael Hospital, Series C, AMBAC Insured, Pre-Refunded, 7.50%, 7/01/14 ........              275,000      288,613
 St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 ...........................            2,695,000    2,650,047
 St. Mary's Hospital, Refunding, Series E, 5.875%, 7/01/22 ..........................            3,510,000    3,580,130
 St. Mary's Hospital, Series B, Pre-Refunded, 7.50%, 7/01/02 ........................              100,000      104,950
 St. Mary's Hospital, Series C, Pre-Refunded, 7.375%, 7/01/20 .......................            1,000,000    1,098,620
 Taft School, Series A, Pre-Refunded, 7.375%, 7/01/20 ...............................            1,000,000    1,098,620
 Taft School, Series C, 6.00%, 7/01/16 ..............................................            2,500,000    2,536,475
 Connecticut State Health and Educational Facilities Authority Revenue, (cont.)
 Taft School, Series C, Asset Guarantee, 5.75%, 7/01/26 .............................          $ 3,325,000  $ 3,340,993
 Trinity College, Series E, MBIA Insured, 5.875%, 7/01/26 ...........................            2,200,000    2,257,398
 Veterans Memorial Medical Center, MBIA Insured, Series A, 5.50%, 7/01/26 ...........            4,210,000    4,161,627
 Windham Community Memorial Hospital, Series C, 6.00%, 7/01/20 ......................            8,000,000    8,019,280
 Yale New Haven Hospital, MBIA Insured, Refunding, Series H, 5.70%, 7/01/25 .........            4,500,000    4,550,310
 Yale New Haven Hospital, MBIA Insured, Series F, Pre-Refunded, 7.10%, 7/01/25 ......           12,350,000   13,495,957
 Connecticut State Resource Recovery Authority Revenue,
 American Refunding, Series A, 7.70%, 11/15/01 ......................................              200,000      212,244
 American Refunding, Series A, 8.10%, 11/15/15 ......................................              200,000      213,406
 Bridgeport Resco, Ltd. Partnership Project, Series A, 7.625%, 1/01/09 ..............              835,000      863,407
 Wallingford Recovery Project, Series A, 7.125%, 11/15/08 ...........................              205,000      209,022
 Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure
 Purpose, Series A, Pre-Refunded,
 7.20%, 2/01/09 .....................................................................            2,000,000    2,124,520
 7.30%, 2/15/18 .....................................................................              900,000      931,698
 East Haven, Utah Bank Qualified GO, 7.00%, 9/15/07 .................................              200,000      212,806
 Griswold GO, AMBAC Insured, 7.50%, 4/01/06 .........................................              200,000      238,982
 Guam Airport Authority Revenue, Series B
 6.60%, 10/01/10 ....................................................................              250,000      265,713
 6.70%, 10/01/23 ....................................................................            1,300,000    1,389,908
 Guam Power Authority Revenue, Series A, 6.75%, 10/01/24 ............................            5,500,000    5,969,700
 Montville Town GO, Pre-Refunded, 7.35%, 12/01/10 ...................................              210,000      222,417
 New Haven GO,
 Series A, Pre-Refunded, 7.40%, 3/01/12 .............................................            4,545,000    5,169,983
 Series B, Pre-Refunded, 6.75%, 12/01/05 ............................................            2,000,000    2,249,540
 Plainfield GO,
 7.20%, 6/15/08 .....................................................................              100,000      102,743
 Series 1988, 7.30%, 9/01/10 ........................................................              150,000      164,235
 Series 1991, 7.25%, 9/01/05 ........................................................              335,000      368,108
 Series 1991, 7.30%, 9/01/07 ........................................................              335,000      367,428
 Series 1991, 7.30%, 9/01/09 ........................................................              335,000      366,792
 Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A,
 Pre-Refunded, 7.00%, 7/01/19 ......................................................             1,500,000    1,569,480
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
 Series S, Pre-Refunded, 6.625%, 7/01/18 ...........................................             1,000,000    1,112,470
 Puerto Rico Commonwealth Highway Authority Revenue, Series R, Pre-Refunded, 6.75%, 7/01/05      1,800,000    1,955,448
 Puerto Rico Electric Power Authority Revenue,
 Series P, Pre-Refunded, 7.00%, 7/01/11 .............................................              700,000      780,479
 Series P, Pre-Refunded, 7.00%, 7/01/21 .............................................            2,950,000    3,289,162
 Series T, 6.375%, 7/01/24 ..........................................................            5,000,000    5,356,300
 Puerto Rico HFC, SFMR, Portfolio No. 1, GNMA Insured, Series C, 6.85%, 10/15/23 ....              775,000      822,151
 Puerto Rico Municipal Finance Agency, Series A, 6.50%, 7/01/19 .....................            5,000,000    5,461,000
 Puerto Rico PBA, Guaranteed Public Education and Health Facilities, Pre-Refunded, 7.25%, 7/01/17,
 Series H............................................................................            1,000,000    1,043,480
 Series J............................................................................              700,000      730,436
 Stratford GO, Unlimited Tax, Pre-Refunded, 7.30%, 3/01/12 ..........................            1,130,000    1,256,345
 Virgin Islands Water and Power Authority, Electric System Revenue, Series A, 7.40%, 7/01/11     6,290,000    6,740,112
 Waterbury GO, Pre-Refunded,
 7.25%, 3/01/03 .....................................................................              785,000      871,515
 7.25%, 3/01/04 .....................................................................              785,000      871,515
 7.50%, 3/01/07 .....................................................................              780,000      872,217
                                                                                                          -------------
 Total Long Term Investments (Cost $183,121,026) ....................................                       196,590,908
                                                                                                          -------------
 aShort Term Investments 1.2%
 Connecticut State Development Authority, PCR, Refunding, Connecticut Light & Power Co.
 Project, Series A, Weekly VRDN and Put,  3.40%, 9/01/28 ...........................            $  700,000    $ 700,000
 Puerto Rico Commonwealth Government Development Bank, Refunding, Weekly VRDN
 and Put, 2.95%, 12/01/15 ...........................................................            1,800,000    1,800,000
                                                                                                          -------------
 Total Short Term Investments (Cost $2,500,000) .....................................                         2,500,000
                                                                                                          -------------
 Total Investments (Cost $185,621,026) 99.5% ........................................                       199,090,908
 Other Assets, less Liabilities .5% .................................................                           926,844
                                                                                                          -------------
 Net Assets 100.0% ..................................................................                      $200,017,752
                                                                                                          =============

See glossary of abbreviations on page 134.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

bSufficient   collateral  has  been  segregated  for  securities   traded  on  a
when-issued or delayed delivery basis.

FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Indiana Tax-Free Income Fund
                                                        Six Months Ended
                                                         August 31, 1997             Year Ended February 28,
Class I                                                    (unaudited)      1997     1996      1995      1994      1993
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                        $11.77        $11.76    $11.40    $12.01    $11.90    $11.07
Income from investment operations:
 Net investment income                                         .33           .66       .67       .66       .68       .71
 Net realized and unrealized gains (losses)                    .09           .01       .35      (.61)      .11       .83
Total from investment operations                               .42           .67      1.02       .05       .79      1.54
Less distributions:
 Dividends from net investment income                         (.33)         (.66)     (.66)     (.66)     (.68)     (.71)
Net asset value, end of period                              $11.86        $11.77    $11.76    $11.40    $12.01    $11.90

Total return+                                                 3.60%         5.91%     9.20%      .58%     6.53%    14.10%

Ratios/Supplemental Data
Net assets, end of period (000's)                       $52,614       $51,137   $48,949   $46,583   $47,870   $37,367
Ratio to average net assets:
 Expenses                                                      .82%*         .82%      .80%      .81%      .71%      .59%
 Expenses excluding waiver and payments by affiliate                         .82%*     .82%      .80%      .81%      .71%
 .73%
 Net investment income                                        5.62%*        5.69%     5.80%     5.84%     5.62%     6.16%
Portfolio turnover rate                                      14.45%        23.54%    10.56%    26.49%    16.12%     7.98%

+Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price. *Annualized

FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1997 (unaudited)



                                                                                                   PRINCIPAL
 Franklin Indiana Tax-Free Income Fund                                                              AMOUNT      VALUE
 Long Term Investments 101.5%
 Beech Grove EDR, Westvaco Corp., 8.75%, 7/01/10 ....................................           $   50,000   $   50,703
 Carmel EDR, Refunding, Cool Creek Association, 6.50%, 9/01/15 ......................            1,000,000    1,046,200
bCarmel Redevelopment Authority County Opt., 5.25%, 1/01/18 .........................            2,700,000    2,627,451
 Center Grove Central Elementary School Building Corp., First Mortgage, Pre-Refunded, 7.375%,
 7/01/09                                                                                            75,000       77,318
 Chesterton Sewer Revenue, Pre-Refunded, 8.10%, 8/01/07 .............................               50,000       51,833
 Clarke County Hospital Association, First Mortgage, Refunding, MBIA Insured, 7.50%, 9/01/07       250,000      265,868
 Columbus Sewage Works Revenue, MBIA Insured, Pre-Refunded, 6.50%, 2/15/13 ..........              710,000      768,114
 Crown Point Redevelopment District, Lake County Tax Increment, 8.10%, 2/01/07 ......               50,000       50,770
 Duneland School Building Corp., First Mortgage, MBIA Insured, 5.50%, 8/01/17 .......            1,000,000      997,540
 Eastern Hancock Middle School Building Corp., Indianapolis First Mortgage, Refunding, 6.00%,
 1/15/21                                                                                         1,000,000    1,018,530
 Elkhart County, Hospital Authority Revenue, Goshen Hospital Association, Inc. Project, 7.35%,
 7/01/12                                                                                         1,750,000    1,882,965
 Elwood Middle School Building Corp., First Mortgage, Refunding, 7.30%, 1/01/08 .....              500,000      541,980
 Flat Rock-Hawcreek Elementary School Building Corp., First Mortgage, Pre-Refunded, 8.30%, 1/01/09  55,000       58,029
 Fort Wayne Hospital Authority Revenue, Parkview Memorial Hospital Project, Series A,
 FGIC Insured, 6.50%, 11/15/12 .....................................................             1,000,000    1,054,270
 Franklin Township of Marion County, Multi-School Building Corp., First Mortgage,
 Pre-Refunded, 7.50%, 1/15/12 ......................................................               200,000      213,114
 Hamilton Southeastern Building Corp., Consolidated School Building Corp.,
 First Mortgage, Pre-Refunded, 8.40%, 1/01/15 ......................................               125,000      131,986
 Hammond Industrial Sewer and Solid Waste Disposal Revenue,
 American Maize-Products Co. Project, Series A, 8.00%, 12/01/24 ....................             3,000,000    3,469,470
 Hammond Multi-School Building Corp., Refunding, First Mortgage, Series A, 6.20%,
 7/10/15                                                                                         1,500,000    1,555,305
 Hammond PCR, Stauffer Chemical Project, Guaranteed Imperial, 8.00%, 11/01/12 .......              300,000      330,894
 Indiana Bond Bank, Special Program,
 Series A, Pre-Refunded, 8.375%, 2/01/18 ............................................              300,000      310,647
 Series A, 7.50%, 2/01/20 ...........................................................              250,000      267,908
 Series B, 6.20%, 1/01/23 ...........................................................            3,500,000    3,621,310
 Series C, 8.00%, 8/01/11 ...........................................................               20,000       20,602
 Indiana Health Facility Financing Authority, Hospital Revenue,
 Hancock Memorial Hospital Health Services, 6.125%, 8/15/17 .........................            2,000,000    2,024,560
 Jackson County Schneck Memorial Hospital, 7.50%, 2/15/22 ...........................            1,835,000    1,983,360
 Methodist Hospital, Inc., 6.75%, 9/15/09 ...........................................            1,280,000    1,380,659
 St. Anthony's Medical Center/Home, Inc., Pre-Refunded, 9.25%, 10/01/17 .............               50,000       51,197
 St. Anthony's Medical Center/Home, Inc., Series A, 7.00%, 10/01/17 .................            1,000,000    1,078,020
 Indiana State Development Financing Authority Environmental Revenue, 6.25%, 7/15/30             2,000,000    2,038,920
 Indiana State Educational Facilities Authority Revenue,
 Anderson University Project, 8.40%, 10/01/08 .......................................              175,000      185,162
 Butler University Project No. 2, Series B, FGIC Insured, Pre-Refunded, 8.00%, 11/01/09            175,000      186,174
 Valparaiso University Project, MBIA Insured, Pre-Refunded, 7.80%, 10/01/08 .........              100,000      106,090
 Indiana State HFA, SFMR,
 6.10%, 7/1/22.......................................................................            1,000,000    1,036,580
 Series A, 7.875%, 1/01/17 ..........................................................               20,000       20,589
 Series A, GNMA Secured, 8.125%, 7/01/06 ............................................               45,000       47,259
 Series F-2, GNMA Secured, 7.75%, 7/01/22 ...........................................              460,000      488,433
 Indiana State Office Building Commission, Correctional Facilities Program Revenue, 6.375%,
 7/01/16                                                                                         1,000,000    1,043,450
 Indiana State Vocational Technical College Building Facilities, Student Fee, Series B,
 MBIA Insured, Pre-Refunded, 7.90%, 7/01/07 ........................................                95,000       98,110
 Indiana Transportation Finance Authority Highway Revenue, Series A, Pre-Refunded, 8.125%, 6/01/11 100,000      105,031
 Indiana University Revenue Hospital Facilities, Pre-Refunded, 7.30%, 1/01/03 .......              200,000      211,946
 Indianapolis Airport Authority, Indianapolis International Airport Revenue,
 6.50%, 11/15/31 ....................................................................            1,460,000    1,550,389
 BIG Insured, 8.30%, 7/01/18 ........................................................               85,000       89,167
 Indianapolis Local Public Improvement Bond Bank, Series D,
 Pre-Refunded, 8.50%, 2/01/18 .......................................................              225,000      233,609
 Refunding, 6.75%, 2/01/20 ..........................................................            2,300,000    2,464,841
 Refunding, 6.50%, 2/01/22 ..........................................................            2,540,000    2,557,805
 Jasper County PCR, Refunding, Collateralized, Northern Indiana Public
 Service Co., MBIA Insured, 7.10%, 7/01/17 ..........................................              500,000      543,460
 Jefferson County Hospital Authority Facility Revenue, Refunding, King's
 Daughters' Hospital, Pre-Refunded, 8.50%, 8/15/13 ..................................              300,000      318,483
 Kendallville Sewage Works Revenue, GO, Pre-Refunded, 7.60%, 7/01/07 ................               50,000       51,581
 Kokomo Hospital Authority Revenue, Refunding, St. Joseph's Hospital and Health
 Center of Kokomo, 8.75%, 2/15/13
 Pre-Refunded, Series A..............................................................              300,000      319,320
 Series B............................................................................              225,000      236,050
 Lake Central Industrial Multi-School Building, First Mortgage, MBIA Insured, 6.50%, 1/15/14     2,100,000    2,257,941
 Madison County Authority, Anderson Hospital Revenue, Refunding, Series A, BIG Insured, 8.00%,
 1/01/14                                                                                          $ 95,000   $   97,978
 Manchester Community, Elementary School Building Corp., First Mortgage, Pre-Refunded, 7.80%,
 1/01/12                                                                                           100,000      105,107
 Marion County Convention and Recreational Facilities Authority, Excise Tax Revenue,
 Lease Rental, Series A, AMBAC Insured, 7.00%,  6/01/21 ............................               250,000      272,523
 Monroe County, Community School Corp., MBIA Insured, 5.25%, 7/01/16 ................            2,000,000    1,962,340
 Monroe County, Hospital Authority Revenue, Bloomington Hospital Project, MBIA Insured, 6.70%,
 5/01/12                                                                                           300,000      330,537
 Muncies Edit Building Corp., Industrial First Mortgage, Series A, AMBAC Insured, 6.60%,12/01/17 2,000,000    2,164,180
 New Prairie Unified School Building Corp., Revenue, First Mortgage, Refunding, 5.80%, 7/05/11   1,520,000    1,586,120
 North Lawrence Community School, COP, Multi-School Building Corp.,
 Pre-Refunded, 8.10%, 1/01/10 ......................................................                85,000       87,823
 North Montgomery Elementary School Building Corp., COP, Pre-Refunded, 8.375%, 7/01/08              60,000       62,045
 Northridge High School Additions, Building Corp., Middlebury, First Mortgage,
 Pre-Refunded, 8.00%, 12/30/08......................................................               125,000      131,570
 Perry Township Multi-School Building Corp. Revenue, First Mortgage, Pre-Refunded, 7.80%, 1/01/03  100,000      103,226
 Peru Community School Building Corp., First Mortgage, Pre-Refunded,
 Series 1988, 7.90%, 7/01/08 ........................................................              150,000      160,107
 Series 1989, 7.80%, 1/01/11 ........................................................              100,000      106,611
 PHM Multi-School Building Corp., First Mortgage, FSA Insured 5.90%, 7/15/14 ........            1,000,000    1,037,670
 Princeton PCR, Refunding, Public Service Co. of Indiana Project, Series C, MBIA Insured,
 7.375%, 3/15/12 ...................................................................               250,000      268,665
 South Bend Redevelopment Authority Lease Revenue, Rental Parking Facility Project,
 Pre-Refunded, 7.90%, 2/01/07 ......................................................               150,000      152,420
 Steuben County Metropolitan School District, COP, 6.90%, 1/01/08 ...................              500,000      532,015
 Sullivan Industrial PCR, Refunding, Hoosier Energy, Meron Project, 7.10%, 4/01/19 ..              750,000      808,133
 Twin Lakes School Building Improvement Corp., First Mortgage, Pre-Refunded, 7.50%, 1/15/08        250,000      265,875
 Warsaw High School Building Corp., First Mortgage, Pre-Refunded, 8.10%, 1/01/09 ....               50,000       52,695
                                                                                                          -------------
 Total Long Term Investments (Cost $50,435,352) .....................................                        53,408,633
                                                                                                          -------------
aShort Term Investments .4%
 Indiana Secondary Market, Educational Loans Inc., Educational Loan Revenue, Series B,
 AMBAC Insured, Weekly VRDN and Put, 3.40%,
 12/01/14 ...........................................................................              100,000      100,000
 Puerto Rico Commonwealth Government Development Bank, Refunding,
 Weekly VRDN and Put, 2.90%, 12/01/15 ...............................................              100,000      100,000
                                                                                                          -------------
 Total Short Term Investments (Cost $200,000) .......................................                           200,000
 Total Investments (Cost $50,635,352) 101.9% ........................................                        53,608,633
 Other Assets, less Liabilities (1.9%) ..............................................                         (994,213)
                                                                                                          -------------
 Net Assets 100.0% ..................................................................                       $52,614,420
                                                                                                          =============

See glossary of abbreviations on page 134.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Michigan Tax-Free Income Fund
                                                                                               Six Months EndedYear Ended
                                                                                                August 31, 1997February 28,
Class I                                                                                           (unaudited)    19973
Per Share Operating Performance
(for a share outstanding throughout the period)

Net asset value, beginning of period                                                                      $10.42   $10.00
Income from investment operations:
 Net investment income                                                                                       .24      .30
 Net realized and unrealized gains                                                                           .22      .32
Total from investment operations                                                                             .46      .62
Less distributions:
 Dividends from net investment income                                                                       (.29)    (.20)
Net asset value, end of period                                                                            $10.59   $10.42

Total return+                                                                                               4.44%    6.17%

Ratios/Supplemental Data
Net assets, end of period (000's)                                                                      $7,491   $3,884
Ratio to average net assets:
 Expenses                                                                                                    .25%*    .34%*
 Expenses excluding waiver and payments by affiliate                                                        1.22%*   1.21%*
 Net investment income                                                                                      5.44%*   4.90%*
Portfolio turnover rate                                                                                    34.59%   42.83%

3For the period July 1, 1996 (effective date) to February 28, 1997. +Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. *Annualized

FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1997 (unaudited)



                                                                                                   PRINCIPAL
 Franklin Michigan Tax-Free Income Fund                                                             AMOUNT       VALUE
 Long Term Investments 96.1%

 Avondale School District, AMBAC Insured, 5.75%, 5/01/22 ............................            $ 150,000    $ 152,207
 Caledonia Community Schools, MBIA Insured, 5.85%, 5/01/22 ..........................              100,000      102,737
 Cedar Springs Public School District, MBIA Insured, 5.875%, 5/01/19 ................              250,000      255,988
 Dearborn EDC Hospital Revenue, Oakwood Obligation Group, Series A, FGIC Insured, 5.75%, 11/15/15  100,000      102,078
 Detroit Sewage Disposal Revenue, Series A, MBIA Insured, 5.50%, 7/01/20 ............              215,000      215,722
 Farmington Hills EDC Revenue, Botsford Continuing Care, Series A, MBIA Insured, 5.75%, 2/15/25    100,000      101,304
 Ferris State University Revenue, AMBAC Insured, 5.90%, 10/01/26 ....................              240,000      246,833
 Gogebic-Iron Wastewater Authority, Wastewater Treatment System Revenue,
  Refunding, MBIA Insured, 6.05%, 1/01/25 ...........................................              500,000      517,565
 Greenville Public Schools Building, MBIA Insured, 5.75%, 5/01/19 ...................              160,000      163,043
 Grosse Ile Township School District, Refunding, FGIC Insured, 6.00%, 5/01/22 .......              150,000      155,094
 Huron Valley School District, FGIC Insured,
 5.875%, 5/01/16 ....................................................................              100,000      103,302
 5.75%, 5/01/22 .....................................................................              100,000      101,247
 Jackson County Hospital Finance Authority Revenue, Foote Memorial Hospital,
  Series A, AMBAC Insured, 5.25%, 6/01/17............................................              300,000      290,658
 Jenison Public Schools, Refunding, FGIC Insured, 5.75%, 5/01/16 ....................              130,000      132,594
 Kalamazoo Hospital Finance Authority Hospital Facility Revenue, Refunding and Improvement,
  Bronson Methodist, MBIA Insured, 5.875%,  5/15/26 .................................              225,000      229,363
 Kenowa Hills Public Schools, MBIA Insured, 5.875%, 5/01/21 .........................              275,000      281,243
 Lakeview Community Schools, FGIC Insured, 5.75%, 5/01/16 ...........................              100,000      101,920
 Lincoln Consolidated School District, Refunding, FGIC Insured, 5.85%, 5/01/21 ......              140,000      142,940
 Michigan Municipal Bond Authority Revenue, Local Government Loan Program,
  Series B, 5.50%, 11/01/27 .........................................................              150,000      147,987
 Michigan State HDA,
 Rental Housing Revenue, Refunding, Series A, AMBAC Insured, 6.00%, 4/01/16 .........              200,000      206,392
 SFMR, Refunding, Series B, 6.20%, 6/01/27 ..........................................              100,000      102,912
 SFMR, Series D, 5.95%,12/01/16 .....................................................              250,000      257,830
 SFMR, Series E, 6.20%, 12/01/27 ....................................................              350,000      359,947
 Michigan State Hospital Finance Authority Revenue,
 Mercy Health Services, Series Q, AMBAC Insured, 5.375%, 8/15/26 ....................              200,000      194,418
 Mercy Health Services, Series U, 5.75%, 8/15/26 ....................................              300,000      303,348
 Presbyterian Villages Obligation, 6.375%, 1/01/15 ..................................              225,000      227,232
 Presbyterian Villages Obligation, 6.375%, 1/01/25 ..................................            1,250,000    1,252,350
 Refunding, Henry Ford Health Systems, FSA Insured, 5.75%, 9/01/17 ..................              140,000      142,251
 Sparrow Obligated Group, MBIA Insured, 5.90%, 11/15/26 .............................              100,000      102,712
 Ottawa County Building Authority, Series A, 5.25%, 11/01/17 ........................              250,000      245,408
 Pinckney Community Schools, Livingston and Washtenaw Counties, FGIC Insured, 5.50%, 5/01/27       150,000      149,118
 Zeeland Public Schools, Refunding, Series B, MBIA Insured, Pre-Refunded, 6.05%, 5/01/19           100,000      110,008
                                                                                                          -------------
 Total Long Term Investments (Cost $7,003,835) ......................................                         7,197,751
                                                                                                          -------------
 aShort Term Investments 5.3%
 Michigan State Strategic Fund Limited Obligation Revenue, Refunding, Detroit Edison Co.,
  Daily VRDN and Put, 3.70%, 9/01/30 ................................................              200,000      200,000
 Midland County EDC Limited Obligation Revenue, Refunding, Dow Chemical Co. Project,
  Series B, Daily VRDN and Put, 3.70%, 12/01/15 .....................................              200,000      200,000
                                                                                                          -------------
 Total Short Term Investments (Cost $400,000) .......................................                           400,000
                                                                                                          -------------
 Total Investments (Cost $7,403,835) 101.4% .........................................                         7,597,751
 Other Assets, less Liabilities (1.4%) ..............................................                         (106,831)
                                                                                                          -------------
 Net Assets 100.0% ..................................................................                        $7,490,920
                                                                                                          =============

See glossary of abbreviations on page 134.

aVariable rate demand notes (VRDN's) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin New Jersey Tax-Free Income Fund
                                                        Six Months Ended
                                                         August 31, 1997             Year Ended February 28,
Class I                                                    (unaudited)      1997    19962      1995      1994      1993
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                        $11.61        $11.68    $11.28    $11.82    $11.85    $11.16
Income from investment operations:
 Net investment income                                         .32           .64       .65       .66       .67       .69
 Net realized and unrealized gains (losses)                    .08          (.06)      .39      (.55)     (.02)      .69
Total from investment operations                               .40           .58      1.04       .11       .65      1.38
Less distributions:
 Dividends from net investment income                         (.32)         (.65)     (.64)     (.65)     (.68)     (.68)
 Distributions from net realized gains                       --            --        --        --        --         (.01)
Total distributions                                           (.32)         (.65)     (.64)     (.65)     (.68)     (.69)
Net asset value, end of period                              $11.69        $11.61    $11.68    $11.28    $11.82    $11.85

Total return+                                                 3.51%         5.13%     9.43%     1.12%     5.39%    12.55%

Ratios/Supplemental Data
Net assets, end of period (000's)                             $606,104  $574,691 $564,864  $533,937  $561,130  $433,702
Ratio to average net assets:
 Expenses                                                      .67%*         .64%      .65%      .63%      .57%      .59%
 Net investment income                                        5.42%*        5.58%     5.65%     5.86%     5.60%     6.06%
Portfolio turnover rate                                       7.13%         8.87%    12.04%    31.05%     4.16%    14.12%

Class II
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                        $11.66        $11.72    $11.30
Income from investment operations:
 Net investment income                                         .28           .57       .49
 Net realized and unrealized gains (losses)                    .10          (.05)      .40
Total from investment operations                               .38           .52       .89
Less distributions:
 Dividends from net investment income                         (.29)         (.58)     (.47)
Net asset value, end of period                              $11.75        $11.66    $11.72

Total return+                                                 3.30%         4.57%     8.02%

Ratios/Supplemental Data
Net assets, end of period (000's)                       $21,106       $13,095    $4,542
Ratio to average net assets:
 Expenses                                                     1.23%*        1.21%     1.23%*
 Net investment income                                        4.86%*        5.01%     5.15%*
Portfolio turnover rate                                       7.13%         8.87%    12.04%

2For the period May 1, 1995 (effective date) to February 29, 1996 for Class II. +Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price. *Annualized

FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1997 (unaudited)



                                                                                                  PRINCIPAL
 Franklin New Jersey Tax-Free Income Fund                                                          AMOUNT       VALUE
 Long Term Investments 98.9%

 Aberdeen Township, Refunding, FGIC Insured, 5.70%, 2/01/22 .........................          $ 4,100,000  $ 4,196,473
 Allamuchy Town Board of Education, COP, MBIA Insured, 6.00%, 11/01/14 ..............            1,000,000    1,051,670
 Atlantic City Municipal Utilities Authority Revenue, Water System, Pre-Refunded, 7.75%, 5/01/17 2,000,000    2,212,460
 Atlantic County Improvement Authority, Luxury Tax Revenue, Convention Center Project,
  MBIA Insured, ETM, 7.40%, 7/01/16 .................................................            9,500,000   11,817,810
 Atlantic County Utilities Authority, Solid Waste Revenue,
 7.00%, 3/01/08 .....................................................................            2,000,000    2,009,260
 7.125%, 3/01/16 ....................................................................            6,600,000    6,656,034
 Bedminister Township Board of Education, COP, 7.125%, 9/01/10 ......................            2,000,000    2,203,480
 Bergen County Utility Authority, Solid Waste System Revenue, Series A, FGIC Insured
 6.25%, 6/15/11 .....................................................................            1,325,000    1,424,256
 Pre-Refunded, 7.75%, 3/15/13 .......................................................              100,000      102,079
 Bridgeview Manor Housing Corp. Revenue, Series A, Pre-Refunded, 8.20%, 12/01/08 ....              100,000      103,041
 Camden County, Municipal Utilities Authority, Sewer Revenue, Refunding, FGIC Insured, 5.125%,
 7/15/17                                                                                         4,560,000    4,429,675
 Cape May County, IPC, Financing Authority Revenue, Refunding, Atlantic City Electric Co.,
  Series A, MBIA Insured, 6.80%, 3/01/21 ............................................            5,400,000    6,423,786
 Carteret Board of Education, COP, MBIA Insured, 6.25%, 4/15/19 .....................            2,750,000    2,918,328
 Church Street Corp., Keansburg Elderly Housing Mortgage Revenue, Refunding, 5.625%, 3/01/11     1,890,000    1,914,797
 Delaware River and Bay Authority Revenue, FGIC Insured, 5.25%, 1/01/26 .............           10,200,000    9,906,444
 Delaware River Joint Toll Bridge System Commission Revenue, Pre-Refunded, 7.875%, 7/01/18         200,000      210,334
 Delaware River Port Authority, Pennsylvania and New Jersey Revenue, FGIC Insured,5.50%,1/01/26 24,000,000   24,054,000
 Delaware River Port Authority, Pennsylvania and New Jersey River Bridges Revenue,
  Refunding, AMBAC Insured, 7.375%, 1/01/07 .........................................            1,000,000    1,058,540
 Essex County Improvement Authority, GO, Lease Revenue, MBIA Insured, 6.00%, 12/01/17            2,510,000    2,613,939
 Evesham Municipal Utilities Authority Revenue, Series B, MBIA Insured, 7.00%, 7/01/10           3,000,000    3,199,080
 Freehold Township Board of Education, FSA, 5.40%, 7/15/28 ..........................            1,080,000    1,053,000
 Gloucester County Improvement Authority Revenue,
 Justice Complex Lease Project, Pre-Refunded, 7.50%, 12/15/10 .......................            1,000,000    1,082,330
 Solid Waste Resource Recovery, SES Gloucester Co., Limited Partnership Project,
  Series B, 8.375%, 7/01/10 .........................................................              275,000      278,245
 Hamilton Township Board of Education, COP, Series B, FSA Insured, 7.00%, 12/15/15 ..            4,670,000    5,083,669
 Howell Township, GO, Refunding, FGIC Insured, 6.80%, 1/01/14 .......................            1,750,000    1,905,680
 Howell Township Municipal Utilities Authority Revenue, Monmouth County,
  BIG Insured, Pre-Refunded, 7.375%, 1/01/14 ........................................              100,000      104,849
 Hudson County, COP, Correctional Facility, BIG Insured, Pre-Refunded, 7.60%, 12/01/21           2,550,000    2,710,038
 Hudson County Improvement Authorities Facilities Lease Revenue, Hudson County Lease Project,
  FGIC Insured, 6.00%, 12/01/25 .....................................................           2,000,000     2,062,480
 Lacey Municipal Utilities Authority, Water Revenue, MBIA Insured,
 6.125%, 12/01/14 ...................................................................            1,225,000    1,317,426
 6.10%, 12/01/23 ....................................................................            2,500,000    2,621,700
 Mercer County Improvement Authority Revenue, Library Systems, Series A, 6.00%, 12/01/14         2,500,000    2,606,900
 Middlesex County, COP, MBIA Insured,
 6.00%, 8/15/14 .....................................................................            1,500,000    1,584,165
 6.125%, 2/15/19 ....................................................................            2,300,000    2,414,954
 Middlesex County Improvement Authority Revenue, Guaranteed Educational Services,
  Commission Project, 6.00%, 9/15/14 ................................................            2,000,000    2,114,100
 Middlesex County Utilities Authority, Sewer Revenue, Refunding, Series A,
  FGIC Insured, 5.375%, 9/15/15 .....................................................            2,100,000    2,121,840
 Middletown Township, Board of Education, MBIA Insured,
 5.85%, 8/01/24 .....................................................................            4,295,000    4,434,888
 5.85%, 8/01/25 .....................................................................            4,300,000    4,440,051
 Monmouth County Improvement Authority Revenue, Wall and Keyport Projects,
  BIG Insured, Pre-Refunded, 7.90%, 7/15/13 .........................................             100,000       105,469
 New Jersey EDA,
 Auto Parking Revenue, Elizabeth Development Co., FGIC Insured, 5.60%, 10/15/26 .....            2,000,000    2,012,100
 Heating and Cooling Revenue, Trigen-Trenton Project, Series A, 6.20%, 12/01/10 .....            6,370,000    6,513,389
 Heating and Cooling Revenue, Trigen-Trenton Project, Series B, 6.10%, 12/01/04 .....            3,375,000    3,473,955
 Heating and Cooling Revenue, Trigen-Trenton Project, Series B, 6.20%, 12/01/07 .....            2,720,000    2,790,176
 Hillcrest Health Services System Project, Refunding, AMBAC Insured, 5.375%, 1/01/16             2,500,000    2,503,125
 Jersey Central Power and Light, 7.10%, 7/01/15 .....................................              550,000      603,163
 Market Transition Facilities Revenue, Senior Lien, Series A, MBIA Insured, 5.875%, 7/01/11      3,000,000    3,176,430
 Middlesex Water Co. Project, Water Facilities Revenue, 7.25%, 7/01/21 ..............            6,000,000    6,530,580
 Natural Gas Facilities Revenue, New Jersey Natural Gas Co. Project,
  Series A, AMBAC Insured, 6.25%, 8/01/24 ...........................................            8,200,000    8,661,332
 Natural Gas Facilities Revenue, New Jersey Natural Gas Co. Project, Series B, 7.25%, 3/01/21    7,810,000    8,066,793
 School Revenue, Blair Academy, 1995 Project, Series A, 5.85%, 9/01/16 ..............            1,640,000    1,668,224
 Series M, 7.90%, 12/01/08 ..........................................................              340,000      355,290

 New Jersey EDA, (cont.)
 Series N, 6.90%, 12/01/11 ..........................................................          $ 3,865,000  $ 4,154,063
 Series P, 6.90%, 12/01/11 ..........................................................              435,000      467,534
 St. Barnabas Project, Series A, MBIA Insured, 5.375%, 7/01/27 ......................            4,375,000    4,276,081
 State Lease Revenue Refunding, Liberty State Park Lease Rental, AMBAC Insured, 5.75%, 3/15/20   4,605,000    4,725,605
 State Lease Revenue Refunding, Liberty State Park Lease Rental, AMBAC Insured, 5.75%, 3/15/22   3,315,000    3,401,820
 Terminal GATX Corp. Project, 6.65%, 9/01/22 ........................................            7,440,000    7,969,654
 Water Facilities Revenue Refunding, Hackensack Water Co. Project, Series A,
  MBIA Insured, 5.80%, 3/01/24 ......................................................            1,000,000    1,022,850
 New Jersey Health Care Facilities Financing Authority Revenue,
 Atlantic City Medical Center, Series C, 6.80%, 7/01/11 .............................            2,500,000    2,676,500
 Atlantic Health Systems, Series A, 5.00%, 7/01/27 ..................................            4,000,000    3,691,640
 Berkeley Heights Convalescent Hospital, AMBAC Insured, 5.00%, 7/01/26 ..............            6,000,000    5,625,780
 Beth Israel Hospital Association Passaic, 7.80%, 7/01/04 ...........................            3,065,000    3,245,927
 Beth Israel Hospital Association Passaic, Refunding, 7.875%, 7/01/07 ...............            1,000,000    1,060,310
 Cathedral Health, Series A, FHA Insured, 7.25%, 2/15/10 ............................            9,370,000   10,107,138
 Cathedral Health, Series A, FHA Insured, 7.25%, 2/15/21 ............................            2,020,000    2,182,913
 Clara Maas Medical Center, Series B, Pre-Refunded, 7.30%, 7/01/09 ..................            1,000,000    1,074,200
 Clara Maas Medical Center, Series B, Pre-Refunded, 7.25%, 7/01/19 ..................            2,435,000    2,613,559
 Community Memorial Hospital Association, Series C, 8.00%, 7/01/14 ..................              100,000      104,763
 East Orange General Hospital, Series B, 7.75%, 7/01/20 .............................            5,445,000    5,842,431
 Elizabeth General Medical Center, Series C, 7.375%, 7/01/15 ........................            4,890,000    5,199,635
 Franciscan St. Mary's Hospital, 5.875%, 7/01/12 ....................................            5,150,000    5,205,775
 Hackensack Medical Center, FGIC Insured, 6.25%, 7/01/21 ............................            2,400,000    2,487,840
 Holy Name Hospital, 6.00%, 7/01/25 .................................................            3,000,000    3,047,970
 Holy Name Hospital, AMBAC Insured, 5.25%, 7/01/20 ..................................            4,380,000    4,260,426
 Holy Name Hospital, Series B, AMBAC Insured, Pre-Refunded, 7.00%, 7/01/08 ..........            4,000,000    4,360,600
 Jersey Shore Medical Center, Revenue Refunding, AMBAC Insured, 5.875%, 7/01/24 .....            2,500,000    2,561,075
 John F. Kennedy Health Systems, Obligation Group Revenue, FGIC Insured, 5.70%, 7/01/25          5,000,000    5,067,100
 Kennedy Memorial Hospitals-University Medical Center, Inc., Series D, 7.875%, 7/01/09             230,000      240,571
 Monmouth Medical Center, Series C, FSA Insured, 6.25%, 7/01/16 .....................            4,900,000    5,249,223
 Monmouth Medical Center, Series C, FSA Insured, 6.25%, 7/01/24 .....................            8,250,000    8,754,158
 Morristown Memorial Hospital, Series C, 7.125%, 7/01/08 ............................            1,800,000    1,900,908
 New Jersey Geriatric Center of Workmen's Circle, Inc., Series A,
  FHA Mortgage Insured, 8.00%, 2/01/28 ..............................................              125,000      131,083
 Newcomb Medical Center, Series A, 7.875%, 7/01/03 ..................................            3,110,000    3,331,339
 Overlook Hospital Association, Series E, FGIC Insured, 6.70%, 7/01/13 ..............            8,500,000    8,748,370
 Pascack Valley Hospital, 6.90%, 7/01/21 ............................................            3,565,000    3,786,244
 Riverview Medical Center, 5.875%, 7/01/16 ..........................................           10,000,000   10,378,800
 Shoreline Behavioral Health, MBIA Insured, Pre-Refunded, 5.50%, 7/01/27 ............            1,500,000    1,503,750
 St. Joseph's Hospital and Medical Center, Revenue Refunding, 5.75%, 7/01/16 ........            2,050,000    2,089,524
 St. Joseph's Hospital and Medical Center, Revenue Refunding, 6.00%, 7/01/26 ........            1,000,000    1,027,960
 Wayne General Hospital, Series B, 5.75%, 8/01/11 ...................................            1,795,000    1,854,235
 Wayne General Hospital, Series B, 5.875%, 8/01/18 ..................................            1,000,000    1,031,040
 Zurbrugg Memorial Hospital Issue, Series C, 8.50%, 7/01/12 .........................              475,000      489,393
 New Jersey State Building Authority Revenue, Refunding, 7.20%, 6/15/13 .............            1,850,000    1,921,022
 New Jersey State Educational Facilities Authority Revenue,
 Institute of Technology, Series A, MBIA Insured, 6.00%, 7/01/15 ....................            4,000,000    4,226,720
 Jersey State College, Series D, MBIA Insured, 6.125%, 7/01/22 ......................            2,000,000    2,075,900
 New Jersey Institute of Technology Revenue, Refunding, Series A, MBIA Insured, 6.00%, 7/01/24   1,455,000    1,510,334
 New Jersey Institute of Technology, Series 95-E, MBIA Insured, 5.375%, 7/01/25 .....            2,500,000    2,445,075
 Princeton University, Series A, 5.875%, 7/01/18 ....................................            2,000,000    2,047,720
 Princeton University, Series C, 5.25%, 7/01/25 .....................................            2,760,000    2,700,494
 Ramapo College, Series C, BIG Insured, Pre-Refunded, 7.70%, 7/01/13 ................              500,000      525,340
 Rider College, Series D, AMBAC Insured, 6.20%, 7/01/17 .............................            3,000,000    3,170,220
 Rowan College, Series E, AMBAC Insured, 6.00%, 7/01/26 .............................            9,810,000   10,237,127
 Seton Hall University Project, Series C, BIG Insured, 6.85%, 7/01/19 ...............              445,000      472,345
 Seton Hall University Project, Series C, BIG Insured, Pre-Refunded, 6.85%, 7/01/19 .              555,000      592,346
 Seton Hall University Project, Series D, 7.00%, 7/01/21 ............................            4,400,000    4,677,068
 Seton Hall University Project, Series E, Refunding, MBIA Insured, 5.60%, 7/01/16 ...            1,765,000    1,800,741

 New Jersey State Educational Facilities Authority Revenue, (cont.)
 Trenton State College, Series B, AMBAC Insured, 6.125%, 7/01/19 ....................          $ 4,780,000  $ 5,005,616
 Trenton State College, Series B, AMBAC Insured, 6.125%, 7/01/24 ....................            7,845,000    8,192,455
 New Jersey State Highway Authority, Garden State Parkway, Senior Parkway Revenue,
 6.20%, 1/01/10 .....................................................................           5,000,000     5,546,650
 6.25%, 1/01/14 .....................................................................           2,500,000     2,627,350
 6.00%, 1/01/16 .....................................................................           2,900,000     2,967,164
 New Jersey State Housing and Mortgage Finance Agency,
 Home Buyer Revenue, Series B, MBIA Insured, 7.90%, 10/01/22 ........................              585,000      620,685
 Home Buyer Revenue, Series D, MBIA Insured, 7.70%, 10/01/29 ........................            3,100,000    3,242,383
 Home Buyer Revenue, Series J, MBIA Insured, 6.20%, 10/01/25 ........................            4,980,000    5,163,812
 Home Buyer Revenue, Series N, MBIA Insured, 6.35%, 10/01/27 ........................            4,000,000    4,203,240
 Home Buyer Revenue, Series U, MBIA Insured, 5.85%, 4/01/29 .........................           12,000,000   12,238,920
 Home Mortgage Purchase Revenue, Series A, MBIA Insured, 7.875%, 10/01/17 ...........               40,000       41,242
 MFHR, Montclarion Project, Series J, FHA Insured, 7.70%, 11/01/29 ..................            2,195,000    2,306,133
 MFHR, Refunding, Series A, AMBAC Insured, 6.00%, 11/01/14 ..........................            5,000,000    5,211,550
 MFHR, Refunding, Series A, AMBAC Insured, 6.05%, 11/01/20 ..........................           12,500,000   12,980,250
 MFHR, Regency Park Project, Series H, 7.70%, 11/01/30 ..............................              450,000      468,612
 Section 8, Refunding, Series 1, 6.70%, 11/01/28 ....................................            5,000,000    5,337,650
 Section 8, Refunding, Series A, 6.95%, 11/01/13 ....................................           12,400,000   13,189,632
 New Jersey State Sports and Expo. Authority, State Contract, Series A, MBIA Insured,
 6.60%, 7/01/15 .....................................................................            8,000,000    8,696,800
 Refunding, 6.25%, 7/01/20 ..........................................................            6,800,000    7,141,496
 Newark Board of Education, MBIA Insured, 5.875%, 12/15/14 ..........................            3,250,000    3,365,993
 North Bergen Township Municipal Utility Authority Sewer Revenue,
  FGIC Insured, Pre-Refunded, 7.625%, 12/15/19 ......................................            1,000,000    1,030,660
 North Brunswick Township, Board of Education, Refunding, FGIC Insured, 5.00%, 2/1/15            2,000,000    1,921,240
 Northern Mariana Islands, Commonwealth Ports Authority, Seaport Revenue,
  Port Saipan Harbor Improvement, Series A, 6.85%,  10/01/25 ........................            2,000,000    2,064,440
 Ocean Township Municipal Utilities Authority Revenue, Refunding, MBIA Insured, Pre-Refunded,
 7.875%, 8/01/15 ....................................................................              100,000      105,578
 5.80%, 12/01/18 ....................................................................            7,400,000    7,552,514
 Piscataway Township School District, COP, MBIA Insured, Pre-Refunded, 7.50%, 6/15/09            1,000,000    1,058,600
 Port Authority of New York and New Jersey,
 Consolidated 67th Series, 6.875%, 1/01/25 ..........................................            2,500,000    2,640,650
 Consolidated 67th Series, AMBAC Insured, 6.875%, 1/01/25 ...........................              750,000      791,513
 Consolidated 71st Series, 6.50%, 1/15/26 ...........................................            2,500,000    2,612,075
 Consolidated 72nd Series, Pre-Refunded, 7.35%, 10/01/27 ............................           12,000,000   13,660,680
 Consolidated 74th Series, 6.75%, 8/01/26 ...........................................            1,000,000    1,064,120
 Consolidated 84th Series, 6.00%, 1/15/28 ...........................................            1,125,000    1,148,355
 Consolidated 94th Series, 6.00%, 12/01/16 ..........................................            2,000,000    2,071,480
 Consolidated 94th Series, 6.00%, 6/01/17 ...........................................            5,000,000    5,160,450
 Consolidated 102nd Series, MBIA Insured, 5.75%, 10/15/23 ...........................            5,000,000    5,043,150
 Consolidated 109th Series, FGIC Insured, 5.375%, 7/15/22 ...........................            4,645,000    4,578,855
 Delta Airlines, Inc., Special Project, Series 1R, 6.95%, 6/01/08 ...................            5,000,000    5,423,750
 Special Obligation Revenue, 4th Installment, Special Project, 6.75%, 10/01/11 ......            2,500,000    2,677,150
 Special Obligation Revenue, John F. Kennedy International Air Terminal,
  MBIA Insured, 5.75%, 12/01/22 .....................................................            8,000,000    8,076,240
 Puerto Rico Commonwealth, GO, 6.45%, 7/01/17 .......................................            5,000,000    5,474,050
 Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A,
  Pre-Refunded, 7.90%, 7/01/07 ......................................................            6,500,000    6,848,140
 Puerto Rico Commonwealth Highway Authority Revenue, Pre-Refunded,
 Series P, 8.125%, 7/01/13 ..........................................................              275,000      290,227
 Series Q, 8.00%, 7/01/18 ...........................................................            8,000,000    8,954,800
 Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A,
 7.90%, 7/01/07 .....................................................................              350,000      367,182
 7.75%, 7/01/08 .....................................................................            5,500,000    5,756,960
 7.50%, 7/01/09 .....................................................................              250,000      261,178
 Puerto Rico Commonwealth Urban Renewal and Housing Corp., Commonwealth Appropriation,
  Refunding, 7.875%, 10/01/04 .......................................................            1,000,000    1,080,380
 Puerto Rico Electric Power Authority Revenue,
 Refunding, Series N, 7.125%, 07/01/14 ..............................................            2,355,000    2,498,349
 Series T, 6.00%, 7/01/16 ...........................................................           11,535,000   11,973,676

 Puerto Rico Electric Power Authority Revenue, (cont.)
 Series X, 6.00%, 7/01/15 ...........................................................          $ 2,000,000  $ 2,101,280
 Series X, 6.125%, 07/01/21 .........................................................            5,000,000    5,265,300
 Puerto Rico HFC,
 FHA Mortgage Insured, Sixth Portfolio, Section 8, Pre-Refunded, 7.75%, 12/01/26 ....              125,000      150,918
 MFMR, Portfolio A, Series 1, 7.50%, 04/01/22 .......................................            5,000,000    5,275,500
 SFMR, Portfolio No. 1, Series A, GNMA Secured, 7.80%, 10/15/21 .....................              210,000      217,579
 SFMR, Portfolio No. 1, Series B, GNMA Secured, 7.65%, 10/15/22 .....................            1,110,000    1,172,571
 Puerto Rico Industrial, Medical and Environmental Facilities, PCFA,
  Baxter Travenol Labs., Series A, 8.00%, 9/01/12 ...................................            2,000,000    2,131,040
 Puerto Rico Municipal Finance Agency, Series A, Pre-Refunded, 8.25%, 7/01/08 .......              100,000      105,595
 Rutgers State University, Series A, 6.50%, 5/01/18 .................................            4,250,000    4,502,578
 Salem County IPC, Financing Authority Revenue, Refunding, Public Services,
  Electric and Gas Co., Series D, MBIA Insured, 6.55%,  10/01/29 ....................            5,000,000    5,514,700
 Sayreville HDC, Mortgage Revenue, Refunding, Lakeview, Section 8, FHA Insured, 7.75%, 8/01/24   1,935,000    1,965,263
 South Brunswick Township, Board of Education, Refunding, Series AA, FGIC Insured, 5.50%, 8/1/24              1,720,000
1,717,489
 Stony Brook Regional Sewerage Authority Revenue, Series A, Pre-Refunded, 7.40%, 12/01/09        1,000,000    1,088,160
 Sussex County Municipal Utilities Authority, Solid Waste Revenue, Series A,
  BIG Insured, Pre-Refunded, 7.875%, 12/01/13 .......................................              100,000      106,606
 Union County Improvement Authority Revenue, Plainfield Board of Education,
  FGIC Insured, 5.85%, 8/01/26 ......................................................            5,000,000    5,170,850
 University of Medicine and Dentistry Revenue,
 Series A, MBIA Insured, 5.00%, 9/1/22 ..............................................            1,700,000    1,611,762
 Series C, Pre-Refunded, 7.20%, 12/01/09 ............................................              750,000      812,940
 Series C, Pre-Refunded, 7.20%, 12/01/19 ............................................              725,000      785,842
 Warren Hills Regional School District COP, BIG Insured, Pre-Refunded, 7.375%, 12/15/09          1,200,000    1,267,764
 Winslow Township, GO, Camden County, Refunding, AMBAC Insured, Pre-Refunded, 7.80%, 7/01/18       100,000      104,221
                                                                                                          -------------
 Total Long Term Investments (Cost $586,359,300) ....................................                       620,056,099
                                                                                                          -------------
aShort Term Investments .1%
 Puerto Rico Commonwealth Government Development Bank, Refunding,
  Weekly VRDN and Put, 2.95%, 12/01/15 (Cost $600,000) ..............................              600,000      600,000
                                                                                                          -------------
 Total Investments (Cost $586,959,300) 99.0%.........................................                       620,656,099
 Other Assets, less Liabilities 1.0%.................................................                         6,554,751
                                                                                                          -------------
 Net Assets 100.0%...................................................................                      $627,210,850
                                                                                                          =============

See glossary of abbreviations on page 134.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Oregon Tax-Free Income Fund
                                                        Six Months Ended
                                                         August 31, 1997             Year Ended February 28,
Class I                                                    (unaudited)      1997    19962      1995      1994      1993
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                        $11.55        $11.60    $11.22    $11.70    $11.73    $11.02
Income from investment operations:
 Net investment income                                         .31           .63       .63       .63       .64       .66
 Net realized and unrealized gains (losses)                    .11          (.05)      .38      (.49)     (.02)      .70
Total from investment operations                               .42           .58      1.01       .14       .62      1.36
Less distributions:
 Dividends from net investment income                         (.31)         (.63)     (.63)     (.62)     (.65)     (.65)
Net asset value, end of period                              $11.66        $11.55    $11.60    $11.22    $11.70    $11.73

Total return+                                                 3.69%         5.13%     9.19%     1.36%     5.15%    12.52%

Ratios/Supplemental Data
Net assets, end of period (000's)                             $402,154  $384,003 $375,415  $349,458  $375,684  $303,719
Ratio to average net assets:
 Expenses                                                      .68%*         .66%      .66%      .65%      .58%      .62%
 Net investment income                                        5.42%*        5.52%     5.51%     5.71%     5.47%     5.87%
Portfolio turnover rate                                       2.91%         4.47%     6.52%    26.44%     9.42%     7.78%
Class II
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                        $11.61        $11.65    $11.23
Income from investment operations:
 Net investment income                                         .28           .56       .47
 Net realized and unrealized gains (losses)                    .11          (.04)      .41
Total from investment operations                               .39           .52       .88
Less distributions:
 Dividends from net investment income                         (.28)         (.56)     (.46)
Net asset value, end of period                              $11.72        $11.61    $11.65

Total return+                                                 3.39%         4.59%     7.99%

Ratios/Supplemental Data
Net assets, end of period (000's)                       $11,116        $7,100    $2,044
Ratio to average net assets:
 Expenses                                                     1.24%*        1.23%     1.24%*
 Net investment income                                        4.84%*        4.93%     4.87%*
Portfolio turnover rate                                       2.91%         4.47%     6.52%

2For the period May 1, 1995 (effective date) to February 29, 1996 for Class II. +Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price. *Annualized

FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1997 (unaudited)



                                                                                                  PRINCIPAL
 Franklin Oregon Tax-Free Income Fund                                                              AMOUNT       VALUE
 Long Term Investments 98.8%

 Albany Sewer Revenue, Series A, Pre-Refunded, 7.00%, 2/01/12 .......................            $ 750,000    $ 813,525
 Albany Water Revenue, Second Lien, Pre-Refunded, 7.25%, 8/01/09 ....................            1,000,000    1,058,140
 Bay Area Health District Hospital Facility Authority, Health Facilities Revenue,
  Evergreen Court Project, 7.25%, 10/01/14 ..........................................            2,000,000    2,142,680
 Bear Creek Valley Sanitary Authority, GO,
 7.30%, 6/01/05 .....................................................................             100,000       103,126
 7.35%, 6/01/06 .....................................................................             105,000       108,320
 7.70%, 5/01/07 .....................................................................              50,000        50,779
 7.40%, 6/01/07 .....................................................................             115,000       118,678
 7.40%, 6/01/08 .....................................................................             125,000       128,998
 Benton County, Oregon Hospital Facilities Authority, Good Samaritan Hospital, Corvallis, 6.25%,
 10/01/09                                                                                        1,125,000    1,175,985
 Central Lincoln Utility District Electric Revenue, Pre-Refunded, 6.75%, 1/01/11 ....            1,000,000    1,075,070
 Chemeketa Community College District, FGIC Insured, 5.80%, 6/01/12 .................            1,000,000    1,068,410
 City of Bend, Urban Renewal Agency Tax Revenue, Series A,
 6.85%, 9/01/06 .....................................................................              600,000      609,498
 7.00%, 9/01/11 .....................................................................              750,000      762,518
 City of Oregon, Sewer Revenue, 6.875%, 10/01/19 ....................................            4,000,000    4,154,240
 Clackamas County, Health Facilities Authority Hospital Revenue, Refunding, Adventist Health,
  Series A, MBIA Insured, 6.35%, 3/01/09 ............................................            4,945,000    5,337,534
 Clackamas County, Hospital Facilities Authority Revenue,
 Elderly Housing, Pre-Refunded, 7.00%, 11/15/11 .....................................            1,250,000    1,399,150
 GNMA Secured, Jennings Lodge Project, 7.50%, 10/20/31 ..............................            2,990,000    3,230,366
 Kaiser Permanente, Series A, 6.50%, 4/01/11 ........................................            1,635,000    1,730,664
 Kaiser Permanente, Series A, 6.25%, 4/01/21 ........................................            4,950,000    5,256,455
 Refunding, Gross Willamette Falls, 5.75%, 4/01/15 ..................................            2,250,000    2,261,970
 Refunding, Willamette View Inc. Project, 6.10%, 11/01/12 ...........................              500,000      507,675
 Refunding, Willamette View Inc. Project, 6.30%, 11/01/21 ...........................            1,500,000    1,526,625
 Sisters of Providence Project, 8.125%, 10/01/07 ....................................              110,000      112,488
 Clackamas County USD No. 115, AMBAC Insured, 6.15%, 6/01/14 ........................            4,000,000    4,310,320
 Clackamas Oregon Community College District, MBIA Insured, 5.80%, 6/01/26 ..........            1,000,000    1,023,980
 Clairmont Water District Revenue, 6.50%, 2/01/12 ...................................            1,125,000    1,161,923
 Deschutes County Hospital Facilities Authority, Hospital Revenue,
  St. Charles Medical Center, 6.00%, 1/01/13 ........................................            3,000,000    3,168,720
 Douglas County, Hospital Facilities Authority Revenue, Catholic Health Facilities,
 Series B, MBIA Insured, 6.00%, 11/15/15 ............................................            1,950,000    2,070,042
 Emerald People's Utility District, Electric System Revenue, Refunding,
 AMBAC Insured, Series B, Pre-Refunded, 7.30%, 11/01/11 .............................              500,000      533,755
 Eugene Electric Utility System Revenue,
 6.65%, 8/01/08 .....................................................................            1,145,000    1,225,070
 6.65%, 8/01/09 .....................................................................              615,000      658,007
 6.65%, 8/01/10 .....................................................................              655,000      699,599
 6.70%, 8/01/11 .....................................................................              700,000      748,895
 5.75%, 8/01/16 .....................................................................            3,000,000    3,092,550
 Eugene Public Safety Facilities, FGIC Insured, 5.70%, 6/01/16 ......................              500,000      515,210
 Eugene Trojan Nuclear Project Revenue, Refunding, 5.90%, 9/01/09 ...................              840,000      841,756
 Florence Improvement, GO, Lane County, Pre-Refunded, 8.50%, 10/01/07 ...............               70,000       70,246
 Guam Airport Authority Revenue, Series B,
 6.60%, 10/01/10 ...................................................................               750,000      797,138
 6.70%, 10/01/23 ...................................................................             1,900,000    2,031,404
 Guam Power Authority Revenue, Series A, 6.30%, 10/01/12 ............................              825,000      860,261
 Hermiston, GO, AMBAC Insured, 6.00%, 8/01/15 .......................................            1,000,000    1,059,550
 Hillsboro Hopital Facility Authority Revenue, Refunding, 5.75%, 10/01/12 ...........              205,000      207,298
 Klamath Falls Intercommunity Hospital Revenue, Merle West Medical Center Project,
 7.00%, 6/01/02 ....................................................................             1,500,000    1,625,745
 7.25%, 6/01/06 ....................................................................             2,310,000    2,511,409
 Lane County, COP, Fairground Project, 7.00%, 8/01/04 ...............................            1,000,000    1,042,380
 Lane County PCR, Refunding, Weyerhaeuser Co. Project, 6.50%, 7/01/09 ...............           11,575,000   12,531,674
 Lebanon Wastewater Revenue, Refunding, 5.875%, 6/01/20 .............................            2,425,000    2,387,364
 Marion County Housing Authority Revenue, Elliott Residence Project, GNMA Secured, 7.50%,
 10/20/25                                                                                        1,250,000    1,407,088
 Marion County Union High School District No. 7J, 6.00%, 6/01/13 ....................            1,000,000    1,071,410
 Medford Hospital Facilities Authority Revenue, Gross Rogue Valley Health Services,
 MBIA Insured, 6.75%, 12/01/20 ......................................................            4,475,000    4,801,988
 Metropolitan Service District, Convention Center, GO,
 Series A, 6.25%, 1/01/13 ...........................................................            4,865,000    5,101,877
 Unlimited Tax, Pre-Refunded, 7.60%, 12/01/10 .......................................              115,000      116,082

 Metropolitan Service District, Convention Center, GO, (cont.)
 Unlimited Tax, Pre-Refunded, 7.65%, 12/01/11 .......................................             $ 80,000     $ 80,762
 Unlimited Tax, Pre-Refunded, 7.65%, 12/01/12 .......................................               85,000       85,810
 Waste Disposal System, Revenue Bonds, Pre-Refunded, 7.30%, 1/01/11 .................            2,000,000    2,176,780
 Multnomah County Drain District No. 1 Assessment, MBIA Insured, 5.25%, 7/01/17 .....            1,000,000      971,140
 Multnomah County School District, COP, Series A, Pre-Refunded, 6.90%, 8/01/09 ......              175,000      179,947
 Multnomah Educational Service District, 5.40%, 6/01/17 .............................            1,000,000      997,500
 Northern Mariana Islands, Commonwealth Ports Authority, Seaport Revenue,
Port Saipan Harbor Improvement, Series A, 6.85%,  10/01/25 ..........................            3,500,000    3,612,770
 Oak Lodge Water District, GO, AMBAC Insured,
 7.40%, 12/01/08 ....................................................................              215,000      250,546
 7.50%, 12/01/09 ....................................................................              215,000      250,419
 Ontario Hospital Facility Authority-Catholic Health Corp., Facilities Revenue,
 Dominican Sisters of Ontario, Inc., Holy Rosary Hospital  Project, 6.10%, 11/15/17 .            1,500,000    1,559,970
 Oregon Health Sciences University Revenue, Series A, MBIA Insured, 5.25%, 7/01/25 ..            2,000,000    1,959,700
 Oregon State Bond Bank Revenue, EDR, Series B, Pre-Refunded, 6.80%, 1/01/11 ........            1,610,000    1,699,114
 Oregon State Department of Administrative Services, COP,
 Series A, AMBAC Insured, 5.80%, 5/01/24 ............................................            5,000,000    5,184,650
 Series C, MBIA Insured, 5.75%, 5/01/17 .............................................            2,000,000    2,076,380
 Oregon State Department of General Services, COP,
 Real Property Financing Program, Series A, AMBAC Insured, Pre-Refunded, 7.50%, 9/01/15            750,000      832,140
 Real Property Financing Program, Series A, MBIA Insured, Pre-Refunded, 7.20%, 1/15/15              10,000       10,873
 Refunding, Series D, MBIA Insured, 5.80%, 3/01/15 ..................................            1,000,000    1,024,020
 Series B, MBIA Insured, Pre-Refunded, 7.20%, 1/15/15 ...............................              150,000      163,089
 Series F, AMBAC Insured, Pre-Refunded, 7.50%, 9/01/15 ..............................            3,150,000    3,494,988
 Series G, AMBAC Insured, 6.25%, 9/01/15 ............................................              750,000      793,418
 Oregon State EDR, Georgia-Pacific Corp., Series CLVII, 6.35%, 8/01/25 ..............           18,500,000   19,168,220
 Oregon State Elderly and Disabled Housing Authority,
 Series A, 6.00%, 8/01/15 ...........................................................            1,000,000    1,047,860
 Series A, 6.00%, 8/01/21 ...........................................................              500,000      520,030
 Series B, 6.10%, 8/01/17 ...........................................................            1,470,000    1,539,796
 Series B, 6.25%, 8/01/23 ...........................................................            2,100,000    2,247,777
 Series B, 6.375%, 8/01/24 ..........................................................            2,155,000    2,268,331
 Series C, 6.50%, 8/01/22 ...........................................................            6,000,000    6,538,800
 Oregon State Elderly Housing, GO, Series A, 7.125%, 8/01/30 ........................              635,000      677,266
 Oregon State, GO, Board of Higher Education,
 6.50%, 10/01/17 ....................................................................              750,000      802,650
 Series A, 5.65%, 8/01/27 ...........................................................            4,440,000    4,508,998
 Series A, Pre-Refunded, 8.125%, 10/01/17 ...........................................               60,000       60,197
 Series A, Pre-Refunded, 7.50%, 5/01/18 .............................................              300,000      307,323
 Series C, 5.65%, 8/01/27 ...........................................................            1,460,000    1,481,404
 Oregon State, GO, Department of Energy, Series B, 6.80%, 1/01/17 ...................              400,000      412,712
 Oregon State, GO, Department of Transportation Revenue, Regional Light Rail,
 Federal Westside Project, MBIA Insured,
 6.10%, 6/01/07 .....................................................................            2,000,000    2,180,740
 6.20%, 6/01/08 .....................................................................            2,500,000    2,740,200
 6.25%, 6/01/09 .....................................................................            1,750,000    1,917,808
 Oregon State, GO, Series B, 6.875%, 12/01/13 .......................................            1,000,000    1,051,190
 Oregon State HFA, SFMR Program, Series A, 7.20%, 7/01/15 ...........................            4,450,000    4,719,359
 Oregon State Higher Education, GO, Series C, Pre-Refunded, 7.25%, 10/15/18 .........            1,445,000    1,500,387
 Oregon State Housing, Educational and Cultural Facility Authority,
 Lewis and Clark College Project, Series A, 6.125%,10/01/24 .........................           10,500,000   11,109,420
 Lewis and Clark College Project, Series A, MBIA Insured, Pre-Refunded, 7.125%, 7/01/20            800,000      875,880
 Reed College Project, Pre-Refunded, 6.75%, 7/01/11 .................................              700,000      770,427
 Reed College Project, Series A, Pre-Refunded, 6.75%, 7/01/21 .......................            1,250,000    1,378,100
 Oregon State Housing and Community Service Department, Finance Housing Revenue,
 Multi-Unit, Series A, 6.80%, 7/01/13 ...............................................            6,710,000    7,091,732
 Multi-Unit, Series A, 6.15%, 7/01/21 ...............................................              910,000      943,397
 Multi-Unit, Series C, 6.85%, 7/01/22 ...............................................              180,000      189,907
 SFM, Series A, 5.75%, 7/01/12 ......................................................              850,000      879,113
 SFM, Series A, 6.35%, 7/01/14 ......................................................            3,130,000    3,309,255
 Oregon State Housing and Community Service Department, Finance Housing Revenue, (cont.)
 SFM, Series A, 6.40%, 7/01/18 ......................................................          $ 1,455,000  $ 1,527,808
 SFM, Series A, 6.45%, 7/01/26 ......................................................            3,100,000    3,267,958
 SFM, Series B, 6.875%, 7/01/28 .....................................................           12,000,000   12,758,760
 SFM, Series C, 6.20%, 7/01/15 ......................................................            2,500,000    2,592,800
 SFM, Series C, 6.40%, 7/01/26 ......................................................            1,195,000    1,252,563
 SFM, Series D, 6.80%, 7/01/27 ......................................................            1,750,000    1,851,413
 SFM, Series E, 7.00%, 7/01/09 ......................................................              260,000      279,193
 SFM, Series E, 5.80%, 7/01/16 ......................................................              800,000      813,704
 SFM, Series E, 6.75%, 7/01/16 ......................................................            2,165,000    2,278,294
 SFM, Series E, 7.15%, 7/01/25 ......................................................            1,025,000    1,104,991
 SFM, Series F, 7.00%, 7/01/22 ......................................................            2,560,000    2,697,651
 SFM, Series F, 5.65%, 7/01/28 ......................................................            1,000,000      995,560
 SFM, Series G, 6.80%, 7/01/22 ......................................................              645,000      686,802
 Oregon State Veteran's Welfare, GO,
 Series 73-A, 7.00%, 12/01/11 .......................................................            2,500,000    2,639,225
 Series 75, 5.85%, 10/01/15 .........................................................              850,000      889,466
 Series 75, 5.875%, 10/01/18 ........................................................              485,000      507,683
 Series 75, 6.00%, 4/01/27 ..........................................................            2,870,000    3,000,040
 Series 76-A, 6.05%, 10/01/28 .......................................................            3,000,000    3,116,280
 Port of Astoria, GO, MBIA Insured, Pre-Refunded, 6.60%, 9/01/11 ....................              750,000      815,513
 Port of Morrow PCR, Idaho Power Co., Boardman Project, 7.25%, 8/01/08 ..............            2,200,000    2,227,302
 Port of Morrow Revenue, Refunding, Pre-Refunded, 8.00%, 12/01/11 ...................              500,000      524,250
 Port of Portland Special Obligation Revenue, Delta Airlines, Inc. Project, 6.20%, 9/01/22       4,000,000    4,111,640
 Port of St. Helens PCR, Refunding, Boise Cascade Corp. Project, 7.375%, 11/01/04 ...            1,500,000    1,535,865
 Port of Umpqua PCR, International Paper Co. Project, Series A, 6.60%, 3/15/05 ......              320,000      326,563
 Portland, COP, Refunding, PBA, Series A, Pre-Refunded, 7.25%, 4/01/08 ..............            2,000,000    2,098,160
 Portland Airport Way-Urban Renewal and Redevelopment Tax Increment,
 Sub-Series B-3, FGIC Insured, Pre-Refunded, 7.60%, 6/01/10 .........................            2,825,000    3,067,216
 Portland Hospital Facilities Authority Hospital Revenue,Refunding, Legacy
 Health System, AMBAC Insured, 6.70%, 5/01/21,
 Series A ...........................................................................           10,500,000   11,445,105
 Series B ...........................................................................           10,475,000   11,417,855
 Portland Housing Authority MFR, Berry Ridge Project, 6.30%, 5/01/29 ................            1,500,000    1,540,215
 Portland Housing Authority Revenue, 7.10%, 7/01/15 .................................            1,000,000    1,055,340
 Portland Hydroelectric Power Revenue, Bull Run Project, Series C, 7.00%, 10/01/16 ..              635,000      635,692
 Portland International Airport,
 Series 7-A, MBIA Insured, 6.75%, 7/01/09 ...........................................            1,500,000    1,626,060
 Series 7-B, MBIA Insured, 7.10%, 7/01/21 ...........................................              200,000      218,208
 Series 7-B, MBIA Insured, Pre-Refunded, 7.10%, 7/01/21 .............................            2,800,000    3,332,392
 Series 10, FGIC Insured, 5.75%, 7/01/25 ............................................              300,000      304,014
 Portland Multifamily Revenue Housing, Civic Stadium Housing Project, Series A, 6.00%, 3/01/17   1,000,000    1,021,750
 Portland Parking Revenue, Pre-Refunded, 8.625%, 10/01/12 ...........................              170,000      174,005
 Portland Sewer System Revenue,
 Pre-Refunded, 7.125%, 3/01/10 ......................................................            5,000,000    5,082,600
 Refunding, Series A, FGIC Insured, 5.00 %, 6/01/15 .................................            1,000,000      966,800
 Series A, 6.25%, 6/01/15 ...........................................................           14,100,000   15,581,064
 Series A, FGIC Insured, 6.00%, 10/01/12 ............................................              950,000    1,035,928
 Portland Urban Renewal and Redevelopment, Downtown Waterfront,
 Refunding, Series A, 6.40%, 6/01/08 ................................................            5,555,000    5,963,904
 Series H, Pre-Refunded, 8.25%, 12/01/07 ............................................              125,000      126,369
 Puerto Rico Commonwealth, GO, 6.45%, 7/01/17 .......................................            1,000,000    1,094,810
 Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A,
 FSA Insured, Pre-Refunded, 9.00%, 7/01/09 ..........................................               75,000       95,395
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
 Series Y, 5.50%, 7/01/26 ...........................................................              500,000      493,545
 Series Y, 5.50 %, 7/01/36 ..........................................................            4,000,000    3,942,800
 Puerto Rico Commonwealth Highway Authority Revenue,
 Series Q, Pre-Refunded, 8.00%, 7/01/18 .............................................            4,000,000    4,477,400
 Puerto Rico Commonwealth IDC, General Purpose Revenue, 8.00%, 1/01/03 ..............               15,000       15,080
 Puerto Rico Commonwealth Infrastructure Financing Authority,
 Special Tax Revenue, Series A, 7.75%, 7/01/08 ......................................            2,400,000    2,512,128
 Puerto Rico Commonwealth Public Improvement, GO, Series A, Pre-Refunded, 7.75%,
 7/01/06 ............................................................................              250,000      263,088
 7/01/13 ............................................................................              280,000      294,658
 Puerto Rico Electric Power Authority Revenue,
 Refunding, Series M, Pre-Refunded, 8.00%, 7/01/08 ..................................            $ 600,000    $ 632,616
 Refunding, Series X, 5.50%, 7/01/25 ................................................              600,000      587,394
 Series O, 7.125%, 7/01/14 ..........................................................            1,065,000    1,129,827
 Series O, Pre-Refunded, 7.125%, 7/01/14 ............................................              935,000      999,758
 Series R, 6.25%, 7/01/17 ...........................................................            2,070,000    2,192,109
 Series X, 6.00%, 7/01/15 ...........................................................            2,500,000    2,626,600
 Puerto Rico HFC,
 FHA Mortgage Insured, Sixth Portfolio, Section 8, Pre-Refunded, 7.75%, 12/01/26 ....              395,000      476,899
 SFMR, Portfolio No. 1, Series A, GNMA Secured, 7.80%, 10/15/21 .....................               60,000       62,165
 SFMR, Portfolio No. 1, Series B, GNMA Secured, 7.65%, 10/15/22 .....................              505,000      533,467
 Puerto Rico Housing Bank and Finance Agency, SFMR, Homeownership,
 Fifth Portfolio, Pre-Refunded, 7.50%, 12/01/15 .....................................              500,000      542,260
 Puerto Rico Municipal Finance Agency, Series A, 8.25%, 7/01/08 .....................              205,000      216,470
 Puerto Rico PBA, Guaranteed Public Education and Health Facilities,
 Refunding, Series M, 5.75%, 7/01/15 ................................................            2,500,000    2,532,725
 Puerto Rico Telephone Authority Revenue, Series L, 6.125%, 1/01/22 .................            1,100,000    1,135,596
 Roseburg Urban Sanitary Authority, Improvement, GO, Unlimited Tax, Douglas County,
 7.40%, 1/01/06 .....................................................................               60,000       62,044
 7.50%, 1/01/08 .....................................................................              230,000      238,126
 Salem, GO, Series A, 5.875%, 1/01/07 ...............................................            1,250,000    1,299,463
 Salem Educational Facilities Revenue, Refunding, Williamette University, 6.10%, 4/01/14         1,000,000    1,037,430
 Salem-Keizer School District No. 24J, FGIC Insured, 6.00%,
 6/01/13 ............................................................................            4,345,000    4,613,651
 6/01/14 ............................................................................            4,395,000    4,651,229
 Taft-Nelscott-Delake Rural Fire Protection District, 6.00%, 6/01/16 ................            1,110,000    1,138,705
 Tillamook People Utilities District, 5.75%, 1/01/28 ................................            2,765,000    2,698,861
 Tri-County, Metro Transportation District, COP, 7.50%, 12/15/02 ....................            1,235,000    1,245,745
 Tri-County, Metro Transportation District, Light Rail Extended, Series A, 6.00%, 7/01/12                     2,500,000
2,628,625
 Umatilla County Hospital Facility Authority, Hospital Revenue, Refunding,
 Good Shepherd Community Hospital, 7.50%, 1/01/10 ...................................            1,375,000    1,384,185
 Umatilla County USD No. 16R, Pendletron Project, AMBAC Insured, 6.00%, 7/01/14 .....            5,300,000    5,621,710
 Wasco County Hospital Facility Authority Hospital Revenue, 7.375%, 7/01/00 .........            2,000,000    2,094,000
 Washington County Building, GO, Pre-Refunded, 7.75%, 12/01/06 ......................              100,000      100,964
bWashington County Housing Authority, MFR, Bethany Meadows II Project, 5.85 %, 9/01/27                        1,435,000
1,434,986
 Washington County USD No. 88J, 6.10%, 6/01/12 ......................................            1,000,000    1,079,120
 Washington County Unified Sewer Agency Revenue,
 Pre-Refunded, 7.00%, 11/01/09 ......................................................            2,700,000    2,865,690
 Refunding, Series A, 6.20%, 10/01/10 ...............................................            4,000,000    4,369,960
 Refunding, Series A, AMBAC Insured, 6.125%, 10/01/12 ...............................            1,000,000    1,097,490
 Subordinated Senior Lien, Series 1, AMBAC Insured, 6.125%, 10/01/12 ................            7,500,000    8,231,175
 Western Lane Hospital District, Hospital Facilities Authority Revenue, Sister/St. Joseph
 Peace Health and Hospital Services, Refunding,
 MBIA Insured,
 5.875%, 8/01/12 ....................................................................            4,400,000    4,625,368
 Pre-Refunded, 7.125%, 8/01/17 ......................................................            2,700,000    2,903,472
 Yamhill County USD No. 29J, 6.10%, 6/01/11 .........................................            5,000,000    5,400,450
                                                                                                          -------------
 Total Investments (Cost $382,976,289) 98.8%.........................................                       408,221,170
 Other Assets, less Liabilities 1.2%.................................................                         5,047,996
                                                                                                          -------------
     Net Assets 100.0%...................................................................                  $413,269,166
                                                                                                          =============

See glossary of abbreviations on page 134.

bSufficient   collateral  has  been  segregated  for  securities   traded  on  a
when-issued or delayed delivery basis.

FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Pennsylvania Tax-Free Income Fund
                                                        Six Months Ended
                                                         August 31, 1997             Year Ended February 28,
Class I                                                    (unaudited)      1997    19962      1995      1994      1993
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                        $10.39        $10.44    $10.16    $10.56    $10.55    $ 9.84
Income from investment operations:
 Net investment income                                         .29           .60       .62       .62       .63       .64
 Net realized and unrealized gains (losses)                    .09          (.04)      .29      (.41)      .01       .70
Total from investment operations                               .38           .56       .91       .21       .64      1.34
Less distributions:
 Dividends from net investment income                         (.30)         (.61)     (.63)     (.61)     (.63)     (.63)
 Distributions from net realized gains                        (.04)        --        --        --        --        --
Total distributions                                           (.34)         (.61)     (.63)     (.61)     (.63)     (.63)
Net asset value, end of period                              $10.43        $10.39    $10.44    $10.16    $10.56    $10.55

Total return+                                                 3.71%         5.53%     9.15%     2.22%     5.99%    13.84%

Ratios/Supplemental Data
Net assets, end of period (000's)                             $679,975  $658,339 $639,847  $587,366  $615,546  $505,845
Ratio to average net assets:
 Expenses                                                      .66%*         .64%      .64%      .63%      .56%      .58%
 Net investment income                                        5.64%*        5.84%     5.96%     6.15%     5.90%     6.34%
Portfolio turnover rate                                       6.59%        22.24%     9.71%    12.91%     4.73%     5.87%
Class II
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                        $10.43        $10.47    $10.17
Income from investment operations:
 Net investment income                                         .26           .55       .47
 Net realized and unrealized gains (losses)                    .09          (.05)      .30
Total from investment operations                               .35           .50       .77
Less distributions:
 Dividends from net investment income                         (.27)         (.54)     (.47)
 Distributions from net realized gains                        (.04)        --        --
Total distributions                                           (.31)         (.54)     (.47)
Net asset value, end of period                              $10.47        $10.43    $10.47

Total return+                                                 3.41%         4.98%     7.71%

Ratios/Supplemental Data
Net assets, end of period (000's)                       $18,589       $11,935    $3,110
Ratio to average net assets:
 Expenses                                                     1.22%*        1.21%     1.22%*
 Net investment income                                        5.04%*        5.22%     5.36%*
Portfolio turnover rate                                       6.59%        22.24%     9.71%

2For the period May 1, 1995 (effective date) to February 29, 1996 for Class II. +Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price. *Annualized

FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1997 (unaudited)



                                                                                                  PRINCIPAL
 Franklin Pennsylvania Tax-Free Income Fund                                                        AMOUNT       VALUE
 Long Term Investments 98.9%

 Abington Pennsylvania School District, FGIC Insured, 6.00%, 5/15/26 ................          $ 2,000,000  $ 2,092,100
 Allegheny County Hospital Development Authority Revenue,
 Allegheny General Hospital Project, Series A, MBIA Insured, 6.25%, 9/01/20 .........           10,000,000   10,633,800
 Allegheny Hospital, South Hills Health System, Series A, MBIA Insured, 5.875%, 5/01/26          1,700,000    1,747,991
 Refunding, Divine Providence Hospital, Series B, Pre-Refunded, 8.75%, 1/01/14 ......              500,000      529,350
 Refunding, Health Center, University of Pittsburgh, Series A, MBIA Insured, 5.625%, 4/01/27     8,000,000    8,002,960
 Allegheny County IDAR, Refunding,
 Environmental Improvement, 6.10%,1/15/18 ...........................................            2,000,000    2,059,320
 Kaufmann Medical Project, Series A, MBIA Insured, 6.80%, 3/01/15 ...................            1,000,000    1,081,740
 Allegheny County RDAR, Refunding, Home Improvement Loan, Series A, 5.90%, 2/01/11 ..            2,855,000    2,927,003
 Allegheny County Residential Finance Authority, Mortgage Revenue,
 Ladies Grand Army Republic Health Facilities Project, Series G, FHA Secured, 6.35%, 10/01/36    2,000,000    2,079,140
 Lemington Home, Series E, 7.125%, 2/01/27 ..........................................            3,800,000    3,972,710
 Series D, MFMR, FHA Secured, 7.50%, 6/01/33 ........................................            1,400,000    1,469,734
 Series H, SFMR, GNMA Secured, 8.00%, 6/01/17 .......................................            1,240,000    1,280,027
 Series J, GNMA Secured, 7.50%, 6/01/17 .............................................            2,280,000    2,360,849
 Series K, GNMA Secured, 7.75%, 12/01/22 ............................................            2,155,000    2,240,166
 Series M, SFMR, GNMA Secured, 7.90%, 6/01/11 .......................................            1,320,000    1,390,924
 Series T, SFMR, GNMA Secured, 6.95%, 5/01/17 .......................................              810,000      864,861
bAllegheny County Sanitation Authority Sewer Revenue, MBIA Insured, 5.375%, 12/01/24             5,000,000    4,877,350
 Ambridge Area School District, Refunding, Series A, FGIC Insured, 5.25%, 11/01/16 ..            2,730,000    2,621,483
 Beaver County GO, Series A, MBIA Insured, 5.90%, 10/01/26 ..........................            8,000,000    8,248,800
 Beaver County Hospital Authority Revenue, Refunding, Beaver County
Medical Center, Inc., AMBAC Insured, 6.625%, 7/01/10 ................................            5,000,000    5,481,600
 Beaver County IDA, PCR, Refunding, Series A,
 Beaver Valley Project, Pennsylvania Power & Light, 7.15%, 9/01/21 ..................            4,400,000    4,695,196
 Ohio Edison Project, 7.75%, 9/01/24 ................................................            6,475,000    6,861,234
 Bensalem Township, Refunding, FGIC Insured, 5.75%,12/01/16 .........................            3,000,000    3,086,850
 Berks County Municipal Authority Revenue, FGIC Insured, Pre-Refunded, 7.00%, 5/15/18            4,000,000    4,559,920
 Bethlehem Area School District, MBIA Insured, 6.00%, 3/01/16 .......................            4,000,000    4,360,600
 Blair County Hospital Authority Revenue, Bon Secours Health Systems,
Series C, MBIA Insured, 5.25%, 8/15/27 ..............................................            2,665,000    2,526,500
 Bradford County IDA, Solid Waste Disposal Revenue, International Paper Co.
 Projects, Series A, 6.60%, 3/01/19 .................................................            2,500,000    2,735,825
 Burrell School District, FGIC Insured, 5.60%, 11/15/15 .............................            2,890,000    2,965,718
 Butler County IDA, PCR, Refunding, Witco Corp. Project, 5.85%, 12/01/23 ............            2,000,000    2,052,340
 Cambria County Hospital Development Authority Revenue, Refunding,
 Conemaugh Valley Hospital, Series B, 7/01/18,
 Connie Lee Insured, 6.375%..........................................................            3,500,000    3,684,170
 Pre-Refunded, 8.875%................................................................            1,000,000    1,059,700
 Cambria County IDA,
 PCR, Refunding, Pennsylvania Electric Company Project, Series A, MBIA Insured, 5.80%, 11/01/20  5,000,000    5,095,600
 Resource Recovery Revenue, Cambria Cogen Project, Series F-1, 7.75%, 9/01/19 .......            4,000,000    4,053,160
 Resource Recovery Revenue, Cambria Cogen Project, Series F-2, 7.75%, 9/01/19 .......            2,715,000    2,751,082
 Charters Valley Industrial and Commercial Development Authority Revenue, Refunding, First Mortgage,
 Asbury Place Project, 6.50%, 2/01/36 ...............................................            4,295,000    4,579,028
 Refunding, United Methodist Health Center, Series A, Pre-Refunded, 9.25%, 12/01/08 .            1,000,000    1,081,260
 Dauphin County General Authority Health System Revenue, Refunding,
 Pinnacle Health System Project, MBIA Insured, 5.50%, 5/15/17 .......................            4,280,000    4,294,252
 Dauphin County General Authority Hospital Revenue, Refunding,
 Hapsco-Western Hospital Project, MBIA Insured,
 Series A, 6.50%, 7/01/12 ...........................................................            4,500,000    4,842,630
 Series B, 6.25%, 7/01/16 ...........................................................            5,000,000    5,271,500
 Dauphin County General Authority Revenue, School District 0014, 7.50%, 6/01/26......            1,000,000    1,008,040
 Delaware County Authority Health Facility Revenue, Refunding, Mercy
 Health Corporation Project, 6.00%, 12/15/26 ........................................           10,800,000   10,860,372
 Delaware County Authority Healthcare Revenue, Mercy Health Corporation
 Southeastern, Series B, 6.00%, 11/15/07 ............................................            9,000,000    9,419,670
 Delaware County Authority Revenue, Elwyn, Inc. Project, Pre-Refunded, 8.35%, 6/01/15            2,000,000    2,242,760
 Delaware County IDAR, PCR, Philadelphia Electric Co. Project, 7.375%, 4/01/21 ......            5,000,000    5,442,100
 Delaware River Joint Toll Bridge System Commission Revenue, Pre-Refunded, 7.875%, 7/01/18         450,000      473,252
 Delaware River Port Authority,
 Pennsylvania and New Jersey Delaware River Bridges Revenue,
 Refunding, AMBAC Insured, 7.375%, 1/01/07 ..........................................            1,000,000    1,058,540
 Pennsylvania and New Jersey Revenue, Series 1995, FGIC Insured, 5.50%, 1/01/26 .....            7,350,000    7,366,538
 Delaware Valley Regional Finance Authority, Local Government Revenue,
 Series B, AMBAC Insured, 5.60%, 7/01/17 ............................................            5,000,000    5,176,000
 Erie County Hospital Authority Revenue, St. Vincent Health Center Project,
 Series A, MBIA Insured, 6.375%, 7/01/22 ............................................            7,000,000    7,434,000
 Erie County IDAR, Nursing Home-Sarah Reed Center, 8.625%, 7/01/14 ..................            2,110,000    2,222,463
 Erie Higher Educational Building Authority Revenue, Gannon University,
 Series A, Pre-Refunded, 8.50%, 6/01/15 .............................................            3,000,000    3,275,280
 Erie Western Pennsylvania Port Authority General Revenue,
 8.625%, 6/15/10 ....................................................................          $ 1,850,000  $ 2,038,830
 6.875%, 6/15/16 ....................................................................              920,000      955,714
 Exeter Township, Refunding, Series B, FGIC Insured, 5.30%, 7/15/21 .................            6,100,000    5,883,511
 Harrisburg Authority Revenue, Series I, MBIA Insured, 5.625%, 4/01/19 ..............            6,000,000    6,044,880
 Harrisburg Authority Water Revenue, FGIC Insured, Pre-Refunded, 7.00%, 7/15/15 .....            4,000,000    4,372,960
 Hazleton Health Services Authority Hospital Revenue, Hazleton General Hospital, 5.50%, 7/01/27  1,500,000    1,414,110
 Interboro School District, Delaware County, MBIA Insured, 5.375%, 8/15/22 ..........            2,335,000    2,264,740
 Jeannette County Health Service Authority Hospital Revenue, Jeannette District Memorial Hospital,
 Pre-Refunded, 8.625%, 1/01/18 ......................................................            4,000,000    4,579,560
 Refunding, Series A, 6.00%, 11/01/18 ...............................................              785,000      791,908
 Jeannette County Municipal Authority Sewer Revenue, 7.00%, 7/01/17 .................            1,250,000    1,332,025
 Lancaster County Hospital Authority Revenue,
 Refunding, Health Center, Masonic Homes Project, AMBAC Insured, 5.00%, 11/15/20 ....            1,600,000    1,491,760
 Willow Valley Lakes Manor, Series B, Pre-Refunded, 9.00%, 6/01/12 ..................            1,000,000    1,036,820
 Lancaster County Solid Waste Management Authority, Resource
 Recovery System Revenue, Series A, 8.50%, 12/15/10 .................................            1,000,000    1,045,340
 Lawrence County IDA, PCR, Refunding, Pennsylvania Power Co., New Castle Project, 7.15%, 3/01/17 5,595,000    5,966,228
 Lebanon County, Good Samaritan Hospital Authority Revenue,
 Good Samaritan Hospital Project, Refunding, 6.00%, 11/15/18 ........................            2,500,000    2,540,325
 Lehigh County General Purpose Authority Revenue,
 Exempt Facility, Lehigh Pretreatment Plant Project, FGIC Insured, Pre-Refunded, 7.25%, 1/01/10  1,000,000    1,030,670
 Good Shepherd Rehabilitation Hospital, 7.50%, 11/15/21 .............................            3,000,000    3,271,950
 Lehigh Valley Hospital, Inc., Refunding, Series A, MBIA Insured, 5.875%, 7/01/15 ...            1,000,000    1,030,370
 Muhlenburg Hospital Center, Refunding, Series A, 8.00%, 7/15/01 ....................            1,300,000    1,396,759
 Muhlenburg Hospital Center, Series A, 6.60%, 7/15/22 ...............................            5,800,000    6,122,886
 Muhlenburg Hospital Center, Series B, Pre-Refunded, 8.00%, 7/15/01 .................            1,100,000    1,194,450
 Lehigh County IDA, PCR, Refunding, Pennsylvania Power & Light Co. Project, MBIA Insured,
 Series A, 6.40%, 11/01/21 ..........................................................            5,000,000    5,330,650
 Series A, 6.15%, 8/01/29 ...........................................................            5,550,000    5,835,381
 Series B, 6.40%, 9/01/29 ...........................................................           10,000,000   10,756,100
 Lower Providence Township, Pennsylvania Sewer Authority Revenue,
 Refunding, MBIA Insured, 5.25%, 5/01/14 ............................................            2,000,000    2,001,220
 Luzerne County IDA, Exempt Facility Revenue, Refunding, Gas & Water Co. Project, Series A,
 6.05%, 1/01/19 .....................................................................            4,750,000    4,827,045
 AMBAC Insured, 7.00%, 12/01/17 .....................................................            5,000,000    5,674,000
 Meadville GO, Series A, AMBAC Insured, 5.25%, 10/01/25 .............................            2,285,000    2,222,757
 Montgomery County Higher Education and Health Authority Revenue,
 Bryn Mawr Hospital Project, Pre-Refunded, 9.375%, 12/01/19 .........................              500,000      516,600
 Holy Redeemer Hospital, Series A, AMBAC Insured, 7.625%, 2/01/20 ...................            2,375,000    2,507,478
 Jeanes Health System Project, Pre-Refunded, 8.75%, 7/01/20 .........................           10,000,000   11,333,900
 Pottstown Memorial Medical Center Project, 7.35%, 11/15/05 .........................            1,315,000    1,439,346
 St. Joseph's University, Pre-Refunded, 8.30%, 6/01/10 ..............................            5,500,000    6,168,140
 St. Joseph's University, Refunding, Connie Lee Insured, 6.50%, 12/15/22 ............            1,750,000    1,869,490
 Montgomery County IDA, Retirement Community Revenue, Adult Community Total Services,
 Refunding, Series A, 5.875%, 11/15/22 ..............................................            4,850,000    4,887,103
 Series B, 5.75%, 11/15/17 ..........................................................            3,000,000    3,016,920
 Montgomery County IDAR,
 PCR, Philadelphia Electric Co., Series B, MBIA Insured, 6.70%, 12/01/21 ............            5,000,000    5,437,900
 Refunding, PCR, Philadelphia Electric Co., Series A, 7.60%, 4/01/21 ................            2,530,000    2,727,264
 Resources Recovery, 7.50%, 1/01/12 .................................................           10,000,000   10,589,900
 Moon Transportation Authority, Highway Improvement Revenue, Pre-Refunded, 9.50%, 2/01/16          600,000      613,422
 Neshaminy School District, FGIC Insured, 7.00%, 2/15/14 ............................            1,000,000    1,141,300
 North Hampton Borough Municipal Authority Water Revenue,
 AMBAC Insured, Pre-Refunded, 7.00%, 9/01/14 ........................................            1,175,000    1,211,249
 North Hampton County IDAR, PCR, Refunding, Series A, MBIA Insured, 6.10%, 7/15/21 ..            6,100,000    6,408,416
 Northeastern Pennsylvania Hospital and Educational Authority Revenue, Refunding,
 Kings College Project, Series B, 6.00%, 7/15/11 ....................................            1,000,000    1,012,400
 Kings College Project, Series B, 6.00%, 7/15/18 ....................................            1,000,000      987,030
 Wilkes University, 6.125%, 10/01/11 ................................................            5,000,000    5,000,300
 Pennsylvania Convention Center Authority Revenue, Refunding, Series A, 6.60%, 9/01/09           5,000,000    5,441,900
 Pennsylvania EDA,
 Exempt Facilities Revenue, MacMillian L.P. Project, 7.60%, 12/01/20 ................            3,000,000    3,429,450
 Resources Recovery Revenue, Colver Project, Series D, 7.125%, 12/01/15 .............            5,000,000    5,418,650
 Pennsylvania HFA,
 Refunding, Rental Housing, FNMA Insured, 5.75%, 7/01/14 ............................          $10,000,000 $ 10,284,300
 Refunding, Series 1991-32, 7.15%, 4/01/15 ..........................................            4,370,000    4,628,966
 Refunding, SFMR, Series 54-A, 6.15%, 10/01/22 ......................................            1,500,000    1,546,080
 Refunding, SFMR, Series Y, 7.45%, 4/01/16 ..........................................            2,735,000    2,862,205
 SFMR, Series 29, 7.375%, 10/01/16 ..................................................            3,725,000    3,958,967
 SFMR, Series 30, 7.30%, 10/01/17 ...................................................            2,725,000    2,906,785
 SFMR, Series 34-A, 6.85%, 4/01/16 ..................................................            3,000,000    3,174,720
 SFMR, Series 34-B, 7.00%, 4/01/24 ..................................................            6,000,000    6,331,620
 SFMR, Series 38, 6.125%, 10/01/24 ..................................................            5,395,000    5,581,775
 SFMR, Series P, 8.00%, 4/01/16 .....................................................              750,000      767,265
 SFMR, Series U, 7.80%, 10/01/20 ....................................................            4,885,000    5,174,339
 SFMR, Series W, 7.80%, 10/01/20 ....................................................            1,965,000    2,057,846
 Pennsylvania Infrastructure Investment Authority Revenue,
 Pennvest Loan Pool Program, MBIA Insured, 5.625%,
 9/01/13 ............................................................................            6,010,000    6,150,995
 9/01/14 ............................................................................            2,870,000    2,937,330
 Pennsylvania Intergovernmental Cooperative Authority,
 Special Tax Revenue, Philadelphia Funding Project, FGIC Insured, Pre-Refunded,
 7.00%, 6/15/14 .....................................................................            6,000,000    6,932,340
 Pennsylvania State Finance Authority Revenue, Refunding,
 Municipal Capital Improvements Program, 6.60%, 11/01/09 ............................           12,565,000   13,579,498
 Pennsylvania State Higher Educational Facilities Authority Revenue,
 Drexel University, Refunding, 6.375%, 5/01/17 ......................................            5,220,000    5,389,911
 Health Services, Refunding, Allegheny Delaware Valley, Series A,
 MBIA Insured, 5.875%, 11/15/21 .....................................................           17,000,000   17,497,420
 Health Services, Refunding, University of Pennsylvania, Series A, 5.75%, 1/01/22 ...           10,000,000   10,186,100
 Lycoming College, Pre-Refunded, 8.375%, 10/01/18 ...................................            1,000,000    1,066,350
 Medical College of Pennsylvania, Series A, Pre-Refunded, 8.375%, 3/01/11 ...........            1,000,000    1,080,820
 Medical College of Pennsylvania, Series A, Pre-Refunded, 7.50%, 3/01/14 ............            3,135,000    3,289,994
 Philadelphia College of Textiles and Science, 6.75%, 4/01/20 .......................            3,040,000    3,174,338
 Refunding, Allegheny College Project, Series B, 6.125%, 11/01/13 ...................            1,000,000    1,023,400
 Refunding, Allegheny College Project, Series B, 6.00%, 11/01/22 ....................            3,140,000    3,151,744
 Refunding, Drexel University, MBIA Insured, 5.75%, 5/01/22 .........................            4,385,000    4,489,407
 Refunding, La Salle University, MBIA Insured, 5.625%, 5/01/17 ......................            4,000,000    4,052,440
 State System of Higher Education, Series L, AMBAC Insured, 6.20%, 6/15/19 ..........            2,220,000    2,332,332
 State System of Higher Education, Series N, MBIA Insured, 5.80%, 6/15/24 ...........            3,000,000    3,057,540
 Temple University, 7.375%, 10/01/06 ................................................            1,955,000    1,989,467
 Temple University, 7.40%, 10/01/10 .................................................            4,505,000    4,582,171
 Widner University, AMBAC Insured, Pre-Refunded, 7.625%, 10/01/13 ...................            1,000,000    1,039,870
 Pennsylvania State IDAR, Economic Revenue, AMBAC Insured, 6.00%, 1/01/12 ...........            4,250,000    4,509,420
 Pennsylvania State Pooled Finance Authority Lease Revenue, Capital Improvement,
 Series B, MBIA Insured, 8.00%, 11/01/09 ............................................              890,000      933,797
 Pennsylvania State Turnpike Commission Revenue, Series C, FGIC Insured,
 Pre-Refunded, 7.625%, 12/01/17 .....................................................            1,000,000    1,062,430
 Philadelphia Airport System Revenue, Series A, AMBAC Insured, 6.10%, 6/15/25 .......            5,000,000    5,204,900
 Philadelphia Gas Works Revenue,
 11th Series C, AMBAC Insured, 7.25%, 1/01/10 .......................................              795,000      840,490
 11th Series C, AMBAC Insured, Pre-Refunded, 7.25%, 1/01/10 .........................              205,000      217,251
 12th Series B, MBIA Insured, ETM, 7.00%, 5/15/20 ...................................            1,000,000    1,165,670
 13th Series, Pre-Refunded, 7.70%, 6/15/11 ..........................................            1,255,000    1,418,966
 13th Series, Pre-Refunded, 7.70%, 6/15/11 ..........................................            2,745,000    3,108,767
 Refunding, 14th Series A, 6.375%, 7/01/26 ..........................................           10,100,000   10,505,111
 Philadelphia Hospitals and Higher Educational Facilities Authority Hospital Revenue,
 Albert Einstein Medical Center, 7.30%, 10/01/08 ....................................            5,225,000    5,675,552
 Albert Einstein Medical Center, 7.625%, 4/01/11 ....................................            7,755,000    8,207,504
 Children's Seashore House, Series A, 7.00%, 8/15/17 ................................            1,000,000    1,071,800
 Children's Seashore House, Series B, 7.00%, 8/15/22 ................................            2,600,000    2,780,856
 Frankford Hospital, Series A, 6.00%, 6/01/14 .......................................            2,500,000    2,557,125
 Refunding, Children's Hospital, Series A, 5.00%, 2/15/21 ...........................            2,465,000    2,288,309
 Temple University Hospital, 5.875%, 11/15/23 .......................................            5,000,000    5,013,700
 Philadelphia Municipal Authority, Gas Works Lease Revenue, 7.625%, 5/01/14 .........            2,750,000    2,894,073
 Philadelphia Municipal Authority Lease Revenue, Refunding, Series D, 6.30%, 7/15/17             2,000,000    2,060,980
 Philadelphia Parking Authority Airport Revenue, Refunding, AMBAC Insured, 5.50%, 9/01/18        1,000,000      996,290

 Philadelphia RDA, Home Improvement Loan Revenue, FHA Insured,
 Series A, 7.375%, 6/01/03 ..........................................................            $ 160,000    $ 162,637
 Series B, 6.10%, 6/01/17 ...........................................................            1,000,000    1,025,920
 Philadelphia RDA, Housing Revenue,
 Sub-Series 2, 8.625%, 8/01/26 ......................................................              285,000      288,149
 Sub-Series 3, 8.00%, 8/01/13 .......................................................              500,000      524,745
 Philadelphia School District, Series B, AMBAC Insured, 5.50%, 9/01/15 ..............            5,000,000    5,034,350
 Philadelphia Water and Sewer Revenue, 10th Series, ETM, 7.35%, 9/01/04 .............            6,875,000    7,844,513
 Philadelphia Water and Wastewater Revenue, Refunding, 5.75%, 6/15/13 ...............           10,000,000   10,011,400
 Pittsburgh Urban RDA,
 Mortgage Revenue, Series A, 7.15%, 10/01/27 ........................................              840,000      903,193
 Mortgage Revenue, Series D, 6.25%, 10/01/17 ........................................            1,700,000    1,781,651
 SFMR, Series B, GNMA Secured, 7.375%, 12/01/16 .....................................            2,335,000    2,438,441
 Pittsburgh Water and Sewer Authority Revenue, Refunding, FGIC Insured, ETM, 7.25%, 9/01/14      1,250,000    1,495,088
 Pottstown Borough Authority, Pre-Refunded,
 Sewer Revenue, FSA Insured, 7.70%, 11/01/21 ........................................            4,000,000    4,231,560
 Water Revenue, 7.80%, 8/01/10 ......................................................            1,000,000    1,006,130
 Rose Tree Media School District, FGIC Insured, 5.85%, 2/15/17 ......................            5,000,000    5,137,150
 Schuylkill County IDA, Resource Recovery Revenue, Refunding,
 Schuylkill Energy Resource, Inc., 6.50%, 1/01/10 ...................................           18,205,000   18,365,568
 Schuylkill County RDA, Lease Revenue, Series A, FGIC Insured, 7.125%, 6/01/13 ......            1,500,000    1,662,750
 Scranton-Lackawanna Health and Welfare Authority Revenue,
 Allied Services, Series C, FHA Insured, Pre-Refunded, 8.125%, 1/15/28 ..............              500,000      527,625
 South Fork Municipal Authority Hospital Revenue, Conemaugh Valley
 Memorial Hospital Project, Series A, MBIA Insured, 5.75%,
 7/01/26 ............................................................................           10,000,000   10,143,900
 Southeastern Pennsylvania Transportation Authority Special Revenue, FGIC Insured,
 5.375%, 3/01/22 ....................................................................            4,000,000    3,933,120
 Series A, 5.75%, 3/01/20 ...........................................................            9,660,000    9,808,861
 State Public School Building Authority Revenue, Refunding,
 Cornell School District Project, Series B, MBIA Insured, 5.375%, 9/01/12 ...........            2,165,000    2,181,086
 Shenandoah Valley School District Project, AMBAC Insured, 7.375%, 9/15/10 ..........            1,000,000    1,079,330
 Temple University, System of Higher Education, Pennsylvania Hospital Revenue,
 Series A, FHA Insured, Pre-Refunded, 7.25%, 8/01/16 ................................            1,975,000    2,035,159
 Union School District, AMBAC Insured, Pre-Refunded, 7.25%, 4/01/15 .................            3,000,000    3,059,040
 University of Pittsburgh, Higher Education, Refunding, Series B, MBIA Insured, 5.00%, 6/01/21  10,000,000    9,403,800
 Upper St. Clair Township School District, Refunding, 5.20%, 7/15/27 ................            5,000,000    4,816,300
 Westmoreland County IDAR, Refunding, Citizen's General Hospital Project,
 Series A, 8.25%, 7/01/13 ...........................................................            1,500,000    1,541,760
 Wilkes Barre Area School District, FGIC Insured,
 6.375%, 4/01/15 ....................................................................            3,000,000    3,248,700
 bRefunding, 5.25%, 4/01/16 .........................................................            1,385,000    1,349,669
 York County Solid Waste and Refuse Authority, IDR, Resource Recovery Project, 8.20%, 12/01/14,
 Series A ...........................................................................              105,000      109,074
 Series C ...........................................................................              900,000      934,920
                                                                                                          -------------
 Total Long Term Investments (Cost $654,129,246) ....................................                       690,985,510
                                                                                                          -------------
aShort Term Investments .2%
 Chester County IDAR, Refunding, General Motors Corporation Project,
 Daily VDRN and Put, 3.40%, 8/01/01 .................................................              700,000      700,000
 Pennsylvania State Higher Educational Facilities Authority Revenue,
 Council of Independent Colleges, Cabrini University, Series 2A,
 Weekly VDRN and Put, 3.45%, 4/01/22 ................................................              300,000      300,000
 Puerto Rico Commonwealth Government Development Bank, Refunding,
 Weekly VDRN and Put, 2.90%, 12/01/15 ...............................................              600,000      600,000
                                                                                                          -------------
 Total Short Term Investments (Cost $1,600,000) .....................................                         1,600,000
                                                                                                          -------------
 Total Investments (Cost $655,729,246) 99.1% ........................................                       692,585,510
 Other Assets, less Liabilities .9% .................................................                         5,978,853
                                                                                                          -------------
 Net Assets 100.0% ..................................................................                      $698,564,363
                                                                                                          =============

See glossary of abbreviations on page 134.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Puerto Rico Tax-Free Income Fund
                                                        Six Months Ended
                                                         August 31, 1997             Year Ended February 28,
Class I                                                    (unaudited)      1997    19962      1995      1994      1993
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                        $11.51        $11.59    $11.31    $11.83    $11.81    $11.12
Income from investment operations:
 Net investment income                                         .31           .65       .66       .67       .68       .70
 Net realized and unrealized gains (losses)                    .13           .02       .30      (.50)      .03       .67
Total from investment operations                               .44           .67       .96       .17       .71      1.37
Less distributions:
 Dividends from net investment income                         (.31)         (.65)++   (.67)+++  (.69)     (.69)     (.68)
 Distributions from net realized gains                        (.01)         (.10)     (.01)    --        --        --
Total distributions                                           (.32)         (.75)     (.68)     (.69)     (.69)     (.68)
Net asset value, end of period                              $11.63        $11.51    $11.59    $11.31    $11.83    $11.81

Total return+                                                 3.93%         6.03%     8.68%     1.60%     5.95%    12.48%

Ratios/Supplemental Data
Net assets, end of period (000's)                             $199,308  $192,525 $190,577  $176,888  $175,036  $144,806
Ratio to average net assets:
 Expenses                                                      .78%*         .73%      .74%      .73%      .66%      .69%
 Net investment income                                        5.42%*        5.62%     5.71%     5.95%     5.77%     6.18%
Portfolio turnover rate                                       2.84%        21.09%    27.99%    18.30%     5.10%    10.37%
Class II
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                        $11.53        $11.62    $11.32
Income from investment operations:
 Net investment income                                         .28           .58       .50
 Net realized and unrealized gains                             .12           .02       .30
Total from investment operations                               .40           .60       .80
Less distributions:
 Dividends from net investment income                         (.28)         (.59)     (.49)
 Distributions from net realized gains                        (.01)         (.10)     (.01)
Total distributions                                           (.29)         (.69)     (.50)
Net asset value, end of period                              $11.64        $11.53    $11.62

Total return+                                                 3.55%         5.33%     7.21%

Ratios/Supplemental Data
Net assets, end of period (000's)                        $2,574        $1,679      $533
Ratio to average net assets:
 Expenses                                                     1.34%*        1.30%     1.32%*
 Net investment income                                        4.84%*        5.04%     5.16%*
Portfolio turnover rate                                       2.84%        21.09%    27.99%

2For the period May 1, 1995 (effective date) to February 29, 1996 for Class II. +Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price. ++Includes distributions in excess of net investment income in the amount of $0.006. +++Includes distributions in excess of net investment income in the amount of $0.001. *Annualized

FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1997 (unaudited)



                                                                                                  PRINCIPAL
 Franklin Puerto Rico Tax-Free Income Fund                                                         AMOUNT       VALUE
 Long Term Investments 98.4%

 Guam Airport Authority Revenue, Series B,
 6.60%, 10/01/10 ....................................................................          $ 1,675,000  $ 1,780,274
 6.70%, 10/01/23 ....................................................................            5,800,000    6,201,128
 Guam Government GO, Series A,
 5.90%, 9/01/05 .....................................................................            4,575,000    4,644,586
 6.00%, 9/01/06 .....................................................................            1,085,000    1,103,044
 Guam Government Limited Obligation Highway, Refunding, Series A, 6.30%, 5/01/12 ....            5,590,000    6,013,331
 Guam Power Authority Revenue, Series A,
 6.30%, 10/01/22 ....................................................................            7,190,000    7,476,018
 6.75%, 10/01/24 ....................................................................            2,680,000    2,908,872
 Northern Mariana Islands, Commonwealth Ports Authority, Seaport Revenue,
Port Saipan Harbor Improvement, Series A, 6.85%,
 10/01/25 ...........................................................................            5,000,000    5,161,100
 Puerto Rico Commonwealth GO,
 6.25%, 7/01/10 .....................................................................              250,000      263,980
 6.40%, 7/01/11 .....................................................................            3,905,000    4,240,400
 Refunding, MBIA Insured, 5.75%, 7/01/24 ............................................            2,000,000    2,058,800
 Puerto Rico Commonwealth Highway and Transportation Authority, Highway Revenue, Series Y,
 6.00%, 7/01/22 .....................................................................            8,000,000    8,295,840
 5.50%, 7/01/26 .....................................................................            1,500,000    1,480,635
 Puerto Rico Commonwealth Highway Authority, Highway Revenue, Pre-Refunded,
 Refunding, Series N, 8.00%, 7/01/03 ................................................               70,000       73,805
 Series P, 8.125%, 7/01/13 ..........................................................            3,925,000    4,142,327
 Series Q, 7.75%, 7/01/10 ...........................................................              350,000      389,463
 Puerto Rico Commonwealth IDC, General Purpose Revenue, 8.00%, 1/01/03 ..............            1,990,000    2,000,666
 Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A,
 7.90%, 7/01/07 .....................................................................            3,000,000    3,147,270
 7.75%, 7/01/08 .....................................................................            2,300,000    2,407,456
 7.50%, 7/01/09 .....................................................................            2,600,000    2,716,246
 Puerto Rico Commonwealth Urban Renewal and Housing Corp., Commonwealth
 Appropriation, Refunding, 7.875%, 10/01/04 .........................................            3,350,000    3,619,273
 Puerto Rico Electric Power Authority Revenue,
 Refunding, Series M, Pre-Refunded, 8.00%, 7/01/08 ..................................            1,000,000    1,054,360
 Refunding, Series U, 6.00%, 7/01/14 ................................................              700,000      729,113
 Series O, 7.125%, 7/01/14 ..........................................................            1,525,000    1,617,827
 Series P, Pre-Refunded, 7.00%, 7/01/11 .............................................              615,000      685,707
 Series P, Pre-Refunded, 7.00%, 7/01/21 .............................................            1,000,000    1,114,970
 Series T, 6.375%, 7/01/24 ..........................................................           10,000,000   10,712,600
 Series X, 6.125%, 7/01/21 ..........................................................            7,225,000    7,608,359
 Puerto Rico HFC,
 MFMR, Portfolio A, Series I, 7.50%, 4/01/22 ........................................            1,750,000    1,846,425
 SFMR, Portfolio No. 1, Series C, GNMA Insured, 6.85%, 10/15/23 .....................            2,320,000    2,461,149
 Puerto Rico HFC Revenue,
 FHA Mortgage Insured, Sixth Portfolio, Section 8, Pre-Refunded, 7.75%, 12/01/26 ....            2,060,000    2,487,120
 MF, Portfolio A, Series I, 7.50%, 10/01/15 .........................................              420,000      442,113
 MF, Series A, 8.25%, 6/01/11 .......................................................              360,000      360,191
 Puerto Rico Housing Bank and Finance Agency, SFMR, Homeownership,
 Affordable Housing Mortgage, First Portfolio, 6.25%, 4/01/29 .......................            3,020,000    3,145,602
 Fifth Portfolio, Pre-Refunded, 7.50%, 12/01/15 .....................................              955,000    1,035,717
 Puerto Rico Industrial, Medical and Environmental Facilities, PCFA Revenue,
 5.10%, 12/01/18 ....................................................................            2,090,000    2,008,595
 Baxter Travenol Labs., Series A, 8.00%, 9/01/12 ....................................            4,010,000    4,272,735
 PepsiCo, Inc. Project, 6.25%, 11/15/13 .............................................              900,000      973,467
 Special Facilities, American Airlines, Series A, 6.45%, 12/01/25 ...................            2,000,000    2,128,960
 Puerto Rico Industrial, Tourist, Educational, Medical and Environmental
 Control Facilities Financing Authority,
 Hospital Revenue, Hospital Auxilio Mutuo Obligation Group, Series A, MBIA Insured,5.50%,7/01/17 2,750,000    2,787,978
 Hospital Revenue, Hospital Auxilio Mutuo Obligation Group, Series A, MBIA Insured, 6.25%,
 7/01/24                                                                                         8,445,000    9,067,059
 Hospital Revenue, Mennonite General Hospital Project, Series A, 6.50%, 7/01/26 .....            5,000,000    5,168,200
 Hospital Revenue, Refunding, Dr. Pila Hospital Project, Series A, 6.125%, 8/01/25 ..            2,500,000    2,639,475
 Hospital Revenue, Refunding, Dr. Pila Hospital Project, Series A, 6.25%, 8/01/32 ...              500,000      532,285
 Industrial Revenue, Guaynabo Municipal Government Center, Series A, 5.625%, 7/01/15             6,550,000    6,415,922

 Puerto Rico Industrial, Tourist, Educational, Medical and Environmental
 Control Facilities, Financing Authority, (cont.)
 Industrial Revenue, Teachers Retirement System Revenue, Series B, 5.50%, 7/01/16 ...          $ 3,175,000  $ 3,258,122
 Industrial Revenue, Teachers Retirement System Revenue, Series B, 5.50%, 7/01/21 ...            5,335,000    5,452,477
 Puerto Rico Municipal Finance Agency, Series A,
 6.50%, 7/01/19 .....................................................................            2,000,000    2,184,400
 5.50%, 7/01/21 .....................................................................            2,500,000    2,501,925
 Pre-Refunded 8.25%, 7/01/08 ........................................................            4,550,000    4,804,573
 Puerto Rico PBA, Guaranteed Government Facilities,
 Series A, AMBAC Insured, 5.75%, 7/01/22 ............................................            1,000,000    1,026,320
 Series B, MBIA Insured, 5.125%, 7/01/17 ............................................              500,000      488,105
 Puerto Rico Port Authority Revenue,
 Series D, FGIC Insured, 6.00%, 7/01/21 .............................................            1,250,000    1,275,925
 Special Facilities, American Airlines, Series A, 6.30%, 6/01/23 ....................            5,500,000    5,777,310
 Special Facilities, American Airlines, Series A, 6.25%, 6/01/26 ....................            1,900,000    2,000,035
 Puerto Rico Telephone Authority Revenue, Refunding,
 Series L, 6.125%, 1/01/22 ..........................................................            6,450,000    6,658,722
 Series N, 5.50%, 1/01/13 ...........................................................              500,000      502,950
 Series N, 5.50%, 1/01/22 ...........................................................            2,375,000    2,343,436
 University of Puerto Rico Revenue, Series M, MBIA Insured,
 5.50%, 6/01/15 .....................................................................            4,000,000    4,062,920
 5.25%, 6/01/25 .....................................................................            5,925,000    5,780,786
 Virgin Islands HFA, SFR, Refunding, Series A, GNMA Insured,
 6.45%, 3/01/16 .....................................................................              950,000      990,356
 6.50%, 3/01/25 .....................................................................            2,250,000    2,353,680
 Virgin Islands Water and Power Authority, Electric System Revenue, Series A, 7.40%, 7/01/11     5,390,000    5,775,703
                                                                                                          -------------
 Total Long Term Investments (Cost $187,480,585) ....................................                       198,658,188
                                                                                                          -------------
aShort Term Investments .2%
 Puerto Rico Commonwealth Government Development Bank, Refunding, Weekly
 VRDN and Put, 2.95%, 12/01/15 (Cost $300,000) ......................................              300,000      300,000
                                                                                                          -------------
 Total Investments (Cost $187,780,585) 98.6%.........................................                       198,958,188
 Other Assets, less Liabilities 1.4%.................................................                         2,923,116
                                                                                                          -------------
 Net Assets 100.0%...................................................................                      $201,881,304
                                                                                                          =============

See glossary of abbreviations on page 134.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Federal Intermediate-Term Tax-Free Income Fund
                                                        Six Months Ended
                                                         August 31, 1997             Year Ended February 28,
Class I                                                    (unaudited)      1997     1996      1995      1994     19931
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                        $10.94        $10.95    $10.48    $10.80    $10.54    $10.00
Income from investment operations:
 Net investment income                                         .27           .55       .55       .54       .52       .14
 Net realized and unrealized gains (losses)                    .09          (.01)      .47      (.33)      .29       .50
Total from investment operations                               .36           .54      1.02       .21       .81       .64
Less distributions:
 Dividends from net investment income                         (.27)         (.55)     (.55)     (.53)     (.55)     (.10)
Net asset value, end of period                              $11.03        $10.94    $10.95    $10.48    $10.80    $10.54

Total return+                                                 3.37%         5.12%     9.93%     (.20%)    7.82%    14.77%

Ratios/Supplemental Data
Net assets, end of period (000's)                      $116,604      $104,715   $85,967   $73,977   $67,603    $9,192
Ratio to average net assets:
 Expenses                                                      .75%*         .68%      .65%      .56%      .30%    --
 Expenses excluding waiver and payments by affiliate           .83%*         .84%      .85%      .84%      .89%     1.60%*
 Net investment income                                        5.03%*        5.16%     5.12%     5.25%     4.93%     5.49%*
Portfolio turnover rate                                       5.90%        22.54%     3.35%    38.46%    28.76%    22.54%

1For the period September 21, 1992 (effective date) to February 28, 1993. +Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price. *Annualized

FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1997 (unaudited)



                                                                                                  PRINCIPAL
 Franklin Federal Intermediate-Term Tax-Free Income Fund                                           AMOUNT       VALUE
 Long Term Investments 101.7%

 Alabama .9%
 Morgan County, Decatur Health Care Authority, Hospital Revenue, Refunding,
Connie Lee Insured, 5.80%, 3/01/04 ..................................................          $1,000,000   $ 1,045,000
                                                                                                          -------------
 Alaska .6%
 Alaska State HFC, Collateral, First Series, Veteran's Mortgage Program, 5.80%, 6/01/04           480,000       505,349
 Anchorage Parking Authority Lease Revenue, Refunding, 5th Avenue Garage Project, 6.50%, 12/01/02 200,000       212,810
                                                                                                          -------------
                                                                                                                718,159
                                                                                                          -------------
 Arizona 2.9%
 Maricopa County COP, 5.625%, 6/01/00 ...............................................            2,000,000    2,047,420
 Maricopa County School District No. 40, Glendale Improvement, 6.10%, 7/01/08 .......            1,000,000    1,062,530
 Mohave County IDA, Hospital Systems Revenue, Refunding, Medical Environments, Inc.,
 Phoenix Hospital and Medical Center, ETM,
 6.00%, 7/01/00 .....................................................................              200,000      209,482
 Phoenix HFC, Mortgage Revenue, Refunding, Project A, MBIA Insured, 6.00%, 7/01/02 ..               55,000       57,543
                                                                                                          -------------
                                                                                                              3,376,975
                                                                                                          -------------
 California 13.1%
 ABAG Finance Corp., COP, Association XXVI, Series B, 6.30%, 10/01/02 ...............              100,000      105,942
 Bakersfield Public Financing Authority Revenue, Refunding, Series A, 5.80%, 9/15/05             3,000,000    3,131,490
 California Educational Facilities Authority Revenue, Pooled College and University Financing,
 Refunding, Series B, 5.90%, 6/01/03 ................................................            1,500,000    1,568,040
 California Statewide CDA Revenue, COP, Refunding, Health Facilities, Barton Memorial Hospital, Series B,
 5.70%, 12/01/00 ....................................................................              200,000      206,702
 6.40%, 12/01/05 ....................................................................              300,000      320,142
 California Statewide Community Development Corp., COP, Pacific Homes, Series A, 5.90%, 4/01/09  1,000,000    1,042,680
 Coalinga Public Financing Authority Revenue, Series B, 6.10%, 9/15/04 ..............              300,000      308,148
 Fresno Joint Powers Financing Authority, Local Agency Revenue, Refunding,Series A,6.00%,9/02/0 12,600,000    2,651,636
 Los Angeles County Transportation Commission, COP, Series B, 5.90%, 7/01/00 ........              100,000      104,558
 Merced Irrigation District, COP, Water Facilities Project, 6.00%, 11/01/02 .........              450,000      474,381
 Paso Robles USD, COP, Measure D, Capital Projects, Phase III, 5.75%, 8/01/02 .......              200,000      209,366
 San Diego Port Facilities Revenue, Refunding, National Steel and Shipbuilding Co.,6.60%,12/01/02  100,000      104,893
 San Francisco City and County RDA, Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.125%,
 7/01/02                                                                                           110,000      110,455
 San Francisco Downtown Parking Corp., Parking Revenue, 6.25%, 4/01/04 ..............              200,000      216,998
 San Joaquin County COP, General Hospital Project, 5.90%, 9/01/03 ...................              200,000      209,958
 San Ramon Valley USD, COP, Measure A, Capital Projects, Series A, 5.95%, 10/01/01 ..            2,000,000    2,112,120
 Snowline Joint USD, COP,
 5.50%, 7/01/00 .....................................................................              245,000      249,525
 5.60%, 7/01/01 .....................................................................              260,000      265,894
 5.70%, 7/01/02 .....................................................................              275,000      282,664
 5.80%, 7/01/03 .....................................................................              290,000      299,503
 Solano County COP, Refunding, Justice Facility and Public Building Project, 5.875%, 10/01/05      400,000      417,512
 Southern California Rapid Transit District Revenue, Special Benefit AD A2, 6.00%, 9/01/02         100,000      105,633
 Susanville Public Financing Authority Revenue, Series A, AMBAC Insured,
5.90%, 9/01/02 ......................................................................               25,000       26,552
 6.00%, 9/01/03 .....................................................................              100,000      106,485
 Tahoe City Public Utilities District, COP, Capital Facilities Project, Series B, 6.05%, 6/01/01   500,000      518,355
 Tuolumne County COP, Multiple Facilities Project, 6.00%, 6/01/99 ...................              100,000      101,356
                                                                                                          -------------
                                                                                                             15,250,988
                                                                                                          -------------
 Colorado 5.4%
 Denver City and County Airport Revenue,
 Series A, 7.00%, 11/15/99 ..........................................................            3,000,000    3,152,400
 Series C, 6.25%, 11/15/00 ..........................................................              335,000      348,805
 Denver Housing Corp., MFR, Series A, 5.35%, 10/01/12 ...............................            1,000,000      996,880
 Montrose County COP, 6.20%, 6/15/03 ................................................            1,500,000    1,573,155
 Summit County Recreational Facilities Revenue, Refunding, Copper Mountain,
 Mandatory Put 10/01/99, 5.90%, 4/01/17 .............................................              255,000      262,851
                                                                                                          -------------
                                                                                                              6,334,091
                                                                                                          -------------
 Connecticut 2.3%
 Connecticut State Health and Educational Facilities Authority Revenue,
 Sacred Heart University, Refunding, Series C, 6.00%, 7/01/05 .......................              560,000      580,798
 Connecticut HFA, Housing Mortgage Finance, Series C-2, 6.00%, 11/15/10 .............            2,000,000    2,081,500
                                                                                                          -------------
                                                                                                              2,662,298
                                                                                                          -------------
 District of Columbia .6%
 District of Columbia GO, Refunding, Series A, 5.875%, 6/01/05 ......................            $ 700,000    $ 734,272
                                                                                                          -------------
 Florida 9.9%
 Alachua County Health Facilities Authority Revenue, Santa Fe Health Systems Project,
 Pre-Refunded, 6.875%, 11/15/02 .....................................................              125,000      135,555
 Gateway Services District, Transportation/Roadway Service Charges, 8.50%, 5/01/04 ..            2,490,000    2,678,842
 Meadow Pointe II Community Development District, Capital Improvement Revenue, 6.00%, 7/01/01    2,590,000    2,607,275
 Nassau County PCR, Refunding, ITT Rayonier, Inc. Project, 6.25%, 6/01/10 ...........            1,000,000    1,032,570
 Northern Palm Beach County Water Control District, Refunding, Unit Development No. 31,
 6.60%, 11/01/03,
 Program 1 ..........................................................................              405,000      424,521
 Program 2 ..........................................................................              320,000      335,424
 Pace Property Financial Authority, Inc., Utilities System Revenue,
 Refunding and Improvement, AMBAC Insured, 5.125%, 9/01/10 ..........................              425,000      421,222
 Palm Bay Lease Revenue, Refunding, Florida Education and Research Foundation Project,
 Series A, 6.10%, 9/01/03 ...........................................................              795,000      820,329
 Palm Beach County IDR, Lourdes-Noreen Mckeen Residence, Geriatric Care, Inc. Project,
 6.20%, 12/01/08 ....................................................................              275,000      290,716
 6.30%, 12/01/09 ....................................................................              580,000      612,973
cPalm Beach County Solid Waste IDR, Okeelanta Power Project, Series A, 6.375%, 2/15/07           1,400,000    1,104,250
 Pembroke Pines Special Assessment, No. 94-1, 5.75%, 11/01/05 .......................            1,000,000    1,026,080
                                                                                                          -------------
                                                                                                             11,489,757
                                                                                                          -------------
 Georgia 4.0%
 Fulton County Development Authority, Special Facilities Revenue, Refunding,
 Delta Air Lines, Inc. Project, 6.85%, 11/01/07 .....................................              100,000      107,307
 Macon Bibb County Urban Development Authority Revenue, Refunding, MFHR,
 Series A, MBIA Insured, 5.00%, 1/01/07 .............................................            1,290,000    1,287,046
 Wayne County Development Authority, PCR, Refunding, ITT Rayonier, Inc. Project, 6.10%, 11/01/07 3,105,000    3,249,476
                                                                                                          -------------
                                                                                                              4,643,829
                                                                                                          -------------
 Guam .9%
 Guam Government GO, Series A, 5.90%, 9/01/05 .......................................            1,000,000    1,015,210
                                                                                                          -------------
 Hawaii .4%
 Hawaii State Department of Budget and Finance, Special Purpose Revenue,
 Kapi'Olani Health Obligation, 5.60%, 7/01/06 .......................................              500,000      519,705
                                                                                                          -------------
 Illinois 3.4%
 Illinois Educational Facilities Authority Revenue, Columbia College, 5.875%, 12/01/03             850,000      888,454
 Illinois HDA Revenue, Homeowner Mortgage, Sub-Series A-1, 6.10%, 2/01/05 ...........              360,000      384,016
 Illinois Health Facilities Authority Revenue,
 Franciscan Sisters Health Care, Refunding, MBIA Insured, Series C, 6.00%, 9/01/09 ..            1,115,000    1,174,050
 St. Elizabeth's Hospital, 6.00%, 7/01/05 ...........................................              425,000      437,236
 Metropolitan Pier and Exposition Authority, Hospitality Facilities Revenue,
 McCormick Place Convention, 5.75%, 7/01/06 .........................................            1,000,000    1,021,340
                                                                                                          -------------
                                                                                                              3,905,096
                                                                                                          -------------
 Indiana 5.0%
 Franklin EDR, Refunding, Hoover Universal, Inc. Project, Johnson Controls, 6.10%, 12/01/04                   2,000,000
                                                                                                              2,138,360
 Indianapolis Local Public Improvement Bond Bank, Refunding, Series D, 6.10%, 2/01/02                           100,000
                                                                                                                106,451
 Sullivan PCR, Refunding, Michigan Power Company Project, Series C, 5.95%, 5/01/09 ..            3,500,000    3,581,690
                                                                                                          -------------
                                                                                                              5,826,501
                                                                                                          -------------
 Iowa .2%
 Iowa State Financial Authority, Hospital Facilities Revenue, Refunding,
Trinity Regional Hospital Project, 6.50%, 7/01/00 ...................................              200,000      208,918
                                                                                                          -------------
 Kentucky .5%
 Kenton County Airport Board Revenue, Special Facilities, Delta Airlines
  Project, Series A, 6.75%, 2/01/02                                                                100,000      105,708
 Mt. Sterling Lease Revenue, Kentucky League Cities Funding, Series A, 5.625%, 3/01/03             500,000      517,020
                                                                                                          -------------
                                                                                                                622,728
                                                                                                          -------------
 Louisiana .2%
 Calcasieu Parish Public Trust Authority, Mortgage Revenue, Refunding, Series B, 6.375%, 11/01/02   30,000       31,699
 Louisiana State Offshore Terminal Authority, Deepwater Port Revenue,
 Refunding, First Stage, Loop, Inc., Series B, 6.20%, 9/01/03 .......................              100,000      107,214
 Louisiana State Public Facilities Authority Revenue, Refunding, Student Loan,
 Series A-1, 6.20%, 3/01/01   .......................................................              100,000      104,581
                                                                                                          -------------
                                                                                                                243,494
                                                                                                          -------------
 Maryland .2%
 Baltimore Economic Development Lease Revenue, Refunding, Armistead Partnership,
 Series A, 6.75%, 8/01/02 ...........................................................              200,000      214,606
                                                                                                          -------------

 Massachusetts .5%
 Massachusetts State Industrial Finance Agency, Resource Recovery Revenue,
 Refunding, Refusetech, Inc. Project, FSA Insured, Series A,
 5.45%, 7/01/01 .....................................................................            $ 200,000    $ 207,518
 New England Educational Loan Marketing Corp., Student Loan Revenue,
 Refunding, Series B, 5.60%, 6/01/02 ................................................              415,000      429,251
                                                                                                          -------------
                                                                                                                636,769
                                                                                                          -------------
 Michigan .9%
 Detroit GO, Refunding, Series B, 6.375%, 4/01/06 ...................................            1,000,000    1,082,780
                                                                                                          -------------
 Minnesota .2%
 Minneapolis CDA, Supported Development Revenue, Common Bond Fund,
 Series 91-5A, 7.20%, 12/01/04 ......................................................              200,000      216,494
                                                                                                          -------------
 Mississippi .6%
 Mississippi Development Bank, Special Obligation, Refunding, Oktibbeha
 County Hospital Revenue Project, 5.65%, 7/01/06 ....................................              725,000      732,453
                                                                                                          -------------
 Nebraska 1.1%
 Nebraska Higher Education Loan Program, Inc. Revenue, Subject Lien, Series A-6, 6.70%, 12/01/02   300,000      317,985
 Wayne State College Revenue, Refunding, Student Fees and Facilities, MBIA Insured,
 b4.90%, 7/01/08 ....................................................................              330,000      325,347
 b5.00%, 7/01/09 ....................................................................              250,000      246,255
b5.05%, 7/01/10 .....................................................................              365,000      359,222
                                                                                                          -------------
                                                                                                              1,248,809
                                                                                                          -------------
 Nevada 2.6%
 bSparks Redevelopment Agency, Tax Allocation Revenue, Refunding, Asset Guaranty, 5.15%, 1/15/08 3,110,000    3,080,268
                                                                                                          -------------
 New Hampshire 1.3%
 bNew Hampshire Higher Educational and Health Facilities Authority Revenue,
 Refunding, New Hampshire Catholic Charities, Series A,  5.10%, 8/01/04 .............            1,540,000    1,537,259
                                                                                                          -------------
 New Jersey 1.0%
 New Jersey EDA Revenue, Economic Growth, 2nd Series F-1, 6.00%, 12/01/02 ...........               95,000       98,703
 New Jersey Health Care Facilities Financing Authority Revenue, Monmouth Medical Center,
 FSA Insured, Refunding, Series C, 5.80%,  7/01/04 ..................................            1,000,000    1,068,930
                                                                                                          -------------
                                                                                                              1,167,633
                                                                                                          -------------
 New York 16.5%
 New York City GO,
 Refunding, Series C, 6.50%, 8/01/04 ................................................              515,000      555,685
 Refunding, Series C, 6.50%, 8/01/07 ................................................            1,850,000    1,976,947
 Refunding, Series D, 5.70%, 11/01/06 ...............................................              500,000      522,810
 Refunding, Series H, 5.90%, 8/01/09 ................................................              500,000      525,445
 Refunding, Series J, 6.00%, 8/01/08 ................................................            3,000,000    3,187,440
 Series B, 6.25%, 10/01/01 ..........................................................              100,000      106,368
 Series H, 7.00%, 2/01/05 ...........................................................              245,000      268,028
 Series H, Pre-Refunded, 7.00%, 2/01/05 .............................................                5,000        5,577
 Series J, 6.00%, 2/15/04 ...........................................................            1,000,000    1,061,850
 New York City Health and Hospital Corp. Revenue, Refunding, Series A, 6.00%, 2/15/06            2,500,000    2,609,550
 New York City IDA, Civic Facilities Revenue, New York Blood Center, Inc. Project,
  ETM, 6.80%, 5/01/02................................................................               90,000       95,081
 New York State Dormitory Authority Revenue, Refunding,
 City University, Series V, 5.60% 7/01/10 ...........................................            1,000,000    1,010,000
 Mental Health Services Facilities Improvement, Series D, 5.60%, 2/15/07 ............              140,000      144,028
 New York State HFA, Refunding, Series A, 5.90%, 5/01/05 ............................            1,000,000    1,043,670
 New York State Housing Corp. Revenue, Refunding, 5.50%, 11/01/10 ...................            1,000,000    1,017,000
 New York State Tollway Authority, Service Contract Revenue, Local Highway and Bridge,
5.75%, 4/01/08 ......................................................................              500,000      521,715
 5.90%, 4/01/08 .....................................................................            1,000,000    1,051,450
 5.75%, 4/01/09 .....................................................................            1,150,000    1,190,480
 Oneida-Herkimer Solid Waste Management Authority, Solid Waste Systems Revenue,
 Refunding, 6.20%, 4/01/00...........................................................              100,000      102,618
 Port Authority of New York and New Jersey, Special Obligation Revenue,
 3rd Installment, 7.00%, 10/01/07   .................................................            1,000,000    1,113,140
 Ulster County Resident Recovery Agency, Solid Waste System Revenue, 5.90%, 3/01/07 .            1,100,000    1,152,129
                                                                                                          -------------
                                                                                                             19,261,011
                                                                                                          -------------

 Oklahoma 2.8%
 Jackson County Memorial Hospital Authority Revenue, Refunding, Jackson County
 Memorial Hospital Project, 6.75%, 8/01/04 ..........................................           $2,020,000  $ 2,103,345
 Tulsa Public Facilities Authority, Lease Payment Revenue, Refunding, Assembly
 Center, 5.80%, 7/01/01  ............................................................              100,000      103,307
 Valley View Hospital Authority Revenue, Refunding, Valley View Regional Medical
   Center, 5.75%, 8/15/06............................................................            1,000,000      995,820
                                                                                                          -------------
                                                                                                              3,202,472
                                                                                                          -------------
 Oregon 1.3%
 Clackamas County, Hospital Facility Authority Revenue, Refunding,
Willamette View Inc., Project, 6.00%, 11/01/06 ......................................              500,000      513,410
 Hillsboro Hospital, Facility Authority Revenue, Refunding, Tuality Healthcare, 5.75%, 10/01/12  1,000,000    1,011,210
                                                                                                          -------------
                                                                                                              1,524,620
                                                                                                          -------------
 Pennsylvania 2.9%
 Cambria County Hospital Development Authority Revenue, Refunding and Improvement,
 Conemaugh Valley Hospital, Connie Lee Insured,  Series B, 5.90%, 7/01/03 ...........              100,000      105,680
 Chartiers Valley Industrial and Commercial Development Authority, First Mortgage Revenue,
 Asbury Place Project, 6.25%, 2/01/06 ...............................................              325,000      343,678
 Northeastern Hospital and Educational Authority, College Revenue, Refunding,
 Kings College Project, Series B, 5.60%, 7/15/03 ....................................              410,000      418,581
 Philadelphia Gas Works Revenue, Refunding, Series A,
 5.70%, 7/01/00 .....................................................................              300,000      306,711
 5.80%, 7/01/01 .....................................................................              300,000      308,868
 Schuylkill County IDA, Resource Recovery Revenue, Refunding,
 Schuykill Energy Resource, Inc., 6.50%, 1/01/10 ....................................            1,890,000    1,906,670
                                                                                                          -------------
                                                                                                              3,390,188
                                                                                                          -------------
 Puerto Rico 1.3%
 Puerto Rico Electric Power Authority Revenue,
 Refunding, Series Q, 5.90%, 7/01/01 ................................................              100,000      105,508
 Series T, 6.00%, 7/01/04 ...........................................................            1,345,000    1,438,679
                                                                                                          -------------
                                                                                                              1,544,187
                                                                                                          -------------
 South Dakota 2.7%
 South Dakota HDA, Homeownership Mortgage, Series D, 6.05%, 5/01/04 .................            1,000,000    1,072,210
 South Dakota Student Loan Finance Corp., Student Loan Revenue, Refunding,
  Series A, 6.35%, 8/01/05 ..........................................................            2,000,000    2,070,380
                                                                                                          -------------
                                                                                                              3,142,590
                                                                                                          -------------
 Tennessee 2.4%
 Memphis-Shelby County Airport Authority, Special Facility and Project Revenues,
 Refunding, Federal Express Corp., 5.35%, 9/01/12 ...................................            1,000,000      990,840
 Metropolitan Government, Nashville and Davidson County IDBR, Refunding
 and Improvement, Osco Treatment, Inc., 6.00%, 5/01/03 ..............................              750,000      772,358
 Tennesse State GO, Series A, 4.80%, 5/01/10 ........................................            1,000,000      987,800
                                                                                                          -------------
                                                                                                              2,750,998
                                                                                                          -------------
 Texas 2.8%
 Abilene Higher Education Facilities Corp., Higher Education Revenue, Refunding
 and Improvement, Abilene Christian Facility, 5.90%,  10/01/05 ......................              785,000      825,043
 Houston Independent School District, Refunding, 5.50%, 8/15/09 .....................            1,000,000    1,029,560
 North Central Health Facility Development Corp. Revenue, Refunding, CC Young
 Memorial Home Project, Series C, 6.10%, 2/15/06 ....................................              400,000      409,784
 Travis County GO, Refunding, 5.00%, 3/01/11 ........................................            1,000,000      987,440
                                                                                                          -------------
                                                                                                              3,251,827
                                                                                                          -------------
 Utah .7%
 Utah State HFA, Refunding, SFM, 5.85%, 7/01/08 .....................................              815,000      863,207
                                                                                                          -------------
 Virginia 6.4%
 Covington-Alleghany County IDA, PCR, Refunding, Westvaco Corp. Project, 5.85%, 9/01/04          2,800,000    3,049,088
 Virginia State GO, 5.00%, 6/01/09 ..................................................            1,000,000    1,016,120
 Virginia State HDA, Commonwealth Mortgage, Sub-Series C-7,
 5.60%, 1/01/03 .....................................................................            1,695,000    1,787,208
 5.70%, 1/01/04 .....................................................................            1,475,000    1,565,685
                                                                                                          -------------
                                                                                                              7,418,101
                                                                                                          -------------

 Washington 2.3%
 Marysville Water and Sewer Revenue, Refunding, MBIA Insured, 5.75%, 12/01/05 .......            $ 600,000    $ 631,368
 Washington State Public Power Supply System, Refunding, Series A, Nuclear Project Revenue,
 No. 1, AMBAC Insured, 5.70%, 7/01/09 ...............................................            1,000,000    1,045,120
 No. 2, 5.375%, 7/01/10 .............................................................            1,000,000      997,620
                                                                                                          -------------
                                                                                                              2,674,108
                                                                                                          -------------
 Wisconsin .9%
 Wisconsin State GO, Refunding, Series 1, 5.50%, 5/01/10 ............................            1,000,000    1,018,670
 Total Long Term Investments (Cost $114,286,441) ....................................                       118,556,071
                                                                                                          -------------
aShort Term Investments 1.4%
 Hapeville Georgia Development Authority, IDR, Hapeville Hotel, Ltd.,
 Daily VRDN and Put, 3.70%, 11/01/15 ................................................              400,000      400,000
 Massachusetts State Health and Educational Facilities Authority Revenue,
 Capital Assets Program, Series D, MBIA Insured, Daily VRDN
 and Put, 3.45%, 1/01/35 ............................................................              500,000      500,000
 New York City GO, Sub-Series B-7, AMBAC Insured, Daily VRDN and Put, 3.70%, 8/15/18               500,000      500,000
 Peninsula Ports Authority, Virginia Revenue, Refunding, Port Facility, Shell Oil Co.,
 Series A, Daily VRDN and Put, 3.80%, 12/01/05 ......................................              300,000      300,000
                                                                                                          -------------
 Total Short Term Investments (Cost $1,700,000) .....................................                         1,700,000
                                                                                                          -------------
 Total Investments (Cost $115,986,441) 103.1%........................................                       120,256,071
 Other Assets, Less Liablities (3.1%)................................................                       (3,652,340)
                                                                                                          -------------
 Net Assets 100.0% ..................................................................                      $116,603,731
                                                                                                          =============

See glossary of abbreviations on page 134.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
cSee Note 6 regarding defaulted securities.

FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin High Yield Tax-Free Income Fund
                                                        Six Months Ended
                                                         August 31, 1997             Year Ended February 28,
Class I                                                    (unaudited)      1997    19962      1995      1994      1993
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                        $11.21        $11.19    $10.74    $11.25    $11.10    $10.48
Income from investment operations:
 Net investment income                                         .34           .71       .74       .74       .76       .79
 Net realized and unrealized gains (losses)                    .14           .04       .45      (.51)      .17       .62
Total from investment operations                               .48           .75      1.19       .23       .93      1.41
Less distributions:
 Dividends from net investment income                         (.34)         (.73)+++  (.74)     (.74)     (.78)     (.78)
 Distributions from net realized gains                       --            --        --        --        --         (.01)
Total distributions                                           (.34)         (.73)     (.74)     (.74)     (.78)     (.79)
Net asset value, end of period                              $11.35        $11.21    $11.19    $10.74    $11.25    $11.10

Total return+                                                 4.38%         7.01%    11.35%     2.28%     8.33%    13.72%

Ratios/Supplemental Data
Net assets, end of period (000's)                           $4,900,558$4,505,258$3,787,147$3,287,270$3,372,533$2,742,765
Ratio to average net assets:
 Expenses                                                      .63%*         .62%      .61%      .60%      .53%      .54%
 Net investment income                                        6.11%*        6.41%     6.68%     6.92%     6.79%     7.45%
Portfolio turnover rate                                       8.02%         6.98%     9.23%    15.89%    16.09%    33.46%
Class II
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                        $11.26        $11.24    $10.81
Income from investment operations:
 Net investment income                                         .32           .66       .56
 Net realized and unrealized gains                             .14           .03       .42
Total from investment operations                               .46           .69       .98
Less distributions:
 Dividends from net investment income                         (.31)         (.67)++   (.55)
Net asset value, end of period                              $11.41        $11.26    $11.24

Total return+                                                 4.15%         6.36%     9.27%

Ratios/Supplemental Data
Net assets, end of period (000's)                      $297,206      $194,400   $48,163
Ratio to average net assets:
 Expenses                                                     1.20%*        1.18%     1.18%*
 Net investment income                                        5.53%*        5.78%     6.07%*
Portfolio turnover rate                                       8.02%         6.98%     9.23%

2For the period May 1, 1995 (effective date) to February 29, 1996 for Class II. +Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
++Includes distributions in excess of net investment income in the amount of $0.003.
+++Includes distributions in excess of net investment income in the amount of $0.008.
*Annualized

FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1997 (unaudited)



                                                                                                PRINCIPAL
 Franklin High Yield Tax-Free Income Fund                                                        AMOUNT        VALUE
 Long Term Investments 97.7%
 Bonds 95.1%
 Alabama 1.0%
 Homewood Special Care Facilities Financing Authority, Hospital Revenue,
Lakeshore Hospital Project, Refunding, Series B,
 Pre-Refunded, 8.25%, 2/01/04 .......................................................          $ 5,890,000  $ 6,278,387
 Jefferson County Sewer Revenue,
 Refunding, FGIC Insured, Series A, 5.375%, 2/01/27 .................................            9,690,000    9,431,277
 Series D, 5.75%, 2/01/22 ...........................................................            7,500,000    7,650,450
 Series D, 5.75%, 2/01/27 ...........................................................           18,535,000   18,828,409
 Marshall County Health Care Authority, Hospital Revenue,
 Guntersville, Arab Medical Center, 10.25%, 10/01/13 ................................            4,785,000    5,169,905
 Refunding, Boaz-Albertville Medical Center, 6.20%, 1/01/08 .........................            3,300,000    3,377,517
 Prichard Water Works and Sewer Board Revenue, Pre-Refunded, 9.50%, 11/15/14 ........            2,500,000    2,728,875
                                                                                                          -------------
                                                                                                             53,464,820
                                                                                                          -------------
 Alaska 1.7%
 Alaska Industrial Development & Export Revenue,
 American President Lines Project, 8.00%, 11/01/09 ..................................            4,000,000    4,270,760
 Revolving Fund, Series A, 6.20%, 4/01/10 ...........................................              870,000      917,728
 Alaska State HFC, Refunding, MBIA Insured, Series A,
 5.85%, 12/01/15 ....................................................................            4,670,000    4,796,230
 6.00%, 12/01/15 ....................................................................            4,500,000    4,643,325
 5.875%, 12/01/24 ...................................................................            5,000,000    5,105,550
 5.875%, 12/01/30 ...................................................................           12,475,000   12,660,628
 6.10%, 12/01/37 ....................................................................           22,000,000   22,648,340
 Anchorage Electric Utility Revenue, Senior Lien, 5.50%, 2/01/26 ....................            4,000,000    3,932,040
 Palmer Golf Course Lease, COP, 10.25%, 7/01/08 .....................................            1,560,000    1,684,145
 Valdez Marine Terminal Revenue, Refunding,
 BP Pipelines, Series A, 5.85%, 8/01/25 .............................................           13,550,000   13,634,281
 Mobil Alaska Pipeline, 5.75%, 11/01/28 .............................................           15,000,000   15,037,350
                                                                                                          -------------
                                                                                                             89,330,377
                                                                                                          -------------
 Arizona 1.4%
 Coconino County PCR, Refunding, Tucson Electric Power Navajo, 10/01/32
 Series A, 7.125%....................................................................           21,125,000   22,144,281
 Series B, 7.00%.....................................................................            7,500,000    7,867,500
 Gila County IDAR, PCR, ASARCO, Inc. Project, Refunding, 8.90%, 7/01/06 .............              950,000      983,250
 Gilbert Water Reservoir Municipal Property Corp. Water and Wastewater
 System Revenue, Sub-Lien, 6.875%,
 4/01/14 ............................................................................            1,000,000    1,008,430
 4/01/16 ............................................................................            1,000,000    1,010,850
 Health Facilities Authority Revenue Bethesda Foundation Project, Series A,
 6.375%, 8/15/15 ....................................................................              400,000      398,920
 6.40%, 8/15/27 .....................................................................            3,000,000    2,964,390
 Maricopa County PCR, Public Services, Palo Verde, Series A, 6.375%, 8/15/23 ........            8,500,000    8,741,995
 Maricopa County Rural Road ID, 8.625%, 7/01/07 .....................................            4,000,000    4,466,840
 Red Hawk Canyon Community Facility, 7.625%, 6/01/05 ................................           16,785,000   16,952,514
 Salt River Project, Agricultural Improvement and Power District, Electric System Revenue,
 Series A, 6.00%, 1/01/31 ...........................................................            5,000,000    5,098,850
 Tempe IDA, Residential Care Facilities Revenue, Volunteers of America
 Care Facilities, 9.00%, 6/01/18 ....................................................            2,205,000    2,285,946
                                                                                                          -------------
                                                                                                             73,923,766
                                                                                                          -------------
 Arkansas .3%
 Baxter County IDR, Refunding, Aeroquip/Trinova Corp. Project, 5.80%, 10/01/13 ......            2,400,000    2,457,984
 Conway Hospital Revenue, Refunding, 8.375%, 7/01/11 ................................            1,000,000    1,090,480
 Independence County PCR,
 Mississippi Power & Light Co. Project, Series A, 9.00%, 7/01/13 ....................            4,275,000    4,589,298
 Mississippi Power & Light Co. Project, Series B, 9.00%, 7/01/13 ....................            1,185,000    1,272,121
 Mississippi Power & Light Co. Project, Series C, 9.50%, 7/01/14 ....................              200,000      216,396
 Refunding, Arkansas Power & Light Co. Project, 6.25%, 1/01/21 ......................            5,000,000    5,199,950
 Litte Rock Sewer Revenue, Refunding, 5.40%, 8/01/10 ................................              750,000      754,845
 North Little Rock Health Facilities, Baptist Hospital Revenue,
 Series A, MBIA Insured, 5.50%, 12/01/21 ............................................              700,000      701,561
                                                                                                          -------------
                                                                                                             16,282,635
                                                                                                          -------------

 California 9.6%
 Adelanto California Water Authority Revenue, Water Systems
 Acquisition Project, Series A, 7.50%, 9/01/28 ......................................         $ 21,330,000 $ 22,130,302
 Alameda County MFHR, Claremont House Project, Refunding, Series A, 8.00%, 12/01/23 .           13,250,000   14,096,410
 Antioch 1915 Act, AD No. 27, Lone Tree,
 Series C, 7.70%, 9/02/17 ...........................................................           11,080,000   11,449,629
 Series D, 7.30%, 9/02/13 ...........................................................            4,385,000    4,523,961
 Arroyo Grande California COP, Vista Hospital Systems, Series A, 8.375%, 7/01/06 ....            2,500,000    2,761,175
 Arroyo Grande Hospital System COP, Vista Hospital Systems, Refunding, Series A, 9.50%, 7/01/20 22,515,000   25,497,562
 Azusa RDA, Tax Allocation, Refunding, Merged Area Project, Series A, 6.75%, 8/01/23             2,850,000    3,013,989
 Beaumont Public Financing Authority Revenue, Sewer Enterprise Project,
 Series A, Pre-Refunded, 6.90%, 9/01/23 .............................................            4,575,000    5,426,316
 Benicia 1915 Act, Refunding, Fleetside Industrial Park Assessment,
 4.80%, 9/02/97 .....................................................................              210,000      210,000
 5.00%, 9/02/98 .....................................................................              180,000      180,171
 5.25%, 9/02/99 .....................................................................              185,000      185,518
 5.50%, 9/02/00 .....................................................................              200,000      201,642
 5.65%, 9/02/01 .....................................................................              210,000      212,612
 5.80%, 9/02/02 .....................................................................              220,000      223,806
 5.90%, 9/02/03 .....................................................................              230,000      234,641
 6.00%, 9/02/04 .....................................................................              245,000      250,606
 6.10%, 9/02/05 .....................................................................              255,000      261,474
 6.20%, 9/02/06 .....................................................................              275,000      282,623
 6.30%, 9/02/07 .....................................................................              295,000      303,812
 6.40%, 9/02/08 .....................................................................              310,000      319,622
 6.50%, 9/02/09 .....................................................................              330,000      340,240
 6.60%, 9/02/10 .....................................................................              350,000      360,854
 6.70%, 9/02/11 .....................................................................              375,000      386,625
 6.80%, 9/02/12 .....................................................................              245,000      252,651
 California Educational Facilities Authority Revenue, Pooled College & University
 Financing, Series B, 6.125%, 6/01/09 ...............................................            3,000,000    3,125,610
 California HFA MFHR, Series A, AMBAC Insured, 6.05%, 8/01/27 .......................            2,000,000    2,074,240
 California Special Districts, Association Financial Corp. COP, Santa Cruz Port
 Authority, Series B, 7.50%, 5/01/13 ................................................              920,000      972,081
 California State Health Facilities Hospital Revenue, Summit Medical Center, Pre-Refunded,
 Series A, 7.50%, 5/01/09 ...........................................................            4,620,000    4,967,008
 Series A, 7.60%, 5/01/15 ...........................................................            2,155,000    2,320,267
 Series B, 7.50%, 5/01/09 ...........................................................            5,555,000    5,972,236
 California State Variable Purpose, 5.75%, 3/01/19 ..................................            7,320,000    7,464,716
 California Statewide CDA, California State University Northridge, Refunding,
 AMBAC Insured, 6.00%, 4/01/26 ......................................................            2,500,000    2,622,825
 Capistrano USD, CFD, Special Tax No. 92-1,
 6.60%, 9/01/05 .....................................................................              285,000      298,119
 6.70%, 9/01/06 .....................................................................              280,000      292,838
 6.80%, 9/01/07 .....................................................................              325,000      339,846
 6.90%, 9/01/08 .....................................................................              260,000      271,830
 7.00%, 9/01/18 .....................................................................            1,000,000    1,029,520
 City of Oakland Revenue, YMCA East Bay Project, Refunding, 7.10%, 6/01/10 ..........            2,335,000    2,510,989
 Colton Community Facilities District, Special Tax No. 90-1, 9.00%, 9/01/20 .........            3,695,000    3,378,412
 Contra Costa County Public Financing Authority Revenue, Refunding,
 6.625%, 9/02/10 ....................................................................            2,375,000    2,448,696
 6.875%, 9/02/16 ....................................................................            2,735,000    2,821,125
 Corona COP,
 Corona Community Hospital Project, ETM, 9.425%, 9/01/06 ............................            8,555,000   10,406,473
 Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 ...................            8,820,000   12,013,722
 Vista Hospital Systems, Refunding, Series B, 8.375%, 7/01/06 .......................           11,100,000   12,259,617
 Vista Hospital Systems, Refunding, Series B, 9.50%, 7/01/20 ........................           10,885,000   12,326,936
 Eden Township Hospital District Health Facilities Revenue, COP, Refunding,
 Insured Eden Hospital Health Services Corp., 5.85%,
 7/01/18 ............................................................................            4,845,000    4,917,384
 Emeryville RDA, MFHR, Emery Bay Apartments, 8.75%,
 12/01/02 ...........................................................................              220,000      226,811
 12/01/21 ...........................................................................            3,770,000    3,857,841
 Foothill Eastern Transportation Corridor Agency, California Toll Road Revenue,
 Series A, 6.50%, 1/01/32 ...........................................................           37,675,000   39,911,765

 California (cont.)
 Gateway Improvement Authority, Marin City Community Facilities District,
 Series A, 7.75%, 9/01/25 ...........................................................          $ 4,500,000  $ 4,941,675
 Hawthorne CRDA, Refunding, Hawthorne Plaza Project, 8.50%, 7/01/20 .................            4,175,000    4,393,770
 Hesperia Public Financing Authority Revenue, Series B, 7.375%, 10/01/23 ............            6,365,000    6,563,715
 Lake Elsinore, 1915 Act, AD No. 93-1, Series A, 7.90%, 9/02/24 .....................            6,000,000    6,302,520
 Long Beach Special Tax, CFD No. 2, West Long Beach, 7.50%, 9/01/11 .................            3,065,000    3,098,776
 Los Angeles County, CFD No. 4, Special Tax Improvement, Calabassas Area B,
 Series A, 9.25%, 9/01/22 ...........................................................           29,800,000   27,657,082
 Los Angeles MFR, Refunding, 1/01/24,
 Series J-1A, 7.125%.................................................................              215,000      217,718
 Series J-1B, 7.125%.................................................................              675,000      683,532
 Series J-1C, 7.125%.................................................................            1,435,000    1,453,138
 Series J-2A, 8.50%..................................................................            1,165,000    1,178,258
 Series J-2B, 8.50%..................................................................            3,345,000    3,383,066
 Series J-2C, 8.50%..................................................................            7,120,000    7,201,026
 Los Angeles Regional Airports Improvement Corp., Lease Revenue,
 Refunding, Delta Airlines, Inc., 6.35%, 11/01/25 ...................................           25,000,000   26,652,750
 Refunding, United Airlines, Inc., 6.875%, 11/15/12 .................................            9,500,000   10,397,465
 Sub-Lease Revenue, Continental Airlines, Inc., Terminal Facilities, 9.00%, 8/01/08 .            1,900,000    2,006,001
 Sub-Lease Revenue, Continental Airlines, Inc., Terminal Facilities, 9.00%, 8/01/17 .            7,655,000    8,082,072
 Needles Public Financing Authority, Local Agency Revenue, Series A, 10.00%, 10/01/24            4,220,000    3,370,725
 Orinda, 1915 Act, AD No. 94-1, Oak Springs, 8.25%, 9/02/19 .........................            2,879,000    2,975,360
 Palmdale California Special Tax Community Facility, Ritter Ranch, Series A, 8.50%, 9/01/24     23,500,000   22,328,995
 Perris Public Financing Authority, Local Agency Revenue, Series B,
 7.125%, 8/15/15 ....................................................................            2,035,000    2,074,581
 7.25%, 8/15/23 .....................................................................            4,095,000    4,194,754
 Riverside County COP, Airforce Village Project, 8.125%,
 6/15/07 ............................................................................            7,160,000    7,760,509
 6/15/12 ............................................................................            5,290,000    5,722,299
 Roseville Special Tax, North Center Community Facility District, 8.60%, 11/01/17 ...           12,000,000   12,749,160
 Sacramento County, 1915 Act, Refunding, Sunrise/US Corridor Assessment,
 6.10%, 9/02/01 .....................................................................            1,020,000    1,042,766
 6.30%, 9/02/02 .....................................................................            1,125,000    1,160,370
 6.50%, 9/02/03 .....................................................................            1,515,000    1,565,237
 6.60%, 9/02/04 .....................................................................            1,620,000    1,673,687
 6.70%, 9/02/05 .....................................................................            1,725,000    1,782,149
 6.80%, 9/02/06 .....................................................................            1,835,000    1,895,757
 6.90%, 9/02/07 .....................................................................            1,965,000    2,030,022
 7.00%, 9/02/08 .....................................................................            2,095,000    2,164,303
 7.00%, 9/02/09 .....................................................................            2,160,000    2,230,373
 San Bernardino County Finance Authority Revenue, Refunding, Public Improvement, AD, Series A,
 6.00%, 9/02/01 .....................................................................            1,450,000    1,477,231
 6.50%, 9/02/04 .....................................................................            1,285,000    1,325,362
 7.00%, 9/02/17 .....................................................................            2,720,000    2,804,755
 San Francisco Downtown Parking Corp. Revenue,
 6.55%, 4/01/12 .....................................................................            1,800,000    1,922,454
 6.65%, 4/01/18 .....................................................................            2,150,000    2,304,349
 San Joaquin Hills Transportation, Corridor Agency Toll Road Revenue, Senior Lien,
 6.75%, 1/01/32 .....................................................................           12,350,000   13,184,860
 5.00%, 1/01/33 .....................................................................            5,930,000    5,309,485
 San Jose MFHR, Timberwood Apartments, Series B, 9.25%, 2/01/10 .....................            1,500,000    1,555,410
 San Luis Obispo Vista Hospital System, COP, 8.375%, 7/01/29 ........................           22,000,000   22,350,240
 San Ramon, 1915 Act, Fostoria Parkway Reassessment District No. 93-1,
 6.30%, 9/02/03 .....................................................................              435,000      452,378
 6.80%, 9/02/15 .....................................................................            1,325,000    1,381,154
 Santa Margarita, Dana Point Authority, California Revenue, Refunding,
 Improvement Districts, Series B, MBIA Insured, 5.75%,
 8/01/20 ............................................................................            3,000,000    3,058,410
 Santa Rosa, 1915 Act, Fountaingrove Parkway, Extension,
 7.40%, 9/02/13 .....................................................................            3,340,000    3,447,281
 7.625%, 9/02/19 ....................................................................            3,450,000    3,561,987

 California (cont.)
 South San Francisco RDA, Tax Allocation, Gateway Redevelopment Project, 7.60%, 9/01/18        $ 2,000,000$   2,133,900
 Vallejo Special Tax, CFD No. 1988-1, 8.90%, 8/01/21 ................................            7,500,000    7,848,000
                                                                                                          -------------
                                                                                                            496,988,015
                                                                                                          -------------
 Colorado 3.6%
 Arvada Limited Sales and Use Tax Revenue, Pre-Refunded, 7.50%, 6/01/11 .............            2,485,000    2,747,838
 Arvada MFHR, Springwood Community, Project A, 6.45%, 2/20/26 .......................            3,000,000    3,148,140
 Auraria Higher Education Center, Parking Facilities Revenue, Refunding, Pre-Refunded,
 7.75%, 4/01/09 .....................................................................            3,450,000    3,741,387
 7.875%, 4/01/12 ....................................................................            1,600,000    1,739,968
 Colorado Health Facilities Authority, Beneficial Living System, Inc.,
 Series A, 10.125%, 10/01/20     ....................................................           12,600,000   13,644,918
 Colorado HFA,
 SF Program, Issue A-2, 9.375%, 8/01/02 .............................................              420,000      443,528
 SF Program, Series A-2, 9.25%, 8/01/01 .............................................              285,000      298,948
 SF Program, Series B-1, 8.70%, 8/01/01 .............................................              390,000      407,160
 SFMR, Series B-3, 9.75%, 8/01/02 ...................................................              425,000      434,852
 SFMR, Series C, 9.20%, 8/01/02 .....................................................              720,000      754,726
 SFMR, Series C, 9.075%, 8/01/03 ....................................................              940,000      992,584
 Colorado Public Highway Authority Revenue, Highway E-470, Refunding,
 Senior Series A, MBIA Insured, 5.25%, 9/01/18 ......................................           10,000,000    9,715,100
 Colorado Springs, Utilities Revenue, Series A, 6.10%, 11/15/24 .....................            3,735,000    3,938,819
 Denver City and County Airport Revenue,
 bRefunding, Series E, MBIA Insured, 5.50%, 11/15/25 ................................           10,000,000    9,872,100
 Series A, 8.25%, 11/15/12 ..........................................................            5,840,000    6,535,836
 Series A, 8.00%, 11/15/17 ..........................................................           11,065,000   11,360,104
 Series A, 8.50%, 11/15/23 ..........................................................           31,800,000   35,822,064
 Series A, 8.00%, 11/15/25 ..........................................................              145,000      161,214
 Series A, MBIA Insured, 5.50%, 11/15/25 ............................................           16,930,000   16,713,465
 Series A, Pre-Refunded, 7.50%, 11/15/12 ............................................            5,830,000    6,739,189
 Series D, 7.75%, 11/15/13 ..........................................................              500,000      615,860
 Series D, 7.75%, 11/15/21 ..........................................................            4,190,000    4,685,635
 Eagle County Airport Terminal Project Revenue, 7.50%, 5/01/21 ......................            2,305,000    2,457,914
 Eagle County Sports Facilities Revenue, Refunding, 8.00%, 8/01/09
 Beaver Creek Association Project ...................................................           19,600,000   21,202,104
 Vail Association Project ...........................................................           21,600,000   23,365,584
 Fort Collins IDR, Vipont Pharmaceutical, Inc. Project, Pre-Refunded, 9.25%, 8/01/13               300,000      319,680
 Stonegate Village Metropolitan District, Refunding and Improvement,
 Series A, FSA Insured, 5.60%, 12/01/25 .............................................            4,640,000    4,681,946
eVillage Castle Rock Metropolitan District No. 4, 8.50%, 6/01/31 ....................            3,000,000    1,447,890
                                                                                                          -------------
                                                                                                            187,988,553
                                                                                                          -------------
 Connecticut .7%
 Connecticut HFA Housing Mortgage Finance,
 Series C-1, 6.30%, 11/15/17 ........................................................           19,995,000   21,356,859
 Sub-Series F-1, 6.00%, 5/15/17 .....................................................            3,500,000    3,648,715
 Connecticut State Development Authority, First Mortgage Revenue,
East Hill Gladeview Health Project 86, 9.75%, 12/15/16 ..............................            2,755,000    3,013,970
 Connecticut State Development Authority, Water Facility Revenue,
 Bridgeport Hydraulic Co. Project, 6.15%, 4/01/35 ...................................            3,000,000    3,083,340
 Connecticut State Health and Educational Facilities Authority Revenue, Series C,
 Sacred Heart University, Refunding, 6.50%, 7/01/16 .................................            2,000,000    2,093,160
 Windham Community Memorial Hospital, 6.00%, 7/01/11 ................................            2,500,000    2,529,300
                                                                                                          -------------
                                                                                                             35,725,344
                                                                                                          -------------
 District of Columbia 2.6%
 District of Columbia, Association of American Medical Colleges
 Revenue Refunding, 5.375%, 2/15/17 .................................................            4,200,000    4,113,060
 District of Columbia, Carnegie Endowment Revenue, 5.75%, 11/15/26 ..................            5,410,000    5,440,512
 District of Columbia GO,
 Refunding, Series A, 5.875%, 6/01/05 ...............................................            7,800,000    8,181,888
 Refunding, Series A, 6.00%, 6/01/07 ................................................           11,775,000   12,486,681
 Series A, 6.375%, 6/01/11 ..........................................................           22,770,000   24,083,146
 Series A, 6.375%, 6/01/16 ..........................................................           27,230,000   28,688,167
 Series E, 6.00%, 6/01/11 ...........................................................            5,000,000    5,209,750

 District of Columbia (cont.)
 District of Columbia Hospital Revenue, Series A
 Medlantic Healthcare Group, Refunding, MBIA Insured, 5.70%, 8/15/08 ................          $ 6,500,000  $ 6,823,830
 Medlantic Healthcare Group, Refunding, MBIA Insured, 5.875%, 8/15/19 ...............            8,850,000    9,075,941
 Washington Hospital Center, 7.00%, 8/15/05 .........................................            2,000,000    2,163,420
 Washington Hospital Center, Pre-Refunded, 9.00%, 1/01/08 ...........................           14,045,000   16,193,745
 Washington Hospital Center, Pre-Refunded, 8.75%, 1/01/15 ...........................            3,750,000    4,288,838
 Washington Hospital Center, Pre-Refunded, 7.125%, 8/15/19 ..........................            4,500,000    5,037,480
 District of Columbia Redevelopment Agency, Washington D. C.
 Sports Arena Special Tax Revenue, 5.625%, 11/01/10 .................................            1,410,000    1,410,522
                                                                                                          -------------
                                                                                                            133,196,980
                                                                                                          -------------
 Florida 8.4%
 Alachua County Health Facilities Authority Revenue, Shands Teaching Hospital,
 Series A, MBIA Insured, 5.80%, 12/01/26 ............................................            2,990,000    3,074,258
 Broward County Resource Recovery Revenue, Broward Waste Energy L. P. North Project,
 7.95%, 12/01/08 ....................................................................           19,170,000   20,867,695
 Capron Trails CDD,
 9.375%, 12/01/01 ...................................................................            1,685,000    1,767,194
 9.50%, 12/01/10 ....................................................................            5,795,000    6,129,140
 East County Water Control District, Lee County Drain, Series 1991, Pre-Refunded,
 8.75%, 9/01/01 .....................................................................            2,305,000    2,528,078
 8.625%, 9/01/11 ....................................................................           10,565,000   12,020,857
 Escambia County Health Facilities Authority Revenue, Refunding, Baptist Hospital, Inc.,
 Series A, 8.70%, 10/01/14 ..........................................................            1,640,000    1,735,514
 Flagler County IDA, First Mortgage Revenue,
 RHA South Florida Properties, Inc. Projects, 10.50%, 12/01/18 ......................            2,915,000    2,404,875
 Florida Board of Education, Capital Outlay, Public Education,
 Series B, 5.875%, 6/01/24 ..........................................................            7,000,000    7,199,080
 Series B, 5.875%, 6/01/25 ..........................................................            2,000,000    2,056,880
 Series F, 5.50%, 6/01/19 ...........................................................            3,110,000    3,130,682
 Florida State, Mid Bay Bridge Authority, Series B, 8.50%,
 10/01/08 ...........................................................................            3,200,000    3,635,552
 10/01/22 ...........................................................................           15,400,000   17,496,094
 Gateway Services District, Florida Water Management Benefit Tax Revenue,
 Second Assessment Area Phase One, 8.00%, 5/01/20 ...................................            4,020,000    4,100,440
 Indian Trace CDD, Florida Water and Sewer Revenue, Expansion, 6.875%, 4/01/10 ......           11,000,000   11,161,040
 Indian Trace CDD, Refunding, Water Management Special Benefit, Sub-Series B, 8.25%,
 5/01/05 ............................................................................           10,515,000   11,116,668
 5/01/11 ............................................................................           12,760,000   13,612,240
 Lake Clarke Shores Utility System Revenue, Pre-Refunded, 8.75%, 10/01/18 ...........            1,765,000    1,889,980
 Lakeland Electricity and Water Revenue, Refunding and Improvements, Series B, 5.625%, 10/01/19  6,280,000    6,344,119
 Lakeland Retirement Community First Mortgage Revenue, Carpenters
 Home Estates Project, 9.75%, 9/01/18 ...............................................           12,000,000   12,530,400
 Lakewood Ranch Community Development, District 2, Benefit Special Assessment, 8.125%, 5/01/17,
 Series A ...........................................................................           10,495,000   10,916,059
 Series B ...........................................................................            8,765,000    9,116,652
 Lakewood Ranch Community Development, District 3, Special Assessment Revenue, 7.625%, 5/01/18   9,995,000   10,227,484
 Manatee County IDR, Manetee Hospital and Health Systems, Inc., Pre-Refunded, 9.25%, 3/01/21     6,500,000    7,621,705
 Meadow Pointe CDD, Capital Improvement Revenue,
 6.25%, 7/01/98 .....................................................................              785,000      787,724
 6.875%, 7/01/99 ....................................................................            7,870,000    7,961,371
 Mount Dora County Club CDD, Special Assessment Revenue,
 6.75%, 5/01/03 .....................................................................            1,480,000    1,467,509
 7.125%, 5/01/05 ....................................................................            3,935,000    3,956,288
 7.75%, 5/01/13 .....................................................................            2,705,000    2,711,844
 Naples Heritage CDD, Capital Improvement Revenue, 6.15%, 11/01/01 ..................           15,185,000   15,255,155
 North Broward Hospital District Revenue, Refunding and Improvement,
  MBIA Insured, 5.75%, 1/15/27.......................................................           20,000,000   20,416,800
 North Springs ID, Water Management, 5/01/24,
 Series A, 8.20%.....................................................................            1,960,000    2,104,942
 Series B, 8.30%.....................................................................            1,725,000    1,852,064
 Northwood CDD, Special Assessment Revenue,
 6.40%, 5/01/02 .....................................................................            3,300,000    3,322,011
 Series A, 7.125%, 5/01/00 ..........................................................            1,285,000    1,295,139
 Series B, 7.60%, 5/01/17 ...........................................................            1,620,000    1,658,345

 Florida (cont.)
 Orlando Utility Commission Water and Electric Revenue, 5.25%, 10/01/23
 Refunding, Subordinate Series A.....................................................          $ 7,625,000  $ 7,301,243
 Series B ...........................................................................            4,900,000    4,691,946
 Palm Beach County Health Facilities Authority Revenue, Refunding,
 Abbey del Ray Project, 8.25%, 10/01/15 .............................................            6,000,000    6,596,880
cPalm Beach County Solid Waste IDR, Okeelanta Power, L. P. Project,
 Series A, 6.85%, 2/15/21 ...........................................................           26,000,000   20,507,500
 Pelican Marsh CDD, Special Assessment Revenue
 Refunding, Series A, 5.00%, 5/01/11 ................................................            7,650,000    7,650,153
 Refunding, Series A, 5.50%, 5/01/16 ................................................            4,370,000    4,370,000
 Refunding, Series B, 5.25%, 5/01/09 ................................................            1,305,000    1,305,013
 Series A, 8.25%, 5/01/16 ...........................................................            8,360,000    9,812,048
 Series C, 7.00%, 5/01/19 ...........................................................           13,460,000   13,460,269
 Series D, 6.95%, 5/01/19 ...........................................................            8,185,000    8,185,164
 Pembroke Pines Florida, Capital Improvement Revenue, AMBAC Insured, 5.95%, 10/01/20             1,225,000    1,273,657
 Port Orange Lease Finance Corp., Recreation Facilities Lease Revenue,
    Pre-Refunded, 8.75%, 10/01/12 ...................................................            2,365,000    2,624,961
 Riverwood Community Development, Special AD, Series A,
 6.75%, 5/01/04 .....................................................................            4,215,000    4,339,427
 7.75%, 5/01/14 .....................................................................            2,095,000    2,179,408
 St. Lucie County Florida, Reserve CDD, Storm Water Management, 8.25%, 5/01/14 ......            4,835,000    5,067,805
 St. Lucie West Services District, Florida Water Management Benefit Tax, 7.70%, 5/01/25          5,000,000    5,112,200
 St. Lucie West Services District Revenue, Refunding, Port St. Lucie,
 7.875%, 5/01/20 ....................................................................           20,120,000   21,022,181
 8.25%, 12/01/23 ....................................................................           23,245,000   24,661,550
 Santa Rosa County Health Facilities Authority Revenue, Refunding, Gulf Breeze Hospital, Inc.,
 8.60%, 10/01/02 ....................................................................              240,000      251,530
 Pre-Refunded, 8.70%, 10/01/14 ......................................................              835,000      894,151
 Sunrise Utilities System Revenue, Series A, AMBAC Insured, 5.90%, 10/01/18 .........            4,500,000    4,676,400
 Tampa Capital Improvement Program Revenue, 10/01/18,
 Series A, 8.25%.....................................................................            3,085,000    3,200,595
 Series B, 8.375%....................................................................            8,900,000    9,245,053
 Tampa Revenue, Aquarium, Inc. Project, Pre-Refunded, 7.55%, 5/01/12 ................            9,700,000   11,087,682
 Village Center CDD Recreational Revenue, Sub-Series B, 8.25%, 1/01/17 ..............            2,885,000    2,998,554
 Village Community Development, District No. 1, Capital Improvement Revenue,
 6.75%, 5/01/02 .....................................................................            2,255,000    2,325,356
 8.40%, 5/01/12 .....................................................................            1,700,000    1,812,744
 8.00%, 5/01/15 .....................................................................            4,030,000    4,225,697
                                                                                                          -------------
                                                                                                            436,351,045
                                                                                                          -------------
 Georgia .5%
 Chatham County Hospital Authority Revenue, Refunding and Improvement,
 Memorial Medical Center, Series A, AMBAC Insured,  5.70%, 1/01/19 ..................           10,000,000   10,107,200
 Metropolitan Atlanta Rapid Transit Authority, Sales Tax Revenue, Refunding,
 Second Indenture, Series A, MBIA Insured, 5.625%,  7/01/20 .........................           15,000,000   15,101,400
 Tift County IDAR, Beverly Enterprises, 10.125%, 9/01/10 ............................            1,320,000    1,474,374
                                                                                                          -------------
                                                                                                             26,682,974
                                                                                                          -------------
 Hawaii .4%
 Hawaii Department of Transportation Special Revenue, Continental Airlines, Inc., 9.70%, 6/01/20 6,500,000    7,189,975
 Hawaii State Housing Finance and Development Corp., SMFR, Series B, 5.45%, 7/01/17 .            5,040,000    4,973,472
 Hawaii State Special AD No. 17, AMBAC Insured, 9.50%, 8/01/11 ......................            4,820,000    4,877,454
 Hawaiian Home Lands Department Revenue, 7.60%, 7/01/08 .............................            1,315,000    1,430,312
                                                                                                          -------------
                                                                                                             18,471,213
                                                                                                          -------------
 Idaho .4%
 Nez Perce County, PCR, Refunding, Potlatch Corp. Project, 6.00%, 10/01/24 ..........           22,360,000   22,978,030
                                                                                                          -------------
 Illinois 5.7%
 Alton Hospital Facilities Revenue, Refunding, St. Anthony's Health Center Project,
 Pre-Refunded, 8.375%, 9/01/14 ......................................................            8,915,000    9,783,143
 Aurora MFR, Refunding, Fox Valley Two-Oxford Limited Development,
 GNMA Secured, Series A, 6.125%, 2/20/32 ............................................            5,635,000    5,815,151
 Bryant PCR, Refunding, Central Illinois Light Company Project, MBIA Insured, 5.90%, 8/01/23    11,000,000   11,158,730

 Illinois (cont.)
 Chicago O'Hare Airport Special Facility,
 Refunding, American Airlines, Inc. Project, 8.20%, 12/01/24 ........................          $ 7,830,000  $ 9,292,331
 United Airlines, Inc., Revenue, 8.85%, 5/01/18 .....................................            3,610,000    4,067,315
 United Airlines, Inc., Series A, 8.85%, 5/01/18 ....................................           15,155,000   17,074,835
 Chicago Wastewater Transmission Revenue,
 FGIC Insured, Pre-Refunded, 6.35%, 1/01/22 .........................................            2,810,000    3,104,881
 MBIA Insured, 6.375%, 1/01/24 ......................................................            4,780,000    5,103,032
 Cook County, Refunding, Series A, MBIA Insured, 5.625%, 11/15/22 ...................           40,875,000   40,888,898
 Illinois Development Financial Authority PCR, Refunding,
 Commonwealth Edison Co. Project, 7.25%, 6/01/11 ....................................            7,000,000    7,569,590
 Illinois Educational Facilities Authority Revenue, Osteopathic Health Systems,
 ETM, 7.125%, 5/15/11 ...............................................................            2,330,000    2,547,086
 Pre-Refunded, 7.25%, 5/15/22 .......................................................            7,000,000    7,688,170
 Illinois Health Facilities Authority Revenue,
 Bensenville Home Society, Series B, 8.20%, 2/15/19 .................................            3,000,000    3,163,500
 Northwestern Medical Center, 6.625%, 11/15/25 ......................................            6,500,000    7,029,165
 Refunding, Rush Presbyterian Hospital, MBIA Insured, Series A, 6.25%, 11/15/20 .....            9,000,000    9,542,340
 Refunding, Sarah Bush Lincoln Health Center, Series B, 6.00%, 2/15/11 ..............            3,370,000    3,456,845
 Refunding, Westlake Community Hospital, 7.875%, 1/01/13 ............................            3,000,000    3,151,230
 Revolving Fund, Pooled Financing, Thorek Hospital and Medical Center,
 Series H, 9.50%, 08/01/15...........................................................           18,380,000   19,428,395
 Sarah Bush Lincoln Health Center, Pre-Refunded, 7.25%, 5/15/12 .....................            2,000,000    2,267,360
 Servantcor, Series B, Pre-Refunded, 7.875%, 8/15/19 ................................            3,000,000    3,262,260
 St. Elizabeth's Hospital, 6.25%, 7/01/16 ...........................................            1,215,000    1,241,706
 St. Elizabeth's Hospital, 6.375%, 7/01/26 ..........................................            6,695,000    6,854,542
 Metropolitan Pier and Exposition Authority, Hospitality Facilities Revenue, McCormick Place Convention,
 5.75%, 7/01/06 .....................................................................            1,650,000    1,685,211
 6.25%, 7/01/17 .....................................................................           11,000,000   11,491,700
 7.00%, 7/01/26 .....................................................................            7,500,000    8,647,275
 Robbins Resource Recovery Revenue Partners, 8.375%, 10/15/16,
 Series A ...........................................................................           63,170,000   66,507,903
 Series B ...........................................................................           17,500,000   18,424,700
 Springfield, Series C, MBIA Insured, 5.375%, 12/01/16 ..............................            5,830,000    5,791,464
 Sterling Illinois First Mortgage Revenue, Hoosier Care Project, Series A, 9.75%, 8/01/19        1,300,000    1,382,433
                                                                                                          -------------
                                                                                                            297,421,191
                                                                                                          -------------
 Indiana .5%
 Crawfordsville Industrial EDR, Refunding, Kroger Co., 7.70%, 11/01/12 ..............            5,000,000    5,659,750
 Duneland School Building Corp., First Mortgage, MBIA Insured, 5.50%, 8/01/17 .......            4,060,000    4,050,012
 Indiana Health Facility Financing Authority, Hospital Revenue,
 Hancock Memorial Hospital Project, Pre-Refunded, 8.30%, 8/15/20 ....................            3,000,000    3,372,750
 Indiana State Educational Facilities Authority Revenue,
    Anderson University Project, 8.40%, 10/01/08 ....................................            1,000,000    1,058,070
 Jefferson County Hospital Authority Facility Revenue, Refunding, King's Daughters'
 Hospital, Pre-Refunded, 8.50%, 8/15/13 .............................................            2,500,000    2,654,025
 Kokomo Hospital Authority Revenue, Refunding, St. Joseph's Hospital and Health
 Center of Kokomo, 8.75%, 2/15/13,Pre-Refunded, Series A.............................            3,700,000    3,938,280
 Series B ...........................................................................            2,370,000    2,486,391
                                                                                                          -------------
                                                                                                             23,219,278
 Iowa .0%
 Clinton Hospital Facilities Revenue, Jane Lamb Health Center Project,
   Pre-Refunded, 8.75%, 8/01/03         .............................................              500,000      531,760
                                                                                                          -------------
 Kansas .1%
 Prairie Village Revenue, Claridge Court Project, Series A, 8.75%, 8/15/23 ..........            5,730,000    6,313,199
                                                                                                          -------------
 Kentucky 1.0%
 Danville Multi-City Lease Revenue, Sewer & Drain System, Series G,
  MBIA Insured, Pre-Refunded, 6.75%, 3/01/11 ........................................              900,000      998,199
 Jefferson County, Health Facilities Revenue, Beverly Project, 10.125%, 8/01/07 .....            3,000,000    3,176,520
 Kenton County Airport Board Revenue, Special Facilities, Delta Airlines Project,
 8.10%, 12/01/15 ....................................................................           11,000,000   11,885,830
 Series A, 7.50%, 2/01/20 ...........................................................           11,230,000   12,334,920
 Series B, 7.25%, 2/01/22 ...........................................................            3,595,000    3,899,065
 Powderly IDR, First Mortgage Revenue, Kroger Co., Refunding, 7.375%, 9/01/06 .......              905,000    1,008,794

 Kentucky (cont.)
 Russell Health System Revenue, Franciscan Health Center, Series B, 8.10%,
 7/01/01 ............................................................................          $ 1,400,000  $ 1,526,868
 7/01/15 ............................................................................            7,500,000    8,842,425
 Stanford Health Facilities Revenue, Refunding, Beverly Project, 10.375%, 11/01/09 ..              900,000    1,015,344
                                                                                                          -------------
                                                                                                             44,687,965
                                                                                                          -------------
 Louisiana 2.4%
 Calcasieu Parish Public Trust Authority, Mortgage Revenue, Refunding, Series A, 7.75%, 6/01/12  2,190,000    2,339,314
 Iberville Parish Consolidated School District No. 5, GO, Unlimited Tax, Pre-Refunded,
   8.00%, 10/01/06 ...................................................................             705,000      749,020
 Lake Charles Harbor & Terminal District Port Facilities Revenue, Refunding,
  Trunkline Co. Project, 7.75%, 8/15/22 .............................................           35,000,000   39,860,450
 Pointe Coupee Parish, PCR, Refunding, Gulf States Utilities Co. Project, 6.70%, 3/01/13         4,850,000    5,092,209
 St. Charles Parish PCR, Louisiana Power and Light Co. Project,
 8.25%, 6/01/14 .....................................................................           25,500,000   27,510,930
 8.00%, 12/01/14 ....................................................................           13,525,000   14,670,432
 West Feliciana PCR,
 Refunding, Gulf System Utilities Co. Project, 8.00%, 12/01/24 ......................           17,200,000   18,420,168
 Series A, 7.50%, 5/01/15 ...........................................................            8,740,000    9,553,869
bXavier University, Public Facilities Authority Revenue, Refunding, MBIA Insured,
   5.25%, 9/01/17  ..................................................................            5,000,000    4,873,150
                                                                                                          -------------
                                                                                                            123,069,542
                                                                                                          -------------
 Maine .8%
 Maine State Finance Authority Solid Waste Disposal Revenue, Boise Cascade
   Corp. Project, 7.90%, 6/01/15 ....................................................            5,000,000    5,361,900
 Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20 ...............            4,800,000    5,103,984
 Skowhegan PCR, S.D. Warren Co., 6.65%, 10/15/15
 Series A ...........................................................................           24,570,000   24,914,471
 Series B ...........................................................................            4,940,000    5,013,408
                                                                                                          -------------
                                                                                                             40,393,763
                                                                                                          -------------
 Maryland .8%
 Gaithersberg Hospital Facilities Revenue, Refunding and Improvement, Shady Grove,
 Nursing Home, Series B, Pre-Refunded, 8.50%, 9/01/22 ...............................            3,595,000    4,289,051
 Series B, 8.50%, 9/01/03 ...........................................................            5,330,000    5,868,383
 Series B, 8.50%, 9/01/07 ...........................................................            5,340,000    6,032,117
 Series C, 6.00%, 9/01/21 ...........................................................            5,000,000    5,186,250
 Maryland State CDA, Department of Housing and Community Development, Series A, 5.875%, 7/01/16  3,975,000    4,102,439
 Takoma Park, Hospital Facilities Revenue, Washington Adventist Hospital Project, Series B, 8.50%,
 9/01/03 ............................................................................            5,550,000    5,758,347
 9/01/07 ............................................................................            6,975,000    7,709,049
                                                                                                          -------------
                                                                                                             38,945,636
                                                                                                          -------------
 Massachusetts 1.5%
 Bay Transit Authority, General Transportation System, Series A, 7.00%, 3/01/21 .....            2,000,000    2,441,420
 Cape Cod Health Systems, Massachusetts Industry Finance Authority,
 Pre-Refunded, 8.50%, 11/15/20   ....................................................            4,500,000    5,144,310
 Massachusetts Health and Educational Facilitity Authority Revenue,
 Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26 ....................            5,000,000    5,180,750
 Framingham, Union Hospital, Pre-Refunded, 8.50%, 7/01/10 ...........................            2,000,000    2,256,480
 Saint Memorial Medical Center, Refunding, Series A, 5.75%, 10/01/06 ................            3,250,000    3,160,398
 Saint Memorial Medical Center, Refunding, Series A, 6.00%, 10/01/23 ................            5,735,000    5,336,016
 Massachusetts Municipal Wholesale, Electric Co. Power Supply System Revenue, 6.75%,
 Series A, 7/01/11 ..................................................................            4,435,000    4,752,502
 Series B, 7/01/17 ..................................................................            3,170,000    3,385,782
 Massachusetts State Industrial Finance Agency, First Mortgage Revenue,
 Brookhaven at Lexington Retirement Project, Pre-Refunded,
 10.25%, 1/01/18 ....................................................................            2,000,000    2,099,900
 Massachusetts State Industrial Finance Agency, Semass Project, 7/01/15,
 Series A, 9.00%.....................................................................           15,490,000   17,539,792
 Series B, 9.25%.....................................................................           20,570,000   23,351,887
 Massachusetts State Water Resources Authority, Series A, 6.00%, 4/01/20 ............            1,000,000    1,008,220
                                                                                                          -------------
                                                                                                             75,657,457
                                                                                                          -------------

 Michigan 2.0%
 City of Cadillac, Local Development Financial Authority, Tax Increment Revenue,
 Refunding, 8.50%, 3/01/10 ..........................................................          $ 5,990,000  $ 6,492,980
 Detroit GO,
 City School District, Series A, AMBAC Insured, 5.85%, 5/01/16 ......................            5,175,000    5,335,994
 Series A, Pre-Refunded, 6.80%, 4/01/15 .............................................            5,160,000    5,915,476
 Series B, Refunding, 6.375%, 4/01/07 ...............................................            7,535,000    8,134,183
 Series B, Refunding, 6.25%, 4/01/08 ................................................            3,000,000    3,205,620
 Dickinson County, Memorial Hospital System Revenue, 8.125%, 11/01/24 ...............            4,250,000    4,766,290
 Kent Hospital Finance Authority, Michigan Health Care Revenue,
 Series A, MBIA Insured, 6.125%, 1/15/21 ............................................           11,770,000   12,372,742
 Michigan State Hospital Finance Authority Revenue,
 Mercy Hospital Services, Series Q, AMBAC Insured, 5.75%, 8/15/16 ...................            9,310,000    9,522,175
 Refunding, Detroit Osteopathic Hospital, Series A, Pre-Refunded, 7.50%, 11/01/10 ...            6,605,000    6,775,343
 Michigan State Strategic Fund Limited Obligation Revenue, Refunding,
Detroit Edison Co., Series BB, MBIA Insured, 6.20%, 8/15/25..........................            7,825,000    8,289,257
 Midland County EDC, PCR, Refunding, 9.50%, 7/23/09 .................................           12,000,000   13,204,800
 Muskegon, Hospital Finance Authority, Muskegon General Hospital, 8.25%, 2/15/11 ....            3,500,000    3,804,745
 Tawas City HFA, Hospital Revenue, Tawas St. Joseph's Hospital Project, Series A, 8.50%, 3/15/12 2,020,000    2,081,145
 Wayne County, Downriver Systems Sewer Disposal, Series A, 7.00%, 11/01/13 ..........            1,900,000    1,991,846
 Wayne County, Michigan Building Authority IDA, Pre-Refunded, 8.00%, 3/01/17 ........            4,500,000    5,217,750
 Wayne County, South Huron Valley Wastewater Control, Refunding, 7.875%, 5/01/02 ....            3,650,000    4,066,502
 Wyandotte Tax Increment Finance Authority, Central Development Area Project, Pre-Refunded, 7.875%,
 6/01/09 ............................................................................              500,000      536,025
 6/01/10 ............................................................................              500,000      536,025
                                                                                                          -------------
                                                                                                            102,248,898
                                                                                                          -------------
 Minnesota 2.6%
 Agriculture and EDR Board Revenue, Health Care System, Fairview Hospital,
 Refunding, Series A, MBIA Insured, 5.75%, 11/15/26..................................           23,380,000   23,829,597
 Burnsville Solid Waste Revenue, Freeway Transfer, Inc. Project, 9.00%,
 10/01/00 ...........................................................................              415,000      453,462
 4/01/10 ............................................................................            1,500,000    1,648,650
 Duluth Minnesota, Commercial Development Revenue, Refunding,
 Duluth Radisson Hotel Project, 8.00%, 12/01/15 .....................................            5,000,000    5,072,200
 Maplewood Health Care Facility Revenue, Health East Project, 5.95%, 11/15/06 .......            2,200,000    2,255,814
 Minneapolis CDA, Limited Tax, Supported Development Revenue,
 Series 2, 8.40%, 12/01/12 ..........................................................            2,985,000    3,164,458
 Series 3-A, 8.375%, 12/01/19 .......................................................              600,000      660,114
 Minnesota State HFA, Rental Housing, Refunding, Series D, MBIA Insured, 5.95%, 2/01/18          3,605,000    3,704,029
 Northfield First Mortgage Nursing Home Revenue, Minnesota Odd Fellows Home Project,
   8.75%, 10/01/03...................................................................            1,140,000    1,187,880
 Northwest Multi-County RDA, Governmental Housing Revenue Pooled Housing Project,
   7.40%, 7/01/26....................................................................            5,165,000    5,109,580
 Robbinsdale, MFHR, Refunding, Copperfield Phase II Apartments, 9.00%, 3/01/25 ......            4,110,000    4,196,639
 South Central Multi-County Housing and RDA, Pooled Housing, 8.00%, 2/01/25 .........           10,000,000    6,000,000
 St. Cloud, IDR, Nahan Printing, 9.75%, 6/01/20 .....................................            5,860,000    6,468,092
 St. Paul Housing and RDA, Hospital Facility Revenue, Health East Project, 9.75%, 11/01/17,
 Series A ...........................................................................            4,415,000    4,540,651
 Series B ...........................................................................              410,000      421,439
 Series C ...........................................................................              650,000      668,499
 Series D ...........................................................................            3,270,000    3,363,064
 St. Paul Housing and RDA, Housing Tax, 8.625%, 9/01/07 .............................            1,440,000    1,614,226
 St. Paul Port Authority Commercial Development, Theole Printing Project, 9.00%, 10/01/21          585,000      609,804
 St. Paul Port Authority Energy Park, Tax Increment Revenue, Refunding, Pre-Refunded,
   8.00%, 12/01/07 ..................................................................            4,465,000    4,766,655
 St. Paul Port Authority IDR,
 SDA Enterprises, Series K, 10.25%, 10/01/10 ........................................            1,095,000    1,090,149
 Series 2, 7.50%, 10/01/09 ..........................................................               40,000       39,653
 Series A-I, 8.50%, 12/01/01 ........................................................            1,025,000    1,006,909
 Series A-I, 9.00%, 12/01/02 ........................................................              260,000      260,567
 Series A-I, 9.00%, 12/01/12 ........................................................            4,300,000    3,947,228
 Series A-II, 8.50%, 12/01/01 .......................................................            1,005,000      987,262
 Series A-II, 9.00%, 12/01/02 .......................................................              255,000      255,556
 Series A-II, 9.00%, 12/01/12 .......................................................            4,235,000    3,887,561
 Series A-III, 8.50%, 12/01/01 ......................................................            1,055,000    1,036,379
 Series A-III, 9.00%, 12/01/02 ......................................................              265,000      265,578
 Series A-III, 9.00%, 12/01/12 ......................................................            4,430,000    4,066,563
 Minnesota (cont.)
 St. Paul Port Authority IDR, (cont.)
 Series A-IV, 8.50% 12/01/01 ........................................................            $ 805,000    $ 790,792
 Series A-IV, 9.00%, 12/01/02 .......................................................              205,000      205,447
 Series A-IV, 9.00%, 12/01/12 .......................................................            3,375,000    3,098,115
 Series C, 10.00%, 12/01/01 .........................................................              860,000      872,926
 Series C, 10.00%, 12/01/02 .........................................................              715,000      722,250
 Series C, 10.00%, 12/01/06 .........................................................            2,930,000    2,916,932
 Series C, 9.875%, 12/01/08 .........................................................            3,100,000    3,060,940
 Series F, 10.25%, 10/01/97 .........................................................               55,000       55,012
 Series F, 10.25%, 10/01/98 .........................................................               60,000       60,413
 Series F, 10.25%, 10/01/99 .........................................................               65,000       65,659
 Series F, 8.00%, 9/01/00 ...........................................................               25,000       24,702
 Series F, 10.25%, 10/01/00 .........................................................               70,000       70,693
 Series F, 8.00%, 9/01/01 ...........................................................               25,000       24,769
 Series F, 10.25%, 10/01/01 .........................................................               80,000       80,795
 Series F, 8.00%, 9/01/02 ...........................................................               25,000       24,846
 Series F, 10.25%, 10/01/02 .........................................................               90,000       90,578
 Series F, 8.00%, 9/01/19 ...........................................................            1,025,000      839,332
 Series I, 10.75%, 12/01/00 .........................................................               15,000       15,275
 Series I, 10.75%, 12/01/01 .........................................................               15,000       15,345
 Series I, 10.75%, 12/01/02 .........................................................               15,000       15,276
 Series J, 9.50%, 12/01/01 ..........................................................               80,000       81,230
 Series J, 9.50%, 12/01/02 ..........................................................               95,000       96,006
  Series J, 9.50%, 12/01/11 ..........................................................            1,325,000    1,269,072
 Series L, 9.50%, 12/01/01 ..........................................................               40,000       40,615
 Series L, 9.75%, 12/01/01 ..........................................................               25,000       25,380
 Series L, 9.50%, 12/01/02 ..........................................................               45,000       45,477
 Series L, 9.75%, 12/01/02 ..........................................................               30,000       30,310
 Series L, 9.50%, 12/01/14 ..........................................................            1,025,000      978,147
 Series L, 9.75%, 12/01/14 ..........................................................            1,530,000    1,491,062
 Series N, 10.00%, 12/01/01 .........................................................               65,000       65,977
 Series N, 10.75%, 10/01/02 .........................................................            1,300,000    1,312,896
 Series N, 10.00%, 12/01/02 .........................................................               65,000       65,659
 Series N, 10.00%, 12/01/14 .........................................................            1,405,000    1,369,777
 Series S, 9.625%, 12/01/01 .........................................................               55,000       55,029
 Series S, 9.625%, 12/01/02 .........................................................               60,000       60,004
 Series S, 9.625%, 12/01/14 .........................................................            1,280,000    1,234,458
 Series T, 9.625%, 12/01/01 .........................................................               30,000       30,458
 Series T, 9.625%, 12/01/02 .........................................................               35,000       35,366
 Series T, 9.625%, 12/01/14 .........................................................              910,000      877,622
 St. Paul Port Authority Lease Revenue, Mears Park Center Project, 6.50%,
 6/01/16 ............................................................................            5,140,000    5,210,624
 6/01/26 ............................................................................           10,660,000   10,806,468
                                                                                                          -------------
                                                                                                            134,809,992
                                                                                                          -------------
 Mississippi 1.2%
 Claiborne County PCR, Middle South Energy, Inc. Project,
 Series A, 9.50%, 12/01/13 ..........................................................           10,680,000   11,546,041
 Series B, 8.25%, 6/01/14 ...........................................................            9,750,000   10,469,550
 Series C, 9.875%, 12/01/14 .........................................................           10,000,000   10,855,400
 System Energy Residential Income Project, 6.20%, 2/01/26 ...........................           22,795,000   23,095,666
 Claiborne County PCR, System Energy Resources Inc., 7.30%, 5/01/25 .................            2,500,000    2,652,250
 Lowndes County, Golden Triangle Medical Center, 8.50%, 2/01/10 .....................            4,250,000    4,602,155
 Mississippi Hospital Equipment and Facilities Authority Revenue, Refunding,
 Mississippi Methodist Hospital and Rehabilitation Center,
 Pre-Refunded, 9.375%, 5/01/12 ......................................................              720,000      766,858
                                                                                                          -------------
                                                                                                             63,987,920
                                                                                                          -------------

 Missouri 1.3%
 Lake of the Ozarks Community Bridge Corp., Bridge System Revenue, 6.40%, 12/01/25 ..          $ 3,000,000  $ 3,094,260
 Missouri Health and Educational Facilities Authority, Health Facility Marshall, IDA,
 John Fitzgibbons Hospital, Pre-Refunded, 10.00%,
 5/01/20 ............................................................................            8,700,000   10,111,575
 Missouri State Health and Educational Facilities Authority, Revenue,
 Heartland Health, Refunding and Improvement, 8.125%,
 10/01/10 ...........................................................................            7,300,000    7,876,919
 Moberly IDA, Hospital Revenue, Refunding, Moberly Regional Medical Center, Inc.,
Pre-Refunded, 8.75%, 3/01/16 ........................................................              175,000      183,517
 Newton County IDA, Health Facilities Revenue, Beverly Enterprises, 10.375%, 11/01/08            1,455,000    1,599,336
 Perry Co., Perry Memorial Hospital, 9.125%, 6/01/11 ................................            1,700,000    1,872,006
 St. Louis County IDA, Refunding, Kiel Center,
 7.625%, 12/01/09 ...................................................................            8,000,000    8,640,960
 7.75%, 12/01/13 ....................................................................            5,175,000    5,596,452
 7.875%, 12/01/24 ...................................................................            6,000,000    6,493,680
 St. Louis Municipal Financial Corp. Leasehold Revenue, Refunding, Series A,
 6.00%, 7/15/13 .....................................................................           14,250,000   14,543,835
 City Justice Center, AMBAC Insured, 5.95%, 2/15/16 .................................            8,640,000    9,036,403
                                                                                                          -------------
                                                                                                             69,048,943
                                                                                                          -------------
 Montana .5%
 Montana State Board of Housing, SFM, Senior Bonds, Series B-2, 8.90%, 10/01/00 .....              305,000      314,217
 Montana State Board of Investments EDR, Refunding, Bozeman Holiday Inn Project, 11.00%,
 12/01/07                                                                                        2,500,000    2,564,275
 Montana State Board of Investments, Resource Recovery Revenue,
 Yellowstone Energy Project, 7.00%, 12/31/19 ........................................           22,550,000   21,809,233
 Montana State SFMR, Series A, 8.275%, 10/01/03 .....................................              610,000      644,105
                                                                                                          -------------
                                                                                                             25,331,830
                                                                                                          -------------
 Nebraska .1%
 Douglas County, Hospital No. 1, Authority Revenue, 5.25%, 9/01/21 ..................            3,670,000    3,524,925
 Scotts Bluff County, Hospital No. 1, Hospital Revenue, 6.375%, 12/15/08 ............            2,100,000    2,225,580
                                                                                                          -------------
                                                                                                              5,750,505
                                                                                                          -------------
 Nevada 2.6%
 Clark County IDR, Southwest Gas Corp., Series A, 6.50%, 12/01/33 ...................           13,775,000   14,685,803
 Clark County Special ID No. 108, Summerlin, 6.625%, 2/01/17 ........................            6,550,000    6,604,169
 Henderson Local Improvement,
 District No. 2, 9.50%, 8/01/11 .....................................................            5,945,000    6,181,017
 District No. T-1, Series A, 8.50%, 8/01/13 .........................................           43,255,000   45,966,223
 District No. T-4, Series A, 8.50%, 11/01/12 ........................................           10,480,000   11,022,550
 District No. T-4, Series B, 7.30%, 11/01/12 ........................................            4,855,000    5,024,634
 District No. T-10, 7.50%, 8/01/15 ..................................................            7,345,000    7,620,658
 Las Vegas Downtown RDA, Tax Increment Revenue, Fremont Street Project, Series A,6.10%, 6/15/14  2,000,000    2,043,360
 Las Vegas Special ID,
 No. 404, 5.85%, 11/01/09 ...........................................................            3,535,000    3,609,589
 No. 505, Elkhorn Springs, 8.00%, 9/15/13 ...........................................            7,910,000    8,068,754
 No. 707, 6.60%, 6/01/05 ............................................................            1,000,000    1,037,520
 No. 707, 6.70%, 6/01/06 ............................................................            1,235,000    1,281,337
 No. 707, 6.80%, 6/01/07 ............................................................            1,805,000    1,872,724
 No. 707, 7.10%, 6/01/16 ............................................................            8,000,000    8,300,160
 Nevada Housing Division, SF Program, Subordinated, FI/GML,
  Series A, 9.30%, 10/01/00 .........................................................              195,000      201,928
  Series A-1, 8.75%, 10/01/04 .......................................................              270,000      286,119
  Series A-2, 9.375%, 10/01/00 ......................................................              210,000      217,883
  Series A-2, 8.65%, 10/01/01 .......................................................              445,000      460,887
  Series A-3, 9.20%, 10/01/00 .......................................................              230,000      237,556
  Series B, 9.50%, 10/01/01 .........................................................              325,000      339,563
  Series B-1, 7.90%, 10/01/05 .......................................................              660,000      689,502
  Series C-1, 7.55%, 10/01/05 .......................................................              830,000      868,122
 Nevada Housing Finance Division Subordinate,
 Series B-2, 9.65%, 10/01/02 ........................................................              240,000      247,682
 Series C-1, 9.60%, 10/01/02 ........................................................              315,000      324,437
 White Pine County, School District Building, 6.75%, 6/01/18 ........................            6,310,000    6,562,463
                                                                                                          -------------
                                                                                                            133,754,640
                                                                                                          -------------
 New Hampshire 1.5%
 New Hampshire Higher Education and Health Facility Authority Revenue,
 bCatholic Charities, Refunding, Series A, 5.75%, 8/01/11............................          $ 1,300,000  $ 1,301,859
 Hillcrest Terrace, 7.50%, 7/01/24 ..................................................           18,950,000   18,229,521
 Kendal at Hanover Project, Pre-Refunded, 8.00%, 10/01/19 ...........................            9,590,000   10,492,419
 New Hampshire IDA, PCR,
 Public Service Co., Project A, 7.65%, 5/01/21 ......................................            9,225,000    9,756,637
 Public Service Co., Project C, 7.65%, 5/01/21 ......................................           32,575,000   34,452,297
 New Hampshire State Business Financial Authority, PCR, Refunding,
United Illuminating Co., Series A, 5.875%, 10/01/33 .................................            3,000,000    2,889,150
                                                                                                          -------------
                                                                                                             77,121,883
                                                                                                          -------------
 New Jersey .5%
 New Jersey EDA, EDR, Refunding, Stolt Terminals, Series A, 10.50%, 1/15/18 .........            4,000,000    4,191,200
 New Jersey EDA, Natural Gas Facilities Revenue, Nui Corp. Projects, Series A, MBIA Insured,
 5.70%, 6/01/32                                                                                  7,975,000    8,042,150
 New Jersey Health Care Facilities Financing Authority Revenue, Lutheran Home, Series A, 8.40%,
 7/01/19                                                                                         2,100,000    2,200,233
 New Jersey State Housing and Mortgage Finance Agency, MFHR, Refunding, Series A, AMBAC Insured,
 6.00%, 11/01/14 ....................................................................            3,000,000    3,126,930
 6.05%, 11/01/20 ....................................................................            5,500,000    5,711,310
                                                                                                          -------------
                                                                                                             23,271,823
                                                                                                          -------------
 New Mexico 2.3%
 Farmington PCR, San Juan Project,
 Refunding, Public Service of New Mexico Co., Series A, 6.30%, 12/01/16 .............            4,000,000    4,123,040
 Refunding, Public Service of New Mexico Co., Series A, 6.40%, 8/15/23 ..............           38,850,000   40,140,986
 Refunding, Public Service of New Mexico Co., Series C, AMBAC Insured, 5.70%, 12/01/16           8,500,000    8,633,110
 Refunding, Public Service of New Mexico Co., Series D, 6.375%, 4/01/22 .............           28,850,000   29,936,780
 Tucson Electrical Power Co., Series A, 6.95%, 10/01/20 .............................           27,000,000   28,443,150
 New Mexico Mortgage Finance Authority, SFM Program,
 Refunding Series A-1, 7.90%, 7/01/04 ...............................................            1,385,000    1,444,652
 Series A, 9.50%, 9/01/00 ...........................................................              350,000      356,591
 Series A, 9.10%, 9/01/03 ...........................................................              930,000      985,530
 Series A, FHA Insured, 8.80%, 9/01/01 ..............................................              320,000      333,507
 Series B, 9.30%, 9/01/00 ...........................................................              180,000      183,353
 Sub Series A, 9.55%, 9/01/02 .......................................................              735,000      757,469
 Rio Rancho Water and Wastewater Revenue, Series A, 5.90%, 5/15/15 ..................            3,620,000    3,731,279
                                                                                                          -------------
                                                                                                            119,069,447
                                                                                                          -------------
 New York 15.7%
 Babylon IDAR, Resource Recovery, Ogden Martin System, Babylon Inc., Pre-Refunded, 8.50%, 1/01/19,
 Series B ...........................................................................            1,000,000    1,066,380
 Series C ...........................................................................            3,920,000    4,180,210
 Battery Park City Authority, Series A, AMBAC Insured, 5.50%, 11/01/26 ..............            3,350,000    3,316,098
 Metropolitan Transportation Authority, Service Contract,
 Commuter Facilities, Series A, MBIA Insured, 5.625%, 7/01/27 .......................           12,880,000   13,006,224
 Commuter Facilities, Series A, MBIA Insured, 5.875%, 7/01/27 .......................           22,700,000   23,410,737
 Refunding, Commuter Facilities, Series 1, 5.70%, 7/01/24 ...........................           10,000,000   10,165,400
 Refunding, Commuter Facilities, Series 5, 6.50%, 7/01/16 ...........................            3,860,000    4,032,195
 Refunding, Commuter Facilities, Series A, FGIC Insured, 6.10%, 7/01/26 .............            7,500,000    7,976,025
 Refunding, Commuter Facilities, Series N, 6.80%, 7/01/04 ...........................            3,330,000    3,625,837
 Refunding, Commuter Facilities, Series N, 6.90%, 7/01/05 ...........................            3,050,000    3,313,337
 Refunding, Transportation Facilities, Series N, 6.80%, 7/01/04 .....................            2,330,000    2,535,949
 Refunding, Transportation Facilities, Series N, 6.90%, 7/01/05 .....................            2,470,000    2,683,260
 Refunding, Transportation Facilities, Series N, 7.125%, 7/01/09 ....................            7,830,000    8,608,537
 Refunding, Transportation Facilities, Series P, 5.75%, 7/01/15 .....................           13,565,000   13,657,106
 New York City Educational Construction Fund, Revenue, AMBAC Insured, 5.50%, 4/01/26             5,500,000    5,444,945
 New York City GO,
 Refunding, Series A, 6.125%, 8/01/06 ...............................................           10,190,000   10,979,419
 Refunding, Series A, 6.25%, 8/01/08 ................................................           10,000,000   10,683,400
 Refunding, Series F, 6.00%, 8/01/11 ................................................           10,000,000   10,455,500
 Refunding, Series G, 5.75%, 8/01/10 ................................................            1,795,000    1,840,126

 New York (cont.)
 New York City GO, (cont.)
 Refunding, Series H, 6.25%, 8/01/15 ................................................         $ 25,000,000 $ 26,385,500
 Refunding, Series H, 6.125%, 8/01/25 ...............................................            5,600,000    5,788,664
 Refunding, Series J, 6.00%, 8/01/21 ................................................           10,000,000   10,256,100
 Series A, 6.25%, 8/01/21 ...........................................................            1,200,000    1,240,632
 Series A, Pre-Refunded, 7.25%, 3/15/20 .............................................              330,000      353,107
 Series B, 7.00%, 8/15/16 ...........................................................           14,755,000   16,444,448
 Series B, 7.00%, 2/01/18 ...........................................................            4,090,000    4,452,333
 Series B, 7.50%, 2/01/18 ...........................................................              385,000      427,439
 Series B, 7.00%, 2/01/19 ...........................................................            5,000,000    5,442,950
 Series B, 7.00%, 2/01/20 ...........................................................            5,745,000    6,099,352
 Series B, 6.00%, 8/15/26 ...........................................................            5,000,000    5,108,450
 Series B, Pre-Refunded, 7.00%, 8/15/16 .............................................            2,315,000    2,666,440
 Series B, Pre-Refunded, 7.50%, 2/01/18 .............................................            4,615,000    5,239,502
 Series B, Sub Series B-1, 7.25%, 8/15/19 ...........................................            1,620,000    1,813,801
 Series B, Sub Series B-1, Pre-Refunded, 7.25%, 8/15/19 .............................            3,380,000    3,942,973
 Series C, 6.75%, 10/01/15 ..........................................................            4,250,000    4,641,128
 Series C, 7.00%, 8/01/17 ...........................................................            4,615,000    5,068,470
 Series C, 7.25%, 8/15/24 ...........................................................            7,905,000    8,581,747
 Series C, Sub Series C-1, 7.00%, 8/01/16 ...........................................              280,000      307,513
 Series C, Sub Series C-1, 7.50%, 8/01/21 ...........................................              435,000      486,099
 Series C, Sub Series C-1, Pre-Refunding, 7.50%, 8/01/21 ............................            4,440,000    5,095,211
 Series D, 6.00%, 2/15/10 ...........................................................           11,600,000   12,106,920
 Series D, 7.625%, 2/01/13 ..........................................................              400,000      447,736
 Series D, 7.625%, 2/01/14 ..........................................................              315,000      352,592
 Series D, 7.625%, 2/01/14 ..........................................................              810,000      906,665
 Series D, 7.50%, 2/01/19 ...........................................................              330,000      365,686
 Series D, Pre-Refunded, 7.625%, 2/01/02 ............................................            8,190,000    9,338,811
 Series D, Pre-Refunded, 7.70%, 2/01/11 .............................................              150,000      168,342
 Series D, Pre-Refunded, 7.70%, 2/01/11 .............................................            3,350,000    3,829,888
 Series D, Pre-Refunded, 7.625%, 2/01/13 ............................................            4,600,000    5,245,242
 Series D, Pre-Refunded, 7.625%, 2/01/14 ............................................            4,185,000    4,772,030
 Series D, Pre-Refunded, 7.50%, 2/01/19 .............................................            4,670,000    5,301,944
 Series E, 6.25%, 2/15/07 ...........................................................           10,000,000   10,728,500
 Series E, 7.50%, 2/01/18 ...........................................................               45,000       49,960
 Series E, Pre-Refunded, 7.50%, 2/01/18 .............................................              480,000      544,954
 Series F, 7.625%, 2/01/13 ..........................................................              355,000      397,366
 Series F, 7.625%, 2/01/15 ..........................................................               30,000       33,517
 Series F, 7.50%, 2/01/21 ...........................................................              685,000      759,076
 Series F, 6.625%, 2/15/25 ..........................................................            8,625,000    9,412,118
 Series F, Pre-Refunded, 7.625%, 2/01/13 ............................................            4,145,000    4,726,419
 Series F, Pre-Refunded, 7.50%, 2/01/21 .............................................            7,860,000    8,923,615
 Series G, 6.125%, 10/15/11 .........................................................           20,480,000   21,677,670
 Series G, 6.200%, 10/15/14 .........................................................           10,000,000   10,522,900
 Series G, 7.50%, 2/01/22 ...........................................................               60,000       66,488
 Series G, Pre-Refunded, 7.50%, 2/01/22 .............................................              780,000      883,865
 Series H, 7.20%, 2/01/14 ...........................................................            3,025,000    3,335,577
 Series H, 7.20%, 2/01/15 ...........................................................            7,080,000    7,762,583
 Series H, 7.00%, 2/01/19 ...........................................................           12,000,000   13,063,080
 Series H, 7.00%, 2/01/20 ...........................................................            1,025,000    1,119,638
 Series H, 7.00%, 2/01/22 ...........................................................              350,000      381,007
 Series I, 6.25%, 4/15/17 ...........................................................           25,370,000   26,633,680
 Series I, 6.25%, 4/15/27 ...........................................................           22,920,000   23,957,588
 New York City Health and Hospital Corp. Revenue, Refunding, Series A, 6.30%, 2/15/20            8,885,000    9,188,156
 New York City IDA, Civic Facility Revenue, Amboy Corp. Project, 9.625%, 6/01/15 ....            6,540,000    7,177,846
 New York City Municipal Assistance Corp., Series H, 5.00%, 7/01/08 .................            5,000,000    5,053,800
 New York City Municipal Water Financing Authority, Water and Sewer System Revenue,
 Series B, 5.75%, 6/15/26 ...........................................................           14,005,000   14,308,208

 New York (cont.)
 New York State Dormitory Authority Revenue, City University System,
 Refunding, 3rd General Residence, Series 2, 6.00%, 7/01/26 .........................         $ 21,850,000 $ 22,248,326
 Series B, Pre-Refunded, 7.20%, 7/01/21 .............................................            1,000,000    1,116,310
 Series F, Pre-Refunded, 7.875%, 7/01/07 ............................................            1,000,000    1,114,630
 Series F, Pre-Refunded, 7.875%, 7/01/17 ............................................            8,500,000    9,462,285
 New York State Dormitory Authority Revenue, Mental Health Services Facilities,
 Refunding, Series B, 5.625%, 2/15/21 ...............................................            8,360,000    8,257,841
 Series A, 6.00%, 8/15/17 ...........................................................           11,240,000   11,567,871
 Series A, 5.75%, 2/15/27 ...........................................................            5,000,000    5,016,400
 New York State Dormitory Authority Revenue, State University Educational Facilities,
 6.00%, 5/15/18 .....................................................................            5,000,000    5,106,350
 5.50%, 5/15/26 .....................................................................           16,000,000   15,526,880
 Refunding, Series A, 6.00%, 5/15/25 ................................................           33,750,000   34,495,200
 Series B, 5.75%, 5/15/24 ...........................................................           23,000,000   23,010,350
 New York State Energy Research and Development Authority, Gas Facilities Revenue,
 Refunding, Brooklyn Union Gas Company,
 MBIA Insured, 5.50%, 1/01/21 .......................................................            8,000,000    7,936,960
 New York State Environmental Facility Corp.,
 PCR, State Water Revenue, New York Municipal Water, Refunding, Series A, 5.875%, 6/15/14        5,000,000    5,199,300
 Water Facility Revenue, Long Island Water Corp. Project, Series A, 10.00%, 10/01/17             1,000,000    1,022,770
 New York State HFA, Series A,
 Revenue, Refunding, 5.90%, 11/01/05 ................................................           12,515,000   13,090,315
 Service Contract Obligation, 6.50%, 3/15/25 ........................................           10,000,000   10,565,400
 Service Contract Obligation, Pre-Refunded, 7.80%, 9/15/20 ..........................            9,715,000   10,856,804
 Service Contract Obligation, Revenue, Series A, 6.00%, 3/15/26 .....................            4,975,000    5,063,207
 New York State Local Government Assistance Corp., Series D, Pre-Refunded, HFA, 7.80%, 9/15/10   6,850,000    7,655,081
 New York State Medical Care Facilities Finance Agency Revenue,
 Montefiore Medical Center, Insured Mortgage, Series A, AMBAC Insured,
 FHA Guaranteed, 5.75%, 2/15/25 .....................................................            6,175,000    6,251,014
 Security Hospital, Series A, 7.35%, 8/15/11 ........................................            2,500,000    2,720,950
 St. Luke's Nursing Home Mortgage Insured, Series B, 6.95%, 2/15/32 .................            4,000,000    4,315,040
 New York State Mortgage Agency Revenue, Homeowner Mortgage,
 Series 59, 6.10%, 10/01/15 .........................................................            2,000,000    2,106,920
 Series 59, 6.15%, 10/01/17 .........................................................            2,750,000    2,908,345
 Series 61, 5.80%, 10/01/16 .........................................................            7,100,000    7,307,320
 New York State Urban Development Corp. Revenue, Correctional Capital Facilities,
 Series 7, 5.70%, 1/01/27 ...........................................................           22,750,000   22,523,865
 Port Authority of New York and New Jersey, Special Obligation Revenue,
 2nd Installment, 6.50%, 10/01/01 ...................................................            1,000,000    1,057,270
 3rd Installment, 7.00%, 10/01/07 ...................................................            8,000,000    8,905,120
 4th Installment, Special Project, 6.75%, 10/01/11 ..................................            5,000,000    5,354,300
 5th Installment, 6.75%, 10/01/19 ...................................................           17,500,000   18,622,625
 Consolidated 102nd Series, MBIA Insured, 5.75%, 10/15/23 ...........................            5,000,000    5,043,150
 Continental Airlines, Inc., Eastern Project, La Guardia, 9.00%, 12/01/10 ...........           10,000,000   11,342,800
 Continental Airport Project, Eastern Project, La Guardia, 9.125%, 12/01/15 .........           27,650,000   31,464,871
 Warren & Wash Counties IDAR, Refunding, Resource Recovery, Series A, 7.90%, 12/15/07            1,410,000    1,456,530
                                                                                                          -------------
                                                                                                            814,058,411
                                                                                                          -------------
 North Carolina .7%
 Asheville Water System Revenue, FGIC Insured, 5.70%, 8/01/25 .......................            2,500,000    2,536,350
 North Carolina Eastern Municipal Power Agency System Revenue, Refunding, Series B,
 MBIA Insured, 5.875%, 1/01/21 ......................................................           20,000,000   20,692,400
 North Carolina HFA, SF, Series II, GNMA Secured, 6.20%,
 3/01/16 ............................................................................            2,960,000    3,135,587
 9/01/17 ............................................................................            1,970,000    2,070,785
 University of North Carolina, Chapel Hill Hospital Revenue, 5.25%, 2/15/26 .........            6,570,000    6,371,652
                                                                                                          -------------
                                                                                                             34,806,774
                                                                                                          -------------
 North Dakota .5%
 Mercer County, PCR, Refunding, Basin Electric Power, Second Series,
 AMBAC Insured, 6.05%, 1/01/19 ......................................................           24,655,000   25,999,437
                                                                                                          -------------

 Ohio 5.7%
 Allen County Nursing Home, First Mortgage Revenue, Volunteers of America
 Care Facilities Project, 9.00%, 3/01/18 ............................................          $ 2,630,000  $ 2,712,214
 Cleveland Airport Special Revenue, Continental Airlines, Inc. Project, 9.00%, 12/01/19         21,235,000   23,306,687
 Cuyahoga County Hospital Revenue, Refunding, University Hospitals Health System,
 Series B, MBIA Insured, 5.50%, 1/15/16 .............................................           10,065,000   10,052,721
 Dayton Special Facilities IDR, Refunding, 6.05%, 10/01/09 ..........................           11,500,000   11,969,545
 Franklin County Health Care Facilities Revenue, Ohio Presbyterian Retirement Services,
 Series A, 6.625%, 7/01/13 ..........................................................            1,000,000    1,011,730
 Lucas County Health Facilities Revenue, Refunding, Ohio Presbyterian
 Retirement Services, Series A,
 6.625%, 7/01/14 ....................................................................            1,000,000    1,021,670
 6.75%, 7/01/20 .....................................................................            2,000,000    2,052,180
 Montgomery County Health Systems Revenue, Franciscan,
 Series B, 8.10%, 7/01/01 ...........................................................            1,000,000    1,090,260
 Series B, 8.10%, 7/01/18 ...........................................................            6,300,000    7,427,637
 Series B-1, 8.10%, 7/01/01 .........................................................              900,000      981,234
 Series B-1, 8.10%, 7/01/18 .........................................................            6,500,000    7,663,435
 Series B-2, 8.10%, 7/01/18 .........................................................            9,600,000   11,318,304
 Muskingum County, Ohio Hospital Facilities Revenue, Refunding, Franciscan Sisters,
 Connie Lee Insured, 5.375%, 2/15/12 ................................................            1,200,000    1,175,772
 Ohio State Air Quality Authority,
 Dayton Power and Light Company Project, Refunding, 6.10%, 9/01/30 ..................           17,900,000   18,745,059
 Toledo Edison, Series B, 8.00%, 5/15/19 ............................................            5,265,000    5,681,040
 Ohio State Air Quality Development Authority Revenue, Refunding, Pollution Control,
 Series A, 6.10%, 8/01/20 ...........................................................            5,400,000    5,454,270
 Series B, 6.00%, 8/01/20 ...........................................................           35,860,000   36,222,186
 Toledo, Series C, 6.10%, 8/01/27 ...................................................            5,000,000    5,050,250
 Ohio State HFA, Chagrin Fall, Retirement Rental Housing Revenue, 10.375%, 4/01/09 ..            9,800,000   10,598,504
 Ohio State Solid Waste Revenue, Republic Engineered Steels Inc., 9.00%, 6/01/21 ....           16,650,000   17,224,925
 Ohio State Water Development Authority Revenue,
 Fresh Water Service, AMBAC Insured, 5.90%, 12/01/21 ................................            9,250,000    9,567,553
 PCR, Refunding, Cleveland Electric, Series A, 6.10%, 8/01/20 .......................           10,000,000   10,100,500
 PCR, Refunding, Cleveland Electric, Series A, 8.00%, 10/01/23 ......................           27,700,000   31,218,454
 Toledo Edison, Series A, 8.00%, 5/15/19 ............................................            6,200,000    6,673,742
 Pike County Hospital Facilities Revenue, National Church Residences,
   Pre-Refunded, 9.875%, 7/01/17  ...................................................              500,000      524,460
 Seneca County Nursing HMR, Refunding and Improvement,
 Volunteers of America Care Facilities, 9.00%, 1/01/13 ..............................            3,670,000    3,769,861
 Toledo-Lucas County Port Authority Airport Revenue, Burlington Air Express,
 Project 1, 7.00%, 4/01/04 ..........................................................            6,055,000    6,512,092
 Project 1, 7.25%, 4/01/09 ..........................................................            5,385,000    5,871,158
 Project 1, 7.375%, 4/01/14 .........................................................            8,200,000    8,948,496
 Project 1, 7.50%, 4/01/19 ..........................................................           14,365,000   15,690,746
 Series 1, 9.125%, 9/15/01 ..........................................................              940,000    1,018,020
 Series 1, 9.125%, 9/15/13 ..........................................................            5,875,000    6,320,736
 Toledo-Lucas County Port Authority Development Revenue, Nortwest Ohio Bond Fund,
 Series A, Pre-Refunded, 8.625%, 5/15/10 ............................................            1,210,000    1,374,451
 Series B, 9.00%, 11/15/08 ..........................................................            1,715,000    1,826,492
 Series D, 8.25%, 5/15/20 ...........................................................            2,965,000    3,147,733
 Willoughby IDR, Refunding, Ohio Presbyterian Retirement Services, Series A, 6.875%, 7/01/16     1,500,000    1,525,905
                                                                                                          -------------
                                                                                                            294,850,022
                                                                                                          -------------
 Oklahoma .4%
 Tulsa Municipal Airport Transportation Revenue, American Airlines, Inc., 7.375%, 12/01/20      12,845,000   13,840,616
 Valley View Hospital Authority, Oklahoma Revenue, Refunding, Valley View
 Regional Medical Center, 6.00%, 8/15/14 ............................................            4,000,000    3,892,120
 Washington County Medical Authority Revenue, Bartlesville, Refunding,
 Jane Phillips Hospital, Series A, Pre-Refunded, 8.50%,  11/01/10 ...................            2,500,000    2,721,125
                                                                                                          -------------
                                                                                                             20,453,861
                                                                                                          -------------
 Oregon .3%
 Northern Wasco County, Peoples Utilities District, Oregon Electric Revenue,
 FGIC Insured, 5.625%, 12/01/22 .....................................................            2,500,000    2,531,200
 Oregon State Department of Administrative Services, COP, MBIA Insured,
 Series A, 5.50%, 11/01/20 ..........................................................            5,585,000    5,648,613
 Series C, 5.75%, 5/01/17 ...........................................................            4,665,000    4,843,156
                                                                                                          -------------
                                                                                                             13,022,969
                                                                                                          -------------

 Pennsylvania 4.9%
 Beaver County, Series A, MBIA Insured, 5.90%, 10/01/26 .............................         $ 10,000,000 $ 10,311,000
 Chartiers Valley Industrial and Commercial Development Authority Revenue, Refunding,
 Asbury Health Center Project, 7.40%, 12/01/15 ......................................            5,250,000    5,558,700
 First Mortgage, United Methodist Health Center, Series A, Pre-Refunded, 9.50% 12/01/15          6,000,000    6,505,560
 Delaware River Port Authority, Pennsylvania and New Jersey Revenue,
 Series 1995, FGIC Insured, 5.50%, 1/01/26 ..........................................           20,750,000   20,796,688
 Franklin County IDA, Health Facilities Revenue, Encore Nursing Center, 7/01/11,
 10.375% ............................................................................              650,000      736,320
 Refunding, 10.375%..................................................................            3,000,000    3,388,770
 Gettysburg IDA, Health Facilities Revenue, Refunding, Encore Nursing Center, 10.375%, 7/01/11   3,100,000    3,511,680
 Lehigh County IDA, PCR, Refunding, Pennsylvania Power & Light Co. Project,
 Series A, MBIA Insured, 6.15%, 8/01/29 .............................................            4,000,000    4,205,680
 Montgomery County Higher Education and Health Authority Revenue,
 First Mortgage, Holy Redeemer Long-Term Care, Series A, 8.20%, 6/01/06 .............            1,755,000    1,864,916
 First Mortgage, Holy Redeemer Long-Term Care, Series A, 8.00%, 6/01/22 .............            3,500,000    3,655,225
 St. Joseph's University, Pre-Refunded, 8.30%, 6/01/10 ..............................            5,000,000    5,607,400
 Montgomery County Higher Education and Health Authority Revenue,
 United Hospital, Pre-Refunded,
 Series A, 8.375%, 11/01/11 .........................................................              200,000      221,136
 Series A, 7.50%, 11/01/12 ..........................................................            3,560,000    3,803,504
 Series A, 7.50%, 11/01/13 ..........................................................              750,000      801,300
 Series A, 7.50%, 11/01/14 ..........................................................              600,000      641,676
 Series B, 7.50%, 11/01/14 ..........................................................            3,940,000    4,209,496
 Series B, 7.50%, 11/01/15 ..........................................................            1,600,000    1,711,136
 Montgomery County IDAR, Recources Recovery, 7.50%, 1/01/12 .........................           10,000,000   10,589,900
 Pennsylvania Convention Center Authority Revenue, Series A, Refunding,
 5.75%, 9/01/99 .....................................................................            3,400,000    3,477,486
 6.25%, 9/01/04 .....................................................................            5,000,000    5,377,100
 6.60%, 9/01/09 .....................................................................           16,000,000   17,414,080
 6.70%, 9/01/14 .....................................................................           20,760,000   22,524,185
 6.75%, 9/01/19 .....................................................................           15,800,000   17,139,998
 Pennsylvania EDA, Resource Recovery Revenue, Colver Project, Series D, 7.125%, 12/01/15        10,000,000   10,837,300
 Pennsylvania State Higher Educational Facilities Authority Revenue, Series A,
 Health Services Revenue, Allegheny Deleware Valley Obligated Group,
 MBIA Insured, 5.875%, 11/15/16 .....................................................           15,000,000   15,502,200
 Medical College of Pennsylvania, Pre-Refunded, 8.375%, 3/01/11 .....................            1,200,000    1,296,984
 Pennsylvania State Pooled Finance Authority, Lease Revenue, Capital Improvement,
 Series B, MBIA Insured, 8.00%, 11/01/09 ............................................            1,825,000    1,914,808
 Philadelphia GO, Refunding, Series A, 6.00%, 5/15/05 ...............................            3,080,000    3,194,822
 Philadelphia Gas Works Revenue, 14th Series A, 6.375%, 7/01/26 .....................            2,850,000    2,964,314
 Philadelphia Municipal Authority Revenue, Lease,
 Refunding, Series D, 6.30%, 7/15/17 ................................................            3,500,000    3,606,715
 Sub-Series C, 8.625%, 11/15/16 .....................................................            3,460,000    3,852,918
 Sub-Series D, 6.25%, 7/15/13 .......................................................            3,000,000    3,091,650
 Philadelphia Water and Sewer Revenue, 10th Series, ETM, 7.35%, 9/01/04 .............           14,345,000   16,367,932
 Schuylkill County IDA, Resources Recovery Revenue, Refunding,
 Schuylkill Energy Resources Inc., 6.50%, 1/01/10 ...................................           15,130,000   15,263,447
 South Fork Municipal Authority Hospital Revenue, Conemaugh Valley
 Memorial Hospital Project, Series A, MBIA Insured, 5.75%,
 7/01/16 ............................................................................            8,130,000    8,266,828
 South Wayne County, Water and Sewer Authority Revenue, Refunding, 8.20%, 4/15/13 ...            8,620,000    8,906,356
 Washington County IDA, PCR, West Pennsylvania Power Company, 6.05%, 4/01/14 ........            5,025,000    5,308,762
                                                                                                          -------------
                                                                                                            254,427,972
                                                                                                          -------------
 Puerto Rico .0%
 Puerto Rico Commonwealth Infrastructure Financing Authority,
 Special Tax Revenue, Series A, 7.75%, 7/01/08 ......................................            1,875,000    1,962,600
                                                                                                          -------------
 Rhode Island .3%
 Rhode Island HFC, Homeownership Opportunity, Series 17-A, 6.25%, 4/01/17 ...........            5,000,000    5,005,900
 Rhode Island State Health and Educational Building Corp. Revenue,
 Landmark Medical Center Assessment, 5.875%, 10/01/19 ...............................            6,000,000    6,063,000
 Lifespan Obligation Group, MBIA Insured, 5.75%, 5/15/23 ............................            5,000,000    5,101,950
 West Warwick GO, Series A,
 6.80%, 7/15/98 .....................................................................              880,000      890,182
 7.00%, 8/15/02 .....................................................................              145,000      150,100
 7.30%, 7/15/08 .....................................................................              915,000      981,219
                                                                                                          -------------
                                                                                                             18,192,351
                                                                                                          -------------
 South Carolina 1.0%
 Charleston County Hospital Facilities, First Mortgage Revenue,
 Sandpiper Village, Inc., 8.00%, 11/01/13 ...........................................          $ 3,730,000  $ 3,699,377
 Piedmont Municipal Power Agency, Electricity Revenue, Refunding,
 6.55%, 1/01/16 .....................................................................            9,500,000    9,520,045
 6.60%, 1/01/21 .....................................................................            8,770,000    8,788,505
 South Carolina State Public Service Authority Revenue, Refunding,
 Series A, MBIA Insured, 5.75%, 1/01/22 .............................................           32,500,000   33,130,500
                                                                                                          -------------
                                                                                                             55,138,427
                                                                                                          -------------
 South Dakota .2%
 South Dakota HDA, Homeownership Mortgage, Series A, 6.125%, 5/01/17 ................            5,000,000    5,191,800
 South Dakota State Health and Educational Facilities Authority Revenue,
 Refunding, Prairie Lakes Health Care, 7.25%, 4/01/22 ...............................            3,500,000    3,749,655
 Watertown Hospital Facilities Revenue, Prairie Lakes Health Care System Project,
 Pre-Refunded, 9.125%, 4/01/13 ......................................................            3,000,000    3,147,660
                                                                                                          -------------
                                                                                                             12,089,115
                                                                                                          -------------
 Tennessee .4%
 Johnson City Health and Educational Facilities Board Revenue Mortgage,
 Pine Oaks Assisted Project, Series A, 5.90%, 6/20/37 ...............................            2,620,000    2,626,131
 Knox County Health, Educational and Housing Facilities Board, MFHR,
 GNMA Secured, Eastowne Village Project, 8.20%, 7/01/28 .............................            3,090,000    3,221,758
 Memphis-Shelby County Airport Authority, Special Facilities and Project Revenue,
 Federal Express Corp., 7.875%, 9/01/09 .............................................            6,000,000    6,737,040
 Metropolitan Government, Nashville and Davidson County Public Improvements, 5.875%, 5/15/26     5,000,000    5,186,500
 Shelby County, Health and Education Housing Facility Revenue, Beverly Enterprise,
  10.125%, 12/01/11..................................................................            2,900,000    3,219,377
 Tennessee HDA, Financial Mortgage, Series A, 6.90%, 7/01/25 ........................              200,000      215,056
                                                                                                          -------------
                                                                                                             21,205,862
                                                                                                          -------------
 Texas 2.9%
 Alliance Airport Authority, Special Facilities Revenue, 7.50%, 12/01/29 ............           10,000,000   10,864,900
 Bexar County Health Facilities Development Corp. Revenue, Refunding,
 Incarnate Word Health Services, FSA Insured, 6.00%,
 11/15/15............................................................................            8,750,000    9,121,788
 Brazos River Authority, PCR,
 Houston Light and Power Co., 8.25%, 5/01/19 ........................................           16,000,000   16,709,120
 Texas Utilities Electric Co. Project, Collateralized, Series A, 9.25%, 3/01/18 .....            1,675,000    1,747,779
 Coppell Special Assessment Gateway Project, 8.70%, 3/01/12 .........................            4,510,000    4,650,847
 Copperas Cove Health Facilities Development Corp., Hospital Revenue,
 First Mortgage, Metroplex Health, Series B, Pre-Refunded,
 9.125%, 12/01/19 ...................................................................            5,491,000    6,114,229
 El Paso HFC, SFMR, Refunding, Series A, 8.75%, 10/01/11 ............................            5,355,000    5,812,853
 Harris County Health Facilities Development Corp., MBIA Insured,
 Hospital Revenue, Refunding, Memorial Hospital System Project, Series A, 5.75%, 6/01/19        15,165,000   15,409,460
 Hospital Revenue, Refunding, Memorial Hospital System Project, Series A, 5.50%, 6/01/24        12,000,000   11,817,120
 Special Facilities Revenue, Texas Medical Center Project, 6.00%, 5/15/20 ...........            7,000,000    7,279,510
 Matagorda County Navigation District No. 1 Revenue, Refunding,
 Houston Light and Power Co., Collateralized, Series B, 7.70%,
 2/01/19 ............................................................................            4,550,000    4,697,875
 Midland County Hospital District Revenue, Series 1989, Pre-Refunded, 8.375%, 6/01/02            2,000,000    2,084,780
 Nueces River Authority, Texas Water Supply Revenue Facilities, 5.50%, 3/01/27 ......            7,500,000    7,467,375
 Red River Authority, PCR, Refunding, West Texas Utilities Co., Public Service Co.,
 Oklahoma Central Power and Light Co.,
 MBIA Insured, 6.00%, 6/01/20........................................................            8,000,000    8,346,720
 Sabine River Authority, PCR, Refunding, Southwestern Electric Power,
 MBIA Insured, 6.10%, 4/01/18 .......................................................            7,000,000    7,355,950
 Sam Rayburn Texas Municipal Power Agency Supply System Revenue, Refunding,
 Series A, 6.50%, 10/01/08 ..........................................................              250,000      252,803
 Series A, 6.75%, 10/01/14 ..........................................................            1,490,000    1,506,554
 bSeries A, 6.25%, 10/01/17 .........................................................              500,000      487,150
 bSeries B, 6.125%, 10/01/13 ........................................................              500,000      484,825
 bSeries B, 5.50%, 10/01/20 .........................................................              500,000      441,710
 San Antonio Texas Electric and Gas Revenue, Series 95, MBIA Insured, 5.375%, 2/01/18            6,000,000    5,930,100
 Tarrant County, Texas Health Facilities Development Corp., Health Systems Revenue,
 Refunding, Harris Methodist Health,
 AMBAC Insured, 5.125%, 9/01/12 .....................................................            3,000,000    2,943,090
 Texas State Refunding, VHA, Series A, 6.15%, 12/01/25 ..............................            7,430,000    7,680,020
 Texas State Water Development Board Revenue, 6.00%, 7/15/13 ........................            4,000,000    4,170,720
 Tomball Texas Hospital Authority Revenue, Refunding, 6.125%, 7/01/23 ...............            8,750,000    8,843,800
                                                                                                          -------------
                                                                                                            152,221,078
                                                                                                          -------------

 United States Territories .4%
 American Samoa EDA, Executive Office Building Revenue, 10.125%, 9/01/08 ............          $ 2,295,000  $ 2,411,242
 Virgin Island Public Finance Authority Revenue, Refunding,
 Matching Fund Loan Notes, Series A, 7.25%, 10/01/18 ................................           14,000,000   15,647,100
 Virgin Islands Water and Power Authority,
 Electric System Revenue, Series A, 7.40%, 7/01/11 ..................................              385,000      412,551
 Water Power Revenue, Series B, 7.60%, 1/01/12 ......................................            4,000,000    4,357,720
                                                                                                          -------------
                                                                                                             22,828,613
                                                                                                          -------------
 Utah .9%
 Box Elder County PCR, Nucor Corp. Project, 6.90%, 5/15/17 ..........................            2,000,000    2,180,060
 Carbon County Solid Waste Disposal Revenue, Refunding, Laidlaw Environmental,
 Series A, 7.45%, 7/01/17 ...........................................................            2,500,000    2,564,825
 Davis County Solid Waste Management Energy Recovery Revenue,
 Refunding, Special Services District, 6.125%, 6/15/09 ..............................           16,800,000   17,220,672
 Tooele County PCR, Refunding, Laidlaw Environmental, Series A, 7.55%, 7/01/27 ......            3,500,000    3,590,265
 Utah Assessed Municipal Power Systems Revenue, San Juan Project, 6.375%, 6/01/22 ...           11,000,000   11,777,920
 Utah State HFA, SFM,
 Series A, 9.625%, 7/01/00 ..........................................................               45,000       46,601
 Series A-2, 9.625%, 7/01/02 ........................................................               55,000       56,742
 Series A-2, 9.45%, 7/01/03 .........................................................              180,000      186,851
 Series B, 9.50%, 7/01/00 ...........................................................               60,000       62,208
 Series B, 9.60%, 7/01/00 ...........................................................               30,000       30,727
 Series B, 9.25%, 7/01/01 ...........................................................               65,000       66,804
 Series B-2, 9.50%, 7/01/02 .........................................................               65,000       67,386
 Series B-2, 9.45%, 7/01/03 .........................................................              195,000      202,940
 Series C-1, 9.375%, 7/01/00 ........................................................              120,000      123,527
 Series C-2, 9.05%, 7/01/03 .........................................................              230,000      242,972
 Series D-2, 9.00%, 7/01/03 .........................................................              465,000      491,198
 Series E, 9.50%, 7/01/00 ...........................................................               40,000       41,299
 Series E-1, 8.70%, 7/01/03 .........................................................              445,000      471,251
 Series F, 9.60%, 7/01/00 ...........................................................               20,000       20,699
 Series G-2, 9.30%, 7/01/00 .........................................................               45,000       45,621
 Sub-Series B-2, 8.70%, 7/01/04 .....................................................              580,000      615,044
 Sub-Series D, 8.45%, 7/01/04 .......................................................              385,000      399,110
 Weber County Municipal Building Authority Lease Revenue, Refunding,
   MBIA Insured, 5.75%, 12/15/19 ....................................................            5,000,000    5,061,600
                                                                                                          -------------
                                                                                                             45,566,322
                                                                                                          -------------
 Virginia .4%
 Hanover County, Virginia IDA Hospital Revenue, Memorial Regional Medical Center Project,
 MBIA Insured, 5.50%, 8/15/25 .......................................................            9,725,000    9,697,089
 Norfolk Water Revenue, AMBAC Insured, 5.375%, 11/01/23 .............................            2,855,000    2,778,543
 Virginia State HDA Commonwealth Mortgage, Series D,
 Sub Series D-3, 6.125%, 1/01/19 ....................................................            9,715,000   10,065,712
                                                                                                          -------------
                                                                                                             22,541,344
                                                                                                          -------------
 Washington .6%
 Washington State Health Care Facilities Authority Revenue, Swedish
 Hospital Medical Center, AMBAC Insured, 6.30%, 11/15/22 ............................            2,675,000    2,808,590
 Washington State Public Power Supply System Revenue, Refunding
 Nuclear Project No. 1, Series C, Pre-Refunded, 8.00%, 7/01/17 ......................            5,000,000    5,575,400
 Nuclear Project No. 2, Series A, 6.00%, 7/01/12 ....................................           20,300,000   20,713,917
 Nuclear Project No. 2, Series A, 6.50%, 7/01/15 ....................................            3,000,000    3,196,500
 Yakima-Tieton Irrigation District Revenue, Refunding, Pre-Refunded, 8.40%, 6/01/18 .            1,000,000    1,033,230
                                                                                                          -------------
                                                                                                             33,327,637
                                                                                                          -------------
 West Virginia .4%
 West Virginia State Hospital Finance Authority, Hospital Revenue, 7.25%, 7/01/20 ...           15,000,000   15,519,300
 West Virginia State Water Development Authority Revenue,
 Loan Program II, Series A, Pre-Refunded, 8.625%, 11/01/28 ..........................            1,550,000    1,659,818
 Loan Program II, Series A, Pre-Refunded, 8.125%, 11/01/29 ..........................            2,790,000    2,972,048
 Solid Waste Management, Series C, 8.125%, 8/01/15 ..................................            2,420,000    2,614,786
                                                                                                          -------------
                                                                                                             22,765,952
                                                                                                          -------------
 Wisconsin 1.2%
 Wisconsin Central District, Wisconsin Tax Revenue, Junior Dedicated, Series B, 5.75%, 12/15/27 12,840,000   12,927,826
 Wisconsin Housing EDA, Home Ownership Revenue, Series C, 6.15%, 9/01/17 ............            2,470,000    2,559,735
 Wisconsin (cont.)
 Wisconsin State Health and Educational Facilities Authority Revenue,
 Bethany Lutheran Home of La Crosse, 8.75%, 12/01/06 ................................          $ 1,000,000  $ 1,037,310
 Franciscan Health System, Inc. Project, 6.25%, 11/15/20 ............................            9,510,000   10,052,450
 Franciscan Health System, Inc. Project, Pre-Refunded, 8.375%, 3/01/05 ..............            6,000,000    6,687,360
 Franciscan Health System, Inc. Project, Pre-Refunded, 8.50%, 3/01/20 ...............            6,000,000    6,704,880
 Refunding, Felician Health Care, Series A, AMBAC Insured, 7.00%, 1/01/15 ...........            5,000,000    5,321,500
 Sisters Sorrowful Mother, Series A, MBIA Insured, 5.90%, 8/15/24 ...................           22,055,000   22,514,185
                                                                                                          -------------
                                                                                                             67,805,246
                                                                                                          -------------
 Wyoming .2%
 Sweetwater County PCR, Refunding, Idaho Power Co., Series A, 6.05%, 7/15/26 ........           10,500,000   10,931,839
 Wyoming CDA Revenue, Series 1, 6.15%, 6/01/17 ......................................            1,000,000    1,043,810
                                                                                                          -------------
                                                                                                             11,975,649
                                                                                                          -------------
 Total Bonds ........................................................................                     4,941,259,066
                                                                                                          -------------
dZero Coupon Bonds 2.6%
 Akron Ohio COP, Akron Municipal Baseball Stadium Project, Capital Appreciation, zero coupon to 12/01/01,
 (original accretion rate 6.30%), 6.30% thereafter, 12/01/05 ........................            1,700,000    1,386,707
 (original accretion rate 6.40%), 6.40% thereafter, 12/01/06 ........................            1,685,000    1,376,712
 (original accretion rate 6.50%), 6.50% thereafter, 12/01/07 ........................            1,750,000    1,431,588
 (original accretion rate 6.90%), 6.90% thereafter, 12/01/16 ........................            2,500,000    2,074,250
 City of Troy, Municipal Assistance Corp., Series C, MBIA Insured, Capital Appreciation,
 (original accretion rate 5.71%), 7/15/21 ...........................................              428,010      114,827
 (original accretion rate 5.72%), 1/15/22 ...........................................              649,658      169,554
 San Francisco City and County RDA, Lease Revenue, George Moscone Center,
 (original accretion rate 7.00%), 7/01/09 ...........................................            3,750,000    1,992,450
 (original accretion rate 7.00%), 7/01/10 ...........................................            4,500,000    2,238,300
 (original accretion rate 7.05%), 7/01/12 ...........................................            4,500,000    1,950,300
 (original accretion rate 7.05%), 7/01/13 ...........................................            4,250,000    1,727,583
 (original accretion rate 7.05%), 7/01/14 ...........................................            2,250,000      864,023
 San Joaquin Hills Transportation, Corridor Agency Toll Road Revenue, Junior Lien,
 (original accretion rate 8.00%), 1/01/01 ...........................................            9,100,000    7,561,008
 (original accretion rate 8.50%), 1/01/04 ...........................................            7,400,000    5,107,036
 (original accretion rate 8.50%), 1/01/05 ...........................................            8,000,000    5,206,720
 (original accretion rate 8.50%), 1/01/06 ...........................................            9,000,000    5,479,560
 (original accretion rate 8.50%), 1/01/07 ...........................................            9,400,000    5,343,336
 (original accretion rate 8.50%), 1/01/08 ...........................................           10,400,000    5,508,880
 (original accretion rate 8.75%), 1/01/09 ...........................................           21,900,000   10,729,905
 (original accretion rate 8.75%), 1/01/10 ...........................................           15,000,000    6,859,500
 (original accretion rate 8.75%), 1/01/12 ...........................................           30,100,000   12,039,699
 (original accretion rate 9.00%), 1/01/24 ...........................................           52,700,000    9,416,436
 (original accretion rate 9.00%), 1/01/25 ...........................................           45,200,000    7,564,672
 (original accretion rate 9.00%), 1/01/26 ...........................................          131,900,000   20,677,963
 (original accretion rate 9.00%), 1/01/27 ...........................................          139,100,000   20,425,444
                                                                                                          -------------
 Total Zero Coupon Bonds ............................................................                       137,246,453
                                                                                                          -------------
 Total Long Term Investments (Cost $4,769,041,190) ..................................                     5,078,505,519
                                                                                                          -------------
aShort Term Investments .4%
 Allegheny County Pennsylvania Hospital Development Authority Revenue,
 Presbyterian Health Center, MBIA Insured, Series A,
 Weekly VRDN and Put, 3.45%, 3/01/20,................................................              200,000      200,000
 Apache County Arizona IDA, PCR, Tucson Electric Power, Series A,
 Weekly VRDN and Put, 3.35%, 6/15/20 ................................................              500,000      500,000
 Arkansas State Development Financial Authority Higher Education,
 Series A, FGIC Insured, Weekly VRDN and Put, 3.35%, 12/01/15 .......................              300,000      300,000
 Hapeville Georgia Development Authority, IDR, Hapeville Hotel Ltd.,
 Daily VRDN and Put, 3.70%, 11/01/15 ................................................            2,600,000    2,600,000
 Indiana Health Facilities Financing Authority Revenue, Saint Anthony
Medical Center Project, Weekly VRDN and Put, 3.40%,  12/01/14 .......................              100,000      100,000
 Kentucky Development Finance Authority Revenue, Pooled Loan Program,
 Series A, FGIC Insured, Weekly VRDN and Put, 3.35%,  12/01/15 ......................              200,000      200,000
 Massachusetts State Health and Educational Facilities Authority Revenue,
 Capital Assets Program, Series D, MBIA Insured,  Weekly VRDN and Put, 3.65%, 1/01/35            4,500,000    4,500,000
 North Carolina Medical Care Common Revenue, Carol Woods Project,
 Daily VRDN and Put, 3.70%, 4/01/21 .................................................          $ 5,400,000  $ 5,400,000
 New York City Municipal Water Financing Authority, Water and Sewer System Revenue,
 Series C, FGIC Insured, Daily VRDN and Put,  3.70%, 6/15/23 ........................            4,100,000    4,100,000
 University of Arkansas, University of Arkansas Medical Sciences Campus Revenues,
  Weekly VRDN and Put, 3.35%, 12/01/19 ..............................................              200,000      200,000
 Washington State Health Care Facilities Authority Revenue, Sisters Providence,
 Series B, Daily VRDN and Put, 3.80%, 10/01/05 ......................................              100,000      100,000
 Washington State Public Power Supply System, Nuclear Project No. 3,
 Refunding, Series 3A-1, Weekly VRDN and Put 3.40%,  7/01/18 ........................              100,000      100,000
                                                                                                          -------------
 Total Short Term Investments (Cost $18,300,000) ....................................                        18,300,000
                                                                                                          -------------
 Total Investments (Cost $4,787,341,190) 98.1% ......................................                     5,096,805,519
 Other Assets, less Liabilities 1.9% ................................................                       100,958,204
                                                                                                          -------------
 Net Assets 100.0% ..................................................................                    $5,197,763,723
                                                                                                          =============

See glossary of abbreviations on page 134.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis. cSee Note 6 regarding defaulted securities. dZero coupon/step-up bonds. The current effective yield may vary. The original accretion rate will remain constant. eThe bond pays interest based upon the issuer's ability to pay, which may be less than the stated interest rate.

Franklin Tax-Free Trust
Statement of Investments, August 31, 1997 (unaudited)






Glossary of Abbreviations



1915 Act- Improvement Bond Act of 1915
ABAG    - Association of Bay Area Governments
AD      - Assessment District
AMBAC   - American Municipal Bond Assurance Corp.
BIG     - Bond Investors Guaranty Insurance Co.
         (acquired by MBIA in 1989 and no longer does business under this name).
CDA     - Community Development Agency
CDD     - Community Development District
CFD     - Community Facilities District
COP     - Certificate of Participation
CRDA    - Community Redevelopment Agency
EDA     - Economic Development Authority/Agency
EDC     - Economic Development Co.
EDR     - Economic Development Revenue
ETM     - Escrow to Maturity
FGIC    - Financial Guaranty Insurance Co.
FHA     - Federal Housing Authority/Agency
FI/GML  - Federally Insured or Guaranteed Mortgage Loans
FNMA    - Federal National Mortgage Association
FSA     - Financial Security Assistance (some of the securities shown as FSA
          Insured were originally insured by Capital Guaranty Insurance Co.
          (CGIC)which was acquired by FSA in 1995 and no longer does business under this name).
GNMA    - Government National Mortgage Association
GO      - General Obligation
HDA     - Housing Development Authority/Agency
HDC     - Housing Development Corp.
HFA     - Housing Finance Authority/Agency
HFC     - Housing Finance Corp.
HMR     - Home Mortgage Revenue
ID      - Improvement District
IDA     - Industrial Development Authority/Agency
IDAR    - Industrial Development Authority/Agency Revenue
IDBR    - Industrial Development Board Revenue
IDC     - Industrial Development Corp.
IDR     - Industrial Development Revenue
IPC     - Industrial Pollution Control
L.P.    - Limited Partnership
MBIA    - Municipal Bond Investors Assurance Corp.
MF      - Multi-Family
MFHR    - Multi-Family Housing Revenue
MFMR    - Multi-Family Mortgage Revenue
MFR     - Multi-Family Revenue
PBA     - Public Building Authority
PCC     - Pollution Control Corp.
PCFA    - Pollution Control Financing Authority
PCR     - Pollution Control Revenue
RDA     - Redevelopment Agency
RDAR    - Redevelopment Agency Revenue
RHA     - Resource Housing of America
SF      - Single Family
SFM     - Single Family Mortgage
SFMR    - Single Family Mortgage Revenue
SFR     - Single Family Revenue
UHSD    - Unified High School District
USD     - Unified School District
VHA     - Volunteer Hospital of America




FRANKLIN TAX-FREE TRUST
Financial Statements

Statements of Assets and Liabilities
August 31, 1997 (unaudited)

                                                        Franklin     Franklin     Franklin     Franklin      Franklin
                                                         Arizona     Colorado    Connecticut    Indiana      Michigan
                                                        Tax-Free     Tax-Free     Tax-Free     Tax-Free      Tax-Free
                                                       Income Fund  Income Fund  Income Fund  Income Fund   Income Fund
Assets:
 Investments in securities:
  Cost                                                $741,470,289 $246,045,356 $185,621,026  $50,635,352   $7,403,835
  Value                                                786,385,132  260,086,998  199,090,908   53,608,633    7,597,751
 Cash                                                      130,150      967,177      114,623      152,536       73,591
 Receivables:
  Investment securities sold                               511,670    2,510,828           --    3,089,970           --
  Capital shares sold                                    1,205,821      403,976      192,065        3,623           --
  Interest                                               9,953,804    4,261,531    2,895,987      594,991      117,953
  Affiliates                                                    --           --           --           --        9,000
 Other assets                                                   --           --           --           --        1,142
      Total assets                                     798,186,577  268,230,510  202,293,583   57,449,753    7,799,437
Liabilities:
 Payables:
  Investment securities purchased                        7,789,619    4,718,923    1,510,969    4,593,423      294,770
  Capital shares redeemed                                  108,434      298,676        9,407       49,434           --
  Affiliates                                               456,957      177,523      136,219       32,961           --
  Shareholders                                             484,083      214,502      398,770       98,206          265
 Distributions to shareholders                             984,517      310,061      219,499       57,970        9,445
 Other liabilities                                          31,688        9,435          967        3,339        4,037
      Total liabilities                                  9,855,298    5,729,120    2,275,831    4,835,333      308,517
       Net assets, at value                           $788,331,279 $262,501,390 $200,017,752  $52,614,420   $7,490,920
Net assets consist of:
 Undistributed net investment income                     $ 267,142    $ 209,758          $--    $ 131,168     $ 38,381
 Accumulated distributions in excess of net
 investment income                                             --           --       (6,154)          --            --
 Net unrealized appreciation                            44,914,843   14,041,642   13,469,882    2,973,281      193,916
 Accumulated net realized gain (loss)                    2,340,148      841,073   (6,515,597)     (55,380)      13,446
 Capital shares                                        740,809,146  247,408,917  193,069,621   49,565,351    7,245,177
      Net assets, at value                            $788,331,279 $262,501,390 $200,017,752  $52,614,420   $7,490,920
Class I:
 Net assets, at value                                 $779,437,944 $254,315,573 $193,865,857  $52,614,420   $7,490,920
 Shares outstanding                                     68,904,250   21,405,789   17,590,706    4,435,719      707,310
 Net asset value per share*                                    $11.31       $11.88       $11.02       $11.86       $10.59
 Maximum offering price per share
 (net asset value per share / 95.75%)                          $11.81       $12.41       $11.51       $12.39       $11.06
Class II:
 Net assets, at value                                  $ 8,893,335  $ 8,185,817  $ 6,151,895           --           --
 Shares outstanding                                        782,255      686,321      557,058           --           --
 Net asset value per share*                                    $11.37       $11.93       $11.04        --           --
 Maximum offering price per share
 (net asset value per share / 99.00%)                          $11.48       $12.05       $11.15        --           --
*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

Statements of Assets and Liabilities (cont.)
August 31, 1997 (unaudited)

                                           Franklin     Franklin     Franklin     Franklin Franklin Federal  Franklin
                                          New Jersey     Oregon    Pennsylvania  Puerto Rico Intermediate-  High Yield
                                           Tax-Free     Tax-Free     Tax-Free     Tax-Free   Term Tax-Free   Tax-Free
                                          Income Fund  Income Fund  Income Fund  Income Fund  Income Fund   Income Fund
Assets:
 Investments in securities:
  Cost                                  $586,959,300  $382,976,289 $655,729,246 $187,780,585 $115,986,441$4,787,341,190
  Value                                  620,656,099   408,221,170  692,585,510  198,958,188  120,256,0715,096,805,519
 Cash                                      1,300,893       133,600      109,611      400,013        2,125    5,669,592
 Receivables:
  Investment securities sold                      --     1,343,121      445,000           --      100,500   48,728,074
  Capital shares sold                      2,792,703       235,115    1,514,245      148,390      415,795   12,313,915
  Interest                                 9,204,514     6,302,177   12,447,546    3,068,572    1,808,840   89,924,485
      Total assets                       633,954,209   416,235,183  707,101,912  202,575,163  122,583,3315,253,441,585
Liabilities:
 Payables:
  Investment securities purchased          3,730,422     1,435,700    6,305,880           --    5,588,574   33,676,106
  Capital shares redeemed                    148,988       161,794      259,384       16,445        9,249    1,292,055
  Affiliates                                 401,643       265,690      432,910      136,624       63,334    3,080,200
  Shareholders                             1,763,605       641,301      651,816      283,148      181,796   11,138,256
 Distributions to shareholders               669,170       446,347      872,186      240,692      131,737    6,271,473
 Other liabilities                            29,531        15,185       15,373       16,950        4,910      219,772
      Total liabilities                    6,743,359     2,966,017    8,537,549      693,859    5,979,600   55,677,862
       Net assets, at value             $627,210,850  $413,269,166 $698,564,363 $201,881,304 $116,603,731$5,197,763,723
Net assets consist of:
 Undistributed net investment income       $ 766,816   $ 1,610,599     $ 89,522          $--    $ 291,313 $         --
 Accumulated distributions in excess of net
 investment income                                --            --           --      (89,946)          --   (2,609,647)
 Net unrealized appreciation              33,696,799    25,244,881   36,856,264   11,177,603    4,269,630  309,464,329
 Accumulated net realized gain (loss)     (2,455,218)  (4,802,837)   2,970,743      (13,618)  (1,628,992)  (28,697,616)
 Capital shares                          595,202,453   391,216,523  658,647,834  190,807,265  113,671,7804,919,606,657
      Net assets, at value              $627,210,850  $413,269,166 $698,564,363 $201,881,304 $116,603,731$5,197,763,723
Class I:
 Net assets, at value                   $606,104,360  $402,153,555 $679,975,006 $199,307,737 $116,603,731$4,900,558,106
 Shares outstanding                       51,826,368    34,485,727   65,207,172   17,131,985   10,571,436  431,747,454
 Net asset value per share*                  $11.69        $11.66       $10.43       $11.63       $11.03       $11.35
 Maximum offering price per share
 (net asset value per share / 95.75%)        $12.21        $12.18       $10.89       $12.15       $11.28+      $11.85
Class II:
 Net assets, at value                   $ 21,106,490  $ 11,115,611 $ 18,589,357  $ 2,573,567           -- $297,205,617
 Shares outstanding                        1,796,926       948,114    1,775,835      221,071           --   26,038,200
 Net asset value per share*                   $11.75        $11.72       $10.47       $11.64           --       $11.41
 Maximum offering price per share
 (net asset value per share / 99.00%)         $11.87        $11.84       $10.58       $11.76           --       $11.53

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge. +The maximum offering price for Franklin Federal Intermediate-Term Tax-Free Income Fund is calculated at $11.03 / 97.75%.

Statements of Operations
for the six months ended August 31, 1997 (unaudited)

                                                        Franklin     Franklin     Franklin     Franklin      Franklin
                                                         Arizona     Colorado    Connecticut    Indiana      Michigan
                                                        Tax-Free     Tax-Free     Tax-Free     Tax-Free      Tax-Free
                                                       Income Fund  Income Fund  Income Fund  Income Fund   Income Fund
Investment income:
 Interest                                              $23,730,234   $7,726,778   $6,028,317   $1,667,527     $163,073
Expenses:
 Management fees (Note 5)                                1,861,764      694,822      547,913      162,542       18,858
 Distribution fees (Note 5)
  Class I                                                  328,318      105,887       86,381       21,012        1,298
  Class II                                                  23,155       21,895       16,634           --           --
 Transfer agent fees (Note 5)                              114,801       51,405       36,775       13,114          999
 Custodian fees                                              3,570        1,046          909          332           22
 Reports to shareholders                                    84,838       24,429       16,521        7,990          775
 Registration and filing fees                               13,871        2,808        3,503          269        4,075
 Professional fees                                          10,651        3,599        2,741          412        2,119
 Trustees' fees and expenses (Note 5)                        5,233        1,734        1,226          404           35
 Amortization of offering costs (Note 1)                        --           --           --           --        4,229
 Other                                                      26,199       14,160        8,653        4,059        2,690
      Total expenses                                     2,472,400      921,785      721,256      210,134       35,100
      Expenses waived/paid by affiliate (Note 5)                --           --           --           --      (28,001)
      Net expenses                                       2,472,400      921,785      721,256      210,134        7,099
       Net investment income                            21,257,834    6,804,993    5,307,061    1,457,393      155,974
Realized and unrealized gains:
 Net realized gain from investments                      2,346,564    1,780,276        4,622      365,161        9,842
 Net unrealized appreciation on investments              3,076,593      240,866    1,780,157       33,611      125,484
Net realized and unrealized gain                         5,423,157    2,021,142    1,784,779      398,772      135,326
Net increase in net assets resulting from operations   $26,680,991   $8,826,135   $7,091,840   $1,856,165     $291,300


Statements of Operations (cont.)
for the six months ended August 31, 1997 (unaudited)

                                           Franklin     Franklin     Franklin     Franklin Franklin Federal  Franklin
                                          New Jersey     Oregon    Pennsylvania  Puerto Rico Intermediate-  High Yield
                                           Tax-Free     Tax-Free     Tax-Free     Tax-Free   Term Tax-Free   Tax-Free
                                          Income Fund  Income Fund  Income Fund  Income Fund  Income Fund   Income Fund
Investment income:
 Interest                                $18,372,027   $12,207,056  $21,454,789   $6,088,404   $3,145,978 $165,607,121
Expenses:
 Management fees (Note 5)                  1,486,933     1,028,487    1,663,777      555,705      336,587   11,272,968
 Distribution fees (Note 5)
  Class I                                    261,998       171,332      288,271       83,562       50,457    1,864,369
  Class II                                    55,843        28,539       48,590        6,472           --      791,887
 Transfer agent fees (Note 5)                144,519        78,701      168,302       56,108       21,313      892,464
 Custodian fees                                2,237         1,940        3,428          686          526       29,512
 Reports to shareholders                      79,184        40,161       75,325       26,800       15,608      484,014
 Registration and filing fees                  5,157         4,352        6,331       24,474       14,752      262,438
 Professional fees                             6,898         5,758        9,607        3,058        1,671       78,224
 Trustees' fees and expenses (Note 5)          4,286        2,702        4,444        1,327          672        30,891
 Other                                        25,070        17,867       22,484        5,530       10,958      381,764
      Total expenses                       2,072,125     1,379,839    2,290,559      763,722      452,544   16,088,531
      Expenses waived/paid by affiliate
 (Note 5)                                         --            --           --           --      (45,022)          --
      Net expenses                         2,072,125     1,379,839    2,290,559      763,722      407,522   16,088,531
       Net investment income              16,299,902    10,827,217   19,164,230    5,324,682    2,738,456  149,518,590
Realized and unrealized gains (losses):
  Net realized gain (loss)
 from investments                            843,285       468,957    2,971,823      (12,156)    (462,893)  19,261,067
  Net unrealized appreciation on
 investments                               3,802,450     3,404,128    2,732,648    2,341,877    1,351,412   46,072,146
Net realized and unrealized gain           4,645,735     3,873,085    5,704,471    2,329,721      888,519   65,333,213
Net increase in net assets resulting
 from operations                         $20,945,637   $14,700,302  $24,868,701   $7,654,403   $3,626,975 $214,851,803


Statements of Changes in Net Assets
for the six months ended August 31, 1997 (unaudited) and the year ended February 28, 1997

                                 Franklin Arizona                 Franklin Colorado             Franklin Connecticut
                               Tax-Free Income Fund             Tax-Free Income Fund            Tax-Free Income Fund
                              Six months   Year ended         Six months   Year ended         Six months    Year ended
                             ended 8/31/97   2/28/97         ended 8/31/97   2/28/97         ended 8/31/97    2/28/97
Increase (decrease) in net assets:
 Operations:
  Net investment income      $ 21,257,834 $ 41,897,411        $ 6,804,993 $ 12,630,944        $ 5,307,061  $ 9,915,351
  Net realized gain (loss) from
 investments                    2,346,564    2,134,164          1,780,276      947,229              4,622     (367,976)
  Net unrealized appreciation
 (depreciation) on
 investments                    3,076,593   (4,443,512)           240,866   (1,527,211)         1,780,157      244,537
      Net increase in net
 assets resulting from
 operations                    26,680,991   39,588,063          8,826,135   12,050,962          7,091,840    9,791,912
 Distributions to shareholders
 from:
   Net investment income:
    Class I                   (20,979,793) (42,443,851)        (6,783,864) (12,524,223)        (5,201,706)  (9,979,953)
    Class II                     (174,212)    (182,399)          (165,039)    (173,036)          (125,153)    (150,117)
   In excess of net investment
 income:
     Class I                           --           --                 --           --             (5,334)          --
     Class II                          --           --                 --           --               (820)          --
   Net realized gains:
    Class I                      (779,756)  (3,059,354)                --           --                 --           --
    Class II                       (7,690)     (16,297)                --           --                 --           --
 Capital share transactions
 (Note 2):
   Class I                     22,425,030    7,663,191         15,887,204   21,676,316          8,514,006   16,956,345
   Class II                     3,346,167    3,581,489          2,474,378    3,967,572          1,947,423    2,478,532
      Net increase in
 net assets                    30,510,737    5,130,842         20,238,814   24,997,591         12,220,256   19,096,719
Net assets:
 Beginning of period          757,820,542  752,689,700        242,262,576  217,264,985        187,797,496  168,700,777
 End of period               $788,331,279 $757,820,542       $262,501,390 $242,262,576       $200,017,752 $187,797,496
Undistributed net investment
 income (accumulated distribu-
tions in excess of net investment
income) included in net assets:
  Beginning of period           $ 163,313    $ 892,152          $ 353,668    $ 419,983           $ 19,798    $ 234,517
  End of period                 $ 267,142    $ 163,313          $ 209,758    $ 353,668           $ (6,154)    $ 19,798


Statements of Changes in Net Assets (cont.)
for the six months ended August 31, 1997 (unaudited) and the year ended February 28, 1997

                                 Franklin Indiana                 Franklin Michigan              Franklin New Jersey
                               Tax-Free Income Fund             Tax-Free Income Fund            Tax-Free Income Fund
                              Six months   Year ended         Six months  Period ended        Six months    Year ended
                             ended 8/31/97   2/28/97         ended 8/31/97  2/28/97*         ended 8/31/97    2/28/97
Increase (decrease)in net assets:
 Operations:
  Net investment income       $ 1,457,393  $ 2,832,470          $ 155,974    $ 100,332       $ 16,299,902 $ 31,823,180
  Net realized gain from
 investments                      365,161      451,723              9,842        3,604            843,285    2,380,405
  Net unrealized appreciation
 (depreciation) on
 investments                       33,611     (363,352)           125,484       68,432          3,802,450   (5,332,217)
      Net increase in net
 assets resulting from
 operations                     1,856,165    2,920,841            291,300      172,368         20,945,637   28,871,368
 Distributions to shareholders
 from:
   Net investment income:
    Class I                    (1,442,256)  (2,822,030)          (155,648)     (62,277)       (16,143,210) (31,578,177)
    Class II                           --           --                 --           --           (422,087)    (413,207)
 Capital share transactions
 (Note 2):
   Class I                      1,063,194    2,089,230          3,471,138    3,774,039         27,201,922   12,995,401
   Class II                            --           --                 --           --          7,842,123    8,505,683
      Net increase in
 net assets                     1,477,103    2,188,041          3,606,790    3,884,130         39,424,385   18,381,068
Net assets:
 Beginning of period           51,137,317   48,949,276          3,884,130           --        587,786,465  569,405,397
 End of period                $52,614,420  $51,137,317         $7,490,920   $3,884,130       $627,210,850 $587,786,465
Undistributed net investment
 income included in net assets:
  Beginning of period           $ 116,031    $ 105,591           $ 38,055          $--        $ 1,032,211  $ 1,200,415
  End of period                 $ 131,168    $ 116,031           $ 38,381     $ 38,055          $ 766,816  $ 1,032,211

*For the period July 1, 1996 (effective date) to February 28, 1997.

Statements of Changes in Net Assets (cont.)
for the six months ended August 31, 1997 (unaudited) and the year ended February 28, 1997

                                  Franklin Oregon               Franklin Pennsylvania           Franklin Puerto Rico
                               Tax-Free Income Fund             Tax-Free Income Fund            Tax-Free Income Fund
                              Six months   Year ended         Six months   Year ended         Six months    Year ended
                             ended 8/31/97   2/28/97         ended 8/31/97   2/28/97         ended 8/31/97    2/28/97
Increase (decrease) in net assets:
 Operations:
  Net investment income      $ 10,827,217 $ 20,962,424        $19,164,230 $ 37,938,588         $5,324,682 $ 10,748,114
  Net realized gain (loss) from
 investments                      468,957      (67,453)         2,971,823    5,857,039            (12,156)   2,031,659
  Net unrealized appreciation
 (depreciation) on
 investments                    3,404,128   (1,899,285)         2,732,648   (8,671,626)         2,341,877   (1,447,567)
      Net increase in net
 assets resulting from
 operations                    14,700,302   18,995,686         24,868,701   35,124,001          7,654,403   11,332,206
 Distributions to shareholders
 from:
   Net investment income:
    Class I                   (10,478,227) (20,472,473)       (19,065,609) (37,722,774)        (5,259,483) (10,680,927)
    Class II                     (208,562)    (200,164)          (383,026)    (374,193)           (47,687)     (52,013)
   In excess of net investment
 income:
     Class I                           --           --                 --           --                 --     (107,458)
   Net realized gains:
    Class I                            --           --         (2,742,252)          --           (237,542)  (1,706,390)
    Class II                           --           --            (60,718)          --             (2,435)     (13,384)
 Capital share transactions
 (Note 2):
   Class I                     14,242,699   10,295,368         19,095,368   21,520,820          4,698,155    3,175,600
   Class II                     3,910,217    5,025,416          6,578,247    8,769,287            871,455    1,146,899
      Net increase in
 net assets                    22,166,429   13,643,833         28,290,711   27,317,141          7,676,866    3,094,533
Net assets:
 Beginning of period          391,102,737  377,458,904        670,273,652  642,956,511        194,204,438  191,109,905
 End of period               $413,269,166 $391,102,737       $698,564,363 $670,273,652       $201,881,304 $194,204,438
Undistributed net investment
 income (accumulated
 distributions in excess of
 net investment income)
 included in net assets:
  Beginning of period         $ 1,470,171  $ 1,180,384          $ 373,927    $ 532,306         $ (107,458)   $ (15,174)
  End of period               $ 1,610,599  $ 1,470,171           $ 89,522    $ 373,927          $ (89,946)  $ (107,458)


Statements of Changes in Net Assets (cont.)
for the six months ended August 31, 1997 (unaudited) and the year ended February 28, 1997

                                                                    Franklin
                                                            Federal Intermediate-Term           Franklin High Yield
                                                              Tax-Free Income Fund             Tax-Free Income Fund
                                                             Six months   Year ended         Six months    Year ended
                                                            ended 8/31/97   2/28/97         ended 8/31/97    2/28/97
Increase (decrease)in net assets:
 Operations:
  Net investment income                                     $ 2,738,456   $ 4,814,011      $ 149,518,590 $ 266,294,299
  Net realized gain (loss) from investments                    (462,893)      (99,478)        19,261,067    (1,562,428)
  Net unrealized appreciation on investments                  1,351,412       157,409         46,072,146    23,745,558
      Net increase in net assets resulting from operations    3,626,975     4,871,942        214,851,803   288,477,429
 Distributions to shareholders from:
  Net investment income:
   Class I                                                   (2,712,663)   (4,748,392)      (142,235,740) (263,983,718)
   Class II                                                          --            --         (6,626,634)   (6,203,344)
  In excess of net investment income:
   Class I                                                           --            --                 --    (3,211,797)
   Class II                                                          --            --                 --       (54,066)
 Capital share transactions (Note 2)
  Class I                                                    10,974,249    18,624,135        333,085,277   704,755,425
  Class II                                                           --            --         99,031,485   144,567,654
      Net increase in net assets                             11,888,561    18,747,685        498,106,191   864,347,583
Net assets:
 Beginning of period                                        104,715,170    85,967,485      4,699,657,532 3,835,309,949
 End of period                                             $116,603,731  $104,715,170     $5,197,763,723$4,699,657,532
Undistributed net investment income (accumulated distributions in excess of net investment income) included in net assets:
  Beginning of period                                         $ 265,520     $ 199,901       $ (3,265,863)  $ 3,892,763
  End of period                                               $ 291,313     $ 265,520       $ (2,609,647)$  (3,265,863)


FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES


Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-eight separate series. All funds included in this report (the Funds) are diversified except the Franklin Connecticut Tax-Free Income Fund, the Franklin Michigan Tax-Free Income Fund and the Franklin Federal Intermediate-Term Tax-Free Income Fund. The investment policy of the Funds is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

a. Security Valuation

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Income Taxes

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

d. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

e. Offering Costs

Offering costs are amortized on a straight-line basis over twelve months.


2. TRUST SHARES

The Funds, except the Franklin Indiana Tax-Free Income Fund, the Franklin Michigan Tax-Free Income Fund and the Franklin Federal Intermediate-Term Tax-Free Income Fund, offer two classes of shares: Class I and Class II. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.



2. TRUST SHARES (cont.)

At August 31, 1997, there were an unlimited number of shares authorized (no par value). Transactions in the Fund's shares were as follows:

                                    Franklin Arizona                Franklin Colorado             Franklin Connecticut
                                  Tax-Free Income Fund            Tax-Free Income Fund            Tax-Free Income Fund
Class I Shares:                   Shares       Amount             Shares        Amount             Shares       Amount
Six months ended August 31, 1997
 Shares sold                    5,531,146  $62,109,270          2,524,574  $29,728,416          1,612,106  $17,596,627
 Shares issued in reinvestment
 of distributions                 769,491    8,649,040            271,113    3,198,293            209,105    2,284,866
 Shares redeemed               (4,308,829) (48,333,280)        (1,445,275) (17,039,505)        (1,041,803) (11,367,487)
 Net increase                   1,991,808  $22,425,030          1,350,412  $15,887,204            779,408  $ 8,514,006
Year ended February 28, 1997
 Shares sold                    7,998,298  $89,211,140          3,365,949  $39,446,492          3,013,488  $32,678,988
 Shares issued in reinvestment
 of distributions               1,620,931   18,115,046            515,694    6,032,862            403,771    4,380,528
 Shares redeemed               (8,930,597) (99,662,995)        (2,036,403) (23,803,038)        (1,853,538) (20,103,171)
 Net increase                     688,632  $ 7,663,191          1,845,240  $21,676,316          1,563,721  $16,956,345
Class II Shares:
Six months ended August 31, 1997
 Shares sold                      333,186  $ 3,760,885            230,941  $ 2,735,980            207,567  $ 2,275,362
 Shares issued in reinvestment
 of distributions                  10,877      122,982              9,841      116,673              6,962       76,310
 Shares redeemed                  (47,486)    (537,700)           (32,004)    (378,275)           (36,604)    (404,249)
 Net increase                     296,577  $ 3,346,167            208,778  $ 2,474,378            177,925  $ 1,947,423
Year ended February 28, 1997
 Shares sold                      376,534  $ 4,223,178            429,745  $ 5,050,296            231,440  $ 2,513,435
 Shares issued in reinvestment
 of distributions                  11,069      124,484             10,140      119,253              9,160       99,611
 Shares redeemed                  (68,188)    (766,173)          (101,865)  (1,201,977)           (12,392)    (134,514)
 Net increase                     319,415  $ 3,581,489            338,020  $ 3,967,572            228,208  $ 2,478,532

                                    Franklin Indiana                Franklin Michigan              Franklin New Jersey

                                  Tax-Free Income Fund            Tax-Free Income Fund            Tax-Free Income Fund
Class I Shares:                   Shares       Amount             Shares        Amount             Shares       Amount
Six months ended August 31, 1997
 Shares sold                      312,149   $3,665,174            352,611   $3,658,122          4,606,661  $53,517,532
 Shares issued in reinvestment
 of distributions                  65,044      765,573             10,327      108,169            710,455    8,249,970
 Shares redeemed                 (286,048)  (3,367,553)           (28,427)    (295,153)        (2,978,717) (34,565,580)
 Net increase                      91,145   $1,063,194            334,511   $3,471,138          2,338,399  $27,201,922
Year ended February 28, 1997*
 Shares sold                      534,226   $6,210,915            379,169   $3,839,046          6,265,119  $72,134,679
 Shares issued in reinvestment
 of distributions                 128,039    1,490,773              4,786       49,840          1,388,739   15,999,117
 Shares redeemed                 (481,802)  (5,612,458)           (11,156)    (114,847)        (6,530,752) (75,138,395)
 Net increase                     180,463   $2,089,230            372,799   $3,774,039          1,123,106  $12,995,401

2. TRUST SHARES (cont.)
                                                                                                   Franklin New Jersey
                                                                                                  Tax-Free Income Fund
Class II Shares:                                                                                   Shares       Amount
Six months ended August 31, 1997
 Shares sold                                                                                      712,000  $ 8,287,869
 Shares issued in reinvestment of distributions                                                    24,910      290,904
 Shares redeemed                                                                                  (63,266)    (736,650)
 Net increase                                                                                     673,644  $ 7,842,123
Year ended February 28, 1997
 Shares sold                                                                                      823,396  $ 9,520,495
 Shares issued in reinvestment of distributions                                                    25,105      290,846
 Shares redeemed                                                                                 (112,665)  (1,305,658)
 Net increase                                                                                     735,836  $ 8,505,683

                                     Franklin Oregon              Franklin Pennsylvania           Franklin Puerto Rico
                                  Tax-Free Income Fund            Tax-Free Income Fund            Tax-Free Income Fund
Class I Shares:                   Shares       Amount             Shares        Amount             Shares       Amount
Six months ended August 31, 1997
 Shares sold                    2,534,272  $29,245,863          4,593,606  $47,636,842          1,208,006  $13,892,793
 Shares issued in reinvestment
 of distributions                 516,688    5,973,229            967,599   10,045,927            233,797    2,695,328
 Shares redeemed               (1,817,134) (20,976,393)        (3,720,399) (38,587,401)        (1,033,996) (11,889,966)
 Net increase                   1,233,826  $14,242,699          1,840,806  $19,095,368            407,807   $4,698,155
Year ended February 28, 1997
 Shares sold                    3,911,445  $44,814,258          7,716,132  $79,515,366          1,806,977  $20,742,655
 Shares issued in reinvestment
 of distributions               1,008,332   11,559,976          1,565,965   16,144,953            539,619    6,199,054
 Shares redeemed               (4,024,495) (46,078,866)        (7,195,099) (74,139,499)        (2,068,913) (23,766,109)
 Net increase                     895,282  $10,295,368          2,086,998  $21,520,820            277,683  $ 3,175,600
Class II Shares:
Six months ended August 31, 1997
 Shares sold                      372,919  $ 4,332,285            650,239  $ 6,774,909             87,451  $ 1,009,977
 Shares issued in reinvestment
 of distributions                  13,131      152,712             28,134      293,391              2,440       28,195
 Shares redeemed                  (49,638)    (574,780)           (47,103)    (490,053)           (14,495)    (166,717)
 Net increase                     336,412  $ 3,910,217            631,270  $ 6,578,247             75,396    $ 871,455
Year ended February 28, 1997

 Shares sold                      464,993  $ 5,357,866            881,728  $ 9,122,622            144,789  $ 1,664,480
 Shares issued in reinvestment
 of distributions                  13,728      158,332             23,191      240,276              3,261       37,572
 Shares redeemed                  (42,568)    (490,782)           (57,329)    (593,611)           (48,280)    (555,153)
 Net increase                     436,153  $ 5,025,416            847,590  $ 8,769,287             99,770  $ 1,146,899

2. TRUST SHARES (cont.)
                                                                        Franklin
                                                                Federal Intermediate-Term        Franklin High Yield
                                                                  Tax-Free Income Fund          Tax-Free Income Fund
Class I Shares:                                                   Shares        Amount          Shares        Amount
Six months ended August 31, 1997

 Shares sold                                                    3,294,293  $36,019,636         52,263,321$ 585,905,240
 Shares issued in reinvestment of distributions                   149,367    1,634,127          5,130,194   57,581,345
 Shares redeemed                                               (2,443,430) (26,679,514)       (27,717,515)(310,401,308)
 Net increase                                                   1,000,230  $10,974,249         29,676,000$ 333,085,277
Year ended February 28, 1997
 Shares sold                                                    4,345,155  $47,044,282         96,413,033$1,068,273,093
 Shares issued in reinvestment of distributions                   258,673    2,803,060          9,358,868  103,625,570
 Shares redeemed                                               (2,881,216) (31,223,207)       (42,224,510)(467,143,238)
 Net increase                                                   1,722,612  $18,624,135         63,547,391$ 704,755,425
Class II Shares:

Six months ended August 31, 1997
 Shares sold                                                                                    9,651,587$ 108,868,882
 Shares issued in reinvestment of distributions                                                   333,060    3,763,609
 Shares redeemed                                                                               (1,204,722) (13,601,006)
 Net increase                                                                                   8,779,925 $ 99,031,485
Year ended February 28, 1997
 Shares sold                                                                                   13,680,514$ 152,469,159
 Shares issued in reinvestment of distributions                                                   304,948    3,402,828
 Shares redeemed                                                                               (1,013,757) (11,304,333)
 Net increase                                                                                  12,971,705$ 144,567,654
*For the period July 1, 1996 (effective date) to February 28, 1997 for the Franklin Michigan Tax-Free Income Fund.


3. INCOME TAXES

At February 28, 1997, the Funds had tax basis capital losses which may be carried over to offset future capital gains.
Such losses expire
as follows:
                                                                     Franklin     Franklin     Franklin      Franklin
                                                                     Colorado    Connecticut    Indiana     New Jersey
                                                                     Tax-Free     Tax-Free     Tax-Free      Tax-Free
                                                                    Income Fund  Income Fund  Income Fund   Income Fund
Capital loss carryovers expiring in:
2001 ............................................................         $ --      $ 261,598         $ --          $--
2003 ............................................................       938,315     5,817,978      420,541    3,298,503
2004 ............................................................           --         46,957           --           --
2005 ............................................................           --        322,502           --           --
                                                                       $938,315    $6,449,035     $420,541   $3,298,503

                                                                                  Franklin Franklin Federal  Franklin
                                                                                   Oregon    Intermediate-  High Yield
                                                                                  Tax-Free   Term Tax-Free   Tax-Free
                                                                                 Income Fund  Income Fund   Income Fund
Capital loss carryovers expiring in:
2001 .......................................................................       $ 74,144          $--          $--
2002 ........................................................................         54,202           --   22,886,561
2003 ........................................................................      5,075,995    1,066,621   23,501,819
2005 ........................................................................         67,453       99,478    1,567,803
                                                                                  $5,271,794   $1,166,099  $47,956,183
3. INCOME TAXES (cont.)
At February 28, 1997, the Franklin Connecticut Tax-Free Income Fund had deferred capital losses occurring subsequent to
October 31, 1996 of $45,474. For tax purposes, such losses will be reflected in the year ending February 28, 1998.

At August 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                           Franklin     Franklin     Franklin     Franklin     Franklin      Franklin
                                            Arizona     Colorado    Connecticut    Indiana     Michigan     New Jersey
                                           Tax-Free     Tax-Free     Tax-Free     Tax-Free     Tax-Free      Tax-Free
                                          Income Fund  Income Fund  Income Fund  Income Fund  Income Fund   Income Fund
Investments at cost .................   $741,474,071  $246,046,244 $185,646,736  $50,635,352   $7,403,835 $586,959,300
Unrealized appreciation .............   $ 45,384,253  $ 14,253,139 $ 13,444,172  $ 2,975,741    $ 201,878 $ 33,917,483
Unrealized depreciation .............       (473,192)     (212,385)          --       (2,460)      (7,962)    (220,684)
Net unrealized appreciation .........   $ 44,911,061  $ 14,040,754 $ 13,444,172  $ 2,973,281    $ 193,916 $ 33,696,799

                                                                                               Franklin
                                                        Franklin     Franklin     Franklin      Federal      Franklin
                                                         Oregon    Pennsylvania  Puerto Rico Intermediate-  High Yield
                                                        Tax-Free     Tax-Free     Tax-Free   Term Tax-Free   Tax-Free

                                                       Income Fund  Income Fund  Income Fund  Income Fund   Income Fund
Investments at cost ..............................    $382,976,289 $655,729,246 $187,780,585 $115,986,441$4,787,343,690
Unrealized appreciation ..........................    $ 25,363,760 $ 37,374,637 $ 11,187,609  $ 4,618,661$ 326,631,096
Unrealized depreciation ..........................        (118,879)    (518,373)     (10,006)    (349,031) (17,169,267)
Net unrealized appreciation ......................    $ 25,244,881 $ 36,856,264 $ 11,177,603  $ 4,269,630$ 309,461,829

Net investment income differs for financial statement and tax purposes primarily due to differences between book and tax recognition of dividend distributions.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.


4. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended August 31, 1997 were as follows:

                                           Franklin     Franklin     Franklin     Franklin     Franklin      Franklin
                                            Arizona     Colorado    Connecticut    Indiana     Michigan     New Jersey
                                           Tax-Free     Tax-Free     Tax-Free     Tax-Free     Tax-Free      Tax-Free
                                          Income Fund  Income Fund  Income Fund  Income Fund  Income Fund   Income Fund
Purchases ...........................   $108,859,313   $38,193,185  $18,816,652  $10,057,188   $5,224,535  $79,539,032
Sales ...............................   $ 76,985,966   $27,058,769  $ 5,835,625  $ 7,367,014   $1,943,311  $42,157,974

                                                                                               Franklin
                                                        Franklin     Franklin     Franklin      Federal      Franklin
                                                         Oregon    Pennsylvania  Puerto Rico Intermediate-  High Yield
                                                        Tax-Free     Tax-Free     Tax-Free   Term Tax-Free   Tax-Free
                                                       Income Fund  Income Fund  Income Fund  Income Fund   Income Fund
Purchases ........................................     $31,073,363  $71,635,219  $14,631,737  $22,745,474 $778,499,579
Sales ............................................     $11,484,225  $44,409,451  $ 5,477,735  $ 6,303,743 $386,929,343

5. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers or directors of Franklin Advisers Inc. (Advisers), Franklin Investment Advisory Services, Inc. (Investment Advisory), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds' investment managers, principal underwriter, administrative manager and transfer agent, respectively.


5. TRANSACTIONS WITH AFFILIATES (cont.)

The Franklin Connecticut Tax-Free Income Fund and the remaining funds pay an investment management fee to Investment Advisory and Advisers, respectively based on the average net assets of the Funds as follows:

       Annualized
        Fee Rate   Month-End Net Assets
         0.625%    First $100 million
         0.50%     Over $100 million, up to and including $250  million
         0.45%     In excess of $250 million

Under agreements with Advisers and Investment Advisory, FT Services provides administrative services to the Funds. The fee is paid by Advisers and Investment Advisory based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees and assume payment of other expenses for the Franklin Michigan Tax-Free Income Fund and the Franklin Federal Intermediate-Term Tax-Free Income Fund, as noted in the Statement of Operations.

The Funds reimburse Distributors up to 0.10% and 0.65% per year of their average daily net assets of Class I and Class II, respectively, for costs incurred inmarketing the Funds' shares.

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                            Franklin     Franklin      Franklin     Franklin     Franklin     Franklin
                                             Arizona     Colorado     Connecticut    Indiana     Michigan    New Jersey
                                            Tax-Free     Tax-Free      Tax-Free     Tax-Free     Tax-Free     Tax-Free
                                           Income Fund  Income Fund   Income Fund  Income Fund  Income Fund  Income Fund
Net commissions received (paid) ......       $(3,811)     $(36,183)      $9,894       $5,893      $(2,532)    $(48,242)
Contingent deferred sales charges ....        $2,230         $ 438       $1,480           --           --      $ 3,387
                                                                                                 Franklin
                                                         Franklin      Franklin     Franklin      Federal     Franklin
                                                          Oregon     Pennsylvania  Puerto Rico Intermediate- High Yield
                                                         Tax-Free      Tax-Free     Tax-Free   Term Tax-Free  Tax-Free
                                                        Income Fund   Income Fund  Income Fund  Income Fund  Income Fund
Net commissions received (paid)    .................       $(8,411)     $(1,396)     $13,537     $(33,512) $(1,023,462)
Contingent deferred sales charges ..................        $3,413       $2,968      $ 1,587           --     $ 68,617


6. CREDIT RISK ANDDEFAULTEDSECURITIES

The Franklin High Yield Tax-Free Income Fund has 30.3% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities as compared to investment grade securities. At August 31, 1997, the Franklin Federal Intermediate-Term Tax-Free Income Fund and the Franklin High Yield Tax-Free Income Fund held defaulted securities with a value aggregating $1,104,250 and $20,507,500 representing .95% and .39%, respectively, of the funds' net assets. For information as to specific securities, see the accompanying Statements of Investments.

For financial reporting purposes, the funds discontinue accruing income on defaulted bonds and provide an estimate for losses on interest receivable.

All of the funds have investments in excess of 10% of their total net assets in their respective states or U.S. territories and possessions except the Franklin Intermediate-Term Tax-Free Income Fund and the Franklin High Yield Tax-Free Income Fund which have investments in excess of 10% of their total assets in the states of New York and/or California. Such concentration may subject the Funds more significantly to economic changes occurring within those states or territories or possessions.


Franklin Tax-Free Trust #3 (Arizona Series) Semi-Annual Report August 31, 1997


APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304(a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie format the total return of the municipal bond market over a ten-year period, from 9/1/87 to 8/31/97.

Over the Long Term, Income Drives Total Return Municipal Bond Market
Income                        84.01%
Appreciation on Initial 15.99%
   Investment

GRAPHIC MATERIAL (2)

This bar chart shows the percentage of insured vs. Non-insured municipal bond issuance over a three-year period.

Insured and Non-Insured Municipal Bonds as a Percentage of Total Long-Term Investments
Year                    Insured Bonds     Non-Insured Bonds
1994                    37%               63%
1995                    43%               57%
1996                    47%               53%
1997                    61%               39%

GRAPHIC MATERIAL (3)

This chart shows in bar format the dollar amount (in billions) of new long-term municipal bond issuance from 1987 to 1997: $105 (1987); $117.3 (1988); $125
(1989);  $127.8 (1990);  $172.4 (1991);  $234.7  (1992);  $292.2 (1993);  $164.8
(1994); $160.3 (1995); $183.5 (1996); $105.7 (1997).


GRAPHIC MATERIAL (4)

This chart shows in pie format the quality breakdown of the fund's securities on 8/31/97, based on total long-term investments.

Quality Breakdown
AAA               55.4%
AA                17.7%
A                  5.4%
BBB               21.5%

GRAPHIC MATERIAL (5)

This chart shows in bar format the comparison between the fund's Class I distribution rate of 5.28% and the taxable equivalent rate of 9.22%.


GRAPHIC MATERIAL (6)

This chart shows in bar format the comparison between the fund's Class II distribution rate of 4.84% and the taxable equivalent rate of 8.45%.


GRAPHIC MATERIAL (7)

This chart shows in pie format the quality breakdown of the fund's securities on 8/31/97, based on total long-term investments.

Quality Breakdown
AAA               65.4%
AA                10.9%
A                 10.8%
BBB               12.9%

GRAPHIC MATERIAL (8)

This chart shows in bar format the comparison between the fund's Class I distribution rate of 5.03% and the taxable equivalent rate of 8.76%.


GRAPHIC MATERIAL (9)

This chart shows in bar format the comparison between the fund's Class II distribution rate of 4.61% and the taxable equivalent rate of 8.04%.


GRAPHIC MATERIAL (10)

This chart shows in pie format the quality breakdown of the fund's securities on 8/31/97, based on total long-term investments.

Quality Breakdown
AAA               44.7%
AA                19.8%
A                 10.9%
BBB               24.6%


GRAPHIC MATERIAL (11)

This chart shows in bar format the comparison between the fund's Class I distribution rate of 5.21% and the taxable equivalent rate of 9.04%.


GRAPHIC MATERIAL (12)

This chart shows in bar format the comparison between the fund's Class II distribution rate of 4.81% and the taxable equivalent rate of 8.34%.


GRAPHIC MATERIAL (13)

This chart shows in pie format the quality breakdown of the fund's securities on 8/31/97, based on total long-term investments.

Quality Breakdown
AAA               39.5%
AA                 8.7%
A                 26.2%
BBB               25.3%
Below              0.3%
  Investment Grade

GRAPHIC MATERIAL (14)

This chart shows in bar format the comparison between the fund's distribution rate of 5.23% and the taxable equivalent rate of 8.96%.


GRAPHIC MATERIAL (15)

This chart shows in pie format the quality breakdown of the fund's securities on 8/31/97, based on total long-term investments.

Quality Breakdown
AAA               59.7%
AA                17.6%
A                  2.1%
BBB               20.6%


GRAPHIC MATERIAL (16)

This chart shows in bar format the comparison between the fund's distribution rate of 5.21% and the taxable equivalent rate of 9.02%.


GRAPHIC MATERIAL (17)

This chart shows in pie format the quality breakdown of the fund's securities on 8/31/97, based on total long-term investments.

Quality Breakdown
AAA               64.5%
AA                 9.8%
A                  9.8%
BBB               14.5%
Below        1.4%
  Investment Grade


GRAPHIC MATERIAL (18)

This chart shows in bar format the comparison between the fund's Class I distribution rate of 5.11% and the taxable equivalent rate of 9.04%.


GRAPHIC MATERIAL (19)

This chart shows in bar format the comparison between the fund's Class II distribution rate of 4.72% and the taxable equivalent rate of 8.35%.


GRAPHIC MATERIAL (20)

This chart shows in pie format the quality breakdown of the fund's securities on 8/31/97, based on total long-term investments.

Quality Breakdown
AAA               40.4%
AA                24.0%
A                 20.3%
BBB               14.3%
Below              1.0%
  Investment Grade


GRAPHIC MATERIAL (21)

This chart shows in bar format the comparison between the fund's Class I distribution rate of 5.12% and the taxable equivalent rate of 9.32%.


GRAPHIC MATERIAL (22)

This chart shows in bar format the comparison between the fund's Class II distribution rate of 4.70% and the taxable equivalent rate of 8.55%.


GRAPHIC MATERIAL (23)

This chart shows in pie format the quality breakdown of the fund's securities on 8/31/97, based on total long-term investments.

Quality Breakdown
AAA               56.3%
AA                 9.1%
A                 15.3%
BBB               19.3%


GRAPHIC MATERIAL (24)

This chart shows in bar format the comparison between the fund's Class I distribution rate of 5.29% and the taxable equivalent rate of 9.01%.


GRAPHIC MATERIAL (25)

This chart shows in bar format the comparison between the fund's Class II distribution rate of 4.87% and the taxable equivalent rate of 8.29%.


GRAPHIC MATERIAL (26)

This chart shows in pie format the quality breakdown of the fund's securities on 8/31/97, based on total long-term investments.

Quality Breakdown
AAA               36.0%
AA                 1.2%
A                 16.9%
BBB               45.9%


GRAPHIC MATERIAL (27)

This chart shows in bar format the comparison between the fund's Class I distribution rate of 5.04% and the taxable equivalent rate of 8.34%.


GRAPHIC MATERIAL (28)

This chart shows in bar format the comparison between the fund's Class II distribution rate of 4.64% and the taxable equivalent rate of 7.69%.


GRAPHIC MATERIAL (29)

This chart shows in pie format the quality breakdown of the fund's securities on 8/31/97, based on total long-term investments.

Quality Breakdown
AAA               11.5%
AA                12.8%
A                 24.4%
BBB               47.9%
Below              3.4%
 Investment Grade


GRAPHIC MATERIAL (30)

This chart shows in bar format the comparison between the fund's distribution rate of 4.89% and the taxable equivalent rate of 8.10%.


GRAPHIC MATERIAL (31)

This chart shows in pie format the quality breakdown of the fund's securities on 8/31/97, based on total long-term investments.

Quality Breakdown
AAA               25.1%
AA                 4.7%
A                 13.3%
BBB               26.6%
Below             30.3%
 Investment Grade


GRAPHIC MATERIAL (32)

This chart shows in bar format the comparison between the fund's Class I distribution rate of 5.77% and the taxable equivalent rate of 9.56%.


GRAPHIC MATERIAL (33)

This chart shows in bar format the comparison between the fund's Class II distribution rate of 5.36% and the taxable equivalent rate of 8.87%.